As filed with the Securities and Exchange Commission on September 3, 2020

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code:  1-800-851-9777

Rhonda A. Mills, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end:        December 31

Date of reporting period:     June 30, 2020

Item 1:	Report(s) to Shareholders.

The Semi-Annual Report is attached.

Transamerica Series Trust Semi-Annual Report

June 30, 2020

1801 California St., Suite 5200

Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the insurance company that offers your variable annuity or variable life insurance contract may no longer send you paper copies of the portfolios’ shareholder reports by mail, unless you specifically request paper copies of the reports from the insurance company or your financial intermediary. Instead, the insurance company may choose to make the reports available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If your insurance company offers electronic delivery, you may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions provided by the insurance company or by contacting your financial intermediary. That election will apply to all portfolios available under your contract with the insurance company.

The following pages contain the most recent semi-annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Contract Holder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This semi-annual report provides certain information about your Portfolio(s) during the period covered by the report. The Securities and Exchange Commission currently requires that annual and semi-annual reports be sent to all contract holders, and we believe it to be an important part of the investment process. This report covers the six-month period ended June 30, 2020.

We believe it is important to understand market conditions over this six-month period to provide a context for reading this report. The period began on January 1, 2020 with equity markets near all-time highs and consensus Wall Street forecasts for solid economic growth in the year ahead and a potential rebound to double-digit corporate earnings growth. Strong jobs numbers and retail sales in January seemed to confirm optimistic sentiment driving stocks to new highs in February as corporate bond credit spreads also approached multi-year lows.

By early February, the spread of COVID-19 began making more headlines and creating volatility in the markets, however, the S&P 500® pressed onward to a new record high on February 19. After the Federal Reserve (“Fed”) cut the Fed Funds rate by 1.50% to a range of 0.00%-0.25% on two unscheduled occasions during the first two weeks of March, the markets quickly realized the potential severity of COVID-19 and the realization of a global pandemic quickly gripped investors. By mid-March, it soon became apparent the economic consequences of the pandemic would be historic.

Between February 19 and March 23, the S&P 500® experienced its fastest 35% price decline ever, and corporate bond credit spreads more than tripled. Then during the final week in March, the Fed responded forcefully with trillions of dollars in large-scale asset purchases, and Congress passed the CARES Act providing more than $2 trillion in fiscal stimulus support to the economy. Stocks and credit spreads began to reverse direction and promptly rally as the nation and much of the world sheltered in place.

Between late March and early June, the S&P 500® experienced its strongest 50-day trading period ever before consolidating during mid-June. Business re-openings throughout the nation played a major role in renewed and favorable market sentiment as did an unexpectedly strong employment report for May. However, by late June fears of a second wave of COVID-19 emerged when national case numbers began to rise again.

Global equity markets also bottomed in late March as investors awaited dramatic reductions in global growth forecasts soon to be released in the upcoming months. However, the combination of heavy doses of fiscal and monetary stimulus in Europe and Japan, as well as the prospect of improving growth rates for 2021, helped most international markets to recover impressively into the mid-year mark. Throughout Asia and parts of Europe, COVID-19 trends and fatality rates also improved meaningfully from the earlier spring months.

For the six-month period ended June 30, 2020, the S&P 500® returned -3.08%, while the MSCI EAFE Index, representing international developed market equities, returned -11.07%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 6.14%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

Bloomberg Barclays US Aggregate Bond Index: measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500®: a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Series Trust. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and an investor cannot invest directly in an index.

Transamerica 60/40 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$991.90	$2.82	$1,022.00	$2.87	0.57%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	45.1%
U.S. Fixed Income Fund	40.1
International Equity Fund	14.9
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 14.9%
Transamerica International Equity Index VP (A)	485,363	$ 4,941,001

U.S. Equity Fund - 45.1%
Transamerica U.S. Equity Index VP (A)	1,099,841	14,935,840

U.S. Fixed Income Fund - 40.1%
Transamerica Core Bond (A)	1,252,748	13,304,184

Total Investment Companies (Cost $31,345,081)		33,181,025

Total Investments (Cost $31,345,081)		33,181,025
Net Other Assets (Liabilities) - (0.1)%		(18,745)

Net Assets - 100.0%		$ 33,162,280

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$33,181,025	$—	$—	$33,181,025

Total Investments	$33,181,025	$—	$—	$33,181,025

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $31,345,081)	$33,181,025
Cash	11,169
Receivables and other assets:
Shares of beneficial interest sold	3,756
Prepaid expenses	143

Total assets	33,196,093

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	11,169
Shares of beneficial interest redeemed	39
Investment management fees	3,448
Distribution and service fees	7,183
Transfer agent costs	4
Trustees, CCO and deferred compensation fees	55
Audit and tax fees	9,514
Custody fees	568
Legal fees	197
Printing and shareholder reports fees	333
Other accrued expenses	1,303

Total liabilities	33,813

Net assets	$33,162,280

Net assets consist of:
Capital stock ($0.01 par value)	$29,910
Additional paid-in capital	30,769,287
Total distributable earnings (accumulated losses)	2,363,083

Net assets	$33,162,280

Shares outstanding	2,991,009

Net asset value and offering price per share	$11.09

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from affiliated investments	$164,862

Total investment income	164,862

Expenses:
Investment management fees	43,094
Distribution and service fees	35,912
Transfer agent costs	176
Trustees, CCO and deferred compensation fees	405
Audit and tax fees	9,641
Custody fees	1,051
Legal fees	999
Printing and shareholder reports fees	609
Other	1,967

Total expenses before waiver and/or reimbursement and recapture	93,854

Expense waived and/or reimbursed	(25,856)
Recapture of previously waived and/or reimbursed fees	13,819

Net expenses	81,817

Net investment income (loss)	83,045

Net realized gain (loss) on:
Affiliated investments	169,532

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(311,360)

Net realized and change in unrealized gain (loss)	(141,828)

Net increase (decrease) in net assets resulting from operations	$(58,783)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$83,045	$197,504
Net realized gain (loss)	169,532	89,265
Net change in unrealized appreciation (depreciation)	(311,360)	2,576,972

Net increase (decrease) in net assets resulting from operations	(58,783)	2,863,741

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(52,430)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(52,430)

Capital share transactions:
Proceeds from shares sold	9,126,595	17,589,144
Dividends and/or distributions reinvested	—	52,430
Cost of shares redeemed	(2,197,239)	(2,442,441)

Net increase (decrease) in net assets resulting from capital share transactions	6,929,356	15,199,133

Net increase (decrease) in net assets	6,870,573	18,010,444

Net assets:
Beginning of period/year	26,291,707	8,281,263

End of period/year	$33,162,280	$26,291,707

Capital share transactions - shares:
Shares issued	851,163	1,697,245
Shares reinvested	—	4,993
Shares redeemed	(211,909)	(236,071)

Net increase (decrease) in shares outstanding	639,254	1,466,167

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and year indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$11.18		$9.35	$10.00

Investment operations:
Net investment income (loss) (B)	0.03		0.12	0.10
Net realized and unrealized gain (loss)	(0.12)		1.74	(0.75)

Total investment operations	(0.09)		1.86	(0.65)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.02)	—
Net realized gains	—		(0.01)	—

Total dividends and/or distributions to shareholders	—		(0.03)	—

Net asset value, end of period/year	$11.09		$11.18	$9.35

Total return	(0.81	)%(C)	20.13%	(6.70	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$33,162		$26,292	$8,281
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.65	%(E)	0.71%	2.02	%(E)
Including waiver and/or reimbursement and recapture (F)	0.57	%(E)	0.63%	0.63	%(E)
Net investment income (loss) to average net assets	0.58	%(E)	1.12%	1.03	%(E)
Portfolio turnover rate	12	%(C)	14%	19	%(C)

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	TAM has contractually agreed to waive 0.18% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica 60/40 Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM is responsible for all aspects of the day-to-day management of the Portfolio.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying investment as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying investment and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.63%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 10,501,943	$ 3,582,124

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 31,345,081	$ 1,872,960	$ (37,016)	$ 1,835,944

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

MANAGEMENT AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica 60/40 Allocation VP (the “Portfolio”).

Following its review and consideration, the Board determined that the terms of the Management Agreement were reasonable and that the renewal of the Management Agreement was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of the Management Agreement through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Management Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Management Agreement, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and TAM’s responsiveness to any questions by the Trustees.

The Board also considered the continuous and regular investment management and other services provided by TAM. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for the period ended December 31, 2019. Based on these considerations, the Board determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant period in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe but below its composite benchmark, each for the past 1-year period.

Management Fee and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management fee to be received by TAM under the Management Agreement is reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM may not directly correlate with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and in light of any economies of scale experienced in the future.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica 60/40 Allocation VP

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

Benefits to TAM and/or its Affiliates from their Relationships with the Portfolio

The Board considered other benefits derived by TAM and/or its affiliates from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Management Agreement.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$929.30	$3.02	$1,021.70	$3.17	0.63%
Service Class	1,000.00	927.90	4.22	1,020.50	4.42	0.88

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	95.5%
Other Investment Company	5.3
Repurchase Agreement	1.6
Preferred Stocks	1.2
Loan Assignments	1.0
Common Stocks	0.2
Warrant	0.0
Net Other Assets (Liabilities)	(4.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	6.21
Duration †	3.76

Credit Quality ‡	Percentage of Net Assets
AAA	1.6%
BBB	6.2
BB	47.3
B	33.8
CCC and Below	8.3
Not Rated	7.6
Net Other Assets (Liabilities)	(4.8)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES - 95.5%
Aerospace & Defense - 0.8%
Bombardier, Inc.
6.13%, 01/15/2023 (A)	$ 1,105,000	$ 760,019
7.50%, 03/15/2025 (A) (B)	309,000	201,653
7.88%, 04/15/2027 (A)	292,000	191,260
Triumph Group, Inc.
5.25%, 06/01/2022	391,000	334,305
7.75%, 08/15/2025 (B)	462,000	347,078

		1,834,315

Airlines - 1.4%
American Airlines Group, Inc.
3.75%, 03/01/2025 (A)	1,342,000	623,882
5.00%, 06/01/2022 (A)	15,000	8,700
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	301,622	301,663
5.63%, 07/15/2022 (A)	203,684	184,019
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	172,184	164,895
6.90%, 10/19/2023	228,784	191,884
United Airlines Holdings, Inc.
4.25%, 10/01/2022 (B)	407,000	345,950
4.88%, 01/15/2025 (B)	649,000	518,304
United Airlines Pass-Through Trust 4.63%, 03/03/2024	172,520	152,077
US Airways Pass-Through Trust
5.38%, 05/15/2023	379,937	308,629
6.75%, 12/03/2022	416,665	336,534

		3,136,537

Auto Components - 1.0%
Clarios Global, LP / Clarios US Finance Co. 6.25%, 05/15/2026 (A)	428,000	441,375
Dana, Inc.
5.38%, 11/15/2027	369,000	368,303
5.50%, 12/15/2024	190,000	191,425
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027	361,000	330,676
5.00%, 05/31/2026 (B)	257,000	239,395
9.50%, 05/31/2025	600,000	642,000

		2,213,174

Automobiles - 0.2%
Ford Motor Co.
8.50%, 04/21/2023	39,000	41,243
9.00%, 04/22/2025	139,000	150,426
9.63%, 04/22/2030 (B)	145,000	171,723

		363,392

Banks - 2.9%
Barclays PLC
Fixed until 09/15/2023 (C), 7.75% (D)	1,041,000	1,057,916
Fixed until 06/15/2024 (C), 8.00% (D)	285,000	295,331
BNP Paribas SA Fixed until 03/14/2022 (C), 6.75% (A) (D)	680,000	691,900
CIT Bank NA
Fixed until 09/27/2024, 2.97% (D), 09/27/2025	250,000	233,750
CIT Group, Inc.
4.75%, 02/16/2024	149,000	151,126
5.00%, 08/15/2022	390,000	398,287

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. Fixed until 09/12/2024 (C), 5.00% (D)	$ 996,000	$ 937,540
Intesa Sanpaolo SpA 5.71%, 01/15/2026 (A)	901,000	949,435
JPMorgan Chase & Co. Fixed until 02/01/2025 (C), 4.60% (D)	359,000	320,408
Lloyds Banking Group PLC
Fixed until 06/27/2024 (C), 7.50% (D)	419,000	434,629
Fixed until 09/27/2025 (C), 7.50% (B) (D)	200,000	207,540
Societe Generale SA Fixed until 09/13/2021 (C), 7.38% (A) (D)	920,000	928,004

		6,605,866

Beverages - 0.4%
Cott Holdings, Inc. 5.50%, 04/01/2025 (A)	1,012,000	1,017,151

Building Products - 2.6%
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	1,890,000	1,608,371
Builders FirstSource, Inc.
5.00%, 03/01/2030 (A)	104,000	97,760
6.75%, 06/01/2027 (A)	563,000	576,371
Cornerstone Building Brands, Inc. 8.00%, 04/15/2026 (A)	2,026,000	2,041,195
Griffon Corp.
5.25%, 03/01/2022	456,000	456,046
5.75%, 03/01/2028	472,000	466,100
Patrick Industries, Inc. 7.50%, 10/15/2027 (A)	761,000	783,830

		6,029,673

Capital Markets - 1.2%
Credit Suisse Group AG
Fixed until 12/18/2024 (C), 6.25% (A) (D)	166,000	172,919
Fixed until 08/21/2026 (C), 6.38% (A) (D)	387,000	392,999
Fixed until 09/12/2025 (C), 7.25% (A) (D)	465,000	477,787
Fixed until 07/17/2023 (C), 7.50% (A) (D)	345,000	358,424
Fixed until 12/11/2023 (C), 7.50% (A) (D)	1,005,000	1,080,375
Deutsche Bank AG Fixed until 10/30/2025 (C), 6.00% (D)	200,000	165,040
Goldman Sachs Capital II 3-Month LIBOR + 0.77%, 4.00% (D), 07/31/2020 (C)	169,000	142,215

		2,789,759

Chemicals - 2.6%
Eagle Intermediate Global Holding BV / Ruyi US Finance LLC 7.50%, 05/01/2025 (A)	686,000	476,770
Hexion, Inc. 7.88%, 07/15/2027 (A) (B)	776,000	706,160
NOVA Chemicals Corp.
4.88%, 06/01/2024 (A)	590,000	550,175
5.25%, 06/01/2027 (A)	1,521,000	1,335,240
OCI NV 6.63%, 04/15/2023 (A)	625,000	628,125
Olin Corp.
5.13%, 09/15/2027 (B)	825,000	771,375
5.63%, 08/01/2029	320,000	294,406
9.50%, 06/01/2025 (A)	838,000	934,370

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
PolyOne Corp. 5.75%, 05/15/2025 (A)	$ 249,000	$ 256,159

		5,952,780

Commercial Services & Supplies - 2.6%
Ashtead Capital, Inc. 5.25%, 08/01/2026 (A)	725,000	762,156
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023	158,000	130,350
5.75%, 07/15/2027 (A) (B)	784,000	600,160
6.38%, 04/01/2024 (A) (B)	312,000	256,230
FXI Holdings, Inc. 12.25%, 11/15/2026 (A)	662,000	642,968
Garda World Security Corp.
4.63%, 02/15/2027 (A)	708,000	697,380
8.75%, 05/15/2025 (A)	1,080,000	1,093,500
9.50%, 11/01/2027 (A)	116,000	122,670
GFL Environmental, Inc. 4.25%, 06/01/2025 (A)	99,000	99,866
Herc Holdings, Inc. 5.50%, 07/15/2027 (A)	1,094,000	1,096,352
Stericycle, Inc. 5.38%, 07/15/2024 (A)	562,000	576,050

		6,077,682

Communications Equipment - 1.1%
CommScope Technologies LLC
5.00%, 03/15/2027 (A) (B)	13,000	11,709
6.00%, 06/15/2025 (A)	1,133,000	1,094,138
CommScope, Inc.
5.50%, 03/01/2024 (A)	249,000	251,490
6.00%, 03/01/2026 (A)	317,000	324,925
8.25%, 03/01/2027 (A) (B)	316,000	324,753
Nokia OYJ 3.38%, 06/12/2022	477,000	486,521

		2,493,536

Construction & Engineering - 1.9%
Abengoa Abenewco 2 SA
PIK Rate 1.50%, Cash Rate 0.00%, 10/11/2024 (A) (E) (F)	300,524	3
PIK Rate 1.50%, Cash Rate 0.00%, 04/26/2024 (A) (E) (F) (G)	304,804	0
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.63%, 01/15/2028 (A)	310,000	304,575
6.75%, 08/01/2025 (A)	411,000	403,808
9.88%, 04/01/2027 (A)	1,258,000	1,336,625
Taylor Morrison Communities, Inc.
5.88%, 01/31/2025 (A)	451,000	457,765
6.00%, 09/01/2023 (A)	365,000	373,213
6.63%, 07/15/2027 (A)	624,000	642,720
Weekley Homes LLC / Weekley Finance Corp. 6.00%, 02/01/2023	815,000	808,887

		4,327,596

Construction Materials - 0.5%
Norbord, Inc. 6.25%, 04/15/2023 (A)	1,177,000	1,236,097

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 2.6%
Ally Financial, Inc.
3.88%, 05/21/2024	$ 463,000	$ 478,730
5.75%, 11/20/2025	257,000	275,000
7.50%, 09/15/2020	141,000	142,389
Altice Financing SA
5.00%, 01/15/2028 (A)	296,000	294,035
7.50%, 05/15/2026 (A)	846,000	886,185
Ford Motor Credit Co. LLC
3.34%, 03/18/2021	439,000	434,483
3.35%, 11/01/2022	200,000	191,556
4.38%, 08/06/2023	207,000	203,353
4.39%, 01/08/2026, MTN	676,000	643,674
5.88%, 08/02/2021	209,000	211,027
Navient Corp.
5.00%, 03/15/2027	153,000	128,520
5.88%, 10/25/2024	1,069,000	1,004,197
6.50%, 06/15/2022	325,000	319,312
6.63%, 07/26/2021	279,000	273,420
Springleaf Finance Corp. 7.13%, 03/15/2026	492,000	509,215

		5,995,096

Containers & Packaging - 4.1%
ARD Finance SA PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (A) (E)	672,000	664,860
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.00%, 02/15/2025 (A)	224,000	229,694
Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 02/01/2026	1,031,000	1,050,620
Flex Acquisition Co., Inc.
6.88%, 01/15/2025 (A)	522,000	503,730
7.88%, 07/15/2026 (A)	557,000	540,290
Graphic Packaging International LLC 3.50%, 03/15/2028 (A)	752,000	746,134
Greif, Inc. 6.50%, 03/01/2027 (A) (B)	796,000	810,225
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/2024 (A)	758,000	744,498
7.25%, 04/15/2025 (A) (B)	294,000	266,590
OI European Group BV 4.00%, 03/15/2023 (A)	381,000	375,258
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A) (B)	476,000	490,280
6.38%, 08/15/2025 (A)	178,000	188,235
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.13%, 07/15/2023 (A)	341,000	343,588
7.00%, 07/15/2024 (A)	1,533,000	1,537,308
Silgan Holdings, Inc. 4.13%, 02/01/2028 (A)	96,000	95,160
Trivium Packaging Finance BV
5.50%, 08/15/2026 (A)	428,000	431,745
8.50%, 08/15/2027 (A) (B)	345,000	368,719

		9,386,934

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 3.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 6.50%, 07/15/2025	$ 150,000	$ 157,276
Avation Capital SA 6.50%, 05/15/2021 (A)	562,000	415,880
DAE Funding LLC
4.50%, 08/01/2022 (A)	227,000	216,218
5.00%, 08/01/2024 (A)	367,000	344,062
5.75%, 11/15/2023 (A)	311,000	296,227
Dana Financing SARL 5.75%, 04/15/2025 (A)	1,688,000	1,713,320
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 3.02% (D), 12/21/2065 (A)	1,578,000	775,603
ILFC E-Capital Trust II 1.80% + Max of 3-Month LIBOR, 15-Year CMT or 30-Year CMT, 3.27% (D), 12/21/2065 (A)	256,000	134,400
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.25%, 02/01/2027 (A)	566,000	452,800
5.25%, 03/15/2022 - 10/01/2025 (A)	1,236,000	1,129,334
Picasso Finance Sub, Inc. 6.13%, 06/15/2025 (A)	167,000	170,758
Virgin Media Secured Finance PLC 5.50%, 08/15/2026 - 05/15/2029 (A)	1,684,000	1,754,375

		7,560,253

Diversified Telecommunication Services - 3.4%
CenturyLink, Inc.
5.13%, 12/15/2026 (A)	620,000	618,450
5.80%, 03/15/2022	250,000	256,875
6.45%, 06/15/2021	783,000	800,774
6.75%, 12/01/2023	123,000	132,199
7.50%, 04/01/2024 (B)	695,000	763,680
Frontier Communications Corp.
7.63%, 04/15/2024 (H)	891,000	294,030
8.50%, 04/01/2026 (A) (H)	259,000	244,755
8.75%, 04/15/2022 (H)	389,000	127,398
9.00%, 08/15/2031 (H)	1,091,000	330,027
10.50%, 09/15/2022 (H)	405,000	139,725
11.00%, 09/15/2025	357,000	123,165
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	118,000	122,036
6.63%, 08/01/2026	379,000	393,357
7.63%, 06/15/2021	978,000	1,007,340
Intelsat Jackson Holdings SA 8.50%, 10/15/2024 (A)	970,000	583,212
Level 3 Financing, Inc.
4.25%, 07/01/2028 (A)	645,000	644,258
5.38%, 01/15/2024	145,000	146,088
Sprint Capital Corp. 8.75%, 03/15/2032	382,000	546,737
Zayo Group Holdings, Inc. 4.00%, 03/01/2027 (A)	521,000	495,763

		7,769,869

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 1.0%
Elwood Energy LLC 8.16%, 07/05/2026	$ 702,392	$ 734,000
NextEra Energy Operating Partners, LP 4.25%, 07/15/2024 (A)	436,000	440,905
NRG Energy, Inc. 7.25%, 05/15/2026	864,000	911,520
Vistra Operations Co. LLC 5.00%, 07/31/2027 (A)	251,000	253,824

		2,340,249

Electrical Equipment - 0.2%
WESCO Distribution, Inc.
7.13%, 06/15/2025 (A)	205,000	215,892
7.25%, 06/15/2028 (A)	132,000	139,590

		355,482

Energy Equipment & Services - 0.8%
CSI Compressco, LP / CSI Compressco Finance, Inc.
7.50%, 04/01/2025 (A)	473,359	402,355
PIK Rate 3.50%, Cash Rate 7.25%, 04/01/2026 (A) (E)	725,118	456,824
Genesis Energy, LP / Genesis Energy Finance Corp.
6.25%, 05/15/2026	176,000	150,987
6.50%, 10/01/2025	384,000	328,320
Noble Holding International, Ltd.
6.05%, 03/01/2041	527,000	14,493
8.95%, 04/01/2045	359,000	8,975
USA Compression Partners, LP / USA Compression Finance Corp. 6.88%, 09/01/2027	568,000	545,280

		1,907,234

Entertainment - 0.6%
Netflix, Inc.
4.88%, 04/15/2028	698,000	746,350
4.88%, 06/15/2030 (A)	431,000	462,248
5.38%, 11/15/2029 (A)	159,000	174,137

		1,382,735

Equity Real Estate Investment Trusts - 2.8%
CBL & Associates, LP
5.25%, 12/01/2023	1,214,000	345,990
5.95%, 12/15/2026	316,000	90,850
HAT Holdings I LLC / HAT Holdings II LLC
5.25%, 07/15/2024 (A)	494,000	503,880
6.00%, 04/15/2025 (A)	171,000	179,123
Iron Mountain US Holdings, Inc. 5.38%, 06/01/2026 (A)	324,000	325,620
Iron Mountain, Inc. 5.25%, 03/15/2028 (A)	938,000	933,310
iStar, Inc.
4.25%, 08/01/2025	654,000	591,870
5.25%, 09/15/2022	404,000	391,880
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc.
4.63%, 06/15/2025 (A)	167,000	163,306
5.75%, 02/01/2027	480,000	492,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 7.50%, 06/01/2025 (A)	$ 782,000	$ 799,595
SBA Communications Corp.
3.88%, 02/15/2027 (A)	425,000	423,406
4.00%, 10/01/2022	415,000	419,150
Service Properties Trust
4.35%, 10/01/2024	383,000	345,199
4.75%, 10/01/2026	383,000	338,843
7.50%, 09/15/2025	157,000	165,405

		6,509,427

Food & Staples Retailing - 1.7%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons, LP
4.63%, 01/15/2027 (A)	394,000	394,000
5.75%, 03/15/2025	966,000	987,136
6.63%, 06/15/2024	1,027,000	1,052,675
7.50%, 03/15/2026 (A)	155,000	167,400
Rite Aid Corp.
6.13%, 04/01/2023 (A)	890,000	865,525
7.50%, 07/01/2025 (A)	516,000	516,000

		3,982,736

Food Products - 2.5%
B&G Foods, Inc. 5.25%, 09/15/2027	1,017,000	1,019,543
JBS USA LUX SA / JBS USA Finance, Inc. 5.75%, 06/15/2025 (A)	336,000	340,200
Kraft Heinz Foods Co.
3.88%, 05/15/2027 (A)	582,000	608,183
4.88%, 10/01/2049 (A)	324,000	329,934
5.00%, 07/15/2035 - 06/04/2042	551,000	599,068
6.88%, 01/26/2039	180,000	222,521
Pilgrim’s Pride Corp. 5.88%, 09/30/2027 (A)	1,126,000	1,126,225
Post Holdings, Inc.
4.63%, 04/15/2030 (A)	235,000	230,018
5.00%, 08/15/2026 (A)	392,000	393,470
5.50%, 12/15/2029 (A)	528,000	546,016
5.63%, 01/15/2028 (A)	413,000	427,455

		5,842,633

Health Care Equipment & Supplies - 0.1%
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 7.38%, 06/01/2025 (A)	145,000	147,538

Health Care Providers & Services - 5.1%
Centene Corp.
3.38%, 02/15/2030	76,000	76,738
4.25%, 12/15/2027	257,000	265,201
4.63%, 12/15/2029	187,000	197,285
CHS / Community Health Systems, Inc.
6.25%, 03/31/2023	435,000	409,444
6.63%, 02/15/2025 (A)	320,000	300,800
8.00%, 03/15/2026 (A)	1,429,000	1,350,691
8.13%, 06/30/2024 (A)	186,000	124,620
DaVita HealthCare Partners, Inc. 5.13%, 07/15/2024	562,000	571,835

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
DaVita, Inc.
4.63%, 06/01/2030 (A)	$ 331,000	$ 329,411
5.00%, 05/01/2025	585,000	598,162
Encompass Health Corp.
4.50%, 02/01/2028	311,000	298,286
4.75%, 02/01/2030	218,000	208,190
5.75%, 11/01/2024 - 09/15/2025	1,281,000	1,296,560
HCA, Inc.
3.50%, 09/01/2030	599,000	576,940
5.25%, 04/15/2025 - 06/15/2026	586,000	674,134
5.88%, 02/15/2026 - 02/01/2029	1,570,000	1,739,136
Tenet Healthcare Corp.
4.63%, 06/15/2028 (A)	28,000	27,278
4.88%, 01/01/2026 (A)	617,000	600,804
5.13%, 05/01/2025	763,000	736,455
5.13%, 11/01/2027 (A)	317,000	312,784
6.75%, 06/15/2023	369,000	366,232
7.50%, 04/01/2025 (A)	89,000	94,674
8.13%, 04/01/2022	607,000	637,350

		11,793,010

Hotels, Restaurants & Leisure - 6.7%
Boyd Gaming Corp.
4.75%, 12/01/2027 (A)	258,000	221,880
6.00%, 08/15/2026	337,000	314,994
6.38%, 04/01/2026	405,000	384,750
8.63%, 06/01/2025 (A)	171,000	178,695
Boyne USA, Inc. 7.25%, 05/01/2025 (A)	833,000	872,567
Carnival Corp. 11.50%, 04/01/2023 (A)	617,000	669,445
GLP Capital, LP / GLP Financing II, Inc. 5.25%, 06/01/2025	689,000	749,218
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	471,000	463,935
5.13%, 05/01/2026	847,000	843,299
5.38%, 05/01/2025 (A)	37,000	37,000
5.75%, 05/01/2028 (A)	69,000	69,690
International Game Technology PLC
6.25%, 02/15/2022 (A)	518,000	522,856
6.25%, 01/15/2027 (A) (B)	214,000	219,350
6.50%, 02/15/2025 (A)	578,000	591,011
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026	786,000	791,895
MGM Resorts International
5.50%, 04/15/2027	670,000	644,875
5.75%, 06/15/2025 (B)	613,000	606,116
6.75%, 05/01/2025 (B)	156,000	154,452
NCL Corp., Ltd.
3.63%, 12/15/2024 (A)	376,000	229,830
12.25%, 05/15/2024 (A)	427,000	446,621
Royal Caribbean Cruises, Ltd.
9.13%, 06/15/2023 (A)	107,000	106,063
10.88%, 06/01/2023 (A)	191,000	196,264
11.50%, 06/01/2025 (A)	208,000	217,038
Scientific Games International, Inc.
5.00%, 10/15/2025 (A)	703,000	649,052
7.00%, 05/15/2028 (A)	363,000	290,400
7.25%, 11/15/2029 (A)	356,000	284,800
8.25%, 03/15/2026 (A)	313,000	280,722

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Station Casinos LLC 4.50%, 02/15/2028 (A)	$ 922,000	$ 780,242
Viking Cruises, Ltd.
5.88%, 09/15/2027 (A)	2,383,000	1,418,767
6.25%, 05/15/2025 (A)	787,000	448,590
Wyndham Destinations, Inc.
4.25%, 03/01/2022	288,000	283,018
5.40%, 04/01/2024	1,162,000	1,121,330
5.75%, 04/01/2027	446,000	429,275
6.35%, 10/01/2025	8,000	8,080

		15,526,120

Household Durables - 2.5%
Beazer Homes USA, Inc.
5.88%, 10/15/2027	396,000	378,180
6.75%, 03/15/2025	423,000	418,770
7.25%, 10/15/2029	391,000	379,270
Century Communities, Inc.
5.88%, 07/15/2025	1,507,000	1,499,465
6.75%, 06/01/2027	25,000	25,125
KB Home
4.80%, 11/15/2029	590,000	579,675
7.63%, 05/15/2023	844,000	919,960
Lennar Corp.
4.75%, 05/30/2025	311,000	331,992
5.00%, 06/15/2027	579,000	625,320
8.38%, 01/15/2021	167,000	172,219
Meritage Homes Corp. 5.13%, 06/06/2027	289,000	297,670
Newell Brands, Inc. 4.88%, 06/01/2025	161,000	168,614

		5,796,260

Independent Power & Renewable Electricity Producers - 0.7%
Calpine Corp.
4.50%, 02/15/2028 (A)	1,203,000	1,172,925
5.13%, 03/15/2028 (A)	472,000	462,560

		1,635,485

Insurance - 1.4%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.52% (D), 02/12/2067 (A)	1,383,000	1,064,910
Lincoln National Corp. 3-Month LIBOR + 2.36%, 2.74% (D), 05/17/2066	1,714,000	1,139,810
Ohio National Financial Services, Inc. 5.55%, 01/24/2030 (A)	961,000	916,240

		3,120,960

Internet & Direct Marketing Retail - 0.2%
Expedia Group, Inc. 6.25%, 05/01/2025 (A)	479,000	510,266

IT Services - 0.3%
Gartner, Inc. 4.50%, 07/01/2028 (A)	619,000	626,242
Science Applications International Corp. 4.88%, 04/01/2028 (A)	103,000	102,388

		728,630

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Leisure Products - 0.2%
Mattel, Inc.
3.15%, 03/15/2023 (B)	$ 228,000	$ 216,600
5.45%, 11/01/2041	200,000	165,936
6.75%, 12/31/2025 (A) (B)	108,000	112,050

		494,586

Machinery - 0.8%
Colfax Corp.
6.00%, 02/15/2024 (A)	512,000	528,000
6.38%, 02/15/2026 (A)	158,000	165,110
Meritor, Inc.
6.25%, 02/15/2024	1,067,000	1,075,002
6.25%, 06/01/2025 (A)	154,000	155,540

		1,923,652

Media - 9.0%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.50%, 08/15/2030 - 05/01/2032 (A)	676,000	687,285
4.75%, 03/01/2030 (A)	985,000	1,007,842
5.00%, 02/01/2028 (A)	773,000	798,123
5.38%, 06/01/2029 (A)	290,000	305,950
5.50%, 05/01/2026 (A)	1,395,000	1,444,258
5.75%, 02/15/2026 (A)	875,000	905,048
Clear Channel Worldwide Holdings, Inc.
5.13%, 08/15/2027 (A)	526,000	504,960
9.25%, 02/15/2024	677,000	627,985
CSC Holdings LLC
4.13%, 12/01/2030 (A)	248,000	245,830
4.63%, 12/01/2030 (A)	200,000	194,272
5.38%, 07/15/2023 (A)	340,000	344,828
6.50%, 02/01/2029 (A)	251,000	274,531
6.63%, 10/15/2025 (A)	452,000	469,515
7.75%, 07/15/2025 (A)	800,000	832,080
Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 08/15/2026 (A)	857,000	620,254
DISH DBS Corp.
5.00%, 03/15/2023	907,000	904,823
5.88%, 07/15/2022	219,000	222,679
6.75%, 06/01/2021	535,000	545,031
7.38%, 07/01/2028 (A) (I)	360,000	357,750
7.75%, 07/01/2026 (B)	409,000	433,540
Gray Television, Inc. 7.00%, 05/15/2027 (A)	285,000	292,125
iHeartCommunications, Inc. 8.38%, 05/01/2027	473,000	433,443
LCPR Senior Secured Financing DAC 6.75%, 10/15/2027 (A)	684,000	697,680
Meredith Corp. 6.50%, 07/01/2025 (A)	613,000	606,870
Scripps Escrow, Inc. 5.88%, 07/15/2027 (A)	290,000	274,775
Sinclair Television Group, Inc.
5.50%, 03/01/2030 (A) (B)	760,000	703,000
5.63%, 08/01/2024 (A)	357,000	342,720
Sirius XM Radio, Inc.
4.13%, 07/01/2030 (A)	486,000	480,635
4.63%, 07/15/2024 (A)	369,000	378,225
5.50%, 07/01/2029 (A)	315,000	331,575

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
TEGNA, Inc. 4.63%, 03/15/2028 (A)	$ 370,000	$ 340,400
Terrier Media Buyer, Inc. 8.88%, 12/15/2027 (A)	470,000	450,613
Univision Communications, Inc.
5.13%, 05/15/2023 (A) (B)	1,387,000	1,399,760
6.63%, 06/01/2027 (A)	591,000	564,405
9.50%, 05/01/2025 (A)	106,000	112,360
Virgin Media Finance PLC 5.00%, 07/15/2030 (A)	447,000	437,036
Ziggo Bond Co. BV 6.00%, 01/15/2027 (A)	500,000	507,500
Ziggo BV 5.50%, 01/15/2027 (A)	725,000	734,106

		20,813,812

Metals & Mining - 4.6%
Alcoa Nederland Holding BV 7.00%, 09/30/2026 (A)	847,000	868,175
Cleveland-Cliffs, Inc.
4.88%, 01/15/2024 (A)	634,000	595,960
5.75%, 03/01/2025 (B)	101,000	85,981
5.88%, 06/01/2027 (B)	487,000	401,955
6.75%, 03/15/2026 (A)	150,000	144,750
Constellium SE
5.75%, 05/15/2024 (A) (B)	804,000	804,000
5.88%, 02/15/2026 (A)	252,000	252,673
6.63%, 03/01/2025 (A) (B)	1,024,000	1,035,540
First Quantum Minerals, Ltd. 7.25%, 04/01/2023 (A)	491,000	468,905
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	317,000	307,490
4.25%, 03/01/2030	341,000	330,770
4.55%, 11/14/2024	239,000	242,884
5.45%, 03/15/2043	835,000	818,300
Mineral Resources, Ltd. 8.13%, 05/01/2027 (A)	631,000	670,438
New Gold, Inc.
6.38%, 05/15/2025 (A)	431,000	435,310
7.50%, 07/15/2027 (A) (B)	875,000	902,729
Novelis Corp.
4.75%, 01/30/2030 (A)	463,000	442,165
5.88%, 09/30/2026 (A)	479,000	478,401
Teck Resources, Ltd.
6.00%, 08/15/2040	1,183,000	1,252,742
6.25%, 07/15/2041	134,000	146,513

		10,685,681

Multiline Retail - 0.2%
Macy’s Retail Holdings, Inc. 3.45%, 01/15/2021 (B)	358,000	338,310
Macy’s, Inc. 8.38%, 06/15/2025 (A)	147,000	146,337

		484,647

Oil, Gas & Consumable Fuels - 11.0%
Antero Resources Corp. 5.00%, 03/01/2025 (B)	610,000	359,900
Apache Corp.
4.25%, 01/15/2044	171,000	130,016

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Apache Corp. (continued)
4.38%, 10/15/2028	$ 409,000	$ 361,172
4.75%, 04/15/2043	205,000	165,043
Callon Petroleum Co.
6.13%, 10/01/2024	1,430,000	536,607
6.25%, 04/15/2023	523,000	198,097
6.38%, 07/01/2026	235,000	77,550
8.25%, 07/15/2025	839,000	293,650
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	520,000	582,801
Cheniere Energy Partners, LP 5.63%, 10/01/2026	656,000	652,720
Chesapeake Energy Corp.
7.00%, 10/01/2024	490,000	11,638
7.50%, 10/01/2026	704,000	12,320
11.50%, 01/01/2025 (A)	395,000	45,109
CrownRock, LP / CrownRock Finance, Inc. 5.63%, 10/15/2025 (A)	1,046,000	937,477
DCP Midstream Operating, LP 5.38%, 07/15/2025	525,000	521,063
DCP Midstream, LP Fixed until 12/15/2022 (C), 7.38% (D)	721,000	500,475
Denbury Resources, Inc.
7.75%, 02/15/2024 (A)	328,000	124,640
9.00%, 05/15/2021 (A)	768,000	293,760
eG Global Finance PLC
6.75%, 02/07/2025 (A)	951,000	928,414
8.50%, 10/30/2025 (A)	268,000	274,700
EP Energy LLC / Everest Acquisition Finance, Inc.
7.75%, 05/15/2026 (A) (H)	553,000	110,600
8.00%, 11/29/2024 (A) (H)	275,000	5,500
EQM Midstream Partners, LP
6.00%, 07/01/2025 (A)	160,000	162,067
6.50%, 07/01/2027 (A)	314,000	321,605
Gulfport Energy Corp.
6.00%, 10/15/2024	373,000	190,230
6.38%, 05/15/2025 - 01/15/2026	1,045,000	514,141
Hess Midstream Operations, LP 5.13%, 06/15/2028 (A)	626,000	602,475
HighPoint Operating Corp. 8.75%, 06/15/2025	736,000	176,640
Kinder Morgan, Inc.
7.75%, 01/15/2032, MTN	245,000	342,426
8.05%, 10/15/2030, MTN	134,000	176,518
Moss Creek Resources Holdings, Inc.
7.50%, 01/15/2026 (A)	115,000	57,500
10.50%, 05/15/2027 (A)	441,000	233,730
NuStar Logistics, LP
4.80%, 09/01/2020	1,323,000	1,323,000
5.63%, 04/28/2027	451,000	435,215
6.00%, 06/01/2026	100,000	97,000
6.75%, 02/01/2021	461,000	457,543
Oasis Petroleum, Inc.
6.25%, 05/01/2026 (A)	432,000	71,280
6.88%, 03/15/2022	1,167,000	192,555
Occidental Petroleum Corp.
2.70%, 08/15/2022	917,000	853,681

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp. (continued)
2.90%, 08/15/2024	$ 1,425,000	$ 1,217,634
4.85%, 03/15/2021	365,000	362,263
6.45%, 09/15/2036	1,194,000	1,008,930
Parkland Corp. 5.88%, 07/15/2027 (A)	531,000	550,912
Parsley Energy LLC / Parsley Finance Corp.
5.25%, 08/15/2025 (A)	240,000	230,484
5.38%, 01/15/2025 (A)	505,000	491,264
5.63%, 10/15/2027 (A) (B)	380,000	374,300
PDC Energy, Inc. 6.13%, 09/15/2024	1,270,000	1,181,100
Shelf Drilling Holdings, Ltd. 8.25%, 02/15/2025 (A)	418,000	188,100
SM Energy Co.
5.63%, 06/01/2025 (B)	169,000	89,570
6.13%, 11/15/2022	701,000	511,730
6.63%, 01/15/2027	832,000	407,680
6.75%, 09/15/2026	118,000	59,340
Southwestern Energy Co. 7.50%, 04/01/2026 (B)	870,000	761,511
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.75%, 04/15/2025	343,000	192,080
Summit Midstream Partners, LP Fixed until 12/15/2022 (C), 9.50% (D)	672,000	87,360
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2028 (B)	450,000	423,171
5.13%, 02/01/2025	991,000	953,837
5.50%, 03/01/2030 (A)	628,000	606,409
6.50%, 07/15/2027	255,000	255,638
6.75%, 03/15/2024	847,000	844,882
Ultra Resources, Inc.
6.88%, 04/15/2022 (A)	118,000	295
7.13%, 04/15/2025 (A)	587,000	1,468
WPX Energy, Inc.
5.25%, 09/15/2024	476,000	468,860
5.88%, 06/15/2028	449,000	431,467
8.25%, 08/01/2023 07/17/2015 - 03/09/2016 (J)	268,000	297,480

		25,328,623

Paper & Forest Products - 0.2%
Boise Cascade Co. 5.63%, 09/01/2024 (A)	375,000	377,812

Pharmaceuticals - 1.8%
Bausch Health Americas, Inc.
8.50%, 01/31/2027 (A)	353,000	374,621
9.25%, 04/01/2026 (A)	515,000	558,723
Bausch Health Cos., Inc.
5.00%, 01/30/2028 (A)	105,000	98,856
5.25%, 01/30/2030 (A)	105,000	99,619
5.50%, 11/01/2025 (A)	278,000	284,950
5.88%, 05/15/2023 (A)	87,000	86,783
6.13%, 04/15/2025 (A)	554,000	561,906
7.00%, 01/15/2028 (A)	161,000	165,830

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
ENDO Dac / ENDO Finance LLC / ENDO Finco, Inc.
6.00%, 06/30/2028 (A)	$ 567,000	$ 365,715
9.50%, 07/31/2027 (A)	542,000	573,273
Par Pharmaceutical, Inc. 7.50%, 04/01/2027 (A)	1,074,000	1,102,139

		4,272,415

Real Estate Management & Development - 0.2%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (A)	502,000	523,335

Road & Rail - 1.4%
Avolon Holdings Funding, Ltd.
5.13%, 10/01/2023 (A)	647,000	598,383
5.25%, 05/15/2024 (A)	161,000	146,999
Hertz Corp.
5.50%, 10/15/2024 (A)	915,000	284,565
6.00%, 01/15/2028 (A)	1,182,000	369,375
6.25%, 10/15/2022	456,000	142,500
Park Aerospace Holdings, Ltd. 5.25%, 08/15/2022 (A)	183,000	171,777
Uber Technologies, Inc.
7.50%, 09/15/2027 (A)	1,134,000	1,136,835
8.00%, 11/01/2026 (A)	426,000	433,455

		3,283,889

Semiconductors & Semiconductor Equipment - 0.2%
Microchip Technology, Inc. 4.25%, 09/01/2025 (A)	169,000	170,075
Sensata Technologies, Inc., Co. 4.38%, 02/15/2030 (A)	295,000	292,050

		462,125

Software - 0.6%
Open Text Corp. 3.88%, 02/15/2028 (A)	670,000	645,083
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	790,000	797,900

		1,442,983

Specialty Retail - 1.2%
L Brands, Inc.
5.25%, 02/01/2028	157,000	124,213
6.75%, 07/01/2036	764,000	626,480
6.88%, 07/01/2025 (A)	128,000	132,160
6.88%, 11/01/2035	500,000	415,950
9.38%, 07/01/2025 (A)	96,000	96,115
Sally Holdings LLC / Sally Capital, Inc. 8.75%, 04/30/2025 (A)	803,000	869,248
Staples, Inc. 7.50%, 04/15/2026 (A)	787,000	618,385

		2,882,551

Technology Hardware, Storage & Peripherals - 1.9%
Dell International LLC / EMC Corp.
4.90%, 10/01/2026 (A)	239,000	263,713
5.88%, 06/15/2021 (A)	568,000	568,170
6.02%, 06/15/2026 (A)	239,000	274,008
7.13%, 06/15/2024 (A)	374,000	387,441
8.35%, 07/15/2046 (A)	337,000	449,487

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
NCR Corp.
5.75%, 09/01/2027 (A)	$ 312,000	$ 312,000
6.13%, 09/01/2029 (A)	348,000	347,130
8.13%, 04/15/2025 (A)	45,000	47,700
Seagate HDD Cayman
4.09%, 06/01/2029 (A)	323,000	338,588
4.13%, 01/15/2031 (A)	48,000	50,437
4.88%, 03/01/2024	748,000	801,741
Western Digital Corp. 4.75%, 02/15/2026 (B)	622,000	642,806

		4,483,221

Trading Companies & Distributors - 1.2%
United Rentals North America, Inc.
4.00%, 07/15/2030	444,000	429,450
4.63%, 10/15/2025	483,000	485,415
5.50%, 07/15/2025 - 05/15/2027	1,226,000	1,258,764
6.50%, 12/15/2026	609,000	639,450

		2,813,079

Wireless Telecommunication Services - 1.8%
Altice France SA 7.38%, 05/01/2026 (A)	1,066,000	1,111,625
Sprint Corp.
7.13%, 06/15/2024	1,292,000	1,458,849
7.25%, 09/15/2021	2,000	2,097
7.63%, 03/01/2026	734,000	866,392
T-Mobile USA, Inc.
4.50%, 02/01/2026	412,000	416,927
6.50%, 01/15/2024	273,000	278,924

		4,134,814

Total Corporate Debt Securities (Cost $240,807,283)		220,775,700

LOAN ASSIGNMENTS - 1.0%
Communications Equipment - 0.5%
Avaya, Inc. Term Loan B, 1-Month LIBOR + 4.25%, 4.43% (D), 12/15/2024	1,170,669	1,077,016

Hotels, Restaurants & Leisure - 0.4%
Connect Finco SARL Term Loan B, 1-Month LIBOR + 4.50%, 5.50% (D), 12/11/2026	997,500	936,153

Media - 0.1%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 3-Month LIBOR + 3.50%, 4.26% (D), 08/21/2026	382,113	345,812

Total Loan Assignments (Cost $2,526,182)		2,358,981

	Shares	Value
COMMON STOCKS - 0.2%
Capital Markets - 0.0% (K)
Motors Liquidation Co. GUC Trust (L)	346	522

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 0.2%
Hexion Holdings Corp., Class B (L)	$ 50,350	$ 339,863

Electric Utilities - 0.0% (K)
Homer City Generation LLC (F) (J) (L) (M)	39,132	40,697

Total Common Stocks (Cost $3,626,317)		381,082

PREFERRED STOCKS - 1.2%
Banks - 1.0%
GMAC Capital Trust I, Series 2, 3-Month LIBOR + 5.79%, 6.18% (B) (D)	106,300	2,383,246

Building Products - 0.2%
Associated Materials Group, Inc., PIK Rate 0.00%, Cash Rate 0.00% (E) (F) (J) (M)	1,823,968	409,316

Total Preferred Stocks (Cost $4,323,987)		2,792,562

WARRANT - 0.0%
Building Products - 0.0%
Associated Materials Group, Inc., (F) (G) (J) (L) (M) (N) Exercise Price $0, Expiration Date 11/17/2023	15,911	0

Total Warrant (Cost $0)		0

OTHER INVESTMENT COMPANY - 5.3%
Securities Lending Collateral - 5.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (O)	12,193,509	12,193,509

Total Other Investment Company (Cost $12,193,509)		12,193,509

	Principal	Value
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp., 0.00% (O), dated 06/30/2020, to be repurchased at $3,788,836 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $3,864,615.	$ 3,788,836	3,788,836

Total Repurchase Agreement (Cost $3,788,836)		3,788,836

Total Investments (Cost $267,266,114)		242,290,670
Net Other Assets (Liabilities) - (4.8)%		(11,060,153)

Net Assets - 100.0%		$ 231,230,517

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (P)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (Q)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$220,775,700	$—	$220,775,700
Loan Assignments	—	2,358,981	—	2,358,981
Common Stocks	340,385	—	40,697	381,082
Preferred Stocks	2,383,246	—	409,316	2,792,562
Warrant	—	—	0	0
Other Investment Company	12,193,509	—	—	12,193,509
Repurchase Agreement	—	3,788,836	—	3,788,836

Total Investments	$14,917,140	$226,923,517	$450,013	$242,290,670

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $128,235,397, representing 55.5% of the Portfolio’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,469,537, collateralized by cash collateral of $12,193,509 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $3,600,865. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2020, the total value of securities is $450,016, representing 0.2% of the Portfolio’s net assets.
(G)	Rounds to less than $1 or $(1).
(H)	Securities in default; partial receipt of dividends declared during the last 12 months. At June 30, 2020, the total value of such securities is $1,252,035, representing 0.5% of the Portfolio’s net assets.
(I)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after June 30, 2020. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(J)	Restricted securities. At June 30, 2020, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	WPX Energy, Inc. 8.25%, 08/01/2023	07/17/2015 - 03/09/2016	$238,046	$297,480	0.1%

Common Stocks	Homer City Generation LLC	01/10/2011 - 04/01/2013	2,125,325	40,697	0.0	(K)

Preferred Stocks	Associated Materials Group, Inc., PIK Rate 0.00%, Cash Rate 0.00%	11/04/2016 - 06/30/2020	1,779,168	409,316	0.2

Warrant	Associated Materials Group, Inc., 12/31/2099	11/04/2016	0	0	0.0

Total			$4,142,539	$747,493	0.3%

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	Non-income producing securities.
(M)	Securities are Level 3 of the fair value hierarchy.
(N)	Security deemed worthless.
(O)	Rates disclosed reflect the yields at June 30, 2020.
(P)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(Q)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $263,477,278) (including securities loaned of $15,469,537)	$238,501,834
Repurchase agreement, at value (cost $3,788,836)	3,788,836
Receivables and other assets:
Investments sold	100,420
Net income from securities lending	2,790
Shares of beneficial interest sold	54,558
Interest	4,044,635
Prepaid expenses	1,098

Total assets	246,494,171

Liabilities:
Cash collateral received upon return of:
Securities on loan	12,193,509
Payables and other liabilities:
Investments purchased	215,325
When-issued, delayed-delivery, forward and TBA commitments purchased	360,000
Shares of beneficial interest redeemed	2,273,684
Due to custodian	1,400
Investment management fees	114,674
Distribution and service fees	31,924
Transfer agent costs	486
Trustees, CCO and deferred compensation fees	1,526
Audit and tax fees	18,605
Custody fees	13,522
Legal fees	2,445
Printing and shareholder reports fees	30,200
Other accrued expenses	6,354

Total liabilities	15,263,654

Net assets	$231,230,517

Net assets consist of:
Capital stock ($0.01 par value)	$316,888
Additional paid-in capital	246,137,803
Total distributable earnings (accumulated losses)	(15,224,174)

Net assets	$231,230,517

Net assets by class:
Initial Class	$87,619,172
Service Class	143,611,345

Shares outstanding:
Initial Class	12,121,587
Service Class	19,567,064

Net asset value and offering price per share:
Initial Class	$7.23
Service Class	7.34

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$104,238
Interest income	7,511,830
Net income from securities lending	19,518

Total investment income	7,635,586

Expenses:
Investment management fees	660,451
Distribution and service fees:
Service Class	183,707
Transfer agent costs	1,856
Trustees, CCO and deferred compensation fees	3,822
Audit and tax fees	18,726
Custody fees	26,910
Legal fees	7,688
Printing and shareholder reports fees	17,052
Other	7,579

Total expenses	927,791

Net investment income (loss)	6,707,795

Net realized gain (loss) on:
Investments	(1,389,735)

Net change in unrealized appreciation (depreciation) on:
Investments	(25,780,412)

Net realized and change in unrealized gain (loss)	(27,170,147)

Net increase (decrease) in net assets resulting from operations	$(20,462,352)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$6,707,795	$14,370,176
Net realized gain (loss)	(1,389,735)	(691,049)
Net change in unrealized appreciation (depreciation)	(25,780,412)	20,330,189

Net increase (decrease) in net assets resulting from operations	(20,462,352)	34,009,316

Dividends and/or distributions to shareholders:
Initial Class	—	(6,459,258)
Service Class	—	(9,449,339)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(15,908,597)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,916,077	8,573,986
Service Class	14,383,940	18,867,974

	21,300,017	27,441,960

Dividends and/or distributions reinvested:
Initial Class	—	6,459,258
Service Class	—	9,449,339

	—	15,908,597

Cost of shares redeemed:
Initial Class	(15,942,471)	(15,580,752)
Service Class	(24,643,162)	(20,262,508)

	(40,585,633)	(35,843,260)

Net increase (decrease) in net assets resulting from capital share transactions	(19,285,616)	7,507,297

Net increase (decrease) in net assets	(39,747,968)	25,608,016

Net assets:
Beginning of period/year	270,978,485	245,370,469

End of period/year	$231,230,517	$270,978,485

Capital share transactions - shares:
Shares issued:
Initial Class	962,435	1,121,812
Service Class	1,996,480	2,406,032

	2,958,915	3,527,844

Shares reinvested:
Initial Class	—	861,234
Service Class	—	1,238,446

	—	2,099,680

Shares redeemed:
Initial Class	(2,234,927)	(2,016,569)
Service Class	(3,504,251)	(2,584,318)

	(5,739,178)	(4,600,887)

Net increase (decrease) in shares outstanding:
Initial Class	(1,272,492)	(33,523)
Service Class	(1,507,771)	1,060,160

	(2,780,263)	1,026,637

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$7.78		$7.27	$7.94	$7.85	$7.22		$8.05

Investment operations:
Net investment income (loss) (A)	0.21		0.44	0.46	0.47	0.46	(B)	0.46
Net realized and unrealized gain (loss)	(0.76)		0.57	(0.63)	0.11	0.63		(0.78)

Total investment operations	(0.55)		1.01	(0.17)	0.58	1.09		(0.32)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.50)	(0.50)	(0.49)	(0.46)		(0.51)

Net asset value, end of period/year	$7.23		$7.78	$7.27	$7.94	$7.85		$7.22

Total return	(7.07	)%(C)	14.21%	(2.35)%	7.44%	15.34%		(4.22)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$87,619		$104,239	$97,618	$118,416	$121,553		$109,369
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63	%(D)	0.65%	0.64%	0.64%	0.66%		0.64%
Including waiver and/or reimbursement and recapture	0.63	%(D)	0.65%	0.64%	0.64%	0.64	%(B)	0.64%
Net investment income (loss) to average net assets	5.79	%(D)	5.64%	5.96%	5.84%	6.08	%(B)	5.80%
Portfolio turnover rate	22	%(C)	37%	32%	39%	46%		56%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$7.91		$7.38	$8.06	$7.96	$7.32		$8.14

Investment operations:
Net investment income (loss) (A)	0.20		0.42	0.45	0.46	0.45	(B)	0.45
Net realized and unrealized gain (loss)	(0.77)		0.59	(0.65)	0.11	0.64		(0.78)

Total investment operations	(0.57)		1.01	(0.20)	0.57	1.09		(0.33)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.48)	(0.48)	(0.47)	(0.45)		(0.49)

Net asset value, end of period/year	$7.34		$7.91	$7.38	$8.06	$7.96		$7.32

Total return	(7.21	)%(C)	13.97%	(2.71)%	7.21%	15.00%		(4.30)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$143,612		$166,739	$147,752	$170,000	$167,808		$147,295
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88	%(D)	0.90%	0.89%	0.89%	0.91%		0.89%
Including waiver and/or reimbursement and recapture	0.88	%(D)	0.90%	0.89%	0.89%	0.89	%(B)	0.89%
Net investment income (loss) to average net assets	5.54	%(D)	5.39%	5.71%	5.59%	5.82	%(B)	5.56%
Portfolio turnover rate	22	%(C)	37%	32%	39%	46%		56%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

(“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at June 30, 2020. Open secured loan participations and assignments at June 30, 2020, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at June 30, 2020, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$12,170,316	$—	$—	$—	$12,170,316
Preferred Stocks	23,193	—	—	—	23,193
Total Securities Lending Transactions	$12,193,509	$—	$—	$—	$12,193,509
Total Borrowings	$12,193,509	$—	$—	$—	$12,193,509

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

High-yield debt risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Issuers of junk bonds are typically in weaker financial health. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities, and they may result in losses for a Portfolio. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective January 6, 2020
First $1.25 billion	0.554%
Over $1.25 billion to $2 billion	0.544
Over $2 billion	0.520
Prior to January 6, 2020
First $1.25 billion	0.580
Over $1.25 billion to $2 billion	0.555
Over $2 billion	0.530

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Current Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.70%	May 1, 2021
Service Class	0.95	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 50,562,668	$ —	$ 58,614,142	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 267,266,114	$ 6,134,603	$ (31,110,047)	$ (24,975,444)

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Aegon High Yield Bond VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Aegon Asset Management US (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 3-, 5- and 10-year periods and in line with the median for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees noted that they had previously approved a reduction to the Portfolio’s management fee schedule, which took effect on January 6, 2020 and was not fully reflected in the comparative data. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon High Yield Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Portfolio. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$1,080.60	$3.00	$1,022.00	$2.92	0.58%
Service Class	1,000.00	1,079.80	4.29	1,020.70	4.17	0.83

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	76.2%
U.S. Government Obligations	29.0
Corporate Debt Securities	5.9
Other Investment Company	5.8
Mortgage-Backed Securities	5.2
Asset-Backed Securities	3.4
Repurchase Agreement	2.9
Municipal Government Obligations	0.8
Net Other Assets (Liabilities) ^	(29.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	9.30
Duration †	6.36

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	105.2%
AAA	11.9
AA	2.1
A	1.2
BBB	2.6
Not Rated	6.2
Net Other Assets (Liabilities)	(29.2)
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 3.4%
Access to Loans for Learning Student Loan Corp. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.88% (A), 07/25/2036	$ 2,962,557	$ 2,891,066
Capital One Multi-Asset Execution Trust Series 2017-A4, Class A4, 1.99%, 07/17/2023	3,250,000	3,260,664
Dell Equipment Finance Trust Series 2019-1, Class A2, 2.78%, 08/23/2021 (B)	729,263	734,024
Edsouth Indenture No. 3 LLC Series 2012-2, Class A, 1-Month LIBOR + 0.73%, 0.91% (A), 04/25/2039 (B)	1,540,370	1,516,720
Ford Credit Auto Lease Trust Series 2018-A, Class A3, 2.93%, 06/15/2021	1,936,875	1,939,458
GreatAmerica Leasing Receivables Funding LLC Series 2018-1, Class A3, 2.60%, 06/15/2021 (B)	508,065	510,145
Navient Student Loan Trust Series 2017-1A, Class A2, 1-Month LIBOR + 0.75%, 0.93% (A), 07/26/2066 (B)	1,682,878	1,679,814
SBA Small Business Investment Cos. Series 2012-10B, Class 1, 2.25%, 09/10/2022	1,372,217	1,391,128
SLM Student Loan Trust Series 2006-2, Class A6, 3-Month LIBOR + 0.17%, 1.16% (A), 01/25/2041	4,153,917	3,835,867
South Carolina Student Loan Corp. Series 2010-1, Class A2, 3-Month LIBOR + 1.00%, 1.99% (A), 07/25/2025	225,559	225,156
Verizon Owner Trust Series 2018-1A, Class A1A, 2.82%, 09/20/2022 (B)	841,625	848,811

Total Asset-Backed Securities (Cost $18,893,464)		18,832,853

CORPORATE DEBT SECURITIES - 5.9%
Banks - 0.4%
Bank of America Corp. Fixed until 02/13/2030, 2.50% (A), 02/13/2031, MTN	1,500,000	1,572,587
Barclays Bank PLC 10.18%, 06/12/2021 (B)	304,000	328,744
ING Bank NV 5.80%, 09/25/2023 (B)	316,000	354,692

		2,256,023

Beverages - 0.1%
Constellation Brands, Inc. 3.15%, 08/01/2029	303,000	324,900

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets - 0.7%
Goldman Sachs Group, Inc. 4.00%, 03/03/2024	$ 1,645,000	$ 1,818,706
Morgan Stanley
Fixed until 01/22/2030, 2.70% (A), 01/22/2031, MTN	1,500,000	1,588,929
3.75%, 02/25/2023, MTN	316,000	341,024

		3,748,659

Consumer Finance - 0.1%
Discover Financial Services 3.85%, 11/21/2022	485,000	513,701
Ford Motor Credit Co. LLC 4.25%, 09/20/2022	298,000	292,103

		805,804

Diversified Financial Services - 2.2%
Aviation Capital Group LLC 2.88%, 01/20/2022 (B)	208,000	198,786
Portmarnock Leasing LLC 1.74%, 10/22/2024	1,197,073	1,216,929
Private Export Funding Corp. 3.27%, 11/08/2021 (B)	10,000,000	10,369,311

		11,785,026

Diversified Telecommunication Services - 0.3%
Verizon Communications, Inc. 4.02%, 12/03/2029	1,500,000	1,788,868

Food & Staples Retailing - 0.1%
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	263,000	271,258

Health Care Equipment & Supplies - 0.0% (C)
Abbott Laboratories 3.40%, 11/30/2023	184,000	200,396

Health Care Providers & Services - 0.7%
CVS Health Corp. 3.75%, 04/01/2030	1,500,000	1,728,159
Humana, Inc. 4.88%, 04/01/2030	1,500,000	1,852,177

		3,580,336

Media - 0.3%
Comcast Corp. 3.40%, 04/01/2030	1,500,000	1,713,008

Multi-Utilities - 0.3%
Consolidated Edison Co. of New York, Inc. 3.35%, 04/01/2030	1,500,000	1,703,480

Oil, Gas & Consumable Fuels - 0.1%
BP Capital Markets PLC 4.74%, 03/11/2021	263,000	270,505

Semiconductors & Semiconductor Equipment - 0.3%
NVIDIA Corp. 2.85%, 04/01/2030	1,500,000	1,668,733

Specialty Retail - 0.3%
Lowe’s Cos., Inc. 4.50%, 04/15/2030	1,500,000	1,840,189

Total Corporate Debt Securities (Cost $29,415,351)		31,957,185

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES - 5.2%
COMM Mortgage Trust
Series 2012-CR4, Class A3,
2.85%, 10/15/2045	$ 2,544,460	$ 2,594,348
Series 2013-CR9, Class A4,
4.36% (A), 07/10/2045	3,000,000	3,203,036
Series 2013-WWP, Class A2,
3.42%, 03/10/2031 (B)	5,000,000	5,312,338
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.67% (A), 09/10/2035 (B)	5,000,000	5,409,983
GS Mortgage Securities Trust Series 2014-GC18, Class A4, 4.07%, 01/10/2047	3,000,000	3,241,645
JPMBB Commercial Mortgage Securities Trust Series 2013-C12, Class A5, 3.66%, 07/15/2045	4,535,000	4,794,275
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class A4, 4.30% (A), 08/15/2046	3,500,000	3,761,214

Total Mortgage-Backed Securities (Cost $27,068,520)		28,316,839

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.8%
Texas - 0.5%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 1, 1-Month LIBOR + 1.00%, 1.17% (A), 12/01/2034	2,791,689	2,733,985

Vermont - 0.3%
Vermont Student Assistance Corp., Certificate of Obligation, 1-Month LIBOR + 0.70%, 0.88% (A), 07/28/2034	1,360,064	1,353,400

Total Municipal Government Obligations (Cost $4,144,718)		4,087,385

U.S. GOVERNMENT AGENCY OBLIGATIONS - 76.2%
Federal Farm Credit Banks Funding Corp.
1.75%, 01/28/2026	25,000,000	26,690,209
2.49%, 07/27/2026	25,000,000	27,881,726
Federal Home Loan Banks
2.38%, 03/14/2025	25,000,000	27,231,438
3.25%, 11/16/2028 (D)	6,000,000	7,150,354
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.31%, 08/25/2022	5,150,000	5,315,238
2.65%, 11/25/2029	3,000,000	3,384,429
3.01%, 07/25/2025	5,000,000	5,517,451
3.11%, 02/25/2023	10,000,000	10,573,291
3.19% (A), 09/25/2027	4,070,000	4,654,668
3.25% (A), 04/25/2023	7,294,000	7,763,184
3.29%, 11/25/2027	15,000,000	17,292,019
3.30%, 04/25/2029	10,000,000	11,712,325
3.31%, 09/25/2025	15,000,000	16,811,344
3.77%, 12/25/2028	5,000,000	6,001,518

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (continued)
3.90% (A), 08/25/2028	$ 8,484,000	$ 10,174,232
3.97% (A), 01/25/2021	2,942,520	2,974,077
4.08% (A), 11/25/2020	3,442,966	3,471,723
Federal National Mortgage Association
2.38%, 01/19/2023 (D)	18,500,000	19,543,860
2.63%, 09/06/2024	4,000,000	4,379,435
2.88%, 09/12/2023	2,000,000	2,167,423
Government National Mortgage Association
3.98% (A), 09/20/2061	187,401	198,917
4.26% (A), 06/20/2062	234,683	255,343
4.63% (A), 07/20/2061 - 10/20/2061	12,749	13,431
4.70% (A), 10/20/2061 - 12/20/2061	15,343	16,900
Residual Funding Corp., Principal Only STRIPS
07/15/2020	5,011,000	5,010,553
01/15/2021	14,356,000	14,329,247
Tennessee Valley Authority
2.88%, 02/01/2027	6,000,000	6,800,414
3.50%, 12/15/2042	5,000,000	6,303,112
4.25%, 09/15/2065	15,000,000	22,520,287
4.88%, 01/15/2048	5,000,000	7,662,362
Uniform Mortgage-Backed Security
2.50%, TBA (F)	97,000,000	100,965,248
3.00%, TBA (F)	30,000,000	31,596,094
United States International Development Finance Corp. 5.14%, 12/15/2023	5,793	6,270

Total U.S. Government Agency Obligations (Cost $401,331,000)		416,368,122

U.S. GOVERNMENT OBLIGATIONS - 29.0%
U.S. Treasury - 29.0%
U.S. Treasury Bond
1.13%, 05/15/2040	9,000,000	8,915,976
2.00%, 02/15/2050 (D)	12,600,000	14,429,953
2.50%, 02/15/2045	1,000,000	1,233,516
2.75%, 11/15/2047	1,018,000	1,331,910
2.88%, 05/15/2049 (D)	900,000	1,217,602
3.00%, 05/15/2042 - 11/15/2045 (D)	6,519,000	8,747,755
3.00%, 02/15/2048	2,000,000	2,737,891
3.38%, 05/15/2044 - 11/15/2048	6,500,000	9,220,977
3.50%, 02/15/2039	1,414,500	2,001,186
3.63%, 08/15/2043	1,814,000	2,649,574
4.50%, 02/15/2036 (D)	3,340,000	5,112,809
U.S. Treasury Note
0.50%, 03/15/2023	37,000,000	37,322,305
1.13%, 07/31/2021 - 02/28/2027	30,947,000	32,157,351
1.13%, 02/28/2022 (D)	8,000,000	8,126,562
1.25%, 03/31/2021	4,362,000	4,397,100
1.50%, 02/15/2030	6,000,000	6,486,094
2.13%, 05/31/2021 - 05/31/2026	8,624,000	8,871,355
2.50%, 01/31/2025 (D)	3,000,000	3,306,094

Total U.S. Government Obligations (Cost $149,536,248)		158,266,010

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
OTHER INVESTMENT COMPANY - 5.8%
Securities Lending Collateral - 5.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (E)	31,879,068	$ 31,879,068

Total Other Investment Company (Cost $31,879,068)		31,879,068

Principal	Value
REPURCHASE AGREEMENT - 2.9%

Fixed Income Clearing Corp., 0.00% (E), dated 06/30/2020, to be repurchased at $15,972,776 on 07/01/2020. Collateralized by a U.S. Government Obligation, 1.63%, due 04/30/2023, and with a value of $16,292,272.

$ 15,972,776	$ 15,972,776

Total Repurchase Agreement (Cost $15,972,776)	15,972,776

Total Investments (Cost $678,241,145)	705,680,238
Net Other Assets (Liabilities) - (29.2)%	(159,301,004)

Net Assets - 100.0%	$ 546,379,234

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	65	09/30/2020	$8,149,035	$8,173,242	$24,207	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	(314)	09/21/2020	$(43,540,187)	$(43,699,969)	$—	$(159,782)
10-Year U.S. Treasury Ultra Note	(72)	09/21/2020	(11,270,056)	(11,338,875)	—	(68,819)

Total					$—	$(228,601)

Total Futures Contracts					$24,207	$(228,601)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$18,832,853	$—	$18,832,853
Corporate Debt Securities	—	31,957,185	—	31,957,185
Mortgage-Backed Securities	—	28,316,839	—	28,316,839
Municipal Government Obligations	—	4,087,385	—	4,087,385
U.S. Government Agency Obligations	—	416,368,122	—	416,368,122
U.S. Government Obligations	—	158,266,010	—	158,266,010
Other Investment Company	31,879,068	—	—	31,879,068
Repurchase Agreement	—	15,972,776	—	15,972,776

Total Investments	$31,879,068	$673,801,170	$—	$705,680,238

Other Financial Instruments
Futures Contracts (H)	$24,207	$—	$—	$24,207

Total Other Financial Instruments	$24,207	$—	$—	$24,207

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(228,601)	$—	$—	$(228,601)

Total Other Financial Instruments	$(228,601)	$—	$—	$(228,601)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $27,263,368, representing 5.0% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $58,575,012, collateralized by cash collateral of $31,879,068 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $27,886,314. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Rates disclosed reflect the yields at June 30, 2020.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after June 30, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $662,268,369) (including securities loaned of $58,575,012)	$689,707,462
Repurchase agreement, at value (cost $15,972,776)	15,972,776
Cash collateral pledged at broker for:
Futures contracts	718,860
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	100,944,835
Net income from securities lending	6,032
Shares of beneficial interest sold	2,199,553
Interest	2,597,282
Variation margin receivable on futures contracts	65,040
Prepaid expenses	1,452

Total assets	812,213,292

Liabilities:
Cash collateral received upon return of:
Securities on loan	31,879,068
Futures contracts	815,120
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	232,564,340
Shares of beneficial interest redeemed	140,064
Investment management fees	263,859
Distribution and service fees	99,116
Transfer agent costs	650
Trustees, CCO and deferred compensation fees	4,221
Audit and tax fees	16,598
Custody fees	13,591
Legal fees	3,145
Printing and shareholder reports fees	26,270
Other accrued expenses	8,016

Total liabilities	265,834,058

Net assets	$546,379,234

Net assets consist of:
Capital stock ($0.01 par value)	$451,379
Additional paid-in capital	497,115,794
Total distributable earnings (accumulated losses)	48,812,061

Net assets	$546,379,234

Net assets by class:
Initial Class	$102,057,287
Service Class	444,321,947

Shares outstanding:
Initial Class	8,647,493
Service Class	36,490,382

Net asset value and offering price per share:
Initial Class	$11.80
Service Class	12.18

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Interest income	$4,758,656
Net income from securities lending	62,750

Total investment income	4,821,406

Expenses:
Investment management fees	1,346,007
Distribution and service fees:
Service Class	502,662
Transfer agent costs	3,642
Trustees, CCO and deferred compensation fees	9,549
Audit and tax fees	16,653
Custody fees	18,705
Legal fees	16,316
Printing and shareholder reports fees	14,701
Other	10,376

Total expenses	1,938,611

Net investment income (loss)	2,882,795

Net realized gain (loss) on:
Investments	10,982,328
Futures contracts	466,979

Net realized gain (loss)	11,449,307

Net change in unrealized appreciation (depreciation) on:
Investments	18,220,336
Futures contracts	24,570

Net change in unrealized appreciation (depreciation)	18,244,906

Net realized and change in unrealized gain (loss)	29,694,213

Net increase (decrease) in net assets resulting from operations	$32,577,008

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$2,882,795	$6,315,918
Net realized gain (loss)	11,449,307	5,496,300
Net change in unrealized appreciation (depreciation)	18,244,906	10,764,072

Net increase (decrease) in net assets resulting from operations	32,577,008	22,576,290

Dividends and/or distributions to shareholders:
Initial Class	—	(1,642,522)
Service Class	—	(4,580,224)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(6,222,746)

Capital share transactions:
Proceeds from shares sold:
Initial Class	28,378,157	19,032,564
Service Class	457,169,646	57,386,935

	485,547,803	76,419,499

Dividends and/or distributions reinvested:
Initial Class	—	1,642,522
Service Class	—	4,580,224

	—	6,222,746

Cost of shares redeemed:
Initial Class	(13,324,341)	(22,865,847)
Service Class	(272,930,443)	(238,988,049)

	(286,254,784)	(261,853,896)

Net increase (decrease) in net assets resulting from capital share transactions	199,293,019	(179,211,651)

Net increase (decrease) in net assets	231,870,027	(162,858,107)

Net assets:
Beginning of period/year	314,509,207	477,367,314

End of period/year	$546,379,234	$314,509,207

Capital share transactions - shares:
Shares issued:
Initial Class	2,467,453	1,766,104
Service Class	38,495,294	5,079,741

	40,962,747	6,845,845

Shares reinvested:
Initial Class	—	149,185
Service Class	—	402,126

	—	551,311

Shares redeemed:
Initial Class	(1,152,772)	(2,125,793)
Service Class	(22,797,692)	(21,630,417)

	(23,950,464)	(23,756,210)

Net increase (decrease) in shares outstanding:
Initial Class	1,314,681	(210,504)
Service Class	15,697,602	(16,148,550)

	17,012,283	(16,359,054)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.92		$10.45	$10.75	$11.81	$11.85		$12.16

Investment operations:
Net investment income (loss) (A)	0.08		0.21	0.17	0.19	0.13	(B)	0.18
Net realized and unrealized gain (loss)	0.80		0.48	(0.15)	0.13	(0.09	)(C)	(0.17)

Total investment operations	0.88		0.69	0.02	0.32	0.04		0.01

Dividends and/or distributions to shareholders:
Net investment income	—		(0.22)	(0.32)	(0.45)	(0.08)		(0.26)
Net realized gains	—		—	—	(0.93)	—		(0.06)

Total dividends and/or distributions to shareholders	—		(0.22)	(0.32)	(1.38)	(0.08)		(0.32)

Net asset value, end of period/year	$11.80		$10.92	$10.45	$10.75	$11.81		$11.85

Total return	8.06	%(D)	6.60%	0.26%	2.66%	0.30%		0.10%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$102,057		$80,042	$78,801	$84,450	$93,570		$870,390
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58	%(E)	0.61%	0.62%	0.62%	0.61%		0.61%
Including waiver and/or reimbursement and recapture	0.58	%(E)	0.61%	0.62%	0.62%	0.61	%(B)	0.61%
Net investment income (loss) to average net assets	1.44	%(E)	1.92%	1.60%	1.69%	1.07	%(B)	1.52%
Portfolio turnover rate	62	%(D)	44%	85%	18%	77%		171%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$11.28		$10.79	$11.07	$12.10	$12.14		$12.45

Investment operations:
Net investment income (loss) (A)	0.07		0.19	0.15	0.17	0.11	(B)	0.17
Net realized and unrealized gain (loss)	0.83		0.50	(0.15)	0.12	(0.09	)(C)	(0.19)

Total investment operations	0.90		0.69	—	0.29	0.02		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.20)	(0.28)	(0.39)	(0.06)		(0.23)
Net realized gains	—		—	—	(0.93)	—		(0.06)

Total dividends and/or distributions to shareholders	—		(0.20)	(0.28)	(1.32)	(0.06)		(0.29)

Net asset value, end of period/year	$12.18		$11.28	$10.79	$11.07	$12.10		$12.14

Total return	7.98	%(D)	6.35%	0.01%	2.36%	0.14%		(0.18)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$444,322		$234,467	$398,566	$242,695	$493,733		$458,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83	%(E)	0.86%	0.87%	0.87%	0.86%		0.86%
Including waiver and/or reimbursement and recapture	0.83	%(E)	0.86%	0.87%	0.87%	0.85	%(B)	0.86%
Net investment income (loss) to average net assets	1.10	%(E)	1.67%	1.37%	1.43%	0.90	%(B)	1.37%
Portfolio turnover rate	62	%(D)	44%	85%	18%	77%		171%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at June 30, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$21,811,460	$—	$—	$—	$21,811,460
U.S. Government Obligations	10,067,608	—	—	—	10,067,608
Total Securities Lending Transactions	$31,879,068	$—	$—	$—	$31,879,068
Total Borrowings	$31,879,068	$—	$—	$—	$31,879,068

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$24,207	$—	$—	$—	$—	$24,207
Total	$24,207	$—	$—	$—	$—	$24,207

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(228,601)	$—	$—	$—	$—	$(228,601)
Total	$(228,601)	$—	$—	$—	$—	$(228,601)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$466,979	$—	$—	$—	$—	$466,979
Total	$466,979	$—	$—	$—	$—	$466,979

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$24,570	$—	$—	$—	$—	$24,570
Total	$24,570	$—	$—	$—	$—	$24,570

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – long	$20,164,158
Average notional value of contracts – short	(30,181,153)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.55%
Over $500 million up to $1.5 billion	0.51
Over $1.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.63%	May 1, 2021
Service Class	0.88	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 45,333,278	$ 431,913,179	$ 30,169,771	$ 256,206,499

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 678,241,145	$ 28,308,084	$ (1,073,385)	$ 27,234,699

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Aegon U.S. Government Securities VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Aegon Asset Management US (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 1- and 3-year periods, in line with the median for the past 10-year period and below the median for the past 5-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees noted that they had previously approved a reduction to the Portfolio’s management fee schedule, which took effect on August 1, 2019 and was not fully reflected in the comparative data. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Aegon U.S. Government Securities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Portfolio. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$948.80	$4.02	$1,020.70	$4.17	0.83%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Mixed Allocation Fund	90.1%
Repurchase Agreement	8.3
Net Other Assets (Liabilities) ^	1.6
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANY - 90.1%
U.S. Mixed Allocation Fund - 90.1%
American Funds Insurance Series - Asset Allocation Fund	38,334,318	$900,089,793

Total Investment Company (Cost $849,953,283)		900,089,793

	Principal	Value
REPURCHASE AGREEMENT - 8.3%
Fixed Income Clearing Corp., 0.00% (A), dated 06/30/2020, to be repurchased at $82,692,702 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.25%, due 06/15/2023, and with a value of $84,346,625.	$82,692,702	82,692,702

Total Repurchase Agreement (Cost $82,692,702)		82,692,702

Total Investments (Cost $932,645,985)		982,782,495
Net Other Assets (Liabilities) - 1.6%		15,610,620

Net Assets - 100.0%		$998,393,115

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	(78)	09/18/2020	$(5,381,882)	$(5,606,640)	$—	$(224,758)
EUR Currency	(87)	09/14/2020	(12,304,524)	(12,238,181)	66,343	—
EURO STOXX 50® Index	(370)	09/18/2020	(13,208,775)	(13,397,845)	—	(189,070)
FTSE 100 Index	(68)	09/18/2020	(5,195,661)	(5,179,812)	15,849	—
GBP Currency	(70)	09/14/2020	(5,518,513)	(5,423,688)	94,825	—
MSCI Emerging Markets Index	(164)	09/18/2020	(7,988,947)	(8,082,740)	—	(93,793)
S&P 500® E-Mini Index	(1,252)	09/18/2020	(190,728,178)	(193,446,520)	—	(2,718,342)
S&P Midcap 400® E-Mini Index	(32)	09/18/2020	(5,578,596)	(5,693,120)	—	(114,524)

Total Futures Contracts					$177,017	$(3,340,487)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$900,089,793	$—	$—	$900,089,793
Repurchase Agreement	—	82,692,702	—	82,692,702

Total Investments	$900,089,793	$82,692,702	$—	$982,782,495

Other Financial Instruments
Futures Contracts (C)	$177,017	$—	$—	$177,017

Total Other Financial Instruments	$177,017	$—	$—	$177,017

LIABILITIES
Other Financial Instruments
Futures Contracts (C)	$(3,340,487)	$—	$—	$(3,340,487)

Total Other Financial Instruments	$(3,340,487)	$—	$—	$(3,340,487)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at June 30, 2020.
(B)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(C)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Unaffiliated investments, at value (cost $849,953,283)	$900,089,793
Repurchase agreement, at value (cost $82,692,702)	82,692,702
Cash collateral pledged at broker for:
Futures contracts	19,324,196
Receivables and other assets:
Shares of beneficial interest sold	3,158
Prepaid expenses	4,517

Total assets	1,002,114,366

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	345,928
Investment management fees	463,629
Distribution and service fees	218,693
Transfer agent costs	1,148
Trustees, CCO and deferred compensation fees	5,677
Audit and tax fees	12,863
Custody fees	6,980
Legal fees	8,392
Printing and shareholder reports fees	216,399
Other accrued expenses	19,084
Variation margin payable on futures contracts	2,422,458

Total liabilities	3,721,251

Net assets	$998,393,115

Net assets consist of:
Capital stock ($0.01 par value)	$883,746
Additional paid-in capital	928,644,102
Total distributable earnings (accumulated losses)	68,865,267

Net assets	$998,393,115

Shares outstanding	88,374,598

Net asset value and offering price per share	$11.30

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$4,357,886
Interest income from unaffiliated investments	83,178

Total investment income	4,441,064

Expenses:
Investment management fees	2,601,657
Distribution and service fees	1,227,197
Transfer agent costs	6,900
Trustees, CCO and deferred compensation fees	15,935
Audit and tax fees	13,936
Custody fees	11,542
Legal fees	33,400
Printing and shareholder reports fees	118,305
Other	28,781

Total expenses	4,057,653

Net investment income (loss)	383,411

Net realized gain (loss) on:
Unaffiliated investments	423,578
Capital gain distributions received from unaffiliated investment companies	4,330,404
Futures contracts	(25,328,258)

Net realized gain (loss)	(20,574,276)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(28,104,375)
Futures contracts	(3,163,470)
Translation of assets and liabilities denominated in foreign currencies	5,489

Net change in unrealized appreciation (depreciation)	(31,262,356)

Net realized and change in unrealized gain (loss)	(51,836,632)

Net increase (decrease) in net assets resulting from operations	$(51,453,221)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$383,411	$12,212,042
Net realized gain (loss)	(20,574,276)	35,078,107
Net change in unrealized appreciation (depreciation)	(31,262,356)	97,615,815

Net increase (decrease) in net assets resulting from operations	(51,453,221)	144,905,964

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(32,083,674)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(32,083,674)

Capital share transactions:
Proceeds from shares sold	52,241,474	111,796,046
Dividends and/or distributions reinvested	—	32,083,674
Cost of shares redeemed	(18,093,436)	(22,010,819)

Net increase (decrease) in net assets resulting from capital share transactions	34,148,038	121,868,901

Net increase (decrease) in net assets	(17,305,183)	234,691,191

Net assets:
Beginning of period/year	1,015,698,298	781,007,107

End of period/year	$998,393,115	$1,015,698,298

Capital share transactions - shares:
Shares issued	4,658,588	9,851,952
Shares reinvested	—	2,885,222
Shares redeemed	(1,600,106)	(1,971,376)

Net increase (decrease) in shares outstanding	3,058,482	10,765,798

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015 (A)
Net asset value, beginning of period/year	$11.91		$10.48	$11.59	$10.18	$9.62		$10.00

Investment operations:
Net investment income (loss) (B)	0.00	(C)	0.15	0.17	0.12	0.15	(D)	0.26
Net realized and unrealized gain (loss)	(0.61)		1.69	(0.81)	1.37	0.47		(0.64)

Total investment operations	(0.61)		1.84	(0.64)	1.49	0.62		(0.38)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.14)	(0.10)	(0.07)	(0.06)		—
Net realized gains	—		(0.27)	(0.37)	(0.01)	—		—

Total dividends and/or distributions to shareholders	—		(0.41)	(0.47)	(0.08)	(0.06)		—

Net asset value, end of period/year	$11.30		$11.91	$10.48	$11.59	$10.18		$9.62

Total return	(5.12	)%(E)	17.81%	(5.82)%	14.62%	6.41%		(3.80	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$998,393		$1,015,698	$781,007	$703,398	$389,264		$129,378
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.83	%(G)	0.83%	0.84%	0.82%	0.82%		0.86	%(G)
Including waiver and/or reimbursement and recapture	0.83	%(G)	0.83%	0.84%	0.82%	0.82	%(D)	0.85	%(G)
Net investment income (loss) to average net assets	0.08	%(G)	1.37%	1.46%	1.11%	1.56	%(D)	4.10	%(G)
Portfolio turnover rate	7	%(E)	2%	—%	—%	—%		—	%(E)

(A)	Commenced operations on May 1, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Portfolio invests.
(G)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the its value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying investment as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying investment and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (“OTC”).

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A)(B)	$—	$161,168	$15,849	$—	$—	$177,017
Total	$—	$161,168	$15,849	$—	$—	$177,017

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$(3,340,487)	$—	$—	$(3,340,487)
Total	$—	$—	$(3,340,487)	$—	$—	$(3,340,487)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$412,335	$(25,740,593)	$—	$—	$(25,328,258)
Total	$—	$412,335	$(25,740,593)	$—	$—	$(25,328,258)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$161,168	$(3,324,638)	$—	$—	$(3,163,470)
Total	$—	$161,168	$(3,324,638)	$—	$—	$(3,163,470)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – short	$(161,029,129)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of each Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by the broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to each Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. INVESTMENT CONCENTRATION

Throughout the period, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of June 30, 2020, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
American Funds Insurance Series – Asset Allocation Fund	89.82%

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $2 billion	0.53%
Over $2 billion up to $4 billion	0.52
Over $4 billion up to $6 billion	0.50
Over $6 billion up to $8 billion	0.49
Over $8 billion up to $10 billion	0.48
Over $10 billion	0.46

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.85%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 59,878,753	$ 97,405,026

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 932,645,985	$ 50,313,527	$ (3,340,487)	$ 46,973,040

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica American Funds Managed Risk VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Milliman Financial Risk Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe but below its composite benchmark, each for the past 1- and 3-year periods. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica American Funds Managed Risk VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$785.60	$3.29	$1,021.20	$3.72	0.74%
Service Class	1,000.00	784.40	4.39	1,019.90	4.97	0.99

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.4%
Repurchase Agreement	1.3
Net Other Assets (Liabilities)	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 98.4%
Aerospace & Defense - 5.0%
General Dynamics Corp.	132,701	$ 19,833,492
Raytheon Technologies Corp.	178,399	10,992,946

		30,826,438

Banks - 7.8%
JPMorgan Chase & Co.	197,954	18,619,553
US Bancorp	492,843	18,146,479
Wells Fargo & Co.	425,468	10,891,981

		47,658,013

Beverages - 3.7%
Coca-Cola European Partners PLC	316,876	11,965,238
Molson Coors Beverage Co., Class B	313,287	10,764,541

		22,729,779

Capital Markets - 3.0%
Northern Trust Corp.	231,730	18,385,458

Chemicals - 8.5%
Corteva, Inc.	670,295	17,957,203
DuPont de Nemours, Inc.	293,856	15,612,569
Linde PLC	86,980	18,449,328

		52,019,100

Consumer Finance - 2.9%
American Express Co.	186,267	17,732,618

Diversified Telecommunication Services - 5.2%
AT&T, Inc.	410,943	12,422,807
Verizon Communications, Inc.	357,348	19,700,595

		32,123,402

Electric Utilities - 6.2%
Entergy Corp.	212,011	19,888,752
Exelon Corp.	498,327	18,084,287

		37,973,039

Equity Real Estate Investment Trusts - 3.4%
Healthpeak Properties, Inc.	755,414	20,819,210

Health Care Equipment & Supplies - 3.7%
Medtronic PLC	245,775	22,537,568

Health Care Providers & Services - 11.2%
Cigna Corp.	100,123	18,788,081
CVS Health Corp.	381,593	24,792,097
UnitedHealth Group, Inc.	84,274	24,856,617

		68,436,795

Household Durables - 3.1%
Lennar Corp., Class A	89,771	5,531,689
Whirlpool Corp.	106,012	13,731,734

		19,263,423

Insurance - 6.0%
Aon PLC, Class A	67,136	12,930,394
Chubb, Ltd.	187,775	23,776,070

		36,706,464

Machinery - 6.7%
Deere & Co.	80,742	12,688,605
Stanley Black & Decker, Inc.	125,736	17,525,084
Westinghouse Air Brake Technologies Corp.	186,611	10,743,195

		40,956,884

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities - 4.1%
CenterPoint Energy, Inc.	683,776	$ 12,766,098
Dominion Energy, Inc.	150,133	12,187,797

		24,953,895

Oil, Gas & Consumable Fuels - 7.1%
BP PLC, ADR (A)	388,243	9,053,827
Hess Corp.	193,922	10,047,099
Phillips 66	232,728	16,733,143
Valero Energy Corp.	131,768	7,750,594

		43,584,663

Pharmaceuticals - 3.8%
Johnson & Johnson	163,827	23,038,991

Specialty Retail - 3.5%
Lowe’s Cos., Inc.	157,545	21,287,480

Thrifts & Mortgage Finance - 3.5%
New York Community Bancorp, Inc.	2,100,448	21,424,570

Total Common Stocks (Cost $639,132,992)		602,457,790

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 0.00% (B), dated 06/30/2020, to be repurchased at $8,031,354 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $8,192,069.	$ 8,031,354	8,031,354

Total Repurchase Agreement (Cost $8,031,354)		8,031,354

Total Investments (Cost $647,164,346)		610,489,144
Net Other Assets (Liabilities) - 0.3%		1,767,949

Net Assets - 100.0%		$ 612,257,093

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$602,457,790	$—	$—	$602,457,790
Repurchase Agreement	—	8,031,354	—	8,031,354

Total Investments	$602,457,790	$8,031,354	$—	$610,489,144

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $8,963,275, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,224,640. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at June 30, 2020.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $639,132,992) (including securities loaned of $8,963,275)	$602,457,790
Repurchase agreement, at value (cost $8,031,354)	8,031,354
Receivables and other assets:
Net income from securities lending	1,669
Shares of beneficial interest sold	1,630,088
Dividends	715,397
Prepaid expenses	3,058

Total assets	612,839,356

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	29,034
Investment management fees	384,936
Distribution and service fees	44,223
Transfer agent costs	1,791
Trustees, CCO and deferred compensation fees	5,417
Audit and tax fees	13,366
Custody fees	18,334
Legal fees	4,862
Printing and shareholder reports fees	63,209
Other accrued expenses	17,091

Total liabilities	582,263

Net assets	$612,257,093

Net assets consist of:
Capital stock ($0.01 par value)	$345,454
Additional paid-in capital	613,960,798
Total distributable earnings (accumulated losses)	(2,049,159)

Net assets	$612,257,093

Net assets by class:
Initial Class	$413,301,303
Service Class	198,955,790

Shares outstanding:
Initial Class	23,316,729
Service Class	11,228,631

Net asset value and offering price per share:
Initial Class	$17.73
Service Class	17.72

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$10,254,562
Interest income	28,670
Net income from securities lending	4,756

Total investment income	10,287,988

Expenses:
Investment management fees	2,294,444
Distribution and service fees:
Service Class	259,653
Transfer agent costs	5,539
Trustees, CCO and deferred compensation fees	10,740
Audit and tax fees	14,156
Custody fees	27,165
Legal fees	20,155
Printing and shareholder reports fees	31,456
Other	19,806

Total expenses	2,683,114

Net investment income (loss)	7,604,874

Net realized gain (loss) on:
Investments	(69,620,205)

Net change in unrealized appreciation (depreciation) on:
Investments	(109,642,038)

Net realized and change in unrealized gain (loss)	(179,262,243)

Net increase (decrease) in net assets resulting from operations	$(171,657,369)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$7,604,874	$18,643,573
Net realized gain (loss)	(69,620,205)	79,492,665
Net change in unrealized appreciation (depreciation)	(109,642,038)	70,178,649

Net increase (decrease) in net assets resulting from operations	(171,657,369)	168,314,887

Dividends and/or distributions to shareholders:
Initial Class	—	(96,321,407)
Service Class	—	(42,770,111)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(139,091,518)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,562,323	17,441,715
Service Class	17,993,304	16,976,422

	20,555,627	34,418,137

Dividends and/or distributions reinvested:
Initial Class	—	96,321,407
Service Class	—	42,770,111

	—	139,091,518

Cost of shares redeemed:
Initial Class	(36,138,989)	(93,752,026)
Service Class	(20,350,681)	(36,397,468)

	(56,489,670)	(130,149,494)

Net increase (decrease) in net assets resulting from capital share transactions	(35,934,043)	43,360,161

Net increase (decrease) in net assets	(207,591,412)	72,583,530

Net assets:
Beginning of period/year	819,848,505	747,264,975

End of period/year	$612,257,093	$819,848,505

Capital share transactions - shares:
Shares issued:
Initial Class	140,657	746,229
Service Class	1,055,990	728,749

	1,196,647	1,474,978

Shares reinvested:
Initial Class	—	4,689,455
Service Class	—	2,078,237

	—	6,767,692

Shares redeemed:
Initial Class	(1,851,396)	(3,980,143)
Service Class	(1,120,265)	(1,567,227)

	(2,971,661)	(5,547,370)

Net increase (decrease) in shares outstanding:
Initial Class	(1,710,739)	1,455,541
Service Class	(64,275)	1,239,759

	(1,775,014)	2,695,300

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$22.57		$22.22	$25.65	$22.58		$20.07		$21.24

Investment operations:
Net investment income (loss) (A)	0.22		0.57	0.57	0.49		0.51	(B)	0.43
Net realized and unrealized gain (loss)	(5.06)		4.29	(3.45)	3.16		2.46		(1.20)

Total investment operations	(4.84)		4.86	(2.88)	3.65		2.97		(0.77)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.63)	(0.55)	(0.58)		(0.46)		(0.40)
Net realized gains	—		(3.88)	—	—		—		—

Total dividends and/or distributions to shareholders	—		(4.51)	(0.55)	(0.58)		(0.46)		(0.40)

Net asset value, end of period/year	$17.73		$22.57	$22.22	$25.65		$22.58		$20.07

Total return	(21.44	)%(D)	23.91%	(11.50)%	16.43	%(C)	14.91%		(3.59)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$413,301		$564,788	$523,815	$682,104		$653,533		$639,203
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74	%(E)	0.72%	0.71%	0.71%		0.71%		0.71%
Including waiver and/or reimbursement and recapture	0.74	%(E)	0.72%	0.71%	0.71%		0.70	%(B)	0.71%
Net investment income (loss) to average net assets	2.39	%(E)	2.43%	2.26%	2.02%		2.45	%(B)	2.08%
Portfolio turnover rate	16	%(D)	61%	29%	11%		11%		9%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$22.59		$22.23	$25.65	$22.59		$20.09		$21.26

Investment operations:
Net investment income (loss) (A)	0.20		0.51	0.50	0.43		0.46	(B)	0.38
Net realized and unrealized gain (loss)	(5.07)		4.29	(3.43)	3.16		2.45		(1.20)

Total investment operations	(4.87)		4.80	(2.93)	3.59		2.91		(0.82)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.56)	(0.49)	(0.53)		(0.41)		(0.35)
Net realized gains	—		(3.88)	—	—		—		—

Total dividends and/or distributions to shareholders	—		(4.44)	(0.49)	(0.53)		(0.41)		(0.35)

Net asset value, end of period/year	$17.72		$22.59	$22.23	$25.65		$22.59		$20.09

Total return	(21.56	)%(D)	23.57%	(11.69)%	16.13	%(C)	14.59%		(3.83)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$198,956		$255,061	$223,450	$288,560		$264,863		$209,780
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99	%(E)	0.97%	0.96%	0.96%		0.96%		0.96%
Including waiver and/or reimbursement and recapture	0.99	%(E)	0.97%	0.96%	0.96%		0.95	%(B)	0.96%
Net investment income (loss) to average net assets	2.14	%(E)	2.17%	2.01%	1.77%		2.21	%(B)	1.83%
Portfolio turnover rate	16	%(D)	61%	29%	11%		11%		9%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $7,287.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $200 million	0.78%
Over $200 million up to $500 million	0.68
Over $500 million up to $1.5 billion	0.63
Over $1.5 billion up to $2.5 billion	0.59
Over $2.5 billion	0.58

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.85%	May 1, 2021
Service Class	1.10	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 104,752,291	$ —	$ 120,012,527	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 647,164,346	$ 32,961,386	$ (69,636,588)	$ (36,675,202)

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Barrow, Hanley, Mewhinney & Strauss, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on May 1, 2013 pursuant to its current investment objective and investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Barrow Hanley Dividend Focused VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$857.50	$3.65	$1,020.90	$3.97	0.79%
Service Class	1,000.00	856.60	4.80	1,019.70	5.22	1.04

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.7%
Other Investment Company	1.9
Repurchase Agreement	1.6
Net Other Assets (Liabilities) ^	(1.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 97.7%
Australia - 5.7%
Centuria Capital Group	1,651,473	$ 2,051,978
Centuria Industrial, REIT	914,634	2,011,397
Charter Hall Group, REIT	135,941	920,928
Charter Hall Long Wale, REIT	110,258	328,918
Dexus, REIT	905,185	5,809,768
Goodman Group, REIT	806,689	8,323,600
Lendlease Group	173,086	1,496,025
Vicinity Centres, REIT	1,409,911	1,413,161

		22,355,775

Belgium - 0.7%
Aedifica SA, REIT	26,708	2,924,787

Canada - 1.5%
Allied Properties, REIT	134,820	4,067,639
Canadian Apartment Properties, REIT	55,467	1,985,225

		6,052,864

Cayman Islands - 1.8%
ESR Cayman, Ltd. (A) (B) (C)	2,925,900	6,947,070

China - 0.5%
China Vanke Co., Ltd., H Shares	644,127	2,055,831

France - 1.0%
Klepierre SA, REIT (B)	93,754	1,874,031
Unibail-Rodamco-Westfield, REIT (B)	35,189	1,983,489

		3,857,520

Germany - 4.4%
Deutsche Wohnen SE	106,222	4,773,150
LEG Immobilien AG	595	75,467
Vonovia SE	205,703	12,573,191

		17,421,808

Hong Kong - 4.4%
CK Asset Holdings, Ltd.	990,500	5,939,821
Kerry Properties, Ltd.	153,000	397,438
Link, REIT	288,800	2,371,095
New World Development Co., Ltd.	819,750	3,892,239
Sun Hung Kai Properties, Ltd.	146,000	1,865,183
Swire Properties, Ltd.	1,061,000	2,708,912

		17,174,688

Japan - 13.6%
Activia Properties, Inc., REIT	1,116	3,867,076
Comforia Residential, Inc., REIT	972	2,899,297
Daito Trust Construction Co., Ltd.	27,600	2,543,654
Daiwa House Industry Co., Ltd.	184,100	4,347,499
Hankyu Hanshin, Inc., REIT	459	529,587
Heiwa Real Estate Co., Ltd.	8,700	249,254
Heiwa Real Estate, Inc., REIT	679	644,639
Hulic, Inc., REIT	137	170,286
Ichigo Office Investment Corp., REIT	3,505	2,435,425
Japan Hotel Investment Corp., REIT (B)	3,404	1,412,028
Japan Real Estate Investment Corp., REIT	1,125	5,773,625
Katitas Co., Ltd. (B)	12,900	300,119
Kenedix Office Investment Corp., REIT	970	5,419,982
MCUBS MidCity Investment Corp., REIT (B)	3,436	2,503,456
Mitsubishi Estate Logistics Investment Corp., REIT	34	125,088
Mitsui Fudosan Co., Ltd.	364,500	6,475,242
Mitsui Fudosan Logistics Park, Inc., REIT	647	2,892,810

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Sumitomo Realty & Development Co., Ltd.	236,000	$ 6,514,231
Tokyu Fudosan Holdings Corp.	999,600	4,702,591

		53,805,889

Luxembourg - 1.2%
Aroundtown SA (A)	826,730	4,738,654

Norway - 0.6%
Entra ASA (C)	185,608	2,379,246

Republic of Korea - 0.1%
LOTTE Co., Ltd., REIT	41,433	190,785

Singapore - 2.6%
AIMS APAC, REIT	2,316,500	2,044,459
Cromwell European, REIT	4,198,200	1,995,428
Frasers Logistics & Commercial Trust, REIT	2,135,000	1,839,173
Lendlease Global Commercial, REIT (B)	4,844,218	2,384,658
Mapletree Logistics Trust, REIT (B)	1,358,400	1,907,065

		10,170,783

Spain - 1.0%
Cellnex Telecom SA (B) (C)	36,301	2,217,183
Inmobiliaria Colonial Socimi SA, REIT	188,721	1,668,656

		3,885,839

Sweden - 1.4%
Castellum AB	171,168	3,207,335
Kungsleden AB	313,331	2,345,054

		5,552,389

Thailand - 0.1%
Asset World Corp. PCL	3,825,500	482,371

United Kingdom - 5.7%
Assura PLC, REIT	3,710,374	3,600,415
Big Yellow Group PLC, REIT	196,568	2,446,765
Derwent London PLC, REIT	82,875	2,850,801
LondonMetric Property PLC, REIT	908,492	2,371,438
Segro PLC, REIT	651,949	7,210,546
UNITE Group PLC, REIT (A)	358,203	4,171,093

		22,651,058

United States - 51.4%
Alexandria Real Estate Equities, Inc., REIT	56,914	9,234,297
American Campus Communities, Inc., REIT	24,354	851,416
American Homes 4 Rent, Class A, REIT	246,359	6,627,057
Apple Hospitality, Inc., REIT	176,376	1,703,792
Boston Properties, Inc., REIT	83,494	7,546,188
CareTrust, Inc., REIT	196,644	3,374,411
CoreSite Realty Corp., REIT	32,334	3,914,354
Cousins Properties, Inc., REIT	164,628	4,910,853
Crown Castle International Corp., REIT	12,031	2,013,388
CyrusOne, Inc., REIT	77,183	5,615,063
EPR Properties, REIT	120,062	3,977,654
Equinix, Inc., REIT	27,896	19,591,361
Equity Residential, REIT	171,606	10,093,865
Extra Space Storage, Inc., REIT	82,028	7,576,926
Federal Realty Investment Trust, REIT	41,145	3,505,965
Healthcare Trust of America, Inc., Class A, REIT	123,877	3,285,218
Healthpeak Properties, Inc., REIT	197,717	5,449,081
Hudson Pacific Properties, Inc., REIT	125,727	3,163,291

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Mid-America Apartment Communities, Inc., REIT	60,992	$ 6,993,953
Pebblebrook Hotel Trust, REIT (B)	123,256	1,683,677
Prologis, Inc., REIT	220,525	20,581,598
Regency Centers Corp., REIT	115,147	5,284,096
Rexford Industrial Realty, Inc., REIT	189,792	7,863,083
RLJ Lodging Trust, REIT	283,666	2,677,807
SBA Communications Corp., REIT	6,694	1,994,276
Simon Property Group, Inc., REIT	92,367	6,316,055
Spirit Realty Capital, Inc., REIT	174,813	6,093,981
STAG Industrial, Inc., REIT	142,060	4,165,199
Sun Communities, Inc., REIT	59,483	8,070,653
Switch, Inc.	137,047	2,442,178
UDR, Inc., REIT	166,664	6,229,900
VEREIT, Inc.	542,354	3,487,336
VICI Properties, Inc., REIT	329,066	6,643,843
Welltower, Inc., REIT	186,602	9,656,654

		202,618,469

Total Common Stocks (Cost $400,456,511)		385,265,826

OTHER INVESTMENT COMPANY - 1.9%
Securities Lending Collateral - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (D)	7,384,858	7,384,858

Total Other Investment Company (Cost $7,384,858)		7,384,858

Principal	Value
REPURCHASE AGREEMENT - 1.6%

Fixed Income Clearing Corp., 0.00% (D), dated 06/30/2020, to be repurchased at $6,450,462 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $6,579,524.

$ 6,450,462	$ 6,450,462

Total Repurchase Agreement (Cost $6,450,462)	6,450,462

Total Investments (Cost $414,291,831)	399,101,146
Net Other Assets (Liabilities) - (1.2)%	(4,849,298)

Net Assets - 100.0%	$ 394,251,848

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Net Unrealized Appreciation (Depreciation)
Contracts for Difference (“CFD”)
Equity Securities Long (E)	GSI	Pay	07/20/2020	USD	561,346	0.1%	$550,647	$(10,699)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	07/15/2020	USD	3,744,468	AUD	5,809,000	$—	$(264,700)
BNP	07/15/2020	USD	5,914,647	EUR	5,449,000	—	(209,349)
BNP	07/15/2020	USD	2,243,101	HKD	17,387,000	—	(80)
BNP	07/15/2020	USD	581,647	SEK	5,617,000	—	(21,263)
BNP	07/15/2020	USD	9,386,789	SGD	13,319,000	—	(170,778)
BNP	07/15/2020	USD	15,450	THB	506,000	—	(921)
BNP	07/15/2020	CAD	4,108,000	USD	2,932,672	93,394	—
BNP	07/15/2020	GBP	347,000	USD	431,816	—	(1,805)
BNP	07/15/2020	NOK	2,097,000	USD	203,125	14,752	—
BNP	07/15/2020	EUR	1,730,000	USD	1,898,015	46,289	—
BNP	07/15/2020	AUD	2,147,000	USD	1,390,029	91,755	—
BNP	07/15/2020	JPY	118,671,000	USD	1,110,871	—	(11,607)
BOA	07/15/2020	USD	1,210,827	AUD	1,874,000	—	(82,542)
BOA	07/15/2020	USD	854,678	CAD	1,174,000	—	(10,122)
BOA	07/15/2020	USD	1,055,478	CHF	1,024,000	—	(25,806)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BOA	07/15/2020	USD	1,580,881	EUR	1,444,000	$—	$(41,995)
BOA	07/15/2020	USD	628,238	GBP	496,000	13,583	—
BOA	07/15/2020	USD	2,678,483	HKD	20,773,000	—	(1,542)
BOA	07/15/2020	USD	1,778,482	ILS	6,227,000	—	(19,833)
BOA	07/15/2020	USD	14,849,822	JPY	1,586,672,000	152,290	—
BOA	07/15/2020	USD	4,995,994	NOK	51,506,000	—	(355,455)
BOA	07/15/2020	USD	6,253,400	SEK	62,066,000	—	(408,553)
BOA	07/15/2020	ZAR	5,176,000	USD	282,780	14,987	—
BOA	07/15/2020	SGD	12,425,000	USD	8,784,259	131,783	—
BOA	07/15/2020	EUR	11,846,000	USD	12,907,649	405,775	—
BOA	07/15/2020	JPY	1,014,188,000	USD	9,472,583	—	(78,037)
BOA	07/15/2020	SEK	14,953,000	USD	1,520,276	84,728	—
BOA	07/15/2020	GBP	1,140,000	USD	1,406,610	6,104	—
BOA	07/15/2020	NOK	555,000	USD	56,572	1,092	—
BOA	07/15/2020	HKD	11,978,000	USD	1,545,283	56	—
CITI	07/15/2020	USD	1,373,634	AUD	2,093,000	—	(70,881)
CITI	07/15/2020	USD	698,231	CAD	984,000	—	(26,610)
CITI	07/15/2020	USD	502,639	JPY	54,868,000	—	(5,610)
CITI	07/15/2020	USD	564,759	SEK	5,538,000	—	(29,671)
CITI	07/15/2020	USD	1,627,213	SGD	2,300,000	—	(23,242)
CITI	07/15/2020	USD	198,899	THB	6,145,000	85	—
CITI	07/15/2020	ILS	14,627,000	USD	4,117,928	106,251	—
CITI	07/15/2020	HKD	48,983,000	USD	6,314,400	5,134	—
CITI	07/15/2020	NOK	3,398,000	USD	336,819	16,232	—
CITI	07/15/2020	GBP	1,144,000	USD	1,416,894	778	—
CITI	07/15/2020	SEK	5,556,000	USD	570,258	26,104	—
CITI	07/15/2020	JPY	325,254,000	USD	3,030,264	—	(17,397)
CITI	07/15/2020	EUR	82,000	USD	93,229	—	(1,072)
GSI	07/15/2020	USD	3,515,518	AUD	5,433,000	—	(234,148)
GSI	07/15/2020	USD	1,330,891	CAD	1,864,000	—	(42,183)
GSI	07/15/2020	USD	3,003,435	EUR	2,744,000	—	(80,478)
GSI	07/15/2020	USD	1,626,757	GBP	1,306,000	8,331	—
GSI	07/15/2020	USD	16,528,711	HKD	128,231,000	—	(14,993)
GSI	07/15/2020	USD	13,058,343	JPY	1,397,070,000	117,117	—
GSI	07/15/2020	USD	182,394	SGD	254,000	127	—
GSI	07/15/2020	NOK	14,688,000	USD	1,382,386	143,690	—
GSI	07/15/2020	HKD	32,119,000	USD	4,141,047	2,781	—
GSI	07/15/2020	GBP	1,018,000	USD	1,257,744	3,785	—
GSI	07/15/2020	CAD	822,000	USD	583,805	21,703	—
GSI	07/15/2020	SGD	1,782,000	USD	1,266,581	12,162	—
HSBC	07/15/2020	USD	2,044,442	AUD	3,175,000	—	(146,832)
HSBC	07/15/2020	USD	1,333,598	CAD	1,870,000	—	(43,895)
HSBC	07/15/2020	USD	703,569	EUR	646,000	—	(22,454)
HSBC	07/15/2020	USD	1,415,361	GBP	1,167,000	—	(30,813)
HSBC	07/15/2020	USD	23,817,874	HKD	184,789,000	—	(22,651)
HSBC	07/15/2020	USD	5,619,244	JPY	605,758,000	8,035	—
HSBC	07/15/2020	USD	5,517,731	NZD	9,070,000	—	(335,475)
HSBC	07/15/2020	USD	683,150	SEK	6,723,000	—	(38,474)
HSBC	07/15/2020	USD	1,251,229	SGD	1,775,000	—	(22,491)
HSBC	07/15/2020	USD	109,983	THB	3,401,000	—	(53)
HSBC	07/15/2020	HKD	386,000	USD	49,746	54	—
HSBC	07/15/2020	EUR	4,097,000	USD	4,460,681	143,836	—
HSBC	07/15/2020	SGD	11,138,000	USD	7,885,385	107,120	—
HSBC	07/15/2020	CAD	43,000	USD	30,561	1,114	—
HSBC	07/15/2020	SEK	22,243,000	USD	2,258,669	128,819	—
HSBC	07/15/2020	AUD	4,714,000	USD	3,054,770	198,668	—
HSBC	07/15/2020	JPY	247,717,000	USD	2,313,670	—	(19,037)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC	07/15/2020	NOK	2,868,000	USD	269,083	$28,901	$—
JPM	07/15/2020	USD	12,134,867	AUD	18,571,000	—	(682,186)
JPM	07/15/2020	USD	431,482	CAD	608,000	—	(16,387)
JPM	07/15/2020	USD	247,185	CHF	240,000	—	(6,241)
JPM	07/15/2020	USD	11,425,338	EUR	10,519,000	—	(396,704)
JPM	07/15/2020	USD	24,919,846	GBP	20,043,000	82,089	—
JPM	07/15/2020	USD	13,249,204	JPY	1,423,188,000	66,043	—
JPM	07/15/2020	USD	296,884	NZD	486,000	—	(16,749)
JPM	07/15/2020	USD	386,148	SEK	3,788,000	—	(20,443)
JPM	07/15/2020	AUD	22,010,000	USD	14,281,837	908,693	—
JPM	07/15/2020	EUR	4,821,000	USD	5,264,343	153,859	—
JPM	07/15/2020	CHF	8,298,000	USD	8,604,091	158,103	—
JPM	07/15/2020	JPY	3,258,054,000	USD	30,432,069	—	(252,326)
JPM	07/15/2020	NZD	15,261,000	USD	9,229,415	619,072	—
JPM	07/15/2020	GBP	6,488,000	USD	8,023,564	16,517	—
JPM	07/15/2020	HKD	3,410,000	USD	439,594	347	—
JPM	07/15/2020	SEK	69,790,000	USD	7,131,087	359,933	—
JPM	07/15/2020	NOK	14,522,000	USD	1,415,091	93,738	—
JPM	07/15/2020	SGD	2,571,000	USD	1,812,241	32,680	—
NOMI	07/15/2020	USD	553,963	CHF	538,000	—	(14,133)
SSB	07/15/2020	USD	2,198,044	AUD	3,367,000	—	(125,742)
SSB	07/15/2020	USD	1,540,897	CAD	2,155,000	—	(46,534)
SSB	07/15/2020	USD	2,274,390	CHF	2,212,000	—	(61,350)
SSB	07/15/2020	USD	12,838,503	EUR	11,777,000	—	(397,375)
SSB	07/15/2020	USD	2,645,333	GBP	2,139,000	—	(5,366)
SSB	07/15/2020	USD	471,289	ILS	1,651,000	—	(5,509)
SSB	07/15/2020	USD	10,852,228	JPY	1,154,852,000	154,696	—
SSB	07/15/2020	USD	306,557	NOK	3,154,000	—	(21,142)
SSB	07/15/2020	USD	232,700	NZD	393,000	—	(20,917)
SSB	07/15/2020	USD	1,441,508	SEK	14,265,000	—	(89,649)
SSB	07/15/2020	USD	2,801,871	SGD	3,941,000	—	(26,146)
SSB	07/15/2020	GBP	4,120,000	USD	5,123,996	—	(18,395)
SSB	07/15/2020	THB	506,000	USD	15,562	809	—
SSB	07/15/2020	AUD	361,000	USD	231,900	17,250	—
SSB	07/15/2020	SEK	4,376,000	USD	436,699	33,006	—
SSB	07/15/2020	HKD	41,786,000	USD	5,386,523	4,492	—
SSB	07/15/2020	SGD	1,669,000	USD	1,197,360	296	—
SSB	07/15/2020	EUR	523,000	USD	596,134	—	(8,347)
SSB	07/15/2020	USD	188,265	ZAR	3,482,000	—	(12,049)
UBS	07/15/2020	USD	4,580,513	AUD	6,756,000	—	(82,242)
UBS	07/15/2020	USD	809,178	CAD	1,136,000	—	(27,631)
UBS	07/15/2020	USD	5,414,105	EUR	4,864,000	—	(52,424)
UBS	07/15/2020	USD	1,009,483	GBP	798,000	20,582	—
UBS	07/15/2020	USD	340,778	HKD	2,644,000	—	(337)
UBS	07/15/2020	USD	11,324,479	JPY	1,215,237,000	67,593	—
UBS	07/15/2020	USD	1,937,982	NZD	3,220,000	—	(140,002)
UBS	07/15/2020	USD	918,977	SEK	9,217,000	—	(70,345)
UBS	07/15/2020	USD	1,773,073	SGD	2,507,000	—	(25,922)
UBS	07/15/2020	HKD	187,975,000	USD	24,233,168	18,399	—
UBS	07/15/2020	JPY	2,498,774,000	USD	23,325,167	—	(178,724)
UBS	07/15/2020	GBP	6,225,000	USD	7,737,226	—	(23,058)
UBS	07/15/2020	EUR	10,432,000	USD	11,349,970	374,296	—
UBS	07/15/2020	AUD	14,260,000	USD	9,227,884	613,867	—
UBS	07/15/2020	CAD	3,806,000	USD	2,707,317	96,287	—
UBS	07/15/2020	SGD	4,721,000	USD	3,330,010	57,728	—

Total						$6,087,790	$(5,777,223)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	74.5%	$297,544,910
Real Estate Management & Development	20.2	80,527,206
IT Services	0.6	2,442,178
Diversified Telecommunication Services	0.6	2,217,183
Capital Markets	0.5	2,051,978
Hotels, Restaurants & Leisure	0.1	482,371

Investments	96.5	385,265,826
Short-Term Investments	3.5	13,835,320

Total Investments	100.0%	$399,101,146

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$208,671,333	$176,594,493	$—	$385,265,826
Other Investment Company	7,384,858	—	—	7,384,858
Repurchase Agreement	—	6,450,462	—	6,450,462

Total Investments	$216,056,191	$183,044,955	$—	$399,101,146

Other Financial Instruments
Forward Foreign Currency Contracts (G)	$—	$6,087,790	$—	$6,087,790

Total Other Financial Instruments	$—	$6,087,790	$—	$6,087,790

LIABILITIES
Other Financial Instruments
Over-the-Counter Total Return Swap Agreements - CFD (H)	$—	$(10,699)	$—	$(10,699)
Forward Foreign Currency Contracts (G)	—	(5,777,223)	—	(5,777,223)

Total Other Financial Instruments	$—	$(5,787,922)	$—	$(5,787,922)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,628,653, collateralized by cash collateral of $7,384,858 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $4,900,456. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $11,543,499, representing 2.9% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at June 30, 2020.
(E)	The Portfolio receives or pays the total return on a portfolio of long positions underlying the total return swap. In addition, the Portfolio pays or receives a variable rate of interest, based on a specific benchmark, with an average spread of 20 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmark used in determining the variable rate of interest is the Federal Funds Rate.
(F)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(G)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(H)	Over-the-counter total return swap agreements - CFDs are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
ILS	Israel New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
NOMI	Nomura International PLC
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $407,841,369) (including securities loaned of $11,628,653)	$392,650,684
Repurchase agreement, at value (cost $6,450,462)	6,450,462
Cash collateral pledged at broker for:
OTC derivatives (A)	10,000
Foreign currency, at value (cost $886,904)	886,461
Receivables and other assets:
Investments sold	5,946,228
Net income from securities lending	5,225
Shares of beneficial interest sold	112,254
Dividends	1,633,564
Tax reclaims	148,237
Unrealized appreciation on forward foreign currency contracts	6,087,790
Prepaid expenses	4,315

Total assets	413,935,220

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,384,858
Payables and other liabilities:
Investments purchased	6,091,865
Shares of beneficial interest redeemed	2,489
Investment management fees	268,493
Distribution and service fees	17,938
Transfer agent costs	2,493
Trustees, CCO and deferred compensation fees	7,062
Audit and tax fees	13,168
Custody fees	31,140
Legal fees	3,330
Printing and shareholder reports fees	50,307
Other accrued expenses	22,307
Unrealized depreciation on OTC swap agreements - CFD	10,699
Unrealized depreciation on forward foreign currency contracts	5,777,223

Total liabilities	19,683,372

Net assets	$394,251,848

Net assets consist of:
Capital stock ($0.01 par value)	$339,844
Additional paid-in capital	432,007,669
Total distributable earnings (accumulated losses)	(38,095,665)

Net assets	$394,251,848

Net assets by class:
Initial Class	$313,395,943
Service Class	80,855,905

Shares outstanding:
Initial Class	27,284,448
Service Class	6,699,944

Net asset value and offering price per share:
Initial Class	$11.49
Service Class	12.07

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$11,797,039
Interest income	23,029
Net income from securities lending	25,820
Withholding taxes on foreign income	(341,196)

Total investment income	11,504,692

Expenses:
Investment management fees	2,699,994
Distribution and service fees:
Service Class	104,558
Transfer agent costs	6,872
Trustees, CCO and deferred compensation fees	13,646
Audit and tax fees	14,096
Custody fees	78,449
Legal fees	24,394
Printing and shareholder reports fees	27,740
Other	41,089

Total expenses	3,010,838

Net investment income (loss)	8,493,854

Net realized gain (loss) on:
Investments	(96,658,548)
Swap agreements	397,943
Forward foreign currency contracts	31,994
Foreign currency transactions	(220,401)

Net realized gain (loss)	(96,449,012)

Net change in unrealized appreciation (depreciation) on:
Investments	(83,718,464)
Swap agreements	(19,153)
Forward foreign currency contracts	956,214
Translation of assets and liabilities denominated in foreign currencies	2,889

Net change in unrealized appreciation (depreciation)	(82,778,514)

Net realized and change in unrealized gain (loss)	(179,227,526)

Net increase (decrease) in net assets resulting from operations	$(170,733,672)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$8,493,854	$19,888,274
Net realized gain (loss)	(96,449,012)	70,509,357
Net change in unrealized appreciation (depreciation)	(82,778,514)	86,651,688

Net increase (decrease) in net assets resulting from operations	(170,733,672)	177,049,319

Dividends and/or distributions to shareholders:
Initial Class	—	(7,907,278)
Service Class	—	(528,742)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(8,436,020)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,521,432	465,015,611
Service Class	8,139,251	9,739,608

	20,660,683	474,755,219

Dividends and/or distributions reinvested:
Initial Class	—	7,907,278
Service Class	—	528,742

	—	8,436,020

Cost of shares redeemed:
Initial Class	(450,355,156)	(69,278,257)
Service Class	(10,252,171)	(8,870,552)

	(460,607,327)	(78,148,809)

Net increase (decrease) in net assets resulting from capital share transactions	(439,946,644)	405,042,430

Net increase (decrease) in net assets	(610,680,316)	573,655,729

Net assets:
Beginning of period/year	1,004,932,164	431,276,435

End of period/year	$394,251,848	$1,004,932,164

Capital share transactions - shares:
Shares issued:
Initial Class	931,140	39,787,041
Service Class	667,096	726,891

	1,598,236	40,513,932

Shares reinvested:
Initial Class	—	620,179
Service Class	—	39,400

	—	659,579

Shares redeemed:
Initial Class	(41,394,114)	(5,449,383)
Service Class	(865,031)	(678,311)

	(42,259,145)	(6,127,694)

Net increase (decrease) in shares outstanding:
Initial Class	(40,462,974)	34,957,837
Service Class	(197,935)	87,980

	(40,660,909)	35,045,817

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$13.40		$10.80	$13.15	$12.26	$12.39		$13.06

Investment operations:
Net investment income (loss) (A)	0.14		0.27	0.24	0.22	0.31	(B)	0.22
Net realized and unrealized gain (loss)	(2.05)		2.44	(1.48)	1.14	(0.22)		(0.30)

Total investment operations	(1.91)		2.71	(1.24)	1.36	0.09		(0.08)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.11)	(1.11)	(0.47)	(0.22)		(0.59)

Net asset value, end of period/year	$11.49		$13.40	$10.80	$13.15	$12.26		$12.39

Total return	(14.25	)%(C)	25.19%	(10.09)%	11.32%	0.62%		(0.60)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$313,396		$907,719	$353,992	$177,075	$370,080		$274,688
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79	%(D)	0.78%	0.92%	0.92%	0.89%		0.89%
Including waiver and/or reimbursement and recapture	0.79	%(D)	0.78%	0.91%	0.92%	0.87	%(B)	0.89%
Net investment income (loss) to average net assets	2.31	%(D)	2.17%	2.03%	1.66%	2.45	%(B)	1.66%
Portfolio turnover rate	63	%(C)	93%	241%	119%	46%		56%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$14.09		$11.35	$13.76	$12.81	$12.93		$13.61

Investment operations:
Net investment income (loss) (A)	0.15		0.24	0.26	0.16	0.31	(B)	0.19
Net realized and unrealized gain (loss)	(2.17)		2.58	(1.60)	1.23	(0.24)		(0.31)

Total investment operations	(2.02)		2.82	(1.34)	1.39	0.07		(0.12)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.08)	(1.07)	(0.44)	(0.19)		(0.56)

Net asset value, end of period/year	$12.07		$14.09	$11.35	$13.76	$12.81		$12.93

Total return	(14.34	)%(C)	24.88%	(10.33)%	11.01%	0.42%		(0.87)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$80,856		$97,213	$77,284	$99,725	$95,835		$102,053
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04	%(D)	1.03%	1.17%	1.17%	1.14%		1.14%
Including waiver and/or reimbursement and recapture	1.04	%(D)	1.03%	1.16%	1.17%	1.13	%(B)	1.14%
Net investment income (loss) to average net assets	2.40	%(D)	1.82%	2.06%	1.23%	2.33	%(B)	1.38%
Portfolio turnover rate	63	%(C)	93%	241%	119%	46%		56%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$7,384,858	$—	$—	$—	$7,384,858
Total Borrowings	$7,384,858	$—	$—	$—	$7,384,858

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$6,087,790	$—	$—	$—	$6,087,790
Total	$—	$6,087,790	$—	$—	$—	$6,087,790

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
OTC swaps:
OTC swap agreements, at value	$—	$—	$(10,699)	$—	$—	$(10,699)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(5,777,223)	—	—	—	(5,777,223)
Total	$—	$(5,777,223)	$(10,699)	$—	$—	$(5,787,922)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$397,943	$—	$—	$397,943
Forward foreign currency contracts	—	31,994	—	—	—	31,994
Total	$—	$31,994	$397,943	$—	$—	$429,937

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$—	$—	$(19,153)	$—	$—	$(19,153)
Forward foreign currency contracts	—	956,214	—	—	—	956,214
Total	$—	$956,214	$(19,153)	$—	$—	$937,061

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Total return swaps:
Average notional value – long	$1,890,199
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	170,932,226
Average contract amounts sold – in USD	169,807,788

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$810,398	$(810,398)	$—	$—	$1,023,885	$(810,398)	$—	$213,487
BNP Paribas	246,190	(246,190)	—	—	680,503	(246,190)	—	434,313
Citibank, N.A.	154,584	(154,584)	—	—	174,483	(154,584)	—	19,899
Goldman Sachs International	309,696	(309,696)	—	—	382,501	(309,696)	—	72,805
HSBC Bank USA	616,547	(616,547)	—	—	682,175	(616,547)	—	65,628
JPMorgan Chase Bank, N.A.	2,491,074	(1,391,036)	—	1,100,038	1,391,036	(1,391,036)	—	—
Nomura International PLC	—	—	—	—	14,133	—	—	14,133
State Street Bank & Trust Co.	210,549	(210,549)	—	—	838,521	(210,549)	—	627,972
UBS AG	1,248,752	(600,685)	—	648,067	600,685	(600,685)	—	—

Total	$6,087,790	$(4,339,685)	$—	$1,748,105	$5,787,922	$(4,339,685)	$—	$1,448,237

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Real estate investment trusts (“REIT”) and real estate risk: Investing in real estate investment trusts “REITs” involves unique risks. When the Portfolio invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS (continued)

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $500 million	0.75
Over $500 million up to $750 million	0.70
Over $750 million	0.68

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2020
Initial Class	0.90%	May 1, 2021
Service Class	1.15	May 1, 2021
Prior to May 1, 2020
Initial Class	1.00
Service Class	1.25

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 450,617,227	$ —	$ 872,053,626	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 414,291,831	$ 29,406,365	$ (44,297,182)	$ (14,890,817)

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

MANAGEMENT, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock Global Real Estate Securities VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”) and the renewal of the investment sub-sub-advisory agreements (the “Sub-Sub-Advisory Agreements” and together with the Management Agreement and the Sub-Advisory Agreement, the “Agreements”) with respect to the Portfolio between BlackRock and each of BlackRock International Limited and BlackRock (Singapore) Limited (each a “Sub-Sub-Adviser” and collectively the “Sub-Sub-Advisers”).

Following its review and consideration, the Board determined that the terms of the Management Agreement, the Sub-Advisory Agreement and each Sub-Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM, the Sub-Adviser and each Sub-Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM, the Sub-Adviser and each Sub-Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM, the Sub-Adviser and each Sub-Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser and each Sub-Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM, the Sub-Adviser or the Sub-Sub-Advisers present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM, the Sub-Adviser and each Sub-Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s, the Sub-Adviser’s and each Sub-Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management teams of the Sub-Adviser and each Sub-Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

MANAGEMENT, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM, the Sub-Adviser and each Sub-Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe and above its benchmark, each for the past 1-year period, and below the median and below its benchmark, each for the past 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser and the Sub-Sub-Advisers had commenced sub-advising the Portfolio on November 1, 2018 pursuant to its current investment objective, investment strategies and benchmark.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services and the Sub-Sub-Advisers for sub-sub-advisory services, noting that TAM pays sub-advisory fees to the Sub-Adviser and that the sub-sub-advisory fees payable to the Sub-Sub-Advisers are paid by the Sub-Adviser and not the Portfolio or TAM. The Board also considered the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management, sub-advisory and sub-sub-advisory fees to be received by TAM, the Sub-Adviser and the Sub-Sub-Advisers under the Management Agreement, the Sub-Advisory Agreement and each Sub-Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Global Real Estate Securities VP

MANAGEMENT, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM, the Sub-Adviser or a Sub-Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and each Sub-Sub-Adviser’s sub-sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Adviser and the Sub-Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates, the Sub-Adviser and/or the Sub-Sub-Advisers from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, the Sub-Adviser and/or the Sub-Sub-Advisers from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser and the Sub-Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement, the Sub-Advisory Agreement and each Sub-Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$1,002.90	$1.64	$1,023.20	$1.66	0.33%
Service Class	1,000.00	1,002.40	1.89	1,023.00	1.91	0.38

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	42.7%
Short-Term U.S. Government Agency Obligations	33.3
Short-Term U.S. Government Obligations	10.2
U.S. Government Agency Obligations	10.1
U.S. Government Obligations	3.6
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	0.29
Duration †	0.11
§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.1%
Federal Farm Credit Banks 1-Month LIBOR, 0.19% (A), 03/17/2021	$ 1,485,000	$ 1,484,933
SOFR + 0.18%, 0.26% (A), 01/14/2022	2,435,000	2,435,000
SOFR + 0.19%, 0.27% (A), 11/18/2021	1,030,000	1,030,000
3-Month Treasury Money Market Yield + 0.12%, 0.27% (A), 05/02/2022	1,165,000	1,164,870
1-Month LIBOR + 0.11%, 0.29% (A), 07/09/2021	545,000	545,000
3-Month LIBOR + 0.15%, 0.30% (A), 12/13/2021	1,495,000	1,492,840
1-Month LIBOR + 0.11%, 0.30% (A), 11/12/2021	615,000	615,000
0.31%, 09/23/2021	2,000,000	2,000,000
1-Month LIBOR + 0.13%, 0.31% (A), 10/08/2021	410,000	410,000
3-Month Treasury Money Market Yield + 0.23%, 0.38% (A), 07/08/2021	1,240,000	1,240,000
3-Month Treasury Money Market Yield + 0.26%, 0.41% (A), 06/17/2021	2,230,000	2,229,788
Federal Home Loan Banks
SOFR + 0.04%, 0.12% (A), 02/09/2021	5,050,000	5,049,479
SOFR + 0.05%, 0.13% (A), 01/22/2021	855,000	855,000
1-Month LIBOR - 0.03%, 0.15% (A), 08/04/2020	1,610,000	1,610,000
SOFR + 0.08%, 0.16% (A), 07/24/2020 - 07/23/2021	3,730,000	3,730,000
1-Month LIBOR - 0.02%, 0.16% (A), 04/27/2021	2,285,000	2,284,456
SOFR + 0.09%, 0.17% (A), 09/10/2021	6,030,000	6,030,000
3-Month LIBOR - 0.13%, 0.18% (A), 12/21/2020	3,685,000	3,685,000
SOFR + 0.11%, 0.19% (A), 10/01/2020	2,535,000	2,535,000
SOFR + 0.12%, 0.20% (A), 03/12/2021 - 02/28/2022	5,810,000	5,810,000
SOFR + 0.15%, 0.23% (A), 09/03/2021	6,000,000	6,000,000
2.63%, 10/01/2020	1,365,000	1,368,305
Federal Home Loan Mortgage Corp.
SOFR + 0.12%, 0.20% (A), 06/04/2021, MTN	5,975,000	5,963,739
SOFR + 0.18%, 0.26% (A), 12/13/2021, MTN	4,080,000	4,080,000
SOFR + 0.32%, 0.40% (A), 09/23/2021, MTN	4,330,000	4,330,000
Federal National Mortgage Association
SOFR + 0.29%, 0.37% (A), 10/04/2021	9,000,000	9,000,000
SOFR + 0.35%, 0.43% (A), 04/07/2022	3,960,000	3,960,000
SOFR + 0.39%, 0.47% (A), 04/15/2022	4,380,000	4,380,000

Total U.S. Government Agency Obligations (Cost $85,318,410)		85,318,410

U.S. GOVERNMENT OBLIGATIONS - 3.6%
U.S. Treasury - 3.6%
U.S. Treasury Floating Rate Note
3-Month Treasury Money Market Yield + 0.04%, 0.19% (A), 07/31/2020	1,390,000	1,389,880
3-Month Treasury Money Market Yield + 0.12%, 0.27% (A), 01/31/2021	8,000,000	7,997,596
3-Month Treasury Money Market Yield + 0.14%, 0.29% (A), 04/30/2021	470,000	469,683

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Floating Rate Note (continued)
3-Month Treasury Money Market Yield + 0.22%, 0.37% (A), 07/31/2021	$ 8,000,000	$ 7,997,736
3-Month Treasury Money Market Yield + 0.30%, 0.45% (A), 10/31/2021	1,630,000	1,631,292
U.S. Treasury Note 1.63%, 11/30/2020	580,000	579,903
2.00%, 11/30/2020 - 01/15/2021	3,715,000	3,727,991
2.38%, 12/31/2020	395,000	396,403
2.50%, 12/31/2020 - 01/31/2021	5,335,000	5,403,501
2.63%, 11/15/2020	470,000	471,665

Total U.S. Government Obligations (Cost $30,065,650)		30,065,650

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 33.3%
Federal Agricultural Mortgage Corp. SOFR + 0.05%, 0.13% (A), 08/26/2020	4,500,000	4,500,000
Federal Farm Credit Bank Discount Notes 0.14% (B), 11/12/2020	5,400,000	5,397,186
0.17% (B), 03/11/2021	3,500,000	3,495,818
0.19% (B), 06/01/2021	5,000,000	4,991,160
0.20% (B), 11/30/2020	16,000,000	15,986,489
0.27% (B), 03/17/2021	3,145,000	3,138,891
0.35% (B), 01/19/2021	3,565,000	3,558,199
0.44% (B), 02/12/2021	3,060,000	3,051,740
0.53% (B), 10/02/2020	1,740,000	1,737,663
0.90% (B), 01/20/2021	785,000	781,105
1.53% (B), 12/08/2020	6,120,000	6,079,472
1.59% (B), 09/03/2020 - 12/08/2020	6,620,000	6,594,152
1.64% (B), 08/14/2020 - 09/28/2020	3,420,000	3,410,733
Federal Farm Credit Banks
SOFR + 0.08%, 0.16% (A), 11/27/2020 - 01/14/2021	1,410,000	1,410,000
FFR + 0.10%, 0.18% (A), 12/16/2020	270,000	270,000
SOFR + 0.11%, 0.19% (A), 01/15/2021	1,795,000	1,795,000
SOFR + 0.16%, 0.24% (A), 05/07/2021	19,295,000	19,295,000
Federal Home Loan Bank Discount Notes 0.10% (B), 07/10/2020	23,500,000	23,499,412
0.12% (B), 07/22/2020 - 08/05/2020	26,785,000	26,782,217
0.14% (B), 08/03/2020	8,000,000	7,998,973
0.17% (B), 07/08/2020	4,845,000	4,844,841
0.20% (B), 04/29/2021 - 06/11/2021	7,940,000	7,925,802
0.25% (B), 08/20/2020	11,090,000	11,086,149
0.31% (B), 07/10/2020	475,000	474,963
0.71% (B), 12/04/2020	3,510,000	3,499,353
0.96% (B), 08/28/2020	880,000	878,667
1.12% (B), 08/17/2020	4,010,000	4,004,267
1.56% (B), 08/21/2020	2,575,000	2,569,437
1.57% (B), 08/14/2020	585,000	583,902
1.58% (B), 07/31/2020	2,395,000	2,391,916
1.59% (B), 07/15/2020	2,460,000	2,458,507
1.60% (B), 07/06/2020 - 07/31/2020	17,410,000	17,397,859
1.62% (B), 07/06/2020	820,000	819,820
1.63% (B), 08/14/2020	3,315,000	3,308,558
Federal Home Loan Banks
SOFR + 0.02%, 0.10% (A), 08/19/2020 - 08/28/2020	6,130,000	6,130,000
SOFR + 0.03%, 0.11% (A), 08/05/2020 - 08/21/2020	1,635,000	1,635,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Banks (continued)
SOFR + 0.04%, 0.12% (A), 02/25/2021	$ 220,000	$ 220,000
SOFR + 0.08%, 0.16% (A), 03/04/2021	1,620,000	1,620,000
SOFR + 0.09%, 0.17% (A), 09/11/2020	4,290,000	4,290,000
1-Month LIBOR + 0.01%, 0.18% (A), 07/10/2020	4,510,000	4,510,000
SOFR + 0.11%, 0.19% (A), 03/25/2021	1,795,000	1,795,000
SOFR + 0.12%, 0.20% (A), 10/07/2020 - 12/11/2020	3,625,000	3,625,000
0.20% (B), 06/17/2021	5,035,000	5,034,622
SOFR + 0.13%, 0.21% (A), 10/16/2020	8,730,000	8,730,000
SOFR + 0.16%, 0.24% (A), 05/07/2021	9,305,000	9,305,000
3-Month LIBOR - 0.17%, 1.18% (A), 01/08/2021	1,975,000	1,975,000
Federal Home Loan Mortgage Corp. SOFR + 0.03%, 0.11% (A), 02/26/2021	1,990,000	1,990,000
Federal Home Loan Mortgage Corp. Discount Notes
0.47% (B), 07/17/2020	3,665,000	3,664,250
0.67% (B), 07/28/2020	3,130,000	3,128,451
0.68% (B), 07/24/2020	2,040,000	2,039,127
1.57% (B), 07/17/2020	4,045,000	4,042,232
Federal National Mortgage Association
SOFR + 0.07%, 0.15% (A), 12/11/2020	2,065,000	2,065,000
SOFR + 0.25%, 0.33% (A), 03/24/2021	8,000,000	8,000,000
Federal National Mortgage Association Discount Notes 0.68% (B), 07/24/2020	2,070,000	2,069,114

Total Short-Term U.S. Government Agency Obligations (Cost $281,885,047)		281,885,047

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 10.2%
U.S. Cash Management Bill 0.16% (B), 12/01/2020	1,090,000	1,089,247
0.17% (B), 12/01/2020	1,475,000	1,473,966
0.18% (B), 11/10/2020 - 11/24/2020	6,085,000	6,080,935
0.19% (B), 11/24/2020	8,785,000	8,778,432
U.S. Treasury Bill 0.12% (B), 07/30/2020 - 08/18/2020	10,485,000	10,483,424
0.13% (B), 07/23/2020 - 07/30/2020	13,815,000	13,813,787
0.15% (B), 10/29/2020	945,000	944,524
0.16% (B), 05/20/2021	5,990,000	5,981,401
0.17% (B), 01/28/2021	7,000,000	6,993,230
0.18% (B), 02/25/2021 - 03/25/2021	18,360,000	18,336,962
0.29% (B), 10/15/2020	3,500,000	3,497,016
0.83% (B), 09/03/2020	2,070,000	2,067,001
0.87% (B), 08/27/2020	2,995,000	2,990,969
0.92% (B), 08/27/2020	300,000	299,573
0.97% (B), 08/06/2020	1,015,000	1,014,036
1.54% (B), 08/20/2020	950,000	948,008
1.80% (B), 09/10/2020	1,275,000	1,270,624

Total Short-Term U.S. Government Obligations (Cost $86,063,135)		86,063,135

	Principal	Value
REPURCHASE AGREEMENTS - 42.7%

Barclays Capital, Inc., 0.07% (B), dated 06/30/2020, to be repurchased at $40,000,078 on 07/01/2020. Collateralized by U.S. Government Obligations, 2.88% - 3.38%, due 11/30/2025 - 05/15/2044, and with a total value of $40,800,110.

	$ 40,000,000	$ 40,000,000
BNP Paribas SA, 0.07% (B), dated 06/30/2020, to be repurchased at $30,000,058 on 07/01/2020. Collateralized by U.S. Government Obligations, 0.00% - 0.37%, due 07/31/2021 - 02/15/2048, and with a total value of $30,600,036.	30,000,000	30,000,000
BNP Paribas SA, 0.09% (B), dated 06/30/2020, to be repurchased at $30,000,075 on 07/01/2020. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 6.50%, due 08/15/2025 - 10/20/2067, and with a total value of $30,600,099.	30,000,000	30,000,000
Citigroup Global Markets, Inc., 0.07% (B), dated 06/30/2020, to be repurchased at $40,000,078 on 07/01/2020. Collateralized by U.S. Government Obligations, 0.15% - 0.20%, due 09/29/2020 - 10/27/2020, and with a total value of $40,800,069.	40,000,000	40,000,000
Fixed Income Clearing Corp., 0.00% (B), dated 06/30/2020, to be repurchased at $937,392 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.25%, due 06/15/2023, and with a value of $956,222.	937,392	937,392
Goldman Sachs & Co., 0.07% (B), dated 06/30/2020, to be repurchased at $5,000,010 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.00%, due 11/15/2036, and with a value of $5,100,000.	5,000,000	5,000,000
Goldman Sachs & Co., 0.09% (B), dated 06/30/2020, to be repurchased at $30,000,075 on 07/01/2020. Collateralized by U.S. Government Agency Obligations, 2.50% - 6.50%, due 11/20/2023 - 05/15/2055, and with a total value of $30,600,000.	30,000,000	30,000,000
JPMorgan Chase & Co., 0.07% (B), dated 06/30/2020, to be repurchased at $30,000,058 on 07/01/2020. Collateralized by U.S. Government Obligations, 0.00% - 2.63%, due 09/17/2020 - 03/31/2025, and with a total value of $30,600,015.	30,000,000	30,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
REPURCHASE AGREEMENTS (continued)

JPMorgan Chase & Co., 0.09% (B), dated 06/30/2020, to be repurchased at $36,000,090 on 07/01/2020. Collateralized by U.S. Government Agency Obligations, 3.50% - 7.50%, due 06/01/2026 - 01/01/2050, and with a total value of $37,080,000.

	$ 36,000,000	$ 36,000,000
Merrill Lynch & Co., Inc., 0.07% (B), dated 06/30/2020, to be repurchased at $14,000,027 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.00%, due 08/15/2034, and with a value of $14,280,000.	14,000,000	14,000,000
Merrill Lynch & Co., Inc., 0.09% (B), dated 06/30/2020, to be repurchased at $35,000,088 on 07/01/2020. Collateralized by a U.S. Government Agency Obligation, 2.13%, due 06/10/2022, and with a value of $35,704,092.	35,000,000	35,000,000
Toronto-Dominion Bank, 0.07% (B), dated 06/30/2020, to be repurchased at $35,000,068 on 07/01/2020. Collateralized by U.S. Government Obligations, 1.13% - 2.88%, due 06/30/2021 - 05/15/2025, and with a total value of $35,700,100.	35,000,000	35,000,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Toronto-Dominion Bank, 0.09% (B), dated 06/30/2020, to be repurchased at $30,000,075 on 07/01/2020. Collateralized by U.S. Government Obligations, 2.25% - 2.50%, due 03/31/2021 - 11/15/2027, and with a total value of $30,600,043.

	$ 30,000,000	$ 30,000,000
Wells Fargo Securities LLC, 0.07% (B), dated 06/30/2020, to be repurchased at $5,000,010 on 07/01/2020. Collateralized by a U.S. Government Obligation, 2.25%, due 07/31/2021, and with a value of $5,100,086.	5,000,000	5,000,000

Total Repurchase Agreements (Cost $360,937,392)		360,937,392

Total Investments (Cost $844,269,634)		844,269,634
Net Other Assets (Liabilities) - 0.1%		1,103,486

Net Assets - 100.0%		$ 845,373,120

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$85,318,410	$—	$85,318,410
U.S. Government Obligations	—	30,065,650	—	30,065,650
Short-Term U.S. Government Agency Obligations	—	281,885,047	—	281,885,047
Short-Term U.S. Government Obligations	—	86,063,135	—	86,063,135
Repurchase Agreements	—	360,937,392	—	360,937,392

Total Investments	$—	$844,269,634	$—	$844,269,634

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at June 30, 2020.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

PORTFOLIO ABBREVIATIONS:

FFR	Federal Funds Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $483,332,242)	$483,332,242
Repurchase agreement, at value (cost $360,937,392)	360,937,392
Receivables and other assets:
Investments sold	1,539,566
Shares of beneficial interest sold	858,865
Interest	139,607
Due from investment manager	63,198
Prepaid expenses	2,619
Other assets	254,439

Total assets	847,127,928

Liabilities:
Payables and other liabilities:
Investments purchased	944,524
Shares of beneficial interest redeemed	554,112
Investment management fees	170,322
Transfer agent costs	37
Trustees, CCO and deferred compensation fees	3,953
Audit and tax fees	10,182
Custody fees	26,525
Printing and shareholder reports fees	28,274
Other accrued expenses	16,879

Total liabilities	1,754,808

Net assets	$845,373,120

Net assets consist of:
Capital stock ($0.01 par value)	$8,453,808
Additional paid-in capital	836,925,921
Total distributable earnings (accumulated losses)	(6,609)

Net assets	$845,373,120

Net assets by class:
Initial Class	$204,222,521
Service Class	641,150,599

Shares outstanding:
Initial Class	204,223,905
Service Class	641,156,906

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Interest income	$2,821,878

Total investment income	2,821,878

Expenses:
Investment management fees	856,379
Distribution and service fees:
Service Class	650,212
Transfer agent costs	4,186
Trustees, CCO and deferred compensation fees	11,569
Audit and tax fees	10,616
Custody fees	81,671
Legal fees	268,393
Printing and shareholder reports fees	17,544
Other	19,203

Total expenses before waiver and/or reimbursement and recapture	1,919,773

Expenses waived and/or reimbursed:
Initial Class	(29,418)
Service Class	(580,228)
Recapture of previously waived and/or reimbursed fees:
Service Class	4,207

Net expenses	1,314,334

Net investment income (loss)	1,507,544

Net increase (decrease) in net assets resulting from operations	$1,507,544

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$1,507,544	$9,729,255

Net increase (decrease) in net assets resulting from operations	1,507,544	9,729,255

Dividends and/or distributions to shareholders:
Initial Class	(510,315)	(3,502,344)
Service Class	(997,228)	(6,226,912)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(1,507,543)	(9,729,256)

Capital share transactions:
Proceeds from shares sold:
Initial Class	77,953,036	55,719,505
Service Class	406,274,656	188,121,986

	484,227,692	243,841,491

Dividends and/or distributions reinvested:
Initial Class	510,322	3,502,502
Service Class	997,287	6,227,061

	1,507,609	9,729,563

Cost of shares redeemed:
Initial Class	(50,708,933)	(87,343,710)
Service Class	(152,244,725)	(178,840,079)

	(202,953,658)	(266,183,789)

Net increase (decrease) in net assets resulting from capital share transactions	282,781,643	(12,612,735)

Net increase (decrease) in net assets	282,781,644	(12,612,736)

Net assets:
Beginning of period/year	562,591,476	575,204,212

End of period/year	$845,373,120	$562,591,476

Capital share transactions - shares:
Shares issued:
Initial Class	77,953,036	55,719,505
Service Class	406,274,656	188,121,986

	484,227,692	243,841,491

Shares reinvested:
Initial Class	510,322	3,502,502
Service Class	997,287	6,227,061

	1,507,609	9,729,563

Shares redeemed:
Initial Class	(50,708,933)	(87,343,710)
Service Class	(152,244,725)	(178,840,079)

	(202,953,658)	(266,183,789)

Net increase (decrease) in shares outstanding:
Initial Class	27,754,425	(28,121,703)
Service Class	255,027,218	15,508,968

	282,781,643	(12,612,735)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.02	0.02		0.00	(B)	0.00	(B)(C)	0.00	(B)
Net realized and unrealized gain (loss)	—		—	(0.00	)(B)	0.00	(B)	—		—

Total investment operations	0.00	(B)	0.02	0.02		0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.02)	(0.02)		(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of period/year	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total return	0.29	%(D)	1.95%	1.72%		0.01%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$204,223		$176,468	$204,590		$178,217		$216,616		$232,137
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.36	%(E)	0.29%	0.32%		0.33%		0.36%		0.42%
Including waiver and/or reimbursement and recapture	0.33	%(E)(F)	0.29%	0.32	%(G)	0.73	%(G)	0.45	%(C)(G)	0.29	%(G)
Net investment income (loss) to average net assets	0.53	%(E)	1.96%	1.58%		0.22%		0.01	%(C)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Not annualized.
(E)	Annualized.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures stopped as of June 30, 2018 when Transamerica Asset Management, Inc. recaptured all amounts then available. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.02	0.01		0.00	(B)	0.00	(B)(C)	0.00	(B)
Net realized and unrealized gain (loss)	—		—	(0.00	)(B)	0.00	(B)	—		—

Total investment operations	0.00	(B)	0.02	0.01		0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.02)	(0.01)		(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of period/year	$1.00		$1.00	$1.00		$1.00		$1.00		$1.00

Total return	0.24	%(D)	1.70%	0.78%		0.01%		0.01%		0.01%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$641,150		$386,123	$370,614		$328,857		$434,978		$451,031
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61	%(E)	0.54%	0.57%		0.58%		0.61%		0.67%
Including waiver and/or reimbursement and recapture	0.38	%(E)(F)	0.54%	1.05	%(G)	0.94	%(G)	0.46	%(C)(G)	0.29	%(G)
Net investment income (loss) to average net assets	0.38	%(E)	1.70%	0.84%		0.01%		0.01	%(C)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Not annualized.
(E)	Annualized.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures stopped as of June 30, 2018 when Transamerica Asset Management, Inc. recaptured all amounts then available. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Government Money Market VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Government money market fund risk: The Portfolio operates as a “government” money market portfolio under applicable federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

LIBOR Risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22
Over $3 billion	0.21

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2020
Initial Class	0.38%	May 1, 2021
Service Class	0.63	May 1, 2021
Prior to May 1, 2020
Initial Class	0.48
Service Class	0.73

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the portfolio, or any classes thereof, to such level(s) as the trust officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Additionally, TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the Portfolio to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Portfolio’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the fund of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. There can be no assurance that the Portfolio will be able to prevent a negative yield.

Voluntarily waived and/or reimbursed expenses related to the maintenance of yield are included in “Expenses waived and/or reimbursed,” and amounts recaptured by TAM under the voluntary yield waiver are included in “Recapture of previously waived and/or reimbursed fees,” in each case included in the Statement of Operations included in this shareholder report. The actual expense ratio of each class of the Portfolio, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Portfolio’s Financial Highlights in this shareholder report. In the past, amounts recaptured by TAM under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. TAM is developing a plan to address amounts previously recaptured in excess of the contractual expense limits. The relevant earlier recaptures stopped as of June 30, 2018 when TAM recaptured all amounts then available, but as addressed earlier there could be future recaptures above the contractual expense cap.

For the years ended December 31, 2017, December 31, 2018, December 31, 2019 and the period ended June 30, 2020, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
	2017	2018	2019	2020	Total
Initial Class	$—	$—	$—	$23,723	$23,723
Service Class	—	—	—	75,471	75,471

As of June 30, 2020, the balances available for recapture by TAM due to the maintenance of the yield is as follows:

	Amounts Waived
	2017	2018	2019	2020	Total
Initial Class	$—	$—	$—	$23,368	$23,368
Service Class	—	—	—	74,625	74,625

For the years ended December 31, 2017, December 31, 2018, December 31, 2019 and the period ended June 30, 2020, the amounts waived by TAM due to the operating expense limitation is as follows:

	Amounts Waived
	2017	2018	2019	2020	Total
Initial Class	$—	$—	$—	$5,696	$5,696
Service Class	—	—	—	9,048	9,048

As of June 30, 2020, the balances available for recapture by TAM due to the operating expense limitation is as follows:

	Amounts Available
Class	2017	2018	2019	2020	Total
Initial Class	$—	$—	$—	$5,696	$5,696
Service Class	—	—	—	4,841	4,841

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 844,269,634	$ —	$ —	$ —

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock Government Money Market VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds, as prepared by Broadridge, for various

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on November 1, 2018 pursuant to its current investment strategies. The Trustees noted that the Portfolio transitioned from a “prime” money market portfolio to a “government” money market portfolio on May 1, 2016.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Government Money Market VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Portfolio. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,011.70	$1.45	$1,023.40	$1.46	0.29%
Service Class	1,000.00	1,010.70	2.70	1,022.20	2.72	0.54

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Exchange-Traded Funds	99.9%
Other Investment Company	13.1
Repurchase Agreement	0.2
Common Stock	0.0
Net Other Assets (Liabilities)	(13.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCK - 0.0%
Banks - 0.0%
Banco Espirito Santo SA (A) (B) (C) (D)	8,203	$ 0

Total Common Stock (Cost $9,697)		0

EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 9.9%
iShares Edge MSCI Min Vol EAFE ETF (E)	389,619	25,738,231
iShares Edge MSCI Min Vol Emerging Markets ETF	139,289	7,243,028

		32,981,259

U.S. Equity Funds - 30.6%
iShares Edge MSCI Min Vol USA ETF	361,430	21,913,501
iShares Edge MSCI USA Momentum Factor ETF (E)	167,932	21,999,092
iShares Edge MSCI USA Quality Factor ETF	229,931	22,054,982
iShares Edge MSCI USA Size Factor ETF (E)	155,209	13,594,756
iShares Edge MSCI USA Value Factor ETF (E)	307,075	22,195,381

		101,757,712

U.S. Fixed Income Funds - 59.4%
iShares Broad USD Investment Grade Corporate Bond ETF	553,139	33,420,658
iShares Core U.S. Aggregate Bond ETF	1,392,600	164,619,246

		198,039,904

Total Exchange-Traded Funds (Cost $303,355,449)		332,778,875

	Shares	Value
OTHER INVESTMENT COMPANY - 13.1%
Securities Lending Collateral - 13.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (F)	43,790,745	$ 43,790,745

Total Other Investment Company (Cost $43,790,745)		43,790,745

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp., 0.00% (F), dated 06/30/2020, to be repurchased at $708,468 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $722,687.	$ 708,468	708,468

Total Repurchase Agreement (Cost $708,468)		708,468

Total Investments (Cost $347,864,359)		377,278,088
Net Other Assets (Liabilities) - (13.2)%		(43,945,705)

Net Assets - 100.0%		$ 333,332,383

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stock	$—	$—	$0	$0
Exchange-Traded Funds	332,778,875	—	—	332,778,875
Other Investment Company	43,790,745	—	—	43,790,745
Repurchase Agreement	—	708,468	—	708,468

Total Investments	$376,569,620	$708,468	$0	$377,278,088

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is Level 3 of the fair value hierarchy.
(B)	Non-income producing security.
(C)	Security deemed worthless.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2020, the value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $43,959,268, collateralized by cash collateral of $43,790,745 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,092,600. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	Rates disclosed reflect the yields at June 30, 2020.
(G)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Level 3 securities were not considered significant to the Portfolio.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $347,155,891) (including securities loaned of $43,959,268)	$376,569,620
Repurchase agreement, at value (cost $708,468)	708,468
Cash	800
Foreign currency, at value (cost $510)	514
Receivables and other assets:
Investments sold	5,795,871
Net income from securities lending	12,092
Shares of beneficial interest sold	17,380
Tax reclaims	55,164
Prepaid expenses	1,449

Total assets	383,161,358

Liabilities:
Cash collateral received upon return of:
Securities on loan	43,790,745
Payables and other liabilities:
Investments purchased	5,781,085
Shares of beneficial interest redeemed	53,953
Investment management fees	72,822
Distribution and service fees	67,120
Transfer agent costs	484
Trustees, CCO and deferred compensation fees	2,218
Audit and tax fees	14,104
Custody fees	1,105
Legal fees	696
Printing and shareholder reports fees	36,777
Other accrued expenses	7,866

Total liabilities	49,828,975

Net assets	$333,332,383

Net assets consist of:
Capital stock ($0.01 par value)	$353,736
Additional paid-in capital	288,127,838
Total distributable earnings (accumulated losses)	44,850,809

Net assets	$333,332,383

Net assets by class:
Initial Class	$26,094,177
Service Class	307,238,206

Shares outstanding:
Initial Class	2,746,686
Service Class	32,626,901

Net asset value and offering price per share:
Initial Class	$9.50
Service Class	9.42

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$3,530,655
Interest income	454
Net income from securities lending	57,261
Withholding taxes on foreign income	473

Total investment income	3,588,843

Expenses:
Investment management fees	492,497
Distribution and service fees:
Service Class	379,297
Transfer agent costs	2,386
Trustees, CCO and deferred compensation fees	5,328
Audit and tax fees	14,237
Custody fees	18,330
Legal fees	8,684
Printing and shareholder reports fees	11,476
Other	9,302

Total expenses before waiver and/or reimbursement and recapture	941,537

Expenses waived and/or reimbursed:
Initial Class	(6,225)
Service Class	(75,858)

Net expenses	859,454

Net investment income (loss)	2,729,389

Net realized gain (loss) on:
Investments	3,102,802
Foreign currency transactions	947

Net realized gain (loss)	3,103,749

Net change in unrealized appreciation (depreciation) on:
Investments	(2,787,656)
Translation of assets and liabilities denominated in foreign currencies	(330)

Net change in unrealized appreciation (depreciation)	(2,787,986)

Net realized and change in unrealized gain (loss)	315,763

Net increase (decrease) in net assets resulting from operations	$3,045,152

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$2,729,389	$7,355,357
Net realized gain (loss)	3,103,749	2,375,979
Net change in unrealized appreciation (depreciation)	(2,787,986)	37,143,018

Net increase (decrease) in net assets resulting from operations	3,045,152	46,874,354

Dividends and/or distributions to shareholders:
Initial Class	—	(3,849,803)
Service Class	—	(47,113,653)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(50,963,456)

Capital share transactions:
Proceeds from shares sold:
Initial Class	2,398,927	1,209,876
Service Class	10,943,494	8,779,672

	13,342,421	9,989,548

Dividends and/or distributions reinvested:
Initial Class	—	3,849,803
Service Class	—	47,113,653

	—	50,963,456

Cost of shares redeemed:
Initial Class	(2,079,833)	(3,444,414)
Service Class	(22,692,977)	(35,101,718)

	(24,772,810)	(38,546,132)

Net increase (decrease) in net assets resulting from capital share transactions	(11,430,389)	22,406,872

Net increase (decrease) in net assets	(8,385,237)	18,317,770

Net assets:
Beginning of period/year	341,717,620	323,399,850

End of period/year	$333,332,383	$341,717,620

Capital share transactions - shares:
Shares issued:
Initial Class	264,217	124,023
Service Class	1,200,673	922,393

	1,464,890	1,046,416

Shares reinvested:
Initial Class	—	424,455
Service Class	—	5,229,040

	—	5,653,495

Shares redeemed:
Initial Class	(227,287)	(351,042)
Service Class	(2,520,292)	(3,566,533)

	(2,747,579)	(3,917,575)

Net increase (decrease) in shares outstanding:
Initial Class	36,930	197,436
Service Class	(1,319,619)	2,584,900

	(1,282,689)	2,782,336

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$9.39		$9.61	$10.22	$9.48	$9.41		$9.54

Investment operations:
Net investment income (loss) (A)	0.09		0.24	0.20	0.14	0.13	(B)	0.10
Net realized and unrealized gain (loss)	0.02		1.18	(0.62)	0.78	0.08		(0.11)

Total investment operations	0.11		1.42	(0.42)	0.92	0.21		(0.01)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.24)	(0.19)	(0.18)	(0.14)		(0.12)
Net realized gains	—		(1.40)	—	—	—		—

Total dividends and/or distributions to shareholders	—		(1.64)	(0.19)	(0.18)	(0.14)		(0.12)

Net asset value, end of period/year	$9.50		$9.39	$9.61	$10.22	$9.48		$9.41

Total return	1.17	%(C)	15.31%	(4.14)%	9.74%	2.22%		(0.08)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$26,094		$25,439	$24,134	$28,215	$30,086		$33,068
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.34	%(E)	0.34%	0.79%	0.86%	0.85%		0.85%
Including waiver and/or reimbursement and recapture (F)	0.29	%(E)	0.30%	0.77%	0.86%	0.83	%(B)	0.85%
Net investment income (loss) to average net assets	1.90	%(E)	2.42%	2.04%	1.46%	1.34	%(B)	1.08%
Portfolio turnover rate	8	%(C)	4%	136%	28%	40%		40%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$9.32		$9.54	$10.15	$9.41	$9.34		$9.48

Investment operations:
Net investment income (loss) (A)	0.07		0.21	0.18	0.12	0.10	(B)	0.08
Net realized and unrealized gain (loss)	0.03		1.18	(0.62)	0.77	0.09		(0.12)

Total investment operations	0.10		1.39	(0.44)	0.89	0.19		(0.04)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.21)	(0.17)	(0.15)	(0.12)		(0.10)
Net realized gains	—		(1.40)	—	—	—		—

Total dividends and/or distributions to shareholders	—		(1.61)	(0.17)	(0.15)	(0.12)		(0.10)

Net asset value, end of period/year	$9.42		$9.32	$9.54	$10.15	$9.41		$9.34

Total return	1.07	%(C)	15.10%	(4.43)%	9.52%	1.99%		(0.42)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$307,238		$316,279	$299,266	$349,097	$364,965		$370,418
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.59	%(E)	0.59%	1.04%	1.11%	1.10%		1.10%
Including waiver and/or reimbursement and recapture (F)	0.54	%(E)	0.55%	1.02%	1.11%	1.08	%(B)	1.10%
Net investment income (loss) to average net assets	1.64	%(E)	2.17%	1.79%	1.21%	1.08	%(B)	0.83%
Portfolio turnover rate	8	%(C)	4%	136%	28%	40%		40%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 40 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business. The Portfolio utilizes various methods to measure the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$43,790,745	$—	$—	$—	$43,790,745
Total Borrowings	$43,790,745	$—	$—	$—	$43,790,745

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic,

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.31%	May 1, 2021
Service Class	0.56	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 26,099,235	$ 35,058,926

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 347,864,359	$ 31,883,686	$ (2,469,957)	$ 29,413,729

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

(formerly, Transamerica BlackRock Smart Beta 40 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock iShares Edge 40 VP (formerly, Transamerica BlackRock Smart Beta 40 VP) (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

(formerly, Transamerica BlackRock Smart Beta 40 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 1-period, in line with the median for the past 3-year period and below the median for the past 5- and 10-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on November 1, 2018 pursuant to its current investment objective, investment strategies and benchmark.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 40 VP

(formerly, Transamerica BlackRock Smart Beta 40 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,000.00	$2.64	$1,022.20	$2.66	0.53%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	49.5%
U.S. Equity Funds	38.1
International Equity Funds	12.2
Other Investment Company	8.8
Net Other Assets (Liabilities)	(8.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.8%
International Equity Funds - 12.2%
iShares Edge MSCI Min Vol EAFE ETF	566,440	$ 37,419,026
iShares Edge MSCI Min Vol Emerging Markets ETF	206,959	10,761,868

		48,180,894

U.S. Equity Funds - 38.1%
iShares Edge MSCI Min Vol USA ETF	533,766	32,362,232
iShares Edge MSCI USA Momentum Factor ETF (A)	247,412	32,410,972
iShares Edge MSCI USA Quality Factor ETF	337,903	32,411,656
iShares Edge MSCI USA Size Factor ETF (A)	227,898	19,961,586
iShares Edge MSCI USA Value Factor ETF	452,888	32,734,745

		149,881,191

U.S. Fixed Income Fund - 49.5%
iShares Core U.S. Aggregate Bond ETF	1,648,570	194,877,460

Total Exchange-Traded Funds (Cost $373,662,526)		392,939,545

	Shares	Value
OTHER INVESTMENT COMPANY - 8.8%
Securities Lending Collateral - 8.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (B)	34,844,650	$ 34,844,650

Total Other Investment Company (Cost $34,844,650)		34,844,650

Total Investments (Cost $408,507,176)		427,784,195
Net Other Assets (Liabilities) - (8.6)%		(33,762,655)

Net Assets - 100.0%		$ 394,021,540

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$392,939,545	$—	$—	$392,939,545
Other Investment Company	34,844,650	—	—	34,844,650

Total Investments	$427,784,195	$—	$—	$427,784,195

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $34,127,403, collateralized by cash collateral of $34,844,650 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $13,375. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at June 30, 2020.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Unaffiliated investments, at value (cost $408,507,176) (including securities loaned of $34,127,403)	$427,784,195
Cash	2,337,182
Receivables and other assets:
Investments sold	7,207,551
Net income from securities lending	5,923
Shares of beneficial interest sold	380,244
Prepaid expenses	1,723

Total assets	437,716,818

Liabilities:
Cash collateral received upon return of:
Securities on loan	34,844,650
Payables and other liabilities:
Investments purchased	8,654,267
Investment management fees	84,980
Distribution and service fees	84,980
Transfer agent costs	117
Trustees, CCO and deferred compensation fees	1,289
Audit and tax fees	9,746
Custody fees	3,410
Legal fees	2,450
Printing and shareholder reports fees	3,894
Other accrued expenses	5,495

Total liabilities	43,695,278

Net assets	$394,021,540

Net assets consist of:
Capital stock ($0.01 par value)	$310,828
Additional paid-in capital	362,400,803
Total distributable earnings (accumulated losses)	31,309,909

Net assets	$394,021,540

Shares outstanding	31,082,759

Net asset value and offering price per share	$12.68

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$3,750,497
Net income from securities lending	27,692

Total investment income	3,778,189

Expenses:
Investment management fees	524,787
Distribution and service fees	437,322
Transfer agent costs	2,207
Trustees, CCO and deferred compensation fees	5,401
Audit and tax fees	10,129
Custody fees	5,870
Legal fees	12,109
Printing and shareholder reports fees	4,062
Other	7,591

Total expenses before waiver and/or reimbursement and recapture	1,009,478

Expense waived and/or reimbursed	(87,465)

Net expenses	922,013

Net investment income (loss)	2,856,176

Net realized gain (loss) on:
Unaffiliated investments	3,102,405

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(4,753,594)

Net realized and change in unrealized gain (loss)	(1,651,189)

Net increase (decrease) in net assets resulting from operations	$1,204,987

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$2,856,176	$5,047,618
Net realized gain (loss)	3,102,405	1,395,144
Net change in unrealized appreciation (depreciation)	(4,753,594)	25,188,924

Net increase (decrease) in net assets resulting from operations	1,204,987	31,631,686

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(2,516,403)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(2,516,403)

Capital share transactions:
Proceeds from shares sold	70,218,731	149,015,784
Dividends and/or distributions reinvested	—	2,516,403
Cost of shares redeemed	(5,715,302)	(2,228,302)

Net increase (decrease) in net assets resulting from capital share transactions	64,503,429	149,303,885

Net increase (decrease) in net assets	65,708,416	178,419,168

Net assets:
Beginning of period/year	328,313,124	149,893,956

End of period/year	$394,021,540	$328,313,124

Capital share transactions - shares:
Shares issued	5,683,630	12,287,392
Shares reinvested	—	206,432
Shares redeemed	(488,769)	(185,359)

Net increase (decrease) in shares outstanding	5,194,861	12,308,465

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$12.68		$11.04	$11.49	$10.27	$10.00

Investment operations:
Net investment income (loss) (B)	0.10		0.27	0.23	0.18	0.20
Net realized and unrealized gain (loss)	(0.10)		1.50	(0.52)	1.14	0.07	(C)

Total investment operations	—		1.77	(0.29)	1.32	0.27

Dividends and/or distributions to shareholders:
Net investment income	—		(0.11)	(0.10)	(0.08)	—
Net realized gains	—		(0.02)	(0.06)	(0.02)	—

Total dividends and/or distributions to shareholders	—		(0.13)	(0.16)	(0.10)	—

Net asset value, end of period/year	$12.68		$12.68	$11.04	$11.49	$10.27

Total return	0.00	%(D)	16.04%	(2.62)%	12.85%	2.70	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$394,022		$328,313	$149,894	$71,329	$45,605
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.58	%(F)	0.58%	0.60%	0.61%	0.79	%(F)
Including waiver and/or reimbursement and recapture (G)	0.53	%(F)	0.54%	0.56%	0.56%	0.56	%(F)
Net investment income (loss) to average net assets	1.63	%(F)	2.21%	2.03%	1.65%	2.52	%(F)
Portfolio turnover rate	8	%(D)	2%	6%	9%	6	%(D)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.
(G)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 50 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$34,844,650	$—	$—	$—	$34,844,650
Total Borrowings	$34,844,650	$—	$—	$—	$34,844,650

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 94,955,365	$ 27,667,203

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 408,507,176	$ 23,456,938	$ (4,179,919)	$ 19,277,019

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

(formerly, Transamerica BlackRock Smart Beta 50 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock iShares Edge 50 VP (formerly, Transamerica BlackRock Smart Beta 50 VP) (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

(formerly, Transamerica BlackRock Smart Beta 50 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1- and 3-year periods. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 50 VP

(formerly, Transamerica BlackRock Smart Beta 50 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$964.10	$2.73	$1,022.10	$2.82	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	57.2%
U.S. Fixed Income Fund	24.6
International Equity Funds	18.1
Other Investment Company	5.3
Net Other Assets (Liabilities)	(5.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 18.1%
iShares Edge MSCI Min Vol EAFE ETF	356,982	$ 23,582,231
iShares Edge MSCI Min Vol Emerging Markets ETF	132,755	6,903,260

		30,485,491

U.S. Equity Funds - 57.2%
iShares Edge MSCI Min Vol USA ETF (A)	331,986	20,128,311
iShares Edge MSCI USA Momentum Factor ETF (A)	162,146	21,241,126
iShares Edge MSCI USA Quality Factor ETF	221,846	21,279,469
iShares Edge MSCI USA Size Factor ETF (A)	151,870	13,302,293
iShares Edge MSCI USA Value Factor ETF (A)	284,593	20,570,382

		96,521,581

U.S. Fixed Income Fund - 24.6%
iShares Core U.S. Aggregate Bond ETF	350,627	41,447,618

Total Exchange-Traded Funds (Cost $161,969,004)		168,454,690

	Shares	Value
OTHER INVESTMENT COMPANY - 5.3%
Securities Lending Collateral - 5.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (B)	8,914,156	$ 8,914,156

Total Other Investment Company (Cost $8,914,156)		8,914,156

Total Investments (Cost $170,883,160)		177,368,846
Net Other Assets (Liabilities) - (5.2)%		(8,701,579)

Net Assets - 100.0%		$ 168,667,267

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$168,454,690	$—	$—	$168,454,690
Other Investment Company	8,914,156	—	—	8,914,156

Total Investments	$177,368,846	$—	$—	$177,368,846

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,241,080, collateralized by cash collateral of $8,914,156 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $520,800. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at June 30, 2020.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Unaffiliated investments, at value (cost $170,883,160) (including securities loaned of $9,241,080)	$177,368,846
Cash	361,344
Receivables and other assets:
Investments sold	1,448,643
Net income from securities lending	4,701
Shares of beneficial interest sold	80,313
Prepaid expenses	729

Total assets	179,264,576

Liabilities:
Cash collateral received upon return of:
Securities on loan	8,914,156
Payables and other liabilities:
Investments purchased	1,590,012
Shares of beneficial interest redeemed	973
Investment management fees	38,289
Distribution and service fees	36,395
Transfer agent costs	87
Trustees, CCO and deferred compensation fees	501
Audit and tax fees	9,066
Custody fees	2,286
Legal fees	1,107
Printing and shareholder reports fees	1,257
Other accrued expenses	3,180

Total liabilities	10,597,309

Net assets	$168,667,267

Net assets consist of:
Capital stock ($0.01 par value)	$128,047
Additional paid-in capital	156,643,436
Total distributable earnings (accumulated losses)	11,895,784

Net assets	$168,667,267

Shares outstanding	12,804,692

Net asset value and offering price per share	$13.17

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$1,629,607
Net income from securities lending	21,491

Total investment income	1,651,098

Expenses:
Investment management fees	221,423
Distribution and service fees	184,519
Transfer agent costs	958
Trustees, CCO and deferred compensation fees	2,219
Audit and tax fees	9,245
Custody fees	4,265
Legal fees	5,004
Printing and shareholder reports fees	1,757
Other	4,290

Total expenses before waiver and/or reimbursement and recapture	433,680

Expense waived and/or reimbursed	(38,765)
Recapture of previously waived and/or reimbursed fees	18,368

Net expenses	413,283

Net investment income (loss)	1,237,815

Net realized gain (loss) on:
Unaffiliated investments	1,163,422

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(7,381,753)

Net realized and change in unrealized gain (loss)	(6,218,331)

Net increase (decrease) in net assets resulting from operations	$(4,980,516)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$1,237,815	$2,300,180
Net realized gain (loss)	1,163,422	944,740
Net change in unrealized appreciation (depreciation)	(7,381,753)	15,470,919

Net increase (decrease) in net assets resulting from operations	(4,980,516)	18,715,839

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(1,468,345)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(1,468,345)

Capital share transactions:
Proceeds from shares sold	42,373,080	52,113,804
Dividends and/or distributions reinvested	—	1,468,345
Cost of shares redeemed	(8,040,153)	(5,988,416)

Net increase (decrease) in net assets resulting from capital share transactions	34,332,927	47,593,733

Net increase (decrease) in net assets	29,352,411	64,841,227

Net assets:
Beginning of period/year	139,314,856	74,473,629

End of period/year	$168,667,267	$139,314,856

Capital share transactions - shares:
Shares issued	3,271,732	4,080,494
Shares reinvested	—	114,091
Shares redeemed	(667,235)	(469,611)

Net increase (decrease) in shares outstanding	2,604,497	3,724,974

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$13.66		$11.50	$12.13	$10.34	$10.00

Investment operations:
Net investment income (loss) (B)	0.11		0.27	0.24	0.19	0.23
Net realized and unrealized gain (loss)	(0.60)		2.06	(0.70)	1.66	0.11	(C)

Total investment operations	(0.49)		2.33	(0.46)	1.85	0.34

Dividends and/or distributions to shareholders:
Net investment income	—		(0.12)	(0.11)	(0.05)	—
Net realized gains	—		(0.05)	(0.06)	(0.01)	—

Total dividends and/or distributions to shareholders	—		(0.17)	(0.17)	(0.06)	—

Net asset value, end of period/year	$13.17		$13.66	$11.50	$12.13	$10.34

Total return	(3.59	)%(D)	20.28%	(3.91)%	17.96%	3.40	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$168,667		$139,315	$74,474	$39,053	$12,472
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.59	%(F)	0.60%	0.62%	0.67%	1.33	%(F)
Including waiver and/or reimbursement and recapture (G)	0.56	%(F)	0.56%	0.56%	0.56%	0.56	%(F)
Net investment income (loss) to average net assets	1.68	%(F)	2.11%	1.94%	1.70%	2.87	%(F)
Portfolio turnover rate	7	%(D)	4%	9%	10%	11%

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.
(G)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 75 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$8,914,156	$—	$—	$—	$8,914,156
Total Borrowings	$8,914,156	$—	$—	$—	$8,914,156

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018, December 31, 2019 and the period ended June 30, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available (A)				Total
2017	2018	2019	2020
$ —	$ 5,537	$ 8,208	$ 1,861	$ 15,606

(A)	Certain fees are not available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 45,708,918	$ 10,222,168

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 170,883,160	$ 9,786,173	$ (3,300,487)	$ 6,485,686

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

(formerly, Transamerica BlackRock Smart Beta 75 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock iShares Edge 75 VP (formerly, Transamerica BlackRock Smart Beta 75 VP) (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

(formerly, Transamerica BlackRock Smart Beta 75 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1- and 3-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 75 VP

(formerly, Transamerica BlackRock Smart Beta 75 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$924.50	$2.68	$1,022.10	$2.82	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	75.4%
International Equity Funds	24.0
Other Investment Company	17.7
Net Other Assets (Liabilities)	(17.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 24.0%
iShares Edge MSCI Min Vol EAFE ETF (A)	206,488	$ 13,640,597
iShares Edge MSCI Min Vol Emerging Markets ETF (A)	72,658	3,778,216

		17,418,813

U.S. Equity Funds - 75.4%
iShares Edge MSCI Min Vol USA ETF (A)	191,404	11,604,825
iShares Edge MSCI USA Momentum Factor ETF (A)	91,620	12,002,220
iShares Edge MSCI USA Quality Factor ETF	124,398	11,932,256
iShares Edge MSCI USA Size Factor ETF (A)	84,630	7,412,742
iShares Edge MSCI USA Value Factor ETF (A)	162,512	11,746,367

		54,698,410

Total Exchange-Traded Funds (Cost $66,444,230)		72,117,223

	Shares	Value
OTHER INVESTMENT COMPANY - 17.7%
Securities Lending Collateral - 17.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (B)	12,886,561	$ 12,886,561

Total Other Investment Company (Cost $12,886,561)		12,886,561

Total Investments (Cost $79,330,791)		85,003,784
Net Other Assets (Liabilities) - (17.1)%		(12,400,783)

Net Assets - 100.0%		$ 72,603,001

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$72,117,223	$—	$—	$72,117,223
Other Investment Company	12,886,561	—	—	12,886,561

Total Investments	$85,003,784	$—	$—	$85,003,784

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,189,384, collateralized by cash collateral of $12,886,561 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $584,550. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rate disclosed reflects the yield at June 30, 2020.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Unaffiliated investments, at value (cost $79,330,791) (including securities loaned of $13,189,384)	$85,003,784
Receivables and other assets:
Investments sold	761,485
Net income from securities lending	2,556
Shares of beneficial interest sold	378,785
Prepaid expenses	328

Total assets	86,146,938

Liabilities:
Cash collateral received upon return of:
Securities on loan	12,886,561
Payables and other liabilities:
Investments purchased	521,632
Shares of beneficial interest redeemed	586
Due to custodian	89,827
Investment management fees	15,514
Distribution and service fees	15,850
Transfer agent costs	103
Trustees, CCO and deferred compensation fees	384
Audit and tax fees	8,793
Custody fees	813
Legal fees	599
Printing and shareholder reports fees	981
Other accrued expenses	2,294

Total liabilities	13,543,937

Net assets	$72,603,001

Net assets consist of:
Capital stock ($0.01 par value)	$54,919
Additional paid-in capital	62,495,221
Total distributable earnings (accumulated losses)	10,052,861

Net assets	$72,603,001

Shares outstanding	5,491,874

Net asset value and offering price per share	$13.22

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$746,395
Net income from securities lending	13,032

Total investment income	759,427

Expenses:
Investment management fees	103,997
Distribution and service fees	86,664
Transfer agent costs	508
Trustees, CCO and deferred compensation fees	1,094
Audit and tax fees	8,926
Custody fees	2,635
Legal fees	2,354
Printing and shareholder reports fees	1,084
Other	3,082

Total expenses before waiver and/or reimbursement and recapture	210,344

Expense waived and/or reimbursed	(18,240)
Recapture of previously waived and/or reimbursed fees	1,994

Net expenses	194,098

Net investment income (loss)	565,329

Net realized gain (loss) on:
Unaffiliated investments	1,205,830

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(7,291,220)

Net realized and change in unrealized gain (loss)	(6,085,390)

Net increase (decrease) in net assets resulting from operations	$(5,520,061)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$565,329	$1,248,788
Net realized gain (loss)	1,205,830	1,492,937
Net change in unrealized appreciation (depreciation)	(7,291,220)	11,091,272

Net increase (decrease) in net assets resulting from operations	(5,520,061)	13,832,997

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(2,888,180)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(2,888,180)

Capital share transactions:
Proceeds from shares sold	9,141,496	14,943,693
Dividends and/or distributions reinvested	—	2,888,180
Cost of shares redeemed	(6,261,092)	(8,635,909)

Net increase (decrease) in net assets resulting from capital share transactions	2,880,404	9,195,964

Net increase (decrease) in net assets	(2,639,657)	20,140,781

Net assets:
Beginning of period/year	75,242,658	55,101,877

End of period/year	$72,603,001	$75,242,658

Capital share transactions - shares:
Shares issued	719,863	1,103,598
Shares reinvested	—	218,470
Shares redeemed	(488,066)	(650,581)

Net increase (decrease) in shares outstanding	231,797	671,487

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$14.30		$12.01	$12.97	$10.59	$10.00

Investment operations:
Net investment income (loss) (B)	0.11		0.26	0.20	0.19	0.35
Net realized and unrealized gain (loss)	(1.19)		2.64	(0.86)	2.26	0.24

Total investment operations	(1.08)		2.90	(0.66)	2.45	0.59

Dividends and/or distributions to shareholders:
Net investment income	—		(0.21)	(0.15)	(0.06)	—
Net realized gains	—		(0.40)	(0.15)	(0.01)	—

Total dividends and/or distributions to shareholders	—		(0.61)	(0.30)	(0.07)	—

Net asset value, end of period/year	$13.22		$14.30	$12.01	$12.97	$10.59

Total return	(7.55	)%(C)	24.58%	(5.32)%	23.23%	5.90	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$72,603		$75,243	$55,102	$60,984	$24,382
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.61	%(E)	0.61%	0.61%	0.63%	1.18	%(E)
Including waiver and/or reimbursement and recapture (F)	0.56	%(E)	0.56%	0.56%	0.56%	0.56	%(E)
Net investment income (loss) to average net assets	1.63	%(E)	1.95%	1.54%	1.58%	4.31	%(E)
Portfolio turnover rate	8	%(C)	12%	14%	16%	20	%(C)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2021. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock iShares Edge 100 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$12,886,561	$—	$—	$—	$12,886,561
Total Borrowings	$12,886,561	$—	$—	$—	$12,886,561

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.56%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018, December 31, 2019 and the period ended June 30, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available (A)
2017	2018	2019	2020	Total
$ 2,776	$ 1,999	$ 6,110	$ 907	$ 11,792

(A)	Certain fees are not available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 8,920,318	$ 5,903,222

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 79,330,791	$ 7,161,829	$ (1,488,836)	$ 5,672,993

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

(formerly, Transamerica BlackRock Equity Smart Beta 100 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock iShares Edge 100 VP (formerly, Transamerica BlackRock Smart Beta 100 VP) (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

(formerly, Transamerica BlackRock Equity Smart Beta 100 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1- and 3-year periods. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the medians for its peer group and below the medians for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock iShares Edge 100 VP

(formerly, Transamerica BlackRock Equity Smart Beta 100 VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,011.10	$0.75	$1,024.10	$0.75	0.15%
Service Class	1,000.00	1,010.10	2.00	1,022.90	2.01	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	34.4%
U.S. Mixed Allocation Fund	30.7
U.S. Fixed Income Funds	25.3
International Equity Funds	9.2
Other Investment Company	0.5
Repurchase Agreement	0.3
International Alternative Fund	0.0 *
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.
*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 8.3%
International Equity Funds - 0.3%
WisdomTree Europe Hedged Equity Fund (A)	36,801	$ 2,234,189
WisdomTree Japan Hedged Equity Fund (A)	45,206	2,125,586

		4,359,775

U.S. Equity Fund - 2.0%
SPDR S&P 500 ETF Trust (A)	84,807	26,151,087

U.S. Fixed Income Funds - 6.0%
SPDR Portfolio Long Term Treasury ETF	342,020	16,044,158
Vanguard Extended Duration Treasury ETF (A)	146,126	24,261,300
Vanguard Total Bond Market ETF	431,975	38,160,671

		78,466,129

Total Exchange-Traded Funds (Cost $108,930,099)		108,976,991

INVESTMENT COMPANIES - 91.3%
International Alternative Fund - 0.0% (B)
Transamerica Global Allocation Liquidating Trust (C) (D) (E) (F)	13,521	48,237

International Equity Funds - 8.9%
Transamerica International Growth VP (D)	9,098,670	71,879,491
Transamerica TS&W International Equity VP (D)	3,666,254	44,251,685

		116,131,176

U.S. Equity Funds - 32.4%
Transamerica Barrow Hanley Dividend Focused VP (D)	2,935,189	52,040,905
Transamerica JPMorgan Enhanced Index VP (D)	6,469,274	139,542,236
Transamerica JPMorgan Mid Cap Value VP (D)	1,215,227	16,053,143
Transamerica Large Cap Value (D)	3,397,066	30,743,447
Transamerica Morgan Stanley Capital Growth VP (D)	1,396,514	39,842,547
Transamerica T. Rowe Price Small Cap VP (D)	3,339,727	51,698,978
Transamerica WMC US Growth VP (D)	2,500,382	93,414,282

		423,335,538

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 19.3%
Transamerica Bond (D)	8,163,456	$ 77,716,102
Transamerica JPMorgan Core Bond VP (D)	5,858,445	81,432,387
Transamerica Short-Term Bond (D)	9,161,903	92,260,367

		251,408,856

U.S. Mixed Allocation Fund - 30.7%
Transamerica PIMCO Total Return VP (D)	32,451,395	401,423,756

Total Investment Companies (Cost $1,124,167,009)		1,192,347,563

OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (G)	6,050,698	6,050,698

Total Other Investment Company (Cost $6,050,698)		6,050,698

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.00% (G), dated 06/30/2020, to be repurchased at $4,089,109 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $4,170,944.	$ 4,089,109	4,089,109

Total Repurchase Agreement (Cost $4,089,109)		4,089,109

Total Investments (Cost $1,243,236,915)		1,311,464,361
Net Other Assets (Liabilities) - (0.4)%		(4,833,065)

Net Assets - 100.0%		$ 1,306,631,296

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$108,976,991	$—	$—	$108,976,991
Investment Companies	1,192,299,326	—	—	1,192,299,326
Other Investment Company	6,050,698	—	—	6,050,698
Repurchase Agreement	—	4,089,109	—	4,089,109

Total	$1,307,327,015	$4,089,109	$—	$1,311,416,124

Investment Companies Measured at Net Asset Value (F)				48,237

Total Investments				$1,311,464,361

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,157,077, collateralized by cash collateral of $6,050,698 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $5,339,537. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Non-income producing security.
(D)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Barrow Hanley Dividend Focused VP	$73,740,580	$—	$(7,500,000)	$627,490	$(14,827,165)	$52,040,905	2,935,189	$—	$—
Transamerica Bond	—	70,662,471	—	—	7,053,631	77,716,102	8,163,456	662,471	—
Transamerica Global Allocation Liquidating Trust	50,028	—	—	—	(1,791)	48,237	13,521	—	—
Transamerica International Growth VP	76,367,079	36,000,000	(32,500,000)	(12,595,049)	4,607,461	71,879,491	9,098,670	—	—
Transamerica JPMorgan Core Bond VP	292,837,143	—	(220,000,000)	13,799,303	(5,204,059)	81,432,387	5,858,445	—	—
Transamerica JPMorgan Enhanced Index VP	178,377,289	53,000,000	(93,000,000)	(1,769,559)	2,934,506	139,542,236	6,469,274	—	—
Transamerica JPMorgan Mid Cap Value VP	19,783,888	—	—	—	(3,730,745)	16,053,143	1,215,227	—	—
Transamerica Large Cap Value	37,492,190	345,929	—	—	(7,094,672)	30,743,447	3,397,066	345,930	—
Transamerica Morgan Stanley Capital Growth VP	27,575,370	—	(2,499,999)	347,276	14,419,900	39,842,547	1,396,514	—	—
Transamerica PIMCO Total Return VP	381,628,405	—	—	—	19,795,351	401,423,756	32,451,395	—	—
Transamerica Short-Term Bond	63,402,520	152,391,703	(115,000,000)	(8,136,843)	(397,013)	92,260,367	9,161,903	1,396,374	—
Transamerica T. Rowe Price Small Cap VP	47,868,882	5,000,000	—	—	(1,169,904)	51,698,978	3,339,727	—	—
Transamerica TS&W International Equity VP	47,165,873	8,000,000	(5,000,000)	—	(5,914,188)	44,251,685	3,666,254	—	—
Transamerica WMC US Growth VP	95,690,931	—	(10,000,000)	877,360	6,845,991	93,414,282	2,500,382	—	—

Total	$1,341,980,178	$325,400,103	$(485,499,999)	$(6,850,022)	$17,317,303	$1,192,347,563	89,667,023	$2,404,775	$—

(E)	Restricted security. At June 30, 2020, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$139,107	$48,237	0.0	%(B)

(F)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(G)	Rates disclosed reflect the yields at June 30, 2020.
(H)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $1,124,167,009)	$1,192,347,563
Unaffiliated investments, at value (cost $114,980,797) (including securities loaned of $11,157,077)	115,027,689
Repurchase agreement, at value (cost $4,089,109)	4,089,109
Receivables and other assets:
Investments sold	1,964,776
Net income from securities lending	3,575
Shares of beneficial interest sold	56,029
Dividends	529,332
Prepaid expenses	5,695

Total assets	1,314,023,768

Liabilities:
Cash collateral received upon return of:
Securities on loan	6,050,698
Payables and other liabilities:
Investments purchased	404,759
Shares of beneficial interest redeemed	366,621
Investment management fees	143,270
Distribution and service fees	280,175
Transfer agent costs	2,211
Trustees, CCO and deferred compensation fees	8,960
Audit and tax fees	19,207
Custody fees	7,483
Legal fees	8,449
Printing and shareholder reports fees	71,595
Other accrued expenses	29,044

Total liabilities	7,392,472

Net assets	$1,306,631,296

Net assets consist of:
Capital stock ($0.01 par value)	$826,235
Additional paid-in capital	1,165,232,097
Total distributable earnings (accumulated losses)	140,572,964

Net assets	$1,306,631,296

Net assets by class:
Initial Class	$26,118,609
Service Class	1,280,512,687
Shares outstanding:
Initial Class	2,874,370
Service Class	79,749,087
Net asset value and offering price per share:
Initial Class	$9.09
Service Class	16.06

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from affiliated investments	$2,404,775
Dividend income from unaffiliated investments	756,089
Interest income from unaffiliated investments	16,422
Net income from securities lending	43,113

Total investment income	3,220,399

Expenses:
Investment management fees	813,211
Distribution and service fees:
Service Class	1,590,520
Transfer agent costs	9,683
Trustees, CCO and deferred compensation fees	21,014
Audit and tax fees	14,877
Custody fees	12,040
Legal fees	34,475
Printing and shareholder reports fees	30,953
Other	28,182

Total expenses	2,554,955

Net investment income (loss)	665,444

Net realized gain (loss) on:
Affiliated investments	(6,850,022)
Unaffiliated investments	(1,613,699)

Net realized gain (loss)	(8,463,721)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	17,317,303
Unaffiliated investments	(176,643)

Net change in unrealized appreciation (depreciation)	17,140,660

Net realized and change in unrealized gain (loss)	8,676,939

Net increase (decrease) in net assets resulting from operations	$9,342,383

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$665,444	$23,306,233
Net realized gain (loss)	(8,463,721)	65,719,433
Net change in unrealized appreciation (depreciation)	17,140,660	132,012,534

Net increase (decrease) in net assets resulting from operations	9,342,383	221,038,200

Dividends and/or distributions to shareholders:
Initial Class	—	(3,058,536)
Service Class	—	(93,050,945)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(96,109,481)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,298,167	644,004
Service Class	3,741,800	4,783,437

	5,039,967	5,427,441

Dividends and/or distributions reinvested:
Initial Class	—	3,058,536
Service Class	—	93,050,945

	—	96,109,481

Cost of shares redeemed:
Initial Class	(1,801,920)	(3,219,408)
Service Class	(95,607,732)	(194,915,299)

	(97,409,652)	(198,134,707)

Net increase (decrease) in net assets resulting from capital share transactions	(92,369,685)	(96,597,785)

Net increase (decrease) in net assets	(83,027,302)	28,330,934

Net assets:
Beginning of period/year	1,389,658,598	1,361,327,664

End of period/year	$1,306,631,296	$1,389,658,598

Capital share transactions - shares:
Shares issued:
Initial Class	147,609	70,475
Service Class	239,775	309,491

	387,384	379,966

Shares reinvested:
Initial Class	—	356,889
Service Class	—	6,129,838

	—	6,486,727

Shares redeemed:
Initial Class	(210,994)	(352,580)
Service Class	(6,233,184)	(12,449,217)

	(6,444,178)	(12,801,797)

Net increase (decrease) in shares outstanding:
Initial Class	(63,385)	74,784
Service Class	(5,993,409)	(6,009,888)

	(6,056,794)	(5,935,104)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$8.99		$8.68	$9.97	$9.40	$9.80		$10.93

Investment operations:
Net investment income (loss) (A)	0.02		0.17	0.22	0.12	0.17	(B)	0.27
Net realized and unrealized gain (loss)	0.08		1.29	(0.58)	0.98	0.34		(0.27)

Total investment operations	0.10		1.46	(0.36)	1.10	0.51		—

Dividends and/or distributions to shareholders:
Net investment income	—		(0.40)	(0.20)	(0.27)	(0.39)		(0.32)
Net realized gains	—		(0.75)	(0.73)	(0.26)	(0.52)		(0.81)

Total dividends and/or distributions to shareholders	—		(1.15)	(0.93)	(0.53)	(0.91)		(1.13)

Net asset value, end of period/year	$9.09		$8.99	$8.68	$9.97	$9.40		$9.80

Total return	1.11	%(C)	17.43%	(4.21)%	12.02%	5.16%		0.06%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$26,119		$26,400	$24,853	$28,202	$27,478		$27,879
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.15	%(E)	0.15%	0.14%	0.14%	0.14%		0.14%
Including waiver and/or reimbursement and recapture	0.15	%(E)	0.15%	0.14%	0.14%	0.14	%(B)	0.14%
Net investment income (loss) to average net assets	0.35	%(E)	1.91%	2.29%	1.18%	1.78	%(B)	2.57%
Portfolio turnover rate	46	%(C)	36%	72%	15%	18%		8%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$15.90		$14.57	$16.11	$14.89	$15.02		$16.14

Investment operations:
Net investment income (loss) (A)	0.01		0.26	0.32	0.15	0.23	(B)	0.37
Net realized and unrealized gain (loss)	0.15		2.17	(0.97)	1.56	0.51		(0.39)

Total investment operations	0.16		2.43	(0.65)	1.71	0.74		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.35)	(0.16)	(0.23)	(0.35)		(0.29)
Net realized gains	—		(0.75)	(0.73)	(0.26)	(0.52)		(0.81)

Total dividends and/or distributions to shareholders	—		(1.10)	(0.89)	(0.49)	(0.87)		(1.10)

Net asset value, end of period/year	$16.06		$15.90	$14.57	$16.11	$14.89		$15.02

Total return	1.01	%(C)	17.05%	(4.41)%	11.68%	4.91%		(0.12)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,280,512		$1,363,259	$1,336,475	$1,603,269	$1,556,778		$1,509,931
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.40	%(E)	0.40%	0.39%	0.39%	0.39%		0.39%
Including waiver and/or reimbursement and recapture	0.40	%(E)	0.40%	0.39%	0.39%	0.39	%(B)	0.39%
Net investment income (loss) to average net assets	0.10	%(E)	1.65%	2.02%	0.93%	1.53	%(B)	2.35%
Portfolio turnover rate	46	%(C)	36%	72%	15%	18%		8%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy. Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$6,050,698	$—	$—	$—	$6,050,698
Total Borrowings	$6,050,698	$—	$—	$—	$6,050,698

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS (continued)

disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.130%
Over $1 billion up to $2 billion	0.110
Over $2 billion up to $3 billion	0.105
Over $3 billion	0.100

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 602,716,407	$ 764,234,673

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,243,236,915	$ 97,732,295	$ (29,504,849)	$ 68,227,446

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock Tactical Allocation VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Portfolio between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica BlackRock Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The actual expense examples are based on an investment of $1,000 invested at May 1, 2020, and held for the entire period until June 30, 2020.

The hypothetical expense examples are based on an investment of $1,000 invested at January 1, 2020, and held for the entire period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020 (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (C)	Ending Account Value June 30, 2020	Expenses Paid During Period (D)	Net Annualized Expense Ratio
Service Class	$1,000.00	$1,084.00	$1.96	$1,019.10	$5.77	1.15%

(A)	5% return per year before expenses.

(B)	Portfolio commenced operations on May 1, 2020.

(C)	Portfolio commenced operations on May 1, 2020. Actual expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (60 days), and divided by the number of days in the year (366 days).

(D)	Expenses are calculated using the Portfolio’s annualized net expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	47.3%
U.S. Fixed Income Funds	27.3
International Equity Funds	21.9
U.S. Alternative Fund	1.5
International Fixed Income Fund	1.3
Net Other Assets (Liabilities)	0.7
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 99.3%
International Equity Funds - 21.9%
Transamerica Emerging Markets Opportunities (A) (B)	4,820	$ 42,657
Transamerica International Equity (B)	11,032	175,189
Transamerica International Small Cap Value (B)	1,696	19,433

		237,279

International Fixed Income Fund - 1.3%
Transamerica Emerging Markets Debt (B)	1,363	13,863

U.S. Alternative Fund - 1.5%
Transamerica BlackRock Global Real Estate Securities VP (B)	1,408	16,183

U.S. Equity Funds - 47.3%
Transamerica Barrow Hanley Dividend Focused VP (B)	12,605	223,487
Transamerica Small Cap Growth (B)	2,182	14,660
Transamerica Small Cap Value (B)	1,880	14,154
Transamerica WMC US Growth VP (B)	6,976	260,625

		512,926

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 27.3%
Transamerica Bond (B)	17,597	$ 167,521
Transamerica Intermediate Bond (B)	2,536	27,546
Transamerica Pinebridge Inflation Opportunities VP (B)	4,294	46,116
Transamerica Total Return (B)	5,047	55,060

		296,243

Total Investment Companies (Cost $990,851)		1,076,494

Total Investments (Cost $990,851)		1,076,494
Net Other Assets (Liabilities) - 0.7%		7,994

Net Assets - 100.0%		$ 1,084,488

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,076,494	$—	$—	$1,076,494

Total Investments	$1,076,494	$—	$—	$1,076,494

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. Affiliated interest income, dividends income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(C)	There were no transfers in or out of Level 3 during the period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $990,851)	$1,076,494
Cash	7,844
Receivables and other assets:
Dividends	416
Due from investment manager	6,443
Prepaid expenses	1

Total assets	1,091,198

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	429
Distribution and service fees	237
Transfer agent costs	60
Trustees, CCO and deferred compensation fees	139
Audit and tax fees	3,907
Custody fees	162
Legal fees	4
Printing and shareholder reports fees	4
Registration fees	1
Acquired fund fees	1,106
Other accrued expenses	661

Total liabilities	6,710

Net assets	$1,084,488

Net assets consist of:
Capital stock ($0.01 par value)	$1,000
Additional paid-in capital	998,995
Total distributable earnings (accumulated losses)	84,493

Net assets	$1,084,488

Shares outstanding	100,000

Net asset value and offering price per share	$10.84

STATEMENT OF OPERATIONS (A)

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from affiliated investments	$838

Total investment income	838

Expenses:
Investment management fees	212
Distribution and service fees	432
Transfer agent costs	61
Trustees, CCO and deferred compensation fees	146
Audit and tax fees	3,907
Custody fees	162
Legal fees	1,129
Printing and shareholder reports fees	3,097
Registration fees	1
Acquired fund fees	1,106
Dues and subs fees	542
Other	120

Total expenses before waiver and/or reimbursement and recapture	10,915

Expense waived and/or reimbursed	(8,927)

Net expenses	1,988

Net investment income (loss)	(1,150)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	85,643

Net realized and change in unrealized gain (loss)	85,643

Net increase (decrease) in net assets resulting from operations	$84,493

(A)	Commenced operations on May 1, 2020.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

June 30, 2020 (unaudited) (A)
From operations:
Net investment income (loss)	$(1,150)
Net change in unrealized appreciation (depreciation)	85,643

Net increase (decrease) in net assets resulting from operations	84,493

Capital share transactions:
Proceeds from shares sold	1,000,200
Cost of shares redeemed	(205)

Net increase (decrease) in net assets resulting from capital share transactions	999,995

Net increase (decrease) in net assets	1,084,488

Net assets:
Beginning of period	—

End of period	$1,084,488

Capital share transactions - shares:
Shares issued	100,020
Shares redeemed	(20)

Net increase (decrease) in shares outstanding	100,000

(A)	Commenced operations on May 1, 2020.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Service Class
	June 30, 2020 (unaudited) (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	(0.01)
Net realized and unrealized gain (loss)	0.85

Total investment operations	0.84

Net asset value, end of period	$10.84

Total return	8.40	%(C)

Ratio and supplemental data:
Net assets end of period (000’s)	$1,084
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	6.31	%(D)
Including waiver and/or reimbursement and recapture	1.15	%(D)
Net investment income (loss) to average net assets	(0.67	)%(D)
Portfolio turnover rate	—	%(C)

(A)	Commenced operations on May 1, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) commenced operations on May 1, 2020. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying investment as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying investment and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.1225%
Over $250 million up to $500 million	0.1125
Over $500 million	0.1075

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.15%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the period ended June 30, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2020 (A)	Total
$ 8,927	$ 8,927

(A)	The Portfolio commenced operations on May 1, 2020.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 990,851	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 990,851	$ 85,643	$ —	$ 85,643

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on December 4-5, 2019, the Board considered the approval of the proposed management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) and the proposed investment sub-advisory agreement (the “GSAM Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Goldman Sachs Asset Management, L.P. (“GSAM”), on behalf of the Portfolio.

Following its review and consideration, the Board determined that the terms of the Management Agreement and the GSAM Sub-Advisory Agreement were reasonable and that the approval of each of the Agreements was in the best interests of the Portfolio and its future contract holders. The Board, including the Independent Board Members, unanimously approved each of the Agreements for an initial two-year period.

Prior to reaching their decision, the Board Members requested and received from TAM and GSAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and GSAM as part of their regular oversight of other funds managed by TAM and sub-advised by GSAM, and knowledge they gained over time through meeting with TAM and GSAM. Among other materials, the Board Members considered comparative fee, expense and performance information prepared by TAM.

In their deliberations, the Independent Board Members met privately without representatives of TAM or GSAM present and were represented throughout the process by their independent legal counsel. In considering the proposed approval of the Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services expected to be provided by TAM and GSAM. The Board also considered the proposed investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; the continuous and regular management services to be provided by GSAM; the experience of GSAM with the proposed investment strategy; and the professional qualifications and experience of GSAM’s portfolio management team.

The Board also considered the continuous and regular investment management and other services to be provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains after payment of the sub-advisory fees. The Board noted that the investment management and other services to be provided by TAM would include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of GSAM to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings; and ongoing cash management services. The Board considered that TAM’s investment management services would also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, which would include the Portfolio, oversees the services provided by the custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

The Board Members considered GSAM’s investment management experience, capabilities and resources. The Board Members recognized that the Portfolio is not yet in existence and therefore has no historical performance for the Board Members to review. The Board Members considered simulated, back-tested performance information of a portfolio that used a blend of historical indices and underlying Transamerica fund returns asset weighted, including relative to the historical performance of (i) two peer universes of comparable mutual funds, the Morningstar U.S. Insurance Allocation – 70% to 85% Equity peer universe or the Morningstar U.S. Insurance Allocation – 50% to 70% Equity peer universe; and (ii) the Portfolio’s proposed composite benchmark, in each case for

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL (continued)

(unaudited)

various trailing periods ended September 30, 2019. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the management services to be provided by TAM and the sub-advisory services to be provided by GSAM, the Board concluded that TAM and GSAM are capable of generating a level of investment performance that is appropriate in scope and extent in light of the Portfolio’s proposed investment objective, policies and strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the proposed management fee and anticipated total expense ratio of the Portfolio, including information provided by TAM comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in the Broadridge and Morningstar peer universes.

The Board also considered the fees to be charged by GSAM for sub-advisory services as well as the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee. The Board noted that the proposed management fee would be below the medians for the applicable Broadridge and Morningstar peer universes and the anticipated total net expense ratio would be above the applicable Broadridge and Morningstar peer universe, largely due to higher acquired fund fees and expenses. The Board also considered that TAM proposed to enter into an expense limitation arrangement with the Portfolio, which could result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and GSAM under the Management Agreement and the GSAM Sub-Advisory Agreement are reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability

The Board noted that the Portfolio was not yet in existence and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio by TAM and its affiliates. The Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not anticipated to be excessive.

With respect to GSAM, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and GSAM, which is not affiliated with TAM, and would be paid by TAM and not the Portfolio. As a result, the Board did not consider GSAM’s anticipated profitability to be material to its decision to approve the GSAM Sub-Advisory Agreement.

Economies of Scale

In evaluating the extent to which the proposed fees payable under the Agreements reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the management and sub-advisory fee schedules and the existence of breakpoints in those schedules, as detailed in the materials provided to the Board Members, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Portfolio. The Board Members also considered that the appointment of GSAM as sub-adviser had the potential to attract additional assets due to GSAM’s known asset management capabilities. The Board Members concluded that the proposed fees and breakpoints may benefit contract holders by permitting economies of scale in the form of lower management fees as the level of assets grows for the Portfolio. The Board Members also noted that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to GSAM, in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or GSAM from their Relationships with the Portfolio

The Board considered other benefits expected to be derived by TAM, its affiliates, and/or GSAM from their relationships with the Portfolio. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with GSAM or the Portfolio, and that GSAM may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements. The Board noted that it would have the opportunity in the future to review the benefits over time.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Goldman Sachs 70/30 Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — INITIAL CONTRACT APPROVAL (continued)

(unaudited)

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its future contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of GSAM. The Board also noted that TAM has made a significant entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the Management Agreement and the GSAM Sub-Advisory Agreement was in the best interests of the Portfolio and its future contract holders and voted to approve the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$949.50	$3.97	$1,020.80	$4.12	0.82%
Service Class	1,000.00	948.40	5.18	1,019.50	5.37	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.3%
Repurchase Agreement	0.4
Other Investment Company	0.3
Net Other Assets (Liabilities)	1.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 98.3%
Australia - 2.1%
Northern Star Resources, Ltd.	960,493	$ 9,058,417

Austria - 1.4%
Erste Group Bank AG (A)	255,300	6,029,604

China - 8.1%
Alibaba Group Holding, Ltd., ADR (A)	32,200	6,945,540
ANTA Sports Products, Ltd.	849,200	7,555,395
Ping An Insurance Group Co. of China, Ltd., H Shares	590,300	5,884,693
Tencent Holdings, Ltd.	233,700	14,974,998

		35,360,626

Finland - 2.1%
Neste OYJ	230,700	9,060,986

France - 6.2%
Sanofi	105,000	10,708,379
TOTAL SA	157,109	6,057,873
Vinci SA	111,166	10,307,668

		27,073,920

Germany - 4.2%
Bayerische Motoren Werke AG	90,207	5,758,872
Henkel AG & Co. KGaA	59,176	4,950,682
Knorr-Bremse AG	76,344	7,747,823

		18,457,377

Ireland - 4.4%
Kingspan Group PLC	123,537	7,975,089
Smurfit Kappa Group PLC	332,846	11,185,523

		19,160,612

Israel - 2.3%
Nice, Ltd., ADR (A) (B)	53,021	10,033,694

Italy - 3.6%
Enel SpA	1,841,900	15,929,564

Japan - 21.8%
Asahi Group Holdings, Ltd. (B)	283,700	9,964,179
Haseko Corp.	675,100	8,523,998
Koito Manufacturing Co., Ltd.	146,100	5,911,144
Lasertec Corp.	101,400	9,585,401
Minebea Mitsumi, Inc.	367,000	6,689,539
Nidec Corp.	78,100	5,261,500
Nitori Holdings Co., Ltd.	55,200	10,823,006
Open House Co., Ltd.	240,300	8,240,376
Pan Pacific International Holdings Corp.	338,400	7,450,445
SoftBank Group Corp.	172,600	8,703,813
Sushiro Global Holdings, Ltd.	320,100	7,097,477
Takeda Pharmaceutical Co., Ltd.	197,836	7,107,839

		95,358,717

Luxembourg - 1.8%
Aroundtown SA (A)	1,391,604	7,976,401

Netherlands - 2.4%
Euronext NV (C)	105,476	10,616,600

New Zealand - 2.1%
a2 Milk Co., Ltd. (A)	700,000	9,074,708

Norway - 4.0%
DNB ASA	752,427	10,043,012
Equinor ASA	524,238	7,551,999

		17,595,011

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea - 2.4%
Samsung Electronics Co., Ltd.	237,100	$ 10,495,856

Spain - 2.3%
Iberdrola SA	885,803	10,341,466

Sweden - 2.2%
Epiroc AB, Class A	169,400	2,122,649
Epiroc AB, Class B (B)	611,223	7,506,510

		9,629,159

Switzerland - 8.4%
Lonza Group AG	25,400	13,454,310
Roche Holding AG	46,117	15,977,213
Swiss Life Holding AG	20,422	7,597,362

		37,028,885

Taiwan - 3.7%
Airtac International Group	310,100	5,477,972
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	193,200	10,967,964

		16,445,936

United Kingdom - 12.8%
Ashtead Group PLC	195,890	6,607,968
Beazley PLC	1,269,727	6,437,076
British American Tobacco PLC	271,099	10,397,411
GlaxoSmithKline PLC	324,511	6,555,020
Legal & General Group PLC	3,233,136	8,814,322
Rio Tinto PLC, ADR	231,142	12,985,558
Smith & Nephew PLC	229,900	4,283,873

		56,081,228

Total Common Stocks (Cost $414,569,669)		430,808,767

OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (D)	1,439,736	1,439,736

Total Other Investment Company (Cost $1,439,736)		1,439,736

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.00% (D), dated 06/30/2020, to be repurchased at $1,563,573 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $1,594,867.	$ 1,563,573	1,563,573

Total Repurchase Agreement (Cost $1,563,573)		1,563,573

Total Investments (Cost $417,572,978)		433,812,076
Net Other Assets (Liabilities) - 1.0%		4,347,445

Net Assets - 100.0%		$ 438,159,521

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Pharmaceuticals	9.3%	$40,348,451
Machinery	6.8	29,544,493
Insurance	6.6	28,733,453
Electric Utilities	6.1	26,271,030
Oil, Gas & Consumable Fuels	5.2	22,670,858
Metals & Mining	5.1	22,043,975
Semiconductors & Semiconductor Equipment	4.7	20,553,365
Real Estate Management & Development	3.7	16,216,777
Banks	3.7	16,072,616
Interactive Media & Services	3.5	14,974,998
Life Sciences Tools & Services	3.1	13,454,310
Containers & Packaging	2.6	11,185,523
Specialty Retail	2.5	10,823,006
Capital Markets	2.5	10,616,600
Technology Hardware, Storage & Peripherals	2.4	10,495,856
Tobacco	2.4	10,397,411
Construction & Engineering	2.4	10,307,668
Software	2.3	10,033,694
Beverages	2.3	9,964,179
Food Products	2.1	9,074,708
Wireless Telecommunication Services	2.0	8,703,813
Household Durables	2.0	8,523,998
Building Products	1.8	7,975,089
Textiles, Apparel & Luxury Goods	1.8	7,555,395
Multiline Retail	1.7	7,450,445
Hotels, Restaurants & Leisure	1.6	7,097,477
Internet & Direct Marketing Retail	1.6	6,945,540
Trading Companies & Distributors	1.5	6,607,968
Auto Components	1.4	5,911,144
Automobiles	1.3	5,758,872
Electrical Equipment	1.2	5,261,500
Household Products	1.1	4,950,682
Health Care Equipment & Supplies	1.0	4,283,873

Investments	99.3	430,808,767
Short-Term Investments	0.7	3,003,309

Total Investments	100.0%	$433,812,076

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$40,932,756	$389,876,011	$—	$430,808,767
Other Investment Company	1,439,736	—	—	1,439,736
Repurchase Agreement	—	1,563,573	—	1,563,573

Total Investments	$42,372,492	$391,439,584	$—	$433,812,076

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,163,704, collateralized by cash collateral of $1,439,736 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $19,452,884. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of the 144A security is $10,616,600, representing 2.4% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at June 30, 2020.
(E)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $416,009,405) (including securities loaned of $20,163,704)	$432,248,503
Repurchase agreement, at value (cost $1,563,573)	1,563,573
Foreign currency, at value (cost $9,460,379)	9,398,117
Receivables and other assets:
Net income from securities lending	4,232
Shares of beneficial interest sold	21,244
Dividends	655,251
Tax reclaims	1,084,977
Prepaid expenses	1,964

Total assets	444,977,861

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,439,736
Payables and other liabilities:
Shares of beneficial interest redeemed	4,916,567
Investment management fees	298,815
Distribution and service fees	23,037
Transfer agent costs	747
Trustees, CCO and deferred compensation fees	2,835
Audit and tax fees	13,876
Custody fees	65,031
Legal fees	1,298
Printing and shareholder reports fees	45,938
Other accrued expenses	10,460

Total liabilities	6,818,340

Net assets	$438,159,521

Net assets consist of:
Capital stock ($0.01 par value)	$557,458
Additional paid-in capital	437,909,033
Total distributable earnings (accumulated losses)	(306,970)

Net assets	$438,159,521

Net assets by class:
Initial Class	$332,617,154
Service Class	105,542,367

Shares outstanding:
Initial Class	42,082,522
Service Class	13,663,283

Net asset value and offering price per share:
Initial Class	$7.90
Service Class	7.72

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$6,690,334
Interest income	10,751
Net income from securities lending	42,263
Withholding taxes on foreign income	(845,141)

Total investment income	5,898,207

Expenses:
Investment management fees	1,684,931
Distribution and service fees:
Service Class	126,642
Transfer agent costs	3,274
Trustees, CCO and deferred compensation fees	6,939
Audit and tax fees	13,314
Custody fees	22,587
Legal fees	12,090
Printing and shareholder reports fees	23,383
Other	25,346

Total expenses	1,918,506

Net investment income (loss)	3,979,701

Net realized gain (loss) on:
Investments	(15,723,009)
Foreign currency transactions	221,834

Net realized gain (loss)	(15,501,175)

Net change in unrealized appreciation (depreciation) on:
Investments	(16,733,409)
Translation of assets and liabilities denominated in foreign currencies	(186,416)

Net change in unrealized appreciation (depreciation)	(16,919,825)

Net realized and change in unrealized gain (loss)	(32,421,000)

Net increase (decrease) in net assets resulting from operations	$(28,441,299)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$3,979,701	$9,436,024
Net realized gain (loss)	(15,501,175)	(13,463,566)
Net change in unrealized appreciation (depreciation)	(16,919,825)	116,758,444

Net increase (decrease) in net assets resulting from operations	(28,441,299)	112,730,902

Dividends and/or distributions to shareholders:
Initial Class	—	(63,793,205)
Service Class	—	(19,322,256)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(83,115,461)

Capital share transactions:
Proceeds from shares sold:
Initial Class	44,015,381	22,045,516
Service Class	6,649,057	6,898,345

	50,664,438	28,943,861

Dividends and/or distributions reinvested:
Initial Class	—	63,793,205
Service Class	—	19,322,256

	—	83,115,461

Cost of shares redeemed:
Initial Class	(55,034,426)	(90,083,406)
Service Class	(9,080,821)	(13,365,290)

	(64,115,247)	(103,448,696)

Net increase (decrease) in net assets resulting from capital share transactions	(13,450,809)	8,610,626

Net increase (decrease) in net assets	(41,892,108)	38,226,067

Net assets:
Beginning of period/year	480,051,629	441,825,562

End of period/year	$438,159,521	$480,051,629

Capital share transactions - shares:
Shares issued:
Initial Class	5,758,165	2,553,143
Service Class	926,041	837,240

	6,684,206	3,390,383

Shares reinvested:
Initial Class	—	8,691,172
Service Class	—	2,687,379

	—	11,378,551

Shares redeemed:
Initial Class	(7,608,614)	(10,549,453)
Service Class	(1,336,722)	(1,601,331)

	(8,945,336)	(12,150,784)

Net increase (decrease) in shares outstanding:
Initial Class	(1,850,449)	694,862
Service Class	(410,681)	1,923,288

	(2,261,130)	2,618,150

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$8.32		$8.01	$9.91	$7.89	$8.06		$8.19

Investment operations:
Net investment income (loss) (A)	0.07		0.18	0.15	0.10	0.12	(B)	0.12
Net realized and unrealized gain (loss)	(0.49)		1.81	(1.88)	2.04	(0.11)		(0.11)

Total investment operations	(0.42)		1.99	(1.73)	2.14	0.01		0.01

Dividends and/or distributions to shareholders:
Net investment income	—		(0.15)	(0.12)	(0.12)	(0.12)		(0.14)
Net realized gains	—		(1.53)	(0.05)	—	(0.06)		—

Total dividends and/or distributions to shareholders	—		(1.68)	(0.17)	(0.12)	(0.18)		(0.14)

Net asset value, end of period/year	$7.90		$8.32	$8.01	$9.91	$7.89		$8.06

Total return	(5.05	)%(C)	27.68%	(17.70)%	27.24%	0.08%		0.08%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$332,617		$365,486	$346,289	$433,218	$217,079		$256,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82	%(D)	0.82%	0.93%	1.00%	1.02%		1.02%
Including waiver and/or reimbursement and recapture	0.82	%(D)	0.82%	0.93%	1.00%	1.00	%(B)	1.02%
Net investment income (loss) to average net assets	1.88	%(D)	2.10%	1.60%	1.12%	1.56	%(B)	1.36%
Portfolio turnover rate	21	%(C)	26%	131%	13%	16%		17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$8.14		$7.86	$9.73	$7.75	$7.92		$8.06

Investment operations:
Net investment income (loss) (A)	0.06		0.15	0.13	0.09	0.10	(B)	0.09
Net realized and unrealized gain (loss)	(0.48)		1.78	(1.86)	1.99	(0.11)		(0.11)

Total investment operations	(0.42)		1.93	(1.73)	2.08	(0.01)		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.12)	(0.09)	(0.10)	(0.10)		(0.12)
Net realized gains	—		(1.53)	(0.05)	—	(0.06)		—

Total dividends and/or distributions to shareholders	—		(1.65)	(0.14)	(0.10)	(0.16)		(0.12)

Net asset value, end of period/year	$7.72		$8.14	$7.86	$9.73	$7.75		$7.92

Total return	(5.16	)%(C)	27.40%	(17.95)%	26.98%	(0.13)%		(0.24)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$105,543		$114,566	$95,537	$145,400	$102,939		$100,677
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07	%(D)	1.07%	1.18%	1.25%	1.27%		1.27%
Including waiver and/or reimbursement and recapture	1.07	%(D)	1.07%	1.18%	1.25%	1.25	%(B)	1.27%
Net investment income (loss) to average net assets	1.60	%(D)	1.83%	1.42%	1.06%	1.27	%(B)	1.04%
Portfolio turnover rate	21	%(C)	26%	131%	13%	16%		17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Growth VP (formerly Transamerica Greystone International Growth VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,439,736	$—	$—	$—	$1,439,736
Total Borrowings	$1,439,736	$—	$—	$—	$1,439,736

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors such as the Portfolio from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and extreme price volatility. An investment in emerging market securities should be considered speculative.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.770%
Over $500 million up to $1 billion	0.760
Over $1 billion up to $2 billion	0.710
Over $2 billion up to $3 billion	0.695
Over $3 billion	0.680

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	1.00%	May 1, 2021
Service Class	1.25	May 1, 2021

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 91,062,140	$ —	$ 99,194,143	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, convertible preferred stocks interest accruals, foreign currency transactions, futures contracts and TIPS adjustments.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 417,572,978	$ 61,982,498	$ (45,743,400)	$ 16,239,098

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

(formerly, Transamerica Greystone International Growth VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica International Growth VP (formerly, Transamerica Greystone International Growth VP) (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and TDAM USA Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

(formerly, Transamerica Greystone International Growth VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 1- and 10-year periods and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was above its benchmark for the past 1-year period and below its benchmark for the past 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on May 1, 2018 pursuant to its current investment objective and investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica International Growth VP

(formerly, Transamerica Greystone International Growth VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$1,002.30	$3.78	$1,021.10	$3.82	0.76%
Service Class	1,000.00	1,001.20	5.03	1,019.80	5.07	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	58.0%
Corporate Debt Securities	23.1
U.S. Government Agency Obligations	9.4
U.S. Government Obligations	3.9
Mortgage-Backed Securities	3.0
Repurchase Agreement	2.3
Asset-Backed Securities	1.8
Other Investment Company	0.7
Loan Assignment	0.2
Right	0.0 *
Net Other Assets (Liabilities)	(2.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 58.0%
Aerospace & Defense - 1.1%
General Dynamics Corp.	81,335	$ 12,156,329

Air Freight & Logistics - 0.4%
United Parcel Service, Inc., Class B	39,941	4,440,640

Banks - 1.1%
Bank of America Corp.	333,708	7,925,565
US Bancorp	126,937	4,673,820

		12,599,385

Beverages - 0.7%
Monster Beverage Corp. (A)	113,522	7,869,345

Biotechnology - 0.6%
AbbVie, Inc.	71,887	7,057,866

Capital Markets - 2.8%
Apollo Global Management, Inc.	26,830	1,339,353
Blackstone Group, Inc., Class A	177,992	10,085,027
CME Group, Inc.	48,865	7,942,517
Morgan Stanley	165,444	7,990,945
S&P Global, Inc.	9,764	3,217,043

		30,574,885

Chemicals - 0.4%
Sherwin-Williams Co.	7,872	4,548,835

Consumer Finance - 0.8%
American Express Co.	64,011	6,093,847
Synchrony Financial	103,877	2,301,915

		8,395,762

Electronic Equipment, Instruments & Components - 0.4%
Corning, Inc.	169,504	4,390,154

Entertainment - 0.7%
Walt Disney Co.	65,412	7,294,092

Equity Real Estate Investment Trusts - 1.0%
Crown Castle International Corp.	43,864	7,340,640
MGM Growth Properties LLC, Class A	129,546	3,524,947

		10,865,587

Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	40,204	12,190,255
Sysco Corp.	54,836	2,997,336

		15,187,591

Food Products - 0.4%
Hershey Co.	36,814	4,771,831

Health Care Equipment & Supplies - 2.2%
Abbott Laboratories	134,105	12,261,220
Intuitive Surgical, Inc. (A)	4,271	2,433,744
Medtronic PLC	74,094	6,794,420
Stryker Corp.	15,943	2,872,769

		24,362,153

Health Care Providers & Services - 2.1%
UnitedHealth Group, Inc.	79,174	23,352,371

Hotels, Restaurants & Leisure - 2.3%
Hilton Worldwide Holdings, Inc.	68,781	5,051,965
McDonald’s Corp.	81,939	15,115,287
Starbucks Corp.	77,182	5,679,823

		25,847,075

Household Products - 1.2%
Clorox Co.	13,799	3,027,086

	Shares	Value
COMMON STOCKS (continued)
Household Products (continued)
Procter & Gamble Co.	81,182	$ 9,706,932

		12,734,018

Industrial Conglomerates - 0.9%
Honeywell International, Inc.	67,874	9,813,902

Insurance - 1.5%
Marsh & McLennan Cos., Inc.	31,717	3,405,454
Progressive Corp.	158,381	12,687,902

		16,093,356

Interactive Media & Services - 2.2%
Alphabet, Inc., Class C (A)	17,259	24,397,495

Internet & Direct Marketing Retail - 2.3%
Amazon.com, Inc. (A)	8,994	24,812,827

IT Services - 3.6%
Accenture PLC, Class A	68,165	14,636,389
Mastercard, Inc., Class A	86,235	25,499,689

		40,136,078

Leisure Products - 0.5%
Hasbro, Inc.	71,227	5,338,464

Life Sciences Tools & Services - 0.9%
Thermo Fisher Scientific, Inc.	28,189	10,214,002

Machinery - 0.6%
Deere & Co.	42,231	6,636,602

Media - 1.2%
Comcast Corp., Class A	350,520	13,663,270

Multi-Utilities - 0.3%
Sempra Energy	26,477	3,103,899

Multiline Retail - 1.0%
Dollar General Corp.	58,827	11,207,132

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	12,094	2,281,896

Pharmaceuticals - 3.8%
Bristol-Myers Squibb Co.	193,922	11,402,614
Eli Lilly & Co.	80,906	13,283,147
Merck & Co., Inc.	216,504	16,742,254

		41,428,015

Real Estate Management & Development - 0.5%
CBRE Group, Inc., Class A (A)	113,118	5,115,196

Road & Rail - 0.7%
CSX Corp.	105,194	7,336,230

Semiconductors & Semiconductor Equipment - 4.0%
Intel Corp.	209,170	12,514,641
Lam Research Corp.	41,199	13,326,229
NVIDIA Corp.	25,428	9,660,351
Texas Instruments, Inc.	67,436	8,562,349

		44,063,570

Software - 7.7%
Adobe, Inc. (A)	49,292	21,457,300
Microsoft Corp.	271,986	55,351,871
salesforce.com, Inc. (A)	42,873	8,031,399

		84,840,570

Specialty Retail - 1.9%
Home Depot, Inc.	84,620	21,198,156

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	86,135	$ 31,422,048

Textiles, Apparel & Luxury Goods - 0.8%
NIKE, Inc., Class B	93,266	9,144,731

Tobacco - 0.7%
Altria Group, Inc.	194,233	7,623,645

Wireless Telecommunication Services - 0.3%
T-Mobile US, Inc. (A)	34,994	3,644,625

Total Common Stocks (Cost $478,935,962)		639,963,628

RIGHT - 0.0% (B)
Wireless Telecommunication Services - 0.0% (B)
T-Mobile US, Inc., (A) Exercise Price $0.19, Expiration Date 7/27/2020	34,945	5,871

Total Right (Cost $12,930)		5,871

	Principal	Value
ASSET-BACKED SECURITIES - 1.8%
Applebee’s Funding LLC / IHOP Funding LLC Series 2019-1A, Class A2I, 4.19%, 06/07/2049 (C)	$ 869,000	770,221
CarMax Auto Owner Trust Series 2017-3, Class C, 2.72%, 05/15/2023	550,000	555,832
Credit Acceptance Auto Loan Trust Series 2018-2A, Class B, 3.94%, 07/15/2027 (C)	314,000	323,371
DB Master Finance LLC
Series 2019-1A, Class A23,
4.35%, 05/20/2049 (C)	315,615	341,284
Series 2019-1A, Class A2I,
3.79%, 05/20/2049 (C)	394,023	406,627
Series 2019-1A, Class A2II,
4.02%, 05/20/2049 (C)	218,350	229,763
Domino’s Pizza Master Issuer LLC
Series 2017-1A, Class A23,
4.12%, 07/25/2047 (C)	178,425	192,431
Series 2017-1A, Class A2II,
3.08%, 07/25/2047 (C)	166,725	170,290
Series 2018-1A, Class A2I,
4.12%, 07/25/2048 (C)	775,193	825,223
Series 2018-1A, Class A2II,
4.33%, 07/25/2048 (C)	451,950	491,541
Series 2019-1A, Class A2,
3.67%, 10/25/2049 (C)	1,545,235	1,618,773
Drive Auto Receivables Trust
Series 2017-1, Class E,
5.17%, 09/16/2024	1,590,000	1,636,197
Series 2017-2, Class E,
5.27%, 11/15/2024	1,400,000	1,445,695
Series 2017-3, Class D,
3.53%, 12/15/2023 (C)	146,659	148,733
Series 2017-AA, Class D,
4.16%, 05/15/2024 (C)	269,413	273,012

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Drive Auto Receivables Trust (continued)
Series 2018-4, Class C,
3.66%, 11/15/2024	$ 215,295	$ 217,261
Series 2019-2, Class A3,
3.04%, 03/15/2023	322,653	323,831
Jack in the Box Funding LLC
Series 2019-1A, Class A23,
4.97%, 08/25/2049 (C)	836,795	856,384
Series 2019-1A, Class A2I,
3.98%, 08/25/2049 (C)	836,795	862,292
Series 2019-1A, Class A2II,
4.48%, 08/25/2049 (C)	836,795	870,727
OneMain Direct Auto Receivables Trust
Series 2018-1A, Class C,
3.85%, 10/14/2025 (C)	148,000	149,015
Series 2018-1A, Class D,
4.40%, 01/14/2028 (C)	147,000	147,865
Planet Fitness Master Issuer LLC Series 2019-1A, Class A2, 3.86%, 12/05/2049 (C)	740,280	637,722
PRPM LLC
Series 2019-2A, Class A1,
3.97% (D), 04/25/2024 (C)	537,581	541,682
Series 2019-3A, Class A1,
3.35% (D), 07/25/2024 (C)	403,573	405,664
Series 2019-4A, Class A1,
3.35% (D), 11/25/2024 (C)	567,975	568,040
Series 2020-1A, Class A1,
2.98% (D), 02/25/2025 (C)	225,870	224,440
Santander Consumer Auto Receivables Trust Series 2020-AA, Class A, 1.37%, 10/15/2024 (C)	686,176	690,156
Santander Drive Auto Receivables Trust Series 2020-1, Class A2A, 2.07%, 01/17/2023	402,000	405,287
Station Place Securitization Trust Series 2019-10, Class A, 1-Month LIBOR + 0.90%, 1.08% (D), 10/24/2020 (C)	1,935,000	1,934,923
Taco Bell Funding LLC Series 2018-1A, Class A2II, 4.94%, 11/25/2048 (C)	167,450	180,963
United Auto Credit Securitization Trust Series 2019-1, Class C, 3.16%, 08/12/2024 (C)	330,000	334,066
Wendy’s Funding LLC
Series 2018-1A, Class A2I,
3.57%, 03/15/2048 (C)	269,100	278,909
Series 2018-1A, Class A2II,
3.88%, 03/15/2048 (C)	75,075	79,291
Series 2019-1A, Class A2I,
3.78%, 06/15/2049 (C)	433,160	457,248

Total Asset-Backed Securities (Cost $19,406,350)		19,594,759

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES - 23.1%
Aerospace & Defense - 1.2%
BAE Systems PLC 3.40%, 04/15/2030 (C)	$ 458,000	$ 498,839
Boeing Co.
2.25%, 06/15/2026	123,000	118,878
3.60%, 05/01/2034	1,041,000	982,412
4.51%, 05/01/2023	1,218,000	1,286,730
4.88%, 05/01/2025	393,000	428,293
5.71%, 05/01/2040	996,000	1,133,860
5.81%, 05/01/2050	585,000	690,877
5.93%, 05/01/2060	456,000	540,767
General Dynamics Corp.
3.25%, 04/01/2025	724,000	802,932
3.50%, 04/01/2027	1,047,000	1,197,068
4.25%, 04/01/2050	205,000	265,307
Huntington Ingalls Industries, Inc.
3.84%, 05/01/2025 (C)	726,000	788,309
4.20%, 05/01/2030 (C)	1,304,000	1,453,028
5.00%, 11/15/2025 (C)	1,080,000	1,118,178
Northrop Grumman Corp.
4.40%, 05/01/2030	726,000	880,116
5.15%, 05/01/2040	316,000	420,649
5.25%, 05/01/2050	406,000	582,391

		13,188,634

Air Freight & Logistics - 0.2%
United Parcel Service, Inc.
3.90%, 04/01/2025	612,000	694,485
5.20%, 04/01/2040	350,000	483,228
5.30%, 04/01/2050 (E)	611,000	879,299

		2,057,012

Automobiles - 0.1%
General Motors Co.
4.20%, 10/01/2027	337,000	343,387
5.00%, 10/01/2028	868,000	923,315
5.40%, 04/01/2048	91,000	89,238

		1,355,940

Banks - 3.0%
Bank of America Corp.
Fixed until 04/29/2030, 2.59% (D), 04/29/2031	2,849,000	3,014,657
Fixed until 04/24/2027, 3.71% (D), 04/24/2028	1,751,000	1,979,270
Fixed until 03/05/2028, 3.97% (D), 03/05/2029, MTN	448,000	513,262
Fixed until 03/17/2025 (F), 6.10% (D)	435,000	458,925
Fixed until 09/05/2024 (F), 6.25% (D)	993,000	1,027,825
BNP Paribas SA
Fixed until 11/19/2024, 2.82% (D), 11/19/2025 (C)	475,000	497,438
Fixed until 01/13/2030, 3.05% (D), 01/13/2031 (C)	878,000	924,791
Fixed until 01/10/2024, 4.71% (D), 01/10/2025 (C)	626,000	692,861
Citigroup, Inc.
Fixed until 01/10/2027, 3.89% (D), 01/10/2028	1,944,000	2,191,281
Fixed until 03/31/2030, 4.41% (D), 03/31/2031	1,312,000	1,556,714

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. (continued)
Fixed until 02/15/2023 (F), 5.90% (D)	$ 96,000	$ 95,460
Fixed until 01/30/2023 (F), 5.95% (D)	755,000	753,005
Fixed until 05/15/2025 (F), 5.95% (D)	496,000	492,528
Citizens Financial Group, Inc.
3.75%, 07/01/2024	188,000	202,103
4.30%, 12/03/2025	446,000	499,038
4.35%, 08/01/2025	177,000	195,912
Credit Agricole SA Fixed until 06/16/2025, 1.91% (D), 06/16/2026 (C)	364,000	369,313
First Republic Bank 4.63%, 02/13/2047	385,000	462,182
JPMorgan Chase & Co.
Fixed until 04/22/2025, 2.08% (D), 04/22/2026	3,183,000	3,305,923
Fixed until 05/13/2030, 2.96% (D), 05/13/2031	2,638,000	2,797,819
Fixed until 01/29/2026, 3.96% (D), 01/29/2027	1,548,000	1,763,245
Fixed until 12/05/2028, 4.45% (D), 12/05/2029	1,429,000	1,711,379
Wells Fargo & Co.
Fixed until 06/02/2023, 1.65% (D), 06/02/2024, MTN	1,118,000	1,135,677
Fixed until 02/11/2025, 2.16% (D), 02/11/2026, MTN	1,885,000	1,942,765
Fixed until 04/30/2025, 2.19% (D), 04/30/2026	1,789,000	1,849,768
Fixed until 10/30/2029, 2.88% (D), 10/30/2030, MTN	1,113,000	1,190,680
Fixed until 06/15/2025 (F), 5.88% (D) (E)	1,016,000	1,056,000

		32,679,821

Beverages - 0.8%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.90%, 02/01/2046	964,000	1,179,633
Anheuser-Busch InBev Worldwide, Inc. 4.35%, 06/01/2040	655,000	746,139
Coca-Cola Co. 3.38%, 03/25/2027	751,000	861,243
Coca-Cola Femsa SAB de CV 2.75%, 01/22/2030	554,000	586,033
Diageo Capital PLC
1.38%, 09/29/2025	643,000	654,446
2.00%, 04/29/2030	606,000	626,939
2.13%, 04/29/2032	486,000	503,926
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	646,000	666,775
Keurig Dr. Pepper, Inc.
3.20%, 05/01/2030	204,000	226,945
3.80%, 05/01/2050	465,000	525,430
4.60%, 05/25/2028	1,005,000	1,205,439
PepsiCo, Inc.
2.25%, 03/19/2025	659,000	704,290
2.63%, 03/19/2027 (E)	204,000	223,006

		8,710,244

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.3%
AbbVie, Inc.
2.60%, 11/21/2024 (C)	$ 669,000	$ 710,218
2.80%, 03/15/2023 (C)	48,000	49,850
3.25%, 10/01/2022 (C)	606,000	635,064
3.45%, 03/15/2022 (C)	1,120,000	1,164,868
3.80%, 03/15/2025 (C)	724,000	803,289

		3,363,289

Capital Markets - 1.7%
Bank of New York Mellon Corp. Fixed until 09/20/2025 (F), 4.70% (D)	1,728,000	1,797,120
Cboe Global Markets, Inc. 3.65%, 01/12/2027	525,000	589,896
Charles Schwab Corp. 4.20%, 03/24/2025	885,000	1,015,461
Fixed until 06/01/2025 (F), 5.38% (D)	2,968,000	3,170,774
Goldman Sachs Group, Inc. 3.50%, 04/01/2025	3,028,000	3,320,225
3-Month LIBOR + 3.92%, 4.37% (D), 07/31/2020 (F)	1,698,000	1,556,557
Morgan Stanley
Fixed until 04/28/2025, 2.19% (D), 04/28/2026	2,472,000	2,573,869
3.95%, 04/23/2027	1,014,000	1,141,236
4.35%, 09/08/2026, MTN	780,000	899,403
MSCI, Inc.
3.63%, 09/01/2030 (C)	693,000	689,535
3.88%, 02/15/2031 (C)	962,000	981,240
4.00%, 11/15/2029 (C)	88,000	89,760
Raymond James Financial, Inc.
4.65%, 04/01/2030	404,000	481,450
4.95%, 07/15/2046	541,000	654,442
5.63%, 04/01/2024 (E)	227,000	258,071

		19,219,039

Chemicals - 0.1%
Ecolab, Inc. 4.80%, 03/24/2030	478,000	605,712

Commercial Services & Supplies - 0.3%
Aramark Services, Inc. 6.38%, 05/01/2025 (C)	1,717,000	1,773,026
Cos.tar Group, Inc. 2.80%, 07/15/2030 (C)	1,144,000	1,170,731

		2,943,757

Construction Materials - 0.1%
Vulcan Materials Co. 3.50%, 06/01/2030	572,000	623,096

Consumer Finance - 0.1%
General Motors Financial Co., Inc.
4.30%, 07/13/2025	190,000	198,086
4.35%, 04/09/2025 - 01/17/2027	922,000	965,732

		1,163,818

Containers & Packaging - 0.1%
Avery Dennison Corp. 2.65%, 04/30/2030 (E)	1,053,000	1,079,263

Diversified Financial Services - 0.0% (B)
USAA Capital Corp. 2.13%, 05/01/2030 (C)	150,000	154,473

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 0.6%
AT&T, Inc.
3.60%, 07/15/2025	$ 393,000	$ 436,575
4.50%, 03/09/2048	658,000	777,809
4.75%, 05/15/2046	400,000	479,536
4.85%, 03/01/2039	444,000	535,519
5.25%, 03/01/2037	259,000	320,241
CenturyLink, Inc.
5.80%, 03/15/2022	356,000	365,790
6.45%, 06/15/2021	639,000	653,505
Level 3 Financing, Inc. 3.88%, 11/15/2029 (C) (E)	1,116,000	1,176,621
Verizon Communications, Inc.
2.63%, 08/15/2026	711,000	773,602
3.00%, 03/22/2027	451,000	500,312
4.00%, 03/22/2050	273,000	349,183
4.52%, 09/15/2048	83,000	109,793
4.86%, 08/21/2046	322,000	437,262

		6,915,748

Electric Utilities - 0.9%
AEP Transmission Co. LLC 3.65%, 04/01/2050	577,000	667,111
Berkshire Hathaway Energy Co. 4.25%, 10/15/2050 (C)	817,000	1,028,837
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	529,000	572,538
NRG Energy, Inc.
6.63%, 01/15/2027	967,000	1,009,306
7.25%, 05/15/2026	911,000	961,105
Oncor Electric Delivery Co. LLC 3.80%, 06/01/2049	659,000	797,829
Pacific Gas & Electric Co.
2.10%, 08/01/2027	409,000	404,767
2.50%, 02/01/2031	840,000	821,797
PPL WEM, Ltd. / Western Power Distribution PLC 5.38%, 05/01/2021 (C)	2,144,000	2,196,032
Southern Co. 3.70%, 04/30/2030	1,616,000	1,832,757

		10,292,079

Electronic Equipment, Instruments & Components - 0.4%
Keysight Technologies, Inc. 3.00%, 10/30/2029	1,020,000	1,103,541
Trimble, Inc.
4.75%, 12/01/2024	853,000	927,987
4.90%, 06/15/2028	1,989,000	2,283,119

		4,314,647

Equity Real Estate Investment Trusts - 0.7%
Alexandria Real Estate Equities, Inc. 4.90%, 12/15/2030	972,000	1,210,638
Camden Property Trust 2.80%, 05/15/2030	1,240,000	1,341,455
Crown Castle International Corp.
3.10%, 11/15/2029	806,000	864,023
3.65%, 09/01/2027	468,000	523,003
4.30%, 02/15/2029	564,000	654,016
Equinix, Inc.
1.80%, 07/15/2027	1,174,000	1,173,378

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Equinix, Inc. (continued)
2.15%, 07/15/2030	$ 533,000	$ 528,325
2.63%, 11/18/2024	493,000	524,858
2.90%, 11/18/2026	412,000	444,103
3.20%, 11/18/2029	928,000	1,009,256

		8,273,055

Food & Staples Retailing - 0.5%
Alimentation Couche-Tard, Inc. 2.95%, 01/25/2030 (C)	267,000	276,840
Sysco Corp.
2.40%, 02/15/2030	252,000	249,103
2.50%, 07/15/2021	258,000	262,458
5.65%, 04/01/2025	771,000	899,963
5.95%, 04/01/2030	1,420,000	1,783,671
6.60%, 04/01/2040 - 04/01/2050	1,643,000	2,240,616

		5,712,651

Food Products - 0.4%
Campbell Soup Co.
3.95%, 03/15/2025	309,000	347,033
Cargill, Inc.
1.38%, 07/23/2023 (C)	279,000	283,815
2.13%, 04/23/2030 (C)	410,000	429,791
J.M. Smucker Co.
2.38%, 03/15/2030	579,000	591,165
3.55%, 03/15/2050	272,000	280,638
JBS USA LUX SA / JBS USA Finance, Inc.
6.75%, 02/15/2028 (C)	264,000	278,853
Mars, Inc.
2.70%, 04/01/2025 (C)	397,000	424,931
4.20%, 04/01/2059 (C)	254,000	325,830
Mondelez International Holdings BV
2.25%, 09/19/2024 (C)	875,000	920,508
Mondelez International, Inc.
2.13%, 04/13/2023	296,000	306,577
2.75%, 04/13/2030	146,000	157,160

		4,346,301

Gas Utilities - 0.0% (B)
East Ohio Gas Co.
1.30%, 06/15/2025 (C)	141,000	141,664
2.00%, 06/15/2030 (C)	130,000	129,871
3.00%, 06/15/2050 (C)	189,000	188,164

		459,699

Health Care Equipment & Supplies - 0.4%
Baxter International, Inc.
3.75%, 10/01/2025 (C)	967,000	1,101,733
3.95%, 04/01/2030 (C)	671,000	794,873
Boston Scientific Corp.
3.75%, 03/01/2026	474,000	538,238
4.00%, 03/01/2029	246,000	281,480
4.70%, 03/01/2049	395,000	503,933
DH Europe Finance II SARL
2.20%, 11/15/2024	463,000	486,623
2.60%, 11/15/2029	254,000	270,310
3.40%, 11/15/2049	137,000	154,350

		4,131,540

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services - 1.4%
Centene Corp.
3.38%, 02/15/2030	$ 741,000	$ 748,195
4.25%, 12/15/2027	1,171,000	1,208,367
4.63%, 12/15/2029	1,380,000	1,455,900
4.75%, 05/15/2022	53,000	53,596
5.38%, 06/01/2026 (C)	1,238,000	1,283,385
Cigna Corp.
2.40%, 03/15/2030	402,000	417,121
3.20%, 03/15/2040	183,000	193,856
3.40%, 09/17/2021	154,000	159,115
3.40%, 03/15/2050 (E)	276,000	297,015
CVS Health Corp.
3.00%, 08/15/2026	119,000	130,239
4.10%, 03/25/2025	932,000	1,054,038
4.13%, 04/01/2040	499,000	589,034
4.25%, 04/01/2050	246,000	293,957
4.30%, 03/25/2028	578,000	676,011
5.05%, 03/25/2048	399,000	522,647
DaVita, Inc.
4.63%, 06/01/2030 (C)	902,000	897,670
HCA, Inc.
3.50%, 09/01/2030	1,440,000	1,386,968
5.38%, 02/01/2025 - 09/01/2026	648,000	697,442
5.63%, 09/01/2028	264,000	294,690
5.88%, 02/15/2026 - 02/01/2029	650,000	726,982
Molina Healthcare, Inc. 4.38%, 06/15/2028 (C)	2,430,000	2,426,962

		15,513,190

Hotels, Restaurants & Leisure - 0.6%
Choice Hotels International, Inc.
3.70%, 12/01/2029	917,000	918,623
GLP Capital, LP / GLP Financing II, Inc.
3.35%, 09/01/2024	159,000	158,873
4.00%, 01/15/2030 - 01/15/2031	1,437,000	1,424,975
5.25%, 06/01/2025	310,000	337,094
5.30%, 01/15/2029	73,000	78,992
5.38%, 04/15/2026	593,000	647,906
Marriott International, Inc.
5.75%, 05/01/2025	1,221,000	1,326,442
McDonald’s Corp.
3.30%, 07/01/2025, MTN	305,000	338,836
3.50%, 07/01/2027, MTN	960,000	1,090,069
3.63%, 09/01/2049, MTN	328,000	359,893
MGM Resorts International
7.75%, 03/15/2022	148,000	150,960

		6,832,663

Household Durables - 0.1%
MDC Holdings, Inc.
5.50%, 01/15/2024	569,000	608,830

Household Products - 0.1%
Procter & Gamble Co.
3.00%, 03/25/2030	241,000	275,916
3.55%, 03/25/2040	319,000	383,531
3.60%, 03/25/2050	256,000	321,682

		981,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Industrial Conglomerates - 0.1%
General Electric Co.
3.45%, 05/01/2027	$ 376,000	$ 384,841
Fixed until 01/21/2021 (F), 5.00% (D)	850,000	663,918
6.75%, 03/15/2032, MTN	510,000	620,443

		1,669,202

Insurance - 0.1%
Brown & Brown, Inc.
4.50%, 03/15/2029	591,000	636,874

Internet & Direct Marketing Retail - 0.4%
Booking Holdings, Inc.
4.10%, 04/13/2025	2,101,000	2,358,118
4.50%, 04/13/2027	1,206,000	1,385,169
4.63%, 04/13/2030	842,000	993,830

		4,737,117

IT Services - 1.1%
Broadridge Financial Solutions, Inc.
2.90%, 12/01/2029	1,846,000	1,973,195
Global Payments, Inc.
2.90%, 05/15/2030	865,000	907,692
3.20%, 08/15/2029	273,000	292,448
4.80%, 04/01/2026	745,000	871,949
Leidos, Inc.
2.95%, 05/15/2023 (C)	163,000	169,797
3.63%, 05/15/2025 (C)	633,000	689,786
4.38%, 05/15/2030 (C)	901,000	1,014,932
Mastercard, Inc.
3.30%, 03/26/2027	903,000	1,022,731
3.35%, 03/26/2030	973,000	1,124,783
PayPal Holdings, Inc.
1.35%, 06/01/2023	243,000	247,742
1.65%, 06/01/2025	451,000	466,220
2.30%, 06/01/2030	522,000	545,196
2.40%, 10/01/2024	491,000	521,128
2.65%, 10/01/2026	1,084,000	1,178,017
3.25%, 06/01/2050	719,000	778,598

		11,804,214

Leisure Products - 0.3%
Hasbro, Inc.
3.00%, 11/19/2024	520,000	544,518
3.55%, 11/19/2026	691,000	730,203
3.90%, 11/19/2029	1,443,000	1,502,667

		2,777,388

Life Sciences Tools & Services - 0.2%
Thermo Fisher Scientific, Inc.
4.13%, 03/25/2025	561,000	639,637
4.50%, 03/25/2030	1,149,000	1,424,112

		2,063,749

Machinery - 0.5%
Otis Worldwide Corp.
2.06%, 04/05/2025 (C) (E)	599,000	628,405
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/2025	967,000	985,371
3.45%, 11/15/2026	233,000	239,846
4.40%, 03/15/2024	855,000	906,422
4.95%, 09/15/2028	2,380,000	2,652,610

		5,412,654

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media - 0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital
2.80%, 04/01/2031	$ 1,804,000	$ 1,827,491
3.70%, 04/01/2051	926,000	908,237
4.80%, 03/01/2050	692,000	765,921
5.38%, 05/01/2047	177,000	209,022
6.48%, 10/23/2045	221,000	292,217
Comcast Corp.
3.10%, 04/01/2025	283,000	311,841
3.15%, 03/01/2026	297,000	331,819
3.30%, 04/01/2027	770,000	863,532
3.75%, 04/01/2040	307,000	359,463
4.60%, 10/15/2038	347,000	441,261
CSC Holdings LLC
4.13%, 12/01/2030 (C)	1,154,000	1,143,902
Fox Corp.
4.03%, 01/25/2024	362,000	401,259
Sirius XM Radio, Inc.
4.13%, 07/01/2030 (C)	1,387,000	1,371,687

		9,227,652

Metals & Mining - 0.4%
Allegheny Technologies, Inc.
5.88%, 12/01/2027 (E)	893,000	826,025
Constellium SE
5.75%, 05/15/2024 (C)	991,000	991,000
Hudbay Minerals, Inc.
7.25%, 01/15/2023 (C)	1,059,000	1,043,115
Reliance Steel & Aluminum Co.
4.50%, 04/15/2023	644,000	690,693
Steel Dynamics, Inc.
5.50%, 10/01/2024	987,000	1,014,142

		4,564,975

Multi-Utilities - 0.4%
Ameren Corp.
3.50%, 01/15/2031	2,373,000	2,663,976
Black Hills Corp.
2.50%, 06/15/2030	348,000	359,590
Dominion Energy, Inc.
3.38%, 04/01/2030 (E)	1,207,000	1,332,323

		4,355,889

Multiline Retail - 0.2%
Dollar General Corp.
3.50%, 04/03/2030	664,000	745,833
4.13%, 04/03/2050	641,000	767,029
Nordstrom, Inc.
4.38%, 04/01/2030	1,088,000	853,616

		2,366,478

Oil, Gas & Consumable Fuels - 0.8%
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/2029 (C)	1,693,000	1,727,320
Energy Transfer Operating, LP
4.95%, 06/15/2028	78,000	83,764
5.50%, 06/01/2027	327,000	364,475
5.88%, 01/15/2024	259,000	288,345
Hess Midstream Operations, LP
5.13%, 06/15/2028 (C)	1,320,000	1,270,394

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.
4.30%, 03/01/2028	$ 234,000	$ 265,195
NGPL PipeCo LLC
4.38%, 08/15/2022 (C)	822,000	847,797
ONEOK, Inc.
5.85%, 01/15/2026	322,000	367,519
6.35%, 01/15/2031	688,000	805,350
7.15%, 01/15/2051	180,000	218,663
Plains All American Pipeline, LP / PAA Finance Corp.
4.65%, 10/15/2025	328,000	350,317
TransCanada PipeLines, Ltd.
4.10%, 04/15/2030	1,410,000	1,605,768
WPX Energy, Inc.
4.50%, 01/15/2030 (E)	1,025,000	902,000

		9,096,907

Paper & Forest Products - 0.1%
Georgia-Pacific LLC
3.16%, 11/15/2021 (C) (E)	1,045,000	1,074,240

Pharmaceuticals - 0.2%
Bristol-Myers Squibb Co.
3.40%, 07/26/2029 (C)	444,000	517,262
Elanco Animal Health, Inc.
5.02%, 08/28/2023	371,000	389,550
Pfizer, Inc.
2.63%, 04/01/2030	283,000	311,758
Takeda Pharmaceutical Co., Ltd.
3.03%, 07/09/2040 (G)	276,000	278,032
3.38%, 07/09/2060 (G)	276,000	275,587
Upjohn, Inc.
1.65%, 06/22/2025 (C)	176,000	179,455
2.30%, 06/22/2027 (C)	204,000	210,433
3.85%, 06/22/2040 (C)	204,000	219,229

		2,381,306

Professional Services - 0.7%
Equifax, Inc.
2.60%, 12/01/2024 - 12/15/2025	2,269,000	2,406,921
3.10%, 05/15/2030	867,000	924,840
Experian Finance PLC
2.75%, 03/08/2030 (C)	1,858,000	1,980,207
IHS Markit, Ltd.
4.75%, 02/15/2025 (C)	767,000	859,040
5.00%, 11/01/2022 (C)	94,000	100,794
Verisk Analytics, Inc.
3.63%, 05/15/2050	600,000	679,257
5.50%, 06/15/2045	349,000	478,639

		7,429,698

Real Estate Management & Development - 0.1%
Jones Lang LaSalle, Inc.
4.40%, 11/15/2022 (E)	711,000	745,311

Semiconductors & Semiconductor Equipment - 1.0%
Analog Devices, Inc.
2.95%, 04/01/2025 (E)	534,000	578,496
Broadcom, Inc.
3.15%, 11/15/2025 (C)	1,268,000	1,349,561
4.15%, 11/15/2030 (C)	1,045,000	1,135,582

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc. (continued)
4.30%, 11/15/2032 (C)	$ 836,000	$ 917,241
4.70%, 04/15/2025 (C)	1,409,000	1,587,625
Lam Research Corp.
4.00%, 03/15/2029	179,000	212,732
Marvell Technology Group, Ltd.
4.20%, 06/22/2023	358,000	384,690
4.88%, 06/22/2028	1,312,000	1,578,203
Microchip Technology, Inc.
2.67%, 09/01/2023 (C)	1,296,000	1,333,949
4.25%, 09/01/2025 (C)	1,015,000	1,021,459
Micron Technology, Inc.
2.50%, 04/24/2023	1,262,000	1,311,550

		11,411,088

Software - 0.2%
Intuit, Inc.
0.95%, 07/15/2025	192,000	192,416
1.35%, 07/15/2027	201,000	201,925
VMware, Inc.
4.50%, 05/15/2025	891,000	974,836
4.65%, 05/15/2027	999,000	1,104,260

		2,473,437

Specialty Retail - 0.6%
AutoZone, Inc.
3.75%, 04/18/2029	835,000	948,910
Lowe’s Cos., Inc.
4.00%, 04/15/2025	1,085,000	1,236,446
4.50%, 04/15/2030	952,000	1,167,907
5.00%, 04/15/2040	409,000	533,278
5.13%, 04/15/2050	785,000	1,071,336
O’Reilly Automotive, Inc.
3.60%, 09/01/2027	22,000	24,725
3.90%, 06/01/2029 (E)	964,000	1,108,641
4.35%, 06/01/2028	166,000	193,541

		6,284,784

Technology Hardware, Storage & Peripherals - 0.1%
Dell International LLC / EMC Corp.
5.88%, 06/15/2021 (C)	1,198,000	1,198,359

Water Utilities - 0.2%
American Water Capital Corp.
2.80%, 05/01/2030	761,000	829,012
3.45%, 05/01/2050	904,000	1,014,778

		1,843,790

Wireless Telecommunication Services - 0.5%
T-Mobile USA, Inc.
1.50%, 02/15/2026 (C)	250,000	249,982
2.05%, 02/15/2028 (C)	231,000	231,109
2.55%, 02/15/2031 (C)	313,000	314,102
3.50%, 04/15/2025 (C)	900,000	979,551
3.75%, 04/15/2027 (C)	2,295,000	2,543,250
3.88%, 04/15/2030 (C)	772,000	859,205
6.38%, 03/01/2025	852,000	875,430

		6,052,629

Total Corporate Debt Securities (Cost $237,331,724)		255,133,371

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
LOAN ASSIGNMENT - 0.2%
Pharmaceuticals - 0.2%
Elanco Animal Health, Inc. Term Loan B, TBD, 02/04/2027 (G) (H)	$ 2,115,449	$ 2,014,965

Total Loan Assignment (Cost $2,115,449)		2,014,965

MORTGAGE-BACKED SECURITIES - 3.0%
Angel Oak Mortgage Trust
Series 2019-5, Class A1,
2.59% (D), 10/25/2049 (C)	528,931	535,827
Series 2019-6, Class A1,
2.62% (D), 11/25/2059 (C)	617,000	621,485
Angel Oak Mortgage Trust I LLC
Series 2018-2, Class A1,
3.67% (D), 07/27/2048 (C)	101,666	103,656
Angel Oak Mortgage Trust LLC
Series 2020-3, Class A2,
2.41% (D), 04/25/2065 (C) (I)	742,000	741,992
Arroyo Mortgage Trust
Series 2018-1, Class A1,
3.76% (D), 04/25/2048 (C)	210,578	216,177
BANK
Series 2018-BN12, Class A4,
4.26% (D), 05/15/2061	228,438	269,114
Series 2019-BN17, Class A4,
3.71%, 04/15/2052	507,810	587,947
Series 2019-BN18, Class A4,
3.58%, 05/15/2062	863,429	994,253
Series 2019-BN20, Class A3,
3.01%, 09/15/2062	415,539	460,138
Series 2019-BN23, Class A3,
2.92%, 12/15/2052	747,529	824,409
Series 2019-BN24, Class A3,
2.96%, 11/15/2062	186,400	206,445
BBCMS Mortgage Trust
Series 2015-SRCH, Class A2,
4.20%, 08/10/2035 (C)	715,000	791,891
Series 2017-DELC, Class A,
1-Month LIBOR + 0.85%, 1.03% (D), 08/15/2036 (C)	422,000	402,987
Benchmark Mortgage Trust
Series 2020-B16, Class A5,
2.73%, 02/15/2053	466,000	506,188
BX Commercial Mortgage Trust
Series 2018-IND, Class A,
1-Month LIBOR + 0.75%, 0.93% (D), 11/15/2035 (C)	768,083	760,423
Series 2019-XL, Class A,
1-Month LIBOR + 0.92%, 1.10% (D), 10/15/2036 (C)	957,311	950,025
Series 2019-XL, Class B,
1-Month LIBOR + 1.08%, 1.26% (D), 10/15/2036 (C)	154,775	152,063
BX Trust
Series 2019-OC11, Class A,
3.20%, 12/09/2041 (C)	962,000	1,002,173
Series 2019-OC11, Class B,
3.61%, 12/09/2041 (C)	481,000	483,463

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BX Trust (continued)
Series 2019-OC11, Class C,
3.86%, 12/09/2041 (C)	$ 481,000	$ 458,037
Series 2019-OC11, Class D,
4.08% (D), 12/09/2041 (C)	722,000	666,974
Series 2019-OC11, Class E,
4.08% (D), 12/09/2041 (C)	184,000	163,032
BXP Trust
Series 2017-GM, Class A,
3.38%, 06/13/2039 (C)	324,000	354,802
Chase Home Lending Mortgage Trust Series 2019-ATR2, Class A11, 1-Month LIBOR + 0.90%, 1.08% (D), 07/25/2049 (C)	122,156	121,277
CHT Mortgage Trust Series 2017-CSMO, Class A, 1-Month LIBOR + 0.93%, 1.11% (D), 11/15/2036 (C)	526,491	503,409
COLT Mortgage Loan Trust
Series 2020-2, Class A1,
1.85% (D), 03/25/2065 (C)	461,000	461,447
Series 2020-3, Class A1,
1.51% (D), 04/27/2065 (C)	436,000	436,730
Connecticut Avenue Securities Trust
Series 2019-R02, Class 1M2, 1-Month LIBOR + 2.30%, 2.48% (D), 08/25/2031 (C)	377,814	372,131
Series 2019-R03, Class 1M2,
1-Month LIBOR + 2.15%, 2.33% (D), 09/25/2031 (C)	875,428	864,455
Series 2019-R05, Class 1M2,
1-Month LIBOR + 2.00%, 2.18% (D), 07/25/2039 (C)	1,120,314	1,095,759
Series 2019-R07, Class 1M2,
1-Month LIBOR + 2.10%, 2.28% (D), 10/25/2039 (C)	1,190,402	1,153,882
Series 2020-R01, Class 1M1,
1-Month LIBOR + 0.80%, 0.98% (D), 01/25/2040 (C)	348,979	346,994
Series 2020-R02, Class 2M2,
1-Month LIBOR + 2.00%, 2.18% (D), 01/25/2040 (C)	1,087,655	1,029,685
Great Wolf Trust
Series 2019-WOLF, Class A,
1-Month LIBOR + 1.03%, 1.22% (D), 12/15/2036 (C)	230,000	220,875
Series 2019-WOLF, Class B,
1-Month LIBOR + 1.33%, 1.52% (D), 12/15/2036 (C)	258,000	241,855
Series 2019-WOLF, Class C,
1-Month LIBOR + 1.63%, 1.82% (D), 12/15/2036 (C)	287,000	265,449
GS Mortgage Securities Corp. II
Series 2018-GS10, Class A5,
4.16% (D), 07/10/2051	326,340	381,677
GS Mortgage Securities Trust
Series 2018-GS9, Class A4,
3.99% (D), 03/10/2051	543,155	620,020

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Trust (continued)
Series 2020-GC45, Class A5,
2.91%, 02/13/2053	$ 465,000	$ 508,919
Series 2020-GC47, Class A5,
2.38%, 05/12/2053	628,000	661,858
JPMorgan Mortgage Trust
Series 2019-5, Class A11,
1-Month LIBOR + 0.90%, 1.08% (D), 11/25/2049 (C)	68,464	68,208
Series 2019-7, Class A11,
1-Month LIBOR + 0.90%, 1.08% (D), 02/25/2050 (C)	446,739	445,065
Series 2019-INV1, Class A11,
1-Month LIBOR + 0.95%, 1.13% (D), 10/25/2049 (C)	259,718	259,227
Series 2019-LTV2, Class A11,
1-Month LIBOR + 0.90%, 1.08% (D), 12/25/2049 (C)	320,518	318,330
Series 2020-3, Class A11,
1-Month LIBOR + 2.00%, 2.17% (D), 08/25/2050 (C)	322,490	328,565
Series 2020-4, Class A11,
1-Month LIBOR + 1.25%, 1.44% (D), 11/25/2050 (C) (I)	404,000	403,986
Mello Warehouse Securitization Trust Series 2018-W1, Class A, 1-Month LIBOR + 0.85%, 1.03% (D), 11/25/2051 (C)	1,102,667	1,100,247
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4,
3.81%, 12/15/2048	440,000	486,153
Series 2016-UB11, Class A4,
2.78%, 08/15/2049	560,000	597,111
Series 2018-H3, Class A5,
4.18%, 07/15/2051	476,664	557,937
Series 2018-H4, Class A4,
4.31%, 12/15/2051	713,689	847,964
Series 2019-H6, Class A4,
3.42%, 06/15/2052	289,219	325,788
New Residential Mortgage Loan Trust
Series 2018-2A, Class A1,
4.50% (D), 02/25/2058 (C)	268,052	285,524
Provident Funding Mortgage Trust
Series 2020-1, Class A5,
3.00% (D), 02/25/2050 (C)	273,345	274,547
PRPM LLC
Series 2019-1A, Class A1,
4.50% (D), 01/25/2024 (C)	279,392	280,567
Sequoia Mortgage Trust
Series 2013-5, Class A1,
2.50% (D), 05/25/2043 (C)	384,201	393,372
Series 2013-7, Class A2,
3.00% (D), 06/25/2043	135,152	140,187
Series 2013-9, Class A1,
3.50%, 07/25/2043 (C)	64,689	67,261
Series 2019-3, Class A2,
3.50% (D), 09/25/2049 (C)	153,666	157,894
Series 2019-CH2, Class A1,
4.50% (D), 08/25/2049 (C) (J)	0	0

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Sequoia Mortgage Trust (continued)
Series 2020-2, Class A19,
3.50% (D), 03/25/2050 (C)	$ 210,104	$ 214,284
Spruce Hill Mortgage Loan Trust
Series 2020-SH1, Class A1,
2.52% (D), 01/28/2050 (C)	186,572	187,246
Series 2020-SH1, Class A2,
2.62% (D), 01/28/2050 (C)	466,356	467,597
Series 2020-SH2, Class A1,
3.41% (D), 06/25/2055 (C) (I)	1,579,000	1,578,979
Starwood Mortgage Residential Trust
Series 2020-2, Class A1,
2.72% (D), 04/25/2060 (C)	426,000	426,049
Towd Point HE Trust Series 2019-HE1, Class A1, 1-Month LIBOR + 0.90%, 1.08% (D), 04/25/2048 (C)	304,704	299,331
Wells Fargo Mortgage-Backed Securities Trust
Series 2019-4, Class A3,
3.50% (D), 09/25/2049 (C)	357,271	363,466
WFRBS Commercial Mortgage Trust
Series 2014-C25, Class A5,
3.63%, 11/15/2047	474,000	510,773

Total Mortgage-Backed Securities (Cost $32,556,322)		32,925,581

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.4%
Connecticut Avenue Securities Trust Series 2019-R04, Class 2M2, 1-Month LIBOR + 2.10%, 2.28% (D), 06/25/2039 (C)	555,312	539,090
Federal Home Loan Mortgage Corp.
1-Month LIBOR + 3.00%, 1.00% (D), 06/25/2050 (C)	398,000	398,000
2.50%, 12/01/2033 - 01/01/2050	2,403,137	2,529,856
3.00%, 05/01/2031 - 05/01/2050	7,683,388	8,134,391
3.50%, 07/01/2042 - 09/01/2049	6,539,785	7,068,952
4.00%, 03/01/2047 - 05/01/2048	2,245,418	2,396,786
4.50%, 03/01/2048 - 12/01/2048	646,717	707,184
5.00%, 09/01/2048	75,311	82,383
6.00%, 04/01/2040	77,016	91,548
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.75%, 0.93% (D), 02/25/2050 (C)	85,106	84,326
1-Month LIBOR + 0.77%, 0.95% (D), 11/25/2049 (C)	19,527	19,437
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Trust REMIC 1-Month LIBOR + 1.70%, 1.88% (D), 01/25/2050 (C)	827,000	790,396
Federal National Mortgage Association
2.50%, 11/01/2034 - 01/01/2050	655,883	694,781
3.00%, 10/01/2034 - 06/01/2057	18,150,215	19,358,306
3.50%, 12/01/2042 - 02/01/2057	11,570,539	12,595,155
4.00%, 06/01/2047 - 09/01/2049	5,977,344	6,448,045
4.50%, 11/01/2042 - 08/01/2048	4,454,626	4,872,776
5.00%, 07/01/2044 - 05/01/2048	979,234	1,089,076
6.00%, 02/01/2037	3,289	3,889

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association Connecticut Avenue Securities
1-Month LIBOR + 0.95%, 1.13% (D), 10/25/2029	$ 14,274	$ 14,260
1-Month LIBOR + 2.00%, 2.18% (D), 03/25/2031	915,761	879,027
1-Month LIBOR + 2.35%, 2.53% (D), 01/25/2031	340,359	332,777
1-Month LIBOR + 3.55%, 3.73% (D), 07/25/2029	561,559	570,921
1-Month LIBOR + 4.25%, 4.43% (D), 01/25/2029	407,454	421,662
1-Month LIBOR + 4.90%, 5.08% (D), 11/25/2024	103,428	106,209
1-Month LIBOR + 5.00%, 5.18% (D), 07/25/2025	646,093	658,928
1-Month LIBOR + 5.70%, 5.88% (D), 04/25/2028	327,770	344,464
1-Month LIBOR + 5.90%, 6.08% (D), 10/25/2028	173,850	180,712
Federal National Mortgage Association REMIC
3.00%, 05/25/2048 - 11/25/2049	2,382,816	2,540,232
Government National Mortgage Association
2.50%, TBA (G)	4,238,600	4,452,682
3.00%, TBA (G)	433,200	458,075
4.00%, 01/15/2045 - 05/20/2048	5,216,774	5,595,283
4.50%, 08/15/2046 - 05/20/2048	2,174,078	2,399,141
5.00%, 05/20/2048 - 04/20/2049	5,204,036	5,661,199
Uniform Mortgage-Backed Security
2.00%, TBA (G)	598,600	617,449
2.50%, TBA (G)	906,700	947,244
3.00%, TBA (G)	1,534,800	1,613,658
3.50%, TBA (G)	6,785,932	7,135,860
4.00%, TBA (G)	338,773	358,339

Total U.S. Government Agency Obligations (Cost $100,195,478)		103,192,499

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 3.9%
U.S. Treasury - 3.9%
U.S. Treasury Bond
1.13%, 05/15/2040	$ 220,000	$ 217,946
2.00%, 02/15/2050 (E)	8,223,600	9,417,950
2.38%, 11/15/2049	6,507,200	8,037,409
2.75%, 08/15/2042 (E)	9,199,400	11,793,918
U.S. Treasury Note
0.25%, 06/30/2025	6,677,900	6,664,857
0.50%, 03/31/2025 (E)	2,385,300	2,410,737
0.63%, 05/15/2030 (E)	1,608,800	1,604,338
1.50%, 02/15/2030 (E)	2,669,400	2,885,663

Total U.S. Government Obligations (Cost $41,614,473)		43,032,818

	Shares	Value
OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (K)	7,669,206	7,669,206

Total Other Investment Company (Cost $7,669,206)		7,669,206

	Principal	Value
REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp., 0.00% (K), dated 06/30/2020, to be repurchased at $24,938,150 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $25,436,953.	$ 24,938,150	24,938,150

Total Repurchase Agreement (Cost $24,938,150)		24,938,150

Total Investments (Cost $944,776,044)		1,128,470,848
Net Other Assets (Liabilities) - (2.4)%		(26,123,716)

Net Assets - 100.0%		$ 1,102,347,132

INVESTMENT VALUATION:

Valuation Inputs (L)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$639,963,628	$—	$—	$639,963,628
Right	5,871	—	—	5,871
Asset-Backed Securities	—	19,594,759	—	19,594,759
Corporate Debt Securities	—	255,133,371	—	255,133,371
Loan Assignment	—	2,014,965	—	2,014,965
Mortgage-Backed Securities	—	32,925,581	—	32,925,581
U.S. Government Agency Obligations	—	103,192,499	—	103,192,499
U.S. Government Obligations	—	43,032,818	—	43,032,818
Other Investment Company	7,669,206	—	—	7,669,206
Repurchase Agreement	—	24,938,150	—	24,938,150

Total Investments	$647,638,705	$480,832,143	$—	$1,128,470,848

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $98,911,566, representing 9.0% of the Portfolio’s net assets.
(D)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $29,865,305, collateralized by cash collateral of $7,669,206 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $22,812,476. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after June 30, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	All or a portion of the security represents an unsettled loan commitment at June 30, 2020 where the rate will be determined at time of settlement.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2020, the total value of securities is $2,724,957, representing 0.2% of the Portfolio’s net assets.
(J)	Rounds to less than $1 or $(1).
(K)	Rates disclosed reflect the yields at June 30, 2020.
(L)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $919,837,894) (including securities loaned of $29,865,305)	$1,103,532,698
Repurchase agreement, at value (cost $24,938,150)	24,938,150
Cash	2,073,457
Receivables and other assets:
Investments sold	6,484,321
When-issued, delayed-delivery, forward and TBA commitments sold	24,049,914
Net income from securities lending	2,917
Shares of beneficial interest sold	38,776
Dividends	676,426
Interest	2,551,874
Prepaid expenses	4,887

Total assets	1,164,353,420

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,669,206
Payables and other liabilities:
Investments purchased	11,555,873
When-issued, delayed-delivery, forward and TBA commitments purchased	40,663,277
Shares of beneficial interest redeemed	1,043,974
Investment management fees	690,913
Distribution and service fees	236,756
Transfer agent costs	1,568
Trustees, CCO and deferred compensation fees	6,132
Audit and tax fees	21,464
Custody fees	37,355
Legal fees	1,267
Printing and shareholder reports fees	56,219
Other accrued expenses	22,284

Total liabilities	62,006,288

Net assets	$1,102,347,132

Net assets consist of:
Capital stock ($0.01 par value)	$654,508
Additional paid-in capital	833,533,791
Total distributable earnings (accumulated losses)	268,158,833

Net assets	$1,102,347,132

Net assets by class:
Initial Class	$12,810,940
Service Class	1,089,536,192

Shares outstanding:
Initial Class	748,390
Service Class	64,702,378

Net asset value and offering price per share:
Initial Class	$17.12
Service Class	16.84

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$5,720,867
Interest income	6,941,999
Net income from securities lending	34,525
Withholding taxes on foreign income	(12,164)

Total investment income	12,685,227

Expenses:
Investment management fees	3,847,791
Distribution and service fees:
Service Class	1,316,950
Transfer agent costs	7,751
Trustees, CCO and deferred compensation fees	16,934
Audit and tax fees	22,532
Custody fees	67,863
Legal fees	27,509
Printing and shareholder reports fees	31,055
Other	28,376

Total expenses	5,366,761

Net investment income (loss)	7,318,466

Net realized gain (loss) on:
Investments	16,583,037
Foreign currency transactions	(8,074)

Net realized gain (loss)	16,574,963

Net change in unrealized appreciation (depreciation) on:
Investments	(24,280,432)

Net realized and change in unrealized gain (loss)	(7,705,469)

Net increase (decrease) in net assets resulting from operations	$(387,003)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$7,318,466	$16,377,676
Net realized gain (loss)	16,574,963	48,165,536
Net change in unrealized appreciation (depreciation)	(24,280,432)	139,506,412

Net increase (decrease) in net assets resulting from operations	(387,003)	204,049,624

Dividends and/or distributions to shareholders:
Initial Class	—	(752,433)
Service Class	—	(60,756,958)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(61,509,391)

Capital share transactions:
Proceeds from shares sold:
Initial Class	935,725	1,631,777
Service Class	26,525,828	44,790,705

	27,461,553	46,422,482

Dividends and/or distributions reinvested:
Initial Class	—	752,433
Service Class	—	60,756,958

	—	61,509,391

Cost of shares redeemed:
Initial Class	(1,513,971)	(1,428,781)
Service Class	(48,421,345)	(68,362,824)

	(49,935,316)	(69,791,605)

Net increase (decrease) in net assets resulting from capital share transactions	(22,473,763)	38,140,268

Net increase (decrease) in net assets	(22,860,766)	180,680,501

Net assets:
Beginning of period/year	1,125,207,898	944,527,397

End of period/year	$1,102,347,132	$1,125,207,898

Capital share transactions - shares:
Shares issued:
Initial Class	55,357	99,934
Service Class	1,642,671	2,803,182

	1,698,028	2,903,116

Shares reinvested:
Initial Class	—	46,939
Service Class	—	3,845,377

	—	3,892,316

Shares redeemed:
Initial Class	(94,082)	(86,981)
Service Class	(3,032,192)	(4,243,120)

	(3,126,274)	(4,330,101)

Net increase (decrease) in shares outstanding:
Initial Class	(38,725)	59,892
Service Class	(1,389,521)	2,405,439

	(1,428,246)	2,465,331

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$17.08		$14.87	$15.45	$13.47	$13.18		$13.60

Investment operations:
Net investment income (loss) (A)	0.13		0.29	0.27	0.26	0.23	(B)	0.24
Net realized and unrealized gain (loss)	(0.09)		2.93	(0.20)	2.02	0.33		(0.21)

Total investment operations	0.04		3.22	0.07	2.28	0.56		0.03

Dividends and/or distributions to shareholders:
Net investment income	—		(0.27)	(0.27)	(0.23)	(0.16)		(0.12)
Net realized gains	—		(0.74)	(0.38)	(0.07)	(0.11)		(0.33)

Total dividends and/or distributions to shareholders	—		(1.01)	(0.65)	(0.30)	(0.27)		(0.45)

Net asset value, end of period/year	$17.12		$17.08	$14.87	$15.45	$13.47		$13.18

Total return	0.23	%(C)	22.08%	0.22%	17.04%	4.33%		0.34%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,811		$13,443	$10,813	$11,503	$9,868		$10,148
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76	%(D)	0.76%	0.76%	0.77%	0.77%		0.79%
Including waiver and/or reimbursement and recapture	0.76	%(D)	0.76%	0.76%	0.77%	0.77	%(B)	0.79%
Net investment income (loss) to average net assets	1.62	%(D)	1.80%	1.73%	1.80%	1.77	%(B)	1.76%
Portfolio turnover rate	60	%(C)	87%	105%	63%	84%		75%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

Service Class
June 30, 2020 (unaudited)	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$16.82	$14.66	$15.25	$13.30	$13.02	$13.45

Investment operations:
Net investment income (loss) (A)	0.11	0.25	0.23	0.22	0.20	(B)	0.20
Net realized and unrealized gain (loss)	(0.09)	2.88	(0.21)	1.99	0.33	(0.20)

Total investment operations	0.02	3.13	0.02	2.21	0.53	0.00	(C)

Dividends and/or distributions to shareholders:
Net investment income	—	(0.23)	(0.23)	(0.19)	(0.14)	(0.10)
Net realized gains	—	(0.74)	(0.38)	(0.07)	(0.11)	(0.33)

Total dividends and/or distributions to shareholders	—	(0.97)	(0.61)	(0.26)	(0.25)	(0.43)

Net asset value, end of period/year	$16.84	$16.82	$14.66	$15.25	$13.30	$13.02

Total return	0.12	%(D)	21.77%	(0.06)%	16.73%	4.12%	0.12%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,089,536	$1,111,765	$933,714	$927,106	$758,553	$617,439
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01	%(E)	1.01%	1.01%	1.02%	1.03%	1.04%
Including waiver and/or reimbursement and recapture	1.01	%(E)	1.01%	1.01%	1.02%	1.02	%(B)	1.04%
Net investment income (loss) to average net assets	1.37	%(E)	1.56%	1.49%	1.55%	1.53	%(B)	1.51%
Portfolio turnover rate	60	%(D)	87%	105%	63%	84%	75%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $1,933.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at June 30, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,871,829	$—	$—	$—	$2,871,829
U.S. Government Obligations	4,797,377	—	—	—	4,797,377
Total Securities Lending Transactions	$7,669,206	$—	$—	$—	$7,669,206
Total Borrowings	$7,669,206	$—	$—	$—	$7,669,206

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS (continued)

events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.760%
Over $250 million up to $500 million	0.730
Over $500 million up to $1 billion	0.705
Over $1 billion	0.680

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2021
Service Class	1.15	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 382,554,742	$ 256,441,661	$ 301,960,793	$ 328,046,135

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 944,776,044	$ 200,437,832	$ (16,743,028)	$ 183,694,804

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Janus Balanced VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Janus Capital Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 1-, 3- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was above its composite benchmark for the past 1-, 3- and 5-year periods and below its composite benchmark for the past 10-year period. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on December 9, 2011 pursuant to its current investment objective and investment strategies. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$922.20	$3.97	$1,020.70	$4.17	0.83%
Service Class	1,000.00	921.00	5.16	1,019.50	5.42	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.2%
Repurchase Agreement	3.6
Other Investment Company	3.4
Net Other Assets (Liabilities)	(3.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 96.2%
Aerospace & Defense - 2.7%
L3 Harris Technologies, Inc.	85,816	$ 14,560,401
Teledyne Technologies, Inc. (A)	43,386	13,490,877

		28,051,278

Airlines - 0.7%
Ryanair Holdings PLC, ADR (A)	105,508	6,999,401

Auto Components - 0.4%
Visteon Corp. (A)	65,561	4,490,929

Banks - 0.5%
SVB Financial Group (A)	26,817	5,779,868

Biotechnology - 1.4%
Ascendis Pharma A/S, ADR (A)	17,939	2,653,178
Neurocrine Biosciences, Inc. (A)	45,631	5,566,982
Sarepta Therapeutics, Inc. (A) (B)	41,769	6,697,242

		14,917,402

Capital Markets - 4.0%
Cboe Global Markets, Inc.	69,990	6,528,667
LPL Financial Holdings, Inc.	300,204	23,535,994
MSCI, Inc.	18,192	6,072,853
TD Ameritrade Holding Corp.	163,597	5,951,659

		42,089,173

Commercial Services & Supplies - 2.1%
Cimpress PLC (A) (B)	126,296	9,641,437
Ritchie Bros Auctioneers, Inc.	295,181	12,058,144

		21,699,581

Containers & Packaging - 1.1%
Sealed Air Corp.	364,266	11,966,138

Diversified Consumer Services - 1.5%
frontdoor, Inc. (A)	132,730	5,883,921
ServiceMaster Global Holdings, Inc. (A)	265,460	9,474,267

		15,358,188

Electric Utilities - 0.6%
Alliant Energy Corp.	136,792	6,544,129

Electrical Equipment - 1.9%
Sensata Technologies Holding PLC (A)	520,406	19,374,715

Electronic Equipment, Instruments & Components - 5.1%
Dolby Laboratories, Inc., Class A	174,217	11,475,674
Flex, Ltd. (A)	911,632	9,344,228
National Instruments Corp.	345,358	13,368,808
TE Connectivity, Ltd.	234,982	19,162,782

		53,351,492

Entertainment - 0.5%
Liberty Media Corp. - Liberty Formula One, Class C (A)	153,346	4,862,602

Equity Real Estate Investment Trusts - 3.6%
Crown Castle International Corp.	117,784	19,711,152
Lamar Advertising Co., Class A	264,017	17,625,775

		37,336,927

Health Care Equipment & Supplies - 8.3%
Boston Scientific Corp. (A)	564,038	19,803,374
Cooper Cos., Inc.	64,423	18,272,940
DENTSPLY SIRONA, Inc.	166,305	7,327,398
ICU Medical, Inc. (A)	36,417	6,712,017
STERIS PLC	113,542	17,421,884
Teleflex, Inc.	28,565	10,397,089

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Varian Medical Systems, Inc. (A)	53,611	$ 6,568,420

		86,503,122

Hotels, Restaurants & Leisure - 1.8%
Aramark	249,147	5,623,248
Dunkin’ Brands Group, Inc.	200,993	13,110,773

		18,734,021

Industrial Conglomerates - 0.5%
Carlisle Cos., Inc.	45,618	5,459,106

Insurance - 6.7%
Aon PLC, Class A	125,203	24,114,098
Intact Financial Corp. (B)	185,632	17,667,583
W.R. Berkley Corp.	284,365	16,291,271
Willis Towers Watson PLC	62,216	12,253,441

		70,326,393

Internet & Direct Marketing Retail - 1.4%
Wayfair, Inc., Class A (A) (B)	73,538	14,531,844

IT Services - 12.9%
Amdocs, Ltd.	271,130	16,506,394
Broadridge Financial Solutions, Inc.	169,269	21,360,055
Edenred	184,621	8,097,129
Euronet Worldwide, Inc. (A)	46,980	4,501,624
Fidelity National Information Services, Inc.	148,738	19,944,279
Global Payments, Inc.	131,016	22,222,934
GoDaddy, Inc., Class A (A)	276,670	20,288,211
WEX, Inc. (A)	135,239	22,315,787

		135,236,413

Life Sciences Tools & Services - 5.3%
IQVIA Holdings, Inc. (A)	106,103	15,053,894
PerkinElmer, Inc.	223,922	21,964,509
PRA Health Sciences, Inc. (A)	77,632	7,552,817
Waters Corp. (A)	57,690	10,407,276

		54,978,496

Machinery - 3.0%
Ingersoll Rand, Inc. (A)	257,306	7,235,445
Middleby Corp. (A)	64,434	5,086,420
Rexnord Corp.	318,279	9,277,833
Westinghouse Air Brake Technologies Corp.	172,771	9,946,426

		31,546,124

Pharmaceuticals - 3.4%
Bristol-Myers Squibb Co.	104,160	6,124,608
Catalent, Inc. (A)	220,229	16,142,786
Elanco Animal Health, Inc. (A)	307,188	6,589,182
Royalty Pharma PLC, Class A (A)	148,589	7,213,996

		36,070,572

Professional Services - 4.0%
CoStar Group, Inc. (A)	20,640	14,668,229
IHS Markit, Ltd.	119,314	9,008,207
Verisk Analytics, Inc.	108,813	18,519,972

		42,196,408

Semiconductors & Semiconductor Equipment - 8.8%
KLA Corp.	104,315	20,287,181
Lam Research Corp.	51,723	16,730,322
Microchip Technology, Inc.	266,481	28,063,114
ON Semiconductor Corp. (A)	812,698	16,107,674
Xilinx, Inc.	108,901	10,714,770

		91,903,061

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Software - 11.1%
Atlassian Corp. PLC, Class A (A)	90,267	$ 16,272,432
Ceridian HCM Holding, Inc. (A)	101,214	8,023,234
Constellation Software, Inc.	31,856	35,969,169
Dynatrace, Inc. (A)	107,267	4,355,040
Nice, Ltd., ADR (A) (B)	147,075	27,832,473
SS&C Technologies Holdings, Inc.	423,358	23,911,260

		116,363,608

Specialty Retail - 1.5%
CarMax, Inc. (A)	170,062	15,229,052

Textiles, Apparel & Luxury Goods - 0.7%
Gildan Activewear, Inc.	457,828	7,091,756

Trading Companies & Distributors - 0.7%
Ferguson PLC	85,323	6,976,566

Total Common Stocks (Cost $739,394,521)		1,005,968,365

OTHER INVESTMENT COMPANY - 3.4%
Securities Lending Collateral - 3.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (C)	35,010,860	35,010,860

Total Other Investment Company (Cost $35,010,860)		35,010,860

Principal	Value
REPURCHASE AGREEMENT - 3.6%

Fixed Income Clearing Corp., 0.00% (C), dated 06/30/2020, to be repurchased at $37,541,830 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $38,292,681.

$ 37,541,830	$ 37,541,830

Total Repurchase Agreement (Cost $37,541,830)	37,541,830

Total Investments (Cost $811,947,211)	1,078,521,055
Net Other Assets (Liabilities) - (3.2)%	(33,822,885)

Net Assets - 100.0%	$ 1,044,698,170

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$990,894,670	$15,073,695	$—	$1,005,968,365
Other Investment Company	35,010,860	—	—	35,010,860
Repurchase Agreement	—	37,541,830	—	37,541,830

Total Investments	$1,025,905,530	$52,615,525	$—	$1,078,521,055

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $42,595,307, collateralized by cash collateral of $35,010,860 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $8,498,586. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at June 30, 2020.
(D)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $774,405,381) (including securities loaned of $42,595,307)	$1,040,979,225
Repurchase agreement, at value (cost $37,541,830)	37,541,830
Receivables and other assets:
Investments sold	2,766,741
Net income from securities lending	10,296
Shares of beneficial interest sold	508,887
Dividends	446,637
Prepaid expenses	4,985

Total assets	1,082,258,601

Liabilities:
Foreign currency overdraft, at value (cost $26,633)	24,480
Cash collateral received upon return of:
Securities on loan	35,010,860
Payables and other liabilities:
Investments purchased	210,984
Shares of beneficial interest redeemed	1,348,709
Investment management fees	725,419
Distribution and service fees	42,364
Transfer agent costs	2,168
Trustees, CCO and deferred compensation fees	6,746
Audit and tax fees	15,466
Custody fees	6,020
Legal fees	4,740
Printing and shareholder reports fees	138,264
Other accrued expenses	24,211

Total liabilities	37,560,431

Net assets	$1,044,698,170

Net assets consist of:
Capital stock ($0.01 par value)	$288,895
Additional paid-in capital	670,992,871
Total distributable earnings (accumulated losses)	373,416,404

Net assets	$1,044,698,170

Net assets by class:
Initial Class	$853,848,809
Service Class	190,849,361

Shares outstanding:
Initial Class	23,394,910
Service Class	5,494,613

Net asset value and offering price per share:
Initial Class	$36.50
Service Class	34.73

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$5,370,374
Interest income	60,296
Net income from securities lending	44,917
Withholding taxes on foreign income	(92,331)

Total investment income	5,383,256

Expenses:
Investment management fees	4,044,000
Distribution and service fees:
Service Class	225,936
Transfer agent costs	8,079
Trustees, CCO and deferred compensation fees	16,226
Audit and tax fees	16,351
Custody fees	46,950
Legal fees	29,064
Printing and shareholder reports fees	70,758
Other	27,551

Total expenses	4,484,915

Net investment income (loss)	898,341

Net realized gain (loss) on:
Investments	26,775,978
Foreign currency transactions	321

Net realized gain (loss)	26,776,299

Net change in unrealized appreciation (depreciation) on:
Investments	(118,617,923)
Translation of assets and liabilities denominated in foreign currencies	399

Net change in unrealized appreciation (depreciation)	(118,617,524)

Net realized and change in unrealized gain (loss)	(91,841,225)

Net increase (decrease) in net assets resulting from operations	$(90,942,884)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$898,341	$642,069
Net realized gain (loss)	26,776,299	78,103,024
Net change in unrealized appreciation (depreciation)	(118,617,524)	257,350,132

Net increase (decrease) in net assets resulting from operations	(90,942,884)	336,095,225

Dividends and/or distributions to shareholders:
Initial Class	—	(51,748,468)
Service Class	—	(9,390,268)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(61,138,736)

Capital share transactions:
Proceeds from shares sold:
Initial Class	7,795,235	23,284,379
Service Class	23,833,529	36,832,243

	31,628,764	60,116,622

Dividends and/or distributions reinvested:
Initial Class	—	51,748,468
Service Class	—	9,390,268

	—	61,138,736

Cost of shares redeemed:
Initial Class	(61,713,203)	(138,920,334)
Service Class	(13,654,278)	(14,069,882)

	(75,367,481)	(152,990,216)

Net increase (decrease) in net assets resulting from capital share transactions	(43,738,717)	(31,734,858)

Net increase (decrease) in net assets	(134,681,601)	243,221,631

Net assets:
Beginning of period/year	1,179,379,771	936,158,140

End of period/year	$1,044,698,170	$1,179,379,771

Capital share transactions - shares:
Shares issued:
Initial Class	209,238	637,843
Service Class	720,028	1,026,467

	929,266	1,664,310

Shares reinvested:
Initial Class	—	1,404,300
Service Class	—	267,149

	—	1,671,449

Shares redeemed:
Initial Class	(1,656,495)	(3,687,483)
Service Class	(425,974)	(399,808)

	(2,082,469)	(4,087,291)

Net increase (decrease) in shares outstanding:
Initial Class	(1,447,257)	(1,645,340)
Service Class	294,054	893,808

	(1,153,203)	(751,532)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$39.58		$30.58	$32.30	$25.23	$28.35		$35.49

Investment operations:
Net investment income (loss) (A)	0.04		0.03	0.06	0.03	0.04	(B)	(0.25)
Net realized and unrealized gain (loss)	(3.12)		11.04	(0.25)	7.26	(0.66)		(1.61)

Total investment operations	(3.08)		11.07	(0.19)	7.29	(0.62)		(1.86)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.03)	(0.02)	(0.03)	—		—
Net realized gains	—		(2.04)	(1.51)	(0.19)	(2.50)		(5.28)

Total dividends and/or distributions to shareholders	—		(2.07)	(1.53)	(0.22)	(2.50)		(5.28)

Net asset value, end of period/year	$36.50		$39.58	$30.58	$32.30	$25.23		$28.35

Total return	(7.78	)%(C)	36.71%	(1.22)%	29.01%	(2.04)%		(5.03)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$853,849		$983,244	$810,104	$732,785	$651,050		$521,496
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83	%(D)	0.83%	0.83%	0.83%	0.87%		0.87%
Including waiver and/or reimbursement and recapture	0.83	%(D)	0.83%	0.83%	0.83%	0.86	%(B)	0.87%
Net investment income (loss) to average net assets	0.22	%(D)	0.09%	0.19%	0.09%	0.17	%(B)	(0.76)%
Portfolio turnover rate	6	%(C)	10%	18%	15%	123%		21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$37.71		$29.27	$31.03	$24.27	$27.44		$34.62

Investment operations:
Net investment income (loss) (A)	—		(0.06)	(0.02)	(0.04)	(0.01	)(B)	(0.33)
Net realized and unrealized gain (loss)	(2.98)		10.54	(0.23)	6.99	(0.66)		(1.57)

Total investment operations	(2.98)		10.48	(0.25)	6.95	(0.67)		(1.90)

Dividends and/or distributions to shareholders:
Net realized gains	—		(2.04)	(1.51)	(0.19)	(2.50)		(5.28)

Net asset value, end of period/year	$34.73		$37.71	$29.27	$31.03	$24.27		$27.44

Total return	(7.90	)%(C)	36.33%	(1.46)%	28.74%	(2.30)%		(5.26)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$190,849		$196,136	$126,054	$121,425	$98,654		$107,324
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08	%(D)	1.08%	1.08%	1.08%	1.12%		1.12%
Including waiver and/or reimbursement and recapture	1.08	%(D)	1.08%	1.08%	1.08%	1.11	%(B)	1.12%
Net investment income (loss) to average net assets	(0.02	)%(D)	(0.16)%	(0.07)%	(0.16)%	(0.04	)%(B)	(1.02)%
Portfolio turnover rate	6	%(C)	10%	18%	15%	123%		21%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $5,028.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at the estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Funds pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$35,010,860	$—	$—	$—	$35,010,860
Total Borrowings	$35,010,860	$—	$—	$—	$35,010,860

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS (continued)

measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Small and medium capitalization risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the Portfolio managers believe appropriate and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.805%
Over $500 million up to $1 billion	0.770
Over $1 billion	0.750

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2021
Service Class	1.15	May 1, 2021

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 62,232,516	$ —	$ 140,695,401	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 811,947,211	$ 305,317,894	$ (38,744,050)	$ 266,573,844

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Janus Mid-Cap Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Janus Capital Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 3-year period, in line with the median for the past 1-year period and below the median for the past 5- and 10-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was above its benchmark for the past 1- and 3-year periods and below its benchmark for the past 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on May 1, 2016 pursuant to its current investment objective and investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Janus Mid-Cap Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$991.60	$0.74	$1,024.10	$0.75	0.15%
Service Class	1,000.00	991.40	1.98	1,022.90	2.01	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	33.8%
U.S. Equity Funds	23.9
International Alternative Fund	16.2
U.S. Mixed Allocation Fund	12.8
International Equity Funds	11.6
U.S. Government Obligation	0.9
Net Other Assets (Liabilities) ^	0.8
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 98.3%
International Alternative Fund - 16.2%
Transamerica Unconstrained Bond (A)	21,497,406	$ 205,730,177

International Equity Funds - 11.6%
Transamerica Emerging Markets Equity (A)	2,608,462	24,649,963
Transamerica Emerging Markets Opportunities (A) (B)	1,559,719	13,803,510
Transamerica International Equity (A)	2,799,282	44,452,606
Transamerica International Growth (A)	7,198,512	53,268,988
Transamerica International Small Cap Value (A)	951,878	10,908,527

		147,083,594

U.S. Equity Funds - 23.9%
Transamerica JPMorgan Enhanced Index VP (A)	1,200,155	25,887,346
Transamerica JPMorgan Mid Cap Value VP (A)	1,221,438	16,135,201
Transamerica Large Cap Value (A)	10,228,500	92,567,927
Transamerica Mid Cap Value Opportunities (A)	1,775,684	17,046,565
Transamerica Morgan Stanley Capital Growth VP (A)	2,525,456	72,051,267
Transamerica T. Rowe Price Small Cap VP (A)	1,624,476	25,146,888
Transamerica WMC US Growth VP (A)	1,468,036	54,845,823

		303,681,017

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 33.8%
Transamerica Core Bond (A)	13,019,299	$ 138,264,959
Transamerica High Yield Bond (A)	6,423,476	53,571,788
Transamerica Intermediate Bond (A)	21,411,188	232,525,500
Transamerica Short-Term Bond (A)	412,000	4,148,836

		428,511,083

U.S. Mixed Allocation Fund - 12.8%
Transamerica PIMCO Total Return VP (A)	13,185,159	163,100,413

Total Investment Companies (Cost $1,238,262,092)		1,248,106,284

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.9%
U.S. Treasury - 0.9%
U.S. Treasury Note 2.50%, 01/31/2021 (C)	$ 11,542,700	11,696,904

Total U.S. Government Obligation (Cost $11,773,855)		11,696,904

Total Investments (Cost $1,250,035,947)		1,259,803,188
Net Other Assets (Liabilities) - 0.8%		9,934,735

Net Assets - 100.0%		$ 1,269,737,923

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	1,217	09/30/2020	$152,573,856	$153,028,243	$454,387	$—
10-Year U.S. Treasury Note	573	09/21/2020	79,314,609	79,745,484	430,875	—
CAD Currency	133	09/15/2020	9,819,327	9,791,460	—	(27,867)
E-Mini Russell 2000® Index	567	09/18/2020	39,117,219	40,755,960	1,638,741	—
MSCI EAFE Index	342	09/18/2020	29,839,942	30,410,640	570,698	—
MSCI Emerging Markets Index	69	09/18/2020	3,307,138	3,400,665	93,527	—

Total					$3,188,228	$(27,867)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bond	(50)	09/21/2020	$(8,868,549)	$(8,928,125)	$—	$(59,576)
S&P 500® E-Mini Index	(577)	09/18/2020	(87,232,056)	(89,152,270)	—	(1,920,214)
TOPIX Index	(90)	09/10/2020	(13,493,751)	(12,990,507)	503,244	—
U.S. Treasury Ultra Bond	(154)	09/21/2020	(33,475,411)	(33,596,062)	—	(120,651)

Total					$503,244	$(2,100,441)

Total Futures Contracts					$3,691,472	$(2,128,308)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,248,106,284	$—	$—	$1,248,106,284
U.S. Government Obligation	—	11,696,904	—	11,696,904

Total Investments	$1,248,106,284	$11,696,904	$—	$1,259,803,188

Other Financial Instruments
Futures Contracts (E)	$3,691,472	$—	$—	$3,691,472

Total Other Financial Instruments	$3,691,472	$—	$—	$3,691,472

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(2,128,308)	$—	$—	$(2,128,308)

Total Other Financial Instruments	$(2,128,308)	$—	$—	$(2,128,308)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$41,833,821	$10,937,080	$(41,712,713)	$(6,141,564)	$(4,916,624)	$—	—	$—	$—
Transamerica Core Bond	149,616,512	2,031,653	(19,497,447)	790,867	5,323,374	138,264,959	13,019,299	2,031,653	—
Transamerica Emerging Markets Equity	26,971,495	—	—	—	(2,321,532)	24,649,963	2,608,462	—	—
Transamerica Emerging Markets Opportunities	—	14,008,334	—	—	(204,824)	13,803,510	1,559,719	—	—
Transamerica High Yield Bond	15,803,960	41,096,757	—	—	(3,328,929)	53,571,788	6,423,476	1,154,036	—
Transamerica Intermediate Bond	309,470,439	3,084,129	(90,944,471)	4,309,552	6,605,851	232,525,500	21,411,188	3,084,129	—
Transamerica International Equity	77,322,339	—	(21,731,210)	(1,273,370)	(9,865,153)	44,452,606	2,799,282	—	—
Transamerica International Growth	38,892,728	23,389,500	(6,063,365)	(1,409,656)	(1,540,219)	53,268,988	7,198,512	—	—
Transamerica International Small Cap Value	20,273,118	—	(6,528,600)	(386,450)	(2,449,541)	10,908,527	951,878	—	—
Transamerica JPMorgan Enhanced Index VP	107,454,713	—	(81,625,296)	16,882,808	(16,824,879)	25,887,346	1,200,155	—	—
Transamerica JPMorgan Mid Cap Value VP	19,885,017	—	—	—	(3,749,816)	16,135,201	1,221,438	—	—
Transamerica Large Cap Value	61,691,183	45,439,754	—	—	(14,563,010)	92,567,927	10,228,500	774,154	—
Transamerica Mid Cap Value Opportunities	20,953,069	—	—	—	(3,906,504)	17,046,565	1,775,684	—	—
Transamerica Morgan Stanley Capital Growth VP	34,225,579	26,758,700	(7,257,272)	(1,083,913)	19,408,173	72,051,267	2,525,456	—	—
Transamerica PIMCO Total Return VP	204,155,151	—	(50,231,049)	1,300,363	7,875,948	163,100,413	13,185,159	—	—
Transamerica Short-Term Bond	4,104,941	51,350	—	—	(7,455)	4,148,836	412,000	51,673	—
Transamerica T. Rowe Price Small Cap VP	28,670,055	—	(2,044,789)	458,203	(1,936,581)	25,146,888	1,624,476	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Unconstrained Bond	$136,214,494	$71,265,814	$—	$—	$(1,750,131)	$205,730,177	21,497,406	$2,750,394	$—
Transamerica WMC US Growth VP	38,974,554	19,878,112	(6,927,660)	1,775,888	1,144,929	54,845,823	1,468,036	—	—

Total	$1,336,513,168	$257,941,183	$(334,563,872)	$15,222,728	$(27,006,923)	$1,248,106,284	111,110,126	$9,846,039	$—

(B)	Non-income producing security.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $11,697,633.
(D)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $1,238,262,092)	$1,248,106,284
Unaffiliated investments, at value (cost $11,773,855)	11,696,904
Cash	9,720,236
Receivables and other assets:
Net income from securities lending	362
Shares of beneficial interest sold	388,026
Dividends	914,324
Interest	120,501
Variation margin receivable on futures contracts	829,451
Prepaid expenses	5,619

Total assets	1,271,781,707

Liabilities:
Payables and other liabilities:
Investments purchased	914,324
Shares of beneficial interest redeemed	651,634
Investment management fees	136,067
Distribution and service fees	226,135
Transfer agent costs	2,005
Trustees, CCO and deferred compensation fees	8,974
Audit and tax fees	14,250
Custody fees	15,409
Legal fees	2,477
Printing and shareholder reports fees	47,284
Other accrued expenses	25,225

Total liabilities	2,043,784

Net assets	$1,269,737,923

Net assets consist of:
Capital stock ($0.01 par value)	$1,214,769
Additional paid-in capital	1,184,478,716
Total distributable earnings (accumulated losses)	84,044,438

Net assets	$1,269,737,923

Net assets by class:
Initial Class	$234,593,773
Service Class	1,035,144,150

Shares outstanding:
Initial Class	22,194,896
Service Class	99,282,025

Net asset value and offering price per share:
Initial Class	$10.57
Service Class	10.43

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from affiliated investments	$9,846,039
Dividend income from unaffiliated investments	(4,845)
Interest income from unaffiliated investments	236,361

Total investment income	10,077,555

Expenses:
Investment management fees	778,336
Distribution and service fees:
Service Class	1,301,543
Transfer agent costs	9,369
Trustees, CCO and deferred compensation fees	20,763
Audit and tax fees	15,303
Custody fees	23,944
Legal fees	33,704
Printing and shareholder reports fees	26,897
Other	41,288

Total expenses	2,251,147

Net investment income (loss)	7,826,408

Net realized gain (loss) on:
Affiliated investments	15,222,728
Unaffiliated investments	117,123
Futures contracts	(4,664,527)

Net realized gain (loss)	10,675,324

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(27,006,923)
Unaffiliated investments	(99,561)
Futures contracts	(4,680,054)
Translation of assets and liabilities denominated in foreign currencies	(2,768)

Net change in unrealized appreciation (depreciation)	(31,789,306)

Net realized and change in unrealized gain (loss)	(21,113,982)

Net increase (decrease) in net assets resulting from operations	$(13,287,574)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$7,826,408	$28,170,120
Net realized gain (loss)	10,675,324	31,733,652
Net change in unrealized appreciation (depreciation)	(31,789,306)	108,575,637

Net increase (decrease) in net assets resulting from operations	(13,287,574)	168,479,409

Dividends and/or distributions to shareholders:
Initial Class	—	(14,863,359)
Service Class	—	(63,943,021)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(78,806,380)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,494,190	21,775,691
Service Class	14,040,947	20,500,111

	29,535,137	42,275,802

Issued from fund acquisition:
Service Class	—	61,193,301

	—	61,193,301

Dividends and/or distributions reinvested:
Initial Class	—	14,863,359
Service Class	—	63,943,021

	—	78,806,380

Cost of shares redeemed:
Initial Class	(18,700,338)	(37,628,423)
Service Class	(86,198,386)	(133,680,535)

	(104,898,724)	(171,308,958)

Net increase (decrease) in net assets resulting from capital share transactions	(75,363,587)	10,966,525

Net increase (decrease) in net assets	(88,651,161)	100,639,554

Net assets:
Beginning of period/year	1,358,389,084	1,257,749,530

End of period/year	$1,269,737,923	$1,358,389,084

Capital share transactions - shares:
Shares issued:
Initial Class	1,543,341	2,082,732
Service Class	1,437,058	1,998,780

	2,980,399	4,081,512

Shares issued on fund acquisition:
Service Class	—	5,959,438

	—	5,959,438

Shares reinvested:
Initial Class	—	1,471,620
Service Class	—	6,407,116

	—	7,878,736

Shares redeemed:
Initial Class	(1,800,988)	(3,611,688)
Service Class	(8,488,308)	(12,970,025)

	(10,289,296)	(16,581,713)

Net increase (decrease) in shares outstanding:
Initial Class	(257,647)	(57,336)
Service Class	(7,051,250)	1,395,309

	(7,308,897)	1,337,973

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.66		$9.97	$11.06		$10.18		$10.15		$11.05

Investment operations:
Net investment income (loss) (A)	0.07		0.25	0.26		0.19		0.21	(B)	0.21
Net realized and unrealized gain (loss)	(0.16)		1.12	(0.69)		1.09		0.26		(0.42)

Total investment operations	(0.09)		1.37	(0.43)		1.28		0.47		(0.21)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.28)	(0.20)		(0.23)		(0.21)		(0.25)
Net realized gains	—		(0.40)	(0.46)		(0.17)		(0.23)		(0.44)

Total dividends and/or distributions to shareholders	—		(0.68)	(0.66)		(0.40)		(0.44)		(0.69)

Net asset value, end of period/year	$10.57		$10.66	$9.97		$11.06		$10.18		$10.15

Total return	(0.84	)%(C)	13.90%	(3.98)%		12.81%		4.62%		(1.96)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$234,594		$239,261	$224,325		$270,096		$272,589		$293,085
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.15	%(E)	0.15%	0.15%		0.15%		0.14%		0.14%
Including waiver and/or reimbursement and recapture	0.15	%(E)	0.15%	0.15	%(F)	0.15	%(F)	0.13	%(B)	0.14%
Net investment income (loss) to average net assets	1.44	%(E)	2.39%	2.45%		1.77%		2.09	%(B)	1.89%
Portfolio turnover rate	21	%(C)	9%	12%		7%		68%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.52		$9.85	$10.94		$10.07		$10.05		$10.94

Investment operations:
Net investment income (loss) (A)	0.06		0.22	0.23		0.16		0.19	(B)	0.18
Net realized and unrealized gain (loss)	(0.15)		1.10	(0.69)		1.08		0.24		(0.41)

Total investment operations	(0.09)		1.32	(0.46)		1.24		0.43		(0.23)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.25)	(0.17)		(0.20)		(0.18)		(0.22)
Net realized gains	—		(0.40)	(0.46)		(0.17)		(0.23)		(0.44)

Total dividends and/or distributions to shareholders	—		(0.65)	(0.63)		(0.37)		(0.41)		(0.66)

Net asset value, end of period/year	$10.43		$10.52	$9.85		$10.94		$10.07		$10.05

Total return	(0.86	)%(C)	13.55%	(4.28)%		12.56%		4.30%		(2.14)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,035,144		$1,119,128	$1,033,425		$1,204,363		$1,161,725		$1,192,169
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.40	%(E)	0.40%	0.40%		0.40%		0.39%		0.39%
Including waiver and/or reimbursement and recapture	0.40	%(E)	0.40%	0.40	%(F)	0.40	%(F)	0.38	%(B)	0.39%
Net investment income (loss) to average net assets	1.19	%(E)	2.13%	2.20%		1.53%		1.86	%(B)	1.69%
Portfolio turnover rate	21	%(C)	9%	12%		7%		68%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation — Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$885,262	$—	$2,806,210	$—	$—	$3,691,472
Total	$885,262	$—	$2,806,210	$—	$—	$3,691,472

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(180,227)	$(27,867)	$(1,920,214)	$—	$—	$(2,128,308)
Total	$(180,227)	$(27,867)	$(1,920,214)	$—	$—	$(2,128,308)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$9,452,115	$(264,473)	$(13,852,169)	$—	$—	$(4,664,527)
Total	$9,452,115	$(264,473)	$(13,852,169)	$—	$—	$(4,664,527)

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,718,502)	$(194,514)	$(1,767,038)	$—	$—	$(4,680,054)
Total	$(2,718,502)	$(194,514)	$(1,767,038)	$—	$—	$(4,680,054)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – long	$410,161,098
Average notional value of contracts – short	(213,421,240)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS (continued)

volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 248,107,140	$ 10,477,361	$ 334,563,871	$ 10,959,915

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,250,035,947	$ 56,773,927	$ (45,443,522)	$ 11,330,405

10. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Madison Conservative Allocation VP (“Madison Conservative Allocation VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of the Portfolio for shares of Madison Conservative Allocation VP outstanding following the close of business on November 1, 2019. The cost basis of the investments received from Madison Conservative Allocation VP was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Madison Conservative Allocation VP shareholders, along with the exchange ratio of the reorganization for Portfolio, were as follows:

Madison Conservative Allocation VP Class	Madison Conservative Allocation VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Service	5,667,706	Service	5,959,438	$ 61,193,301	1.05

(A)	Calculated by dividing the Portfolio shares issuable by the Madison Conservative Allocation VP shares outstanding on November 1, 2019.

The net assets of Madison Conservative Allocation VP, including unrealized appreciation (depreciation), were combined with those of Portfolio. These amounts were as follows:

Madison Conservative Allocation VP Unrealized Appreciation (Depreciation)	Madison Conservative Allocation VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 2,496,193	$ 61,193,301	$ 1,286,997,097	$ 1,348,190,398

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Asset Allocation – Conservative VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 3-year period, in line with the median for the past 1- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was above its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on July 1, 2016 pursuant to its current investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$955.30	$0.73	$1,024.10	$0.75	0.15%
Service Class	1,000.00	953.30	1.94	1,022.90	2.01	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	52.9%
International Equity Funds	26.7
International Alternative Fund	6.9
U.S. Alternative Fund	5.7
U.S. Fixed Income Fund	3.5
U.S. Government Obligation	3.3
Repurchase Agreement	0.5
Net Other Assets (Liabilities) ^	0.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 95.7%
International Alternative Fund - 6.9%
Transamerica Unconstrained Bond (A)	6,685,478	$ 63,980,023

International Equity Funds - 26.7%
Transamerica Emerging Markets Equity (A)	2,733,284	25,829,535
Transamerica Emerging Markets Opportunities (A) (B)	4,504,741	39,866,961
Transamerica International Equity (A)	4,552,623	72,295,653
Transamerica International Growth (A)	12,333,366	91,266,907
Transamerica International Small Cap Value (A)	1,581,761	18,126,976

		247,386,032

U.S. Alternative Fund - 5.7%
Transamerica BlackRock Global Real Estate Securities VP (A)	4,572,033	52,532,665

U.S. Equity Funds - 52.9%
Transamerica Janus Mid-Cap Growth VP (A)	614,397	22,425,493
Transamerica JPMorgan Enhanced Index VP (A)	2,180,685	47,037,381
Transamerica JPMorgan Mid Cap Value VP (A)	152,336	2,012,354
Transamerica Large Cap Value (A)	18,628,905	168,591,594
Transamerica Mid Cap Growth (A)	1,821,398	20,836,794
Transamerica Mid Cap Value Opportunities (A)	213,308	2,047,754
Transamerica Morgan Stanley Capital Growth VP (A)	3,463,862	98,823,985
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	3,075	2,158
Transamerica T. Rowe Price Small Cap VP (A)	1,720,732	26,636,932

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica WMC US Growth VP (A)	2,707,716	$ 101,160,277

		489,574,722

U.S. Fixed Income Fund - 3.5%
Transamerica High Yield Bond (A)	3,942,337	32,879,089

Total Investment Companies (Cost $886,045,417)		886,352,531

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 3.3%
U.S. Treasury - 3.3%
U.S. Treasury Note 2.50%, 01/31/2021 (E)	$ 30,690,000	31,100,000

Total U.S. Government Obligation (Cost $31,122,671)		31,100,000

REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 0.00% (F), dated 06/30/2020, to be repurchased at $4,308,141 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $4,394,402.	4,308,141	4,308,141

Total Repurchase Agreement (Cost $4,308,141)		4,308,141

Total Investments (Cost $921,476,229)		921,760,672
Net Other Assets (Liabilities) - 0.5%		4,395,005

Net Assets - 100.0%		$ 926,155,677

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
CAD Currency	248	09/15/2020	$18,309,688	$18,257,760	$—	$(51,928)
E-Mini Russell 2000® Index	756	09/18/2020	52,156,292	54,341,280	2,184,988	—
MSCI EAFE Index	591	09/18/2020	51,565,518	52,551,720	986,202	—
MSCI Emerging Markets Index	678	09/18/2020	32,773,110	33,415,230	642,120	—
S&P 500® E-Mini Index	728	09/18/2020	110,065,105	112,483,280	2,418,175	—

Total					$6,231,485	$(51,928)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bond	(62)	09/21/2020	$(10,997,023)	$(11,070,875)	$—	$(73,852)
FTSE 100 Index	(108)	09/18/2020	(8,068,734)	(8,226,760)	—	(158,026)
S&P/ASX 200 Index	(90)	09/17/2020	(8,990,171)	(9,148,658)	—	(158,487)
TOPIX Index	(66)	09/10/2020	(9,895,418)	(9,526,372)	369,046	—
U.S. Treasury Ultra Bond	(31)	09/21/2020	(6,738,557)	(6,762,844)	—	(24,287)

Total					$369,046	$(414,652)

Total Futures Contracts					$6,600,531	$(466,580)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$886,350,373	$—	$—	$886,350,373
U.S. Government Obligation	—	31,100,000	—	31,100,000
Repurchase Agreement	—	4,308,141	—	4,308,141

Total	$886,350,373	$35,408,141	$—	$921,758,514

Investment Companies Measured at Net Asset Value (D)				2,158

Total Investments				$921,760,672

Other Financial Instruments
Futures Contracts (H)	$6,600,531	$—	$—	$6,600,531

Total Other Financial Instruments	$6,600,531	$—	$—	$6,600,531

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(466,580)	$—	$—	$(466,580)

Total Other Financial Instruments	$(466,580)	$—	$—	$(466,580)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$111,383,663	$—	$(42,058,368)	$(661,198)	$(16,131,432)	$52,532,665	4,572,033	$—	$—
Transamerica Emerging Markets Equity	30,921,078	—	(2,198,624)	(720,884)	(2,172,035)	25,829,535	2,733,284	—	—
Transamerica Emerging Markets Opportunities	—	40,911,127	—	—	(1,044,166)	39,866,961	4,504,741	—	—
Transamerica High Yield Bond	16,897,238	27,674,739	(7,565,838)	(379,400)	(3,747,650)	32,879,089	3,942,337	959,298	—
Transamerica International Equity	120,930,908	7,680,000	(42,163,385)	1,349,765	(15,501,635)	72,295,653	4,552,623	—	—
Transamerica International Growth	100,139,351	—	(4,295,760)	(557,446)	(4,019,238)	91,266,907	12,333,366	—	—
Transamerica International Small Cap Value	31,591,155	—	(9,236,910)	(814,639)	(3,412,630)	18,126,976	1,581,761	—	—
Transamerica Janus Mid-Cap Growth VP	24,317,836	—	—	—	(1,892,343)	22,425,493	614,397	—	—
Transamerica JPMorgan Enhanced Index VP	98,348,313	—	(50,149,736)	9,939,567	(11,100,763)	47,037,381	2,180,685	—	—
Transamerica JPMorgan Mid Cap Value VP	8,143,934	—	(5,649,993)	(343,402)	(138,185)	2,012,354	152,336	—	—
Transamerica Large Cap Value	155,517,956	45,357,307	—	—	(32,283,669)	168,591,594	18,628,905	1,635,399	—
Transamerica Mid Cap Growth	19,926,095	—	—	—	910,699	20,836,794	1,821,398	—	—
Transamerica Mid Cap Value Opportunities	17,567,855	—	(14,988,964)	1,157,424	(1,688,561)	2,047,754	213,308	—	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Morgan Stanley Capital Growth VP	$86,638,627	$—	$(24,488,563)	$(6,059,813)	$42,733,734	$98,823,985	3,463,862	$—	$—
Transamerica Small Company Growth Liquidating Trust	1,914	—	—	—	244	2,158	3,075	—	—
Transamerica T. Rowe Price Small Cap VP	29,925,994	—	(1,221,613)	83,440	(2,150,889)	26,636,932	1,720,732	—	—
Transamerica Unconstrained Bond	46,360,697	31,021,638	(12,880,488)	(828,948)	307,124	63,980,023	6,685,478	862,809	—
Transamerica WMC US Growth VP	89,122,572	18,867,381	(12,364,683)	2,458,663	3,076,344	101,160,277	2,707,716	—	—

Total	$987,735,186	$171,512,192	$(229,262,925)	$4,623,129	$(48,255,051)	$886,352,531	72,412,037	$3,457,506	$—

(B)	Non-income producing securities.
(C)	Restricted security. At June 30, 2020, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$30,750	$2,158	0.0	%(I)

(D)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $31,100,000.
(F)	Rate disclosed reflects the yield at June 30, 2020.
(G)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $886,045,417)	$886,352,531
Unaffiliated investments, at value (cost $31,122,671)	31,100,000
Repurchase agreement, at value (cost $4,308,141)	4,308,141
Cash	2,056,493
Receivables and other assets:
Shares of beneficial interest sold	270,590
Dividends	360,016
Interest	320,390
Variation margin receivable on futures contracts	2,236,208
Prepaid expenses	4,144

Total assets	927,008,513

Liabilities:
Payables and other liabilities:
Investments purchased	360,016
Shares of beneficial interest redeemed	225,429
Investment management fees	99,174
Distribution and service fees	58,284
Transfer agent costs	1,667
Trustees, CCO and deferred compensation fees	5,797
Audit and tax fees	12,057
Custody fees	10,898
Legal fees	3,337
Printing and shareholder reports fees	58,544
Other accrued expenses	17,633

Total liabilities	852,836

Net assets	$926,155,677

Net assets consist of:
Capital stock ($0.01 par value)	$775,817
Additional paid-in capital	832,537,727
Total distributable earnings (accumulated losses)	92,842,133

Net assets	$926,155,677

Net assets by class:
Initial Class	$659,391,812
Service Class	266,763,865

Shares outstanding:
Initial Class	55,054,234
Service Class	22,527,494

Net asset value and offering price per share:
Initial Class	$11.98
Service Class	11.84

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from affiliated investments	$3,457,506
Interest income from unaffiliated investments	268,800

Total investment income	3,726,306

Expenses:
Investment management fees	543,955
Distribution and service fees:
Service Class	314,966
Transfer agent costs	6,780
Trustees, CCO and deferred compensation fees	13,909
Audit and tax fees	12,917
Custody fees	20,229
Legal fees	24,307
Printing and shareholder reports fees	30,630
Other	30,218

Total expenses	997,911

Net investment income (loss)	2,728,395

Net realized gain (loss) on:
Affiliated investments	4,623,129
Unaffiliated investments	94,276
Futures contracts	(5,704,245)

Net realized gain (loss)	(986,840)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(48,255,051)
Unaffiliated investments	(49,549)
Futures contracts	(679,163)
Translation of assets and liabilities denominated in foreign currencies	1,389

Net change in unrealized appreciation (depreciation)	(48,982,374)

Net realized and change in unrealized gain (loss)	(49,969,214)

Net increase (decrease) in net assets resulting from operations	$(47,240,819)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$2,728,395	$15,730,045
Net realized gain (loss)	(986,840)	67,777,461
Net change in unrealized appreciation (depreciation)	(48,982,374)	131,227,395

Net increase (decrease) in net assets resulting from operations	(47,240,819)	214,734,901

Dividends and/or distributions to shareholders:
Initial Class	—	(73,750,590)
Service Class	—	(28,160,989)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(101,911,579)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,568,654	17,528,437
Service Class	20,755,984	23,918,539

	33,324,638	41,446,976

Dividends and/or distributions reinvested:
Initial Class	—	73,750,590
Service Class	—	28,160,989

	—	101,911,579

Cost of shares redeemed:
Initial Class	(40,641,722)	(65,794,578)
Service Class	(25,516,150)	(30,705,827)

	(66,157,872)	(96,500,405)

Net increase (decrease) in net assets resulting from capital share transactions	(32,833,234)	46,858,150

Net increase (decrease) in net assets	(80,074,053)	159,681,472

Net assets:
Beginning of period/year	1,006,229,730	846,548,258

End of period/year	$926,155,677	$1,006,229,730

Capital share transactions - shares:
Shares issued:
Initial Class	1,123,694	1,427,377
Service Class	2,010,242	1,965,194

	3,133,936	3,392,571

Shares reinvested:
Initial Class	—	6,614,402
Service Class	—	2,548,506

	—	9,162,908

Shares redeemed:
Initial Class	(3,591,776)	(5,396,674)
Service Class	(2,410,283)	(2,537,998)

	(6,002,059)	(7,934,672)

Net increase (decrease) in shares outstanding:
Initial Class	(2,468,082)	2,645,105
Service Class	(400,041)	1,975,702

	(2,868,123)	4,620,807

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.54		$11.19	$13.63		$11.35		$10.93		$11.34

Investment operations:
Net investment income (loss) (A)	0.04		0.21	0.22		0.24		0.17	(B)	0.21
Net realized and unrealized gain (loss)	(0.60)		2.54	(1.49)		2.51		0.49		(0.43)

Total investment operations	(0.56)		2.75	(1.27)		2.75		0.66		(0.22)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.22)	(0.26)		(0.19)		(0.24)		(0.19)
Net realized gains	—		(1.18)	(0.91)		(0.28)		—		—

Total dividends and/or distributions to shareholders	—		(1.40)	(1.17)		(0.47)		(0.24)		(0.19)

Net asset value, end of period/year	$11.98		$12.54	$11.19		$13.63		$11.35		$10.93

Total return	(4.47	)%(C)	26.05%	(10.39)%		24.63%		6.08%		(1.93)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$659,392		$721,535	$614,229		$749,311		$641,284		$671,549
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.15	%(E)	0.15%	0.15%		0.15%		0.15%		0.14%
Including waiver and/or reimbursement and recapture	0.15	%(E)	0.15%	0.15	%(F)	0.15	%(F)	0.14	%(B)	0.14%
Net investment income (loss) to average net assets	0.69	%(E)	1.74%	1.63%		1.94%		1.58	%(B)	1.82%
Portfolio turnover rate	21	%(C)	12%	24%		8%		93%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.42		$11.09	$13.52	$11.26		$10.84		$11.24

Investment operations:
Net investment income (loss) (A)	0.02		0.18	0.18	0.21		0.14	(B)	0.19
Net realized and unrealized gain (loss)	(0.60)		2.52	(1.47)	2.49		0.49		(0.43)

Total investment operations	(0.58)		2.70	(1.29)	2.70		0.63		(0.24)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.19)	(0.23)	(0.16)		(0.21)		(0.16)
Net realized gains	—		(1.18)	(0.91)	(0.28)		—		—

Total dividends and/or distributions to shareholders	—		(1.37)	(1.14)	(0.44)		(0.21)		(0.16)

Net asset value, end of period/year	$11.84		$12.42	$11.09	$13.52		$11.26		$10.84

Total return	(4.67	)%(C)	25.86%	(10.70)%	24.37%		5.82%		(2.12)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$266,764		$284,695	$232,319	$296,800		$249,614		$270,730
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.40	%(E)	0.40%	0.40%	0.40%		0.40%		0.39%
Including waiver and/or reimbursement and recapture	0.40	%(E)	0.40%	0.40%	0.40	%(F)	0.39	%(B)	0.39%
Net investment income (loss) to average net assets	0.43	%(E)	1.50%	1.37%	1.69%		1.33	%(B)	1.63%
Portfolio turnover rate	21	%(C)	12%	24%	8%		93%		51%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation — Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$6,600,531	$—	$—	$6,600,531
Total	$—	$—	$6,600,531	$—	$—	$6,600,531

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(98,139)	$(51,928)	$(316,513)	$—	$—	$(466,580)
Total	$(98,139)	$(51,928)	$(316,513)	$—	$—	$(466,580)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,383,344)	$(740,075)	$(2,580,826)	$—	$—	$(5,704,245)
Total	$(2,383,344)	$(740,075)	$(2,580,826)	$—	$—	$(5,704,245)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,974,035)	$(373,945)	$1,668,817	$—	$—	$(679,163)
Total	$(1,974,035)	$(373,945)	$1,668,817	$—	$—	$(679,163)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – long	$274,239,241
Average notional value of contracts – short	(88,442,940)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 168,060,377	$ 14,152,455	$ 229,330,341	$ 7,020,002

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 921,476,229	$ 62,084,444	$ (55,666,050)	$ 6,418,394

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Asset Allocation – Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 1-, 3- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on July 1, 2016 pursuant to its current investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$961.40	$0.73	$1,024.10	$0.75	0.15%
Service Class	1,000.00	960.00	1.95	1,022.90	2.01	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	46.0%
International Equity Funds	22.4
U.S. Fixed Income Funds	13.2
International Alternative Funds	9.0
U.S. Alternative Fund	4.0
U.S. Government Obligation	2.7
U.S. Mixed Allocation Fund	2.0
Repurchase Agreement	0.6
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 96.6%
International Alternative Funds - 9.0%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	11,961	$ 42,672
Transamerica Unconstrained Bond (D)	40,848,596	390,921,059

		390,963,731

International Equity Funds - 22.4%
Transamerica Emerging Markets Equity (D)	15,260,831	144,214,850
Transamerica Emerging Markets Opportunities (A) (D)	9,001,923	79,667,022
Transamerica International Equity (D)	19,209,838	305,052,226
Transamerica International Growth (D)	50,091,276	370,675,443
Transamerica International Small Cap Value (D)	6,545,757	75,014,372

		974,623,913

U.S. Alternative Fund - 4.0%
Transamerica BlackRock Global Real Estate Securities VP (D)	15,025,020	172,637,477

U.S. Equity Funds - 46.0%
Transamerica Janus Mid-Cap Growth VP (D)	3,549,058	129,540,605
Transamerica JPMorgan Enhanced Index VP (D)	20,533,814	442,914,376
Transamerica JPMorgan Mid Cap Value VP (D)	5,565,821	73,524,496
Transamerica Large Cap Value (D)	53,697,026	485,958,088
Transamerica Mid Cap Growth (D)	6,801,131	77,804,935
Transamerica Mid Cap Value Opportunities (D)	6,580,472	63,172,531
Transamerica Morgan Stanley Capital Growth VP (D)	10,971,580	313,019,167
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	16,244	11,400
Transamerica T. Rowe Price Small Cap VP (D)	7,383,315	114,293,721
Transamerica WMC US Growth VP (D)	8,077,525	301,776,334

		2,002,015,653

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 13.2%
Transamerica Core Bond (D)	7,105,152	$ 75,456,719
Transamerica High Yield Bond (D)	45,767,052	381,697,215
Transamerica Intermediate Bond (D)	10,841,909	117,743,132

		574,897,066

U.S. Mixed Allocation Fund - 2.0%
Transamerica PIMCO Total Return VP (D)	7,196,775	89,024,110

Total Investment Companies (Cost $4,192,021,800)		4,204,161,950

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 2.7%
U.S. Treasury - 2.7%
U.S. Treasury Note 2.50%, 01/31/2021 (E)	$ 114,502,000	116,031,676

Total U.S. Government Obligation (Cost $116,693,539)		116,031,676

REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.00% (F), dated 06/30/2020, to be repurchased at $26,939,094 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $27,477,918.	26,939,094	26,939,094

Total Repurchase Agreement (Cost $26,939,094)		26,939,094

Total Investments (Cost $4,335,654,433)		4,347,132,720
Net Other Assets (Liabilities) - 0.1%		3,757,113

Net Assets - 100.0%		$ 4,350,889,833

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	4,342	09/30/2020	$544,351,424	$545,972,580	$1,621,156	$—
10-Year U.S. Treasury Note	1,653	09/21/2020	229,103,392	230,051,109	947,717	—
CAD Currency	894	09/15/2020	66,003,626	65,816,280	—	(187,346)
E-Mini Russell 2000® Index	647	09/18/2020	44,636,403	46,506,360	1,869,957	—
MSCI EAFE Index	975	09/18/2020	85,070,016	86,697,000	1,626,984	—
MSCI Emerging Markets Index	81	09/18/2020	3,882,292	3,992,085	109,793	—

Total					$6,175,607	$(187,346)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FUTURES CONTRACTS (continued):

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bond	(185)	09/21/2020	$(32,813,665)	$(33,034,063)	$—	$(220,398)
EURO STOXX 50® Index	(1,213)	09/18/2020	(41,928,671)	(43,923,204)	—	(1,994,533)
FTSE 100 Index	(1,053)	09/18/2020	(78,670,154)	(80,210,914)	—	(1,540,760)
S&P 500® E-Mini Index	(3,988)	09/18/2020	(602,914,102)	(616,185,880)	—	(13,271,778)
S&P/ASX 200 Index	(1,263)	09/17/2020	(126,162,070)	(128,386,166)	—	(2,224,096)
S&P/TSX 60 Index	(753)	09/17/2020	(101,216,630)	(102,999,484)	—	(1,782,854)
TOPIX Index	(701)	09/10/2020	(105,101,327)	(101,181,616)	3,919,711	—
U.S. Treasury Ultra Bond	(509)	09/21/2020	(110,642,755)	(111,041,531)	—	(398,776)

Total					$3,919,711	$(21,433,195)

Total Futures Contracts					$10,095,318	$(21,620,541)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$4,204,107,878	$—	$—	$4,204,107,878
U.S. Government Obligation	—	116,031,676	—	116,031,676
Repurchase Agreement	—	26,939,094	—	26,939,094

Total	$4,204,107,878	$142,970,770	$—	$4,347,078,648

Investment Companies Measured at Net Asset Value (C)				54,072

Total Investments				$4,347,132,720

Other Financial Instruments
Futures Contracts (H)	$10,095,318	$—	$—	$10,095,318

Total Other Financial Instruments	$10,095,318	$—	$—	$10,095,318

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(21,620,541)	$—	$—	$(21,620,541)

Total Other Financial Instruments	$(21,620,541)	$—	$—	$(21,620,541)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Restricted securities. At June 30, 2020, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$123,058	$42,672	0.0%(I)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	162,437	11,400	0.0(I)

Total			$285,495	$54,072	0.0%(I)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(D)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$395,233,512	$—	$(158,334,811)	$(6,103,113)	$(58,158,111)	$172,637,477	15,025,020	$—	$—
Transamerica Core Bond	120,190,290	1,320,928	(50,262,699)	2,013,444	2,194,756	75,456,719	7,105,152	1,320,928	—
Transamerica Emerging Markets Equity	157,796,989	—	—	—	(13,582,139)	144,214,850	15,260,831	—	—
Transamerica Emerging Markets Opportunities	—	81,027,931	—	—	(1,360,909)	79,667,022	9,001,923	—	—
Transamerica Global Allocation Liquidating Trust	44,256	—	—	—	(1,584)	42,672	11,961	—	—
Transamerica High Yield Bond	197,341,163	206,385,641	—	—	(22,029,589)	381,697,215	45,767,052	8,149,835	—
Transamerica Intermediate Bond	229,660,077	1,939,159	(121,696,136)	4,440,429	3,399,603	117,743,132	10,841,909	1,939,158	—
Transamerica International Equity	492,729,464	—	(124,374,317)	(6,591,496)	(56,711,425)	305,052,226	19,209,838	—	—
Transamerica International Growth	269,001,326	118,936,100	(4,026,603)	(1,396,322)	(11,839,058)	370,675,443	50,091,276	—	—
Transamerica International Small Cap Value	134,983,310	—	(41,078,500)	(2,246,267)	(16,644,171)	75,014,372	6,545,757	—	—
Transamerica Janus Mid-Cap Growth VP	147,511,659	—	(7,299,641)	2,488,207	(13,159,620)	129,540,605	3,549,058	—	—
Transamerica JPMorgan Enhanced Index VP	674,903,287	—	(216,082,336)	38,366,126	(54,272,701)	442,914,376	20,533,814	—	—
Transamerica JPMorgan Mid Cap Value VP	90,611,567	—	—	—	(17,087,071)	73,524,496	5,565,821	—	—
Transamerica Large Cap Value	456,453,637	162,400,816	(31,921,540)	(11,008,773)	(89,966,052)	485,958,088	53,697,026	4,756,716	—
Transamerica Mid Cap Growth	74,404,369	—	—	—	3,400,566	77,804,935	6,801,131	—	—
Transamerica Mid Cap Value Opportunities	77,649,569	—	—	—	(14,477,038)	63,172,531	6,580,472	—	—
Transamerica Morgan Stanley Capital Growth VP	257,644,091	—	(77,319,400)	2,851,410	129,843,066	313,019,167	10,971,580	—	—
Transamerica PIMCO Total Return VP	245,273,064	—	(163,256,113)	6,092,678	914,481	89,024,110	7,196,775	—	—
Transamerica Small Company Growth Liquidating Trust	10,109	—	—	—	1,291	11,400	16,244	—	—
Transamerica T. Rowe Price Small Cap VP	137,532,669	—	(16,782,905)	5,228,942	(11,684,985)	114,293,721	7,383,315	—	—
Transamerica Unconstrained Bond	344,450,449	55,887,364	—	—	(9,416,754)	390,921,059	40,848,596	6,075,672	—
Transamerica WMC US Growth VP	239,614,428	99,824,502	(51,747,138)	11,939,573	2,144,969	301,776,334	8,077,525	—	—

Total	$4,743,039,285	$727,722,441	$(1,064,182,139)	$46,074,838	$(248,492,475)	$4,204,161,950	350,082,076	$22,242,309	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $116,031,676.
(F)	Rate disclosed reflects the yield at June 30, 2020.
(G)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $4,192,021,800)	$4,204,161,950
Unaffiliated investments, at value (cost $116,693,539)	116,031,676
Repurchase agreement, at value (cost $26,939,094)	26,939,094
Cash	11,224,004
Cash collateral pledged at broker for:
Futures contracts	418,492
Receivables and other assets:
Shares of beneficial interest sold	610,659
Dividends	3,072,639
Interest	1,195,351
Prepaid expenses	19,360

Total assets	4,363,673,225

Liabilities:
Payables and other liabilities:
Investments purchased	3,072,639
Shares of beneficial interest redeemed	1,407,909
Investment management fees	466,972
Distribution and service fees	752,138
Transfer agent costs	7,823
Trustees, CCO and deferred compensation fees	30,677
Audit and tax fees	31,994
Custody fees	32,705
Legal fees	17,632
Printing and shareholder reports fees	148,280
Other accrued expenses	84,001
Variation margin payable on futures contracts	6,730,622

Total liabilities	12,783,392

Net assets	$4,350,889,833

Net assets consist of:
Capital stock ($0.01 par value)	$3,687,480
Additional paid-in capital	3,975,847,574
Total distributable earnings (accumulated losses)	371,354,779

Net assets	$4,350,889,833

Net assets by class:
Initial Class	$919,220,463
Service Class	3,431,669,370

Shares outstanding:
Initial Class	76,850,854
Service Class	291,897,114

Net asset value and offering price per share:
Initial Class	$11.96
Service Class	11.76

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from affiliated investments	$22,242,309
Interest income from unaffiliated investments	1,385,318

Total investment income	23,627,627

Expenses:
Investment management fees	2,660,758
Distribution and service fees:
Service Class	4,290,339
Transfer agent costs	32,829
Trustees, CCO and deferred compensation fees	70,384
Audit and tax fees	35,378
Custody fees	53,959
Legal fees	120,257
Printing and shareholder reports fees	81,694
Other	182,963

Total expenses	7,528,561

Net investment income (loss)	16,099,066

Net realized gain (loss) on:
Affiliated investments	46,074,838
Unaffiliated investments	368,252
Futures contracts	24,415,987

Net realized gain (loss)	70,859,077

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(248,492,475)
Unaffiliated investments	(706,404)
Futures contracts	(35,874,719)
Translation of assets and liabilities denominated in foreign currencies	(44,429)

Net change in unrealized appreciation (depreciation)	(285,118,027)

Net realized and change in unrealized gain (loss)	(214,258,950)

Net increase (decrease) in net assets resulting from operations	$(198,159,884)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$16,099,066	$83,211,209
Net realized gain (loss)	70,859,077	236,619,371
Net change in unrealized appreciation (depreciation)	(285,118,027)	527,341,948

Net increase (decrease) in net assets resulting from operations	(198,159,884)	847,172,528

Dividends and/or distributions to shareholders:
Initial Class	—	(100,904,103)
Service Class	—	(389,198,195)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(490,102,298)

Capital share transactions:
Proceeds from shares sold:
Initial Class	11,639,782	24,811,907
Service Class	18,547,917	9,033,014

	30,187,699	33,844,921

Dividends and/or distributions reinvested:
Initial Class	—	100,904,103
Service Class	—	389,198,195

	—	490,102,298

Cost of shares redeemed:
Initial Class	(50,810,729)	(101,564,284)
Service Class	(233,171,932)	(489,596,101)

	(283,982,661)	(591,160,385)

Net increase (decrease) in net assets resulting from capital share transactions	(253,794,962)	(67,213,166)

Net increase (decrease) in net assets	(451,954,846)	289,857,064

Net assets:
Beginning of period/year	4,802,844,679	4,512,987,615

End of period/year	$4,350,889,833	$4,802,844,679

Capital share transactions - shares:
Shares issued:
Initial Class	1,002,176	2,017,926
Service Class	1,648,618	739,403

	2,650,794	2,757,329

Shares reinvested:
Initial Class	—	8,890,229
Service Class	—	34,812,003

	—	43,702,232

Shares redeemed:
Initial Class	(4,416,614)	(8,263,929)
Service Class	(20,411,306)	(40,485,468)

	(24,827,920)	(48,749,397)

Net increase (decrease) in shares outstanding:
Initial Class	(3,414,438)	2,644,226
Service Class	(18,762,688)	(4,934,062)

	(22,177,126)	(2,289,836)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.44		$11.61	$13.44		$11.82		$11.96		$12.74

Investment operations:
Net investment income (loss) (A)	0.05		0.24	0.27		0.25		0.22	(B)	0.23
Net realized and unrealized gain (loss)	(0.53)		1.96	(1.14)		2.04		0.56		(0.51)

Total investment operations	(0.48)		2.20	(0.87)		2.29		0.78		(0.28)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.28)	(0.25)		(0.23)		(0.25)		(0.29)
Net realized gains	—		(1.09)	(0.71)		(0.44)		(0.67)		(0.21)

Total dividends and/or distributions to shareholders	—		(1.37)	(0.96)		(0.67)		(0.92)		(0.50)

Net asset value, end of period/year	$11.96		$12.44	$11.61		$13.44		$11.82		$11.96

Total return	(3.86	)%(C)	20.01%	(7.07)%		19.77%		6.55%		(2.23)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$919,220		$998,736	$901,440		$1,052,378		$957,703		$998,156
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.15	%(E)	0.14%	0.15%		0.14%		0.14%		0.14%
Including waiver and/or reimbursement and recapture	0.15	%(E)	0.14%	0.15	%(F)	0.14	%(F)	0.13	%(B)	0.14%
Net investment income (loss) to average net assets	0.94	%(E)	1.99%	2.03%		1.93%		1.89	%(B)	1.81%
Portfolio turnover rate	18	%(C)	10%	18%		4%		70%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.25		$11.44	$13.26		$11.67		$11.82		$12.60

Investment operations:
Net investment income (loss) (A)	0.04		0.21	0.23		0.21		0.19	(B)	0.20
Net realized and unrealized gain (loss)	(0.53)		1.94	(1.12)		2.02		0.55		(0.52)

Total investment operations	(0.49)		2.15	(0.89)		2.23		0.74		(0.32)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.25)	(0.22)		(0.20)		(0.22)		(0.25)
Net realized gains	—		(1.09)	(0.71)		(0.44)		(0.67)		(0.21)

Total dividends and/or distributions to shareholders	—		(1.34)	(0.93)		(0.64)		(0.89)		(0.46)

Net asset value, end of period/year	$11.76		$12.25	$11.44		$13.26		$11.67		$11.82

Total return	(4.00	)%(C)	19.79%	(7.32)%		19.49%		6.25%		(2.52)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,431,670		$3,804,109	$3,611,548		$4,331,182		$3,799,618		$3,856,895
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.40	%(E)	0.39%	0.40%		0.39%		0.39%		0.39%
Including waiver and/or reimbursement and recapture	0.40	%(E)	0.39%	0.40	%(F)	0.39	%(F)	0.38	%(B)	0.39%
Net investment income (loss) to average net assets	0.69	%(E)	1.72%	1.77%		1.69%		1.66	%(B)	1.62%
Portfolio turnover rate	18	%(C)	10%	18%		4%		70%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation — Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$2,568,873	$—	$7,526,445	$—	$—	$10,095,318
Total	$2,568,873	$—	$7,526,445	$—	$—	$10,095,318

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(619,174)	$(187,346)	$(20,814,021)	$—	$—	$(21,620,541)
Total	$(619,174)	$(187,346)	$(20,814,021)	$—	$—	$(21,620,541)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$37,307,451	$(1,822,927)	$(11,068,537)	$—	$—	$24,415,987
Total	$37,307,451	$(1,822,927)	$(11,068,537)	$—	$—	$24,415,987

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(10,362,323)	$(1,353,877)	$(24,158,519)	$—	$—	$(35,874,719)
Total	$(10,362,323)	$(1,353,877)	$(24,158,519)	$—	$—	$(35,874,719)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – long	$1,428,871,274
Average notional value of contracts – short	(1,077,360,801)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 705,533,234	$ 41,241,598	$ 1,064,182,139	$ 41,600,009

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,335,654,433	$ 230,772,937	$ (230,819,873)	$ (46,936)

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Asset Allocation – Moderate Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 3-year period, in line with the median for the past 5-year period and below the median for the past 1- and 10-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on July 1, 2016 pursuant to its current investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$976.70	$0.74	$1,024.10	$0.75	0.15%
Service Class	1,000.00	974.60	1.96	1,022.90	2.01	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)

Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	39.4%
U.S. Fixed Income Funds	22.4
International Equity Funds	15.7
International Alternative Funds	12.2
U.S. Mixed Allocation Fund	6.9
U.S. Government Obligation	2.0
Repurchase Agreement	1.3
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 96.6%
International Alternative Funds - 12.2%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D)	6,235	$ 22,245
Transamerica Unconstrained Bond (D)	82,022,714	784,957,371

		784,979,616

International Equity Funds - 15.7%
Transamerica Emerging Markets Equity (D)	15,704,263	148,405,285
Transamerica Emerging Markets Opportunities (A) (D)	13,274,940	117,483,222
Transamerica International Equity (D)	19,068,387	302,805,985
Transamerica International Growth (D)	49,537,530	366,577,720
Transamerica International Small Cap Value (D)	6,425,558	73,636,896

		1,008,909,108

U.S. Equity Funds - 39.4%
Transamerica Janus Mid-Cap Growth VP (D)	4,003,378	146,123,294
Transamerica JPMorgan Enhanced Index VP (D)	26,972,135	581,788,952
Transamerica JPMorgan Mid Cap Value VP (D)	4,027,063	53,197,508
Transamerica Large Cap Value (D)	71,838,883	650,141,888
Transamerica Mid Cap Growth (D)	6,210,930	71,053,037
Transamerica Mid Cap Value Opportunities (D)	7,696,129	73,882,840
Transamerica Morgan Stanley Capital Growth VP (D)	14,990,293	427,673,049
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D)	5,959	4,182
Transamerica T. Rowe Price Small Cap VP (D)	8,283,758	128,232,573
Transamerica WMC US Growth VP (D)	10,937,657	408,630,869

		2,540,728,192

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 22.4%
Transamerica Core Bond (D)	35,639,985	$ 378,496,640
Transamerica High Yield Bond (D)	51,613,199	430,454,080
Transamerica Intermediate Bond (D)	58,534,510	635,684,780

		1,444,635,500

U.S. Mixed Allocation Fund - 6.9%
Transamerica PIMCO Total Return VP (D)	35,712,249	441,760,520

Total Investment Companies (Cost $6,116,218,496)		6,221,012,936

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 2.0%
U.S. Treasury - 2.0%
U.S. Treasury Note 2.50%, 01/31/2021 (E)	$ 124,239,800	125,899,567

Total U.S. Government Obligation (Cost $126,655,582)		125,899,567

REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 0.00% (F), dated 06/30/2020, to be repurchased at $86,687,675 on 07/01/2020. Collateralized by U.S. Government Obligations, 0.63% - 1.63%, due 04/15/2023 - 04/30/2023, and with a total value of $88,421,436.	86,687,675	86,687,675

Total Repurchase Agreement (Cost $86,687,675)		86,687,675

Total Investments (Cost $6,329,561,753)		6,433,600,178
Net Other Assets (Liabilities) - 0.1%		8,889,704

Net Assets - 100.0%		$ 6,442,489,882

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	5,531	09/30/2020	$693,414,950	$695,480,042	$2,065,092	$—
10-Year U.S. Treasury Note	2,802	09/21/2020	388,498,797	389,959,594	1,460,797	—
CAD Currency	869	09/15/2020	64,157,880	63,975,780	—	(182,100)
E-Mini Russell 2000® Index	2,476	09/18/2020	170,818,751	177,974,880	7,156,129	—
MSCI EAFE Index	1,984	09/18/2020	173,106,580	176,417,280	3,310,700	—
MSCI Emerging Markets Index	123	09/18/2020	5,895,338	6,062,055	166,717	—

Total					$14,159,435	$(182,100)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(6,613)	09/18/2020	$(999,767,038)	$(1,021,774,630)	$—	$(22,007,592)
TOPIX Index	(1,344)	09/10/2020	(201,506,682)	(193,991,572)	7,515,110	—
U.S. Treasury Ultra Bond	(571)	09/21/2020	(124,119,869)	(124,567,219)	—	(447,350)

Total					$7,515,110	$(22,454,942)

Total Futures Contracts					$21,674,545	$(22,637,042)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$6,220,986,509	$—	$—	$6,220,986,509
U.S. Government Obligation	—	125,899,567	—	125,899,567
Repurchase Agreement	—	86,687,675	—	86,687,675

Total	$6,220,986,509	$212,587,242	$—	$6,433,573,751

Investment Companies Measured at Net Asset Value (C)				26,427

Total Investments				$6,433,600,178

Other Financial Instruments
Futures Contracts (H)	$21,674,545	$—	$—	$21,674,545

Total Other Financial Instruments	$21,674,545	$—	$—	$21,674,545

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(22,637,042)	$—	$—	$(22,637,042)

Total Other Financial Instruments	$(22,637,042)	$—	$—	$(22,637,042)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Restricted securities. At June 30, 2020, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$64,152	$22,245	0.0%(I)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	59,594	4,182	0.0(I)

Total			$123,746	$26,427	0.0%(I)

(C)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(D)	Affiliated investment in the Class I2 shares of Transamerica Funds, and liquidating trusts of former Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$220,633,791	$—	$(177,168,301)	$(16,481,435)	$(26,984,055)	$—	—	$—	$—
Transamerica Core Bond	411,332,590	5,563,950	(54,919,161)	(1,156,713)	17,675,974	378,496,640	35,639,985	5,563,950	—
Transamerica Emerging Markets Equity	162,382,078	—	—	—	(13,976,793)	148,405,285	15,704,263	—	—
Transamerica Emerging Markets Opportunities	—	119,337,157	—	—	(1,853,935)	117,483,222	13,274,940	—	—
Transamerica Global Allocation Liquidating Trust	23,072	—	—	—	(827)	22,245	6,235	—	—
Transamerica High Yield Bond	229,408,839	231,835,969	—	—	(30,790,728)	430,454,080	51,613,199	9,914,521	—
Transamerica Intermediate Bond	945,525,509	8,872,313	(351,019,376)	17,985,807	14,320,527	635,684,780	58,534,510	8,872,313	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica International Equity	$491,812,684	$—	$(118,710,626)	$(9,587,456)	$(60,708,617)	$302,805,985	19,068,387	$—	$—
Transamerica International Growth	260,979,818	117,694,900	—	—	(12,096,998)	366,577,720	49,537,530	—	—
Transamerica International Small Cap Value	118,702,906	—	(28,429,100)	(249,005)	(16,387,905)	73,636,896	6,425,558	—	—
Transamerica Janus Mid-Cap Growth VP	185,563,257	—	(26,425,461)	10,041,891	(23,056,393)	146,123,294	4,003,378	—	—
Transamerica JPMorgan Enhanced Index VP	819,394,715	—	(223,822,717)	43,296,146	(57,079,192)	581,788,952	26,972,135	—	—
Transamerica JPMorgan Mid Cap Value VP	65,560,593	—	—	—	(12,363,085)	53,197,508	4,027,063	—	—
Transamerica Large Cap Value	531,865,060	233,519,059	—	—	(115,242,231)	650,141,888	71,838,883	5,952,159	—
Transamerica Mid Cap Growth	67,947,573	—	—	—	3,105,464	71,053,037	6,210,930	—	—
Transamerica Mid Cap Value Opportunities	109,847,042	—	(15,749,938)	(476,261)	(19,738,003)	73,882,840	7,696,129	—	—
Transamerica Morgan Stanley Capital Growth VP	302,707,635	—	(36,460,399)	(489,542)	161,915,355	427,673,049	14,990,293	—	—
Transamerica PIMCO Total Return VP	697,678,427	—	(282,383,121)	4,014,452	22,450,762	441,760,520	35,712,249	—	—
Transamerica Small Company Growth Liquidating Trust	3,708	—	—	—	474	4,182	5,959	—	—
Transamerica T. Rowe Price Small Cap VP	143,482,364	—	(5,958,629)	(11,025)	(9,280,137)	128,232,573	8,283,758	—	—
Transamerica Unconstrained Bond	562,289,274	241,427,968	(8,731,660)	(1,035,189)	(8,993,022)	784,957,371	82,022,714	10,906,380	—
Transamerica WMC US Growth VP	304,487,475	108,045,936	(26,813,835)	5,532,912	17,378,381	408,630,869	10,937,657	—	—

Total	$6,631,628,410	$1,066,297,252	$(1,356,592,324)	$51,384,582	$(171,704,984)	$6,221,012,936	522,505,755	$41,209,323	$—

(E)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $125,899,567.
(F)	Rate disclosed reflects the yield at June 30, 2020.
(G)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(I)	Percentage rounds to less than 0.1% or (0.1)%.

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $6,116,218,496)	$6,221,012,936
Unaffiliated investments, at value (cost $126,655,582)	125,899,567
Repurchase agreement, at value (cost $86,687,675)	86,687,675
Cash	14,678,395
Receivables and other assets:
Net income from securities lending	210
Shares of beneficial interest sold	801,874
Dividends	4,547,637
Interest	1,297,009
Prepaid expenses	28,408

Total assets	6,454,953,711

Liabilities:
Payables and other liabilities:
Investments purchased	4,547,637
Shares of beneficial interest redeemed	1,437,501
Investment management fees	687,698
Distribution and service fees	1,287,225
Transfer agent costs	9,377
Trustees, CCO and deferred compensation fees	40,905
Audit and tax fees	40,698
Custody fees	39,167
Legal fees	9,048
Printing and shareholder reports fees	153,458
Other accrued expenses	113,621
Variation margin payable on futures contracts	4,097,494

Total liabilities	12,463,829

Net assets	$6,442,489,882

Net assets consist of:
Capital stock ($0.01 par value)	$5,578,687
Additional paid-in capital	5,998,707,555
Total distributable earnings (accumulated losses)	438,203,640

Net assets	$6,442,489,882

Net assets by class:
Initial Class	$533,504,782
Service Class	5,908,985,100

Shares outstanding:
Initial Class	45,494,134
Service Class	512,374,614

Net asset value and offering price per share:
Initial Class	$11.73
Service Class	11.53

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from affiliated investments	$41,209,323
Interest income from unaffiliated investments	1,688,892

Total investment income	42,898,215

Expenses:
Investment management fees	3,866,321
Distribution and service fees:
Service Class	7,225,332
Transfer agent costs	46,003
Trustees, CCO and deferred compensation fees	101,862
Audit and tax fees	46,039
Custody fees	67,295
Legal fees	164,022
Printing and shareholder reports fees	91,663
Other	202,450

Total expenses	11,810,987

Net investment income (loss)	31,087,228

Net realized gain (loss) on:
Affiliated investments	51,384,582
Unaffiliated investments	538,868
Futures contracts	(52,339,700)

Net realized gain (loss)	(416,250)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(171,704,984)
Unaffiliated investments	(824,710)
Futures contracts	(28,826,415)
Translation of assets and liabilities denominated in foreign currencies	(9,002)

Net change in unrealized appreciation (depreciation)	(201,365,111)

Net realized and change in unrealized gain (loss)	(201,781,361)

Net increase (decrease) in net assets resulting from operations	$(170,694,133)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$31,087,228	$124,483,355
Net realized gain (loss)	(416,250)	214,035,233
Net change in unrealized appreciation (depreciation)	(201,365,111)	611,219,135

Net increase (decrease) in net assets resulting from operations	(170,694,133)	949,737,723

Dividends and/or distributions to shareholders:
Initial Class	—	(43,811,454)
Service Class	—	(440,601,138)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(484,412,592)

Capital share transactions:
Proceeds from shares sold:
Initial Class	9,734,058	14,237,210
Service Class	57,843,573	92,308,507

	67,577,631	106,545,717

Issued from fund acquisition:
Service Class	—	102,131,947

	—	102,131,947

Dividends and/or distributions reinvested:
Initial Class	—	43,811,454
Service Class	—	440,601,138

	—	484,412,592

Cost of shares redeemed:
Initial Class	(37,493,561)	(73,287,245)
Service Class	(141,651,158)	(258,238,813)

	(179,144,719)	(331,526,058)

Net increase (decrease) in net assets resulting from capital share transactions	(111,567,088)	361,564,198

Net increase (decrease) in net assets	(282,261,221)	826,889,329

Net assets:
Beginning of period/year	6,724,751,103	5,897,861,774

End of period/year	$6,442,489,882	$6,724,751,103

Capital share transactions - shares:
Shares issued:
Initial Class	847,030	1,207,134
Service Class	5,193,287	7,960,906

	6,040,317	9,168,040

Shares issued on fund acquisition:
Service Class	—	8,928,632

	—	8,928,632

Shares reinvested:
Initial Class	—	3,918,735
Service Class	—	39,981,954

	—	43,900,689

Shares redeemed:
Initial Class	(3,286,317)	(6,234,103)
Service Class	(12,553,644)	(22,310,706)

	(15,839,961)	(28,544,809)

Net increase (decrease) in shares outstanding:
Initial Class	(2,439,287)	(1,108,234)
Service Class	(7,360,357)	34,560,786

	(9,799,644)	33,452,552

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.02		$11.18	$12.62		$11.30		$11.22		$12.17

Investment operations:
Net investment income (loss) (A)	0.07		0.26	0.27		0.22		0.22	(B)	0.24
Net realized and unrealized gain (loss)	(0.36)		1.54	(0.88)		1.61		0.40		(0.52)

Total investment operations	(0.29)		1.80	(0.61)		1.83		0.62		(0.28)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.27)	(0.22)		(0.23)		(0.25)		(0.25)
Net realized gains	—		(0.69)	(0.61)		(0.28)		(0.29)		(0.42)

Total dividends and/or distributions to shareholders	—		(0.96)	(0.83)		(0.51)		(0.54)		(0.67)

Net asset value, end of period/year	$11.73		$12.02	$11.18		$12.62		$11.30		$11.22

Total return	(2.33	)%(C)	16.42%	(5.13)%		16.47%		5.56%		(2.23)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$533,505		$575,923	$548,520		$634,841		$610,851		$642,102
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.15	%(E)	0.14%	0.15%		0.14%		0.14%		0.14%
Including waiver and/or reimbursement and recapture	0.15	%(E)	0.14%	0.15	%(F)	0.14	%(F)	0.13	%(B)	0.14%
Net investment income (loss) to average net assets	1.21	%(E)	2.19%	2.20%		1.84%		1.96	%(B)	1.97%
Portfolio turnover rate	17	%(C)	11%	14%		3%		63%		33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$11.83		$11.03	$12.45		$11.16		$11.09		$12.03

Investment operations:
Net investment income (loss) (A)	0.05		0.23	0.24		0.19		0.19	(B)	0.21
Net realized and unrealized gain (loss)	(0.35)		1.50	(0.86)		1.58		0.39		(0.51)

Total investment operations	(0.30)		1.73	(0.62)		1.77		0.58		(0.30)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.24)	(0.19)		(0.20)		(0.22)		(0.22)
Net realized gains	—		(0.69)	(0.61)		(0.28)		(0.29)		(0.42)

Total dividends and/or distributions to shareholders	—		(0.93)	(0.80)		(0.48)		(0.51)		(0.64)

Net asset value, end of period/year	$11.53		$11.83	$11.03		$12.45		$11.16		$11.09

Total return	(2.54	)%(C)	16.18%	(5.35)%		16.12%		5.26%		(2.48)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,908,985		$6,148,828	$5,349,342		$5,755,070		$5,365,006		$5,536,501
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.40	%(E)	0.39%	0.40%		0.39%		0.39%		0.39%
Including waiver and/or reimbursement and recapture	0.40	%(E)	0.39%	0.40	%(F)	0.39	%(F)	0.38	%(B)	0.39%
Net investment income (loss) to average net assets	0.96	%(E)	1.97%	1.98%		1.60%		1.72	%(B)	1.79%
Portfolio turnover rate	17	%(C)	11%	14%		3%		63%		33%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Asset Allocation — Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded a set realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$3,525,889	$—	$18,148,656	$—	$—	$21,674,545
Total	$3,525,889	$—	$18,148,656	$—	$—	$21,674,545

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(447,350)	$(182,100)	$(22,007,592)	$—	$—	$(22,637,042)
Total	$(447,350)	$(182,100)	$(22,007,592)	$—	$—	$(22,637,042)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$64,563,238	$(1,728,017)	$(115,174,921)	$—	$—	$(52,339,700)
Total	$64,563,238	$(1,728,017)	$(115,174,921)	$—	$—	$(52,339,700)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(10,757,605)	$(1,270,949)	$(16,797,861)	$—	$—	$(28,826,415)
Total	$(10,757,605)	$(1,270,949)	$(16,797,861)	$—	$—	$(28,826,415)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – long	$1,902,073,314
Average notional value of contracts – short	(1,361,233,527)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,025,160,735	$ 48,908,741	$ 1,356,642,375	$ 49,357,686

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 6,329,561,753	$ 387,671,056	$ (284,595,128)	$ 103,075,928

11. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Madison Balanced Allocation VP (“Madison Balanced Allocation VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of the Portfolio for shares of Madison Balanced Allocation VP outstanding following the close of business on November 1, 2019. The cost basis of the investments received from Madison Balanced Allocation VP was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Madison Balanced Allocation VP shareholders, along with the exchange ratio of the reorganization for Portfolio, were as follows:

Madison Balanced Allocation VP Class	Madison Balanced Allocation VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Service	9,114,873	Service	8,928,632	$ 102,131,947	0.98

(A)	Calculated by dividing the Portfolio shares issuable by the Madison Balanced Allocation VP shares outstanding on November 1, 2019.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

11. REORGANIZATION (continued)

The net assets of Madison Balanced Allocation VP, including unrealized appreciation (depreciation), were combined with those of Portfolio. These amounts were as follows:

Madison Balanced Allocation VP Unrealized Appreciation (Depreciation)	Madison Balanced Allocation VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 5,222,230	$ 102,131,947	$ 6,416,843,017	$ 6,518,974,964

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Asset Allocation – Moderate VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 3-year period, in line with the median for the past 5-year period and below the median for the past 1- and 10-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on July 1, 2016 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$1,050.60	$2.70	$1,022.20	$2.66	0.53%
Service Class	1,000.00	1,049.40	3.97	1,021.00	3.92	0.78

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Agency Obligations	31.8%
Corporate Debt Securities	25.7
U.S. Government Obligations	19.0
Asset-Backed Securities	12.5
Repurchase Agreement	5.4
Mortgage-Backed Securities	5.0
Other Investment Company	3.0
Foreign Government Obligations	1.7
Municipal Government Obligations	0.3
Net Other Assets (Liabilities)	(4.4)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	7.99
Duration †	6.14

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	50.8%
AAA	9.5
AA	4.5
A	9.5
BBB	17.0
BB	0.2
B	0.0 *
CCC and Below	0.0 *
Not Rated	12.9
Net Other Assets (Liabilities)	(4.4)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 12.5%
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (A)	$ 451,440	$ 484,864
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (A)	150,000	166,727
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (A)	175,000	195,742
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (A)	860,487	921,069
Series 2015-SFR1, Class D,
4.41%, 04/17/2052 (A)	1,200,000	1,309,469
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (A)	292,500	322,625
Series 2015-SFR2, Class D,
5.04%, 10/17/2052 (A)	700,000	781,260
Series 2015-SFR2, Class E,
6.07%, 10/17/2052 (A)	430,000	481,135
American Tower Trust #1 Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (A)	350,000	358,081
AmeriCredit Automobile Receivables Trust
Series 2017-1, Class B,
2.30%, 02/18/2022	68,812	68,914
Series 2017-1, Class C,
2.71%, 08/18/2022	144,000	145,568
Series 2017-1, Class D,
3.13%, 01/18/2023	323,000	327,902
B2R Mortgage Trust
Series 2015-2, Class A,
3.34%, 11/15/2048 (A)	111,555	111,507
Series 2016-1, Class A,
2.57%, 06/15/2049 (A)	379,649	380,836
Business Jet Securities LLC
Series 2018-1, Class A,
4.34%, 02/15/2033 (A)	334,169	335,859
Series 2018-2, Class A,
4.45%, 06/15/2033 (A)	583,731	579,146
Series 2019-1, Class A,
4.21%, 07/15/2034 (A)	1,432,459	1,391,964
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (A)	9,993	9,937
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (B) (C)	1,066,090	1,063,758
Carnow Auto Receivables Trust Series 2018-1A, Class B, 4.26%, 09/15/2023 (A)	1,560,000	1,546,027
Carvana Auto Receivables Trust
Series 2019-2A, Class C,
3.00%, 06/17/2024 (A)	1,350,000	1,380,983
Series 2019-3A, Class D,
3.04%, 04/15/2025 (A)	1,620,000	1,632,806
Chase Funding Loan Acquisition Trust Series 2003-C2, Class 1A, 4.75%, 02/19/2020	2,791	2,785
Chase Funding Trust Series 2003-6, Class 1A7, 5.00% (D), 11/25/2034	29,532	30,785

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CIG Auto Receivables Trust Series 2017-1A, Class A, 2.71%, 05/15/2023 (A)	$ 19,503	$ 19,537
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (A)	191,265	191,716
Corevest American Finance Trust
Series 2019-1, Class B,
3.88%, 03/15/2052 (A)	690,000	714,293
Series 2019-3, Class A,
2.71%, 10/15/2052 (A)	808,168	829,054
CPS Auto Receivables Trust
Series 2015-C, Class D,
4.63%, 08/16/2021 (A)	127,779	128,429
Series 2017-C, Class C,
2.86%, 06/15/2023 (A)	214,826	215,318
Credit Acceptance Auto Loan Trust
Series 2017-2A, Class B,
3.02%, 04/15/2026 (A)	1,260,000	1,263,321
Series 2018-1A, Class A,
3.01%, 02/16/2027 (A)	244,751	246,265
Series 2019-1A, Class A,
3.33%, 02/15/2028 (A)	825,000	844,298
CSMA SFR Holdings LLC Series 2019-1, Class A, 2.00%, 04/25/2023	1,020,648	1,005,338
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	175,201	174,951
Series 2018-1, Class A,
3.70%, 01/21/2031 (A)	332,318	338,889
Drive Auto Receivables Trust
Series 2016-CA, Class D,
4.18%, 03/15/2024 (A)	437,715	443,851
Series 2017-3, Class D,
3.53%, 12/15/2023 (A)	1,211,533	1,228,662
Series 2017-AA, Class D,
4.16%, 05/15/2024 (A)	283,914	287,706
Series 2018-4, Class C,
3.66%, 11/15/2024	800,150	807,458
Series 2019-1, Class D,
4.09%, 06/15/2026	340,000	346,584
DT Asset Trust Series 2017, Class B, 5.84%, 12/16/2022 (B)	600,000	598,398
DT Auto Owner Trust
Series 2016-4A, Class D,
3.77%, 10/17/2022 (A)	65,568	65,741
Series 2017-1A, Class D,
3.55%, 11/15/2022 (A)	121,049	121,714
Series 2017-3A, Class D,
3.58%, 05/15/2023 (A)	217,906	219,839
Series 2019-4A, Class C,
2.73%, 07/15/2025 (A)	1,121,000	1,132,988
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (A)	876	876

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Exeter Automobile Receivables Trust
Series 2017-1A, Class C,
3.95%, 12/15/2022 (A)	$ 118,417	$ 119,217
Series 2017-3A, Class C,
3.68%, 07/17/2023 (A)	658,000	669,889
Series 2018-4A, Class B,
3.64%, 11/15/2022 (A)	150,327	150,969
Series 2019-3A, Class D,
3.11%, 08/15/2025 (A)	1,180,000	1,190,305
First Investors Auto Owner Trust Series 2017-3A, Class A2, 2.41%, 12/15/2022 (A)	160,070	160,340
Flagship Credit Auto Trust
Series 2015-3, Class C,
4.65%, 03/15/2022 (A)	61,723	61,976
Series 2016-1, Class C,
6.22%, 06/15/2022 (A)	470,759	477,821
Series 2016-4, Class C,
2.71%, 11/15/2022 (A)	249,411	250,604
Series 2019-4, Class D,
3.12%, 01/15/2026 (A)	1,350,000	1,365,650
Fort Cre LLC Series 2018-1A, Class C, 1-Month LIBOR + 2.83%, 3.02% (D), 11/16/2035 (A)	1,535,000	1,411,081
Foundation Finance Trust Series 2019-1A, Class A, 3.86%, 11/15/2034 (A)	372,758	376,187
FREED ABS Trust
Series 2018-1, Class A,
3.61%, 07/18/2024 (A)	58,137	57,948
Series 2018-2, Class A,
3.99%, 10/20/2025 (A)	176,670	176,601
Series 2019-2, Class A,
2.62%, 11/18/2026 (A)	422,466	422,384
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2020 (B)	722,429	505,735
GLS Auto Receivables Issuer Trust Series 2019-1A, Class A, 3.37%, 01/17/2023 (A)	122,513	123,618
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (A)	46,142	46,138
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051	1,092,860	1,100,722
Series 2017-1A, Class A,
3.74%, 10/15/2052 (A)	147,126	153,745
Series 2017-2A, Class A,
3.26%, 10/15/2053 (A)	644,991	657,104
Series 2019-2A, Class A,
2.76%, 10/15/2054 (A)	756,682	749,742
Hero Funding Trust
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (A)	468,277	497,665
Series 2017-3A, Class A2,
3.95%, 09/20/2048 (A)	545,938	572,521

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	$ 144,090	$ 142,188
Kabbage Funding LLC
Series 2019-1, Class A,
3.83%, 03/15/2024 (A)	1,292,410	1,275,681
Series 2019-1, Class B,
4.07%, 03/15/2024 (A)	1,010,000	858,695
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.98% (D), 08/25/2038 (A)	472,314	9,537
Series 2013-2, Class A,
1.73% (D), 03/25/2039 (A)	483,817	20,395
Series 2014-2, Class A,
2.76% (D), 04/25/2040 (A)	211,617	18,188
LL ABS Trust Series 2019-1A, Class A, 2.87%, 03/15/2027 (A)	475,176	477,497
LV Tower 52 Series 2013-1, Class A, 5.75%, 07/15/2019 (A)	601,296	606,461
Mariner Finance Issuance Trust
Series 2019-AA, Class B,
3.51%, 07/20/2032 (A)	785,000	757,571
Series 2019-AA, Class C,
4.01%, 07/20/2032 (A)	2,060,000	1,954,461
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 04/18/2022 (A)	220,874	219,058
Oportun Funding IX LLC Series 2018-B, Class A, 3.91%, 07/08/2024 (A)	1,165,000	1,173,272
Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (A)	309,000	307,990
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 03/08/2024 (A)	655,000	656,048
Orange Lake Timeshare Trust Series 2019-A, Class C, 3.61%, 04/09/2038 (A)	1,691,083	1,581,559
Progress Residential Trust Series 2018-SFR2, Class E, 4.66%, 08/17/2035 (A)	642,000	657,657
Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 08/15/2022 (A)	802,441	803,775
Regional Management Issuance Trust Series 2019-1, Class B, 3.43%, 11/15/2028 (A)	1,400,000	1,227,526
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	194,273	200,497
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (A)	523,782	513,430
Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 04/15/2025	730,000	744,477

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
SART Series 2018-1, 4.75%, 06/15/2025	$ 1,025,295	$ 1,025,295
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.20% (D), 01/25/2036	17,973	16,776
SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (B) (C)	1,000,000	1,000,000
Sofi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (A)	8,427	8,442
Tricolor Auto Securitization Trust
Series 2018-1A, Class A,
5.05%, 12/15/2020 (A)	108,875	108,372
Series 2018-2A, Class A,
3.96%, 10/15/2021 (A)	81,365	81,018
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (A)	363,588	365,160
US Auto Funding LLC
Series 2018-1A, Class A,
5.50%, 07/15/2023 (A)	302,980	309,068
Series 2019-1A, Class B,
3.99%, 12/15/2022 (A)	1,200,000	1,214,118
Vericrest Opportunity Loan Trust
Series 2019-NPL7, Class A1A,
3.18% (D), 10/25/2049 (A)	561,836	556,429
Series 2019-NPL8, Class A1A,
3.28% (D), 11/25/2049 (A)	898,091	897,076
Series 2020-NPL2, Class A1A,
2.98% (D), 02/25/2050 (A)	1,022,677	1,010,559
Veros Automobile Receivables Trust Series 2018-1, Class B, 4.05%, 02/15/2024 (A)	1,250,000	1,255,141
VM Debt Trust Series 2019-1, 7.50%, 06/15/2024	942,690	886,864
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38% (D), 10/25/2047 (A)	472,099	471,814
VOLT LXXXIII LLC Series 2019-NPL9, Class A1A, 3.33% (D), 11/26/2049 (A)	972,152	970,438
VOLT LXXXV LLC Series 2020-NPL1, Class A1A, 3.23% (D), 01/25/2050 (A)	866,969	861,582
VOLT LXXXVII LLC Series 2020-NPL3, Class A1A, 2.98% (D), 02/25/2050 (A)	1,029,056	1,019,580
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	254,487	259,633
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (A)	141,062	140,822

	Principal	Value
ASSET-BACKED SECURITIES (continued)
World Omni Auto Receivables Trust Series 2016-B, Class A4, 1.48%, 11/15/2022	$ 150,000	$ 150,439

Total Asset-Backed Securities (Cost $64,017,170)		63,367,526

CORPORATE DEBT SECURITIES - 25.7%
Aerospace & Defense - 0.6%
Airbus Finance BV 2.70%, 04/17/2023 (A)	43,000	44,572
Airbus SE 3.15%, 04/10/2027 (A)	164,000	169,282
Boeing Co.
4.51%, 05/01/2023	594,000	627,519
4.88%, 05/01/2025	145,000	158,021
5.15%, 05/01/2030	220,000	245,307
5.71%, 05/01/2040	190,000	216,299
L3 Harris Technologies, Inc. 3.83%, 04/27/2025	200,000	223,211
Lockheed Martin Corp. 4.50%, 05/15/2036	100,000	129,864
Northrop Grumman Corp.
3.25%, 01/15/2028	75,000	83,875
3.85%, 04/15/2045	38,000	44,596
Precision Castparts Corp. 4.20%, 06/15/2035	170,000	198,207
Raytheon Technologies Corp.
3.20%, 03/15/2024 (A)	70,000	75,425
3.75%, 11/01/2046	155,000	177,022
4.15%, 05/15/2045	163,000	195,383
4.50%, 06/01/2042	241,000	300,361

		2,888,944

Airlines - 0.6%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (A)	147,712	133,926
3.55%, 07/15/2031 (A)	209,566	172,946
4.13%, 11/15/2026 (A)	174,567	160,723
American Airlines Pass-Through Trust
3.00%, 04/15/2030	356,511	326,970
3.38%, 11/01/2028	188,094	157,394
3.65%, 02/15/2029 - 12/15/2029	138,097	127,242
3.70%, 04/15/2027 - 04/01/2028	312,673	230,676
British Airways Pass-Through Trust
3.30%, 06/15/2034 (A)	284,589	256,399
4.13%, 03/20/2033 (A)	279,694	230,777
Continental Airlines Pass-Through Trust 5.98%, 10/19/2023	30,357	28,472
Delta Air Lines Pass-Through Trust 3.63%, 01/30/2029	321,948	318,389
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	137,077	128,280
United Airlines Pass-Through Trust
3.65%, 07/07/2027	135,907	100,284
4.15%, 02/25/2033	297,758	292,671
4.55%, 08/25/2031	266,838	220,465

		2,885,614

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks - 4.8%
ABN AMRO Bank NV 4.75%, 07/28/2025 (A)	$ 200,000	$ 220,416
AIB Group PLC 4.75%, 10/12/2023 (A)	290,000	312,627
ANZ New Zealand International, Ltd. 2.55%, 02/13/2030 (A) (E)	625,000	669,403
ASB Bank, Ltd. 3.13%, 05/23/2024 (A)	465,000	498,815
Banco Santander SA 2.75%, 05/28/2025	400,000	414,526
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (D), 02/13/2031, MTN	500,000	524,196
Fixed until 04/29/2030, 2.59% (D), 04/29/2031	363,000	384,107
Fixed until 06/19/2040, 2.68% (D), 06/19/2041, MTN	392,000	402,582
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	430,000	478,956
Fixed until 04/24/2027, 3.71% (D), 04/24/2028	700,000	791,256
3.95%, 04/21/2025, MTN	368,000	407,491
Fixed until 03/05/2028, 3.97% (D), 03/05/2029, MTN	300,000	343,702
4.00%, 01/22/2025, MTN	400,000	441,742
4.25%, 10/22/2026, MTN	284,000	325,764
Bank of Montreal Fixed until 12/15/2027, 3.80% (D), 12/15/2032	110,000	118,394
Bank of Nova Scotia
1.63%, 05/01/2023	790,000	808,651
4.50%, 12/16/2025	160,000	181,793
Barclays PLC
Fixed until 06/24/2030, 2.65% (D), 06/24/2031	480,000	478,121
3.65%, 03/16/2025	200,000	216,822
Fixed until 02/15/2022, 4.61% (D), 02/15/2023	300,000	315,873
BBVA USA 3.50%, 06/11/2021	250,000	255,434
BNP Paribas SA
Fixed until 06/09/2025, 2.22% (D), 06/09/2026 (A)	350,000	358,406
Fixed until 01/13/2030, 3.05% (D), 01/13/2031 (A)	385,000	405,518
BPCE SA
4.00%, 09/12/2023 (A)	250,000	269,933
4.63%, 07/11/2024 (A)	200,000	218,138
Citigroup, Inc.
Fixed until 04/08/2025, 3.11% (D), 04/08/2026	450,000	484,009
Fixed until 04/24/2024, 3.35% (D), 04/24/2025	175,000	189,084
3.40%, 05/01/2026	150,000	166,321
Fixed until 07/24/2027, 3.67% (D), 07/24/2028	531,000	592,030
3.88%, 03/26/2025	100,000	109,014

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. (continued)
Fixed until 03/20/2029, 3.98% (D), 03/20/2030	$ 400,000	$ 459,668
4.40%, 06/10/2025	215,000	240,758
4.45%, 09/29/2027	48,000	54,800
5.30%, 05/06/2044	34,000	45,104
8.13%, 07/15/2039	28,000	48,491
Citizens Financial Group, Inc. 4.30%, 12/03/2025	58,000	64,897
Commonwealth Bank of Australia 4.50%, 12/09/2025 (A)	200,000	225,761
Cooperatieve Rabobank UA 3.75%, 07/21/2026	455,000	501,314
Credit Agricole SA Fixed until 06/16/2025, 1.91% (D), 06/16/2026 (A)	400,000	405,838
Danske Bank A/S 2.70%, 03/02/2022 (A)	200,000	206,429
HSBC Holdings PLC
Fixed until 05/18/2023, 3.95% (D), 05/18/2024	229,000	246,108
Fixed until 03/13/2027, 4.04% (D), 03/13/2028	650,000	718,406
4.38%, 11/23/2026	200,000	222,779
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	250,000	253,803
ING Groep NV
Fixed until 07/01/2025, 1.40% (D), 07/01/2026 (A) (F)	210,000	210,490
4.10%, 10/02/2023	580,000	635,505
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	232,067
4.58%, 12/10/2025	200,000	222,014
Mitsubishi UFJ Financial Group, Inc. 3.75%, 07/18/2039	250,000	284,686
Mizuho Financial Group, Inc. Fixed until 05/25/2025, 2.23% (D), 05/25/2026	625,000	641,015
National Australia Bank, Ltd. Fixed until 08/02/2029, 3.93% (D), 08/02/2034 (A)	345,000	376,001
Royal Bank of Scotland Group PLC
Fixed until 11/01/2024, 3.75% (D), 11/01/2029	338,000	349,918
Fixed until 03/22/2024, 4.27% (D), 03/22/2025	200,000	217,541
Fixed until 05/08/2029, 4.45% (D), 05/08/2030	330,000	382,852
Santander Group Holdings PLC 4.75%, 09/15/2025 (A)	200,000	216,708
Societe Generale SA
3.00%, 01/22/2030 (A)	589,000	598,336
4.25%, 04/14/2025 (A)	200,000	211,506
Standard Chartered PLC
Fixed until 01/30/2025, 2.82% (D), 01/30/2026 (A)	220,000	224,689
Fixed until 01/20/2022, 4.25% (D), 01/20/2023 (A)	300,000	311,430

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Standard Chartered PLC (continued)
Fixed until 05/21/2029, 4.31% (D), 05/21/2030 (A)	$ 200,000	$ 220,273
5.20%, 01/26/2024 (A)	200,000	216,989
Sumitomo Mitsui Financial Group, Inc.
2.63%, 07/14/2026	107,000	113,959
3.04%, 07/16/2029	440,000	473,368
Svenska Handelsbanken AB 0.63%, 06/30/2023 (A)	410,000	409,684
Truist Bank 3.30%, 05/15/2026	200,000	220,552
Truist Financial Corp. 1.95%, 06/05/2030, MTN	150,000	152,495
Wells Fargo & Co.
Fixed until 04/30/2040, 3.07% (D), 04/30/2041	150,000	156,463
Fixed until 06/17/2026, 3.20% (D), 06/17/2027, MTN	470,000	509,619
3.75%, 01/24/2024, MTN	215,000	234,919
4.10%, 06/03/2026, MTN	258,000	290,951
4.40%, 06/14/2046, MTN	96,000	114,470
4.65%, 11/04/2044, MTN	184,000	227,527
4.75%, 12/07/2046, MTN	247,000	316,559
4.90%, 11/17/2045, MTN	112,000	143,576
Westpac Banking Corp.
Fixed until 11/23/2026, 4.32% (D), 11/23/2031, MTN	180,000	199,755
4.42%, 07/24/2039	195,000	229,898

		24,423,095

Beverages - 0.9%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 02/01/2036	872,000	1,027,280
4.90%, 02/01/2046	365,000	446,645
Anheuser-Busch InBev Finance, Inc. 4.70%, 02/01/2036	240,000	276,985
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 06/01/2030	135,000	151,798
4.35%, 06/01/2040	210,000	239,220
4.44%, 10/06/2048	250,000	288,416
4.50%, 06/01/2050	275,000	326,018
4.60%, 06/01/2060	100,000	119,222
Coca-Cola Femsa SAB de CV 2.75%, 01/22/2030	275,000	290,901
Constellation Brands, Inc.
2.88%, 05/01/2030	490,000	519,173
4.40%, 11/15/2025	100,000	115,586
5.25%, 11/15/2048	55,000	72,148
Fomento Economico Mexicano SAB de CV 3.50%, 01/16/2050	280,000	289,005
Keurig Dr. Pepper, Inc.
3.13%, 12/15/2023	110,000	118,194
3.43%, 06/15/2027	50,000	55,139
4.42%, 05/25/2025	86,000	99,162
4.99%, 05/25/2038	124,000	157,922

		4,592,814

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.4%
AbbVie, Inc.
3.38%, 09/15/2020 (A)	$ 67,000	$ 67,416
3.45%, 03/15/2022 (A)	139,000	144,568
3.85%, 06/15/2024 (A)	302,000	330,857
4.05%, 11/21/2039 (A)	858,000	1,003,397
4.40%, 11/06/2042	205,000	245,350
4.50%, 05/14/2035	200,000	240,923
Biogen, Inc.
2.25%, 05/01/2030	176,000	177,437
3.15%, 05/01/2050	80,000	77,028

		2,286,976

Building Products - 0.0% (G)
Johnson Controls International PLC 3.75%, 12/01/2021	2,000	2,046
Masco Corp. 6.50%, 08/15/2032	130,000	157,968

		160,014

Capital Markets - 2.1%
BlackRock, Inc. 1.90%, 01/28/2031	495,000	505,426
Credit Suisse Group AG
Fixed until 06/05/2025, 2.19% (D), 06/05/2026 (A)	250,000	253,200
Fixed until 09/11/2024, 2.59% (D), 09/11/2025 (A)	355,000	367,133
4.28%, 01/09/2028 (A)	300,000	336,003
Deutsche Bank AG
3.30%, 11/16/2022	200,000	204,559
3.70%, 05/30/2024	267,000	278,266
4.25%, 10/14/2021	200,000	205,202
Goldman Sachs Group, Inc.
3.50%, 11/16/2026	292,000	321,130
Fixed until 06/05/2027, 3.69% (D), 06/05/2028	488,000	546,663
3.85%, 01/26/2027	1,590,000	1,793,543
4.25%, 10/21/2025	100,000	112,569
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (D), 11/28/2028 (A)	515,000	554,856
Fixed until 01/15/2029, 5.03% (D), 01/15/2030 (A)	700,000	829,090
Morgan Stanley
Fixed until 04/28/2025, 2.19% (D), 04/28/2026	800,000	832,967
Fixed until 07/22/2027, 3.59% (D), 07/22/2028	356,000	400,315
3.63%, 01/20/2027	383,000	432,423
Fixed until 01/24/2028, 3.77% (D), 01/24/2029, MTN	112,000	127,512
4.10%, 05/22/2023, MTN	150,000	162,108
4.35%, 09/08/2026, MTN	200,000	230,616
5.00%, 11/24/2025	269,000	314,169
Nomura Holdings, Inc. 2.65%, 01/16/2025	377,000	393,249
Northern Trust Corp. 1.95%, 05/01/2030	445,000	459,221

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
UBS AG 1.75%, 04/21/2022 (A)	$ 210,000	$ 214,015
UBS Group AG
Fixed until 08/13/2029, 3.13% (D), 08/13/2030 (A)	200,000	216,070
3.49%, 05/23/2023 (A)	480,000	502,050

		10,592,355

Chemicals - 0.2%
Air Liquide Finance SA 2.25%, 09/27/2023 (A)	200,000	208,661
Albemarle Corp. 5.45%, 12/01/2044	50,000	52,546
Dow Chemical Co. 5.25%, 11/15/2041	45,000	54,325
DuPont de Nemours, Inc. 5.32%, 11/15/2038	100,000	126,787
International Flavors & Fragrances, Inc.
4.45%, 09/26/2028	83,000	94,452
5.00%, 09/26/2048	89,000	103,836
Nutrien, Ltd.
4.13%, 03/15/2035	200,000	224,526
5.00%, 04/01/2049	80,000	102,397
Sherwin-Williams Co. 3.13%, 06/01/2024	70,000	75,211
Union Carbide Corp. 7.50%, 06/01/2025	175,000	211,830

		1,254,571

Commercial Services & Supplies - 0.1%
Brambles USA, Inc. 4.13%, 10/23/2025 (A)	100,000	109,230
ERAC USA Finance LLC
4.50%, 08/16/2021 (A)	36,000	37,152
5.25%, 10/01/2020 (A)	48,000	48,422
5.63%, 03/15/2042 (A)	59,000	68,586

		263,390

Construction Materials - 0.0% (G)
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	200,000	210,852

Consumer Finance - 0.2%
BMW US Capital LLC 2.25%, 09/15/2023 (A)	180,000	186,532
Capital One Financial Corp.
3.75%, 04/24/2024	221,000	239,463
4.20%, 10/29/2025	50,000	55,541
Hyundai Capital America 3.00%, 03/18/2021 (A) (E)	200,000	201,957
John Deere Capital Corp. 2.80%, 09/08/2027, MTN	200,000	223,736

		907,229

Containers & Packaging - 0.0% (G)
International Paper Co. 8.70%, 06/15/2038	50,000	76,631
Packaging Corp. of America 4.05%, 12/15/2049	140,000	167,087

		243,718

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Consumer Services - 0.3%
Emory University 2.14%, 09/01/2030	$ 280,000	$ 291,467
Ford Foundation 2.82%, 06/01/2070	100,000	103,228
Pepperdine University 3.30%, 12/01/2059	200,000	205,399
SART 4.75%, 07/15/2024	824,577	816,331
University of Southern California 3.23%, 10/01/2120	200,000	207,977

		1,624,402

Diversified Financial Services - 0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.45%, 12/16/2021	150,000	151,490
4.50%, 09/15/2023 (F)	435,000	435,051
6.50%, 07/15/2025	150,000	157,276
Aviation Capital Group LLC
3.50%, 11/01/2027 (A)	150,000	123,660
4.13%, 08/01/2025 (A)	250,000	224,249
Brookfield Finance, Inc.
3.90%, 01/25/2028	84,000	92,208
4.70%, 09/20/2047	123,000	141,451
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (A)	240,000	262,127
GE Capital International Funding Unlimited Co. 4.42%, 11/15/2035	1,431,000	1,454,974
Jefferies Group LLC 6.45%, 06/08/2027	56,000	65,714
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (A)	200,000	205,246
Private Export Funding Corp. 3.55%, 01/15/2024	150,000	163,454

		3,476,900

Diversified Telecommunication Services - 1.0%
AT&T, Inc.
2.30%, 06/01/2027	600,000	621,162
3.50%, 06/01/2041	165,000	172,965
3.55%, 06/01/2024	425,000	465,013
3.60%, 07/15/2025	260,000	288,828
4.30%, 12/15/2042	148,000	165,638
4.50%, 05/15/2035	525,000	623,017
Deutsche Telekom AG 3.63%, 01/21/2050 (A)	178,000	195,881
GTP Acquisition Partners I LLC 3.48%, 06/15/2050 (A)	226,000	236,707
Qwest Corp. 6.75%, 12/01/2021	148,000	156,407
Verizon Communications, Inc.
4.27%, 01/15/2036	330,000	408,108
4.40%, 11/01/2034	568,000	707,227
4.67%, 03/15/2055	160,000	217,501
4.86%, 08/21/2046	290,000	393,808
5.25%, 03/16/2037	183,000	244,993

		4,897,255

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 1.8%
AEP Transmission Co. LLC 4.00%, 12/01/2046	$ 93,000	$ 111,672
Alabama Power Co. 4.10%, 01/15/2042	66,000	74,766
Appalachian Power Co. 6.70%, 08/15/2037	50,000	69,305
Ausgrid Finance Pty, Ltd. 3.85%, 05/01/2023 (A)	400,000	420,580
Baltimore Gas & Electric Co. 2.90%, 06/15/2050	120,000	122,705
Duke Energy Carolinas LLC 6.00%, 12/01/2028	100,000	132,076
Duke Energy Progress LLC 4.10%, 03/15/2043	75,000	90,294
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (A)	230,000	234,627
Edison International
3.55%, 11/15/2024	200,000	210,782
5.75%, 06/15/2027	200,000	229,642
Emera US Finance, LP 4.75%, 06/15/2046	220,000	260,853
Enel Finance International NV
3.50%, 04/06/2028 (A)	200,000	215,134
3.63%, 05/25/2027 (A)	220,000	240,197
Entergy Texas, Inc. 3.55%, 09/30/2049	100,000	110,131
Evergy Metro, Inc. 5.30%, 10/01/2041	100,000	133,406
Evergy, Inc. 2.90%, 09/15/2029	320,000	341,668
Exelon Generation Co. LLC 6.25%, 10/01/2039	150,000	178,127
FirstEnergy Corp.
2.65%, 03/01/2030	320,000	334,008
3.40%, 03/01/2050	305,000	322,055
4.85%, 07/15/2047	53,000	67,164
Fortis, Inc. 3.06%, 10/04/2026	310,000	334,486
Hydro-Quebec 9.40%, 02/01/2021	250,000	262,996
Interstate Power & Light Co. 2.30%, 06/01/2030	365,000	371,881
ITC Holdings Corp. 2.95%, 05/14/2030 (A)	120,000	127,809
Jersey Central Power & Light Co.
4.30%, 01/15/2026 (A)	240,000	277,510
6.15%, 06/01/2037	70,000	90,034
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	60,735	76,714
Korea Southern Power Co., Ltd. 3.00%, 01/29/2021 (A)	200,000	202,452
Massachusetts Electric Co. 4.00%, 08/15/2046 (A)	105,000	119,567
Mid-Atlantic Interstate Transmission LLC 4.10%, 05/15/2028 (A)	110,000	125,397
Nevada Power Co.
5.38%, 09/15/2040	92,000	118,120
5.45%, 05/15/2041	50,000	64,962

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
New England Power Co. 3.80%, 12/05/2047 (A)	$ 95,000	$ 109,734
Niagara Mohawk Power Corp. 1.96%, 06/27/2030 (A)	250,000	251,736
NRG Energy, Inc. 4.45%, 06/15/2029 (A)	220,000	230,902
Oncor Electric Delivery Co. LLC 5.75%, 03/15/2029	50,000	65,548
Pacific Gas & Electric Co. 1.75%, 06/16/2022 (E)	1,165,000	1,166,864
PECO Energy Co. 2.80%, 06/15/2050	110,000	113,264
Pennsylvania Electric Co. 3.25%, 03/15/2028 (A)	38,000	41,308
Southern California Edison Co.
1.85%, 02/01/2022	20,000	20,017
4.05%, 03/15/2042	250,000	283,031
5.55%, 01/15/2036	70,000	88,110
6.05%, 03/15/2039	60,000	80,737
Toledo Edison Co. 6.15%, 05/15/2037	200,000	286,355
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	62,000	72,739
Tucson Electric Power Co. 4.85%, 12/01/2048	350,000	455,520
Virginia Electric & Power Co. 4.45%, 02/15/2044	28,000	34,975

		9,371,960

Electrical Equipment - 0.0% (G)
Eaton Corp.
4.00%, 11/02/2032	21,000	24,832
5.80%, 03/15/2037	100,000	134,012
7.63%, 04/01/2024	75,000	88,425

		247,269

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc.
3.25%, 09/08/2024	66,000	69,963
3.88%, 01/12/2028	155,000	162,435
4.50%, 03/01/2023	30,000	31,855
Corning, Inc.
3.90%, 11/15/2049	148,000	160,698
5.35%, 11/15/2048	115,000	151,708

		576,659

Energy Equipment & Services - 0.1%
Baker Hughes Holdings LLC 5.13%, 09/15/2040	100,000	120,474
Boardwalk Pipelines, LP, Co. 4.80%, 05/03/2029	145,000	154,406
Halliburton Co. 7.60%, 08/15/2096 (A)	50,000	51,270
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	227,000	244,982
Texas Eastern Transmission, LP
2.80%, 10/15/2022 (A)	81,000	82,439
3.50%, 01/15/2028 (A)	37,000	39,373

		692,944

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Entertainment - 0.1%
Walt Disney Co.
7.30%, 04/30/2028	$ 50,000	$ 69,401
8.88%, 04/26/2023	80,000	96,269
9.50%, 07/15/2024	70,000	90,797

		256,467

Equity Real Estate Investment Trusts - 0.9%
American Tower Corp.
2.10%, 06/15/2030	160,000	160,393
3.70%, 10/15/2049	300,000	326,237
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	200,000	206,534
Crown Castle International Corp.
2.25%, 01/15/2031	320,000	322,919
4.00%, 03/01/2027	47,000	53,420
5.25%, 01/15/2023	70,000	77,893
Duke Realty, LP
2.88%, 11/15/2029	100,000	108,951
3.25%, 06/30/2026	43,000	47,154
Essex Portfolio, LP 2.65%, 03/15/2032	255,000	268,958
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (A)	174,000	181,990
Goodman Finance Three LLC 3.70%, 03/15/2028 (A)	108,000	116,793
Healthpeak Properties, Inc.
3.50%, 07/15/2029	260,000	283,165
3.88%, 08/15/2024	225,000	247,308
4.20%, 03/01/2024	30,000	32,691
Life Storage, LP 4.00%, 06/15/2029	305,000	337,739
National Retail Properties, Inc. 4.00%, 11/15/2025	204,000	223,376
Office Properties Income Trust 4.00%, 07/15/2022	196,000	195,231
ProLogis, LP 3.25%, 10/01/2026	53,000	59,467
Regency Centers, LP 2.95%, 09/15/2029	240,000	243,607
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (A)	300,000	312,457
SITE Centers Corp. 3.63%, 02/01/2025	198,000	200,656
UDR, Inc.
2.95%, 09/01/2026, MTN	72,000	76,254
3.20%, 01/15/2030, MTN	265,000	288,815
Welltower, Inc.
2.70%, 02/15/2027	42,000	43,647
3.10%, 01/15/2030	225,000	233,379
6.50%, 03/15/2041	100,000	127,154

		4,776,188

Food & Staples Retailing - 0.3%
Alimentation Couche-Tard, Inc.
2.95%, 01/25/2030 (A)	160,000	165,896
3.80%, 01/25/2050 (A)	280,000	290,257
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (A)	241,000	242,403

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
CK Hutchison International 19, Ltd. 3.63%, 04/11/2029 (A)	$ 245,000	$ 271,922
CVS Pass-Through Trust
5.93%, 01/10/2034 (A)	204,019	228,090
8.35%, 07/10/2031 (A)	248,141	323,667
Kroger Co. 5.40%, 07/15/2040	12,000	15,320

		1,537,555

Food Products - 0.3%
Campbell Soup Co. 4.80%, 03/15/2048	95,000	124,921
Cargill, Inc. 2.13%, 04/23/2030 (A)	339,000	355,363
Conagra Brands, Inc. 5.30%, 11/01/2038	60,000	78,463
General Mills, Inc.
4.00%, 04/17/2025	165,000	186,366
4.55%, 04/17/2038	45,000	56,700
Kellogg Co. 2.10%, 06/01/2030	160,000	162,070
McCormick & Co., Inc. 2.50%, 04/15/2030	397,000	414,137
Mead Johnson Nutrition Co. 4.60%, 06/01/2044	35,000	44,581
Mondelez International 1.50%, 05/04/2025	90,000	91,804
Mondelez International, Inc. 2.75%, 04/13/2030	167,000	179,765

		1,694,170

Gas Utilities - 0.3%
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	92,476
4.15%, 01/15/2043	138,000	167,619
Boston Gas Co. 4.49%, 02/15/2042 (A)	26,000	32,178
CenterPoint Energy Resources Corp. 5.85%, 01/15/2041	100,000	131,474
Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	59,000	59,405
Korea Gas Corp. 1.88%, 07/18/2021 (A)	200,000	202,220
One Gas, Inc. 2.00%, 05/15/2030	230,000	233,967
Southern Co. Gas Capital Corp.
3.95%, 10/01/2046	59,000	65,120
4.40%, 06/01/2043	63,000	71,137
5.88%, 03/15/2041	146,000	193,870
Southwest Gas Corp. 3.80%, 09/29/2046	111,000	120,734

		1,370,200

Health Care Equipment & Supplies - 0.3%
Abbott Laboratories
1.15%, 01/30/2028	180,000	180,414
1.40%, 06/30/2030	180,000	179,110
4.90%, 11/30/2046	315,000	452,234
Becton Dickinson & Co. 3.73%, 12/15/2024	19,000	20,960

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Boston Scientific Corp.
3.75%, 03/01/2026	$ 95,000	$ 107,875
4.55%, 03/01/2039	200,000	245,714
DH Europe Finance II SARL 3.25%, 11/15/2039	134,000	148,030
Medtronic, Inc. 4.63%, 03/15/2045	26,000	35,016

		1,369,353

Health Care Providers & Services - 0.9%
Aetna, Inc.
4.50%, 05/15/2042	26,000	30,928
6.75%, 12/15/2037	50,000	71,256
Anthem, Inc.
4.63%, 05/15/2042	50,000	62,231
4.65%, 01/15/2043 - 08/15/2044	184,000	232,382
Bon Secours Mercy Health, Inc. 3.46%, 06/01/2030	280,000	309,367
Cigna Corp. 4.80%, 07/15/2046 (A)	50,000	62,778
Cottage Health Obligated Group 3.30%, 11/01/2049	230,000	252,010
Hartford HealthCare Corp. 3.45%, 07/01/2054	490,000	453,204
HCA, Inc. 5.13%, 06/15/2039	245,000	285,578
Memorial Health Services 3.45%, 11/01/2049	445,000	467,278
NYU Langone Hospitals 3.38%, 07/01/2055	190,000	183,358
Partners Healthcare System, Inc. 3.34%, 07/01/2060	791,000	866,213
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	84,000	89,829
Quest Diagnostics, Inc. 3.45%, 06/01/2026	39,000	43,800
Rush Obligated Group 3.92%, 11/15/2029	270,000	302,870
Texas Health Resources 4.33%, 11/15/2055	250,000	323,413
UnitedHealth Group, Inc.
2.00%, 05/15/2030	95,000	99,458
3.50%, 08/15/2039	310,000	360,478
4.63%, 07/15/2035	140,000	183,165

		4,679,596

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp.
4.70%, 12/09/2035, MTN	105,000	131,791
6.30%, 10/15/2037, MTN	63,000	91,420
Starbucks Corp. 2.55%, 11/15/2030	200,000	209,790

		433,001

Industrial Conglomerates - 0.2%
General Electric Co.
3.45%, 05/01/2027	120,000	122,822
3.63%, 05/01/2030	185,000	185,209
Honeywell International, Inc. 1.35%, 06/01/2025	375,000	384,055

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Industrial Conglomerates (continued)
Roper Technologies, Inc.
2.00%, 06/30/2030	$ 150,000	$ 150,112
3.00%, 12/15/2020	42,000	42,380

		884,578

Insurance - 1.0%
AIA Group, Ltd. 3.60%, 04/09/2029 (A)	200,000	220,806
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (A)	200,000	298,434
American International Group, Inc. 4.70%, 07/10/2035	100,000	121,815
Assurant, Inc. 4.20%, 09/27/2023	225,000	238,501
Athene Global Funding 2.95%, 11/12/2026 (A)	805,000	807,762
Berkshire Hathaway Finance Corp.
4.30%, 05/15/2043	83,000	108,820
4.40%, 05/15/2042	221,000	289,259
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026 (H), 4.00% (A) (D)	207,000	219,420
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (A)	42,000	53,689
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	100,000	115,036
Jackson National Life Global Funding 3.05%, 04/29/2026 (A)	245,000	264,354
Liberty Mutual Group, Inc. 3.95%, 10/15/2050 (A)	230,000	243,029
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (D), 02/24/2032	270,000	286,130
Massachusetts Mutual Life Insurance Co. 7.63%, 11/15/2023 (A)	250,000	286,125
New York Life Insurance Co. 4.45%, 05/15/2069 (A)	210,000	256,587
OneBeacon Holdings, Inc. 4.60%, 11/09/2022	200,000	207,856
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (D), 10/24/2067 (A)	124,000	129,071
Progressive Corp. Fixed until 03/15/2023 (H), 5.38% (D)	140,000	138,600
Prudential Insurance Co. of America 8.30%, 07/01/2025 (A)	450,000	583,921
Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044 (A)	100,000	128,484

		4,997,699

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc.
2.70%, 06/03/2060	80,000	81,375
3.88%, 08/22/2037	230,000	284,788

		366,163

IT Services - 0.3%
DXC Technology Co. 4.25%, 04/15/2024	86,000	92,471

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Fiserv, Inc.
3.20%, 07/01/2026	$ 135,000	$ 149,419
4.40%, 07/01/2049	125,000	152,136
Global Payments, Inc. 4.15%, 08/15/2049	125,000	143,739
International Business Machines Corp.
1.70%, 05/15/2027	630,000	643,417
2.85%, 05/15/2040	210,000	218,672

		1,399,854

Life Sciences Tools & Services - 0.0% (G)
Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	77,000	85,170

Machinery - 0.2%
nVent Finance SARL 4.55%, 04/15/2028	187,000	200,041
Otis Worldwide Corp. 2.57%, 02/15/2030 (A)	350,000	367,732
Parker-Hannifin Corp.
4.10%, 03/01/2047	58,000	66,180
4.45%, 11/21/2044, MTN	85,000	101,352
Xylem, Inc.
2.25%, 01/30/2031	120,000	120,755
3.25%, 11/01/2026	33,000	36,426

		892,486

Media - 0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.80%, 03/01/2050	250,000	276,705
6.83%, 10/23/2055	125,000	168,426
Comcast Corp.
3.15%, 03/01/2026	208,000	232,385
3.20%, 07/15/2036	200,000	221,177
3.25%, 11/01/2039	235,000	260,684
3.45%, 02/01/2050	189,000	216,812
4.00%, 11/01/2049	150,000	181,146
4.20%, 08/15/2034	407,000	495,299
4.25%, 01/15/2033	223,000	273,583
4.60%, 10/15/2038	235,000	298,837
Cox Communications, Inc. 3.25%, 12/15/2022 (A)	55,000	57,961
Discovery Communications LLC 6.35%, 06/01/2040	200,000	269,195
Fox Corp. 5.58%, 01/25/2049	180,000	250,464
SES SA 3.60%, 04/04/2023 (A)	100,000	102,721
Time Warner Cable LLC
6.55%, 05/01/2037	300,000	394,662
7.30%, 07/01/2038	100,000	137,644
ViacomCBS, Inc.
4.00%, 01/15/2026	83,000	92,919
4.38%, 03/15/2043	93,000	97,251

		4,027,871

Metals & Mining - 0.1%
Barrick Gold Corp. 6.45%, 10/15/2035	40,000	53,934

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Nucor Corp. 6.40%, 12/01/2037	$ 80,000	$ 111,056
Steel Dynamics, Inc. 3.45%, 04/15/2030	122,000	127,535

		292,525

Multi-Utilities - 0.3%
CMS Energy Corp. 2.95%, 02/15/2027	97,000	100,992
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	55,012
4.15%, 05/15/2045	150,000	181,356
Dominion Energy, Inc.
2.85%, 08/15/2026	61,000	65,488
5.25%, 08/01/2033	100,000	120,743
NiSource, Inc. 6.25%, 12/15/2040	260,000	360,736
Public Service Co. of Colorado
3.55%, 06/15/2046	53,000	58,991
6.50%, 08/01/2038	45,000	69,075
Public Service Co. of Oklahoma
4.40%, 02/01/2021	30,000	30,681
6.63%, 11/15/2037	150,000	204,611
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44,000	49,491
6.00%, 06/01/2026	50,000	61,322

		1,358,498

Multiline Retail - 0.0% (G)
Dollar General Corp. 4.13%, 05/01/2028	85,000	99,414

Oil, Gas & Consumable Fuels - 2.1%
Apache Corp.
3.25%, 04/15/2022	7,000	6,774
4.75%, 04/15/2043	57,000	45,890
APT Pipelines, Ltd. 4.25%, 07/15/2027 (A)	191,000	213,222
Buckeye Partners, LP 5.85%, 11/15/2043	100,000	86,780
Diamondback Energy, Inc. 4.75%, 05/31/2025	150,000	160,504
Ecopetrol SA
4.13%, 01/16/2025	100,000	100,251
5.38%, 06/26/2026 (E)	116,000	121,951
5.88%, 09/18/2023	71,000	75,970
Enable Midstream Partners, LP 4.95%, 05/15/2028	80,000	74,103
Enbridge, Inc.
3.70%, 07/15/2027	65,000	71,721
4.50%, 06/10/2044	100,000	113,728
Fixed until 03/01/2028, 6.25% (D), 03/01/2078	150,000	147,750
Energy Transfer Operating, LP
4.75%, 01/15/2026	87,000	94,452
6.05%, 06/01/2041	225,000	232,276
Eni SpA
4.00%, 09/12/2023 (A)	200,000	216,348
5.70%, 10/01/2040 (A)	125,000	142,102

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Eni USA, Inc. 7.30%, 11/15/2027	$ 70,000	$ 86,701
Enterprise Products Operating LLC
3.90%, 02/15/2024	158,000	173,125
4.20%, 01/31/2050	75,000	83,682
4.45%, 02/15/2043	151,000	167,286
4.95%, 10/15/2054	46,000	51,560
5.10%, 02/15/2045	39,000	46,465
5.75%, 03/01/2035	200,000	247,346
7.55%, 04/15/2038	151,000	209,369
EQM Midstream Partners, LP 5.50%, 07/15/2028	250,000	238,125
EQT Corp. 3.90%, 10/01/2027	116,000	94,226
Exxon Mobil Corp.
2.61%, 10/15/2030	310,000	331,868
2.99%, 03/19/2025	340,000	369,167
3.00%, 08/16/2039	300,000	315,433
Hess Corp. 6.00%, 01/15/2040	94,000	100,795
Magellan Midstream Partners, LP
3.20%, 03/15/2025	68,000	68,876
4.20%, 12/01/2042	73,000	70,499
Marathon Petroleum Corp. 3.63%, 09/15/2024	145,000	154,607
MPLX, LP
4.13%, 03/01/2027	104,000	110,783
4.50%, 04/15/2038	140,000	140,026
4.70%, 04/15/2048	16,000	16,126
4.80%, 02/15/2029	195,000	216,932
5.20%, 03/01/2047	54,000	56,785
5.25%, 01/15/2025	107,000	111,262
5.50%, 02/15/2049	135,000	149,610
Noble Energy, Inc.
3.25%, 10/15/2029	180,000	163,674
3.90%, 11/15/2024	120,000	120,730
6.00%, 03/01/2041	200,000	195,000
ONEOK Partners, LP
3.38%, 10/01/2022	30,000	31,050
5.00%, 09/15/2023	65,000	70,235
6.65%, 10/01/2036	210,000	236,652
ONEOK, Inc.
3.40%, 09/01/2029	125,000	121,587
5.20%, 07/15/2048	220,000	220,014
Ovintiv, Inc.
7.20%, 11/01/2031	110,000	99,711
8.13%, 09/15/2030	100,000	93,562
Phillips 66 Partners, LP
3.15%, 12/15/2029	175,000	179,168
3.55%, 10/01/2026	34,000	36,846
4.90%, 10/01/2046	72,000	77,982
Plains All American Pipeline, LP / PAA Finance Corp.
4.30%, 01/31/2043	100,000	87,016
4.65%, 10/15/2025	250,000	267,010
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (A)	69,000	76,230
8.00%, 03/01/2032	56,000	81,210

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Spectra Energy Partners, LP
3.50%, 03/15/2025	$ 125,000	$ 136,901
5.95%, 09/25/2043	63,000	78,982
Suncor Energy, Inc.
5.95%, 12/01/2034	140,000	169,861
6.80%, 05/15/2038	50,000	64,578
7.88%, 06/15/2026	168,000	202,408
Sunoco Logistics Partners Operations, LP
4.95%, 01/15/2043	198,000	180,033
5.30%, 04/01/2044	50,000	47,888
TC PipeLines, LP 3.90%, 05/25/2027	70,000	73,625
Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030 (A)	320,000	327,950
Total Capital International SA
2.99%, 06/29/2041	350,000	357,629
3.13%, 05/29/2050	305,000	312,920
3.46%, 07/12/2049	285,000	307,894
TransCanada PipeLines, Ltd.
4.88%, 01/15/2026	162,000	190,227
6.20%, 10/15/2037	100,000	133,725
Valero Energy Corp. 2.70%, 04/15/2023	180,000	186,755
Williams Cos., Inc.
3.90%, 01/15/2025	68,000	74,449
4.85%, 03/01/2048	133,000	145,483

		10,663,461

Personal Products - 0.1%
Estee Lauder Cos., Inc. 2.60%, 04/15/2030	467,000	508,080

Pharmaceuticals - 0.8%
AstraZeneca PLC
4.00%, 09/18/2042	80,000	97,730
6.45%, 09/15/2037	100,000	152,065
Baxalta, Inc.
3.60%, 06/23/2022	20,000	21,055
5.25%, 06/23/2045	9,000	12,061
Bristol-Myers Squibb Co.
3.90%, 02/20/2028 (A) (E)	200,000	235,267
4.13%, 06/15/2039 (A)	179,000	227,881
5.00%, 08/15/2045 (A)	325,000	453,671
5.70%, 10/15/2040 (A)	114,000	167,968
Eli Lilly & Co. 2.25%, 05/15/2050	130,000	124,665
Merck & Co., Inc. 2.45%, 06/24/2050	220,000	221,122
Mylan NV 3.95%, 06/15/2026	70,000	78,264
Mylan, Inc. 5.40%, 11/29/2043	50,000	62,578
Pfizer, Inc. 3.90%, 03/15/2039	200,000	246,304
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	111,000	117,640
3.20%, 09/23/2026	319,000	353,957
Takeda Pharmaceutical Co., Ltd.
3.03%, 07/09/2040 (F)	230,000	231,693

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co., Ltd. (continued)
3.18%, 07/09/2050 (F)	$ 220,000	$ 219,286
3.38%, 07/09/2060 (F)	200,000	199,701
Upjohn, Inc. 2.30%, 06/22/2027 (A)	636,000	656,054
Zoetis, Inc. 2.00%, 05/15/2030	200,000	205,643

		4,084,605

Road & Rail - 0.3%
Avolon Holdings Funding, Ltd.
2.88%, 02/15/2025 (A)	250,000	209,789
4.38%, 05/01/2026 (A)	315,000	264,873
Burlington Northern Santa Fe LLC
3.55%, 02/15/2050	131,000	151,920
4.38%, 09/01/2042	88,000	110,093
5.15%, 09/01/2043	154,000	211,869
6.15%, 05/01/2037	70,000	102,256
CSX Corp.
3.35%, 09/15/2049	30,000	32,992
4.75%, 11/15/2048	100,000	132,765
Norfolk Southern Corp.
3.95%, 10/01/2042	35,000	40,776
4.05%, 08/15/2052	150,000	179,367
Park Aerospace Holdings, Ltd. 4.50%, 03/15/2023 (A)	250,000	228,074
Union Pacific Corp. 4.10%, 09/15/2067	80,000	95,911
Union Pacific Railroad Co. Pass-Through Trust 4.70%, 01/02/2024	17,397	17,397

		1,778,082

Semiconductors & Semiconductor Equipment - 0.3%
Analog Devices, Inc. 4.50%, 12/05/2036	140,000	163,682
Broadcom, Inc. 4.75%, 04/15/2029 (A)	670,000	760,540
QUALCOMM, Inc. 2.15%, 05/20/2030	505,000	524,517

		1,448,739

Software - 0.3%
Microsoft Corp.
2.68%, 06/01/2060	36,000	37,452
3.50%, 02/12/2035	185,000	225,651
3.95%, 08/08/2056	172,000	221,067
Oracle Corp.
3.60%, 04/01/2040	400,000	454,036
3.85%, 07/15/2036	129,000	150,536
3.90%, 05/15/2035	111,000	133,889
4.30%, 07/08/2034	23,000	28,523
VMware, Inc. 2.95%, 08/21/2022	288,000	297,895

		1,549,049

Specialty Retail - 0.2%
Home Depot, Inc. 3.13%, 12/15/2049	225,000	246,995

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Specialty Retail (continued)
Lowe’s Cos., Inc.
3.65%, 04/05/2029	$ 225,000	$ 258,028
4.55%, 04/05/2049	152,000	191,291
4.65%, 04/15/2042	54,000	67,710
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	124,000	139,357
TJX Cos., Inc. 3.88%, 04/15/2030	120,000	141,022

		1,044,403

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.
1.65%, 05/11/2030	335,000	342,418
2.95%, 09/11/2049	69,000	75,267
3.20%, 05/11/2027	143,000	162,111
3.45%, 02/09/2045	226,000	263,760
3.75%, 11/13/2047	50,000	60,901
3.85%, 05/04/2043 - 08/04/2046	1,016,000	1,259,281
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	340,000	389,802
HP, Inc. 3.00%, 06/17/2027	170,000	178,231

		2,731,771

Tobacco - 0.0% (G)
BAT Capital Corp. 4.54%, 08/15/2047	55,000	59,718

Trading Companies & Distributors - 0.4%
Air Lease Corp.
3.25%, 03/01/2025 - 10/01/2029	604,000	584,002
3.38%, 07/01/2025	395,000	395,676
3.63%, 04/01/2027	70,000	68,656
BOC Aviation, Ltd.
2.38%, 09/15/2021 (A)	200,000	199,914
2.75%, 09/18/2022 (A)	200,000	201,256
International Lease Finance Corp.
5.88%, 08/15/2022	200,000	210,428
8.63%, 01/15/2022	200,000	214,863

		1,874,795

Transportation Infrastructure - 0.0% (G)
Penske Truck Leasing Co., LP / PTL Finance Corp. 2.70%, 03/14/2023 (A)	100,000	102,345

Water Utilities - 0.1%
American Water Capital Corp.
2.80%, 05/01/2030	316,000	344,241
3.45%, 06/01/2029	85,000	97,356
4.00%, 12/01/2046	86,000	103,712

		545,309

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV
3.63%, 04/22/2029	290,000	321,590
4.38%, 04/22/2049	200,000	242,064
Crown Castle Towers LLC 3.22%, 05/15/2042 (A)	125,000	127,076
T-Mobile USA, Inc.
2.05%, 02/15/2028 (A)	400,000	400,188
3.50%, 04/15/2025 (A)	335,000	364,610
3.75%, 04/15/2027 (A)	540,000	598,412

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Vodafone Group PLC
4.88%, 06/19/2049	$ 210,000	$ 264,721
5.25%, 05/30/2048	172,000	224,622

		2,543,283

Total Corporate Debt Securities (Cost $121,704,013)		131,051,389

FOREIGN GOVERNMENT OBLIGATIONS - 1.7%
Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	210,762
5.00%, 06/15/2045	200,000	226,500
7.38%, 09/18/2037	100,000	137,000

		574,262

Israel - 1.1%
Israel Government AID Bond
5.50%, 09/18/2033	100,000	149,236
Series 2007-Z,
Zero Coupon, 08/15/2025	1,000,000	954,754
Israel Government AID Bond, Principal Only STRIPS
Series 2, 11/01/2024	3,480,000	3,361,462
Series 2004-Z, 08/15/2023	1,000,000	977,065

		5,442,517

Mexico - 0.4%
Mexico Government International Bond
3.75%, 01/11/2028	210,000	218,473
4.13%, 01/21/2026 (E)	200,000	216,002
4.35%, 01/15/2047	104,000	104,019
4.50%, 01/31/2050 (E)	740,000	763,310
4.60%, 01/23/2046	448,000	461,745
4.75%, 03/08/2044, MTN	60,000	63,600

		1,827,149

Panama - 0.1%
Panama Government International Bond
3.87%, 07/23/2060	385,000	436,975
4.50%, 04/16/2050	200,000	244,600

		681,575

Peru - 0.0% (G)
Peru Government International Bond 5.63%, 11/18/2050 (E)	36,000	56,790

Total Foreign Government Obligations (Cost $8,040,390)		8,582,293

MORTGAGE-BACKED SECURITIES - 5.0%
Alternative Loan Trust
Series 2004-2CB, Class 1A9,
5.75%, 03/25/2034	169,002	170,923
Series 2005-28CB, Class 1A4,
5.50%, 08/25/2035	125,143	122,749
Series 2005-54CB, Class 1A11,
5.50%, 11/25/2035	40,698	36,474

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8,
(1.00) * 1-Month LIBOR + 4.75%, 4.57% (D), 07/25/2035	$ 216,276	$ 33,188
Series 2005-22T1, Class A2,
(1.00) * 1-Month LIBOR + 5.07%, 4.89% (D), 06/25/2035	463,761	82,006
Series 2005-J1, Class 1A4,
(1.00) * 1-Month LIBOR + 5.10%, 4.92% (D), 02/25/2035	6,618	112
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (A)	100,000	104,676
Series 2014-520M, Class C,
4.35% (D), 08/15/2046 (A)	200,000	214,632
Banc of America Funding Trust Series 2005-E, Class 4A1, 4.44% (D), 03/20/2035	8,204	8,267
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1, 03/25/2034	15,718	12,523
Series 2005-7, Class 30, 11/25/2035	16,507	14,613
Series 2005-8, Class 30, 01/25/2036	5,365	4,015
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 3.97% (D), 11/25/2033	29,289	28,919
BB-UBS Trust
Series 2012-SHOW, Class A,
3.43%, 11/05/2036 (A)	550,000	528,792
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (A)	67,000	61,181
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1-Month LIBOR + 0.64%, 0.82% (D), 07/25/2034	32,333	32,354
Bear Stearns ARM Trust Series 2006-1, Class A1, 1-Year CMT + 2.25%, 3.84% (D), 02/25/2036	32,763	32,388
CD Mortgage Trust Series 2006-CD3, Class AM, 5.65%, 10/15/2048	196,911	201,488
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.99% (D), 02/25/2037	48,307	47,097
Series 2007-A2, Class 2A1,
4.14% (D), 06/25/2035	22,348	21,685
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	51,338	53,394
Series 2004-3, Class A4,
5.75%, 04/25/2034	30,803	32,141
Series 2004-7, Class 2A1,
3.57% (D), 06/25/2034	12,361	12,459
Series 2004-8, Class 2A1,
4.50%, 06/25/2019	259	265

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CHL Mortgage Pass-Through Trust (continued)
Series 2004-HYB1, Class 2A,
3.43% (D), 05/20/2034	$ 8,897	$ 8,498
Series 2005-22, Class 2A1,
3.56% (D), 11/25/2035	83,714	74,826
Citigroup Mortgage Loan Trust, Inc. Series 2003-1, Class 2A5, 5.25%, 10/25/2033	10,314	10,580
COMM Mortgage Trust
Series 2013-SFS, Class A2,
3.09% (D), 04/12/2035 (A)	125,000	121,953
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	422,000	462,905
Series 2018-HOME, Class A,
3.94% (D), 04/10/2033 (A)	1,160,000	1,309,689
Series 2020-CBM,Class C,
3.40%, 02/10/2037 (A)	880,000	801,592
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-21, Class 1A4, 5.25%, 09/25/2033	14,688	15,167
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	20,597	21,183
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (A)	750,000	758,664
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF,
1-Month LIBOR + 0.35%, 0.53% (D), 03/25/2035 (A)	123,794	110,217
Series 2005-RP3, Class 1AF,
1-Month LIBOR + 0.35%, 0.53% (D), 09/25/2035 (A)	79,427	66,876
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	34,834	35,823
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	18,854	19,230
Series 2005-7F, Class 3A9,
6.00%, 09/25/2035	34,924	36,050
Series 2006-1F, Class 2A4,
6.00%, 02/25/2036	54,188	40,695
Headlands Residential LLC
Series 2017-RPL1, Class A,
3.88% (D), 08/25/2022 (A)	1,135,000	1,151,542
Series 2018-RPL1, Class A,
4.25% (D), 06/25/2023 (A)	1,160,000	1,178,562
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 0.53% (D), 05/25/2036	47,012	43,305
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 0.53% (D), 08/25/2036	5,567	5,496
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (A)	765,000	814,954

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.29% (D), 05/15/2045 (I)	$ 35,387	$ 0
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 4.10% (D), 11/25/2033	16,744	16,593
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	154,000	168,077
LHOME Mortgage Trust
Series 2019-RTL2, Class A1,
3.84%, 03/25/2024 (A)	770,000	771,104
Series 2019-RTL3, Class A1,
3.87%, 07/25/2024 (A)	1,360,000	1,366,358
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
4.33% (D), 04/21/2034	21,340	20,977
Series 2004-13, Class 3A7,
4.09% (D), 11/21/2034	11,648	11,633
Series 2004-3, Class 4A2,
3.44% (D), 04/25/2034	9,258	8,121
MASTR Alternative Loan Trust Series 2004-10, Class 1A1, 4.50%, 09/25/2019	1,330	1,330
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, Zero Coupon, 05/28/2035 (A)	9,560	6,994
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 0.80% (D), 10/25/2028	179,352	174,550
Series 2004-1, Class 2A1,
3.41% (D), 12/25/2034	37,932	36,889
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 0.64% (D), 04/25/2029	120,143	113,089
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	147,971	149,154
MRCD Mortgage Trust
Series 2019-PARK, Class A,
2.72%, 12/15/2036 (A)	1,020,000	1,033,403
Series 2019-PARK, Class D,
2.72%, 12/15/2036 (A)	890,000	857,946
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2,
6.00%, 05/25/2033	6,371	6,507
Series 2003-A1, Class A5,
7.00%, 04/25/2033	10,096	10,429
PHH Alternative Mortgage Trust, Interest Only STRIPS Series 2007-2, Class 2X, 6.00%, 05/25/2037	122,901	28,476

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
RALI Trust
Series 2002-QS16, Class A3,
(2.09) * 1-Month LIBOR + 16.62%, 16.24% (D), 10/25/2017	$ 52	$ 47
Series 2004-QS3, Class CB,
5.00%, 03/25/2019	206	206
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	160,000	156,740
Seasoned Credit Risk Transfer Trust
Series 2019-1, Class MT,
3.50%, 07/25/2058	1,312,612	1,484,713
Series 2019-3, Class MB,
3.50%, 10/25/2058	566,494	672,850
Series 2019-4, Class M55D,
4.00%, 02/25/2059	1,148,208	1,277,971
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 0.95% (D), 04/20/2033	78,809	75,861
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 0.79% (D), 12/20/2034	67,459	64,350
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 0.89% (D), 09/20/2034	161,009	154,844
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 0.87% (D), 10/20/2034	108,642	101,990
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A4, 3.77% (D), 02/25/2034	148,121	142,662
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1,
1-Month LIBOR + 0.70%, 0.89% (D), 01/19/2034	196,147	186,224
Series 2004-AR1, Class 1A1,
1-Month LIBOR + 0.70%, 0.89% (D), 03/19/2034	163,408	155,786
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 0.85% (D), 10/19/2034	29,013	28,004
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 0.44% (D), 07/19/2035	84,278	79,632
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 3.47% (D), 12/25/2044	47,151	45,869
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class C, 5.52% (D), 08/15/2039	239,958	239,106
Toorak Mortgage Corp., Ltd. Series 2019-2, Class A1, 3.72% (D), 09/25/2022	946,000	943,668
TVC Mortgage Trust Series 2020-RTL1, Class A1, 3.47%, 09/25/2024 (A)	1,600,000	1,587,127

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	$ 231,000	$ 233,691
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	130,000	134,483
Series 2012-C2, Class XA,
1.46% (D), 05/10/2063 (A)	715,879	15,461
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	296,811
V.M. Jog Engineering, Ltd. Series 2017, Class A, 1-Month LIBOR + 4.60%, 6.56% (D), 12/15/2020	1,200,000	1,200,000
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (A)	544,235	559,721
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (A)	400,000	400,687
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (D), 03/15/2045 (A)	51,483	1
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6,
4.13% (D), 10/25/2033	57,461	54,724
Series 2003-AR6, Class A1,
3.10% (D), 06/25/2033	16,086	15,821
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	39,437	41,192
Series 2003-S9, Class A8,
5.25%, 10/25/2033	30,618	31,551
Series 2004-AR3, Class A2,
3.66% (D), 06/25/2034	9,482	9,141
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-4, Class CB7, 5.50%, 06/25/2035	102,814	96,438
Washington Mutual Mortgage Pass-Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4,
(1.00) * 1-Month LIBOR + 5.05%, 4.87% (D), 04/25/2035	332,122	50,540
Series 2005-3, Class CX,
5.50%, 05/25/2035	116,180	20,185
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Principal Only STRIPS Series 2003-MS7, Class P, Zero Coupon, 03/25/2033	483	425
Wells Fargo Commercial Mortgage Trust Series 2016-C35, Class A4, 2.93%, 07/15/2048	1,103,000	1,179,659

Total Mortgage-Backed Securities (Cost $24,783,450)		25,463,959

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.1%
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	$ 65,000	$ 86,946
University of California Regents Medical Center Pooled Revenue, Revenue Bonds, 3.71%, 05/15/2120	370,000	383,479

		470,425

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	225,000	298,694
5.65%, 11/01/2040	155,000	221,219

		519,913

Ohio - 0.1%
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	106,000	140,724
4.80% (D), 06/01/2111	130,000	197,982

		338,706

Total Municipal Government Obligations (Cost $1,076,773)		1,329,044

U.S. GOVERNMENT AGENCY OBLIGATIONS - 31.8%
Federal Home Loan Mortgage Corp.
1-Month LIBOR + 0.55%, 0.73% (D), 07/15/2042 - 03/15/2044	1,218,466	1,230,370
3.00%, 08/15/2042 - 01/15/2044	2,165,709	2,346,139
6-Month LIBOR + 1.73%, 3.36% (D), 10/01/2036	18,598	19,294
6-Month LIBOR + 1.75%, 3.48% (D), 07/01/2036	27,529	28,559
3.50%, 01/01/2032 - 06/01/2043	2,027,266	2,209,376
6-Month LIBOR + 1.68%, 3.55% (D), 08/01/2036	17,392	17,984
12-Month LIBOR + 1.94%, 3.60% (D), 06/01/2036	62,645	66,503
12-Month LIBOR + 1.67%, 3.65% (D), 11/01/2036	22,603	23,072
6-Month LIBOR + 1.90%, 3.72% (D), 03/01/2037	15,476	16,141
1-Year CMT + 2.25%, 3.75% (D), 05/01/2036	15,168	15,983
12-Month LIBOR + 1.69%, 3.82% (D), 12/01/2036	2,596	2,617
1-Year CMT + 2.25%, 3.88% (D), 01/01/2035	21,737	22,807
6-Month LIBOR + 2.11%, 3.99% (D), 02/01/2037	17,467	17,885
4.00%, 06/01/2042 - 04/01/2049	3,558,176	3,854,131
1-Year CMT + 2.37%, 4.12% (D), 09/01/2034	30,591	32,113
1-Year CMT + 2.25%, 4.13% (D), 02/01/2036	46,415	48,559
1-Year CMT + 2.36%, 4.36% (D), 10/01/2036	15,745	16,009
4.50%, 05/01/2041 - 06/01/2048	1,249,379	1,382,083

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
5.50%, 08/01/2038	$ 23,759	$ 27,297
6.00%, 01/01/2034 - 12/01/2034	55,218	59,452
6.50%, 11/01/2036	16,175	18,728
7.00%, 01/01/2031	46,141	52,556
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.70%, 0.88% (D), 09/25/2022	25,867	25,924
2.62%, 01/25/2023	1,250,000	1,311,075
2.72%, 07/25/2026	896,000	970,735
2.77%, 05/25/2025	750,000	815,224
2.81%, 09/25/2024	591,000	636,070
2.93%, 01/25/2023	444,461	470,051
3.08%, 01/25/2031	1,179,000	1,370,137
3.30% (D), 11/25/2027	553,000	637,516
3.34% (D), 04/25/2028	465,000	528,282
3.69%, 01/25/2029	495,000	591,334
3.85% (D), 05/25/2028	1,340,000	1,596,830
3.90% (D), 08/25/2028	860,000	1,031,334
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.53% (D), 06/15/2043	815,928	814,485
1-Month LIBOR + 0.40%, 0.58% (D), 10/15/2041	236,994	236,812
1-Month LIBOR + 0.44%, 0.62% (D), 02/15/2037	7,241	7,244
1-Month LIBOR + 0.45%, 0.63% (D), 08/15/2039	89,908	90,065
1-Month LIBOR + 0.55%, 0.73% (D), 08/15/2037	417,009	419,694
1-Month LIBOR + 0.40%, 0.77% (D), 07/15/2037	136,971	136,974
1-Month LIBOR + 0.68%, 0.86% (D), 11/15/2037	214,885	217,302
3.50%, 03/15/2035	2,000,000	2,336,816
4.00%, 12/15/2041	254,000	283,547
5.00%, 12/15/2022 - 05/15/2041	497,091	586,581
5.50%, 12/15/2022 - 05/15/2038	423,611	488,985
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (D), 05/15/2041	62,148	69,767
6.00%, 05/15/2027 - 04/15/2036	773,382	892,954
6.38%, 03/15/2032	60,352	71,229
6.40%, 11/15/2023	12,421	13,133
6.50%, 08/15/2031 - 07/15/2036	347,630	407,902
7.00%, 03/15/2024 - 05/15/2032	503,957	592,717
7.25%, 09/15/2030 - 12/15/2030	122,610	147,416
7.50%, 02/15/2023 - 08/15/2030	42,731	48,152
8.00%, 01/15/2030	105,451	128,071
(1.25) * 1-Month LIBOR + 10.13%, 9.89% (D), 07/15/2032	35,018	43,003
(2.00) * 1-Month LIBOR + 13.29%, 12.92% (D), 07/15/2033	27,762	37,506
(1.83) * 1-Month LIBOR + 14.76%, 14.42% (D), 09/15/2033	5,144	7,317
(3.33) * 1-Month LIBOR + 17.50%, 16.88% (D), 02/15/2040	61,233	90,706
(3.67) * 1-Month LIBOR + 24.49%, 23.82% (D), 06/15/2034	21,447	27,647

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
3.20% (D), 01/15/2040	$ 62,030	$ 3,369
(1.00) * 1-Month LIBOR + 6.00%, 5.82% (D), 11/15/2037 - 02/15/2039	84,307	16,885
(1.00) * 1-Month LIBOR + 6.20%, 6.02% (D), 06/15/2038	173,729	30,374
(1.00) * 1-Month LIBOR + 6.37%, 6.19% (D), 10/15/2037	368,197	85,874
(1.00) * 1-Month LIBOR + 6.42%, 6.24% (D), 11/15/2037	39,787	7,762
(1.00) * 1-Month LIBOR + 6.80%, 6.62% (D), 04/15/2038	33,782	5,634
(1.00) * 1-Month LIBOR + 7.10%, 6.92% (D), 07/15/2036	9,787	1,785
(1.00) * 1-Month LIBOR + 8.00%, 7.82% (D), 03/15/2032	22,344	4,595
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 12/15/2032 - 01/15/2040	148,235	140,478
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 2.70% (D), 10/25/2044	140,901	142,315
5.29% (D), 07/25/2032	126,606	143,535
6.50%, 02/25/2043	121,926	149,528
7.00%, 02/25/2043	36,950	45,661
7.50% (D), 08/25/2042	55,215	74,102
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 09/15/2035	33,602	5,832
Federal National Mortgage Association
1-Month LIBOR + 0.26%, 0.44% (D), 11/25/2046	101,897	100,634
1-Month LIBOR + 0.35%, 0.52% (D), 09/25/2042	355,718	355,438
1-Month LIBOR + 0.48%, 0.66% (D), 09/01/2024	886,677	888,016
1-Month LIBOR + 0.55%, 0.73% (D), 08/25/2042	315,148	317,210
1-Month LIBOR + 0.93%, 1.65% (D), 11/25/2022	147,880	148,007
2.38%, 10/01/2026	988,503	1,064,021
2.41%, 11/01/2029	1,674,190	1,818,267
2.42%, 10/01/2029	1,400,000	1,525,142
2.46%, 02/01/2023	828,714	858,959
2.49%, 05/25/2026	1,000,000	1,079,548
2.57%, 08/01/2028	2,827,668	3,094,846
2.70% (D), 04/01/2023	1,111,029	1,161,452
2.70%, 07/01/2026	1,484,767	1,620,747
2.79% (D), 06/01/2023	719,546	754,320
2.92%, 12/01/2024	991,634	1,072,350
2.97%, 06/01/2030	1,321,000	1,492,735
2.98%, 08/25/2029	733,000	823,826
3.00%, 01/01/2043	512,440	547,655
3.02% (D), 08/25/2024	605,850	655,001
3.03%, 12/01/2021	416,581	426,054
3.08%, 01/01/2028	2,000,000	2,221,693
3.09% (D), 04/25/2027	1,167,000	1,298,532

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.10%, 09/01/2025	$ 973,974	$ 1,073,945
3.12%, 11/01/2026	956,992	1,067,775
3.15% (D), 03/25/2028	546,000	616,048
3.18% (D), 06/25/2027	1,016,000	1,131,058
3.19% (D), 02/25/2030	392,000	446,497
3.24%, 10/01/2026 - 12/01/2026	1,898,515	2,129,056
3.29%, 08/01/2026	1,500,000	1,675,053
3.30% (D), 04/25/2029	937,000	1,072,333
3.30%, 12/01/2026 - 03/01/2029	2,160,983	2,465,617
3.33%, 05/01/2028	2,031,703	2,315,610
3.34%, 02/01/2027 - 07/01/2030	2,000,000	2,273,433
3.36%, 12/01/2027	1,021,180	1,159,839
3.38%, 12/01/2023	1,439,133	1,550,079
3.42%, 05/01/2024	600,000	651,432
3.45%, 01/01/2024	946,463	1,019,894
3.50% (D), 07/25/2028	997,000	1,147,172
3.50%, 12/01/2027 - 01/01/2044	5,042,062	5,538,181
3.57%, 01/01/2031	1,567,340	1,831,920
3.66%, 10/01/2028	1,170,218	1,349,643
3.67%, 09/01/2028	1,142,000	1,322,440
3.67% (D), 09/25/2028	1,000,000	1,171,330
3.74%, 07/01/2023	472,541	507,660
3.75% (D), 11/25/2028	1,710,000	1,978,973
3.76%, 06/25/2021 - 12/01/2035	1,793,211	2,086,108
3.78% (D), 08/25/2030	1,100,000	1,316,709
12-Month LIBOR + 1.79%, 3.79% (D), 01/01/2038	6,790	6,835
3.80%, 02/01/2031	1,374,177	1,617,374
3.81%, 12/01/2028	730,000	856,185
1-Year CMT + 2.23%, 3.83% (D), 01/01/2036	18,715	19,571
3.86%, 07/01/2021	845,812	861,155
3.92%, 08/01/2021	1,339,449	1,367,510
3.94%, 07/01/2021	500,000	513,390
3.97%, 06/01/2021 - 07/01/2021	866,893	882,000
3.98%, 08/01/2021	860,017	878,224
4.00%, 07/01/2042 - 08/01/2048	3,709,766	4,037,042
4.02%, 08/01/2021 - 11/01/2028	1,441,118	1,523,309
4.05%, 08/01/2021	692,732	707,807
4.06%, 07/01/2021	938,444	956,524
4.26% (D), 06/01/2021	218,179	224,936
4.45%, 07/01/2026	432,152	496,792
5.00%, 05/01/2023 - 06/01/2048	1,299,125	1,426,028
5.50%, 07/01/2022 - 05/01/2036	121,828	133,506
6.00%, 12/01/2032 - 11/01/2037	241,000	274,114
6.50%, 08/01/2020 - 10/01/2036	37,173	42,722
8.00%, 11/01/2037	3,605	3,973
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.25%, 0.45% (D), 06/27/2036	19,837	19,524
1-Month LIBOR + 0.30%, 0.48% (D), 08/25/2041	135,774	135,039
1-Month LIBOR + 0.35%, 0.53% (D), 04/25/2035 - 08/25/2036	58,382	58,280
1-Month LIBOR + 0.40%, 0.58% (D), 10/25/2042	353,899	354,082

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
1-Month LIBOR + 0.50%, 0.68% (D), 05/25/2035 - 10/25/2042	$ 712,138	$ 713,992
3.00%, 01/25/2046	401,948	431,687
4.00%, 10/25/2025 - 04/25/2033	618,157	662,328
4.50%, 07/25/2029	1,000,000	1,147,514
5.00%, 07/25/2033 - 08/25/2040	1,184,146	1,409,740
5.24% (D), 12/25/2042	89,322	98,662
5.50%, 04/25/2023 - 07/25/2038	854,732	958,058
5.75% (D), 12/25/2042	47,926	53,699
5.75%, 06/25/2033	136,253	161,350
5.77% (D), 10/25/2042	16,328	18,803
6.00% (D), 07/25/2023	35,228	37,436
6.00%, 11/25/2032 - 11/25/2039	279,771	321,904
6.50%, 02/25/2022 - 05/25/2044	318,686	379,210
7.00%, 03/25/2031 - 11/25/2041	558,178	679,826
(1.33) * 1-Month LIBOR + 7.47%, 7.24% (D), 08/25/2033	42,510	50,685
8.00%, 05/25/2022	3,250	3,394
(6.67) * 1-Month LIBOR + 54.00%, 10.00% (D), 03/25/2032	2,812	3,550
(1.88) * 1-Month LIBOR + 11.28%, 10.93% (D), 07/25/2035	68,488	90,326
(1.67) * 1-Month LIBOR + 12.50%, 12.19% (D), 09/25/2033	6,927	8,869
(2.50) * 1-Month LIBOR + 13.75%, 13.32% (D), 07/25/2033	16,680	21,642
(2.00) * 1-Month LIBOR + 14.00%, 13.63% (D), 03/25/2038	4,915	6,323
(1.83) * 1-Month LIBOR + 14.48%, 14.15% (D), 12/25/2032	4,431	5,972
(2.00) * 1-Month LIBOR + 15.50%, 15.11% (D), 11/25/2031	16,274	23,010
(2.75) * 1-Month LIBOR + 16.50%, 15.99% (D), 05/25/2034	14,268	19,906
(2.50) * 1-Month LIBOR + 17.38%, 16.91% (D), 07/25/2035	50,439	76,127
(2.75) * 1-Month LIBOR + 19.53%, 19.02% (D), 04/25/2034 - 05/25/2034	87,205	134,502
(3.50) * 1-Month LIBOR + 23.10%, 22.45% (D), 06/25/2035	25,272	29,704
(4.00) * 1-Month LIBOR + 24.00%, 23.26% (D), 05/25/2034	7,279	11,644
(3.67) * 1-Month LIBOR + 24.57%, 23.89% (D), 03/25/2036	15,901	26,647
(3.25) * 1-Month LIBOR + 25.19%, 24.59% (D), 02/25/2032	2,058	3,080
(4.00) * 1-Month LIBOR + 26.20%, 25.46% (D), 10/25/2036	5,590	9,379
(4.00) * 1-Month LIBOR + 26.56%, 25.82% (D), 12/25/2036	6,050	9,829
Federal National Mortgage Association REMIC, Interest Only STRIPS
0.91% (D), 08/25/2042	240,551	5,108
2.76% (D), 01/25/2038	26,077	1,093
2.88% (D), 04/25/2041	45,076	2,907
(1.00) * 1-Month LIBOR + 5.85%, 5.67% (D), 09/25/2038	113,455	20,444

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 5.91%, 5.73% (D), 02/25/2038	$ 55,466	$ 10,694
(1.00) * 1-Month LIBOR + 6.10%, 5.92% (D), 06/25/2037	27,720	4,787
(1.00) * 1-Month LIBOR + 6.18%, 6.00% (D), 12/25/2039	9,336	1,451
(1.00) * 1-Month LIBOR + 6.20%, 6.02% (D), 03/25/2038	9,905	1,558
(1.00) * 1-Month LIBOR + 6.42%, 6.24% (D), 04/25/2040	17,114	2,982
(1.00) * 1-Month LIBOR + 6.50%, 6.32% (D), 06/25/2023	2,419	69
(1.00) * 1-Month LIBOR + 6.53%, 6.35% (D), 01/25/2041	233,776	55,672
(1.00) * 1-Month LIBOR + 6.54%, 6.36% (D), 09/25/2037	37,185	8,228
(1.00) * 1-Month LIBOR + 6.55%, 6.37% (D), 02/25/2039	27,049	5,671
(1.00) * 1-Month LIBOR + 6.58%, 6.40% (D), 06/25/2036	25,486	5,107
6.50%, 05/25/2033	19,156	4,269
(1.00) * 1-Month LIBOR + 6.70%, 6.52% (D), 03/25/2036	455,790	111,173
(1.00) * 1-Month LIBOR + 7.15%, 6.97% (D), 07/25/2037	68,158	17,581
7.00%, 06/25/2033	25,395	5,973
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2032 - 12/25/2043	1,504,739	1,355,572
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 01/25/2033	37,982	36,178
05/15/2030, MTN	400,000	351,253
FREMF Mortgage Trust
3.70% (D), 11/25/2049 (A)	529,000	563,738
3.81% (D), 01/25/2048 (A)	760,000	809,017
3.97% (D), 07/25/2049 (A)	420,000	439,574
4.21% (D), 11/25/2047 (A)	490,000	514,301
Government National Mortgage Association
1-Month LIBOR + 0.30%, 0.60% (D), 08/20/2060	1,169	1,162
1-Month LIBOR + 0.34%, 0.64% (D), 12/20/2062	211,135	210,043
1-Month LIBOR + 0.40%, 0.70% (D), 12/20/2060	493,445	491,853
1-Month LIBOR + 0.41%, 0.71% (D), 03/20/2063	520,462	518,932
1-Month LIBOR + 0.43%, 0.73% (D), 04/20/2060	3,283	3,272
1-Month LIBOR + 0.45%, 0.75% (D), 03/20/2060 - 08/20/2067	1,283,291	1,280,904
1-Month LIBOR + 0.47%, 0.77% (D), 07/20/2064 - 08/20/2065	2,522,053	2,516,961
1-Month LIBOR + 0.48%, 0.78% (D), 02/20/2065	1,016,564	1,014,866
1-Month LIBOR + 0.50%, 0.80% (D), 06/20/2064 - 07/20/2064	2,839,318	2,835,445

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
1-Month LIBOR + 0.52%, 0.82% (D), 10/20/2062 - 09/20/2065	$ 728,117	$ 727,750
1-Month LIBOR + 0.55%, 0.85% (D), 07/20/2062	3,123	3,124
1-Month LIBOR + 0.58%, 0.88% (D), 09/20/2062 - 05/20/2066	373,802	374,068
1-Month LIBOR + 0.65%, 0.95% (D), 01/20/2064 - 03/20/2064	1,975,424	1,981,114
1-Month LIBOR + 0.66%, 0.96% (D), 12/20/2065	414,640	416,636
1-Month LIBOR + 0.70%, 1.00% (D), 05/20/2061	4,319	4,332
1-Month LIBOR + 1.00%, 1.30% (D), 12/20/2066	438,969	446,355
1.65%, 01/20/2063	214,315	214,695
2.00%, 05/16/2049	104,640	106,614
2.09% (D), 07/16/2048	31,137	31,695
2.50%, 09/16/2056	35,363	36,055
3.50%, 11/20/2039 - 06/20/2046	1,469,698	1,553,849
4.50%, 05/20/2048 - 11/20/2049	9,141,414	9,877,870
4.78% (D), 10/20/2043	617,146	711,427
5.49% (D), 01/20/2038	279,123	330,531
5.50%, 01/16/2033 - 09/20/2039	1,044,828	1,197,061
5.57% (D), 07/20/2040	209,478	247,737
5.87% (D), 12/20/2038	77,963	91,405
6.00%, 09/20/2038 - 08/20/2039	146,227	167,301
6.50%, 06/20/2033	495,193	572,779
9.00%, 05/16/2027	6,479	6,479
(2.00) * 1-Month LIBOR + 13.40%, 13.02% (D), 10/20/2037	19,124	22,586
(2.41) * 1-Month LIBOR + 16.43%, 15.96% (D), 06/17/2035	11,193	14,651
(2.20) * 1-Month LIBOR + 16.72%, 16.29% (D), 05/18/2034	488	615
(2.75) * 1-Month LIBOR + 19.66%, 19.13% (D), 04/16/2034	30,375	46,633
(3.00) * 1-Month LIBOR + 20.21%, 19.64% (D), 09/20/2037	8,010	10,881
(3.50) * 1-Month LIBOR + 23.28%, 22.61% (D), 04/20/2037	28,325	42,860
(4.91) * 1-Month LIBOR + 29.46%, 28.53% (D), 09/20/2034	15,115	24,582
Government National Mortgage Association, Interest Only STRIPS
5.50%, 10/16/2037	61,744	4,405
(1.00) * 1-Month LIBOR + 5.70%, 5.51% (D), 12/20/2038	33,035	4,593
(1.00) * 1-Month LIBOR + 5.83%, 5.64% (D), 02/20/2038	53,997	7,522
(1.00) * 1-Month LIBOR + 6.00%, 5.81% (D), 11/20/2037	50,912	6,888
(1.00) * 1-Month LIBOR + 6.08%, 5.89% (D), 06/20/2039	33,838	5,098
(1.00) * 1-Month LIBOR + 6.10%, 5.90% (D), 02/16/2039	20,345	2,730
(1.00) * 1-Month LIBOR + 6.10%, 5.91% (D), 10/20/2034	67,906	11,825

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS (continued)
(1.00) * 1-Month LIBOR + 6.20%, 6.01% (D), 03/20/2037 - 06/20/2038	$ 109,800	$ 18,688
(1.00) * 1-Month LIBOR + 6.27%, 6.08% (D), 04/20/2039	42,219	7,059
(1.00) * 1-Month LIBOR + 6.30%, 6.11% (D), 09/20/2035 - 03/20/2039	136,538	25,414
(1.00) * 1-Month LIBOR + 6.40%, 6.20% (D), 05/16/2038 - 06/16/2039	122,068	22,057
(1.00) * 1-Month LIBOR + 6.47%, 6.27% (D), 06/16/2037	39,543	5,980
(1.00) * 1-Month LIBOR + 6.55%, 6.36% (D), 11/20/2037 - 12/20/2037	47,074	7,045
6.50%, 03/20/2039	24,513	5,467
(1.00) * 1-Month LIBOR + 6.75%, 6.56% (D), 07/20/2037	87,554	13,424
(1.00) * 1-Month LIBOR + 6.78%, 6.59% (D), 08/20/2037	59,935	8,957
(1.00) * 1-Month LIBOR + 6.81%, 6.61% (D), 04/16/2037	29,564	6,756
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	110,494	106,117
Resolution Funding Corp., Principal Only STRIPS Zero Coupon, 10/15/2027	155,000	144,193
Tennessee Valley Authority
4.25%, 09/15/2065	397,000	596,037
4.63%, 09/15/2060	257,000	403,492
5.88%, 04/01/2036	698,000	1,085,901
Tennessee Valley Authority, Principal Only STRIPS
11/01/2025 - 03/15/2032	1,050,000	962,731
01/15/2038	150,000	101,234
Uniform Mortgage-Backed Security
2.00%, TBA (F)	5,240,000	5,356,167
2.50%, TBA (F)	2,500,000	2,606,250
Vendee Mortgage Trust Series 1997-1, Class 2Z, 7.50%, 02/15/2027	195,004	223,741

Total U.S. Government Agency Obligations (Cost $151,808,429)		161,992,196

U.S. GOVERNMENT OBLIGATIONS - 19.0%
U.S. Treasury - 18.9%
U.S. Treasury Bond
2.00%, 02/15/2050 (E)	4,098,000	4,693,171
2.25%, 08/15/2046 - 08/15/2049	1,593,100	1,897,123
2.38%, 11/15/2049 (E)	4,140,000	5,113,547
2.50%, 02/15/2045 - 02/15/2046	4,000,000	4,946,464
2.75%, 11/15/2042	3,200,000	4,098,500
2.88%, 05/15/2043 - 08/15/2045	2,570,000	3,360,892
3.00%, 11/15/2044 (E)	95,000	127,189
3.00%, 02/15/2048	240,000	328,547
3.13%, 02/15/2043 - 05/15/2048	1,184,000	1,622,401
3.63%, 08/15/2043 - 02/15/2044	1,354,000	1,980,214
3.75%, 11/15/2043	2,923,000	4,350,132
3.88%, 08/15/2040	130,000	193,730

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond, Principal Only STRIPS
05/15/2022 - 05/15/2035 (E)	$ 15,750,000	$ 14,963,234
11/15/2022 - 08/15/2041	10,945,000	10,304,628
U.S. Treasury Note
1.13%, 09/30/2021 (E)	2,060,000	2,084,463
1.25%, 07/31/2023	3,000,000	3,098,789
1.38%, 08/31/2023 (E)	1,500,000	1,556,543
1.38%, 09/30/2023	3,000,000	3,115,898
1.63%, 08/15/2022 - 10/31/2023	6,100,000	6,358,090
1.63%, 08/15/2029 (E)	40,000	43,645
1.75%, 07/15/2022 - 01/31/2023	6,728,000	6,960,136
1.75%, 05/15/2023 - 12/31/2026 (E)	3,220,000	3,378,653
1.88%, 11/30/2021	1,700,000	1,740,906
2.00%, 10/31/2021 - 02/15/2025	1,681,000	1,806,495
2.00%, 02/15/2023 (E)	3,000,000	3,143,086
2.13%, 02/29/2024	2,183,000	2,336,151
2.13%, 05/15/2025 (E)	1,500,000	1,633,359
2.25%, 11/15/2024 (E)	238,000	258,741
2.75%, 05/31/2023	184,000	197,743
2.88%, 04/30/2025	265,000	297,990

		95,990,460

U.S. Treasury Inflation-Protected Securities - 0.1%
U.S. Treasury Inflation-Indexed Bond
2.13%, 02/15/2040	237,298	349,597
2.50%, 01/15/2029	119,444	153,089
U.S. Treasury Inflation-Indexed Note 0.13%, 01/15/2022	257,200	260,667

		763,353

Total U.S. Government Obligations (Cost $84,879,849)		96,753,813

	Shares	Value
OTHER INVESTMENT COMPANY - 3.0%
Securities Lending Collateral - 3.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (J)	15,484,656	$ 15,484,656

Total Other Investment Company (Cost $15,484,656)		15,484,656

	Principal	Value
REPURCHASE AGREEMENT - 5.4%
Fixed Income Clearing Corp., 0.00% (J), dated 06/30/2020, to be repurchased at $27,257,483 on 07/01/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 04/30/2023, and with a value of $27,802,684.	$ 27,257,483	27,257,483

Total Repurchase Agreement (Cost $27,257,483)		27,257,483

Total Investments (Cost $499,052,213)		531,282,359
Net Other Assets (Liabilities) - (4.4)%		(22,201,976)

Net Assets - 100.0%		$ 509,080,383

INVESTMENT VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (L)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$61,303,768	$2,063,758	$63,367,526
Corporate Debt Securities	—	131,051,389	—	131,051,389
Foreign Government Obligations	—	8,582,293	—	8,582,293
Mortgage-Backed Securities	—	25,463,959	—	25,463,959
Municipal Government Obligations	—	1,329,044	—	1,329,044
U.S. Government Agency Obligations	—	161,992,196	—	161,992,196
U.S. Government Obligations	—	96,753,813	—	96,753,813
Other Investment Company	15,484,656	—	—	15,484,656
Repurchase Agreement	—	27,257,483	—	27,257,483

Total Investments	$15,484,656	$513,733,945	$2,063,758	$531,282,359

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $101,801,054, representing 20.0% of the Portfolio’s net assets.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2020, the total value of securities is $3,167,891, representing 0.6% of the Portfolio’s net assets.
(C)	Securities are Level 3 of the fair value hierarchy.
(D)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $37,200,346, collateralized by cash collateral of $15,484,656 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $22,483,413. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after June 30, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Rounds to less than $1 or $(1).
(J)	Rates disclosed reflect the yields at June 30, 2020.
(K)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(L)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $471,794,730) (including securities loaned of $37,200,346)	$504,024,876
Repurchase agreement, at value (cost $27,257,483)	27,257,483
Receivables and other assets:
Investments sold	457,352
Net income from securities lending	2,769
Shares of beneficial interest sold	841,489
Interest	2,095,017
Prepaid expenses	2,768

Total assets	534,681,754

Liabilities:
Cash collateral received upon return of:
Securities on loan	15,484,656
Payables and other liabilities:
Investments purchased	332,787
When-issued, delayed-delivery, forward and TBA commitments purchased	9,210,078
Shares of beneficial interest redeemed	109,451
Investment management fees	197,343
Distribution and service fees	75,195
Transfer agent costs	1,685
Trustees, CCO and deferred compensation fees	4,706
Audit and tax fees	23,830
Custody fees	50,783
Legal fees	4,134
Printing and shareholder reports fees	92,284
Other accrued expenses	14,439

Total liabilities	25,601,371

Net assets	$509,080,383

Net assets consist of:
Capital stock ($0.01 par value)	$349,882
Additional paid-in capital	435,556,187
Total distributable earnings (accumulated losses)	73,174,314

Net assets	$509,080,383

Net assets by class:
Initial Class	$159,038,821
Service Class	350,041,562

Shares outstanding:
Initial Class	11,441,784
Service Class	23,546,444

Net asset value and offering price per share:
Initial Class	$13.90
Service Class	14.87
STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Interest income	$8,255,160
Net income from securities lending	11,052

Total investment income	8,266,212

Expenses:
Investment management fees	1,206,886
Distribution and service fees:
Service Class	414,526
Transfer agent costs	4,740
Trustees, CCO and deferred compensation fees	9,162
Audit and tax fees	24,462
Custody fees	90,370
Legal fees	16,839
Printing and shareholder reports fees	43,585
Other	16,996

Total expenses	1,827,566

Net investment income (loss)	6,438,646

Net realized gain (loss) on:
Investments	15,545,293

Net change in unrealized appreciation (depreciation) on:
Investments	6,179,593

Net realized and change in unrealized gain (loss)	21,724,886

Net increase (decrease) in net assets resulting from operations	$28,163,532

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$6,438,646	$16,843,027
Net realized gain (loss)	15,545,293	4,629,434
Net change in unrealized appreciation (depreciation)	6,179,593	31,479,140

Net increase (decrease) in net assets resulting from operations	28,163,532	52,951,601

Dividends and/or distributions to shareholders:
Initial Class	—	(9,593,356)
Service Class	—	(6,994,112)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(16,587,468)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,300,455	53,054,313
Service Class	29,446,086	44,435,402

	39,746,541	97,489,715

Dividends and/or distributions reinvested:
Initial Class	—	9,593,356
Service Class	—	6,994,112

	—	16,587,468

Cost of shares redeemed:
Initial Class	(226,763,884)	(71,315,969)
Service Class	(15,952,427)	(21,166,480)

	(242,716,311)	(92,482,449)

Net increase (decrease) in net assets resulting from capital share transactions	(202,969,770)	21,594,734

Net increase (decrease) in net assets	(174,806,238)	57,958,867

Net assets:
Beginning of period/year	683,886,621	625,927,754

End of period/year	$509,080,383	$683,886,621

Capital share transactions - shares:
Shares issued:
Initial Class	762,152	4,153,757
Service Class	2,024,258	3,184,289

	2,786,410	7,338,046

Shares reinvested:
Initial Class	—	724,574
Service Class	—	492,890

	—	1,217,464

Shares redeemed:
Initial Class	(16,777,168)	(5,526,403)
Service Class	(1,108,762)	(1,517,270)

	(17,885,930)	(7,043,673)

Net increase (decrease) in shares outstanding:
Initial Class	(16,015,016)	(648,072)
Service Class	915,496	2,159,909

	(15,099,520)	1,511,837

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$13.23		$12.52	$12.94		$12.86		$12.83		$13.02

Investment operations:
Net investment income (loss) (A)	0.17		0.35	0.34		0.31		0.30	(B)	0.28
Net realized and unrealized gain (loss)	0.50		0.72	(0.33)		0.16		0.01	(C)	(0.20)

Total investment operations	0.67		1.07	0.01		0.47		0.31		0.08

Dividends and/or distributions to shareholders:
Net investment income	—		(0.36)	(0.43)		(0.39)		(0.28)		(0.27)

Net asset value, end of period/year	$13.90		$13.23	$12.52		$12.94		$12.86		$12.83

Total return	5.06	%(D)	8.53%	0.08%		3.66%		2.39%		0.61%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$159,039		$363,293	$351,911		$352,261		$566,006		$472,685
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53	%(E)	0.52%	0.51%		0.52%		0.52%		0.55%
Including waiver and/or reimbursement and recapture	0.53	%(E)	0.52%	0.51	%(F)	0.52	%(F)	0.52	%(B)	0.55%
Net investment income (loss) to average net assets	2.53	%(E)	2.65%	2.70%		2.37%		2.24	%(B)	2.11%
Portfolio turnover rate	16	%(D)	26%	35%		26%		25%		19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$14.17		$13.39	$13.80		$13.69		$13.66		$13.86

Investment operations:
Net investment income (loss) (A)	0.17		0.33	0.33		0.29		0.28	(B)	0.26
Net realized and unrealized gain (loss)	0.53		0.78	(0.35)		0.18		0.01	(C)	(0.21)

Total investment operations	0.70		1.11	(0.02)		0.47		0.29		0.05

Dividends and/or distributions to shareholders:
Net investment income	—		(0.33)	(0.39)		(0.36)		(0.26)		(0.25)

Net asset value, end of period/year	$14.87		$14.17	$13.39		$13.80		$13.69		$13.66

Total return	4.94	%(D)	8.25%	(0.09)%		3.42%		2.06%		0.33%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$350,041		$320,594	$274,017		$278,675		$259,165		$199,855
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78	%(E)	0.77%	0.76%		0.77%		0.77%		0.80%
Including waiver and/or reimbursement and recapture	0.78	%(E)	0.77%	0.76	%(F)	0.77	%(F)	0.76	%(B)	0.80%
Net investment income (loss) to average net assets	2.32	%(E)	2.40%	2.45%		2.13%		2.00	%(B)	1.87%
Portfolio turnover rate	16	%(D)	26%	35%		26%		25%		19%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at June 30, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,784,709	$—	$—	$—	$1,784,709
Foreign Government Obligations	990,673	—	—	—	990,673
U.S. Government Obligations	12,709,274	—	—	—	12,709,274
Total Securities Lending Transactions	$15,484,656	$—	$—	$—	$15,484,656
Total Borrowings	$15,484,656	$—	$—	$—	$15,484,656

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so a Portfolio faces a risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.450%
Over $750 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.375
Over $1.5 billion up to $3 billion	0.370
Over $3 billion	0.365

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.65%	May 1, 2021
Service Class	0.90	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 47,136,935	$ 39,364,845	$ 116,486,811	$ 175,013,514

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 499,052,213	$ 35,216,690	$ (2,986,544)	$ 32,230,146

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Core Bond VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-, 5- and 10-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Core Bond VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$980.00	$3.35	$1,021.50	$3.42	0.68%
Service Class	1,000.00	979.00	4.58	1,020.20	4.67	0.93

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Repurchase Agreement	1.2
Right	0.0 *
Net Other Assets (Liabilities) ^	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 1.3%
General Dynamics Corp.	30,325	$ 4,532,375
Northrop Grumman Corp.	20,619	6,339,105
Raytheon Technologies Corp.	129,126	7,956,744

		18,828,224

Airlines - 0.3%
Delta Air Lines, Inc.	54,885	1,539,524
Southwest Airlines Co.	70,873	2,422,439

		3,961,963

Auto Components - 0.2%
Magna International, Inc.	52,106	2,320,280

Automobiles - 0.2%
General Motors Co.	100,762	2,549,279

Banks - 3.1%
Bank of America Corp.	336,550	7,993,063
Citigroup, Inc.	343,283	17,541,761
Citizens Financial Group, Inc.	125,231	3,160,831
KeyCorp	428,707	5,221,651
Regions Financial Corp.	330,717	3,677,573
Truist Financial Corp.	28,560	1,072,428
Wells Fargo & Co.	334,044	8,551,526

		47,218,833

Beverages - 1.2%
Coca-Cola Co.	225,862	10,091,514
Constellation Brands, Inc., Class A	43,687	7,643,041

		17,734,555

Biotechnology - 2.9%
AbbVie, Inc.	190,417	18,695,141
Alexion Pharmaceuticals, Inc. (A)	42,127	4,728,335
Amgen, Inc.	11,312	2,668,048
Biogen, Inc. (A)	15,597	4,172,977
Gilead Sciences, Inc.	7,178	552,275
Regeneron Pharmaceuticals, Inc. (A)	11,004	6,862,645
Vertex Pharmaceuticals, Inc. (A)	19,640	5,701,689

		43,381,110

Building Products - 0.8%
Carrier Global Corp.	147,285	3,272,673
Masco Corp.	98,826	4,962,053
Trane Technologies PLC	44,564	3,965,305

		12,200,031

Capital Markets - 3.0%
BlackRock, Inc.	11,403	6,204,258
Charles Schwab Corp.	81,589	2,752,813
CME Group, Inc.	22,020	3,579,131
Goldman Sachs Group, Inc.	18,934	3,741,737
MarketAxess Holdings, Inc.	4,446	2,227,090
Morgan Stanley	200,048	9,662,318
MSCI, Inc.	6,278	2,095,722
S&P Global, Inc.	29,404	9,688,030
State Street Corp.	61,642	3,917,349
T. Rowe Price Group, Inc.	11,745	1,450,508

		45,318,956

Chemicals - 1.6%
Air Products & Chemicals, Inc.	12,542	3,028,391
Celanese Corp.	39,576	3,416,992
Dow, Inc. (A)	76,553	3,120,300

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
DuPont de Nemours, Inc.	45,134	$ 2,397,969
Eastman Chemical Co.	85,382	5,946,003
Linde PLC	21,804	4,624,847
LyondellBasell Industries NV, Class A	28,902	1,899,439

		24,433,941

Commercial Services & Supplies - 0.1%
Cintas Corp.	6,016	1,602,422

Communications Equipment - 0.4%
Cisco Systems, Inc.	107,143	4,997,149
Motorola Solutions, Inc.	5,606	785,569

		5,782,718

Consumer Finance - 0.6%
American Express Co.	56,869	5,413,929
Capital One Financial Corp.	52,084	3,259,937

		8,673,866

Containers & Packaging - 0.6%
Avery Dennison Corp.	28,458	3,246,773
Crown Holdings, Inc. (A)	41,580	2,708,105
Packaging Corp. of America	11,392	1,136,922
WestRock Co.	50,387	1,423,937

		8,515,737

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	22,681	323,885

Diversified Financial Services - 1.5%
Berkshire Hathaway, Inc., Class B (A)	125,379	22,381,405
Voya Financial, Inc.	5,492	256,202

		22,637,607

Diversified Telecommunication Services - 1.2%
Verizon Communications, Inc.	321,901	17,746,402

Electric Utilities - 2.3%
Duke Energy Corp.	40,748	3,255,358
Entergy Corp.	85,644	8,034,264
FirstEnergy Corp.	94,906	3,680,455
NextEra Energy, Inc.	63,054	15,143,679
Southern Co.	49,384	2,560,560
Xcel Energy, Inc.	42,492	2,655,750

		35,330,066

Electrical Equipment - 0.9%
Eaton Corp. PLC	113,122	9,895,912
Emerson Electric Co.	60,788	3,770,680

		13,666,592

Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity, Ltd.	19,939	1,626,025

Entertainment - 1.3%
Electronic Arts, Inc. (A)	10,105	1,334,365
Netflix, Inc. (A)	38,517	17,526,776

		18,861,141

Equity Real Estate Investment Trusts - 1.9%
Equinix, Inc.	11,483	8,064,511
Equity Lifestyle Properties, Inc.	23,820	1,488,274
Equity Residential	63,031	3,707,483
Mid-America Apartment Communities, Inc.	25,543	2,929,016
Prologis, Inc.	85,746	8,002,674
Realty Income Corp.	12,212	726,614

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Sun Communities, Inc.	7,793	$ 1,057,354
UDR, Inc.	16,907	631,984
Ventas, Inc.	44,986	1,647,387

		28,255,297

Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	35,883	10,880,084
Kroger Co.	66,516	2,251,567

		13,131,651

Food Products - 0.7%
Conagra Brands, Inc.	28,492	1,002,064
Mondelez International, Inc., Class A	182,784	9,345,746

		10,347,810

Health Care Equipment & Supplies - 2.9%
ABIOMED, Inc. (A)	2,597	627,331
Baxter International, Inc.	90,389	7,782,493
Becton Dickinson & Co.	3,553	850,126
Boston Scientific Corp. (A)	122,099	4,286,896
DexCom, Inc. (A)	4,020	1,629,708
Edwards Lifesciences Corp. (A)	25,289	1,747,723
Intuitive Surgical, Inc. (A)	4,613	2,628,626
Medtronic PLC	166,698	15,286,207
Zimmer Biomet Holdings, Inc.	75,129	8,967,397

		43,806,507

Health Care Providers & Services - 2.9%
Anthem, Inc.	20,239	5,322,452
Cigna Corp.	44,815	8,409,535
DaVita, Inc. (A)	21,747	1,721,057
McKesson Corp.	56,740	8,705,051
UnitedHealth Group, Inc.	68,307	20,147,150

		44,305,245

Hotels, Restaurants & Leisure - 0.5%
Hilton Worldwide Holdings, Inc.	43,813	3,218,065
Yum! Brands, Inc.	49,760	4,324,641

		7,542,706

Household Durables - 0.3%
Lennar Corp., Class A	85,860	5,290,693

Household Products - 2.0%
Kimberly-Clark Corp.	48,750	6,890,813
Procter & Gamble Co.	188,057	22,485,975

		29,376,788

Industrial Conglomerates - 1.1%
Honeywell International, Inc.	109,523	15,835,931

Insurance - 1.9%
Allstate Corp.	88,209	8,555,391
American International Group, Inc.	49,889	1,555,539
Aon PLC, Class A	25,044	4,823,474
Arch Capital Group, Ltd. (A)	25,095	718,972
Everest Re Group, Ltd.	2,551	526,016
Hartford Financial Services Group, Inc.	44,883	1,730,240
Marsh & McLennan Cos., Inc.	29,383	3,154,853
MetLife, Inc.	18,300	668,316
Progressive Corp.	92,939	7,445,343

		29,178,144

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 5.5%
Alphabet, Inc., Class A (A)	19,355	$ 27,446,358
Alphabet, Inc., Class C (A)	17,248	24,381,945
Facebook, Inc., Class A (A)	138,468	31,441,929

		83,270,232

Internet & Direct Marketing Retail - 5.4%
Amazon.com, Inc. (A)	27,091	74,739,193
Booking Holdings, Inc. (A)	3,986	6,347,067

		81,086,260

IT Services - 6.5%
Accenture PLC, Class A	50,558	10,855,814
Automatic Data Processing, Inc.	52,881	7,873,452
FleetCor Technologies, Inc. (A)	5,000	1,257,650
International Business Machines Corp.	76,336	9,219,099
Leidos Holdings, Inc.	54,977	5,149,695
Mastercard, Inc., Class A	93,414	27,622,520
PayPal Holdings, Inc. (A)	122,475	21,338,819
Visa, Inc., Class A	71,799	13,869,413

		97,186,462

Life Sciences Tools & Services - 1.4%
Illumina, Inc. (A)	8,408	3,113,903
Thermo Fisher Scientific, Inc.	47,995	17,390,508

		20,504,411

Machinery - 1.7%
Cummins, Inc.	40,760	7,062,078
Deere & Co.	24,981	3,925,764
Parker-Hannifin Corp.	38,426	7,042,333
Snap-on, Inc.	13,408	1,857,142
Stanley Black & Decker, Inc.	42,250	5,888,805

		25,776,122

Media - 2.3%
Altice USA, Inc., Class A (A)	60,298	1,359,117
Charter Communications, Inc., Class A (A)	29,893	15,246,626
Comcast Corp., Class A	331,516	12,922,493
Discovery, Inc., Class A (A) (C)	123,158	2,598,634
Discovery, Inc., Class C (A)	134,516	2,590,778

		34,717,648

Metals & Mining - 0.2%
Newmont Corp.	45,715	2,822,444

Multi-Utilities - 0.6%
CenterPoint Energy, Inc.	64,300	1,200,481
CMS Energy Corp.	64,472	3,766,454
DTE Energy Co.	22,772	2,447,990
Sempra Energy	15,859	1,859,151

		9,274,076

Multiline Retail - 0.7%
Dollar Tree, Inc. (A)	33,195	3,076,512
Target Corp.	64,432	7,727,330

		10,803,842

Oil, Gas & Consumable Fuels - 2.8%
Cabot Oil & Gas Corp.	27,398	470,698
Cheniere Energy, Inc. (A)	35,061	1,694,148
Chevron Corp.	148,413	13,242,892
Diamondback Energy, Inc.	49,487	2,069,546
EOG Resources, Inc.	134,106	6,793,810

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	67,635	$ 3,024,637
Marathon Petroleum Corp.	47,193	1,764,074
ONEOK, Inc.	65,689	2,182,189
Phillips 66	56,739	4,079,534
Pioneer Natural Resources Co.	62,336	6,090,227
Williams Cos., Inc.	69,750	1,326,645

		42,738,400

Pharmaceuticals - 4.3%
Bristol-Myers Squibb Co.	254,143	14,943,609
Eli Lilly & Co.	87,295	14,332,093
Johnson & Johnson	99,953	14,056,390
Merck & Co., Inc.	234,503	18,134,117
Pfizer, Inc.	84,167	2,752,261

		64,218,470

Professional Services - 0.1%
Verisk Analytics, Inc.	9,387	1,597,667

Road & Rail - 1.4%
CSX Corp.	81,284	5,668,746
Kansas City Southern	7,519	1,122,512
Lyft, Inc., Class A (A) (C)	26,294	867,965
Norfolk Southern Corp.	63,749	11,192,412
Union Pacific Corp.	11,403	1,927,905

		20,779,540

Semiconductors & Semiconductor Equipment - 5.1%
Advanced Micro Devices, Inc. (A)	63,441	3,337,631
Analog Devices, Inc.	94,336	11,569,367
Applied Materials, Inc.	39,325	2,377,196
Intel Corp.	56,377	3,373,036
Lam Research Corp.	25,346	8,198,417
Microchip Technology, Inc.	30,815	3,245,128
Micron Technology, Inc. (A)	84,095	4,332,574
NVIDIA Corp.	29,392	11,166,315
NXP Semiconductors NV	57,314	6,536,089
Qorvo, Inc. (A)	34,426	3,805,106
QUALCOMM, Inc.	35,873	3,271,976
Texas Instruments, Inc.	118,691	15,070,196

		76,283,031

Software - 9.1%
Fortinet, Inc. (A)	8,191	1,124,379
Intuit, Inc.	40,738	12,066,188
Microsoft Corp.	515,143	104,836,752
salesforce.com, Inc. (A)	85,456	16,008,472
Workday, Inc., Class A (A)	12,912	2,419,192

		136,454,983

Specialty Retail - 3.6%
AutoZone, Inc. (A)	6,221	7,018,034
Best Buy Co., Inc.	95,088	8,298,330
Home Depot, Inc.	65,229	16,340,517
Lowe’s Cos., Inc.	96,523	13,042,188
Ross Stores, Inc.	45,282	3,859,837
TJX Cos., Inc.	122,782	6,207,858

		54,766,764

Technology Hardware, Storage & Peripherals - 6.6%
Apple, Inc.	261,831	95,515,949

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	193,139	$ 3,366,413

		98,882,362

Textiles, Apparel & Luxury Goods - 0.7%
Carter’s, Inc.	8,966	723,556
NIKE, Inc., Class B	87,865	8,615,163
Ralph Lauren Corp.	20,426	1,481,294

		10,820,013

Tobacco - 1.3%
Altria Group, Inc.	224,866	8,825,991
Philip Morris International, Inc.	157,652	11,045,099

		19,871,090

Wireless Telecommunication Services - 0.6%
T-Mobile US, Inc. (A)	88,619	9,229,669

Total Common Stocks (Cost $1,227,565,620)		1,480,867,891

RIGHT - 0.0% (B)
Wireless Telecommunication Services - 0.0% (B)
T-Mobile US, Inc., (A) Exercise Price $0.19, Expiration Date 07/27/2020	80,619	13,544

Total Right (Cost $29,829)		13,544

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 0.00% (D), dated 06/30/2020, to be repurchased at $17,848,212 on 07/01/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 04/30/2023, and with a value of $18,205,219.	$ 17,848,212	17,848,212

Total Repurchase Agreement (Cost $17,848,212)		17,848,212

Total Investments (Cost $1,245,443,661)		1,498,729,647
Net Other Assets (Liabilities) - 0.2%		2,754,255

Net Assets - 100.0%		$ 1,501,483,902

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	121	09/18/2020	$18,469,703	$18,695,710	$226,007	$—

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,480,867,891	$—	$—	$1,480,867,891
Right	13,544	—	—	13,544
Repurchase Agreement	—	17,848,212	—	17,848,212

Total Investments	$1,480,881,435	$17,848,212	$—	$1,498,729,647

Other Financial Instruments
Futures Contracts (F)	$226,007	$—	$—	$226,007

Total Other Financial Instruments	$226,007	$—	$—	$226,007

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,431,922, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $3,530,437. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Rate disclosed reflects the yield at June 30, 2020.
(E)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $1,227,595,449) (including securities loaned of $3,431,922)	$1,480,881,435
Repurchase agreement, at value (cost $17,848,212)	17,848,212
Cash collateral pledged at broker for:
Futures contracts	1,580,000
Receivables and other assets:
Investments sold	3,519,246
Net income from securities lending	426
Shares of beneficial interest sold	235,915
Dividends	1,661,155
Variation margin receivable on futures contracts	257,125
Prepaid expenses	8,660

Total assets	1,505,992,174

Liabilities:
Payables and other liabilities:
Investments purchased	3,307,689
Shares of beneficial interest redeemed	187,873
Investment management fees	840,997
Distribution and service fees	20,096
Transfer agent costs	3,935
Trustees, CCO and deferred compensation fees	14,149
Audit and tax fees	20,172
Custody fees	47,864
Legal fees	9,219
Printing and shareholder reports fees	13,153
Other accrued expenses	43,125

Total liabilities	4,508,272

Net assets	$1,501,483,902

Net assets consist of:
Capital stock ($0.01 par value)	$696,286
Additional paid-in capital	933,028,647
Total distributable earnings (accumulated losses)	567,758,969

Net assets	$1,501,483,902

Net assets by class:
Initial Class	$1,408,886,717
Service Class	92,597,185

Shares outstanding:
Initial Class	65,315,451
Service Class	4,313,131

Net asset value and offering price per share:
Initial Class	$21.57
Service Class	21.47

STATEMENT OF OPERATIONS

For the period ended June 30, 2020 (unaudited)

Investment Income:
Dividend income	$16,189,385
Interest income	20,928
Net income from securities lending	3,485
Withholding taxes on foreign income	(15,385)

Total investment income	16,198,413

Expenses:
Investment management fees	5,873,547
Distribution and service fees:
Service Class	108,315
Transfer agent costs	14,595
Trustees, CCO and deferred compensation fees	29,431
Audit and tax fees	21,776
Custody fees	77,630
Legal fees	52,711
Printing and shareholder reports fees	11,115
Other	48,870

Total expenses	6,237,990

Net investment income (loss)	9,960,423

Net realized gain (loss) on:
Investments	162,605,223
Futures contracts	3,029,432

Net realized gain (loss)	165,634,655

Net change in unrealized appreciation (depreciation) on:
Investments	(211,663,367)
Futures contracts	224,499

Net change in unrealized appreciation (depreciation)	(211,438,868)

Net realized and change in unrealized gain (loss)	(45,804,213)

Net increase (decrease) in net assets resulting from operations	$(35,843,790)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$9,960,423	$21,969,767
Net realized gain (loss)	165,634,655	122,588,904
Net change in unrealized appreciation (depreciation)	(211,438,868)	405,597,421

Net increase (decrease) in net assets resulting from operations	(35,843,790)	550,156,092

Dividends and/or distributions to shareholders:
Initial Class	—	(248,673,873)
Service Class	—	(10,289,142)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(258,963,015)

Capital share transactions:
Proceeds from shares sold:
Initial Class	63,542,392	82,485,600
Service Class	13,394,749	14,763,576

	76,937,141	97,249,176

Dividends and/or distributions reinvested:
Initial Class	—	248,673,873
Service Class	—	10,289,142

	—	258,963,015

Cost of shares redeemed:
Initial Class	(681,351,351)	(372,830,150)
Service Class	(11,586,418)	(11,448,592)

	(692,937,769)	(384,278,742)

Net increase (decrease) in net assets resulting from capital share transactions	(616,000,628)	(28,066,551)

Net increase (decrease) in net assets	(651,844,418)	263,126,526

Net assets:
Beginning of period/year	2,153,328,320	1,890,201,794

End of period/year	$1,501,483,902	$2,153,328,320

Capital share transactions - shares:
Shares issued:
Initial Class	3,351,540	4,012,451
Service Class	694,841	692,863

	4,046,381	4,705,314

Shares reinvested:
Initial Class	—	12,661,602
Service Class	—	525,224

	—	13,186,826

Shares redeemed:
Initial Class	(31,667,517)	(17,422,121)
Service Class	(619,173)	(536,763)

	(32,286,690)	(17,958,884)

Net increase (decrease) in shares outstanding:
Initial Class	(28,315,977)	(748,068)
Service Class	75,668	681,324

	(28,240,309)	(66,744)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$22.01		$19.30	$21.68		$18.37	$16.93		$18.52

Investment operations:
Net investment income (loss) (A)	0.11		0.23	0.23		0.21	0.23	(B)	0.20
Net realized and unrealized gain (loss)	(0.55)		5.41	(1.38)		3.62	1.67		(0.28)

Total investment operations	(0.44)		5.64	(1.15)		3.83	1.90		(0.08)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.27)	(0.25)		(0.11)	(0.07)		(0.18)
Net realized gains	—		(2.66)	(0.98)		(0.41)	(0.39)		(1.33)

Total dividends and/or distributions to shareholders	—		(2.93)	(1.23)		(0.52)	(0.46)		(1.51)

Net asset value, end of period/year	$21.57		$22.01	$19.30		$21.68	$18.37		$16.93

Total return	(2.00	)%(C)	31.03%	(6.01)%		21.15%	11.35%		(0.07)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,408,887		$2,060,400	$1,821,768		$2,286,100	$1,987,029		$320,441
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68	%(D)	0.69%	0.69%		0.69%	0.72%		0.81%
Including waiver and/or reimbursement and recapture	0.68	%(D)	0.69%	0.69	%(E)	0.69%	0.72	%(B)	0.81%
Net investment income (loss) to average net assets	1.11	%(D)	1.08%	1.08%		1.05%	1.29	%(B)	1.09%
Portfolio turnover rate	30	%(C)	39%	52%		37%	49%		44%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$21.93		$19.24	$21.62		$18.34	$16.90		$18.51

Investment operations:
Net investment income (loss) (A)	0.09		0.18	0.18		0.16	0.17	(B)	0.15
Net realized and unrealized gain (loss)	(0.55)		5.39	(1.38)		3.61	1.69		(0.28)

Total investment operations	(0.46)		5.57	(1.20)		3.77	1.86		(0.13)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.22)	(0.20)		(0.08)	(0.03)		(0.15)
Net realized gains	—		(2.66)	(0.98)		(0.41)	(0.39)		(1.33)

Total dividends and/or distributions to shareholders	—		(2.88)	(1.18)		(0.49)	(0.42)		(1.48)

Net asset value, end of period/year	$21.47		$21.93	$19.24		$21.62	$18.34		$16.90

Total return	(2.10	)%(C)	30.69%	(6.25)%		20.82%	11.12%		(0.35)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$92,597		$92,928	$68,434		$80,270	$61,986		$47,187
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93	%(D)	0.94%	0.94%		0.94%	0.97%		1.06%
Including waiver and/or reimbursement and recapture	0.93	%(D)	0.94%	0.94	%(E)	0.94%	0.97	%(B)	1.06%
Net investment income (loss) to average net assets	0.87	%(D)	0.83%	0.83%		0.80%	0.99	%(B)	0.85%
Portfolio turnover rate	30	%(C)	39%	52%		37%	49%		44%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $15,618.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$226,007	$—	$—	$226,007
Total	$—	$—	$226,007	$—	$—	$226,007

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$3,029,432	$—	$—	$3,029,432
Total	$—	$—	$3,029,432	$—	$—	$3,029,432

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$224,499	$—	$—	$224,499
Total	$—	$—	$224,499	$—	$—	$224,499

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – long	$19,304,442

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS (continued)

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective May 1, 2020
First $1 billion	0.60%
Over $1 billion up to $2 billion	0.59
Over $2 billion up to $3 billion	0.56
Over $3 billion up to $4 billion	0.52
Over $4 billion	0.46
Prior to May 1, 2020
First $750 million	0.73
Over $750 million up to $1 billion	0.68
Over $1 billion up to $5 billion	0.62
Over $5 billion	0.60

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.84%	May 1, 2021
Service Class	1.09	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 532,209,467	$ —	$ 1,149,999,559	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,245,443,661	$ 321,671,160	$ (68,159,167)	$ 253,511,993

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Enhanced Index VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 10-year period, in line with the median for the past 1- and 5-year periods and below the median for the past 3-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the median for its peer group and in line with the median for its peer universe. The Trustees noted that they had previously approved a reduction to the Portfolio’s management fee schedule, which took effect on May 1, 2020 and was not fully reflected in the comparative data. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Enhanced Index VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$938.90	$0.77	$1,024.10	$0.81	0.16%
Service Class	1,000.00	937.20	1.97	1,022.80	2.06	0.41

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
International Equity Funds	59.2%
International Alternative Fund	12.6
U.S. Fixed Income Funds	11.2
U.S. Equity Funds	11.0
U.S. Government Obligation	3.8
U.S. Mixed Allocation Fund	1.2
Net Other Assets (Liabilities) ^	1.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 95.2%
International Alternative Fund - 12.6%
Transamerica Unconstrained Bond (A)	7,424,201	$ 71,049,600

International Equity Funds - 59.2%
Transamerica Emerging Markets Equity (A)	1,445,793	13,662,744
Transamerica Emerging Markets Opportunities (A) (B)	508,382	4,499,179
Transamerica International Equity (A)	7,900,331	125,457,262
Transamerica International Growth (A)	21,390,089	158,286,658
Transamerica International Small Cap Value (A)	2,708,026	31,033,976

		332,939,819

U.S. Equity Funds - 11.0%
Transamerica Large Cap Value (A)	2,704,221	24,473,204
Transamerica Morgan Stanley Capital Growth VP (A)	1,307,509	37,303,228

		61,776,432

U.S. Fixed Income Funds - 11.2%
Transamerica Core Bond (A)	513,738	5,455,899
Transamerica High Yield Bond (A)	5,357,411	44,680,810
Transamerica Intermediate Bond (A)	1,201,054	13,043,451

		63,180,160

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Mixed Allocation Fund - 1.2%
Transamerica PIMCO Total Return VP (A)	520,613	$ 6,439,979

Total Investment Companies (Cost $537,628,834)		535,385,990

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 3.8%
U.S. Treasury - 3.8%
U.S. Treasury Note 2.50%, 01/31/2021 (C)	$ 20,988,000	21,268,387

Total U.S. Government Obligation (Cost $21,384,902)		21,268,387

Total Investments (Cost $559,013,736)		556,654,377
Net Other Assets (Liabilities) - 1.0%		5,818,443

Net Assets - 100.0%		$ 562,472,820

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	587	09/30/2020	$73,591,502	$73,810,664	$219,162	$—
10-Year U.S. Treasury Note	188	09/21/2020	26,066,301	26,164,313	98,012	—
CAD Currency	511	09/15/2020	37,726,915	37,619,820	—	(107,095)
MSCI EAFE Index	682	09/18/2020	59,505,386	60,643,440	1,138,054	—
S&P/TSX 60 Index	87	09/17/2020	11,693,852	11,900,339	206,487	—

Total					$1,661,715	$(107,095)

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bond	(29)	09/21/2020	$(5,143,750)	$(5,178,312)	$—	$(34,562)
EURO STOXX 50® Index	(476)	09/18/2020	(16,453,460)	(17,236,146)	—	(782,686)
FTSE 100 Index	(287)	09/18/2020	(21,441,913)	(21,861,854)	—	(419,941)
MSCI Emerging Markets Index	(9)	09/18/2020	(431,401)	(443,565)	—	(12,164)
S&P 500® E-Mini Index	(209)	09/18/2020	(31,597,071)	(32,292,590)	—	(695,519)
S&P/ASX 200 Index	(180)	09/17/2020	(17,980,343)	(18,297,316)	—	(316,973)
TOPIX Index	(254)	09/10/2020	(38,082,364)	(36,662,098)	1,420,266	—
U.S. Treasury Ultra Bond	(58)	09/21/2020	(12,607,623)	(12,653,063)	—	(45,440)

Total					$1,420,266	$(2,307,285)

Total Futures Contracts					$3,081,981	$(2,414,380)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$535,385,990	$—	$—	$535,385,990
U.S. Government Obligation	—	21,268,387	—	21,268,387

Total Investments	$535,385,990	$21,268,387	$—	$556,654,377

Other Financial Instruments
Futures Contracts (E)	$3,081,981	$—	$—	$3,081,981

Total Other Financial Instruments	$3,081,981	$—	$—	$3,081,981

LIABILITIES
Other Financial Instruments
Futures Contracts (E)	$(2,414,380)	$—	$—	$(2,414,380)

Total Other Financial Instruments	$(2,414,380)	$—	$—	$(2,414,380)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica BlackRock Global Real Estate Securities VP	$27,151,074	$—	$(21,672,444)	$(2,567,979)	$(2,910,651)	$—	—	$—	$—
Transamerica Core Bond	5,156,611	74,802	—	—	224,486	5,455,899	513,738	74,802	—
Transamerica Emerging Markets Equity	14,949,500	—	—	—	(1,286,756)	13,662,744	1,445,793	—	—
Transamerica Emerging Markets Opportunities	—	4,577,603	—	—	(78,424)	4,499,179	508,382	—	—
Transamerica High Yield Bond	11,408,943	37,285,469	(2,265,060)	(220,695)	(1,527,847)	44,680,810	5,357,411	821,169	—
Transamerica Intermediate Bond	37,119,831	226,483	(25,021,967)	329,047	390,057	13,043,451	1,201,054	226,483	—
Transamerica International Equity	146,817,920	9,152,000	(11,676,765)	726,485	(19,562,378)	125,457,262	7,900,331	—	—
Transamerica International Growth	170,811,398	—	(4,564,233)	(1,140,716)	(6,819,791)	158,286,658	21,390,089	—	—
Transamerica International Small Cap Value	45,481,233	—	(8,181,963)	(289,370)	(5,975,924)	31,033,976	2,708,026	—	—
Transamerica Large Cap Value	28,387,593	6,638,513	(5,891,199)	(709,868)	(3,951,835)	24,473,204	2,704,221	237,013	—
Transamerica Morgan Stanley Capital Growth VP	33,205,293	13,196,898	(27,689,996)	(4,133,460)	22,724,493	37,303,228	1,307,509	—	—
Transamerica PIMCO Total Return VP	26,020,048	—	(20,068,787)	753,107	(264,389)	6,439,979	520,613	—	—
Transamerica Unconstrained Bond	82,828,908	1,272,179	(9,749,365)	(1,149,145)	(2,152,977)	71,049,600	7,424,201	1,277,845	—

Total	$629,338,352	$72,423,947	$(136,781,779)	$(8,402,594)	$(21,191,936)	$535,385,990	52,981,368	$2,637,312	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	Non-income producing security.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $21,268,387.
(D)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATION:

CAD	Canadian Dollar

PORTFOLIO ABBREVIATIONS:

ASX	Australian Securities Exchange
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $537,628,834)	$535,385,990
Unaffiliated investments, at value (cost $21,384,902)	21,268,387
Cash	5,290,017
Receivables and other assets:
Shares of beneficial interest sold	108,301
Dividends	439,235
Interest	219,105
Variation margin receivable on futures contracts	690,382
Prepaid expenses	2,525

Total assets	563,403,942

Liabilities:
Payables and other liabilities:
Investments purchased	439,235
Shares of beneficial interest redeemed	216,123
Investment management fees	60,294
Distribution and service fees	119,953
Transfer agent costs	1,117
Trustees, CCO and deferred compensation fees	4,063
Audit and tax fees	10,555
Custody fees	7,634
Legal fees	2,795
Printing and shareholder reports fees	57,299
Other accrued expenses	12,054

Total liabilities	931,122

Net assets	$562,472,820

Net assets consist of:
Capital stock ($0.01 par value)	$606,992
Additional paid-in capital	571,104,377
Total distributable earnings (accumulated losses)	(9,238,549)

Net assets	$562,472,820

Net assets by class:
Initial Class	$14,177,355
Service Class	548,295,465

Shares outstanding:
Initial Class	1,512,402
Service Class	59,186,796

Net asset value and offering price per share:
Initial Class	$9.37
Service Class	9.26

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from affiliated investments	$2,637,312
Interest income from unaffiliated investments	201,030

Total investment income	2,838,342

Expenses:
Investment management fees	345,683
Distribution and service fees:
Service Class	687,863
Transfer agent costs	4,365
Trustees, CCO and deferred compensation fees	9,156
Audit and tax fees	11,147
Custody fees	13,752
Legal fees	16,032
Printing and shareholder reports fees	23,199
Other	31,694

Total expenses	1,142,891

Net investment income (loss)	1,695,451

Net realized gain (loss) on:
Affiliated investments	(8,402,594)
Unaffiliated investments	124,901
Futures contracts	(10,603,281)

Net realized gain (loss)	(18,880,974)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(21,191,936)
Unaffiliated investments	(125,846)
Futures contracts	(1,993,578)
Translation of assets and liabilities denominated in foreign currencies	6,364

Net change in unrealized appreciation (depreciation)	(23,304,996)

Net realized and change in unrealized gain (loss)	(42,185,970)

Net increase (decrease) in net assets resulting from operations	$(40,490,519)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$1,695,451	$13,563,770
Net realized gain (loss)	(18,880,974)	2,793,259
Net change in unrealized appreciation (depreciation)	(23,304,996)	85,558,304

Net increase (decrease) in net assets resulting from operations	(40,490,519)	101,915,333

Dividends and/or distributions to shareholders:
Initial Class	—	(1,581,699)
Service Class	—	(62,170,012)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(63,751,711)

Capital share transactions:
Proceeds from shares sold:
Initial Class	290,571	763,806
Service Class	2,352,663	1,356,958

	2,643,234	2,120,764

Dividends and/or distributions reinvested:
Initial Class	—	1,581,699
Service Class	—	62,170,012

	—	63,751,711

Cost of shares redeemed:
Initial Class	(907,423)	(1,999,655)
Service Class	(38,846,497)	(79,661,254)

	(39,753,920)	(81,660,909)

Net increase (decrease) in net assets resulting from capital share transactions	(37,110,686)	(15,788,434)

Net increase (decrease) in net assets	(77,601,205)	22,375,188

Net assets:
Beginning of period/year	640,074,025	617,698,837

End of period/year	$562,472,820	$640,074,025

Capital share transactions - shares:
Shares issued:
Initial Class	32,322	76,877
Service Class	269,960	138,893

	302,282	215,770

Shares reinvested:
Initial Class	—	175,161
Service Class	—	6,954,140

	—	7,129,301

Shares redeemed:
Initial Class	(99,175)	(203,144)
Service Class	(4,302,533)	(8,148,572)

	(4,401,708)	(8,351,716)

Net increase (decrease) in shares outstanding:
Initial Class	(66,853)	48,894
Service Class	(4,032,573)	(1,055,539)

	(4,099,426)	(1,006,645)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$9.98		$9.48	$11.11		$9.29		$9.37		$9.72

Investment operations:
Net investment income (loss) (A)	0.04		0.24	0.22		0.25		0.18	(B)	0.19
Net realized and unrealized gain (loss)	(0.65)		1.34	(1.48)		1.76		(0.06)		(0.35)

Total investment operations	(0.61)		1.58	(1.26)		2.01		0.12		(0.16)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.24)	(0.26)		(0.19)		(0.20)		(0.19)
Net realized gains	—		(0.84)	(0.11)		—		—		—

Total dividends and/or distributions to shareholders	—		(1.08)	(0.37)		(0.19)		(0.20)		(0.19)

Net asset value, end of period/year	$9.37		$9.98	$9.48		$11.11		$9.29		$9.37

Total return	(6.11	)%(C)	17.77%	(11.58)%		21.78%		1.22%		(1.64)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$14,177		$15,762	$14,506		$18,001		$15,583		$16,608
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.16	%(E)	0.16%	0.16%		0.16%		0.15%		0.15%
Including waiver and/or reimbursement and recapture	0.16	%(E)	0.16%	0.16	%(F)	0.16	%(F)	0.14	%(B)	0.15%
Net investment income (loss) to average net assets	0.85	%(E)	2.43%	2.03%		2.43%		1.99	%(B)	1.90%
Portfolio turnover rate	14	%(C)	17%	21%		4%		68%		43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$9.88		$9.38	$11.01		$9.21		$9.28		$9.63

Investment operations:
Net investment income (loss) (A)	0.03		0.21	0.19		0.23		0.16	(B)	0.17
Net realized and unrealized gain (loss)	(0.65)		1.34	(1.48)		1.74		(0.06)		(0.35)

Total investment operations	(0.62)		1.55	(1.29)		1.97		0.10		(0.18)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.21)	(0.23)		(0.17)		(0.17)		(0.17)
Net realized gains	—		(0.84)	(0.11)		—		—		—

Total dividends and/or distributions to shareholders	—		(1.05)	(0.34)		(0.17)		(0.17)		(0.17)

Net asset value, end of period/year	$9.26		$9.88	$9.38		$11.01		$9.21		$9.28

Total return	(6.28	)%(C)	17.61%	(11.91)%		21.47%		1.08%		(1.89)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$548,296		$624,312	$603,193		$743,218		$623,067		$676,401
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.41	%(E)	0.41%	0.41%		0.41%		0.40%		0.40%
Including waiver and/or reimbursement and recapture	0.41	%(E)	0.41%	0.41	%(F)	0.41	%(F)	0.39	%(B)	0.40%
Net investment income (loss) to average net assets	0.59	%(E)	2.15%	1.77%		2.24%		1.72	%(B)	1.72%
Portfolio turnover rate	14	%(C)	17%	21%		4%		68%		43%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the its value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$317,174	$—	$2,764,807	$—	$—	$3,081,981
Total	$317,174	$—	$2,764,807	$—	$—	$3,081,981

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(80,002)	$(107,095)	$(2,227,283)	$—	$—	$(2,414,380)
Total	$(80,002)	$(107,095)	$(2,227,283)	$—	$—	$(2,414,380)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$6,190,750	$(977,632)	$(15,816,399)	$—	$—	$(10,603,281)
Total	$6,190,750	$(977,632)	$(15,816,399)	$—	$—	$(10,603,281)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,055,480)	$(807,513)	$(130,585)	$—	$—	$(1,993,578)
Total	$(1,055,480)	$(807,513)	$(130,585)	$—	$—	$(1,993,578)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – long	$231,367,543
Average notional value of contracts – short	(139,320,143)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors such as the Portfolio from

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS (continued)

withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and extreme price volatility. An investment in emerging market securities should be considered speculative.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.25%	May 1, 2021
Service Class	0.50	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 69,794,010	$ 5,194,933	$ 136,836,251	$ 5,291,964

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 559,013,736	$ 20,909,241	$ (22,600,999)	$ (1,691,758)

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan International Moderate Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its primary benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on July 1, 2016 pursuant to its current investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan International Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$811.40	$3.96	$1,020.50	$4.42	0.88%
Service Class	1,000.00	809.60	5.08	1,019.20	5.67	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.5%
Repurchase Agreement	4.5
Other Investment Company	0.0	*
Net Other Assets (Liabilities)	0.0	*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 95.5%
Airlines - 0.7%
Southwest Airlines Co.	82,342	$ 2,814,449

Auto Components - 0.7%
BorgWarner, Inc.	82,413	2,909,179

Banks - 7.3%
Citizens Financial Group, Inc.	158,049	3,989,157
Fifth Third Bancorp	244,242	4,708,986
First Republic Bank	33,792	3,581,614
Huntington Bancshares, Inc.	269,058	2,430,939
M&T Bank Corp.	55,313	5,750,892
Regions Financial Corp.	292,800	3,255,936
TCF Financial Corp.	93,874	2,761,773
Zions Bancorp NA	60,801	2,067,234

		28,546,531

Beverages - 1.6%
Constellation Brands, Inc., Class A	22,183	3,880,916
Keurig Dr. Pepper, Inc.	76,556	2,174,190

		6,055,106

Building Products - 1.0%
Fortune Brands Home & Security, Inc.	61,237	3,914,881

Capital Markets - 5.5%
Ameriprise Financial, Inc.	41,814	6,273,773
Northern Trust Corp.	55,003	4,363,938
Raymond James Financial, Inc.	63,028	4,338,217
T. Rowe Price Group, Inc.	52,140	6,439,290

		21,415,218

Chemicals - 1.2%
Sherwin-Williams Co.	8,094	4,677,118

Communications Equipment - 0.7%
CommScope Holding Co., Inc. (A)	121,899	1,015,418
Motorola Solutions, Inc.	12,529	1,755,689

		2,771,107

Construction Materials - 1.0%
Martin Marietta Materials, Inc.	19,378	4,002,913

Consumer Finance - 0.5%
Discover Financial Services	40,531	2,030,198

Containers & Packaging - 3.3%
Ball Corp.	57,309	3,982,402
Packaging Corp. of America	24,000	2,395,200
Silgan Holdings, Inc.	114,491	3,708,364
WestRock Co.	94,621	2,673,989

		12,759,955

Distributors - 0.7%
Genuine Parts Co.	31,161	2,709,761

Electric Utilities - 4.1%
Edison International	84,325	4,579,691
Entergy Corp.	46,606	4,372,109
Xcel Energy, Inc.	112,682	7,042,625

		15,994,425

Electrical Equipment - 2.9%
Acuity Brands, Inc.	35,682	3,416,195
AMETEK, Inc.	48,564	4,340,165
Hubbell, Inc.	27,948	3,503,561

		11,259,921

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components - 4.1%
Amphenol Corp., Class A	46,111	$ 4,417,895
CDW Corp.	35,248	4,095,113
Keysight Technologies, Inc. (A)	30,521	3,075,906
SYNNEX Corp.	35,858	4,294,713

		15,883,627

Equity Real Estate Investment Trusts - 10.9%
American Campus Communities, Inc.	44,606	1,559,426
American Homes 4 Rent, Class A	122,422	3,293,152
AvalonBay Communities, Inc.	30,761	4,756,881
Boston Properties, Inc.	48,113	4,348,453
Brixmor Property Group, Inc.	184,199	2,361,431
Essex Property Trust, Inc.	12,125	2,778,686
Federal Realty Investment Trust	32,240	2,747,171
Host Hotels & Resorts, Inc.	105,301	1,136,198
JBG SMITH Properties	52,795	1,561,148
Kimco Realty Corp.	176,154	2,261,817
Outfront Media, Inc.	109,208	1,547,477
Rayonier, Inc.	122,873	3,046,022
Regency Centers Corp.	41,527	1,905,674
Ventas, Inc.	38,336	1,403,864
Vornado Realty Trust	73,786	2,819,363
Weyerhaeuser Co.	124,381	2,793,597
WP Carey, Inc.	30,884	2,089,303

		42,409,663

Food & Staples Retailing - 1.4%
Kroger Co.	122,487	4,146,185
US Foods Holding Corp. (A)	67,646	1,333,979

		5,480,164

Food Products - 0.9%
Post Holdings, Inc. (A)	41,230	3,612,573

Gas Utilities - 1.0%
National Fuel Gas Co.	90,497	3,794,539

Health Care Equipment & Supplies - 1.5%
Zimmer Biomet Holdings, Inc.	47,310	5,646,922

Health Care Providers & Services - 6.1%
AmerisourceBergen Corp.	50,576	5,096,544
Cigna Corp.	21,142	3,967,296
Henry Schein, Inc. (A)	50,533	2,950,622
Humana, Inc.	6,591	2,555,660
Laboratory Corp. of America Holdings (A)	32,824	5,452,395
Universal Health Services, Inc., Class B	40,880	3,797,343

		23,819,860

Hotels, Restaurants & Leisure - 0.2%
Darden Restaurants, Inc.	10,290	779,673

Household Durables - 1.9%
Mohawk Industries, Inc. (A)	36,171	3,680,761
Newell Brands, Inc.	226,461	3,596,201

		7,276,962

Household Products - 0.9%
Energizer Holdings, Inc.	74,955	3,559,613

Industrial Conglomerates - 1.1%
Carlisle Cos., Inc.	37,203	4,452,083

Insurance - 6.4%
Alleghany Corp.	4,846	2,370,373
Hartford Financial Services Group, Inc.	109,960	4,238,958

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Lincoln National Corp.	51,142	$ 1,881,514
Loews Corp.	180,240	6,180,430
Marsh & McLennan Cos., Inc.	36,943	3,966,570
Progressive Corp.	45,621	3,654,698
W.R. Berkley Corp.	46,994	2,692,286

		24,984,829

Internet & Direct Marketing Retail - 0.4%
Expedia Group, Inc.	20,810	1,710,582

IT Services - 0.8%
Jack Henry & Associates, Inc.	17,797	3,275,182

Machinery - 5.2%
IDEX Corp.	25,726	4,065,737
ITT, Inc.	72,579	4,263,291
Lincoln Electric Holdings, Inc.	47,701	4,018,332
Middleby Corp. (A)	47,629	3,759,833
Snap-on, Inc.	31,194	4,320,681

		20,427,874

Media - 3.4%
Discovery, Inc., Class C (A)	184,733	3,557,958
DISH Network Corp., Class A (A)	40,875	1,410,596
Liberty Broadband Corp., Class C (A)	28,335	3,512,407
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	141,587	4,877,672

		13,358,633

Multi-Utilities - 4.7%
CMS Energy Corp.	113,959	6,657,485
Sempra Energy	43,510	5,100,677
WEC Energy Group, Inc.	73,736	6,462,960

		18,221,122

Multiline Retail - 0.6%
Kohl’s Corp.	65,605	1,362,616
Nordstrom, Inc. (B)	53,458	828,064

		2,190,680

Oil, Gas & Consumable Fuels - 4.2%
Cabot Oil & Gas Corp.	177,956	3,057,284
Diamondback Energy, Inc.	122,826	5,136,583
EQT Corp.	175,281	2,085,844
Equitrans Midstream Corp.	174,854	1,453,037
Williams Cos., Inc.	244,187	4,644,437

		16,377,185

Personal Products - 0.2%
Coty, Inc., Class A	134,692	602,073

Real Estate Management & Development - 1.5%
CBRE Group, Inc., Class A (A)	99,674	4,507,258
Cushman & Wakefield PLC (A) (B)	97,573	1,215,760

		5,723,018

Semiconductors & Semiconductor Equipment - 0.8%
Analog Devices, Inc.	26,103	3,201,272

Software - 1.1%
Synopsys, Inc. (A)	20,939	4,083,105

Specialty Retail - 3.6%
AutoZone, Inc. (A)	5,571	6,284,756
Best Buy Co., Inc.	63,826	5,570,095

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Gap, Inc.	182,796	$ 2,306,886

		14,161,737

Textiles, Apparel & Luxury Goods - 1.4%
Carter’s, Inc.	18,885	1,524,019
PVH Corp.	16,370	786,578
Ralph Lauren Corp.	40,553	2,940,904

		5,251,501

Total Common Stocks (Cost $367,261,610)		372,145,234

OTHER INVESTMENT COMPANY - 0.0% (C)
Securities Lending Collateral - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (D)	66,752	66,752

Total Other Investment Company (Cost $66,752)		66,752

	Principal	Value
REPURCHASE AGREEMENT - 4.5%
Fixed Income Clearing Corp., 0.00% (D), dated 06/30/2020, to be repurchased at $17,546,784 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $17,897,804.	$ 17,546,784	17,546,784

Total Repurchase Agreement (Cost $17,546,784)		17,546,784

Total Investments (Cost $384,875,146)		389,758,770
Net Other Assets (Liabilities) - 0.0% (C)		85,996

Net Assets - 100.0%		$ 389,844,766

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$372,145,234	$—	$—	$372,145,234
Other Investment Company	66,752	—	—	66,752
Repurchase Agreement	—	17,546,784	—	17,546,784

Total Investments	$372,211,986	$17,546,784	$—	$389,758,770

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,351,333, collateralized by cash collateral of $66,752 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,323,944. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at June 30, 2020.
(E)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $367,328,362) (including securities loaned of $1,351,333)	$372,211,986
Repurchase agreement, at value (cost $17,546,784)	17,546,784
Receivables and other assets:
Investments sold	1,584,911
Net income from securities lending	709
Shares of beneficial interest sold	67,657
Dividends	727,477
Prepaid expenses	1,957

Total assets	392,141,481

Liabilities:
Cash collateral received upon return of:
Securities on loan	66,752
Payables and other liabilities:
Investments purchased	1,823,146
Shares of beneficial interest redeemed	9,157
Investment management fees	292,769
Distribution and service fees	46,619
Transfer agent costs	962
Trustees, CCO and deferred compensation fees	3,198
Audit and tax fees	11,738
Custody fees	10,628
Legal fees	2,080
Printing and shareholder reports fees	19,480
Other accrued expenses	10,186

Total liabilities	2,296,715

Net assets	$389,844,766

Net assets consist of:
Capital stock ($0.01 par value)	$298,528
Additional paid-in capital	360,057,409
Total distributable earnings (accumulated losses)	29,488,829

Net assets	$389,844,766

Net assets by class:
Initial Class	$180,722,680
Service Class	209,122,086

Shares outstanding:
Initial Class	13,684,596
Service Class	16,168,234

Net asset value and offering price per share:
Initial Class	$13.21
Service Class	12.93

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$4,569,676
Interest income	28,046
Net income from securities lending	3,905

Total investment income	4,601,627

Expenses:
Investment management fees	1,695,343
Distribution and service fees:
Service Class	267,559
Transfer agent costs	3,282
Trustees, CCO and deferred compensation fees	6,356
Audit and tax fees	11,902
Custody fees	17,850
Legal fees	11,694
Printing and shareholder reports fees	12,446
Other	12,086

Total expenses	2,038,518

Net investment income (loss)	2,563,109

Net realized gain (loss) on:
Investments	4,620,184

Net change in unrealized appreciation (depreciation) on:
Investments	(97,963,031)

Net realized and change in unrealized gain (loss)	(93,342,847)

Net increase (decrease) in net assets resulting from operations	$(90,779,738)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$2,563,109	$4,613,751
Net realized gain (loss)	4,620,184	16,154,197
Net change in unrealized appreciation (depreciation)	(97,963,031)	80,834,212

Net increase (decrease) in net assets resulting from operations	(90,779,738)	101,602,160

Dividends and/or distributions to shareholders:
Initial Class	—	(22,335,137)
Service Class	—	(24,809,759)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(47,144,896)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,720,902	2,913,853
Service Class	17,917,147	21,223,463

	19,638,049	24,137,316

Dividends and/or distributions reinvested:
Initial Class	—	22,335,137
Service Class	—	24,809,759

	—	47,144,896

Cost of shares redeemed:
Initial Class	(8,605,279)	(9,019,383)
Service Class	(18,525,196)	(19,051,948)

	(27,130,475)	(28,071,331)

Net increase (decrease) in net assets resulting from capital share transactions	(7,492,426)	43,210,881

Net increase (decrease) in net assets	(98,272,164)	97,668,145

Net assets:
Beginning of period/year	488,116,930	390,448,785

End of period/year	$389,844,766	$488,116,930

Capital share transactions - shares:
Shares issued:
Initial Class	147,977	179,174
Service Class	1,421,365	1,342,451

	1,569,342	1,521,625

Shares reinvested:
Initial Class	—	1,511,173
Service Class	—	1,709,839

	—	3,221,012

Shares redeemed:
Initial Class	(587,219)	(553,057)
Service Class	(1,416,548)	(1,200,018)

	(2,003,767)	(1,753,075)

Net increase (decrease) in shares outstanding:
Initial Class	(439,242)	1,137,290
Service Class	4,817	1,852,272

	(434,425)	2,989,562

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$16.28		$14.44	$16.88		$19.40		$20.41		$22.68

Investment operations:
Net investment income (loss) (A)	0.10		0.19	0.23		0.15		0.16	(B)	0.18
Net realized and unrealized gain (loss)	(3.17)		3.42	(2.14)		2.07		2.66		(0.79)

Total investment operations	(3.07)		3.61	(1.91)		2.22		2.82		(0.61)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.24)	(0.15)		(0.16)		(0.45)		(0.20)
Net realized gains	—		(1.53)	(0.38)		(4.58)		(3.38)		(1.46)

Total dividends and/or distributions to shareholders	—		(1.77)	(0.53)		(4.74)		(3.83)		(1.66)

Net asset value, end of period/year	$13.21		$16.28	$14.44		$16.88		$19.40		$20.41

Total return	(18.86	)%(C)	26.21%	(11.81)%		13.47%		14.59%		(2.74)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$180,723		$230,002	$187,476		$271,777		$257,643		$897,002
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88	%(D)	0.87%	0.87%		0.87%		0.88%		0.86%
Including waiver and/or reimbursement and recapture	0.88	%(D)	0.87%	0.87	%(E)	0.87	%(E)	0.86	%(B)	0.86%
Net investment income (loss) to average net assets	1.41	%(D)	1.15%	1.35%		0.79%		0.79	%(B)	0.81%
Portfolio turnover rate	15	%(C)	14%	16%		15%		26%		17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$15.97		$14.18	$16.60		$19.16		$20.21		$22.48

Investment operations:
Net investment income (loss) (A)	0.08		0.14	0.18		0.10		0.12	(B)	0.12
Net realized and unrealized gain (loss)	(3.12)		3.37	(2.11)		2.04		2.61		(0.77)

Total investment operations	(3.04)		3.51	(1.93)		2.14		2.73		(0.65)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.19)	(0.11)		(0.12)		(0.40)		(0.16)
Net realized gains	—		(1.53)	(0.38)		(4.58)		(3.38)		(1.46)

Total dividends and/or distributions to shareholders	—		(1.72)	(0.49)		(4.70)		(3.78)		(1.62)

Net asset value, end of period/year	$12.93		$15.97	$14.18		$16.60		$19.16		$20.21

Total return	(19.04	)%(C)	25.99%	(12.09)%		13.19%		14.28%		(2.94)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$209,122		$258,115	$202,973		$257,734		$225,420		$178,501
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13	%(D)	1.12%	1.12%		1.12%		1.12%		1.11%
Including waiver and/or reimbursement and recapture	1.13	%(D)	1.12%	1.12	%(E)	1.12	%(E)	1.11	%(B)	1.11%
Net investment income (loss) to average net assets	1.16	%(D)	0.90%	1.09%		0.54%		0.62	%(B)	0.56%
Portfolio turnover rate	15	%(C)	14%	16%		15%		26%		17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $3,701.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$66,752	$—	$—	$—	$66,752
Total Borrowings	$66,752	$—	$—	$—	$66,752

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $100 million	0.88%
Over $100 million up to $750 million	0.83
Over $750 million up to $1.5 billion	0.81
Over $1.5 billion	0.80

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2021
Service Class	1.20	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 59,614,301	$ —	$ 60,720,189	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 384,875,146	$ 58,383,465	$ (53,499,841)	$ 4,883,624

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,028.50	$3.93	$1,021.00	$3.92	0.78%
Service Class	1,000.00	1,026.40	5.19	1,019.70	5.17	1.03

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	34.0%
Common Stocks	18.5
U.S. Government Agency Obligations	12.7
Asset-Backed Securities	10.8
U.S. Government Obligations	7.1
Mortgage-Backed Securities	5.8
Repurchase Agreement	5.5
Investment Companies	5.3
Other Investment Company	1.1
Foreign Government Obligations	0.2
Exchange-Traded Fund	0.2
Municipal Government Obligations	0.1
Preferred Stocks	0.1
Short-Term U.S. Government Obligations	0.1
Master Limited Partnership	0.0 *
Rights	0.0 *
Net Other Assets (Liabilities) ^	(1.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 10.8%
Cayman Islands - 0.2%
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (A)	$ 191,265	$ 191,716
Goodgreen Trust
Series 2017-2A, Class A,
3.26%, 10/15/2053 (A)	635,814	647,755
Series 2019-2A, Class A,
2.76%, 10/15/2054 (A)	878,125	870,070
Hero Funding Trust Series 2017-3A, Class A2, 3.95%, 09/20/2048 (A)	538,610	564,835
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	170,452	175,913

		2,450,289

United States - 10.6%
Aames Mortgage Investment Trust Series 2005-3, Class M1, 1-Month LIBOR + 0.80%, 0.98% (B), 08/25/2035 (A)	117,219	117,012
Academic Loan Funding Trust Series 2013-1A, Class A, 1-Month LIBOR + 0.80%, 0.98% (B), 12/26/2044 (A)	149,827	143,333
ACC Trust Series 2019-2, Class A, 2.82%, 02/21/2023 (A)	737,886	738,227
Accredited Mortgage Loan Trust Series 2005-4, Class A2D, 1-Month LIBOR + 0.32%, 0.50% (B), 12/25/2035	26,173	26,137
ACE Securities Corp. Home Equity Loan Trust
Series 2002-HE3, Class M1,
1-Month LIBOR + 1.80%, 1.98% (B), 10/25/2032	172,501	172,934
Series 2003-HE1, Class M1,
1-Month LIBOR + 0.98%, 1.16% (B), 11/25/2033	538,192	521,687
Series 2004-HE4, Class M2,
1-Month LIBOR + 0.98%, 1.16% (B), 12/25/2034	212,794	203,621
American Credit Acceptance Receivables Trust
Series 2018-3, Class E,
5.17%, 10/15/2024 (A)	800,000	824,084
Series 2018-4, Class C,
3.97%, 01/13/2025 (A)	1,245,000	1,264,459
Series 2019-4, Class E,
3.85%, 12/12/2025 (A)	400,000	392,444
American Homes 4 Rent Trust
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (A)	150,000	166,727
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (A)	175,000	195,742
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (A)	226,444	242,387

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
American Homes 4 Rent Trust (continued)
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (A)	$ 292,500	$ 322,625
Series 2015-SFR2, Class D,
5.04%, 10/17/2052 (A)	700,000	781,260
Series 2015-SFR2, Class E,
6.07%, 10/17/2052 (A)	400,000	447,567
American Tower Trust #1 Series 2013-2A, Class 2A, 3.07%, 03/15/2048 (A)	450,000	460,389
AmeriCredit Automobile Receivables Trust
Series 2017-1, Class B,
2.30%, 02/18/2022	60,114	60,204
Series 2017-1, Class C,
2.71%, 08/18/2022	127,000	128,383
Series 2017-1, Class D,
3.13%, 01/18/2023	284,000	288,310
Series 2019-2, Class D,
2.99%, 06/18/2025	2,500,000	2,516,659
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE6, Class M1,
1-Month LIBOR + 0.98%, 1.16% (B), 11/25/2033	504,325	494,686
Series 2003-HE6, Class M2,
1-Month LIBOR + 2.48%, 2.66% (B), 11/25/2033	486,536	482,164
Series 2003-HE6, Class M3,
1-Month LIBOR + 3.00%, 3.18% (B), 11/25/2033	196,034	183,447
Series 2004-HE3, Class M2,
1-Month LIBOR + 1.68%, 1.86% (B), 06/25/2034	700,186	683,631
B2R Mortgage Trust Series 2015-2, Class A, 3.34%, 11/15/2048 (A)	111,555	111,507
Bayview Financial Acquisition Trust Series 2004-C, Class M3, 1-Month LIBOR + 1.95%, 2.13% (B), 05/28/2044	229,120	229,372
Bear Stearns Asset-Backed Securities I Trust
Series 2004-FR2, Class M3,
1-Month LIBOR + 1.80%, 1.98% (B), 06/25/2034	71,550	70,519
Series 2004-HE6, Class M2,
1-Month LIBOR + 1.88%, 2.06% (B), 08/25/2034	292,086	289,293
Bear Stearns Asset-Backed Securities Trust Series 2003-2, Class M1, 1-Month LIBOR + 1.80%, 1.98% (B), 03/25/2043	429,936	429,984
Business Jet Securities LLC
Series 2018-1, Class A,
4.34%, 02/15/2033 (A)	879,866	884,315
Series 2018-2, Class A,
4.45%, 06/15/2033 (A)	1,185,393	1,176,082
Series 2019-1, Class A,
4.21%, 07/15/2034 (A)	1,611,516	1,565,960

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (A)	$ 7,007	$ 6,968
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C) (D)	989,941	987,775
Capital Auto Receivables Asset Trust Series 2018-1, Class A3, 2.79%, 01/20/2022 (A)	438,448	440,171
CarMax Auto Owner Trust
Series 2016-3, Class C,
2.20%, 06/15/2022	850,000	852,311
Series 2017-3, Class D,
3.46%, 10/16/2023	906,000	916,030
Carvana Auto Receivables Trust Series 2019-3A, Class D, 3.04%, 04/15/2025 (A)	1,850,000	1,864,624
Centex Home Equity Loan Trust Series 2004-A, Class M1, 1-Month LIBOR + 0.60%, 0.78% (B), 01/25/2034	735,868	718,637
Chase Funding Trust
Series 2003-2, Class 2A2,
1-Month LIBOR + 0.56%, 0.74% (B), 02/25/2033	258,024	232,782
Series 2003-5, Class 2A2,
1-Month LIBOR + 0.60%, 0.78% (B), 07/25/2033	576,894	528,817
CHEC Loan Trust Series 2004-1, Class M2, 1-Month LIBOR + 0.98%, 1.16% (B), 07/25/2034 (A)	211,098	203,114
CIG Auto Receivables Trust Series 2017-1A, Class A, 2.71%, 05/15/2023 (A)	19,258	19,291
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A, 2.91% (B), 06/25/2040 (A)	117,476	10,832
Corevest American Finance Trust
Series 2019-1, Class B,
3.88%, 03/15/2052 (A)	875,000	905,806
Series 2019-3, Class A,
2.71%, 10/15/2052 (A)	996,576	1,022,330
Series 2019-3, Class B,
3.16%, 10/15/2052 (A)	1,500,000	1,479,208
Countrywide Partnership Trust Series 2004-EC1, Class M2, 1-Month LIBOR + 0.95%, 1.13% (B), 01/25/2035	239,521	238,084
CPS Auto Receivables Trust
Series 2017-C, Class C,
2.86%, 06/15/2023 (A)	322,099	322,836
Series 2017-C, Class D,
3.79%, 06/15/2023 (A)	791,000	803,149
Credit Acceptance Auto Loan Trust
Series 2017-2A, Class B,
3.02%, 04/15/2026 (A)	1,380,000	1,383,637

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Credit Acceptance Auto Loan Trust (continued)
Series 2017-2A, Class C,
3.35%, 06/15/2026 (A)	$ 250,000	$ 251,403
Series 2018-1A, Class A,
3.01%, 02/16/2027 (A)	331,273	333,323
Credit-Based Asset Servicing & Securitization LLC
Series 2003-CB6, Class M1,
1-Month LIBOR + 1.05%, 1.23% (B), 12/25/2033	643,002	618,527
Series 2004-CB2, Class M1,
1-Month LIBOR + 0.78%, 0.96% (B), 07/25/2033	711,535	668,141
CSMA SFR Holdings LLC Series 2019-1, Class A, 2.00%, 04/25/2023	1,318,734	1,298,953
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M5, 1-Month LIBOR + 1.91%, 2.09% (B), 08/25/2034	221,812	220,849
Diamond Resorts Owner Trust
Series 2017-1A, Class A,
3.27%, 10/22/2029 (A)	224,257	223,937
Series 2018-1, Class A,
3.70%, 01/21/2031 (A)	462,933	472,087
Drive Auto Receivables Trust
Series 2016-CA, Class D,
4.18%, 03/15/2024 (A)	406,642	412,343
Series 2017-1, Class D,
3.84%, 03/15/2023	736,996	748,121
Series 2017-3, Class D,
3.53%, 12/15/2023 (A)	1,195,592	1,212,495
Series 2017-AA, Class D,
4.16%, 05/15/2024 (A)	264,071	267,598
Series 2018-3, Class C,
3.72%, 09/16/2024	364,595	367,535
Series 2018-4, Class C,
3.66%, 11/15/2024	1,067,149	1,076,896
Series 2019-1, Class D,
4.09%, 06/15/2026	2,985,000	3,042,807
Series 2019-4, Class C,
2.51%, 11/17/2025	4,200,000	4,254,326
Series 2019-4, Class D,
2.70%, 02/16/2027	5,000,000	5,010,750
DT Asset Trust Series 2017, Class B, 5.84%, 12/16/2022 (C)	600,000	598,398
DT Auto Owner Trust
Series 2016-4A, Class D,
3.77%, 10/17/2022 (A)	61,181	61,343
Series 2017-1A, Class D,
3.55%, 11/15/2022 (A)	112,479	113,097
Series 2017-3A, Class D,
3.58%, 05/15/2023 (A)	215,763	217,676
Series 2017-4A, Class E,
5.15%, 11/15/2024 (A)	1,890,000	1,942,240
Series 2019-4A, Class C,
2.73%, 07/15/2025 (A)	2,500,000	2,526,736

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
DT Auto Owner Trust (continued)
Series 2019-4A, Class D,
2.85%, 07/15/2025 (A)	$ 2,500,000	$ 2,511,178
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (A)	876	876
Exeter Automobile Receivables Trust
Series 2017-1A, Class C,
3.95%, 12/15/2022 (A)	108,549	109,282
Series 2017-3A, Class C,
3.68%, 07/17/2023 (A)	910,000	926,442
Series 2018-3A, Class E,
5.43%, 08/15/2024 (A)	1,560,000	1,551,047
Series 2018-4A, Class B,
3.64%, 11/15/2022 (A)	216,761	217,686
Series 2019-4A, Class C,
2.44%, 09/16/2024 (A)	4,390,000	4,420,160
Series 2019-4A, Class D,
2.58%, 09/15/2025 (A)	4,920,000	4,908,002
Series 2019-4A, Class E,
3.56%, 10/15/2026 (A)	2,450,000	2,377,788
First Investors Auto Owner Trust
Series 2017-2A, Class B,
2.65%, 11/15/2022 (A)	667,000	669,498
Series 2017-2A, Class C,
3.00%, 08/15/2023 (A)	1,500,000	1,514,752
Series 2017-3A, Class A2,
2.41%, 12/15/2022 (A)	157,509	157,775
Flagship Credit Auto Trust
Series 2015-3, Class C,
4.65%, 03/15/2022 (A)	61,723	61,976
Series 2016-1, Class C,
6.22%, 06/15/2022 (A)	470,759	477,821
Series 2016-2, Class D,
8.56%, 11/15/2023 (A)	700,000	729,271
Series 2016-4, Class C,
2.71%, 11/15/2022 (A)	249,411	250,604
Series 2019-4, Class D,
3.12%, 01/15/2026 (A)	1,675,000	1,694,418
Fort Cre LLC Series 2018-1A, Class C, 1-Month LIBOR + 2.83%, 3.02% (B), 11/16/2035 (A)	2,075,000	1,907,488
Foundation Finance Trust Series 2019-1A, Class A, 3.86%, 11/15/2034 (A)	465,947	470,233
FREED ABS Trust
Series 2018-1, Class A,
3.61%, 07/18/2024 (A)	78,477	78,222
Series 2018-2, Class A,
3.99%, 10/20/2025 (A)	256,792	256,691
Series 2019-2, Class A,
2.62%, 11/18/2026 (A)	1,383,730	1,383,460
Series 2019-2, Class B,
3.19%, 11/18/2026 (A)	2,950,000	2,828,840
Series 2020-FP1, Class B,
3.06%, 03/18/2027 (A)	1,750,000	1,653,877

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
FTF Funding II LLC Series 2019-1, Class A, Zero Coupon, 08/15/2020 (C)	$ 818,752	$ 573,167
GLS Auto Receivables Trust Series 2017-1A, Class B, 2.98%, 12/15/2021 (A)	11,272	11,279
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (A)	46,142	46,138
Golden Bear LLC Series 2016-R, Class R, 5.65%, 09/20/2047 (A)	140,176	137,781
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051	1,078,939	1,086,700
Series 2017-1A, Class A,
3.74%, 10/15/2052 (A)	129,256	135,071
Hero Funding Trust
Series 2016-3A, Class A1,
3.08%, 09/20/2042 (A)	143,703	146,641
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (A)	409,933	435,659
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	108,067	106,641
Home Equity Asset Trust
Series 2003-3, Class M1,
1-Month LIBOR + 1.29%, 1.47% (B), 08/25/2033	616,806	601,703
Series 2004-3, Class M1,
1-Month LIBOR + 0.86%, 1.04% (B), 08/25/2034	536,502	523,310
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M8,
1-Month LIBOR + 3.30%, 3.48% (B), 11/25/2034	105,324	105,709
Series 2004-C, Class M1,
1-Month LIBOR + 0.84%, 1.02% (B), 03/25/2035	648,581	614,065
Kabbage Funding LLC
Series 2019-1, Class A,
3.83%, 03/15/2024 (A)	1,593,196	1,572,574
Series 2019-1, Class B,
4.07%, 03/15/2024 (A)	1,240,000	1,054,240
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.98% (B), 08/25/2038 (A)	472,314	9,537
Series 2013-2, Class A,
1.73% (B), 03/25/2039 (A)	483,817	20,395
Series 2014-2, Class A,
2.76% (B), 04/25/2040 (A)	211,617	18,188
Lendingpoint Asset Securitization Trust Series 2019-2, Class A, 3.07%, 11/10/2025 (A)	944,588	947,122

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
LL ABS Trust Series 2019-1A, Class A, 2.87%, 03/15/2027 (A)	$ 587,143	$ 590,011
Long Beach Mortgage Loan Trust
Series 2004-3, Class M2,
1-Month LIBOR + 0.90%, 1.08% (B), 07/25/2034	593,913	569,191
Series 2004-3, Class M4,
1-Month LIBOR + 1.61%, 1.80% (B), 07/25/2034	182,047	179,362
Series 2004-4, Class M1,
1-Month LIBOR + 0.90%, 1.08% (B), 10/25/2034	481,448	466,569
LV Tower 52 Series 2013-1, Class A, 5.75%, 07/15/2019 (A)	601,296	606,461
Master Asset-Backed Securities Trust
Series 2004-OPT2, Class M1,
1-Month LIBOR + 0.90%, 1.08% (B), 09/25/2034	104,524	100,071
Series 2005-NC1, Class M2,
1-Month LIBOR + 0.75%, 0.93% (B), 12/25/2034	86,819	83,026
Meritage Mortgage Loan Trust Series 2003-1, Class M2, 1-Month LIBOR + 2.33%, 2.51% (B), 11/25/2033	315,298	321,309
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE8, Class M1,
1-Month LIBOR + 0.96%, 1.14% (B), 09/25/2034	698,658	677,801
Series 2004-NC2, Class M1,
1-Month LIBOR + 0.83%, 1.01% (B), 12/25/2033	208,142	202,184
Series 2004-NC7, Class M2,
1-Month LIBOR + 0.93%, 1.11% (B), 07/25/2034	115,497	110,424
Series 2004-NC8, Class M4,
1-Month LIBOR + 1.50%, 1.68% (B), 09/25/2034	445,492	434,326
Series 2004-NC8, Class M5,
1-Month LIBOR + 1.65%, 1.83% (B), 09/25/2034	334,132	329,318
Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 1-Month LIBOR + 0.98%, 1.16% (B), 02/25/2033	581,105	557,552
MVW LLC Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	1,574,781	1,437,997
New Century Home Equity Loan Trust
Series 2004-2, Class M3,
1-Month LIBOR + 1.01%, 1.19% (B), 08/25/2034	393,132	381,108
Series 2004-2, Class M5,
1-Month LIBOR + 2.03%, 2.21% (B), 08/25/2034	216,811	213,434

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
New Century Home Equity Loan Trust (continued)
Series 2004-4, Class M1,
1-Month LIBOR + 0.77%, 0.95% (B), 02/25/2035	$ 701,331	$ 668,080
Nissan Auto Receivables Owner Trust Series 2017-C, Class A3, 2.12%, 04/18/2022	310,716	312,711
NovaStar Mortgage Funding Trust Series 2003-3, Class M1, 1-Month LIBOR + 1.13%, 1.31% (B), 12/25/2033	123,394	122,771
OnDeck Asset Securitization Trust LLC Series 2018-1A, Class A, 3.50%, 04/18/2022 (A)	196,332	194,718
OneMain Direct Auto Receivables Trust Series 2017-2A, Class C, 2.82%, 07/15/2024 (A)	1,315,000	1,319,725
Oportun Funding IX LLC Series 2018-B, Class A, 3.91%, 07/08/2024 (A)	1,456,000	1,466,338
Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (A)	308,000	306,993
Oportun Funding VIII LLC Series 2018-A, Class A, 3.61%, 03/08/2024 (A)	655,000	656,048
Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-6, Class A2, 1-Month LIBOR + 0.66%, 0.84% (B), 11/25/2033	405,799	382,085
Option One Mortgage Loan Trust Series 2004-1, Class M2, 1-Month LIBOR + 1.65%, 1.83% (B), 01/25/2034	514,946	502,140
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCH1, Class M4, 1-Month LIBOR + 1.25%, 1.43% (B), 01/25/2036	487,300	483,814
Pretium Mortgage Credit Partners I LLC Series 2019-NPL2, Class A1, 3.84% (B), 12/27/2058 (A)	420,051	417,086
Progress Residential Trust
Series 2017-SFR1, Class A,
2.77%, 08/17/2034 (A)	167,295	169,881
Series 2017-SFR1, Class C,
3.32%, 08/17/2034 (A)	2,000,000	2,032,423
Series 2018-SFR2, Class A,
3.71%, 08/17/2035 (A)	2,400,000	2,459,987
Series 2018-SFR2, Class E,
4.66%, 08/17/2035 (A)	771,000	789,803
PRPM LLC
Series 2019-2A, Class A1,
3.97% (B), 04/25/2024 (A)	483,843	487,534
Series 2019-4A, Class A1,
3.35% (B), 11/25/2024 (A)	563,958	564,023

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Purchasing Power Funding LLC Series 2018-A, Class A, 3.34%, 08/15/2022 (A)	$ 1,082,002	$ 1,083,800
RAMP Trust
Series 2005-RS6, Class M4,
1-Month LIBOR + 0.98%, 1.16% (B), 06/25/2035	1,250,000	1,226,620
Series 2006-RZ3, Class M1,
1-Month LIBOR + 0.35%, 0.53% (B), 08/25/2036	1,100,000	1,040,908
RASC Trust
Series 2005-EMX1, Class M1,
1-Month LIBOR + 0.65%, 0.83% (B), 03/25/2035	309,733	305,672
Series 2005-KS9, Class M3,
1-Month LIBOR + 0.46%, 0.64% (B), 10/25/2035	60,293	60,277
Regional Management Issuance Trust Series 2019-1, Class B, 3.43%, 11/15/2028 (A)	1,600,000	1,402,887
Renaissance Home Equity Loan Trust Series 2003-2, Class A, 1-Month LIBOR + 0.88%, 1.06% (B), 08/25/2033	645,301	599,199
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (A)	495,348	485,558
Santander Retail Auto Lease Trust Series 2018-A, Class A3, 2.93%, 05/20/2021 (A)	254,237	254,766
SART Series 2018-1, 4.75%, 06/15/2025	1,310,098	1,310,098
Securitized Asset-Backed Receivables LLC Trust
Series 2004-NC1, Class M2,
1-Month LIBOR + 1.73%, 1.91% (B), 02/25/2034	229,761	228,279
Series 2004-OP2, Class M1,
1-Month LIBOR + 0.98%, 1.16% (B), 08/25/2034	417,293	406,293
SFR Holdco LLC Series 2019-STL, Class A, 7.25%, 10/11/2026 (C) (D)	1,000,000	1,000,000
Sofi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (A)	8,040	8,054
Soundview Home Loan Trust Series 2005-OPT1, Class M2, 1-Month LIBOR + 0.68%, 0.86% (B), 06/25/2035	563,313	554,488
Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 1-Month LIBOR + 0.90%, 1.08% (B), 11/25/2034	450,960	441,326

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Structured Asset Investment Loan Trust Series 2003-BC12, Class M1, 1-Month LIBOR + 0.98%, 1.16% (B), 11/25/2033	$ 33,636	$ 33,359
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC6, Class A4, 1-Month LIBOR + 0.17%, 0.35% (B), 01/25/2037	240,443	234,189
Synchrony Card Issuance Trust Series 2018-A1, Class A1, 3.38%, 09/15/2024	1,000,000	1,029,643
Tricolor Auto Securitization Trust Series 2018-1A, Class A, 5.05%, 12/15/2020 (A)	146,855	146,176
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (A)	336,868	338,324
United Auto Credit Securitization Trust Series 2018-2, Class C, 3.78%, 05/10/2023 (A)	200,855	201,095
US Auto Funding LLC Series 2018-1A, Class A, 5.50%, 07/15/2023 (A)	414,604	422,935
Vericrest Opportunity Loan Trust
Series 2019-NPL2, Class A1,
3.97% (B), 02/25/2049 (A)	684,207	687,342
Series 2019-NPL7, Class A1A,
3.18% (B), 10/25/2049 (A)	2,012,393	1,993,028
Series 2019-NPL8, Class A1A,
3.28% (B), 11/25/2049 (A)	1,028,132	1,026,970
Series 2019-NPL8, Class A1B,
4.09% (B), 11/25/2049 (A)	1,560,000	1,502,010
Series 2020-NPL2, Class A1A,
2.98% (B), 02/25/2050 (A)	1,203,681	1,189,419
Verizon Owner Trust Series 2017-3A, Class A1A, 2.06%, 04/20/2022 (A)	286,488	287,439
VM Debt Trust Series 2019-1, 7.50%, 06/15/2024	1,131,228	1,064,237
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38% (B), 10/25/2047 (A)	466,824	466,543
VOLT LXXX LLC Series 2019-NPL6, Class A1B, 4.09% (B), 10/25/2049 (A)	1,600,000	1,539,030
VOLT LXXXIII LLC Series 2019-NPL9, Class A1A, 3.33% (B), 11/26/2049 (A)	1,200,893	1,198,777
VOLT LXXXV LLC Series 2020-NPL1, Class A1A, 3.23% (B), 01/25/2050 (A)	1,032,106	1,025,693
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	354,464	361,632

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A, 1-Month LIBOR + 0.30%, 0.48% (B), 04/25/2034	$ 583,027	$ 552,400
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (A)	141,062	140,822
Westlake Automobile Receivables Trust
Series 2017-2A, Class C,
2.59%, 12/15/2022 (A)	168,589	168,784
Series 2019-3A, Class C,
2.49%, 10/15/2024 (A)	620,000	625,747
Series 2019-3A, Class D,
2.72%, 11/15/2024 (A)	490,000	491,205
Series 2019-3A, Class E,
3.59%, 03/17/2025 (A)	1,700,000	1,651,383
Series 2019-3A, Class F,
4.72%, 04/15/2026 (A)	1,000,000	926,060
World Financial Network Credit Card Master Trust Series 2019-A, Class A, 3.14%, 12/15/2025	935,000	964,505

		146,067,717

Total Asset-Backed Securities (Cost $149,051,498)		148,518,006

CORPORATE DEBT SECURITIES - 34.0%
Australia - 0.4%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (A)	216,000	241,131
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (A)	200,000	222,390
Commonwealth Bank of Australia
2.85%, 05/18/2026 (A)	250,000	273,814
4.50%, 12/09/2025 (A)	200,000	225,761
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (A)	184,000	192,449
Macquarie Bank, Ltd. 4.00%, 07/29/2025 (A) (E)	150,000	169,177
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (B), 11/28/2028 (A)	475,000	511,760
Fixed until 01/15/2029, 5.03% (B), 01/15/2030 (A)	960,000	1,137,037
National Australia Bank, Ltd. Fixed until 08/02/2029, 3.93% (B), 08/02/2034 (A)	640,000	697,510
Newcrest Finance Pty, Ltd. 3.25%, 05/13/2030 (A)	270,000	290,009
Scentre Group Trust 1 / Scentre Group Trust 2 3.25%, 10/28/2025 (A)	568,000	583,750
Westpac Banking Corp.
Fixed until 11/23/2026, 4.32% (B), 11/23/2031, MTN	795,000	882,250
4.42%, 07/24/2039	225,000	265,267

		5,692,305

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Canada - 1.1%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (A)	$ 160,637	$ 145,645
3.55%, 07/15/2031 (A)	736,714	607,977
3.75%, 06/15/2029 (A)	1,210,672	1,145,248
4.13%, 11/15/2026 (A)	180,777	166,441
Alimentation Couche-Tard, Inc.
2.95%, 01/25/2030 (A)	464,000	481,099
3.80%, 01/25/2050 (A)	335,000	347,272
Bank of Montreal Fixed until 12/15/2027, 3.80% (B), 12/15/2032	117,000	125,928
Bank of Nova Scotia 1.63%, 05/01/2023	1,080,000	1,105,498
Barrick Gold Corp. 6.45%, 10/15/2035	100,000	134,835
Bell Canada, Inc. 4.30%, 07/29/2049	284,000	348,438
Brookfield Finance, Inc.
3.90%, 01/25/2028	118,000	129,530
4.70%, 09/20/2047	147,000	169,051
4.85%, 03/29/2029	169,000	198,921
Canadian Imperial Bank of Commerce Fixed until 07/22/2022, 2.61% (B), 07/22/2023	1,004,000	1,037,768
Canadian Pacific Railway Co. 2.90%, 02/01/2025	173,000	187,469
Enbridge, Inc.
3.13%, 11/15/2029	1,424,000	1,492,563
4.50%, 06/10/2044	150,000	170,592
Fixed until 03/01/2028, 6.25% (B), 03/01/2078	160,000	157,600
Federation DES Caisses Desjardins du Quebec 2.05%, 02/10/2025 (A)	544,000	559,817
Fortis, Inc. 3.06%, 10/04/2026	1,093,000	1,179,331
Glencore Finance Canada, Ltd. 5.55%, 10/25/2042 (A)	158,000	170,155
Hydro-Quebec 9.40%, 02/01/2021	220,000	231,436
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (B), 02/24/2032	400,000	423,896
Nutrien, Ltd.
4.13%, 03/15/2035	200,000	224,525
5.00%, 04/01/2049	95,000	121,597
Ontario Teachers’ Cadillac Fairview Properties Trust
3.13%, 03/20/2022 (A)	200,000	204,668
3.88%, 03/20/2027 (A)	201,000	215,604
Rogers Communications, Inc. 4.35%, 05/01/2049	235,000	288,716
Royal Bank of Canada 4.65%, 01/27/2026, MTN	103,000	119,931
Suncor Energy, Inc.
3.10%, 05/15/2025	680,000	726,299
3.60%, 12/01/2024	360,000	388,299
5.95%, 12/01/2034	300,000	363,987
7.88%, 06/15/2026	86,000	103,614

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Canada (continued)
TransCanada PipeLines, Ltd.
4.10%, 04/15/2030 (E)	$ 535,000	$ 609,281
4.25%, 05/15/2028	80,000	91,586
4.63%, 03/01/2034	125,000	143,677
4.88%, 01/15/2026 (E)	514,000	603,560
6.20%, 10/15/2037	100,000	133,725

		15,055,579

Cayman Islands - 0.3%
Avolon Holdings Funding, Ltd.
2.88%, 02/15/2025 (A)	950,000	797,200
4.38%, 05/01/2026 (A)	350,000	294,303
5.25%, 05/15/2024 (A)	270,000	246,521
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (A)	200,000	201,164
CK Hutchison International 19, Ltd.
3.25%, 04/11/2024 (A) (E)	610,000	646,637
3.63%, 04/11/2029 (A) (E)	325,000	360,713
CK Hutchison International 20, Ltd. 2.50%, 05/08/2030 (A) (E)	538,000	548,624
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/08/2022 (A)	200,000	208,245
Park Aerospace Holdings, Ltd. 5.25%, 08/15/2022 (A)	260,000	244,055

		3,547,462

China - 0.0% (F)
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	250,000	253,802

Colombia - 0.0% (F)
Ecopetrol SA
4.13%, 01/16/2025	107,000	107,268
5.38%, 06/26/2026 (E)	116,000	121,951

		229,219

Denmark - 0.2%
Danske Bank A/S
Fixed until 12/20/2024, 3.24% (B), 12/20/2025 (A)	564,000	586,350
Fixed until 01/12/2022, 5.00% (B), 01/12/2023 (A)	1,120,000	1,176,338
5.38%, 01/12/2024 (A)	630,000	701,078

		2,463,766

Finland - 0.1%
Nordea Bank Abp
3.75%, 08/30/2023 (A)	1,000,000	1,072,235
4.25%, 09/21/2022 (A)	200,000	212,284

		1,284,519

France - 0.8%
Air Liquide Finance SA 2.25%, 09/27/2023 (A)	200,000	208,661
Banque Federative du Credit Mutuel SA 2.38%, 11/21/2024 (A)	554,000	583,855
BNP Paribas SA
Fixed until 06/09/2025, 2.22% (B), 06/09/2026 (A)	940,000	962,575
Fixed until 01/13/2030, 3.05% (B), 01/13/2031 (A)	435,000	458,182
3.80%, 01/10/2024 (A)	1,168,000	1,264,918

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
France (continued)
BPCE SA
2.38%, 01/14/2025 (A)	$ 1,298,000	$ 1,342,799
3.38%, 12/02/2026, MTN	270,000	300,551
4.63%, 07/11/2024 (A)	200,000	218,138
5.15%, 07/21/2024 (A)	915,000	1,021,143
Credit Agricole SA
Fixed until 06/16/2025, 1.91% (B), 06/16/2026 (A)	310,000	314,525
4.13%, 01/10/2027 (A)	500,000	563,920
Societe Generale SA
2.63%, 10/16/2024 (A)	250,000	255,298
3.75%, 07/08/2035 (A)	380,000	380,000
3.88%, 03/28/2024 (A)	560,000	597,459
4.25%, 04/14/2025 - 08/19/2026 (A)	500,000	531,292
Total Capital International SA
2.83%, 01/10/2030	621,000	674,863
2.99%, 06/29/2041	525,000	536,443
3.13%, 05/29/2050	130,000	133,376
3.46%, 02/19/2029 - 07/12/2049	834,000	913,043

		11,261,041

Germany - 0.1%
Deutsche Bank AG
3.70%, 05/30/2024	233,000	242,832
4.25%, 10/14/2021	503,000	516,084

		758,916

Guernsey, Channel Islands - 0.0% (F)
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	350,000	385,820

Hong Kong - 0.0% (F)
AIA Group, Ltd. 3.60%, 04/09/2029 (A)	265,000	292,567

Ireland - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.30%, 01/23/2023	150,000	147,299
3.50%, 01/15/2025	955,000	896,991
4.45%, 12/16/2021	150,000	151,490
4.50%, 09/15/2023 (G)	420,000	420,049
6.50%, 07/15/2025	300,000	314,551
AIB Group PLC
Fixed until 04/10/2024, 4.26% (B), 04/10/2025 (A)	828,000	882,106
4.75%, 10/12/2023 (A)	725,000	781,569
GE Capital International Funding Unlimited Co. 4.42%, 11/15/2035	300,000	305,026
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	134,000	142,016
3.20%, 09/23/2026	1,806,000	2,003,909

		6,045,006

Italy - 0.1%
Eni SpA
4.00%, 09/12/2023 (A)	200,000	216,347
4.25%, 05/09/2029 (A) (E)	406,000	439,328

		655,675

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Japan - 1.2%
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026 (H), 4.00% (A) (B)	$ 221,000	$ 234,260
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (A)	171,000	176,341
Mitsubishi UFJ Financial Group, Inc.
2.19%, 02/25/2025	1,363,000	1,408,734
2.67%, 07/25/2022	170,000	176,705
3.41%, 03/07/2024	420,000	453,496
3.75%, 07/18/2039	285,000	324,542
3.76%, 07/26/2023	1,515,000	1,643,565
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (A)	200,000	205,246
Mizuho Bank, Ltd. 3.60%, 09/25/2024 (A)	230,000	250,428
Mizuho Financial Group, Inc.
3-Month LIBOR + 0.63%, 0.99% (B), 05/25/2024	600,000	588,003
Fixed until 05/25/2025, 2.23% (B), 05/25/2026	1,522,000	1,561,000
Fixed until 07/16/2022, 2.72% (B), 07/16/2023	908,000	938,562
Fixed until 09/13/2029, 2.87% (B), 09/13/2030	272,000	287,210
MUFG Bank, Ltd. 4.10%, 09/09/2023 (A)	200,000	219,739
Nomura Holdings, Inc. 2.65%, 01/16/2025	450,000	469,395
ORIX Corp.
2.90%, 07/18/2022	126,000	130,434
3.25%, 12/04/2024	300,000	323,348
Sumitomo Life Insurance Co. Fixed until 09/14/2027, 4.00% (B), 09/14/2077 (A)	200,000	214,000
Sumitomo Mitsui Financial Group, Inc.
1.47%, 07/08/2025 (G)	490,000	490,600
2.13%, 07/08/2030	455,000	455,836
2.35%, 01/15/2025	888,000	928,059
2.63%, 07/14/2026	134,000	142,715
2.70%, 07/16/2024	870,000	921,652
2.78%, 10/18/2022	205,000	214,261
3.10%, 01/17/2023	172,000	181,932
3.94%, 10/16/2023	800,000	878,960
Takeda Pharmaceutical Co., Ltd.
2.05%, 03/31/2030 (G)	370,000	369,799
3.03%, 07/09/2040 (G)	520,000	523,828
3.18%, 07/09/2050 (G)	430,000	428,605
3.38%, 07/09/2060 (G)	400,000	399,401
5.00%, 11/26/2028	770,000	953,911

		16,494,567

Luxembourg - 0.0% (F)
nVent Finance SARL 4.55%, 04/15/2028	187,000	200,041

Mexico - 0.1%
America Movil SAB de CV 3.13%, 07/16/2022	200,000	206,884
Coca-Cola Femsa SAB de CV 2.75%, 01/22/2030	175,000	185,119

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Mexico (continued)
Mexico City Airport Trust 5.50%, 07/31/2047 (A)	$ 200,000	$ 177,000

		569,003

Netherlands - 0.7%
ABN AMRO Bank NV 4.75%, 07/28/2025 (A)	300,000	330,623
Airbus SE 3.95%, 04/10/2047 (A)	150,000	161,125
Cooperatieve Rabobank UA
3.75%, 07/21/2026	960,000	1,057,717
3.88%, 09/26/2023 (A)	530,000	578,758
4.38%, 08/04/2025	255,000	287,002
4.63%, 12/01/2023	250,000	275,685
Deutsche Telekom International Finance BV 4.88%, 03/06/2042 (A)	386,000	498,963
EDP Finance BV 3.63%, 07/15/2024 (A)	200,000	214,753
Enel Finance International NV
3.50%, 04/06/2028 (A)	200,000	215,134
3.63%, 05/25/2027 (A)	220,000	240,197
4.63%, 09/14/2025 (A)	200,000	227,766
4.88%, 06/14/2029 (A)	668,000	789,041
6.00%, 10/07/2039 (A)	226,000	300,925
Heineken NV 3.40%, 04/01/2022 (A)	150,000	156,931
ING Groep NV 4.10%, 10/02/2023	480,000	525,935
Shell International Finance BV
2.38%, 04/06/2025	1,320,000	1,401,217
2.75%, 04/06/2030	1,520,000	1,647,966
4.55%, 08/12/2043	28,000	34,860
Siemens Financieringsmaatschappij NV
2.35%, 10/15/2026 (A)	350,000	374,837
3.13%, 03/16/2024 (A)	250,000	270,274
3.25%, 05/27/2025 (A)	250,000	277,085

		9,866,794

New Zealand - 0.1%
ANZ New Zealand International, Ltd. 3.45%, 07/17/2027 (A)	222,000	248,873
ASB Bank, Ltd. 3.13%, 05/23/2024 (A)	535,000	573,905

		822,778

Norway - 0.0% (F)
Equinor ASA
1.75%, 01/22/2026	70,000	71,701
2.38%, 05/22/2030	70,000	72,725
2.88%, 04/06/2025	145,000	156,450

		300,876

Republic of Korea - 0.0% (F)
Korea Gas Corp. 1.88%, 07/18/2021 (A)	200,000	202,220
Korea Southern Power Co., Ltd. 3.00%, 01/29/2021 (A)	200,000	202,452

		404,672

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Singapore - 0.0% (F)
BOC Aviation, Ltd.
2.75%, 09/18/2022 (A)	$ 210,000	$ 211,319
3.50%, 10/10/2024 (A)	200,000	207,312

		418,631

Spain - 0.1%
Banco Santander SA
2.71%, 06/27/2024	1,400,000	1,471,492
3.49%, 05/28/2030	400,000	429,522

		1,901,014

Sweden - 0.0% (F)
Swedbank AB 2.80%, 03/14/2022 (A)	300,000	310,373

Switzerland - 0.6%
Credit Suisse Group AG
Fixed until 06/05/2025, 2.19% (B), 06/05/2026 (A)	250,000	253,200
Fixed until 09/11/2024, 2.59% (B), 09/11/2025 (A)	1,740,000	1,799,470
Fixed until 06/12/2023, 4.21% (B), 06/12/2024 (A)	1,047,000	1,125,162
4.28%, 01/09/2028 (A)	2,403,000	2,691,382
UBS Group AG
Fixed until 08/15/2022, 2.86% (B), 08/15/2023 (A)	200,000	207,152
Fixed until 08/13/2029, 3.13% (B), 08/13/2030 (A)	772,000	834,030
3.49%, 05/23/2023 (A)	954,000	997,824
4.13%, 09/24/2025 (A)	540,000	612,065

		8,520,285

United Kingdom - 1.8%
Anglo American Capital PLC 4.00%, 09/11/2027 (A)	250,000	267,281
Aon PLC 3.50%, 06/14/2024	200,000	217,188
AstraZeneca PLC
4.00%, 09/18/2042	120,000	146,594
6.45%, 09/15/2037	120,000	182,478
BAE Systems PLC 3.40%, 04/15/2030 (A)	986,000	1,073,919
Barclays PLC
Fixed until 06/24/2030, 2.65% (B), 06/24/2031	460,000	458,199
3.65%, 03/16/2025	200,000	216,822
Fixed until 05/16/2023, 4.34% (B), 05/16/2024	300,000	323,150
5.20%, 05/12/2026	200,000	222,480
BP Capital Markets PLC
3.28%, 09/19/2027	444,000	482,882
3.54%, 11/04/2024	230,000	253,350
Fixed until 06/22/2025 (H), 4.38% (B)	694,000	704,410
Fixed until 03/22/2030 (H), 4.88% (B)	424,000	437,780
Diageo Capital PLC
1.38%, 09/29/2025	522,000	531,292
2.00%, 04/29/2030	200,000	206,910
HSBC Holdings PLC
Fixed until 11/07/2024, 2.63% (B), 11/07/2025	534,000	553,874
Fixed until 03/11/2024, 3.80% (B), 03/11/2025	404,000	436,387

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
HSBC Holdings PLC (continued)
Fixed until 03/13/2027, 4.04% (B), 03/13/2028	$ 700,000	$ 773,668
4.25%, 08/18/2025	200,000	218,203
Fixed until 09/12/2025, 4.29% (B), 09/12/2026	1,084,000	1,205,818
4.38%, 11/23/2026	200,000	222,779
4.88%, 01/14/2022	100,000	106,381
4.95%, 03/31/2030	1,259,000	1,512,769
6.50%, 09/15/2037	375,000	510,802
Imperial Brands Finance PLC
3.13%, 07/26/2024 (A)	604,000	627,281
3.50%, 07/26/2026 (A)	812,000	867,008
Lloyds Banking Group PLC
Fixed until 07/09/2024, 3.87% (B), 07/09/2025	1,460,000	1,585,427
4.38%, 03/22/2028	221,000	256,434
Reckitt Benckiser Treasury Services PLC 3.00%, 06/26/2027 (A) (E)	210,000	230,187
Royal Bank of Scotland Group PLC
Fixed until 05/22/2023, 2.36% (B), 05/22/2024	200,000	205,329
Fixed until 11/01/2024, 3.75% (B), 11/01/2029	397,000	410,999
3.88%, 09/12/2023	912,000	983,268
Fixed until 03/22/2024, 4.27% (B), 03/22/2025	1,600,000	1,740,325
Fixed until 05/08/2029, 4.45% (B), 05/08/2030	380,000	440,860
Fixed until 06/25/2023, 4.52% (B), 06/25/2024	410,000	445,227
Santander Group Holdings PLC Fixed until 11/03/2027, 3.82% (B), 11/03/2028	500,000	551,043
Santander UK PLC 2.88%, 06/18/2024	320,000	341,212
Standard Chartered PLC
Fixed until 09/10/2021, 2.74% (B), 09/10/2022 (A)	200,000	202,309
Fixed until 01/30/2025, 2.82% (B), 01/30/2026 (A)	985,000	1,005,996
Fixed until 01/20/2022, 4.25% (B), 01/20/2023 (A)	200,000	207,620
Fixed until 05/21/2029, 4.31% (B), 05/21/2030 (A)	200,000	220,273
5.20%, 01/26/2024 (A)	210,000	227,839
Vodafone Group PLC
4.13%, 05/30/2025	383,000	434,227
4.25%, 09/17/2050	670,000	797,823
4.38%, 02/19/2043	155,000	180,392
4.88%, 06/19/2049	350,000	441,203
5.00%, 05/30/2038	45,000	56,557
5.25%, 05/30/2048	187,000	244,211
6.25%, 11/30/2032	180,000	247,414

		24,215,880

United States - 25.9%
Abbott Laboratories
1.15%, 01/30/2028	170,000	170,391
1.40%, 06/30/2030	410,000	407,973
4.90%, 11/30/2046	712,000	1,022,193

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
AbbVie, Inc.
2.80%, 03/15/2023 (A)	$ 129,000	$ 133,972
3.20%, 11/21/2029 (A)	3,781,000	4,160,579
3.38%, 09/15/2020 (A)	97,000	97,602
3.45%, 03/15/2022 (A)	269,000	279,776
3.85%, 06/15/2024 (A)	164,000	179,671
4.05%, 11/21/2039 (A)	104,000	121,624
4.25%, 11/21/2049 (A)	867,000	1,050,951
4.40%, 11/06/2042	230,000	275,271
4.45%, 05/14/2046	407,000	496,633
4.50%, 05/14/2035	522,000	628,808
4.75%, 03/15/2045 (A)	150,000	186,412
AES Corp.
3.30%, 07/15/2025 (A)	220,000	226,558
3.95%, 07/15/2030 (A)	280,000	296,100
Aetna, Inc.
3.88%, 08/15/2047	359,000	405,004
4.13%, 11/15/2042	472,000	530,777
6.75%, 12/15/2037	70,000	99,758
Aflac, Inc.
3.60%, 04/01/2030	127,000	147,795
4.00%, 10/15/2046	410,000	472,878
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (A)	150,000	223,826
Air Lease Corp.
3.25%, 03/01/2025 - 10/01/2029	2,571,000	2,543,895
3.38%, 07/01/2025	240,000	240,410
Air Products & Chemicals, Inc. 2.80%, 05/15/2050	80,000	84,051
Albemarle Corp. 5.45%, 12/01/2044	100,000	105,093
Alexandria Real Estate Equities, Inc.
3.80%, 04/15/2026	240,000	269,226
4.90%, 12/15/2030	290,000	361,199
Altria Group, Inc.
3.88%, 09/16/2046	872,000	870,886
4.80%, 02/14/2029	1,434,000	1,674,252
Amazon.com, Inc.
2.50%, 06/03/2050	225,000	230,989
2.70%, 06/03/2060	660,000	671,346
3.88%, 08/22/2037	1,060,000	1,312,498
Ameren Corp. 3.50%, 01/15/2031	95,000	106,649
American Airlines Pass-Through Trust
3.00%, 04/15/2030	403,086	369,685
3.65%, 02/15/2029	500,418	479,186
3.70%, 04/15/2027 - 04/01/2028	379,663	282,605
American International Group, Inc. 3.88%, 01/15/2035	531,000	608,633
American Tower Corp.
2.10%, 06/15/2030	110,000	110,271
2.75%, 01/15/2027	825,000	886,026
2.90%, 01/15/2030 (E)	190,000	202,794
3.10%, 06/15/2050	115,000	113,750
3.38%, 10/15/2026	113,000	125,681
3.70%, 10/15/2049	350,000	380,610
3.95%, 03/15/2029	1,361,000	1,549,093

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
American Water Capital Corp.
2.80%, 05/01/2030	$ 450,000	$ 490,217
3.45%, 05/01/2050	258,000	289,616
4.00%, 12/01/2046	91,000	109,742
Amgen, Inc.
2.30%, 02/25/2031	170,000	177,905
2.45%, 02/21/2030	340,000	359,495
3.15%, 02/21/2040	162,000	173,987
3.38%, 02/21/2050	504,000	562,009
Analog Devices, Inc. 4.50%, 12/05/2036	140,000	163,681
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 02/01/2036	2,062,000	2,429,189
4.90%, 02/01/2046	375,000	458,882
Anheuser-Busch InBev Finance, Inc.
4.63%, 02/01/2044	55,000	62,817
4.70%, 02/01/2036	155,000	178,886
Anheuser-Busch InBev Worldwide, Inc.
4.35%, 06/01/2040	300,000	341,743
4.38%, 04/15/2038	560,000	635,911
4.44%, 10/06/2048	435,000	501,844
4.50%, 06/01/2050	1,676,000	1,986,931
4.60%, 04/15/2048	615,000	719,929
ANR Pipeline Co. 9.63%, 11/01/2021	70,000	78,059
Anthem, Inc.
2.88%, 09/15/2029	788,000	853,956
4.10%, 03/01/2028	105,000	123,050
4.63%, 05/15/2042	109,000	135,663
4.65%, 08/15/2044	97,000	122,829
Appalachian Power Co. 5.80%, 10/01/2035	25,000	34,094
Apple, Inc.
1.65%, 05/11/2030 (E)	635,000	649,060
2.65%, 05/11/2050	80,000	83,798
2.90%, 09/12/2027	299,000	335,199
2.95%, 09/11/2049	782,000	853,029
3.20%, 05/11/2027	171,000	193,853
3.45%, 02/09/2045	715,000	834,463
3.85%, 08/04/2046	129,000	160,815
Arizona Public Service Co. 5.05%, 09/01/2041	23,000	29,013
Arrow Electronics, Inc.
3.25%, 09/08/2024	132,000	139,926
3.88%, 01/12/2028	111,000	116,324
Assurant, Inc. 4.20%, 09/27/2023	250,000	265,001
AT&T, Inc.
2.30%, 06/01/2027	295,000	305,405
2.75%, 06/01/2031	535,000	557,036
3.50%, 06/01/2041	290,000	303,998
3.80%, 02/15/2027	957,000	1,077,841
3.95%, 01/15/2025	237,000	265,241
4.30%, 02/15/2030	425,000	498,078
4.45%, 04/01/2024	1,367,000	1,535,856
4.55%, 03/09/2049	1,401,000	1,651,808
4.80%, 06/15/2044	390,000	461,854

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Athene Global Funding 2.95%, 11/12/2026 (A)	$ 1,390,000	$ 1,394,770
Atmos Energy Corp. 3.00%, 06/15/2027	230,000	253,715
Avangrid, Inc. 3.15%, 12/01/2024	108,000	116,596
Aviation Capital Group LLC 2.88%, 01/20/2022 (A)	150,000	143,355
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.14%, 11/07/2029 (E)	500,000	522,844
Baker Hughes Holdings LLC 5.13%, 09/15/2040	115,000	138,545
Baltimore Gas & Electric Co.
2.90%, 06/15/2050	120,000	122,705
3.50%, 08/15/2046	141,000	157,581
5.20%, 06/15/2033	200,000	245,694
Bank of America Corp.
Fixed until 06/19/2040, 2.68% (B), 06/19/2041, MTN	624,000	640,844
Fixed until 04/24/2022, 2.88% (B), 04/24/2023	340,000	352,438
Fixed until 10/22/2029, 2.88% (B), 10/22/2030, MTN	1,388,000	1,501,620
Fixed until 12/20/2022, 3.00% (B), 12/20/2023	958,000	1,006,293
Fixed until 10/01/2024, 3.09% (B), 10/01/2025, MTN	161,000	174,177
Fixed until 01/23/2025, 3.37% (B), 01/23/2026	1,650,000	1,802,119
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	476,000	530,194
Fixed until 03/05/2023, 3.55% (B), 03/05/2024	115,000	122,931
Fixed until 04/24/2027, 3.71% (B), 04/24/2028	3,620,000	4,091,923
Fixed until 01/20/2027, 3.82% (B), 01/20/2028, MTN	3,948,000	4,481,016
3.95%, 04/21/2025, MTN	338,000	374,271
Fixed until 03/05/2028, 3.97% (B), 03/05/2029, MTN	400,000	458,270
4.00%, 01/22/2025, MTN	378,000	417,446
4.18%, 11/25/2027, MTN	335,000	383,393
4.25%, 10/22/2026, MTN	142,000	162,882
BAT Capital Corp.
3.22%, 09/06/2026	265,000	284,115
3.46%, 09/06/2029	369,000	392,593
3.56%, 08/15/2027	220,000	237,125
4.39%, 08/15/2037	915,000	998,364
4.54%, 08/15/2047	366,000	397,396
4.91%, 04/02/2030	670,000	783,578
Becton Dickinson & Co.
2.82%, 05/20/2030	515,000	544,926
3.36%, 06/06/2024	475,000	512,655
3.70%, 06/06/2027	80,000	89,417
3.79%, 05/20/2050	250,000	277,670

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Berkshire Hathaway Energy Co.
3.70%, 07/15/2030 (A)	$ 894,000	$ 1,046,353
6.13%, 04/01/2036	122,000	176,268
Berkshire Hathaway Finance Corp. 4.20%, 08/15/2048	706,000	902,425
Biogen, Inc.
2.25%, 05/01/2030	197,000	198,608
3.15%, 05/01/2050	480,000	462,169
BMW US Capital LLC 2.25%, 09/15/2023 (A)	180,000	186,532
Boardwalk Pipelines, LP, Co. 4.80%, 05/03/2029	170,000	181,028
Boeing Co.
2.25%, 06/15/2026	250,000	241,622
3.25%, 02/01/2035	575,000	524,286
3.60%, 05/01/2034	365,000	344,458
4.51%, 05/01/2023	940,000	993,043
4.88%, 05/01/2025	1,185,000	1,291,417
5.04%, 05/01/2027	310,000	341,871
5.15%, 05/01/2030	1,685,000	1,878,825
5.71%, 05/01/2040	160,000	182,146
Bon Secours Mercy Health, Inc. 3.46%, 06/01/2030	470,000	519,295
Boston Gas Co. 4.49%, 02/15/2042 (A)	24,000	29,703
Boston Properties, LP 3.20%, 01/15/2025	190,000	203,958
Boston Scientific Corp.
1.90%, 06/01/2025	339,000	351,327
3.75%, 03/01/2026	235,000	266,848
4.55%, 03/01/2039	141,000	173,229
4.70%, 03/01/2049	200,000	255,156
BP Capital Markets America, Inc.
3.00%, 02/24/2050	408,000	400,927
3.02%, 01/16/2027	490,000	531,045
3.54%, 04/06/2027	1,210,000	1,339,964
Bristol-Myers Squibb Co.
3.45%, 11/15/2027 (A)	2,345,000	2,702,054
4.13%, 06/15/2039 (A)	252,000	320,815
4.55%, 02/20/2048 (A)	235,000	318,994
5.00%, 08/15/2045 (A)	225,000	314,080
5.70%, 10/15/2040 (A)	114,000	167,968
British Airways Pass-Through Trust
3.30%, 06/15/2034 (A)	324,531	292,384
4.13%, 03/20/2033 (A)	582,922	480,973
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	150,000	154,901
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.88%, 01/15/2027	460,000	497,083
Broadcom, Inc.
3.15%, 11/15/2025 (A)	959,000	1,020,685
4.11%, 09/15/2028 (A)	379,000	412,929
4.15%, 11/15/2030 (A)	693,000	753,070
4.75%, 04/15/2029 (A)	880,000	998,919
Brooklyn Union Gas Co. 4.27%, 03/15/2048 (A)	160,000	197,373

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Bunge, Ltd. Finance Corp. 3.50%, 11/24/2020	$ 55,000	$ 55,520
Burlington Northern Santa Fe LLC
3.05%, 02/15/2051	510,000	555,086
3.90%, 08/01/2046	540,000	644,655
5.15%, 09/01/2043	231,000	317,804
6.15%, 05/01/2037	200,000	292,159
7.95%, 08/15/2030	200,000	300,724
Cameron LNG LLC
3.30%, 01/15/2035 (A)	193,000	212,789
3.70%, 01/15/2039 (A)	414,000	444,398
Campbell Soup Co. 3.95%, 03/15/2025	408,000	458,219
Capital One Financial Corp.
3.20%, 02/05/2025	175,000	187,897
3.75%, 04/24/2024 - 07/28/2026	260,000	283,184
4.20%, 10/29/2025	100,000	111,083
Cargill, Inc. 2.13%, 04/23/2030 (A)	451,000	472,770
Carrier Global Corp.
2.24%, 02/15/2025 (A)	125,000	127,802
2.49%, 02/15/2027 (A)	262,000	266,898
Celanese US Holdings LLC 3.50%, 05/08/2024	350,000	369,456
CenterPoint Energy Houston Electric LLC 3.00%, 02/01/2027	137,000	147,727
CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	130,000	131,494
CenterPoint Energy, Inc. 2.95%, 03/01/2030	33,000	35,055
Charter Communications Operating LLC / Charter Communications Operating Capital
3.70%, 04/01/2051	280,000	274,629
4.80%, 03/01/2050	1,574,000	1,742,138
4.91%, 07/23/2025	855,000	979,901
5.05%, 03/30/2029	290,000	342,318
5.38%, 05/01/2047	80,000	94,473
6.38%, 10/23/2035	89,000	117,611
6.83%, 10/23/2055	120,000	161,689
Chevron Corp.
2.00%, 05/11/2027	384,000	402,090
2.98%, 05/11/2040	294,000	314,772
Cigna Corp.
2.40%, 03/15/2030	438,000	454,475
3.05%, 11/30/2022 - 10/15/2027 (A)	750,000	810,634
3.20%, 03/15/2040	415,000	439,618
3.25%, 04/15/2025 (A)	165,000	180,106
3.40%, 03/01/2027 (A)	90,000	99,139
3.40%, 03/15/2050 (E)	310,000	333,604
4.13%, 09/15/2020 (A)	90,000	90,631
4.50%, 02/25/2026 (A)	144,000	167,516
Cigna Holding Co. 3.25%, 04/15/2025	125,000	135,896
Citigroup, Inc.
Fixed until 11/05/2029, 2.98% (B), 11/05/2030	1,756,000	1,868,752
Fixed until 04/08/2025, 3.11% (B), 04/08/2026	2,798,000	3,009,459
3.20%, 10/21/2026	194,000	212,649

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citigroup, Inc. (continued)
Fixed until 10/27/2027, 3.52% (B), 10/27/2028	$ 3,825,000	$ 4,215,338
Fixed until 07/24/2027, 3.67% (B), 07/24/2028	450,000	501,720
3.88%, 03/26/2025	100,000	109,014
Fixed until 01/24/2038, 3.88% (B), 01/24/2039 (E)	100,000	115,348
4.30%, 11/20/2026	341,000	387,291
4.40%, 06/10/2025	358,000	400,890
5.30%, 05/06/2044	30,000	39,797
Cleveland Electric Illuminating Co.
3.50%, 04/01/2028 (A)	167,000	182,934
4.55%, 11/15/2030 (A)	290,000	353,277
5.50%, 08/15/2024	100,000	117,906
Clorox Co. 1.80%, 05/15/2030	233,000	235,101
CNA Financial Corp. 3.45%, 08/15/2027	160,000	170,670
Coca-Cola Co.
2.50%, 06/01/2040	316,000	326,760
2.60%, 06/01/2050	989,000	998,042
Comcast Corp.
2.35%, 01/15/2027	800,000	854,934
3.20%, 07/15/2036 (E)	745,000	823,884
3.25%, 11/01/2039	280,000	310,602
3.40%, 04/01/2030	550,000	628,103
3.45%, 02/01/2050	817,000	937,226
3.75%, 04/01/2040	735,000	860,604
3.95%, 10/15/2025	291,000	333,471
4.05%, 11/01/2052	50,000	61,348
4.20%, 08/15/2034	378,000	460,008
4.25%, 01/15/2033	589,000	722,603
4.60%, 10/15/2038	350,000	445,076
4.95%, 10/15/2058	440,000	625,802
Commonwealth Edison Co.
2.20%, 03/01/2030	560,000	587,633
3.00%, 03/01/2050	144,000	151,856
3.65%, 06/15/2046	210,000	246,488
3.70%, 03/01/2045	40,000	46,824
4.70%, 01/15/2044	160,000	210,067
Conagra Brands, Inc. 5.30%, 11/01/2038	90,000	117,694
Concho Resources, Inc. 3.75%, 10/01/2027	485,000	516,675
Connecticut Light & Power Co. 3.20%, 03/15/2027	130,000	143,210
ConocoPhillips Co. 4.95%, 03/15/2026	150,000	179,893
Consolidated Edison Co. of New York, Inc. 3.70%, 11/15/2059	150,000	167,350
Constellation Brands, Inc.
3.15%, 08/01/2029	267,000	286,298
3.75%, 05/01/2050	88,000	96,084
4.40%, 11/15/2025	120,000	138,703
Continental Airlines Pass-Through Trust 4.15%, 10/11/2025	327,734	307,066
Corning, Inc.
3.90%, 11/15/2049	464,000	503,810
5.35%, 11/15/2048	110,000	145,112

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Costco Wholesale Corp. 1.75%, 04/20/2032	$ 458,000	$ 464,075
Cottage Health Obligated Group 3.30%, 11/01/2049	270,000	295,839
Cox Communications, Inc.
3.25%, 12/15/2022 (A)	140,000	147,536
4.60%, 08/15/2047 (A)	118,000	149,448
4.80%, 02/01/2035 (A)	290,000	364,765
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	200,000	210,852
Crown Castle International Corp.
2.25%, 01/15/2031	570,000	575,199
3.25%, 01/15/2051 (E)	110,000	111,067
3.30%, 07/01/2030	1,277,000	1,404,511
4.15%, 07/01/2050	269,000	315,243
4.88%, 04/15/2022	100,000	106,829
Crown Castle Towers LLC 3.22%, 05/15/2042 (A)	104,000	105,727
CSX Corp.
2.40%, 02/15/2030	421,000	442,044
3.25%, 06/01/2027	295,000	329,639
3.80%, 11/01/2046 - 04/15/2050	299,000	352,594
4.75%, 11/15/2048	223,000	296,065
6.00%, 10/01/2036, MTN	70,000	95,445
CVS Health Corp.
3.25%, 08/15/2029	930,000	1,027,537
3.75%, 04/01/2030	800,000	921,685
4.13%, 04/01/2040	228,000	269,138
4.25%, 04/01/2050	466,000	556,845
4.30%, 03/25/2028	358,000	418,706
5.05%, 03/25/2048	500,000	654,946
CVS Pass-Through Trust
4.70%, 01/10/2036 (A)	201,419	215,514
5.93%, 01/10/2034 (A)	194,159	217,067
6.20%, 10/10/2025 (A)	69,796	74,593
Daimler Finance North America LLC
2.55%, 08/15/2022 (A)	508,000	521,053
2.88%, 03/10/2021 (A)	250,000	252,629
Deere & Co. 3.10%, 04/15/2030	774,000	877,599
Dell International LLC / EMC Corp.
4.90%, 10/01/2026 (A)	741,000	817,621
6.02%, 06/15/2026 (A)	423,000	484,959
6.10%, 07/15/2027 (A)	394,000	455,170
6.20%, 07/15/2030 (A)	155,000	181,743
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	55,012
4.15%, 05/15/2045	140,000	169,266
Delta Air Lines Pass-Through Trust
3.63%, 01/30/2029	241,461	238,792
6.82%, 02/10/2024	632,745	620,317
Diamondback Energy, Inc. 4.75%, 05/31/2025	575,000	615,265
Discover Bank 4.20%, 08/08/2023	350,000	382,187
Discovery Communications LLC
3.63%, 05/15/2030	389,000	425,100
3.95%, 03/20/2028	280,000	312,885

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Discovery Communications LLC (continued)
4.95%, 05/15/2042	$ 35,000	$ 39,826
5.20%, 09/20/2047	365,000	424,648
Dollar General Corp. 4.13%, 05/01/2028	100,000	116,957
Dominion Energy Gas Holdings LLC
3.90%, 11/15/2049	358,000	375,889
4.60%, 12/15/2044	250,000	282,455
Dominion Energy, Inc.
2.85%, 08/15/2026	139,000	149,227
5.25%, 08/01/2033	90,000	108,669
Dow Chemical Co. 8.85%, 09/15/2021	190,000	205,157
DTE Electric Co. 3.70%, 03/15/2045	123,000	141,463
Duke Energy Carolinas LLC
3.20%, 08/15/2049	40,000	44,592
3.95%, 11/15/2028	405,000	481,547
6.00%, 12/01/2028	100,000	132,076
Duke Energy Florida LLC 2.50%, 12/01/2029	1,156,000	1,249,454
Duke Energy Indiana LLC
2.75%, 04/01/2050	448,000	450,909
3.75%, 05/15/2046	265,000	307,331
Duke Energy Ohio, Inc. 2.13%, 06/01/2030	90,000	93,672
Duke Energy Progress LLC
3.70%, 10/15/2046	138,000	161,059
5.70%, 04/01/2035	100,000	136,144
Duke Realty, LP 2.88%, 11/15/2029	100,000	108,951
Duke University 2.83%, 10/01/2055	150,000	157,797
DuPont de Nemours, Inc. 5.32%, 11/15/2038	145,000	183,841
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (A)	485,000	494,758
DXC Technology Co. 4.25%, 04/15/2024	99,000	106,449
Eaton Corp. 5.80%, 03/15/2037	130,000	174,216
Edison International
3.13%, 11/15/2022	575,000	591,851
3.55%, 11/15/2024	645,000	679,771
4.13%, 03/15/2028	175,000	185,093
4.95%, 04/15/2025	654,000	716,672
5.75%, 06/15/2027	200,000	229,642
Eli Lilly & Co. 2.25%, 05/15/2050	994,000	953,208
Emera US Finance, LP 4.75%, 06/15/2046	817,000	968,712
Emory University 2.14%, 09/01/2030	360,000	374,744
Energy Transfer Operating, LP
2.90%, 05/15/2025	562,000	574,158
3.75%, 05/15/2030	590,000	586,019
5.15%, 02/01/2043 - 03/15/2045	641,000	608,587
6.05%, 06/01/2041	325,000	335,509

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Eni USA, Inc. 7.30%, 11/15/2027	$ 150,000	$ 185,788
Entergy Louisiana LLC
2.40%, 10/01/2026	118,000	126,456
2.90%, 03/15/2051	278,000	284,096
3.05%, 06/01/2031	107,000	118,789
4.95%, 01/15/2045	70,000	76,270
Entergy Texas, Inc.
3.45%, 12/01/2027	55,000	59,827
3.55%, 09/30/2049	814,000	896,468
Enterprise Products Operating LLC
2.80%, 01/31/2030 (E)	280,000	291,602
3.13%, 07/31/2029	236,000	252,615
3.70%, 01/31/2051	880,000	921,681
3.95%, 01/31/2060	130,000	133,965
4.20%, 01/31/2050	275,000	306,833
4.25%, 02/15/2048	30,000	33,087
4.45%, 02/15/2043	55,000	60,932
5.75%, 03/01/2035	100,000	123,673
7.55%, 04/15/2038	60,000	83,193
EQM Midstream Partners, LP 5.50%, 07/15/2028	290,000	276,225
EQT Corp. 3.90%, 10/01/2027	161,000	130,779
Equitable Financial Life Global Funding 1.40%, 07/07/2025 (A) (G)	500,000	500,661
ERAC USA Finance LLC
4.50%, 08/16/2021 - 02/15/2045 (A)	285,000	290,921
5.25%, 10/01/2020 (A)	8,000	8,070
Essex Portfolio, LP 2.65%, 03/15/2032	300,000	316,421
Estee Lauder Cos., Inc.
2.60%, 04/15/2030	770,000	837,734
3.13%, 12/01/2049	450,000	494,475
Evergy Metro, Inc.
2.25%, 06/01/2030	272,000	284,370
5.30%, 10/01/2041	60,000	80,043
Evergy, Inc. 2.90%, 09/15/2029	1,431,000	1,527,899
Exelon Corp.
3.50%, 06/01/2022	300,000	313,968
4.70%, 04/15/2050	395,000	502,572
Exelon Generation Co. LLC 3.25%, 06/01/2025	745,000	804,378
Exxon Mobil Corp.
2.61%, 10/15/2030	1,890,000	2,023,322
2.99%, 03/19/2025	960,000	1,042,353
3.00%, 08/16/2039	400,000	420,578
3.10%, 08/16/2049	570,000	592,966
Fidelity National Information Services, Inc. 3.75%, 05/21/2029	374,000	438,228
FirstEnergy Corp.
1.60%, 01/15/2026	197,000	198,737
2.25%, 09/01/2030	116,000	116,637
2.65%, 03/01/2030	550,000	574,075
3.40%, 03/01/2050	520,000	549,077
3.90%, 07/15/2027	465,000	526,042

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Fiserv, Inc.
3.20%, 07/01/2026	$ 155,000	$ 171,556
3.50%, 07/01/2029	359,000	403,559
4.40%, 07/01/2049	145,000	176,477
Florida Power & Light Co.
4.05%, 06/01/2042	40,000	49,414
5.63%, 04/01/2034	100,000	143,530
Ford Foundation 2.82%, 06/01/2070	95,000	98,066
Fox Corp. 5.58%, 01/25/2049	175,000	243,507
General Electric Co.
3.45%, 05/01/2027	830,000	849,517
3.63%, 05/01/2030	1,547,000	1,548,749
4.13%, 10/09/2042	206,000	196,678
5.55%, 01/05/2026, MTN	542,000	624,162
General Motors Financial Co., Inc.
2.75%, 06/20/2025	1,255,000	1,239,571
5.25%, 03/01/2026	40,000	43,593
Gilead Sciences, Inc.
4.00%, 09/01/2036	604,000	754,153
4.80%, 04/01/2044	194,000	262,356
Glencore Funding LLC
4.00%, 03/27/2027 (A)	395,000	423,354
4.63%, 04/29/2024 (A)	220,000	240,814
Global Payments, Inc.
2.90%, 05/15/2030	182,000	190,983
3.20%, 08/15/2029	750,000	803,428
4.15%, 08/15/2049	305,000	350,722
Goldman Sachs Group, Inc.
3.50%, 04/01/2025 - 11/16/2026	3,823,000	4,193,444
Fixed until 06/05/2027, 3.69% (B), 06/05/2028	1,903,000	2,131,762
3.80%, 03/15/2030	682,000	774,173
Fixed until 04/23/2028, 3.81% (B), 04/23/2029	508,000	574,270
3.85%, 01/26/2027	1,382,000	1,558,916
Fixed until 10/31/2037, 4.02% (B), 10/31/2038	415,000	481,602
Fixed until 04/23/2038, 4.41% (B), 04/23/2039	385,000	463,635
Goodman Finance Three LLC 3.70%, 03/15/2028 (A)	151,000	163,294
GTP Acquisition Partners I LLC 3.48%, 06/15/2050 (A)	36,000	37,706
Halliburton Co.
4.85%, 11/15/2035	157,000	165,173
7.60%, 08/15/2096 (A)	40,000	41,016
8.75%, 02/15/2021	100,000	104,341
Hartford Financial Services Group, Inc. 4.30%, 04/15/2043	210,000	241,576
Hartford HealthCare Corp. 3.45%, 07/01/2054	580,000	536,445
HCA, Inc.
4.50%, 02/15/2027	1,754,000	1,955,659
5.13%, 06/15/2039	280,000	326,374
5.25%, 06/15/2026	320,000	369,703
5.25%, 06/15/2049 (E)	70,000	83,865
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	500,000	504,465

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Healthpeak Properties, Inc.
2.88%, 01/15/2031	$ 270,000	$ 277,263
3.00%, 01/15/2030	569,000	594,759
3.50%, 07/15/2029	296,000	322,372
3.88%, 08/15/2024	360,000	395,693
Hershey Co. 2.65%, 06/01/2050	220,000	223,303
Hess Corp. 5.80%, 04/01/2047	55,000	59,778
Home Depot, Inc.
3.13%, 12/15/2049	664,000	728,908
3.30%, 04/15/2040	782,000	877,863
3.35%, 04/15/2050	188,000	214,797
Honeywell International, Inc. 2.80%, 06/01/2050	50,000	53,658
HP, Inc. 3.00%, 06/17/2027	165,000	172,989
Indiana Michigan Power Co. 3.20%, 03/15/2023	120,000	126,588
Intel Corp. 3.73%, 12/08/2047	140,000	166,111
International Business Machines Corp.
1.70%, 05/15/2027	1,359,000	1,387,943
1.95%, 05/15/2030	214,000	218,889
2.85%, 05/15/2040	1,464,000	1,524,456
3.30%, 05/15/2026	625,000	702,295
International Flavors & Fragrances, Inc.
4.45%, 09/26/2028	110,000	125,178
5.00%, 09/26/2048	126,000	147,004
International Lease Finance Corp.
5.88%, 08/15/2022	150,000	157,821
8.63%, 01/15/2022	360,000	386,754
International Paper Co. 8.70%, 06/15/2038	70,000	107,284
Interstate Power & Light Co. 2.30%, 06/01/2030	140,000	142,639
ITC Holdings Corp.
2.70%, 11/15/2022	200,000	208,499
2.95%, 05/14/2030 (A)	1,068,000	1,137,498
3.25%, 06/30/2026	280,000	306,692
3.35%, 11/15/2027	454,000	502,296
JB Hunt Transport Services, Inc. 3.88%, 03/01/2026	215,000	245,350
Jersey Central Power & Light Co.
4.30%, 01/15/2026 (A)	275,000	317,981
6.15%, 06/01/2037	80,000	102,896
John Deere Capital Corp.
2.25%, 09/14/2026, MTN	220,000	237,953
2.80%, 09/08/2027, MTN	100,000	111,868
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	68,656	86,720
Johnson & Johnson 3.40%, 01/15/2038	196,000	232,340
Keurig Dr. Pepper, Inc.
3.43%, 06/15/2027	550,000	606,524
4.42%, 05/25/2025 - 12/15/2046	231,000	270,900
4.60%, 05/25/2028	1,076,000	1,290,599

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
KeyCorp 4.15%, 10/29/2025, MTN	$ 130,000	$ 149,051
KeySpan Gas East Corp. 2.74%, 08/15/2026 (A)	95,000	101,550
Kimberly-Clark Corp. 3.10%, 03/26/2030	450,000	512,407
Kinder Morgan Energy Partners, LP 5.00%, 10/01/2021	375,000	389,769
Kraft Heinz Foods Co. 2.80%, 07/02/2020	47,000	47,000
Kroger Co.
3.88%, 10/15/2046	333,000	373,060
4.00%, 02/01/2024	95,000	104,832
8.00%, 09/15/2029	125,000	180,334
L3 Harris Technologies, Inc.
3.83%, 04/27/2025	438,000	488,833
4.40%, 06/15/2028	561,000	663,604
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	138,000	143,145
Leidos, Inc.
2.95%, 05/15/2023 (A)	110,000	114,587
3.63%, 05/15/2025 (A)	40,000	43,588
4.38%, 05/15/2030 (A)	100,000	112,645
Liberty Mutual Group, Inc. 4.57%, 02/01/2029 (A)	100,000	117,133
Liberty Mutual Insurance Co. 8.50%, 05/15/2025 (A)	220,000	283,171
Life Storage, LP 4.00%, 06/15/2029	350,000	387,569
Lincoln National Corp. 4.00%, 09/01/2023	100,000	108,878
Lockheed Martin Corp.
1.85%, 06/15/2030	780,000	801,758
2.80%, 06/15/2050	480,000	505,123
3.80%, 03/01/2045	150,000	182,141
4.07%, 12/15/2042	75,000	95,130
4.50%, 05/15/2036	150,000	194,797
Louisville Gas & Electric Co. 4.65%, 11/15/2043	40,000	48,993
Lowe’s Cos., Inc.
2.50%, 04/15/2026	150,000	162,975
3.65%, 04/05/2029	255,000	292,432
3.70%, 04/15/2046	644,000	717,828
4.50%, 04/15/2030	656,000	804,776
4.55%, 04/05/2049	140,000	176,189
Magellan Midstream Partners, LP 5.15%, 10/15/2043	62,000	68,761
Martin Marietta Materials, Inc. 3.45%, 06/01/2027	156,000	167,886
Masco Corp. 6.50%, 08/15/2032	250,000	303,785
Massachusetts Electric Co. 4.00%, 08/15/2046 (A)	113,000	128,677
Massachusetts Mutual Life Insurance Co. 7.63%, 11/15/2023 (A)	250,000	286,125
Mastercard, Inc. 3.35%, 03/26/2030	328,000	379,166

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
McCormick & Co., Inc. 2.50%, 04/15/2030	$ 653,000	$ 681,187
McDonald’s Corp.
3.63%, 09/01/2049, MTN	85,000	93,265
3.70%, 02/15/2042, MTN	80,000	89,592
4.20%, 04/01/2050, MTN	360,000	436,475
6.30%, 10/15/2037, MTN	71,000	103,029
Mead Johnson Nutrition Co. 4.13%, 11/15/2025	100,000	115,791
Memorial Health Services 3.45%, 11/01/2049	535,000	561,784
Merck & Co., Inc.
2.35%, 06/24/2040	250,000	254,393
2.45%, 06/24/2050	405,000	407,065
3.70%, 02/10/2045	125,000	149,285
MetLife, Inc. 4.13%, 08/13/2042	127,000	148,907
Metropolitan Life Global Funding I 3.00%, 09/19/2027 (A)	170,000	185,879
Microchip Technology, Inc. 2.67%, 09/01/2023 (A)	370,000	380,834
Microsoft Corp.
2.53%, 06/01/2050	99,000	103,258
2.68%, 06/01/2060	15,000	15,605
3.45%, 08/08/2036	533,000	644,110
3.50%, 02/12/2035 - 11/15/2042	479,000	582,923
3.70%, 08/08/2046	928,000	1,155,625
3.95%, 08/08/2056	73,000	93,825
4.10%, 02/06/2037	167,000	215,335
MidAmerican Energy Co. 4.25%, 05/01/2046	140,000	175,343
Mississippi Power Co. 3.95%, 03/30/2028	180,000	204,416
Mondelez International 1.50%, 05/04/2025	120,000	122,405
Mondelez International, Inc. 2.75%, 04/13/2030	222,000	238,969
Morgan Stanley
Fixed until 04/28/2025, 2.19% (B), 04/28/2026	800,000	832,967
Fixed until 01/22/2030, 2.70% (B), 01/22/2031, MTN	1,433,000	1,517,957
Fixed until 07/22/2024, 2.72% (B), 07/22/2025, MTN	1,090,000	1,156,459
Fixed until 07/22/2027, 3.59% (B), 07/22/2028	1,456,000	1,637,242
Fixed until 04/01/2030, 3.62% (B), 04/01/2031, MTN	943,000	1,077,259
3.63%, 01/20/2027	564,000	636,779
Fixed until 04/24/2023, 3.74% (B), 04/24/2024	815,000	877,442
3.88%, 01/27/2026, MTN	1,370,000	1,549,750
3.95%, 04/23/2027	225,000	253,233
4.00%, 07/23/2025, MTN	871,000	987,580
5.00%, 11/24/2025	334,000	390,084
Mosaic Co. 4.05%, 11/15/2027 (E)	85,000	90,268
MPLX, LP
4.00%, 03/15/2028	639,000	673,371
4.13%, 03/01/2027	104,000	110,783
4.50%, 04/15/2038	851,000	851,160

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
MPLX, LP (continued)
4.70%, 04/15/2048	$ 152,000	$ 153,200
5.25%, 01/15/2025	134,000	139,337
5.50%, 02/15/2049	275,000	304,762
Narragansett Electric Co. 3.40%, 04/09/2030 (A)	252,000	281,545
National Retail Properties, Inc.
3.50%, 10/15/2027	100,000	104,481
3.60%, 12/15/2026	124,000	130,486
4.30%, 10/15/2028	400,000	435,572
National Rural Utilities Cooperative Finance Corp. 3.40%, 02/07/2028	180,000	201,879
Nevada Power Co.
5.45%, 05/15/2041	40,000	51,970
6.65%, 04/01/2036	100,000	141,804
New England Power Co. 3.80%, 12/05/2047 (A)	112,000	129,371
New York Life Global Funding 3.00%, 01/10/2028 (A)	137,000	151,751
New York Life Insurance Co. 4.45%, 05/15/2069 (A)	330,000	403,208
NextEra Energy Capital Holdings, Inc.
2.25%, 06/01/2030	900,000	926,907
2.75%, 11/01/2029	882,000	948,987
Niagara Mohawk Power Corp.
1.96%, 06/27/2030 (A)	250,000	251,736
3.51%, 10/01/2024 (A)	141,000	154,803
NIKE, Inc.
3.25%, 03/27/2040	139,000	155,573
3.38%, 03/27/2050	102,000	117,905
NiSource, Inc.
2.95%, 09/01/2029	400,000	433,429
5.65%, 02/01/2045	89,000	120,732
5.80%, 02/01/2042	67,000	89,672
6.25%, 12/15/2040	100,000	138,745
Noble Energy, Inc.
3.25%, 10/15/2029	200,000	181,860
5.25%, 11/15/2043	220,000	204,908
Norfolk Southern Corp.
3.05%, 05/15/2050	827,000	851,492
3.85%, 01/15/2024	125,000	138,360
3.95%, 10/01/2042	160,000	186,404
4.05%, 08/15/2052	127,000	151,864
Northern Trust Corp.
1.95%, 05/01/2030	590,000	608,855
Fixed until 05/08/2027, 3.38% (B), 05/08/2032	280,000	300,030
Northrop Grumman Corp.
3.20%, 02/01/2027	112,000	124,040
3.25%, 01/15/2028	1,989,000	2,224,363
Novartis Capital Corp. 2.75%, 08/14/2050	288,000	304,277
NRG Energy, Inc. 4.45%, 06/15/2029 (A)	250,000	262,389
NSTAR Electric Co. 3.20%, 05/15/2027	95,000	106,728
Nucor Corp. 6.40%, 12/01/2037	200,000	277,639

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
NYU Langone Hospitals 3.38%, 07/01/2055	$ 225,000	$ 217,135
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	142,000	159,586
Office Properties Income Trust 4.00%, 07/15/2022	251,000	250,015
Oncor Electric Delivery Co. LLC 3.70%, 05/15/2050 (A)	40,000	48,178
One Gas, Inc. 2.00%, 05/15/2030	70,000	71,207
OneBeacon Holdings, Inc. 4.60%, 11/09/2022	250,000	259,820
ONEOK Partners, LP 6.65%, 10/01/2036	220,000	247,922
ONEOK, Inc.
2.20%, 09/15/2025	250,000	245,669
3.40%, 09/01/2029	660,000	641,978
5.20%, 07/15/2048	300,000	300,020
Oracle Corp.
2.80%, 04/01/2027	867,000	946,855
2.95%, 05/15/2025	400,000	437,063
3.60%, 04/01/2040 - 04/01/2050	1,862,000	2,093,727
3.80%, 11/15/2037	160,000	184,621
3.85%, 07/15/2036	165,000	192,545
Otis Worldwide Corp. 2.57%, 02/15/2030 (A)	1,611,000	1,692,618
Pacific Gas & Electric Co.
1.75%, 06/16/2022 (E)	1,125,000	1,126,800
3.85%, 11/15/2023	1,465,000	1,626,150
4.00%, 12/01/2046	410,000	431,525
4.45%, 04/15/2042	645,000	717,562
4.60%, 06/15/2043	390,000	439,725
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (B), 10/24/2067 (A)	124,000	129,071
PacifiCorp
2.70%, 09/15/2030	628,000	684,160
3.30%, 03/15/2051	658,000	720,221
4.13%, 01/15/2049	286,000	354,021
Packaging Corp. of America 4.05%, 12/15/2049 (E)	340,000	405,783
Partners Healthcare System, Inc. 3.34%, 07/01/2060 (E)	944,000	1,033,761
PECO Energy Co. 2.80%, 06/15/2050	139,000	143,124
Pennsylvania Electric Co. 3.60%, 06/01/2029 (A)	190,000	213,366
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.70%, 03/14/2023 (A)	150,000	153,518
4.13%, 08/01/2023 (A)	184,000	196,434
4.88%, 07/11/2022 (A)	100,000	106,521
Pepperdine University 3.30%, 12/01/2059	230,000	236,209
PepsiCo, Inc.
3.50%, 03/19/2040	92,000	108,467
3.60%, 08/13/2042	25,000	30,107

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Pfizer, Inc.
1.70%, 05/28/2030	$ 1,068,000	$ 1,085,654
2.55%, 05/28/2040	165,000	170,708
2.70%, 05/28/2050	795,000	823,271
3.90%, 03/15/2039	385,000	474,136
Philip Morris International, Inc.
1.50%, 05/01/2025	60,000	61,423
2.10%, 05/01/2030	782,000	805,768
3.88%, 08/21/2042	488,000	557,822
4.38%, 11/15/2041	175,000	213,708
Phillips 66 2.15%, 12/15/2030	865,000	839,660
Phillips 66 Partners, LP 3.15%, 12/15/2029	510,000	522,146
Piedmont Natural Gas Co., Inc. 3.35%, 06/01/2050	135,000	148,025
Plains All American Pipeline, LP / PAA Finance Corp.
3.80%, 09/15/2030	300,000	293,933
4.30%, 01/31/2043	121,000	105,290
4.70%, 06/15/2044	180,000	164,061
Precision Castparts Corp.
3.25%, 06/15/2025	106,000	117,577
4.20%, 06/15/2035	160,000	186,548
President & Fellows of Harvard College 3.30%, 07/15/2056	214,000	260,002
Private Export Funding Corp. 2.80%, 05/15/2022	400,000	417,080
Progress Energy, Inc. 7.00%, 10/30/2031	110,000	154,141
Progressive Corp. Fixed until 03/15/2023 (H), 5.38% (B)	150,000	148,500
ProLogis, LP
2.25%, 04/15/2030	176,000	185,327
3.25%, 10/01/2026	625,000	701,264
Prudential Financial, Inc.
3.70%, 03/13/2051, MTN	195,000	213,828
3.91%, 12/07/2047	184,000	209,211
Prudential Insurance Co. of America 8.30%, 07/01/2025 (A)	300,000	389,281
PSEG Power LLC 4.15%, 09/15/2021	113,000	116,476
Public Service Co. of Colorado
1.90%, 01/15/2031	600,000	612,116
2.70%, 01/15/2051	285,000	291,779
Public Service Co. of Oklahoma 6.63%, 11/15/2037	80,000	109,126
Public Service Electric & Gas Co. 2.70%, 05/01/2050, MTN	314,000	325,174
QUALCOMM, Inc.
2.15%, 05/20/2030	1,036,000	1,076,038
3.25%, 05/20/2050	168,000	183,764
Raytheon Technologies Corp.
3.20%, 03/15/2024 (A)	340,000	366,350
3.75%, 11/01/2046	410,000	468,251
4.13%, 11/16/2028	1,950,000	2,296,873
4.15%, 05/15/2045	198,000	237,336
4.45%, 11/16/2038	158,000	193,251
4.50%, 06/01/2042	261,000	325,287

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Realty Income Corp.
3.88%, 04/15/2025	$ 175,000	$ 194,084
4.65%, 03/15/2047	113,000	141,540
Regions Financial Corp. 3.80%, 08/14/2023	170,000	184,871
Republic Services, Inc. 3.38%, 11/15/2027	265,000	297,214
Reynolds American, Inc. 5.70%, 08/15/2035	150,000	184,295
Roper Technologies, Inc.
2.00%, 06/30/2030	400,000	400,298
2.95%, 09/15/2029	339,000	370,297
Rush Obligated Group 3.92%, 11/15/2029	446,000	500,296
Ryder System, Inc. 2.88%, 09/01/2020, MTN	144,000	144,188
S&P Global, Inc. 3.25%, 12/01/2049	500,000	549,694
Sabine Pass Liquefaction LLC 4.50%, 05/15/2030 (A)	244,000	270,890
San Diego Gas & Electric Co.
3.32%, 04/15/2050	290,000	315,155
4.10%, 06/15/2049	40,000	48,996
4.30%, 04/01/2042	80,000	93,994
SART 4.75%, 07/15/2024	1,154,407	1,142,863
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	379,000	409,022
Sempra Energy 4.05%, 12/01/2023	96,000	104,539
Sierra Pacific Power Co. 2.60%, 05/01/2026	1,130,000	1,227,351
Simon Property Group, LP
3.25%, 09/13/2049 (E)	251,000	234,019
3.38%, 10/01/2024	539,000	579,839
Southern California Edison Co.
1.85%, 02/01/2022	22,000	22,018
2.25%, 06/01/2030 (E)	524,000	529,082
3.60%, 02/01/2045	300,000	320,138
3.65%, 03/01/2028 - 02/01/2050	516,000	570,033
3.70%, 08/01/2025	100,000	110,465
3.90%, 12/01/2041	50,000	54,094
4.05%, 03/15/2042	325,000	367,941
Southern California Gas Co. 2.55%, 02/01/2030	477,000	513,384
Southern Co. Gas Capital Corp.
3.25%, 06/15/2026	42,000	44,925
3.50%, 09/15/2021	182,000	187,006
Southern Natural Gas Co. LLC 8.00%, 03/01/2032	140,000	203,025
Southern Power Co. 5.15%, 09/15/2041	165,000	188,168
Southwest Gas Corp.
2.20%, 06/15/2030	345,000	354,132
3.80%, 09/29/2046	100,000	108,769
Southwestern Electric Power Co. 3.90%, 04/01/2045	150,000	162,588

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Southwestern Public Service Co. 6.00%, 10/01/2036	$ 97,000	$ 130,074
Spectra Energy Partners, LP 3.50%, 03/15/2025	125,000	136,901
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	157,684	147,564
Starbucks Corp.
2.55%, 11/15/2030	865,000	907,340
3.35%, 03/12/2050	220,000	224,064
3.75%, 12/01/2047	30,000	32,260
State Street Corp.
Fixed until 12/03/2028, 4.14% (B), 12/03/2029	625,000	751,117
Steel Dynamics, Inc. 3.45%, 04/15/2030	389,000	406,649
Stryker Corp.
1.95%, 06/15/2030	190,000	191,268
2.90%, 06/15/2050	150,000	150,403
Sunoco Logistics Partners Operations, LP
4.95%, 01/15/2043	309,000	280,961
5.30%, 04/01/2044	274,000	262,424
5.35%, 05/15/2045	188,000	184,136
6.10%, 02/15/2042	100,000	104,764
T-Mobile USA, Inc.
2.05%, 02/15/2028 (A)	1,530,000	1,530,719
2.55%, 02/15/2031 (A)	355,000	356,250
3.50%, 04/15/2025 (A)	1,035,000	1,126,484
3.75%, 04/15/2027 (A)	1,895,000	2,099,982
3.88%, 04/15/2030 (A)	231,000	257,094
4.38%, 04/15/2040 (A)	343,000	396,755
Teachers Insurance & Annuity Association of America
4.27%, 05/15/2047 (A)	200,000	237,381
Fixed until 09/15/2024, 4.38% (B), 09/15/2054 (A)	110,000	117,093
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (A)	129,000	131,292
Texas Health Resources 4.33%, 11/15/2055	250,000	323,413
Texas Instruments, Inc. 1.75%, 05/04/2030	343,000	348,078
Time Warner Cable LLC
4.50%, 09/15/2042	140,000	149,058
5.50%, 09/01/2041	165,000	199,016
5.88%, 11/15/2040	140,000	172,757
6.55%, 05/01/2037	100,000	131,554
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	330,000	496,971
TJX Cos., Inc. 3.50%, 04/15/2025	545,000	606,668
Toledo Edison Co. 6.15%, 05/15/2037	130,000	186,131
Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030 (A)	300,000	320,378
Travelers Cos., Inc. 2.55%, 04/27/2050	317,000	315,336
Truist Bank 3.30%, 05/15/2026	320,000	352,883

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Truist Financial Corp. 1.95%, 06/05/2030, MTN	$ 150,000	$ 152,494
Trustees of Boston University 3.17%, 10/01/2050	380,000	404,709
Tucson Electric Power Co. 4.00%, 06/15/2050	278,000	324,388
TWDC Enterprises 18 Corp. 3.70%, 12/01/2042, MTN	150,000	166,847
Tyson Foods, Inc.
3.55%, 06/02/2027	943,000	1,043,211
4.00%, 03/01/2026	230,000	263,130
4.55%, 06/02/2047	106,000	130,281
5.15%, 08/15/2044	140,000	173,473
UDR, Inc. 3.20%, 01/15/2030, MTN	460,000	501,338
Union Carbide Corp. 7.75%, 10/01/2096	40,000	51,551
Union Electric Co.
2.95%, 06/15/2027	107,000	117,587
2.95%, 03/15/2030 (E)	1,042,000	1,163,300
Union Pacific Corp. 3.55%, 08/15/2039, MTN	1,125,000	1,263,918
United Airlines Pass-Through Trust
2.88%, 04/07/2030	650,884	607,828
3.50%, 09/01/2031	222,993	208,584
3.75%, 03/03/2028	261,037	238,122
4.15%, 02/25/2033	399,974	393,141
4.30%, 02/15/2027	194,303	182,233
4.55%, 08/25/2031	355,784	293,953
UnitedHealth Group, Inc.
2.00%, 05/15/2030	310,000	324,548
2.75%, 05/15/2040	642,000	687,283
2.88%, 08/15/2029	145,000	161,880
3.50%, 08/15/2039	590,000	686,071
4.63%, 07/15/2035	143,000	187,090
University of Southern California 3.23%, 10/01/2120	240,000	249,572
Upjohn, Inc.
1.13%, 06/22/2022 (A)	700,000	704,208
1.65%, 06/22/2025 (A)	170,000	173,337
2.30%, 06/22/2027 (A)	824,000	849,982
2.70%, 06/22/2030 (A)	565,000	579,855
3.85%, 06/22/2040 (A)	100,000	107,465
4.00%, 06/22/2050 (A)	195,000	207,399
Ventas Realty, LP 3.85%, 04/01/2027	123,000	128,697
Verizon Communications, Inc.
3.15%, 03/22/2030	674,000	756,040
4.02%, 12/03/2029	430,000	512,809
4.27%, 01/15/2036	1,405,000	1,737,548
4.33%, 09/21/2028	1,450,000	1,745,108
4.40%, 11/01/2034	811,000	1,009,791
4.50%, 08/10/2033	600,000	747,390
4.67%, 03/15/2055	315,000	428,205
4.86%, 08/21/2046	109,000	148,017
5.25%, 03/16/2037	206,000	275,785
ViacomCBS, Inc.
3.70%, 08/15/2024	173,000	187,941

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
ViacomCBS, Inc. (continued)
4.60%, 01/15/2045	$ 365,000	$ 386,440
4.75%, 05/15/2025	480,000	548,821
4.85%, 07/01/2042	100,000	106,221
4.95%, 05/19/2050	149,000	165,960
Virginia Electric & Power Co. 3.50%, 03/15/2027	275,000	311,849
Visa, Inc. 2.70%, 04/15/2040	362,000	387,352
VMware, Inc. 2.95%, 08/21/2022	319,000	329,960
Volkswagen Group of America Finance LLC
2.70%, 09/26/2022 (A)	908,000	937,961
3.20%, 09/26/2026 (A)	276,000	295,386
Walmart, Inc.
3.63%, 12/15/2047	60,000	73,855
3.95%, 06/28/2038	459,000	583,134
Walt Disney Co.
2.75%, 09/01/2049	138,000	134,093
3.50%, 05/13/2040	410,000	447,793
9.50%, 07/15/2024	80,000	103,768
Waste Management, Inc.
3.45%, 06/15/2029 (E)	165,000	169,962
4.00%, 07/15/2039	113,000	116,243
WEA Finance LLC 2.88%, 01/15/2027 (A)	265,000	258,565
Wells Fargo & Co.
Fixed until 02/11/2025, 2.16% (B), 02/11/2026, MTN	560,000	577,161
Fixed until 04/30/2025, 2.19% (B), 04/30/2026	245,000	253,322
Fixed until 06/02/2027, 2.39% (B), 06/02/2028, MTN	230,000	237,639
Fixed until 10/30/2024, 2.41% (B), 10/30/2025, MTN	690,000	718,289
Fixed until 02/11/2030, 2.57% (B), 02/11/2031, MTN	384,000	401,798
Fixed until 04/30/2040, 3.07% (B), 04/30/2041	565,000	589,344
Fixed until 06/17/2026, 3.20% (B), 06/17/2027, MTN	2,932,000	3,179,157
3.30%, 09/09/2024, MTN	300,000	328,666
Fixed until 05/22/2027, 3.58% (B), 05/22/2028, MTN	956,000	1,061,040
3.75%, 01/24/2024, MTN	255,000	278,625
4.15%, 01/24/2029, MTN	1,392,000	1,638,260
4.40%, 06/14/2046, MTN	295,000	351,756
Fixed until 04/04/2030, 4.48% (B), 04/04/2031, MTN	1,489,000	1,799,942
4.65%, 11/04/2044, MTN	123,000	152,097
4.90%, 11/17/2045, MTN	90,000	115,374
5.38%, 11/02/2043	200,000	271,004
Welltower, Inc.
2.75%, 01/15/2031	480,000	479,444
3.10%, 01/15/2030	922,000	956,335
4.00%, 06/01/2025	470,000	519,486
6.50%, 03/15/2041	140,000	178,015
Western Union Co. 3.60%, 03/15/2022	230,000	238,658
Westlake Chemical Corp. 3.60%, 07/15/2022	150,000	155,277

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Williams Cos., Inc. 4.85%, 03/01/2048	$ 146,000	$ 159,703
Wisconsin Electric Power Co.
3.10%, 06/01/2025	110,000	119,769
3.65%, 12/15/2042 (E)	40,000	42,493
WP Carey, Inc. 4.25%, 10/01/2026	100,000	109,169
WRKCo, Inc. 3.75%, 03/15/2025	250,000	276,363
WW Grainger, Inc. 4.60%, 06/15/2045	291,000	366,749
Xylem, Inc. 1.95%, 01/30/2028	300,000	302,573
Zoetis, Inc.
2.00%, 05/15/2030	680,000	699,187
3.00%, 05/15/2050	249,000	256,492
3.90%, 08/20/2028	950,000	1,118,852
4.50%, 11/13/2025	115,000	134,226

		356,162,605

Virgin Islands, British - 0.0% (F)
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (A)	360,000	393,191

Total Corporate Debt Securities (Cost $449,588,357)		468,506,387

FOREIGN GOVERNMENT OBLIGATIONS - 0.2%
Colombia - 0.0% (F)
Colombia Government International Bond
4.00%, 02/26/2024	200,000	210,762
5.00%, 06/15/2045	200,000	226,500
7.38%, 09/18/2037	100,000	137,000

		574,262

Israel - 0.1%
Israel Government AID Bond Series 2007-Z, Zero Coupon, 08/15/2025	1,000,000	954,754

Mexico - 0.1%
Mexico Government International Bond
3.75%, 01/11/2028	1,151,000	1,197,443
4.13%, 01/21/2026 (E)	200,000	216,002
4.50%, 01/31/2050 (E)	265,000	273,348
4.75%, 03/08/2044, MTN	332,000	351,920

		2,038,713

Panama - 0.0% (F)
Panama Government International Bond 4.50%, 04/16/2050	200,000	244,600

Total Foreign Government Obligations (Cost $3,572,462)		3,812,329

MORTGAGE-BACKED SECURITIES - 5.8%
Cayman Islands - 0.0% (F)
BXMT, Ltd. Series 2017-FL1, Class D, 1-Month LIBOR + 2.70%, 2.89% (B), 06/15/2035 (A)	580,000	559,730

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States - 5.8%
Alternative Loan Trust
Series 2004-27CB, Class A1,
6.00%, 12/25/2034	$ 251,901	$ 248,644
Series 2004-28CB, Class 3A1,
6.00%, 01/25/2035	249,286	246,303
Series 2006-41CB, Class 2A13,
5.75%, 01/25/2037	537,185	411,483
Angel Oak Mortgage Trust Series 2019-5, Class B1, 3.96% (B), 10/25/2049 (A)	2,470,000	2,387,019
Angel Oak Mortgage Trust I LLC
Series 2019-4, Class A3,
3.30% (B), 07/26/2049 (A)	653,352	656,502
Series 2019-4, Class B2,
5.66% (B), 07/26/2049 (A)	2,000,000	1,819,905
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (A)	100,000	104,676
Series 2014-520M, Class C,
4.35% (B), 08/15/2046 (A)	150,000	160,974
Banc of America Funding Trust Series 2005-E, Class 4A1, 4.44% (B), 03/20/2035	5,469	5,511
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 3.97% (B), 11/25/2033	20,921	20,656
BANK Series 2019-BN21, Class XA, 1.00% (B), 10/17/2052	11,246,046	691,167
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (A)	900,000	865,296
BCAP LLC Trust Series 2007-AA2, Class 2A12, 5.50%, 04/25/2037	1,362,617	999,722
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1-Month LIBOR + 0.64%, 0.82% (B), 07/25/2034	33,348	33,370
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
3.18% (B), 07/25/2033	16,624	16,462
Series 2006-1, Class A1,
1-Year CMT + 2.25%, 3.84% (B), 02/25/2036	122,861	121,455
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.74% (B), 06/11/2041 (A)	863	11
CD Commercial Mortgage Trust, Interest Only STRIPS Series 2007-CD4, Class XC, 1.51% (B), 12/11/2049 (A)	4,933	179
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.99% (B), 02/25/2037	24,154	23,548

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Chase Mortgage Finance Trust (continued)
Series 2007-A1, Class 8A1,
4.26% (B), 02/25/2037	$ 250,792	$ 246,409
Series 2007-A2, Class 2A1,
4.14% (B), 06/25/2035	11,174	10,843
CHL Mortgage Pass-Through Trust
Series 2004-22, Class A1,
3.82% (B), 11/25/2034	350,692	340,345
Series 2004-3, Class A26,
5.50%, 04/25/2034	25,669	26,697
Series 2004-3, Class A4,
5.75%, 04/25/2034	20,535	21,427
Series 2004-HYB6, Class A3,
3.89% (B), 11/20/2034	253,163	245,868
Series 2005-15, Class A3,
5.75%, 08/25/2035	213,283	179,823
Series 2005-HYB3, Class 2A2A,
3.48% (B), 06/20/2035	431,653	427,214
Series 2006-HYB2, Class 2A1B,
3.53% (B), 04/20/2036	450,319	400,082
Series 2007-2, Class A16,
6.00%, 03/25/2037	553,394	433,719
CIM Trust Series 2019-INV3, Class A11, 1-Month LIBOR + 1.00%, 1.12% (B), 08/25/2049 (A)	2,773,742	2,765,243
Citicorp Mortgage Securities, Inc. Series 2004-3, Class A5, 5.25%, 05/25/2034	41,642	43,229
Citigroup Mortgage Loan Trust Series 2019-IMC1, Class B1, 3.97% (B), 07/25/2049 (A)	1,000,000	930,101
COMM Mortgage Trust
Series 2013-300P, Class A1,
4.35%, 08/10/2030 (A)	500,000	536,010
Series 2013-SFS, Class A2,
3.09% (B), 04/12/2035 (A)	156,000	152,198
Series 2014-CR19, Class A5,
3.80%, 08/10/2047	750,000	816,723
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	437,000	479,359
Series 2018-HOME, Class A,
3.94% (B), 04/10/2033 (A)	1,565,000	1,766,952
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	14,688	15,167
Series 2003-AR26, Class 2A1,
3.95% (B), 11/25/2033	210,728	205,403
CSFB Mortgage-Backed Pass-Through Certificates Series 2004-4, Class 2A4, 5.50%, 09/25/2034	38,553	39,729
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (A)	600,000	463,204

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Deephaven Residential Mortgage Trust
Series 2019-3A, Class B1,
4.26% (B), 07/25/2059 (A)	$ 1,000,000	$ 917,595
Series 2019-4A, Class A3,
3.05% (B), 10/25/2059 (A)	1,579,426	1,592,927
Series 2020-1, Class A3,
2.65% (B), 01/25/2060 (A)	1,258,008	1,250,739
Series 2020-1, Class B1,
3.66% (B), 01/25/2060 (A)	2,000,000	1,891,897
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR1, Class 1A3, 1-Month LIBOR + 0.33%, 0.51% (B), 02/25/2036	1,322,495	1,233,226
Ellington Financial Mortgage Trust Series 2018-1, Class A1FX, 4.14% (B), 10/25/2058 (A)	535,931	548,378
FWD Securitization Trust Series 2019-INV1, Class M1, 3.48% (B), 06/25/2049 (A)	1,150,000	1,077,971
GCAT Trust Series 2019-NQM2, Class A3, 3.16% (B), 09/25/2059 (A)	1,677,205	1,717,100
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (A)	700,000	708,086
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF, 1-Month LIBOR + 0.35%, 0.53% (B), 09/25/2035 (A)	47,815	40,259
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1,
4.31% (B), 10/25/2033	11,134	10,982
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	29,858	30,706
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	9,419	9,607
Headlands Residential LLC
Series 2017-RPL1, Class A,
3.88% (B), 08/25/2022 (A)	1,120,000	1,136,323
Series 2018-RPL1, Class A,
4.25% (B), 06/25/2023 (A)	1,565,000	1,590,043
Series 2019-RPL1, Class NOTE,
3.97% (B), 06/25/2024 (A)	1,500,000	1,495,023
Homeward Opportunities Fund I Trust Series 2019-1, Class M1, 3.95% (B), 01/25/2059 (A)	500,000	481,396
Impac CMB Trust
Series 2004-10, Class 3A1,
1-Month LIBOR + 0.70%, 0.88% (B), 03/25/2035	462,069	429,140
Series 2004-4, Class 1A2,
1-Month LIBOR + 0.62%, 0.80% (B), 09/25/2034	142,676	134,717
Series 2005-4, Class 1A1A,
1-Month LIBOR + 0.54%, 0.72% (B), 05/25/2035	456,021	441,959

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Impac CMB Trust (continued)
Series 2005-4, Class 2A1,
1-Month LIBOR + 0.60%, 0.78% (B), 05/25/2035	$ 25,809	$ 23,380
Series 2005-4, Class 2B1,
1-Month LIBOR + 2.48%, 2.66% (B), 05/25/2035	375,410	346,568
Series 2005-8, Class 1AM,
1-Month LIBOR + 0.70%, 0.88% (B), 02/25/2036	650,932	607,567
Series 2007-A, Class M3,
1-Month LIBOR + 2.25%, 2.43% (B), 05/25/2037 (A)	555,113	521,743
Impac Secured Assets CMN Owner Trust Series 2003-3, Class A1, 4.93% (B), 08/25/2033	31,209	32,036
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 0.53% (B), 05/25/2036	34,043	31,358
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 0.53% (B), 08/25/2036	4,175	4,122
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (A)	1,035,000	1,102,585
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.29% (B), 05/15/2045 (I)	23,592	0
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
2.99% (B), 02/25/2034	8,145	7,923
Series 2006-A2, Class 5A3,
4.10% (B), 11/25/2033	14,651	14,519
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	192,000	209,550
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45% (B), 09/15/2039	472,630	273,442
LHOME Mortgage Trust
Series 2019-RTL2, Class A1,
3.84%, 03/25/2024 (A)	855,000	856,226
Series 2019-RTL3, Class A1,
3.87%, 07/25/2024 (A)	1,660,000	1,667,761
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
4.33% (B), 04/21/2034	25,608	25,172
Series 2004-13, Class 3A7,
4.09% (B), 11/21/2034	11,648	11,633
Series 2004-13, Class 3A7B,
1-Year CMT + 2.00%, 2.17% (B), 11/21/2034	174,726	174,347
MASTR Alternative Loan Trust Series 2004-4, Class 1A1, 5.50%, 05/25/2034	27,221	28,272

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
MASTR Alternative Loan Trust, Principal Only STRIPS Series 2003-8, Class 15, Zero Coupon, 11/25/2018	$ 1,650	$ 1,586
MASTR Asset Securitization Trust Series 2003-11, Class 9A6, 5.25%, 12/25/2033	37,886	38,839
MASTR Seasoned Securitization Trust Series 2004-2, Class A2, 6.50% (B), 08/25/2032	54,122	55,957
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 0.80% (B), 10/25/2028	230,596	224,422
Series 2003-H, Class A1,
1-Month LIBOR + 0.64%, 0.82% (B), 01/25/2029	59,624	57,754
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 0.64% (B), 04/25/2029	53,397	50,262
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 0.75% (B), 12/12/2049 (A) (I)	30,088	0
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	126,833	127,847
Morgan Stanley Capital I Trust Series 2006-HQ8, Class D, 5.79% (B), 03/12/2044	242,563	242,524
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.63% (B), 12/15/2043 (A)	32,027	1
Series 2007-HQ11, Class X,
0.37% (B), 02/12/2044 (A)	25,739	18
MortgageIT Trust Series 2005-5, Class A1, 1-Month LIBOR + 0.52%, 0.70% (B), 12/25/2035	155,340	146,559
MRCD Mortgage Trust Series 2019-PARK, Class A, 2.72%, 12/15/2036 (A)	1,230,000	1,246,163
New Residential Mortgage Loan Trust Series 2018-NQM1, Class A1, 3.99% (B), 11/25/2048 (A)	11,428	11,817
OBX Trust
Series 2019-EXP3, Class 2A1A,
1-Month LIBOR + 0.90%, 1.08% (B), 10/25/2059 (A)	1,405,226	1,405,314
Series 2019-EXP3, Class 2A1B,
1-Month LIBOR + 0.90%, 1.08% (B), 10/25/2059 (A)	500,000	490,143
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 1-Month LIBOR + 0.28%, 0.46% (B), 12/25/2035	568,336	518,062

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Opteum Mortgage Acceptance Corp. Trust Series 2006-1, Class 1AC1, 1-Month LIBOR + 0.30%, 0.48% (B), 04/25/2036	$ 472,043	$ 431,416
PRPM Series 2019-GS1, Class A2, 4.75% (B), 10/25/2024 (A)	2,224,396	2,180,284
PRPM LLC Series 2019-1A, Class A1, 4.50% (B), 01/25/2024 (A)	625,322	627,952
RALI Trust
Series 2004-QA4, Class NB3,
4.76% (B), 09/25/2034	17,611	17,099
Series 2006-QH1, Class A1,
1-Month LIBOR + 0.19%, 0.37% (B), 12/25/2036	82,985	76,765
RBS Commercial Funding, Inc. Trust Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	160,000	156,740
Residential Mortgage Loan Trust Series 2019-2, Class M1, 3.86% (B), 05/25/2059 (A)	1,000,000	985,447
Seasoned Credit Risk Transfer Trust
Series 2018-4, Class MA,
3.50%, 03/25/2058	1,221,549	1,326,190
Series 2019-1, Class MT,
3.50%, 07/25/2058	1,680,396	1,900,719
Series 2019-3, Class MB,
3.50%, 10/25/2058	650,236	772,314
Series 2019-4, Class M55D,
4.00%, 02/25/2059	1,410,000	1,569,349
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 0.95% (B), 04/20/2033	87,731	84,450
Series 2003-2, Class A1,
1-Month LIBOR + 0.66%, 0.85% (B), 06/20/2033	24,625	23,454
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 0.79% (B), 12/20/2034	33,729	32,175
Series 2004-5, Class A2,
1-Month LIBOR + 0.52%, 0.71% (B), 06/20/2034	106,364	98,599
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 0.89% (B), 09/20/2034	161,009	154,844
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 0.87% (B), 10/20/2034	108,642	101,990
Series 2007-3, Class 1A1,
1-Month LIBOR + 0.20%, 0.39% (B), 07/20/2036	182,633	170,343
Series 2010, Class 1A,
1-Month LIBOR + 0.80%, 0.99% (B), 10/20/2027	38,570	37,026
Series 2018-2, Class A4,
3.50% (B), 02/25/2048 (A)	528,809	538,791

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Starwood Mortgage Residential Trust Series 2019-INV1, Class M1, 3.06% (B), 09/27/2049 (A)	$ 1,000,000	$ 904,953
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4,
3.77% (B), 02/25/2034	246,869	237,769
Series 2004-12, Class 9A,
3.72% (B), 09/25/2034	311,405	307,900
Series 2004-18, Class 4A1,
3.40% (B), 12/25/2034	116,579	114,156
Series 2004-4, Class 5A,
3.80% (B), 04/25/2034	5,597	5,255
Series 2007-9, Class 1A1,
6-Month LIBOR + 1.50%, 2.02% (B), 10/25/2037	2,279,838	2,063,341
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 0.85% (B), 10/19/2034	25,229	24,352
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 0.44% (B), 07/19/2035	84,278	79,632
Structured Asset Securities Corp. Series 2003-37A, Class 2A, 3.82% (B), 12/25/2033	4,872	4,635
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2003-26A, Class 3A5, 3.78% (B), 09/25/2033	197,563	193,625
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1-Month LIBOR + 0.64%, 0.82% (B), 09/25/2043	49,905	48,390
Series 2004-3, Class A,
1-Month LIBOR + 0.74%, 0.92% (B), 09/25/2034	66,882	62,190
Series 2004-4, Class 3A,
3.47% (B), 12/25/2044	70,727	68,804
Toorak Mortgage Corp., Ltd. Series 2019-2, Class A1, 3.72% (B), 09/25/2022	1,075,000	1,072,351
TVC Mortgage Trust Series 2020-RTL1, Class A1, 3.47%, 09/25/2024 (A)	2,000,000	1,983,909
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	174,000	176,027
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	104,000	107,587
Series 2012-C2, Class XA,
1.46% (B), 05/10/2063 (A)	509,941	11,014
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	296,811

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
V.M. Jog Engineering, Ltd. Series 2017, Class A, 1-Month LIBOR + 4.60%, 6.56%, 12/15/2020 (B)	$ 1,185,000	$ 1,185,000
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A,
4.05% (B), 10/26/2048 (A)	667,028	681,511
Series 2019-3, Class A,
3.03% (B), 10/25/2049 (A)	2,228,320	2,203,323
Verus Securitization Trust
Series 2019-4, Class M1,
3.21% (B), 11/25/2059 (A)	2,500,000	2,337,001
Series 2019-INV1, Class M1,
4.03% (B), 12/25/2059 (A)	4,000,000	3,831,077
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (A)	544,235	559,721
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (A)	400,000	400,687
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.00% (B), 03/15/2045 (A) (I)	38,612	0
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR10, Class A7,
4.19% (B), 10/25/2033	19,867	19,371
Series 2003-AR11, Class A6,
4.13% (B), 10/25/2033	41,044	39,089
Series 2003-AR5, Class A7,
3.74% (B), 06/25/2033	28,638	27,726
Series 2003-AR6, Class A1,
3.10% (B), 06/25/2033	37,534	36,916
Series 2003-AR7, Class A7,
4.12% (B), 08/25/2033	33,388	32,236
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	24,648	25,745
Series 2004-AR10, Class A3,
1-Month LIBOR + 0.55%, 0.73% (B), 07/25/2044	653,871	627,304
Series 2005-AR10, Class 1A3,
4.12% (B), 09/25/2035	151,090	155,700
Series 2005-AR10, Class 1A4,
4.12% (B), 09/25/2035	751,282	775,100
Series 2006-AR17, Class 1A1A,
12-MTA + 0.81%, 2.50% (B), 12/25/2046	243,398	218,679
Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR14, Class A1, 4.51% (B), 08/25/2035	121,495	117,206
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4,
4.38%, 03/15/2044 (A)	95,428	96,389
Series 2012-C6, Class A4,
3.44%, 04/15/2045	193,009	196,131

		79,266,734

Total Mortgage-Backed Securities (Cost $80,692,905)		79,826,464

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
California - 0.1%
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	$ 25,000	$ 33,441
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	80,000	133,747
University of California Regents Medical Center Pooled Revenue, Revenue Bonds, 3.71%, 05/15/2120	600,000	621,858

		789,046

New York - 0.0% (F)
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	170,000	225,680
5.65%, 11/01/2040	40,000	57,089

		282,769

Ohio - 0.0% (F)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	114,000	151,344
4.80%, 06/01/2111	91,000	138,587

		289,931

Total Municipal Government Obligations (Cost $1,152,617)		1,361,746

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.7%
Federal Home Loan Mortgage Corp.
1-Month LIBOR + 0.55%, 0.73% (B), 07/15/2042 - 03/15/2044	1,112,748	1,123,958
3.00%, 07/01/2033 - 01/15/2044	1,631,789	1,754,489
3.50%, 01/01/2032 - 10/01/2049	4,964,389	5,297,388
4.00%, 06/01/2042 - 12/01/2047	2,017,355	2,169,266
12-Month LIBOR + 1.85%, 4.07% (B), 07/01/2040	43,321	45,288
1-Year CMT + 2.25%, 4.13% (B), 02/01/2036	23,207	24,280
1-Year CMT + 2.43%, 4.13% (B), 12/01/2031	16,263	16,405
4.50%, 05/01/2041 - 06/01/2048	1,648,962	1,825,075
5.00%, 02/01/2034	201,853	221,066
6.00%, 01/01/2024 - 01/01/2034	26,722	28,115
6.50%, 12/01/2027 - 11/01/2037	280,250	333,548
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
0.41% (B), 07/25/2023	27,072,395	220,210
2.20% (B), 05/25/2028	4,531,000	604,368
2.24% (B), 07/25/2026	9,730,000	1,015,517
2.32% (B), 05/25/2047	8,000,000	1,259,508
2.72%, 07/25/2026	840,000	910,064
2.74%, 09/25/2025	700,000	755,535
2.77%, 05/25/2025	750,000	815,224
2.81%, 09/25/2024	1,478,000	1,590,713
2.84%, 09/25/2022	335,038	350,258
3.24%, 04/25/2027	602,000	687,675
3.30% (B), 11/25/2027	546,000	629,446
3.33%, 05/25/2027	322,000	368,678
3.34% (B), 04/25/2028	629,000	714,601
3.39%, 03/25/2024	714,000	780,509
3.69%, 01/25/2029	555,000	663,011

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.53% (B), 06/15/2043	$ 815,928	$ 814,485
1-Month LIBOR + 0.40%, 0.58% (B), 04/15/2039	206,094	206,332
1-Month LIBOR + 0.45%, 0.63% (B), 05/15/2039 - 11/15/2039	221,739	221,995
1-Month LIBOR + 0.40%, 0.77% (B), 07/15/2037	68,486	68,487
3.50%, 05/15/2021 - 02/15/2026	1,836,150	1,943,472
4.00%, 12/15/2024 - 12/15/2041	1,954,074	2,144,136
4.50%, 06/15/2025	324,824	344,805
5.00%, 12/15/2022 - 05/15/2041	390,990	449,540
5.30%, 01/15/2033	43,507	50,349
5.50%, 11/15/2023 - 07/15/2037	704,522	844,975
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (B), 05/15/2041	41,432	46,511
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (B), 05/15/2041	81,157	90,309
5.70% (B), 10/15/2038	27,155	30,796
5.75%, 06/15/2035 - 08/15/2035	885,735	1,054,277
5.85%, 09/15/2035	272,806	318,791
6.00%, 04/15/2036	78,953	94,692
6.50%, 02/15/2032	36,812	43,373
(4.44) * 1-Month LIBOR + 24.43%, 23.61% (B), 06/15/2035	50,224	70,328
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
4.50%, 12/15/2024	135	1
5.00%, 10/15/2039	60,910	4,719
(1.00) * 1-Month LIBOR + 6.37%, 6.19% (B), 10/15/2037	245,465	57,249
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 09/15/2032 - 01/15/2040	190,600	178,477
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates 1-Month LIBOR + 0.40%, 0.58% (B), 03/25/2043	455,548	453,513
Federal National Mortgage Association
1-Month LIBOR + 0.22%, 0.40% (B), 03/25/2045	52,893	52,690
1-Month LIBOR + 0.50%, 0.68% (B), 08/25/2042	193,385	195,448
1-Month LIBOR + 0.93%, 1.65% (B), 11/25/2022	147,880	148,007
2.39%, 06/01/2025	394,138	417,754
2.49%, 05/25/2026	1,000,000	1,079,548
2.50%, 04/01/2023	1,000,000	1,041,537
2.52%, 05/01/2023	1,000,000	1,043,311
2.53%, 10/01/2022 - 09/25/2024	2,236,402	2,356,422
2.57% (B), 12/25/2026	283,504	307,492
2.64%, 04/01/2023	883,423	922,146
2.67%, 07/01/2022	1,000,000	1,031,617
2.70%, 07/01/2026	989,844	1,080,498
2.72%, 10/25/2024	961,844	1,032,874
2.75%, 03/01/2022	75,763	78,061
2.79% (B), 06/01/2023	719,546	754,319
2.81%, 06/01/2023 - 05/01/2027	1,927,127	2,076,442

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
2.90%, 06/25/2027	$ 1,181,703	$ 1,300,736
2.92%, 12/01/2024	991,634	1,072,350
2.93%, 06/01/2030	800,000	901,621
2.94%, 02/01/2027 - 12/01/2028	4,218,923	4,721,466
2.98%, 04/01/2023	918,898	965,892
3.02% (B), 08/25/2024	909,727	983,531
3.04%, 12/01/2024	991,969	1,077,898
3.05%, 01/01/2025	1,000,000	1,089,346
3.06% (B), 05/25/2027	930,000	1,039,559
3.08%, 12/01/2024	922,330	1,000,990
3.09%, 09/01/2029	2,385,000	2,718,035
3.09% (B), 04/25/2027	1,167,000	1,298,532
3.10%, 09/01/2025	973,974	1,073,945
3.10% (B), 07/25/2024	798,552	866,633
3.11%, 12/01/2024	991,715	1,080,605
3.12%, 11/01/2026	956,992	1,067,775
3.13%, 06/01/2030	500,000	560,421
3.14%, 12/01/2026	897,086	997,829
3.15% (B), 03/25/2028	740,000	834,937
3.18% (B), 06/25/2027	1,001,000	1,114,359
3.19% (B), 02/25/2030	529,000	602,543
3.20%, 06/01/2030	491,929	561,032
3.24%, 10/01/2026	898,515	1,002,582
3.30% (B), 04/25/2029	823,000	941,868
3.30%, 12/01/2026	960,983	1,077,868
3.34%, 07/01/2030	1,000,000	1,150,693
3.35%, 08/01/2023	643,458	687,903
3.38%, 12/01/2023	1,439,133	1,550,079
3.45%, 01/01/2024	946,463	1,019,894
3.50% (B), 01/25/2024 - 07/25/2028	2,426,356	2,719,338
3.50%, 08/01/2032 - 09/01/2049	6,248,462	6,705,176
3.51% (B), 12/25/2023	1,384,094	1,486,204
3.56% (B), 01/01/2021	251,584	253,997
3.58%, 01/01/2032	1,664,957	1,962,576
3.63%, 10/01/2029	456,932	525,719
3.66%, 10/01/2028	1,560,290	1,799,525
3.67%, 07/01/2023	925,000	993,427
3.73% (B), 07/01/2022	742,256	755,921
3.75% (B), 11/25/2028	1,980,000	2,291,442
3.76%, 11/01/2023	963,278	1,047,470
3.77%, 12/01/2025	976,544	1,099,356
3.82% (B), 05/01/2022	612,698	623,099
4.00%, 01/01/2035 - 08/01/2048	2,369,331	2,550,077
4.02%, 11/01/2028	357,549	416,486
4.06% (B), 09/01/2021	96,916	98,895
4.50%, 09/01/2040 - 09/01/2049	5,036,315	5,585,194
5.00%, 06/01/2033 - 06/01/2048	2,014,742	2,209,969
5.50%, 03/01/2024 - 03/01/2035	234,322	262,919
6.00%, 08/01/2021 - 09/01/2037	470,340	535,213
7.00%, 11/01/2037 - 12/01/2037	15,755	18,101
Federal National Mortgage Association Connecticut Avenue Securities
1-Month LIBOR + 2.20%, 2.38% (B), 01/25/2030	3,309,517	3,240,568
1-Month LIBOR + 2.35%, 2.53% (B), 01/25/2031	1,200,526	1,173,782
1-Month LIBOR + 2.50%, 2.68% (B), 05/25/2030	1,874,195	1,842,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.29%, 0.47% (B), 07/25/2036	$ 71,504	$ 71,312
1-Month LIBOR + 0.40%, 0.58% (B), 05/25/2027	86,587	86,177
1-Month LIBOR + 0.50%, 0.68% (B), 05/25/2035 - 10/25/2042	594,867	596,363
1-Month LIBOR + 0.60%, 0.78% (B), 04/25/2040	15,272	15,345
1-Month LIBOR + 0.65%, 0.83% (B), 02/25/2024	33,116	33,200
1-Month LIBOR + 0.90%, 1.08% (B), 03/25/2038	101,238	102,918
1-Month LIBOR + 1.25%, 1.43% (B), 07/25/2023	60,313	60,884
3.00%, 05/25/2026 - 01/25/2046	973,074	1,025,030
3.50%, 04/25/2031	785,982	849,354
4.00%, 05/25/2033	104,327	115,926
5.00%, 10/25/2025	53,152	56,350
5.25%, 05/25/2039	26,280	28,556
5.50%, 03/25/2023 - 07/25/2040	451,775	502,690
6.00%, 03/25/2029	14,750	16,766
6.50%, 01/25/2032 - 07/25/2036	68,183	81,620
7.00%, 11/25/2041	62,109	74,400
(3.50) * 1-Month LIBOR + 23.10%, 22.45% (B), 06/25/2035	27,570	32,404
Federal National Mortgage Association REMIC, Interest Only STRIPS
(1.00) * 1-Month LIBOR + 6.53%, 6.35% (B), 01/25/2041	233,776	55,672
(1.00) * 1-Month LIBOR + 6.60%, 6.42% (B), 08/25/2035 - 06/25/2036	254,247	55,864
(1.00) * 1-Month LIBOR + 6.70%, 6.52% (B), 03/25/2036	227,895	55,587
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2034 - 12/25/2043	1,081,150	958,741
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 08/25/2032	22,078	21,099
05/15/2030, MTN	400,000	351,253
FREMF Mortgage Trust
1-Month LIBOR + 2.50%, 2.68% (B), 11/25/2024 (A)	518,815	501,295
3.70% (B), 11/25/2049 (A)	491,000	523,243
3.80% (B), 11/25/2049 (A)	2,000,000	2,012,465
3.81% (B), 01/25/2048 (A)	1,000,000	1,010,455
3.81% (B), 01/25/2048 (A)	2,300,000	2,448,341
3.96% (B), 11/25/2047 (A)	1,000,000	1,033,313
3.97% (B), 07/25/2049 (A)	440,000	460,507
4.21% (B), 11/25/2047 (A)	455,000	477,565
Government National Mortgage Association
1-Month LIBOR + 0.34%, 0.64% (B), 12/20/2062	422,270	420,086
1-Month LIBOR + 0.41%, 0.71% (B), 03/20/2063	260,231	259,466
1-Month LIBOR + 0.45%, 0.75% (B), 03/20/2060 - 02/20/2063	489,868	488,910

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
1-Month LIBOR + 0.47%, 0.77% (B), 03/20/2063 - 08/20/2065	$ 753,479	$ 751,845
1-Month LIBOR + 0.48%, 0.78% (B), 04/20/2063	600,091	599,455
1-Month LIBOR + 0.50%, 0.80% (B), 07/20/2064	1,352,693	1,350,861
1-Month LIBOR + 0.52%, 0.82% (B), 10/20/2062 - 09/20/2065	705,939	705,580
1-Month LIBOR + 0.55%, 0.85% (B), 04/20/2062 - 07/20/2062	2,963	2,963
1-Month LIBOR + 0.56%, 0.86% (B), 03/20/2067	1,230,161	1,231,355
1-Month LIBOR + 0.58%, 0.88% (B), 05/20/2066	363,595	363,857
1-Month LIBOR + 0.60%, 0.90% (B), 04/20/2064	1,156,510	1,158,828
1-Month LIBOR + 0.65%, 0.95% (B), 05/20/2061 - 03/20/2064	1,052,462	1,055,402
1-Month LIBOR + 0.69%, 0.99% (B), 02/20/2064	501,971	504,899
1-Month LIBOR + 1.00%, 1.30% (B), 12/20/2066	413,837	420,800
1.65%, 01/20/2063 - 04/20/2063	376,356	377,309
3.50%, 11/20/2049	1,956,385	2,086,717
4.00%, 09/16/2025	500,000	538,250
4.02% (B), 11/16/2042	143,792	160,815
4.25%, 12/20/2044	620,002	672,983
4.50%, 05/20/2048 - 11/20/2049	3,781,832	4,109,118
4.59% (B), 10/20/2041	376,809	426,243
4.79% (B), 11/20/2042	355,018	405,304
5.00%, 04/20/2041	236,990	333,670
5.30% (B), 07/20/2060	9,359	9,855
5.50%, 01/16/2033 - 07/20/2037	506,683	578,647
5.87% (B), 12/20/2038	77,963	91,405
6.00%, 02/15/2024 - 09/20/2038	217,530	239,141
(3.50) * 1-Month LIBOR + 23.28%, 22.61% (B), 04/20/2037	35,406	53,576
Government National Mortgage Association, Interest Only STRIPS
0.81% (B), 06/20/2067	2,684,043	231,901
(1.00) * 1-Month LIBOR + 6.60%, 6.41% (B), 05/20/2041	79,998	15,053
7.50%, 04/20/2031	1,741	173
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	20,899	20,267
Residual Funding Corp., Principal Only STRIPS Zero Coupon, 10/15/2020	300,000	299,732
Seasoned Loans Structured Transaction Series 2018-1, Class A1, 3.50%, 06/25/2028	4,784,535	5,180,057
Tennessee Valley Authority
4.25%, 09/15/2065	264,000	396,357
4.63%, 09/15/2060	155,000	243,351
5.88%, 04/01/2036	874,000	1,359,710
Tennessee Valley Authority, Principal Only STRIPS Zero Coupon, 07/15/2028	1,000,000	905,834

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Uniform Mortgage-Backed Security
2.00%, TBA (G)	$ 6,685,000	$ 6,834,699
2.50%, TBA (G)	4,150,000	4,326,375

Total U.S. Government Agency Obligations (Cost $166,091,053)		174,837,865

U.S. GOVERNMENT OBLIGATIONS - 7.1%
U.S. Treasury - 7.0%
U.S. Treasury Bond
1.25%, 05/15/2050 (E)	1,820,000	1,748,693
2.00%, 02/15/2050 (E)	3,012,000	3,449,446
2.25%, 08/15/2046	1,348,800	1,599,751
2.38%, 11/15/2049	295,000	364,371
2.50%, 02/15/2045 - 05/15/2046	6,040,000	7,474,762
2.88%, 05/15/2043 - 05/15/2049	6,531,000	8,718,024
3.13%, 02/15/2043 - 05/15/2048	1,954,000	2,672,801
3.75%, 11/15/2043	2,223,000	3,308,362
3.88%, 08/15/2040	80,000	119,219
4.25%, 05/15/2039	350,000	540,764
4.38%, 02/15/2038 - 05/15/2040	3,968,000	6,178,824
4.50%, 02/15/2036 (E)	2,524,000	3,863,692
4.50%, 05/15/2038	1,600,000	2,524,187
4.75%, 02/15/2037	450,000	717,662
U.S. Treasury Bond, Principal Only STRIPS
02/15/2021 - 02/15/2035 (E)	10,407,000	10,282,652
08/15/2021 - 08/15/2026	13,061,000	12,979,702
U.S. Treasury Note
1.63%, 08/15/2022 - 10/31/2023	2,675,000	2,794,167
1.63%, 02/15/2026 - 08/15/2029 (E)	49,400	53,701
1.75%, 09/30/2022	500,000	517,715
1.75%, 12/31/2026 (E)	420,000	454,945
2.00%, 02/28/2021 - 08/15/2025 (E)	950,000	1,012,871
2.00%, 06/30/2024 - 11/15/2026	406,000	441,398
2.13%, 06/30/2022 (E)	500,000	519,531
2.13%, 02/29/2024	2,205,000	2,359,695
2.25%, 11/15/2024 - 11/15/2025 (E)	297,000	323,638
2.50%, 01/31/2021 (J)	15,247,000	15,450,690
2.50%, 08/15/2023 (E)	1,400,000	1,501,008
2.50%, 05/15/2024	111,000	120,769
2.75%, 05/31/2023	209,000	224,610
2.75%, 11/15/2023 - 02/15/2024 (E)	2,000,000	2,181,218
2.88%, 04/30/2025 - 05/15/2028	530,000	615,741
3.63%, 02/15/2021	1,750,000	1,787,598

		96,902,207

U.S. Treasury Inflation-Protected Securities - 0.1%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	59,722	76,545
U.S. Treasury Inflation-Indexed Note 0.13%, 01/15/2022	1,197,623	1,213,765

		1,290,310

Total U.S. Government Obligations (Cost $88,898,408)		98,192,517

	Shares	Value
COMMON STOCKS - 18.5%
Argentina - 0.0% (F)
MercadoLibre, Inc. (K)	60	$ 59,146

Australia - 0.2%
Australia & New Zealand Banking Group, Ltd.	16,036	208,070
BHP Group, Ltd. (E)	21,601	537,819
Commonwealth Bank of Australia	2,390	115,423
CSL, Ltd.	2,309	459,235
Dexus, REIT	27,899	179,065
Goodman Group, REIT	37,397	385,871
Macquarie Group, Ltd.	576	47,803
National Australia Bank, Ltd.	3,532	44,759
Westpac Banking Corp.	23,318	292,253

		2,270,298

Austria - 0.0% (F)
Erste Group Bank AG (K)	11,241	265,487

Bermuda - 0.0% (F)
Arch Capital Group, Ltd. (K)	1,536	44,006
Everest Re Group, Ltd.	155	31,961

		75,967

Brazil - 0.1%
Ambev SA	39,784	103,445
Atacadao SA	14,142	51,361
B3 SA - Brasil Bolsa Balcao	20,509	207,764
Banco do Brasil SA	5,970	35,295
CVC Brasil Operadora e Agencia de Viagens SA	3,934	13,123
Equatorial Energia SA	6,504	27,771
Hapvida Participacoes e Investimentos SA (A)	3,283	37,532
Localiza Rent a Car SA	9,238	69,496
Lojas Renner SA	11,542	88,718
Raia Drogasil SA	3,703	75,325
TIM Participacoes SA, ADR (E)	6,216	80,435
Vale SA, ADR	24,201	249,512

		1,039,777

Canada - 0.0% (F)
Lululemon Athletica, Inc. (K)	724	225,895
Magna International, Inc.	3,196	142,318

		368,213

Chile - 0.0% (F)
Banco Santander Chile, ADR (E)	2,486	40,771
Cencosud SA	19,130	26,783
Cia Cervecerias Unidas SA, ADR	1,557	22,296

		89,850

China - 1.0%
51job, Inc., ADR (K)	1,019	73,154
Aier Eye Hospital Group Co., Ltd., A Shares	7,250	44,629
Alibaba Group Holding, Ltd., ADR (K)	12,297	2,652,463
ANTA Sports Products, Ltd.	4,000	35,588
Baidu, Inc., ADR (K)	1,646	197,339
Bank of China, Ltd., H Shares	486,000	180,030
Baoshan Iron & Steel Co., Ltd., A Shares	138,900	89,920
BeiGene, Ltd., ADR (E) (K)	184	34,666
BOE Technology Group Co., Ltd., A Shares	146,700	97,554
CGN Power Co., Ltd., H Shares (A)	295,000	61,163
China Conch Venture Holdings, Ltd.	20,000	84,888
China Construction Bank Corp., H Shares	738,000	600,276
China Lesso Group Holdings, Ltd.	43,000	56,441

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
China (continued)
China Life Insurance Co., Ltd., H Shares	86,000	$ 173,528
China Merchants Bank Co., Ltd., H Shares	55,000	254,878
China Merchants Shekou Industrial Zone Holdings Co., Ltd., A Shares	38,700	90,311
China Molybdenum Co., Ltd., H Shares (E)	168,000	55,467
China Oilfield Services, Ltd., H Shares	78,000	71,081
China Pacific Insurance Group Co., Ltd., H Shares	29,600	79,555
China Petroleum & Chemical Corp., H Shares	150,000	62,739
China Shenhua Energy Co., Ltd., H Shares	62,000	96,222
China Vanke Co., Ltd., H Shares	32,000	102,133
China Yangtze Power Co., Ltd., A Shares	35,800	96,126
CNOOC, Ltd.	184,000	206,508
Country Garden Holdings Co., Ltd.	62,000	76,899
Country Garden Services Holdings Co., Ltd.	18,000	84,030
CSPC Pharmaceutical Group, Ltd.	67,200	127,269
Dongfeng Motor Group Co., Ltd., H Shares	112,000	67,546
ENN Energy Holdings, Ltd.	9,300	105,094
Fosun International, Ltd.	36,500	46,779
GDS Holdings, Ltd., ADR (K)	1,005	80,058
Hangzhou Robam Appliances Co., Ltd., A Shares	17,400	76,863
Industrial & Commercial Bank of China, Ltd., H Shares	430,000	259,964
Inner Mongolia Yili Industrial Group Co., Ltd., A Shares	9,900	43,714
Innovent Biologics, Inc. (A) (K)	22,500	167,461
JD.com, Inc., ADR (K)	6,727	404,831
Jiangsu Hengrui Medicine Co., Ltd., A Shares	8,960	117,099
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., A Shares	5,700	85,076
Jointown Pharmaceutical Group Co., Ltd., A Shares	17,000	44,768
Jonjee Hi-Tech Industrial And Commercial Holding Co., Ltd., A Shares	7,400	61,361
Kingdee International Software Group Co., Ltd. (K)	62,000	145,073
Kingsoft Corp., Ltd. (E)	25,000	117,101
Kweichow Moutai Co., Ltd., A Shares	600	124,600
Laobaixing Pharmacy Chain JSC, A Shares	6,300	89,182
Longfor Group Holdings, Ltd. (A)	29,000	138,818
Meituan Dianping, Class B (K)	18,300	408,938
Midea Group Co., Ltd., A Shares	6,200	52,561
NARI Technology Co., Ltd., A Shares	22,400	64,551
NetEase, Inc., ADR	692	297,131
New Oriental Education & Technology Group, Inc., ADR (K)	1,571	204,591
PICC Property & Casualty Co., Ltd., H Shares	108,000	89,755
Ping An Bank Co., Ltd., A Shares	51,700	93,916
Ping An Insurance Group Co. of China, Ltd., H Shares	49,500	493,465
Poly Developments and Holdings Group Co., Ltd., A Shares	48,700	102,101
Postal Savings Bank of China Co., Ltd., H Shares (A) (E)	185,000	106,601
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., A Shares	1,400	60,504
Shenzhou International Group Holdings, Ltd.	10,200	124,004

	Shares	Value
COMMON STOCKS (continued)
China (continued)
Silergy Corp.	1,000	$ 65,508
Sinopharm Group Co., Ltd., H Shares	18,800	48,334
Sunny Optical Technology Group Co., Ltd.	9,600	154,507
Suofeiya Home Collection Co., Ltd., A Shares	42,200	144,835
Tencent Holdings, Ltd.	38,200	2,447,775
Trip.Com Group, Ltd., ADR (K)	3,730	96,682
Vipshop Holdings, Ltd., ADR (K)	4,646	92,502
Weifu High-Technology Group Co., Ltd., A Shares	12,000	35,249
WuXi AppTec Co., Ltd., H Shares (A) (E)	3,500	45,709
Wuxi Biologics Cayman, Inc. (A) (K)	11,000	201,912
Xinyangfeng Agricultural Technology Co., Ltd., A Shares	45,700	57,306
Yum China Holdings, Inc.	3,548	170,552
Zai Lab, Ltd., ADR (K)	793	65,129
Zhejiang Chint Electrics Co., Ltd., A Shares	17,399	65,040
Zhejiang Expressway Co., Ltd., H Shares	48,000	34,088

		13,783,491

Colombia - 0.0% (F)
Ecopetrol SA, ADR (E)	6,319	70,330

Czech Republic - 0.0% (F)
Komercni banka as (K)	2,211	51,576
Moneta Money Bank AS (A)	18,939	42,894

		94,470

Denmark - 0.1%
Carlsberg A/S, Class B	1,454	192,812
Chr Hansen Holding A/S	1,919	197,936
Novo Nordisk A/S, Class B	14,350	934,870
Orsted A/S (A)	3,112	359,130

		1,684,748

Finland - 0.0% (F)
Nokia OYJ	28,032	122,496
UPM-Kymmene OYJ	7,897	228,734

		351,230

France - 0.5%
Accor SA (K)	4,767	130,099
Air Liquide SA	4,522	653,821
Airbus SE (K)	5,043	361,350
Alstom SA	6,151	286,642
AXA SA	8,346	175,624
BNP Paribas SA (K)	12,279	490,595
Capgemini SE	4,484	517,460
L’Oreal SA (K)	501	161,696
LVMH Moet Hennessy Louis Vuitton SE	1,795	792,484
Natixis SA (K)	6,092	16,068
Orange SA	23,258	278,118
Safran SA (K)	3,699	372,087
Sanofi	11,329	1,155,383
Schneider Electric SE	5,813	646,619
Sodexo SA	623	42,244
Thales SA	1,331	107,725
TOTAL SA	12,269	473,073
Vinci SA	4,248	393,888

		7,054,976

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Germany - 0.5%
adidas AG (K)	2,565	$ 676,266
Allianz SE	600	122,605
BASF SE	1,886	105,935
Bayer AG	5,008	371,210
Brenntag AG	8,510	451,201
Deutsche Boerse AG	2,593	469,273
Deutsche Post AG	14,184	520,834
Deutsche Telekom AG	42,839	718,806
Deutsche Wohnen SE	3,069	137,907
Infineon Technologies AG	21,861	512,251
SAP SE	9,238	1,291,375
Siemens AG	6,060	714,699

		6,092,362

Greece - 0.0% (F)
OPAP SA	6,343	60,448

Hong Kong - 0.2%
AIA Group, Ltd.	73,800	690,591
Beijing Enterprises Holdings, Ltd.	8,000	26,865
China Gas Holdings, Ltd.	38,000	117,719
China Mobile, Ltd.	45,000	303,842
China Overseas Land & Investment, Ltd.	52,500	160,305
China Resources Land, Ltd.	34,000	129,955
China State Construction International Holdings, Ltd.	72,000	42,300
China Unicom Hong Kong, Ltd.	116,000	63,115
CK Asset Holdings, Ltd.	35,500	212,886
CK Hutchison Holdings, Ltd.	28,000	181,316
CLP Holdings, Ltd.	34,500	338,833
Far East Horizon, Ltd.	41,000	35,001
Geely Automobile Holdings, Ltd.	51,000	81,026
Hong Kong Exchanges & Clearing, Ltd.	9,000	383,325
Hutchison China MediTech, Ltd., ADR (K)	1,709	47,134
Kunlun Energy Co., Ltd.	84,000	55,014
Sino Biopharmaceutical, Ltd.	22,000	41,466
Techtronic Industries Co., Ltd.	6,500	64,315

		2,975,008

Hungary - 0.0% (F)
OTP Bank Nyrt (K)	3,672	129,090
Richter Gedeon Nyrt	1,545	32,058

		161,148

India - 0.0% (F)
HDFC Bank, Ltd., ADR	1,759	79,964
Infosys, Ltd., ADR	30,651	296,089

		376,053

Indonesia - 0.1%
Astra International Tbk PT	210,100	71,064
Bank Central Asia Tbk PT	110,400	220,888
Bank Rakyat Indonesia Persero Tbk PT	628,500	134,149
Telekomunikasi Indonesia Persero Tbk PT	713,200	152,776

		578,877

Ireland - 0.2%
Accenture PLC, Class A	3,102	666,062
CRH PLC	5,470	188,279
Jazz Pharmaceuticals PLC (K)	1,986	219,135
Medtronic PLC	10,224	937,541
STERIS PLC	1,536	235,684

	Shares	Value
COMMON STOCKS (continued)
Ireland (continued)
Trane Technologies PLC	5,178	$ 460,738

		2,707,439

Italy - 0.1%
Assicurazioni Generali SpA	2,641	40,117
Enel SpA	93,914	812,210
FinecoBank Banca Fineco SpA (K)	29,180	394,924
UniCredit SpA (K)	3,532	32,598

		1,279,849

Japan - 1.0%
Advantest Corp.	2,800	159,797
Asahi Group Holdings, Ltd. (E)	1,400	49,171
Bridgestone Corp. (E)	14,300	461,539
Central Japan Railway Co.	2,000	309,316
Daicel Corp.	21,100	163,533
Daikin Industries, Ltd.	4,400	711,920
Electric Power Development Co., Ltd., Class C	4,700	89,095
ENEOS Holdings, Inc.	61,700	219,934
Hitachi, Ltd.	14,400	457,701
Honda Motor Co., Ltd.	25,500	652,638
Hoya Corp.	4,900	469,219
Japan Tobacco, Inc. (E)	5,000	92,864
Kao Corp. (E)	9,800	777,707
Keyence Corp.	1,700	712,405
Mabuchi Motor Co., Ltd. (E)	9,200	293,587
Marui Group Co., Ltd.	11,900	215,263
Mitsubishi Corp.	19,300	407,842
Mitsubishi UFJ Financial Group, Inc.	112,600	443,140
Mitsui Fudosan Co., Ltd.	24,800	440,565
Nichirei Corp.	8,000	233,118
Nintendo Co., Ltd.	1,400	625,896
Nippon Telegraph & Telephone Corp.	29,800	694,323
Nitori Holdings Co., Ltd. (E)	1,900	372,531
Nomura Research Institute, Ltd.	5,100	139,295
Otsuka Corp.	7,900	417,244
Otsuka Holdings Co., Ltd. (E)	12,400	540,416
Panasonic Corp.	23,500	206,073
Recruit Holdings Co., Ltd.	2,900	99,731
Renesas Electronics Corp. (E) (K)	10,700	55,002
Seven & i Holdings Co., Ltd.	8,200	268,251
SoftBank Group Corp.	2,800	141,197
Sony Corp.	3,100	213,993
Sumitomo Electric Industries, Ltd.	16,300	188,032
Sumitomo Metal Mining Co., Ltd.	7,600	214,090
Sumitomo Mitsui Financial Group, Inc. (E)	14,600	412,038
T&D Holdings, Inc.	15,100	129,697
Tokio Marine Holdings, Inc.	9,500	415,843
Tokyo Gas Co., Ltd.	3,600	86,201
Tokyu Corp.	9,900	139,376
Toyota Motor Corp.	14,600	918,107
West Japan Railway Co.	3,400	190,702
Yamato Holdings Co., Ltd.	4,400	95,513

		13,923,905

Luxembourg - 0.0% (F)
ArcelorMittal SA (K)	8,235	87,224

Malaysia - 0.0% (F)
CIMB Group Holdings Bhd.	52,800	44,047

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Malaysia (continued) (F)
Petronas Chemicals Group Bhd.	54,200	$ 78,972
Public Bank Bhd.	27,700	106,960
Tenaga Nasional Bhd.	29,600	80,486

		310,465

Mexico - 0.1%
America Movil SAB de CV, Series L	249,999	160,651
Fomento Economico Mexicano SAB de CV, ADR	1,918	118,935
Grupo Aeroportuario del Pacifico SAB de CV, B Shares	7,583	54,740
Grupo Aeroportuario del Sureste SAB de CV, Class B	5,897	66,065
Grupo Financiero Banorte SAB de CV, Class O	32,784	113,438
Grupo Mexico SAB de CV, Series B	57,529	133,657
Kimberly-Clark de Mexico SAB de CV, A Shares	48,822	76,108
Wal-Mart de Mexico SAB de CV	59,746	142,889

		866,483

Netherlands - 0.2%
Akzo Nobel NV	6,157	553,148
ASML Holding NV	3,494	1,278,150
Heineken NV	2,277	209,927
ING Groep NV	37,821	263,646
Koninklijke Philips NV	2,103	98,100
NXP Semiconductors NV	3,519	401,307
Royal Dutch Shell PLC, A Shares	15,940	255,220
Royal Dutch Shell PLC, B Shares	6,886	104,394

		3,163,892

Norway - 0.0% (F)
Telenor ASA	30,064	438,960

Peru - 0.0% (F)
Credicorp, Ltd.	939	125,516

Philippines - 0.0% (F)
Ayala Corp.	3,510	55,095
Ayala Land, Inc.	79,400	54,154
International Container Terminal Services, Inc.	20,180	41,525

		150,774

Poland - 0.0% (F)
CD Projekt SA	1,190	119,921
Dino Polska SA (A) (K)	1,418	72,230

		192,151

Qatar - 0.0% (F)
Qatar National Bank QPSC	26,761	128,313

Republic of Korea - 0.3%
BGF retail Co., Ltd.	281	32,573
Hana Financial Group, Inc.	4,903	111,506
Hanon Systems	5,673	42,994
Hyundai Glovis Co., Ltd.	432	36,728
Hyundai Mobis Co., Ltd.	870	139,652
Hyundai Motor Co.	1,272	104,486
Kia Motors Corp.	4,589	124,007
KIWOOM Securities Co., Ltd.	533	38,968
KT&G Corp.	1,672	109,192
LG Chem, Ltd.	567	233,989
LG Household & Health Care, Ltd.	134	150,188
Lotte Chemical Corp.	464	64,847

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea (continued)
Mando Corp.	2,000	$ 37,627
NAVER Corp.	1,116	251,081
NCSoft Corp.	288	214,251
POSCO	976	142,161
S-Oil Corp.	1,403	74,796
Samsung Electronics Co., Ltd.	36,902	1,633,564
Samsung SDI Co., Ltd.	306	93,563
Shinhan Financial Group Co., Ltd.	5,133	124,045
SK Holdings Co., Ltd.	309	75,150
SK Hynix, Inc.	4,573	326,505
SK Innovation Co., Ltd.	837	92,531
SK Telecom Co., Ltd.	396	69,743

		4,324,147

Republic of South Africa - 0.1%
Absa Group, Ltd.	15,143	74,758
AngloGold Ashanti, Ltd., ADR	2,222	65,527
Bid Corp., Ltd.	6,760	111,005
Bidvest Group, Ltd.	11,151	91,492
Capitec Bank Holdings, Ltd.	1,597	79,371
Clicks Group, Ltd.	6,917	83,853
FirstRand, Ltd.	57,470	126,381
Impala Platinum Holdings, Ltd.	5,223	35,175
Mr. Price Group, Ltd.	7,986	66,037
MTN Group, Ltd. (E)	18,187	55,700
Naspers, Ltd., N Shares	2,139	393,106
Pick n Pay Stores, Ltd.	13,708	40,289
Shoprite Holdings, Ltd.	4,521	27,786
SPAR Group, Ltd.	8,348	82,593
Vodacom Group, Ltd. (E)	8,864	62,895

		1,395,968

Russian Federation - 0.1%
Alrosa PJSC (C) (K)	88,409	80,391
Gazprom PJSC, ADR (E)	24,415	132,330
Lukoil PJSC, ADR	3,869	287,157
Magnitogorsk Iron & Steel Works (C) (K)	88,472	46,123
MMC Norilsk Nickel PJSC, ADR (E)	2,185	57,531
Moscow Exchange PJSC (C) (K)	62,798	100,179
Sberbank of Russia PJSC, ADR (E)	24,433	277,070
Severstal PAO, GDR	7,927	95,917
Tatneft PJSC, ADR (E) (K)	3,141	147,916
X5 Retail Group NV, GDR	3,198	113,209

		1,337,823

Saudi Arabia - 0.1%
Al Rajhi Bank	14,002	211,716
Alinma Bank (K)	22,046	85,654
Almarai Co. JSC	5,115	70,896
Bupa Arabia for Cooperative Insurance Co.	1,437	41,854
Mouwasat Medical Services Co.	2,296	55,416
National Commercial Bank	11,224	111,931
Saudi Basic Industries Corp.	5,382	126,749
Saudi Telecom Co.	3,155	83,585
Savola Group	4,304	48,519

		836,320

Singapore - 0.1%
BOC Aviation, Ltd. (A)	4,700	30,256
DBS Group Holdings, Ltd.	28,700	431,844

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Singapore (continued)
United Overseas Bank, Ltd.	3,100	$ 45,297

		507,397

Spain - 0.1%
Banco Santander SA (K)	69,027	168,872
Bankia SA	91,466	97,788
Iberdrola SA	69,904	816,107
Industria de Diseno Textil SA	24,701	655,403
Telefonica SA (E)	16,989	81,254

		1,819,424

Sweden - 0.1%
Lundin Energy AB (E)	12,907	315,003
SKF AB, B Shares	29,530	552,020
Spotify Technology SA (K)	1,362	351,655
Svenska Handelsbanken AB, A Shares (K)	43,481	412,866

		1,631,544

Switzerland - 0.5%
Adecco Group AG	9,656	455,141
Cie Financiere Richemont SA	5,116	329,984
Credit Suisse Group AG	21,203	220,614
Garmin, Ltd.	5,514	537,615
LafargeHolcim, Ltd. (K)	10,363	456,553
Nestle SA	17,338	1,922,275
Novartis AG	15,556	1,355,254
Roche Holding AG	4,104	1,421,829
Swiss Re AG	3,698	286,723
TE Connectivity, Ltd.	1,219	99,409

		7,085,397

Taiwan - 0.3%
Accton Technology Corp.	7,000	54,359
Advantech Co., Ltd.	10,000	100,637
ASE Technology Holding Co., Ltd.	23,000	52,969
Catcher Technology Co., Ltd.	15,000	113,673
Chailease Holding Co., Ltd.	32,042	136,598
Delta Electronics, Inc.	33,000	188,311
E.Sun Financial Holding Co., Ltd.	160,656	152,175
Formosa Chemicals & Fibre Corp.	19,000	48,937
Formosa Petrochemical Corp.	33,000	99,881
Formosa Plastics Corp.	33,000	98,257
Fubon Financial Holding Co., Ltd.	73,000	108,990
Global Unichip Corp.	5,000	43,114
Globalwafers Co., Ltd.	5,000	68,866
Hiwin Technologies Corp.	11,000	110,288
Hon Hai Precision Industry Co., Ltd.	44,000	129,191
Inventec Corp.	43,000	36,710
Largan Precision Co., Ltd.	1,000	139,040
MediaTek, Inc.	9,000	177,935
Nanya Technology Corp.	26,000	54,246
Quanta Computer, Inc.	22,000	53,228
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	30,723	1,744,145
Uni-President Enterprises Corp.	62,000	150,214
Vanguard International Semiconductor Corp.	30,000	79,769
Yuanta Financial Holding Co., Ltd.	161,000	95,815

		4,037,348

Thailand - 0.1%
Kasikornbank PCL	23,800	71,947

	Shares	Value
COMMON STOCKS (continued)
Thailand (continued)
Minor International PCL (K)	80,400	$ 52,807
PTT Exploration & Production PCL	31,500	95,479
PTT Global Chemical PCL	17,800	26,887
PTT PCL	72,900	89,600
Siam Cement PCL	11,700	140,392
Thai Oil PCL	45,200	64,712

		541,824

Turkey - 0.0% (F)
BIM Birlesik Magazalar AS	11,314	112,173
Eregli Demir VE Celik Fabrikalari TAS	50,383	63,075
Ford Otomotiv Sanayi AS	3,902	40,491
KOC Holding AS	17,621	46,346
Tupras Turkiye Petrol Rafinerileri AS (K)	4,389	57,414
Turkcell Iletisim Hizmetleri AS	32,008	76,311

		395,810

United Arab Emirates - 0.0% (F)
Emaar Properties PJSC (K)	58,862	44,470

United Kingdom - 0.8%
3i Group PLC	46,756	481,446
Aon PLC, Class A	1,526	293,908
AstraZeneca PLC	4,468	465,004
Aviva PLC	9,580	32,470
Barratt Developments PLC	37,988	233,479
Beazley PLC	35,210	178,503
BP PLC	174,778	669,582
British American Tobacco PLC	20,856	799,886
Burberry Group PLC	7,942	156,935
Diageo PLC	24,299	807,634
Ferguson PLC	2,692	220,116
GlaxoSmithKline PLC	38,435	776,375
HSBC Holdings PLC	47,679	221,592
IHS Markit, Ltd.	3,420	258,210
InterContinental Hotels Group PLC	6,217	274,450
ITV PLC	21,870	20,213
Linde PLC	1,337	283,591
Lloyds Banking Group PLC	797,498	307,642
M&G PLC	130,180	270,312
Mondi PLC	1,493	28,018
Prudential PLC	31,402	473,167
RELX PLC	19,857	459,605
Rio Tinto PLC	3,233	181,942
Rio Tinto, Ltd.	8,271	566,345
Standard Chartered PLC	54,713	296,588
Taylor Wimpey PLC	139,404	246,049
Tesco PLC	130,137	366,032
Unilever NV	16,073	856,976
Whitbread PLC (K)	3,724	102,457

		10,328,527

United States - 11.6%
AbbVie, Inc.	11,678	1,146,546
ABIOMED, Inc. (K)	158	38,166
Advanced Micro Devices, Inc. (K)	14,536	764,739
Air Products & Chemicals, Inc.	768	185,441
Alexion Pharmaceuticals, Inc. (K)	2,583	289,916
Allstate Corp.	5,413	525,007
Alnylam Pharmaceuticals, Inc. (K)	1,505	222,906

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Alphabet, Inc., Class A (K)	1,188	$ 1,684,643
Alphabet, Inc., Class C (K)	2,306	3,259,785
Altice USA, Inc., Class A (K)	3,700	83,398
Altria Group, Inc.	13,794	541,414
Amazon.com, Inc. (K)	2,833	7,815,737
American Campus Communities, Inc., REIT	3,763	131,554
American Express Co.	3,486	331,867
American International Group, Inc.	3,072	95,785
AMETEK, Inc.	3,167	283,035
Amgen, Inc.	4,242	1,000,518
Amphenol Corp., Class A	2,531	242,495
Analog Devices, Inc.	5,785	709,472
Anthem, Inc.	1,244	327,147
Apple, Inc.	22,827	8,327,290
Applied Materials, Inc.	2,391	144,536
AptarGroup, Inc.	5,231	585,767
Arista Networks, Inc. (K)	954	200,369
Aspen Technology, Inc. (K)	3,908	404,908
Atmos Energy Corp.	2,767	275,538
Automatic Data Processing, Inc.	3,243	482,850
AutoZone, Inc. (K)	385	434,326
Avery Dennison Corp.	1,748	199,429
Axalta Coating Systems, Ltd. (K)	11,483	258,942
Ball Corp.	5,508	382,751
Bank of America Corp.	20,661	490,699
Baxter International, Inc.	5,540	476,994
Becton Dickinson & Co.	216	51,682
Berkshire Hathaway, Inc., Class B (K)	7,693	1,373,277
Best Buy Co., Inc.	5,831	508,871
Biogen, Inc. (K)	960	256,848
BJ’S Wholesale Club Holdings, Inc. (K)	13,478	502,325
BlackRock, Inc.	1,362	741,051
Blackstone Group, Inc., Class A	3,160	179,046
Booking Holdings, Inc. (K)	527	839,163
Booz Allen Hamilton Holding Corp.	4,677	363,824
Boston Scientific Corp. (K)	7,491	263,009
Bright Horizons Family Solutions, Inc. (K)	3,570	418,404
Bristol-Myers Squibb Co.	15,592	916,810
Broadridge Financial Solutions, Inc.	3,278	413,651
Brunswick Corp.	6,990	447,430
Cabot Microelectronics Corp.	2,929	408,713
Cabot Oil & Gas Corp.	1,683	28,914
Cadence Design Systems, Inc. (K)	2,837	272,239
Capital One Financial Corp.	3,221	201,602
CarMax, Inc. (K)	3,468	310,559
Carrier Global Corp.	9,033	200,713
Carter’s, Inc.	3,456	278,899
Casey’s General Stores, Inc.	1,234	184,508
Catalent, Inc. (K)	13,450	985,885
Celanese Corp.	2,428	209,634
Centene Corp. (K)	7,018	445,994
CenterPoint Energy, Inc.	3,941	73,578
Charles Schwab Corp.	15,432	520,676
Charter Communications, Inc., Class A (K)	1,834	935,413
Chemed Corp.	510	230,046
Cheniere Energy, Inc. (K)	2,135	103,163
Chevron Corp.	9,129	814,581
Chewy, Inc., Class A (E) (K)	6,978	311,847

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Cigna Corp.	2,747	$ 515,475
Cintas Corp.	371	98,820
Cisco Systems, Inc.	6,539	304,979
Citigroup, Inc.	21,055	1,075,910
Citizens Financial Group, Inc.	7,681	193,868
CME Group, Inc.	1,351	219,592
CMS Energy Corp.	3,933	229,766
Coca-Cola Co.	13,854	618,997
Cognex Corp.	5,751	343,450
Comcast Corp., Class A	20,381	794,451
Commerce Bancshares, Inc. (E)	5,549	329,999
Conagra Brands, Inc.	1,749	61,512
Constellation Brands, Inc., Class A	2,679	468,691
Copart, Inc. (K)	3,151	262,384
CoreLogic, Inc.	3,979	267,468
Costco Wholesale Corp.	2,198	666,456
Crowdstrike Holdings, Inc., Class A (K)	3,111	312,002
Crown Holdings, Inc. (K)	7,769	505,995
CSX Corp.	4,975	346,957
CubeSmart, REIT	11,000	296,890
Cullen / Frost Bankers, Inc. (E)	300	22,413
Cummins, Inc.	2,501	433,323
Cushman & Wakefield PLC (E) (K)	25,005	311,562
DaVita, Inc. (K)	1,334	105,573
Deere & Co.	1,530	240,440
Delta Air Lines, Inc.	3,365	94,388
DexCom, Inc. (K)	1,252	507,561
Diamondback Energy, Inc.	3,037	127,007
Discovery, Inc., Class A (E) (K)	7,555	159,411
Discovery, Inc., Class C (K)	8,251	158,914
Dollar Tree, Inc. (K)	2,035	188,604
Douglas Dynamics, Inc.	4,559	160,112
Dow, Inc. (K)	4,693	191,287
DTE Energy Co.	1,395	149,963
Duke Energy Corp.	2,501	199,805
Dunkin’ Brands Group, Inc.	2,519	164,314
DuPont de Nemours, Inc.	2,766	146,958
E*TRADE Financial Corp.	5,959	296,341
East West Bancorp, Inc.	3,524	127,710
EastGroup Properties, Inc., REIT	3,654	433,401
Eastman Chemical Co.	5,235	364,565
Eaton Corp. PLC	6,943	607,374
Eaton Vance Corp.	6,646	256,536
Edwards Lifesciences Corp. (K)	1,551	107,190
Electronic Arts, Inc. (K)	620	81,871
Eli Lilly & Co.	5,352	878,691
Emerson Electric Co.	3,729	231,310
Encompass Health Corp.	7,126	441,313
Enphase Energy, Inc. (K)	7,399	351,970
Entegris, Inc.	5,024	296,667
Entergy Corp.	5,251	492,596
EOG Resources, Inc.	8,226	416,729
Equinix, Inc., REIT	704	494,419
Equity Lifestyle Properties, Inc., REIT	1,459	91,158
Equity Residential, REIT	3,866	227,398
Exact Sciences Corp. (E) (K)	3,416	296,987
Exelixis, Inc. (K)	12,449	295,539
Exxon Mobil Corp.	4,151	185,633

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Facebook, Inc., Class A (K)	11,209	$ 2,545,228
FactSet Research Systems, Inc.	934	306,791
First Hawaiian, Inc.	17,129	295,304
First Republic Bank	3,119	330,583
FirstEnergy Corp.	5,798	224,846
FleetCor Technologies, Inc. (K)	305	76,717
Focus Financial Partners, Inc., Class A (K)	7,260	239,943
Fortinet, Inc. (K)	504	69,184
Fortune Brands Home & Security, Inc.	9,819	627,729
FTI Consulting, Inc. (K)	3,282	375,953
Generac Holdings, Inc. (K)	6,864	836,928
General Dynamics Corp.	1,861	278,145
General Motors Co.	6,182	156,405
Gilead Sciences, Inc.	442	34,007
Global Payments, Inc.	3,283	556,862
Goldman Sachs Group, Inc.	1,162	229,634
Guidewire Software, Inc. (K)	3,383	375,006
H&R Block, Inc.	1,390	19,849
Hartford Financial Services Group, Inc.	2,793	107,670
Hilton Worldwide Holdings, Inc.	2,686	197,287
Home Depot, Inc.	7,655	1,917,654
Honeywell International, Inc.	6,721	971,789
HP, Inc.	11,849	206,528
IAA, Inc. (K)	8,595	331,509
IBERIABANK Corp.	6,650	302,841
ICU Medical, Inc. (K)	1,451	267,434
IDEX Corp.	2,845	449,624
IDEXX Laboratories, Inc. (K)	1,913	631,596
Illumina, Inc. (K)	1,393	515,898
Ingersoll Rand, Inc. (K)	5,717	160,762
Intel Corp.	3,456	206,772
Intercept Pharmaceuticals, Inc. (K)	1,314	62,954
International Business Machines Corp.	4,690	566,411
Intuit, Inc.	3,942	1,167,581
Intuitive Surgical, Inc. (K)	951	541,908
Johnson & Johnson	6,133	862,484
Kansas City Southern	463	69,121
KeyCorp	26,293	320,249
Keysight Technologies, Inc. (K)	2,887	290,952
Kimberly-Clark Corp.	2,985	421,930
Kinsale Capital Group, Inc.	3,096	480,530
Knight-Swift Transportation Holdings, Inc. (E)	7,177	299,353
Kroger Co.	4,078	138,040
Lam Research Corp.	2,922	945,150
Lamb Weston Holdings, Inc.	6,471	413,691
Landstar System, Inc.	2,725	306,045
Las Vegas Sands Corp.	5,691	259,168
Leidos Holdings, Inc.	3,370	315,668
Lennar Corp., Class A	5,265	324,429
Lennox International, Inc.	1,889	440,118
Lincoln Electric Holdings, Inc.	5,357	451,274
LKQ Corp. (K)	7,991	209,364
Lowe’s Cos., Inc.	5,922	800,181
Lyft, Inc., Class A (E) (K)	7,131	235,394
LyondellBasell Industries NV, Class A	1,774	116,587
Marathon Petroleum Corp.	2,914	108,925
MarketAxess Holdings, Inc.	270	135,248
Marsh & McLennan Cos., Inc.	1,804	193,695

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Masco Corp.	6,064	$ 304,473
Mastercard, Inc., Class A	9,290	2,747,053
Maxim Integrated Products, Inc.	7,225	437,907
McKesson Corp.	5,108	783,669
Medallia, Inc. (E) (K)	4,463	112,646
Merck & Co., Inc.	14,365	1,110,845
MetLife, Inc.	1,125	41,085
Mettler-Toledo International, Inc. (K)	323	260,193
Microchip Technology, Inc.	3,978	418,923
Micron Technology, Inc. (K)	5,157	265,689
Microsoft Corp.	48,631	9,896,895
Mid-America Apartment Communities, Inc., REIT	4,952	567,846
Moelis & Co., Class A	8,274	257,818
Molina Healthcare, Inc. (K)	3,067	545,865
Mondelez International, Inc., Class A	11,214	573,372
MongoDB, Inc. (E) (K)	1,207	273,192
Monolithic Power Systems, Inc.	857	203,109
Morgan Stanley	12,279	593,076
Motorola Solutions, Inc.	347	48,625
MSA Safety, Inc.	3,874	443,341
MSCI, Inc.	386	128,855
Nasdaq, Inc.	2,609	311,697
National Retail Properties, Inc., REIT	10,660	378,217
National Vision Holdings, Inc. (K)	4,698	143,383
Netflix, Inc. (K)	3,538	1,609,932
New York Times Co., Class A	6,544	275,044
Newmont Corp.	2,802	172,995
NextEra Energy, Inc.	3,867	928,737
NIKE, Inc., Class B	5,387	528,195
Nordson Corp.	3,166	600,622
Norfolk Southern Corp.	3,909	686,303
Northrop Grumman Corp.	1,265	388,912
NorthWestern Corp.	4,150	226,258
NVIDIA Corp.	4,146	1,575,107
O’Reilly Automotive, Inc. (K)	1,031	434,742
Old Dominion Freight Line, Inc.	2,121	359,700
ONEOK, Inc.	4,027	133,777
Outfront Media, Inc., REIT	9,882	140,028
Packaging Corp. of America	698	69,660
Parker-Hannifin Corp.	2,359	432,334
Patrick Industries, Inc.	2,650	162,313
PayPal Holdings, Inc. (K)	12,963	2,258,543
Performance Food Group Co. (K)	16,118	469,679
Pfizer, Inc.	5,161	168,765
Philip Morris International, Inc.	9,669	677,410
Phillips 66	3,480	250,212
Pioneer Natural Resources Co.	3,824	373,605
Planet Fitness, Inc., Class A (K)	2,379	144,096
Pool Corp.	2,895	787,064
Portland General Electric Co.	5,382	225,021
Premier, Inc., Class A (K)	7,095	243,217
Procter & Gamble Co.	11,534	1,379,120
Progressive Corp.	11,007	881,771
Prologis, Inc., REIT	5,258	490,729
Q2 Holdings, Inc. (E) (K)	5,049	433,154
Qorvo, Inc. (K)	2,109	233,108
QUALCOMM, Inc.	9,975	909,820
Ralph Lauren Corp.	1,253	90,868

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Raytheon Technologies Corp.	7,917	$ 487,846
RBC Bearings, Inc. (K)	3,118	417,937
Realty Income Corp., REIT	748	44,506
Regeneron Pharmaceuticals, Inc. (K)	1,485	926,120
Regions Financial Corp.	20,288	225,603
RLI Corp.	5,715	469,201
Ross Stores, Inc.	6,570	560,027
Royalty Pharma PLC, Class A (K)	6,300	305,865
S&P Global, Inc.	2,999	988,111
salesforce.com, Inc. (K)	5,239	981,422
Sempra Energy	975	114,299
ServiceNow, Inc. (K)	1,010	409,111
ServisFirst Bancshares, Inc.	7,458	266,698
Signature Bank	2,871	306,967
Snap-on, Inc.	2,742	379,794
Southern Co.	3,031	157,157
Southwest Airlines Co.	4,362	149,093
Splunk, Inc. (K)	3,921	779,103
SS&C Technologies Holdings, Inc.	11,358	641,500
Stanley Black & Decker, Inc.	5,574	776,904
State Street Corp.	3,794	241,109
Sun Communities, Inc., REIT	480	65,126
SVB Financial Group (K)	1,167	251,524
Syneos Health, Inc. (K)	5,554	323,521
Synopsys, Inc. (K)	1,936	377,520
T-Mobile US, Inc. (K)	5,414	563,868
T. Rowe Price Group, Inc.	719	88,797
Take-Two Interactive Software, Inc. (K)	2,071	289,049
Target Corp.	3,951	473,843
Teladoc Health, Inc. (E) (K)	2,157	411,642
Tesla, Inc. (K)	1,141	1,232,063
Texas Instruments, Inc.	7,277	923,961
Thermo Fisher Scientific, Inc.	4,126	1,495,015
Thor Industries, Inc.	6,351	676,572
TJX Cos., Inc.	7,532	380,818
Toro Co.	10,163	674,213
Tractor Supply Co.	5,141	677,532
Trade Desk, Inc., Class A (E) (K)	1,226	498,369
TransUnion	4,228	368,005
Truist Financial Corp.	1,753	65,825
Tyler Technologies, Inc. (K)	1,392	482,857
UDR, Inc., REIT	1,039	38,838
Ulta Beauty, Inc. (K)	794	161,515
Union Pacific Corp.	703	118,856
UnitedHealth Group, Inc.	7,982	2,354,291
Vail Resorts, Inc.	1,166	212,387
Ventas, Inc., REIT	2,757	100,961
Verisk Analytics, Inc.	576	98,035
Verizon Communications, Inc.	19,743	1,088,432
Vertex Pharmaceuticals, Inc. (K)	1,205	349,824
Visa, Inc., Class A	4,402	850,334
Voya Financial, Inc.	340	15,861
Waste Connections, Inc.	11,657	1,093,310
Wells Fargo & Co.	20,391	522,010
Wendy’s Co.	9,393	204,580
West Pharmaceutical Services, Inc.	3,214	730,124
Western Alliance Bancorp	7,552	285,994
WestRock Co.	3,091	87,352

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
WEX, Inc. (K)	2,352	$ 388,104
Williams Cos., Inc.	4,267	81,158
WillScot Corp. (E) (K)	12,622	155,124
Woodward, Inc.	4,703	364,718
Workday, Inc., Class A (K)	792	148,389
Xcel Energy, Inc.	2,606	162,875
Yum! Brands, Inc.	3,053	265,336
Zebra Technologies Corp., Class A (K)	1,561	399,538
Zimmer Biomet Holdings, Inc.	4,606	549,772
Zscaler, Inc. (K)	3,311	362,554

		159,437,328

Total Common Stocks (Cost $230,889,092)		254,550,177

PREFERRED STOCKS - 0.1%
Brazil - 0.1%
Banco Bradesco SA, 7.71% (L)	49,891	189,909
Gerdau SA, 0.87% (L)	26,355	77,590
Itau Unibanco Holding SA, 7.48% (L)	45,409	212,511
Itausa SA, 5.01% (L)	40,383	71,215
Petroleo Brasileiro SA, 3.63% (L)	53,573	212,298
Telefonica Brasil SA, 6.08% (L)	4,470	39,480

		803,003

Germany - 0.0% (F)
Henkel AG & Co. KGaA, 2.19% (L)	1,661	154,961
Volkswagen AG, 0.00% (L)	2,304	350,208

		505,169

Total Preferred Stocks (Cost $1,865,878)		1,308,172

EXCHANGE-TRADED FUND - 0.2%
United States - 0.2%
iShares MSCI India ETF (E)	93,426	2,711,222

Total Exchange-Traded Fund (Cost $3,201,440)		2,711,222

INVESTMENT COMPANIES - 5.3%
United States - 5.3%
JPMorgan High Yield Fund	5,153,464	34,064,400
JPMorgan Value Advantage Fund	1,312,930	39,007,158

Total Investment Companies (Cost $74,944,696)		73,071,558

MASTER LIMITED PARTNERSHIP - 0.0% (F)
United States - 0.0% (F)
Lazard, Ltd., Class A	10,483	300,128

Total Master Limited Partnership (Cost $343,700)		300,128

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
RIGHTS - 0.0% (F)
Spain - 0.0% (F)
Telefonica SA, (E) (K) Exercise Price EUR 0.17, Expiration Date 07/06/2020	16,989	$ 3,342

Thailand - 0.0% (F)
Minor International PCL, (K) Exercise Price THB 18.9, Expiration Date 07/23/2020	9,804	444

United States - 0.0% (F)
T-Mobile US, Inc., (K) Exercise Price $0.19, Expiration Date 07/27/2020	4,914	826

Total Rights (Cost $5,503)		4,612

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.1%
U.S. Treasury Bill 0.15% (L), 09/17/2020	$ 993,000	992,688

Total Short-Term U.S. Government Obligations (Cost $992,680)		992,688

	Shares	Value
OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (L)	14,932,601	$ 14,932,601

Total Other Investment Company (Cost $14,932,601)		14,932,601

	Principal	Value
REPURCHASE AGREEMENT - 5.5%
Fixed Income Clearing Corp., 0.00% (L), dated 06/30/2020, to be repurchased at $75,375,317 on 07/01/2020. Collateralized by U.S. Government Obligations, 0.13% - 2.75%, due 04/30/2023 - 05/15/2023, and with a total value of $76,882,951.	$ 75,375,317	75,375,317

Total Repurchase Agreement (Cost $75,375,317)		75,375,317

Total Investments (Cost $1,341,598,207)		1,398,301,789
Net Other Assets (Liabilities) - (1.5)%		(21,091,284)

Net Assets - 100.0%		$ 1,377,210,505

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	115	09/30/2020	$25,395,417	$25,395,234	$—	$(183)
10-Year U.S. Treasury Note	441	09/21/2020	61,042,020	61,374,797	332,777	—
30-Year U.S. Treasury Bond	134	09/21/2020	23,887,444	23,927,375	39,931	—
E-Mini Russell 2000® Index	173	09/18/2020	11,935,236	12,435,240	500,004	—
EURO STOXX 50® Index	270	09/18/2020	9,371,451	9,776,806	405,355	—
MSCI EAFE Index	289	09/18/2020	25,215,624	25,697,880	482,256	—
MSCI Emerging Markets Index	277	09/18/2020	13,276,490	13,651,945	375,455	—
S&P 500® E-Mini Index	188	09/18/2020	28,427,147	29,047,880	620,733	—
S&P/ASX 200 Index	10	09/17/2020	1,012,319	1,016,517	4,198	—
TOPIX Index	9	09/10/2020	1,359,146	1,299,051	—	(60,095)
U.S. Treasury Ultra Bond	48	09/21/2020	10,409,980	10,471,500	61,520	—

Total					$2,822,229	$(60,278)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(11)	09/30/2020	$(1,382,338)	$(1,383,164)	$—	$(826)
10-Year U.S. Treasury Note	(115)	09/21/2020	(15,976,744)	(16,004,766)	—	(28,022)
10-Year U.S. Treasury Ultra Note	(289)	09/21/2020	(45,378,264)	(45,512,984)	—	(134,720)
FTSE 100 Index	(84)	09/18/2020	(6,275,704)	(6,398,591)	—	(122,887)
German Euro Bund	(212)	09/08/2020	(41,641,469)	(42,043,871)	—	(402,402)

Total					$—	$(688,857)

Total Futures Contracts					$2,822,229	$(749,135)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
U.S. Government Agency Obligations	12.5%	$174,837,865
Asset-Backed Securities	10.6	148,518,006
Banks	7.8	108,744,116
U.S. Government Obligations	7.0	98,192,517
Mortgage-Backed Securities	5.7	79,826,464
Electric Utilities	3.3	46,517,323
Capital Markets	3.1	43,263,693
Oil, Gas & Consumable Fuels	3.0	42,445,930
U.S. Equity Funds	2.8	39,007,158
U.S. Fixed Income Funds	2.4	34,064,400
Pharmaceuticals	2.3	31,493,639
Software	1.9	26,273,441
Health Care Providers & Services	1.7	23,968,368
Equity Real Estate Investment Trusts	1.5	20,871,027
Semiconductors & Semiconductor Equipment	1.4	19,816,399
IT Services	1.4	19,160,398
Diversified Telecommunication Services	1.3	18,545,108
Aerospace & Defense	1.3	18,500,039
Media	1.3	17,855,718
Insurance	1.2	16,711,825
Biotechnology	1.2	16,170,637
Technology Hardware, Storage & Peripherals	1.1	15,694,329
Beverages	1.1	15,350,452
Internet & Direct Marketing Retail	1.1	15,289,248
Specialty Retail	0.9	12,165,601
Road & Rail	0.8	11,507,958
Tobacco	0.8	11,176,380
Interactive Media & Services	0.7	10,385,851
Health Care Equipment & Supplies	0.7	10,379,940
Wireless Telecommunication Services	0.7	10,285,906
Machinery	0.7	9,628,153
Food & Staples Retailing	0.6	8,528,515
Food Products	0.6	7,721,625
Airlines	0.5	7,451,225
Diversified Financial Services	0.5	6,600,686
Chemicals	0.4	6,238,981
Industrial Conglomerates	0.4	6,226,025
Trading Companies & Distributors	0.4	5,223,675
Metals & Mining	0.4	5,163,197
Consumer Finance	0.4	4,942,179
Automobiles	0.3	4,474,613
Entertainment	0.3	4,442,207
Electronic Equipment, Instruments & Components	0.3	4,253,288
Hotels, Restaurants & Leisure	0.3	4,179,817
Electrical Equipment	0.3	4,124,856
Multi-Utilities	0.3	3,943,375
Foreign Government Obligations	0.3	3,812,329
Gas Utilities	0.3	3,668,278
Building Products	0.3	3,662,930
Diversified Consumer Services	0.3	3,566,806
Textiles, Apparel & Luxury Goods	0.3	3,512,596
Commercial Services & Supplies	0.2	3,404,049
Personal Products	0.2	3,278,776
Household Products	0.2	3,009,814
Life Sciences Tools & Services	0.2	2,842,248
International Equity Funds	0.2	2,711,222
Containers & Packaging	0.2	2,620,384
Professional Services	0.2	2,455,302

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments		Value
Real Estate Management & Development	0.2%		$2,422,338
Household Durables	0.1		2,035,897
Energy Equipment & Services	0.1		1,842,401
Municipal Government Obligations	0.1		1,361,746
Construction Materials	0.1		1,163,962
Multiline Retail	0.1		1,083,385
Auto Components	0.1		1,047,411
Distributors	0.1		996,428
Water Utilities	0.1		889,575
Independent Power & Renewable Electricity Producers	0.1		885,518
Transportation Infrastructure	0.1		829,891
Communications Equipment	0.1		730,828
Construction & Engineering	0.0	(F)	676,200
Air Freight & Logistics	0.0	(F)	653,075
Thrifts & Mortgage Finance	0.0	(F)	559,817
Leisure Products	0.0	(F)	447,430
Health Care Technology	0.0	(F)	411,642
Paper & Forest Products	0.0	(F)	256,752

Investments	93.5		1,307,001,183
Short-Term Investments	6.5		91,300,606

Total Investments	100.0%		$1,398,301,789

INVESTMENT VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (N)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$146,530,231	$1,987,775	$148,518,006
Corporate Debt Securities	—	468,506,387	—	468,506,387
Foreign Government Obligations	—	3,812,329	—	3,812,329
Mortgage-Backed Securities	—	79,826,464	—	79,826,464
Municipal Government Obligations	—	1,361,746	—	1,361,746
U.S. Government Agency Obligations	—	174,837,865	—	174,837,865
U.S. Government Obligations	—	98,192,517	—	98,192,517
Common Stocks	174,590,552	79,959,625	—	254,550,177
Preferred Stocks	803,003	505,169	—	1,308,172
Exchange-Traded Fund	2,711,222	—	—	2,711,222
Investment Companies	73,071,558	—	—	73,071,558
Master Limited Partnership	300,128	—	—	300,128
Rights	826	3,786	—	4,612
Short-Term U.S. Government Obligations	—	992,688	—	992,688
Other Investment Company	14,932,601	—	—	14,932,601
Repurchase Agreement	—	75,375,317	—	75,375,317

Total Investments	$266,409,890	$1,129,904,124	$1,987,775	$1,398,301,789

Other Financial Instruments
Futures Contracts (O)	$2,822,229	$—	$—	$2,822,229

Total Other Financial Instruments	$2,822,229	$—	$—	$2,822,229

LIABILITIES
Other Financial Instruments
Futures Contracts (O)	$(749,135)	$—	$—	$(749,135)

Total Other Financial Instruments	$(749,135)	$—	$—	$(749,135)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $256,402,298, representing 18.6% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2020, the total value of securities is $3,386,033, representing 0.2% of the Portfolio’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $43,108,405, collateralized by cash collateral of $14,932,601 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $29,227,583. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after June 30, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Perpetual maturity. The date displayed is the next call date.
(I)	Rounds to less than $1 or $(1).
(J)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $15,450,690.
(K)	Non-income producing securities.
(L)	Rates disclosed reflect the yields at June 30, 2020.
(M)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(N)	Level 3 securities were not considered significant to the Portfolio.
(O)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CMT	Constant Maturity Treasury
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
GDR	Global Depositary Receipt
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
REIT	Real Estate Investment Trust
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $1,266,222,890) (including securities loaned of $43,108,405)	$1,322,926,472
Repurchase agreement, at value (cost $75,375,317)	75,375,317
Cash	707,236
Cash collateral pledged at broker for:
Futures contracts	415,000
Foreign currency, at value (cost $2,280,840)	2,272,541
Receivables and other assets:
Investments sold	2,169,721
Net income from securities lending	5,223
Shares of beneficial interest sold	34,636
Dividends	345,143
Interest	5,280,791
Tax reclaims	207,935
Variation margin receivable on futures contracts	1,462,577
Prepaid expenses	5,902
Litigation	1,333

Total assets	1,411,209,827

Liabilities:
Cash collateral received upon return of:
Securities on loan	14,932,601
Payables and other liabilities:
Investments purchased	3,182,699
When-issued, delayed-delivery, forward and TBA commitments purchased	14,220,025
Shares of beneficial interest redeemed	84,589
Investment management fees	841,349
Distribution and service fees	282,181
Transfer agent costs	1,897
Trustees, CCO and deferred compensation fees	8,426
Audit and tax fees	26,004
Custody fees	136,797
Legal fees	2,357
Printing and shareholder reports fees	250,604
Other accrued expenses	29,793

Total liabilities	33,999,322

Net assets	$1,377,210,505

Net assets consist of:
Capital stock ($0.01 par value)	$847,140
Additional paid-in capital	1,203,215,185
Total distributable earnings (accumulated losses)	173,148,180

Net assets	$1,377,210,505

Net assets by class:
Initial Class	$78,629,199
Service Class	1,298,581,306

Shares outstanding:
Initial Class	5,070,912
Service Class	79,643,133

Net asset value and offering price per share:
Initial Class	$15.51
Service Class	16.31

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$3,389,745
Interest income	14,723,217
Net income from securities lending	36,044
Withholding taxes on foreign income	(180,414)

Total investment income	17,968,592

Expenses:
Investment management fees	4,732,157
Distribution and service fees:
Service Class	1,586,360
Transfer agent costs	9,699
Trustees, CCO and deferred compensation fees	21,856
Audit and tax fees	29,648
Custody fees	220,260
Legal fees	35,289
Printing and shareholder reports fees	118,123
Other	52,989

Total expenses	6,806,381

Net investment income (loss)	11,162,211

Net realized gain (loss) on:
Investments	31,696,873
Futures contracts	11,625,103
Foreign currency transactions	13,729

Net realized gain (loss)	43,335,705

Net change in unrealized appreciation (depreciation) on:
Investments	(22,125,212)
Futures contracts	2,867,536
Translation of assets and liabilities denominated in foreign currencies	(132,304)

Net change in unrealized appreciation (depreciation)	(19,389,980)

Net realized and change in unrealized gain (loss)	23,945,725

Net increase (decrease) in net assets resulting from operations	$35,107,936

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$11,162,211	$26,779,689
Net realized gain (loss)	43,335,705	36,950,562
Net change in unrealized appreciation (depreciation)	(19,389,980)	89,123,657

Net increase (decrease) in net assets resulting from operations	35,107,936	152,853,908

Dividends and/or distributions to shareholders:
Initial Class	—	(2,985,353)
Service Class	—	(42,453,781)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(45,439,134)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,910,892	8,543,362
Service Class	11,193,468	17,045,742

	13,104,360	25,589,104

Dividends and/or distributions reinvested:
Initial Class	—	2,985,353
Service Class	—	42,453,781

	—	45,439,134

Cost of shares redeemed:
Initial Class	(4,727,662)	(19,363,829)
Service Class	(54,091,873)	(86,497,381)

	(58,819,535)	(105,861,210)

Net increase (decrease) in net assets resulting from capital share transactions	(45,715,175)	(34,832,972)

Net increase (decrease) in net assets	(10,607,239)	72,581,802

Net assets:
Beginning of period/year	1,387,817,744	1,315,235,942

End of period/year	$1,377,210,505	$1,387,817,744

Capital share transactions - shares:
Shares issued:
Initial Class	125,787	581,175
Service Class	707,891	1,094,566

	833,678	1,675,741

Shares reinvested:
Initial Class	—	202,809
Service Class	—	2,735,424

	—	2,938,233

Shares redeemed:
Initial Class	(316,699)	(1,310,196)
Service Class	(3,458,087)	(5,595,779)

	(3,774,786)	(6,905,975)

Net increase (decrease) in shares outstanding:
Initial Class	(190,912)	(526,212)
Service Class	(2,750,196)	(1,765,789)

	(2,941,108)	(2,292,001)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$15.08		$13.96	$15.16	$14.21		$13.79		$14.00

Investment operations:
Net investment income (loss) (A)	0.14		0.33	0.32	0.28		0.26	(B)	0.22
Net realized and unrealized gain (loss)	0.29		1.36	(0.74)	0.95		0.36		(0.24)

Total investment operations	0.43		1.69	0.42	1.23		0.62		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.37)	(0.34)	(0.28)		(0.20)		(0.19)
Net realized gains	—		(0.20)	(0.44)	—		—		—

Total dividends and/or distributions to shareholders	—		(0.57)	(0.78)	(0.28)		(0.20)		(0.19)

Net asset value, end of period/year	$15.51		$15.08	$13.96	$15.16		$14.21		$13.79

Total return	2.85	%(C)	12.18%	(2.94)%	8.75%		4.46%		(0.18)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$78,629		$79,367	$80,793	$88,873		$90,344		$99,871
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.78	%(E)	0.77%	0.78%	0.77%		0.77%		0.79%
Including waiver and/or reimbursement and recapture	0.78	%(E)	0.77%	0.77%	0.77	%(F)	0.77	%(B)	0.79%
Net investment income (loss) to average net assets	1.89	%(E)	2.20%	2.18%	1.93%		1.83	%(B)	1.58%
Portfolio turnover rate	47	%(C)	45%	58%	48%		36%		39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$15.88		$14.67	$15.89	$14.88		$14.44		$14.66

Investment operations:
Net investment income (loss) (A)	0.13		0.30	0.30	0.26		0.24	(B)	0.20
Net realized and unrealized gain (loss)	0.30		1.44	(0.78)	1.00		0.37		(0.26)

Total investment operations	0.43		1.74	(0.48)	1.26		0.61		(0.06)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.33)	(0.30)	(0.25)		(0.17)		(0.16)
Net realized gains	—		(0.20)	(0.44)	—		—		—

Total dividends and/or distributions to shareholders	—		(0.53)	(0.74)	(0.25)		(0.17)		(0.16)

Net asset value, end of period/year	$16.31		$15.88	$14.67	$15.89		$14.88		$14.44

Total return	2.64	%(C)	11.91%	(3.19)%	8.51%		4.19%		(0.40)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,298,582		$1,308,451	$1,234,443	$1,382,464		$1,343,855		$1,174,494
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.03	%(E)	1.02%	1.03%	1.02%		1.02%		1.04%
Including waiver and/or reimbursement and recapture	1.03	%(E)	1.02%	1.02%	1.02	%(F)	1.01	%(B)	1.04%
Net investment income (loss) to average net assets	1.64	%(E)	1.95%	1.93%	1.68%		1.59	%(B)	1.34%
Portfolio turnover rate	47	%(C)	45%	58%	48%		36%		39%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists,

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,523,537	$—	$—	$—	$2,523,537
Foreign Government Obligations	190,508	—	—	—	190,508
U.S. Government Obligations	9,610,213	—	—	—	9,610,213
Common Stocks	2,354,010	—	—	—	2,354,010
Exchange-Traded Funds	251,249	—	—	—	251,249
Rights	3,084	—	—	—	3,084
Total Securities Lending Transactions	$14,932,601	$—	$—	$—	$14,932,601
Total Borrowings	$14,932,601	$—	$—	$—	$14,932,601

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$434,228	$—	$2,388,001	$—	$—	$2,822,229
Total	$434,228	$—	$2,388,001	$—	$—	$2,822,229

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(566,153)	$—	$(182,982)	$—	$—	$(749,135)
Total	$(566,153)	$—	$(182,982)	$—	$—	$(749,135)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$12,097,561	$—	$(472,458)	$—	$—	$11,625,103
Total	$12,097,561	$—	$(472,458)	$—	$—	$11,625,103

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$771,087	$—	$2,096,449	$—	$—	$2,867,536
Total	$771,087	$—	$2,096,449	$—	$—	$2,867,536

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – long	$280,024,362
Average notional value of contracts – short	(118,305,600)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS (continued)

new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.730%
Over $500 million up to $750 million	0.705
Over $750 million up to $1.5 billion	0.680
Over $1.5 billion up to $2.5 billion	0.670
Over $2.5 billion	0.650

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2021
Service Class	1.15	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 566,897,640	$ 39,283,026	$ 388,981,162	$ 269,875,301

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,341,598,207	$ 85,448,870	$ (26,672,194)	$ 58,776,676

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

11. NEW ACCOUNTING PRONOUNCEMENT (continued)

another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its composite benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on May 1, 2011 pursuant to its current investment objective and investment strategies. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica JPMorgan Tactical Allocation VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$941.40	$4.10	$1,020.60	$4.27	0.85%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreement	42.0%
U.S. Fixed Income Funds	29.4
U.S. Equity Funds	24.8
International Equity Fund	2.1
Other Investment Company	1.8
Exchange-Traded Options Purchased	1.7
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 56.3%
International Equity Fund - 2.1%
iShares MSCI EAFE ETF	363,421	$ 22,121,436

U.S. Equity Funds - 24.8%
iShares Core S&P 500 ETF	610,871	189,180,640
SPDR S&P 500 ETF Trust (A)	144,249	44,480,622
Vanguard Small-Cap ETF (A)	150,491	21,929,548

		255,590,810

U.S. Fixed Income Funds - 29.4%
iShares 20+ Year Treasury Bond ETF (A)	338,943	55,562,926
iShares Core U.S. Aggregate Bond ETF	458,922	54,249,169
Vanguard Total Bond Market ETF	2,185,638	193,079,261

		302,891,356

Total Exchange-Traded Funds (Cost $533,403,809)		580,603,602

OTHER INVESTMENT COMPANY - 1.8%
Securities Lending Collateral - 1.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (B)	18,856,278	18,856,278

Total Other Investment Company (Cost $18,856,278)		18,856,278

Principal	Value
REPURCHASE AGREEMENT - 42.0%

Fixed Income Clearing Corp., 0.00% (B), dated 06/30/2020, to be repurchased at $433,470,560 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $442,140,030.

$ 433,470,560	$ 433,470,560

Total Repurchase Agreement (Cost $433,470,560)	433,470,560

Total Investments Excluding Options Purchased (Cost $985,730,647)	1,032,930,440
Total Options Purchased - 1.7% (Cost $54,341,167)	17,338,959

Total Investments (Cost $1,040,071,814)	1,050,269,399
Net Other Assets (Liabilities) - (1.8)%	(19,058,400)

Net Assets - 100.0%	$ 1,031,210,999

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,400.00	06/18/2021	USD	6,510,609	21	$404,273	$241,479
Put - S&P 500® Index	USD	2,450.00	06/18/2021	USD	6,510,609	21	433,565	274,932
Put - S&P 500® Index	USD	1,800.00	06/18/2021	USD	151,604,181	489	8,003,217	1,936,929
Put - S&P 500® Index	USD	1,850.00	06/18/2021	USD	151,604,181	489	8,700,337	2,061,135
Put - S&P 500® Index	USD	1,900.00	06/18/2021	USD	159,664,935	515	9,936,550	2,592,510
Put - S&P 500® Index	USD	1,950.00	06/18/2021	USD	169,275,834	546	11,352,150	2,833,740
Put - S&P 500® Index	USD	2,100.00	06/18/2021	USD	57,355,365	185	2,995,115	1,343,285
Put - S&P 500® Index	USD	2,150.00	06/18/2021	USD	57,355,365	185	3,235,669	1,419,875
Put - S&P 500® Index	USD	2,250.00	06/18/2021	USD	59,835,597	193	3,897,820	1,702,260
Put - S&P 500® Index	USD	2,300.00	06/18/2021	USD	63,865,974	206	4,413,346	2,111,294
Put - S&P 500® Index	USD	2,450.00	12/17/2021	USD	2,790,261	9	170,370	153,270
Put - S&P 500® Index	USD	2,500.00	06/18/2021	USD	3,100,290	10	212,030	150,990
Put - S&P 500® Index	USD	2,500.00	12/17/2021	USD	3,100,290	10	202,080	188,000
Put - S&P 500® Index	USD	2,600.00	12/17/2021	USD	2,790,261	9	210,583	187,650
Put - S&P 500® Index	USD	2,650.00	12/17/2021	USD	2,170,203	7	174,062	141,610

Total							$54,341,167	$17,338,959

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$580,603,602	$—	$—	$580,603,602
Other Investment Company	18,856,278	—	—	18,856,278
Repurchase Agreement	—	433,470,560	—	433,470,560
Exchange-Traded Options Purchased	17,338,959	—	—	17,338,959

Total Investments	$616,798,839	$433,470,560	$—	$1,050,269,399

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,308,617, collateralized by cash collateral of $18,856,278 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,874,336. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2020.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Unaffiliated investments, at value (cost $606,601,254) (including securities loaned of $20,308,617)	$616,798,839
Repurchase agreement, at value (cost $433,470,560)	433,470,560
Cash	4,575
Receivables and other assets:
Net income from securities lending	11,250
Shares of beneficial interest sold	426,242
Dividends	197,079
Prepaid expenses	4,735

Total assets	1,050,913,280

Liabilities:
Cash collateral received upon return of:
Securities on loan	18,856,278
Payables and other liabilities:
Shares of beneficial interest redeemed	257
Investment management fees	512,237
Distribution and service fees	225,750
Transfer agent costs	1,708
Trustees, CCO and deferred compensation fees	7,472
Audit and tax fees	13,279
Custody fees	20,301
Legal fees	2,687
Printing and shareholder reports fees	37,587
Other accrued expenses	24,725

Total liabilities	19,702,281

Net assets	$1,031,210,999

Net assets consist of:
Capital stock ($0.01 par value)	$843,743
Additional paid-in capital	944,917,775
Total distributable earnings (accumulated losses)	85,449,481

Net assets	$1,031,210,999

Shares outstanding	84,374,329

Net asset value and offering price per share	$12.22

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$5,661,111
Interest income from unaffiliated investments	25,429
Net income from securities lending	72,947

Total investment income	5,759,487

Expenses:
Investment management fees	3,027,037
Distribution and service fees	1,334,706
Transfer agent costs	7,890
Trustees, CCO and deferred compensation fees	17,701
Audit and tax fees	14,206
Custody fees	32,450
Legal fees	28,793
Printing and shareholder reports fees	23,715
Other	28,855

Total expenses	4,515,353

Net investment income (loss)	1,244,134

Net realized gain (loss) on:
Unaffiliated investments	89,215,501

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(155,259,137)

Net realized and change in unrealized gain (loss)	(66,043,636)

Net increase (decrease) in net assets resulting from operations	$(64,799,502)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$1,244,134	$17,414,723
Net realized gain (loss)	89,215,501	15,053,482
Net change in unrealized appreciation (depreciation)	(155,259,137)	132,284,873

Net increase (decrease) in net assets resulting from operations	(64,799,502)	164,753,078

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(45,864,273)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(45,864,273)

Capital share transactions:
Proceeds from shares sold	5,801,186	4,584,232
Dividends and/or distributions reinvested	—	45,864,273
Cost of shares redeemed	(44,209,097)	(104,673,802)

Net increase (decrease) in net assets resulting from capital share transactions	(38,407,911)	(54,225,297)

Net increase (decrease) in net assets	(103,207,413)	64,663,508

Net assets:
Beginning of period/year	1,134,418,412	1,069,754,904

End of period/year	$1,031,210,999	$1,134,418,412

Capital share transactions - shares:
Shares issued	477,020	361,855
Shares reinvested	—	3,677,969
Shares redeemed	(3,516,419)	(8,365,227)

Net increase (decrease) in shares outstanding	(3,039,399)	(4,325,403)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.98		$11.66	$12.23	$11.20	$11.64		$11.99

Investment operations:
Net investment income (loss) (A)	0.01		0.20	0.19	0.15	0.12	(B)	0.17
Net realized and unrealized gain (loss)	(0.77)		1.66	(0.59)	1.02	(0.18)		(0.42)

Total investment operations	(0.76)		1.86	(0.40)	1.17	(0.06)		(0.25)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.21)	(0.17)	(0.14)	(0.13)		(0.10)
Net realized gains	—		(0.33)	—	—	(0.25)		—

Total dividends and/or distributions to shareholders	—		(0.54)	(0.17)	(0.14)	(0.38)		(0.10)

Net asset value, end of period/year	$12.22		$12.98	$11.66	$12.23	$11.20		$11.64

Total return	(5.86	)%(C)	16.06%	(3.31)%	10.47%	(0.67)%		(2.08)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,031,211		$1,134,418	$1,069,755	$1,229,743	$1,272,983		$1,220,431
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.85	%(E)	0.84%	0.84%	0.86%	0.86%		0.87%
Including waiver and/or reimbursement and recapture	0.85	%(E)	0.84%	0.84%	0.86%	0.86	%(B)	0.87%
Net investment income (loss) to average net assets	0.23	%(E)	1.56%	1.53%	1.32%	1.07	%(B)	1.38%
Portfolio turnover rate	44	%(C)	14%	6%	10%	103%		57%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation — Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$18,856,278	$—	$—	$—	$18,856,278
Total Borrowings	$18,856,278	$—	$—	$—	$18,856,278

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at June 30, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$17,338,959	$—	$—	$17,338,959
Total	$—	$—	$17,338,959	$—	$—	$17,338,959

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$39,452,858	$—	$—	$39,452,858
Total	$—	$—	$39,452,858	$—	$—	$39,452,858

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(31,667,101)	$—	$—	$(31,667,101)
Total	$—	$—	$(31,667,101)	$—	$—	$(31,667,101)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Options:
Average value of option contracts purchased	$17,892,981

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.57%
Over $750 million up to $1.5 billion	0.56
Over $1.5 billion up to $2.5 billion	0.54
Over $2.5 billion up to $3 billion	0.52
Over $3 billion	0.51

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.97%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales/Maturities of Securities
Long-Term	Long-Term
$ 332,255,670	$ 800,170,413

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,040,071,814	$ 47,199,793	$ (37,002,208)	$ 10,197,585

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

MANAGEMENT, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Legg Mason Dynamic Allocation – Balanced VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Portfolio between TAM and QS Investors, LLC (the “Sub-Adviser”) and the renewal of the investment sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and, together with the Management Agreement and the Sub-Advisory Agreement, the “Agreements”) with respect to the Portfolio between the Sub-Adviser and Western Asset Management Company (“the Sub-Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement, Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM, the Sub-Adviser and the Sub-Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM, the Sub-Adviser and the Sub-Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM, the Sub-Adviser and the Sub-Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser and the Sub-Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM, the Sub-Adviser or the Sub-Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM, the Sub-Adviser and the Sub-Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s, the Sub-Adviser’s and the Sub-Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management teams of the Sub-Adviser and the Sub-Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

MANAGEMENT, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM, the Sub-Adviser and the Sub-Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its composite benchmark, each for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services and the Sub-Sub-Adviser for sub-sub-advisory services, noting that TAM pays sub-advisory fees to the Sub-Adviser and that the sub-sub-advisory fee payable to the Sub-Sub-Adviser is paid by the Sub-Adviser and not the Portfolio or TAM. The Board also considered the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management, sub-advisory and sub-sub-advisory fees to be received by TAM, the Sub-Adviser and the Sub-Sub-Adviser under the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Balanced VP

MANAGEMENT, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM, the Sub-Adviser or the Sub-Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the Sub-Sub-Adviser’s sub-sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Adviser and the Sub-Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates, the Sub-Adviser and/or the Sub-Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, the Sub-Adviser and/or the Sub-Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser and the Sub-Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$927.70	$4.12	$1,020.60	$4.32	0.86%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreement	54.0%
U.S. Equity Funds	27.2
U.S. Fixed Income Funds	13.8
Other Investment Company	2.8
International Equity Fund	2.5
Exchange-Traded Options Purchased	2.4
Net Other Assets (Liabilities)	(2.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 43.5%
International Equity Fund - 2.5%
iShares MSCI EAFE ETF	185,377	$ 11,283,898

U.S. Equity Funds - 27.2%
iShares Core S&P 500 ETF	287,142	88,925,006
SPDR S&P 500 ETF Trust (A)	67,444	20,797,032
Vanguard Small-Cap ETF (A)	76,776	11,187,798

		120,909,836

U.S. Fixed Income Funds - 13.8%
iShares 20+ Year Treasury Bond ETF (A)	62,931	10,316,279
iShares Core U.S. Aggregate Bond ETF	120,195	14,208,251
Vanguard Total Bond Market ETF	413,897	36,563,661

		61,088,191

Total Exchange-Traded Funds (Cost $178,292,744)		193,281,925

OTHER INVESTMENT COMPANY - 2.8%
Securities Lending Collateral - 2.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (B)	12,297,790	12,297,790

Total Other Investment Company (Cost $12,297,790)		12,297,790

Principal	Value
REPURCHASE AGREEMENT - 54.0%

Fixed Income Clearing Corp., 0.00% (B), dated 06/30/2020, to be repurchased at $239,699,089 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $244,493,121.

$ 239,699,089	$ 239,699,089

Total Repurchase Agreement (Cost $239,699,089)	239,699,089

Total Investments Excluding Options Purchased (Cost $430,289,623)	445,278,804
Total Options Purchased - 2.4% (Cost $34,077,252)	10,856,957

Total Investments (Cost $464,366,875)	456,135,761
Net Other Assets (Liabilities) - (2.7)%	(11,948,185)

Net Assets - 100.0%	$ 444,187,576

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	1,800.00	6/18/2021	USD	95,178,903	307	$5,028,831	$1,216,027
Put - S&P 500® Index	USD	1,850.00	6/18/2021	USD	94,558,845	305	5,429,695	1,285,575
Put - S&P 500® Index	USD	1,900.00	6/18/2021	USD	100,139,367	323	6,236,640	1,625,982
Put - S&P 500® Index	USD	1,950.00	6/18/2021	USD	106,960,005	345	7,169,567	1,790,550
Put - S&P 500® Index	USD	2,100.00	6/18/2021	USD	35,653,335	115	1,861,828	835,015
Put - S&P 500® Index	USD	2,150.00	6/18/2021	USD	35,653,335	115	2,011,362	882,625
Put - S&P 500® Index	USD	2,250.00	6/18/2021	USD	37,203,480	120	2,423,402	1,058,400
Put - S&P 500® Index	USD	2,300.00	6/18/2021	USD	41,233,857	133	2,846,748	1,363,117
Put - S&P 500® Index	USD	2,400.00	6/18/2021	USD	3,720,348	12	230,496	137,988
Put - S&P 500® Index	USD	2,450.00	6/18/2021	USD	3,720,348	12	247,188	157,104
Put - S&P 500® Index	USD	2,450.00	12/17/2021	USD	2,480,232	8	151,440	136,240
Put - S&P 500® Index	USD	2,500.00	6/18/2021	USD	1,860,174	6	127,218	90,594
Put - S&P 500® Index	USD	2,500.00	12/17/2021	USD	1,860,174	6	121,248	112,800
Put - S&P 500® Index	USD	2,600.00	12/17/2021	USD	1,550,145	5	116,991	104,250
Put - S&P 500® Index	USD	2,650.00	12/17/2021	USD	930,087	3	74,598	60,690

Total							$34,077,252	$10,856,957

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$193,281,925	$—	$—	$193,281,925
Other Investment Company	12,297,790	—	—	12,297,790
Repurchase Agreement	—	239,699,089	—	239,699,089
Exchange-Traded Options Purchased	10,856,957	—	—	10,856,957

Total Investments	$216,436,672	$239,699,089	$—	$456,135,761

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $12,401,805, collateralized by cash collateral of $12,297,790 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $361,333. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2020.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Unaffiliated investments, at value (cost $224,667,786) (including securities loaned of $12,401,805)	$216,436,672
Repurchase agreement, at value (cost $239,699,089)	239,699,089
Cash	686
Receivables and other assets:
Investments sold	712,346
Net income from securities lending	4,087
Shares of beneficial interest sold	40,985
Dividends	92,145
Prepaid expenses	2,058

Total assets	456,988,068

Liabilities:
Cash collateral received upon return of:
Securities on loan	12,297,790
Payables and other liabilities:
Shares of beneficial interest redeemed	118,936
Investment management fees	226,026
Distribution and service fees	97,425
Transfer agent costs	801
Trustees, CCO and deferred compensation fees	3,382
Audit and tax fees	11,431
Custody fees	9,570
Legal fees	1,541
Printing and shareholder reports fees	21,469
Other accrued expenses	12,121

Total liabilities	12,800,492

Net assets	$444,187,576

Net assets consist of:
Capital stock ($0.01 par value)	$349,504
Additional paid-in capital	408,644,021
Total distributable earnings (accumulated losses)	35,194,051

Net assets	$444,187,576

Shares outstanding	34,950,433

Net asset value and offering price per share	$12.71

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$1,909,874
Interest income from unaffiliated investments	32,899
Net income from securities lending	31,266

Total investment income	1,974,039

Expenses:
Investment management fees	1,352,502
Distribution and service fees	582,975
Transfer agent costs	3,488
Trustees, CCO and deferred compensation fees	7,744
Audit and tax fees	11,523
Custody fees	15,082
Legal fees	12,793
Printing and shareholder reports fees	13,305
Other	14,527

Total expenses	2,013,939

Net investment income (loss)	(39,900)

Net realized gain (loss) on:
Unaffiliated investments	53,133,269

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(88,749,833)

Net realized and change in unrealized gain (loss)	(35,616,564)

Net increase (decrease) in net assets resulting from operations	$(35,656,464)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$(39,900)	$7,284,199
Net realized gain (loss)	53,133,269	5,803,748
Net change in unrealized appreciation (depreciation)	(88,749,833)	64,180,817

Net increase (decrease) in net assets resulting from operations	(35,656,464)	77,268,764

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(23,877,670)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(23,877,670)

Capital share transactions:
Proceeds from shares sold	4,743,321	2,128,795
Dividends and/or distributions reinvested	—	23,877,670
Cost of shares redeemed	(28,973,865)	(58,469,156)

Net increase (decrease) in net assets resulting from capital share transactions	(24,230,544)	(32,462,691)

Net increase (decrease) in net assets	(59,887,008)	20,928,403

Net assets:
Beginning of period/year	504,074,584	483,146,181

End of period/year	$444,187,576	$504,074,584

Capital share transactions - shares:
Shares issued	363,265	162,238
Shares reinvested	—	1,850,982
Shares redeemed	(2,201,235)	(4,445,586)

Net increase (decrease) in shares outstanding	(1,837,970)	(2,432,366)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$13.70		$12.32	$13.09	$11.68	$12.14		$12.59

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	0.19	0.17	0.15	0.11	(C)	0.15
Net realized and unrealized gain (loss)	(0.99)		1.85	(0.78)	1.38	(0.23)		(0.52)

Total investment operations	(0.99)		2.04	(0.61)	1.53	(0.12)		(0.37)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.19)	(0.16)	(0.12)	(0.12)		(0.08)
Net realized gains	—		(0.47)	—	—	(0.22)		—

Total dividends and/or distributions to shareholders	—		(0.66)	(0.16)	(0.12)	(0.34)		(0.08)

Net asset value, end of period/year	$12.71		$13.70	$12.32	$13.09	$11.68		$12.14

Total return	(7.23	)%(D)	16.83%	(4.73)%	13.21%	(0.99)%		(2.95)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$444,188		$504,075	$483,146	$563,131	$576,726		$595,643
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.86	%(F)	0.86%	0.86%	0.89%	0.89%		0.89%
Including waiver and/or reimbursement and recapture	0.86	%(F)	0.86%	0.86%	0.89%	0.89	%(C)	0.89%
Net investment income (loss) to average net assets	(0.02	)%(F)	1.47%	1.27%	1.17%	0.90	%(C)	1.24%
Portfolio turnover rate	46	%(D)	16%	8%	9%	182%		80%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Legg Mason Dynamic Allocation — Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$12,297,790	$—	$—	$—	$12,297,790
Total Borrowings	$12,297,790	$—	$—	$—	$12,297,790

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at June 30, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$10,856,957	$—	$—	$10,856,957
Total	$—	$—	$10,856,957	$—	$—	$10,856,957

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$24,762,698	$—	$—	$24,762,698
Total	$—	$—	$24,762,698	$—	$—	$24,762,698

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(19,854,965)	$—	$—	$(19,854,965)
Total	$—	$—	$(19,854,965)	$—	$—	$(19,854,965)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Options:
Average value of option contracts purchased	$11,221,977

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.58%
Over $750 million up to $1.5 billion	0.57
Over $1.5 billion up to $2.5 billion	0.55
Over $2.5 billion up to $3 billion	0.53
Over $3 billion	0.52

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	0.99%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding in-kind transactions and short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 135,138,977	$ 397,419,662

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 464,366,875	$ 14,989,181	$ (23,220,295)	$ (8,231,114)

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

MANAGEMENT, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Legg Mason Dynamic Allocation – Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Portfolio between TAM and QS Investors, LLC (the “Sub-Adviser”) and the renewal of the investment sub-sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and, together with the Management Agreement and the Sub-Advisory Agreement, the “Agreements”) with respect to the Portfolio between the Sub-Adviser and Western Asset Management Company (“the Sub-Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM, the Sub-Adviser and the Sub-Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM, the Sub-Adviser and the Sub-Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM, the Sub-Adviser and the Sub-Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser and the Sub-Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM, the Sub-Adviser or the Sub-Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM, the Sub-Adviser and the Sub-Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s, the Sub-Adviser’s and the Sub-Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management teams of the Sub-Adviser and the Sub-Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

MANAGEMENT, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM, the Sub-Adviser and the Sub-Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its composite benchmark, each for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services and the Sub-Sub-Adviser for sub-sub-advisory services, noting that TAM pays sub-advisory fees to the Sub-Adviser and that the sub-sub-advisory fee payable to the Sub-Sub-Adviser is paid by the Sub-Adviser and not the Portfolio or TAM. The Board also considered the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management, sub-advisory and sub-sub-advisory fees to be received by TAM, the Sub-Adviser and the Sub-Sub-Adviser under the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Legg Mason Dynamic Allocation – Growth VP

MANAGEMENT, SUB-ADVISORY AND SUB-SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM, the Sub-Adviser or the Sub-Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the Sub-Sub-Adviser’s sub-sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Adviser and the Sub-Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates, the Sub-Adviser and/or the Sub-Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, the Sub-Adviser and/or the Sub-Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser and the Sub-Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement, the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Service Class	$1,000.00	$807.40	$5.39	$1,018.90	$6.02	1.20%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.6%
Net Other Assets (Liabilities)	4.4
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 95.6%
Aerospace & Defense - 2.1%
Raytheon Technologies Corp.	5,831	$ 359,306

Automobiles - 4.0%
General Motors Co.	26,835	678,925

Banks - 6.4%
Citigroup, Inc.	11,798	602,878
JPMorgan Chase & Co.	4,927	463,433

		1,066,311

Beverages - 3.3%
Primo Water Corp.	40,151	552,076

Biotechnology - 5.5%
AbbVie, Inc.	9,476	930,354

Capital Markets - 4.2%
KKR & Co., Inc.	4,435	136,953
Morgan Stanley	11,920	575,736

		712,689

Chemicals - 4.0%
DuPont de Nemours, Inc.	12,708	675,176

Communications Equipment - 0.5%
CommScope Holding Co., Inc. (A)	9,260	77,136

Containers & Packaging - 0.6%
International Paper Co.	2,927	103,060

Diversified Financial Services - 4.6%
Berkshire Hathaway, Inc., Class B (A)	4,370	780,089

Diversified Telecommunication Services - 1.8%
Verizon Communications, Inc.	5,405	297,978

Electric Utilities - 2.8%
Exelon Corp.	13,076	474,528

Electrical Equipment - 4.3%
Eaton Corp. PLC	8,202	717,511

Electronic Equipment, Instruments & Components - 0.6%
Corning, Inc.	3,782	97,954

Food & Staples Retailing - 3.1%
Walmart, Inc.	4,332	518,887

Food Products - 9.4%
Archer-Daniels-Midland Co.	18,036	719,637
Post Holdings, Inc. (A)	1,384	121,266
TreeHouse Foods, Inc. (A)	8,228	360,386
Tyson Foods, Inc., Class A	6,315	377,069

		1,578,358

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 0.5%
Quest Diagnostics, Inc.	709	$ 80,798

Insurance - 3.1%
American International Group, Inc.	16,500	514,470

IT Services - 2.5%
International Business Machines Corp.	3,442	415,690

Media - 1.5%
Comcast Corp., Class A	6,311	246,003

Multi-Utilities - 3.1%
CenterPoint Energy, Inc.	28,049	523,675

Oil, Gas & Consumable Fuels - 7.4%
Chevron Corp.	4,765	425,181
Exxon Mobil Corp.	7,052	315,365
Phillips 66	2,981	214,334
Williams Cos., Inc.	15,139	287,944

		1,242,824

Pharmaceuticals - 5.2%
Johnson & Johnson	2,603	366,060
Pfizer, Inc.	15,302	500,375

		866,435

Semiconductors & Semiconductor Equipment - 5.5%
Intel Corp.	15,469	925,510

Specialty Retail - 5.3%
Lowe’s Cos., Inc.	3,537	477,919
TJX Cos., Inc.	8,268	418,030

		895,949

Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	904	329,779

Wireless Telecommunication Services - 2.3%
Vodafone Group PLC, ADR	23,952	381,795

Total Common Stocks (Cost $15,592,527)		16,043,266

Total Investments (Cost $15,592,527)		16,043,266
Net Other Assets (Liabilities) - 4.4%		745,189

Net Assets - 100.0%		$ 16,788,455

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$16,043,266	$—	$—	$16,043,266

Total Investments	$16,043,266	$—	$—	$16,043,266

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $15,592,527)	$16,043,266
Cash	621,713
Receivables and other assets:
Investments sold	104,710
Net income from securities lending	12
Shares of beneficial interest sold	114,379
Dividends	13,375
Prepaid expenses	71

Total assets	16,897,526

Liabilities:
Payables and other liabilities:
Investments purchased	77,682
Shares of beneficial interest redeemed	13
Investment management fees	10,509
Distribution and service fees	3,759
Transfer agent costs	1
Trustees, CCO and deferred compensation fees	9
Audit and tax fees	10,640
Custody fees	4,941
Legal fees	82
Printing and shareholder reports fees	324
Other accrued expenses	1,111

Total liabilities	109,071

Net assets	$16,788,455

Net assets consist of:
Capital stock ($0.01 par value)	$19,826
Additional paid-in capital	17,773,975
Total distributable earnings (accumulated losses)	(1,005,346)

Net assets	$16,788,455

Shares outstanding	1,982,626

Net asset value and offering price per share	$8.47

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$229,230
Net income from securities lending	193
Withholding taxes on foreign income	(718)

Total investment income	228,705

Expenses:
Investment management fees	45,956
Distribution and service fees	17,675
Transfer agent costs	86
Trustees, CCO and deferred compensation fees	165
Audit and tax fees	10,760
Custody fees	6,365
Legal fees	482
Printing and shareholder reports fees	571
Other	1,718

Total expenses before waiver and/or reimbursement and recapture	83,778

Expense waived and/or reimbursed	(897)
Recapture of previously waived and/or reimbursed fees	1,916

Net expenses	84,797

Net investment income (loss)	143,908

Net realized gain (loss) on:
Investments	(1,809,235)

Net change in unrealized appreciation (depreciation) on:
Investments	73,262

Net realized and change in unrealized gain (loss)	(1,735,973)

Net increase (decrease) in net assets resulting from operations	$(1,592,065)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$143,908	$117,346
Net realized gain (loss)	(1,809,235)	144,811
Net change in unrealized appreciation (depreciation)	73,262	693,632

Net increase (decrease) in net assets resulting from operations	(1,592,065)	955,789

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(45,616)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(45,616)

Capital share transactions:
Proceeds from shares sold	8,879,292	9,144,003
Dividends and/or distributions reinvested	—	45,616
Cost of shares redeemed	(3,377,193)	(325,291)

Net increase (decrease) in net assets resulting from capital share transactions	5,502,099	8,864,328

Net increase (decrease) in net assets	3,910,034	9,774,501

Net assets:
Beginning of period/year	12,878,421	3,103,920

End of period/year	$16,788,455	$12,878,421

Capital share transactions - shares:
Shares issued	1,164,893	910,630
Shares reinvested	—	4,762
Shares redeemed	(409,662)	(32,265)

Net increase (decrease) in shares outstanding	755,231	883,127

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$10.49		$9.02	$10.21	$10.00

Investment operations:
Net investment income (loss) (B)	0.09		0.16	0.12	0.02
Net realized and unrealized gain (loss)	(2.11)		1.37	(1.22)	0.19

Total investment operations	(2.02)		1.53	(1.10)	0.21

Dividends and/or distributions to shareholders:
Net investment income	—		(0.03)	(0.02)	—
Net realized gains	—		(0.03)	(0.07)	—

Total dividends and/or distributions to shareholders	—		(0.06)	(0.09)	—

Net asset value, end of period/year	$8.47		$10.49	$9.02	$10.21

Total return	(19.26	)%(C)	17.00%	(10.86)%	2.10	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$16,788		$12,878	$3,104	$1,021
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18	%(D)	1.49%	3.27%	15.95	%(D)
Including waiver and/or reimbursement and recapture	1.20	%(D)	1.20%	1.20%	1.20	%(D)
Net investment income (loss) to average net assets	2.04	%(D)	1.59%	1.15%	0.77	%(D)
Portfolio turnover rate	99	%(C)	144%	159%	53	%(C)

(A)	Commenced operations on September 29, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Levin Large Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $711.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.65%
Over $750 million up to $1 billion	0.62
Over $1 billion up to $2 billion	0.60
Over $2 billion up to $3 billion	0.59
Over $3 billion	0.58

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.20%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018, December 31, 2019 and the period ended June 30, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2017	2018	2019	2020	Total
$ 34,654	$ 32,889	$ 22,705	$ 897	$ 91,145

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 19,108,060	$ —	$ 13,647,376	$ —

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 15,592,527	$ 934,724	$ (483,985)	$ 450,739

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Levin Large Cap Value VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Levin Easterly Partners LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for the period ended December 31, 2019. Based on these considerations, the Board determined that TAM

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant period in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its benchmark, each for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees noted that they had previously approved a reduction to the Portfolio’s management fee schedule, which took effect on August 1, 2019 and was not fully reflected in the comparative data. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Levin Large Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Service Class	$1,000.00	$993.50	$5.15	$1,019.70	$5.22	1.04%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	40.3%
Corporate Debt Securities	23.7
U.S. Government Obligations	17.6
U.S. Government Agency Obligations	12.1
Repurchase Agreement	3.0
Asset-Backed Securities	2.3
Other Investment Company	1.8
Municipal Government Obligations	0.7
Mortgage-Backed Security	0.2
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 40.3%
Aerospace & Defense - 0.5%
General Dynamics Corp.	5,300	$ 792,138

Banks - 1.5%
JPMorgan Chase & Co.	18,000	1,693,080
US Bancorp	27,000	994,140

		2,687,220

Beverages - 1.7%
Coca-Cola Co.	15,000	670,200
PepsiCo, Inc.	17,400	2,301,324

		2,971,524

Biotechnology - 1.2%
Amgen, Inc.	6,500	1,533,090
Gilead Sciences, Inc.	8,000	615,520

		2,148,610

Capital Markets - 3.0%
BlackRock, Inc.	4,700	2,557,223
CME Group, Inc.	6,000	975,240
Northern Trust Corp.	21,300	1,689,942

		5,222,405

Chemicals - 1.3%
Linde PLC	11,000	2,333,210

Communications Equipment - 1.7%
Cisco Systems, Inc.	62,500	2,915,000

Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	54,000	2,977,020

Electric Utilities - 1.1%
NextEra Energy, Inc.	7,800	1,873,326

Electrical Equipment - 0.7%
Emerson Electric Co.	20,000	1,240,600

Electronic Equipment, Instruments & Components - 0.9%
TE Connectivity, Ltd.	19,800	1,614,690

Food Products - 1.4%
Hershey Co.	6,200	803,644
Nestle SA, ADR	15,000	1,656,600

		2,460,244

Health Care Equipment & Supplies - 0.6%
Medtronic PLC	12,200	1,118,740

Hotels, Restaurants & Leisure - 1.6%
McDonald’s Corp.	10,800	1,992,276
Starbucks Corp.	10,000	735,900

		2,728,176

Household Products - 1.5%
Colgate-Palmolive Co.	12,500	915,750
Procter & Gamble Co.	14,000	1,673,980

		2,589,730

Industrial Conglomerates - 1.0%
3M Co.	11,300	1,762,687

Insurance - 0.9%
Travelers Cos., Inc.	14,000	1,596,700

IT Services - 1.9%
Accenture PLC, Class A	5,300	1,138,016
Automatic Data Processing, Inc.	5,400	804,006
Paychex, Inc.	18,000	1,363,500

		3,305,522

	Shares	Value
COMMON STOCKS (continued)
Machinery - 1.2%
Caterpillar, Inc.	15,800	$ 1,998,700

Media - 1.5%
Comcast Corp., Class A	68,000	2,650,640

Multi-Utilities - 1.2%
Dominion Energy, Inc.	25,300	2,053,854

Pharmaceuticals - 5.2%
Bristol-Myers Squibb Co.	43,000	2,528,400
Johnson & Johnson	21,000	2,953,230
Merck & Co., Inc.	23,000	1,778,590
Novartis AG, ADR	8,500	742,390
Pfizer, Inc.	32,500	1,062,750

		9,065,360

Road & Rail - 0.8%
Union Pacific Corp.	7,800	1,318,746

Semiconductors & Semiconductor Equipment - 2.3%
Analog Devices, Inc.	15,500	1,900,920
Texas Instruments, Inc.	16,200	2,056,914

		3,957,834

Specialty Retail - 2.4%
Home Depot, Inc.	12,700	3,181,477
Lowe’s Cos., Inc.	8,000	1,080,960

		4,262,437

Trading Companies & Distributors - 1.5%
Fastenal Co.	59,000	2,527,560

Total Common Stocks (Cost $59,291,922)		70,172,673

	Principal	Value
ASSET-BACKED SECURITIES - 2.3%
BMW Floorplan Master Owner Trust Series 2018-1, Class A2, 1-Month LIBOR + 0.32%, 0.50% (A), 05/15/2023 (B)	$ 175,000	174,084
CarMax Auto Owner Trust Series 2018-3, Class A3, 3.13%, 06/15/2023	197,831	202,108
Chesapeake Funding II LLC
Series 2017-4A, Class A1,
2.12%, 11/15/2029 (B)	162,139	163,256
Series 2018-1A, Class A1,
3.04%, 04/15/2030 (B)	236,732	241,917
Series 2018-2A, Class A1,
3.23%, 08/15/2030 (B)	85,156	86,737
Series 2018-3A, Class B,
3.62%, 01/15/2031 (B)	100,000	104,652
CNH Equipment Trust Series 2019-A, Class A4, 3.22%, 01/15/2026	130,000	137,079
Dell Equipment Finance Trust Series 2019-2, Class A3, 1.91%, 10/22/2024 (B)	550,000	557,831
Enterprise Fleet Financing LLC
Series 2017-3, Class A2,
2.13%, 05/22/2023 (B)	86,673	86,914

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC (continued)
Series 2017-3, Class A3,
2.36%, 05/20/2023 (B)	$ 105,000	$ 106,323
Series 2019-3, Class A2,
2.06%, 05/20/2025 (B)	635,000	644,350
Evergreen Credit Card Trust Series 2019-1, Class B, 3.59%, 01/15/2023 (B)	400,000	405,000
GreatAmerica Leasing Receivables Funding LLC Series 2020-1, Class A2, 1.76%, 06/15/2022 (B)	100,000	100,843
Verizon Owner Trust
Series 2018-A, Class A1A,
3.23%, 04/20/2023	360,000	367,928
Series 2020-A, Class B,
1.98%, 07/22/2024	150,000	151,334
Wheels SPV 2 LLC Series 2019-1A, Class A2, 2.30%, 05/22/2028 (B)	435,516	439,470

Total Asset-Backed Securities (Cost $3,908,183)		3,969,826

CORPORATE DEBT SECURITIES - 23.7%
Aerospace & Defense - 0.3%
Boeing Co. 5.81%, 05/01/2050	150,000	177,148
Northrop Grumman Corp. 2.93%, 01/15/2025	250,000	270,400

		447,548

Air Freight & Logistics - 0.1%
FedEx Corp. 3.80%, 05/15/2025	150,000	166,742

Airlines - 0.1%
Southwest Airlines Co. 5.25%, 05/04/2025	150,000	158,347

Banks - 4.6%
Bank of America Corp.
Fixed until 07/21/2022, 2.82% (A), 07/21/2023, MTN	500,000	519,344
Fixed until 10/01/2024, 3.09% (A), 10/01/2025, MTN	300,000	324,553
Bank of Montreal 3.30%, 02/05/2024, MTN	165,000	179,209
Citigroup, Inc. Fixed until 04/23/2028, 4.08% (A), 04/23/2029	400,000	456,350
Fifth Third Bancorp 2.55%, 05/05/2027	225,000	241,037
Fifth Third Bank NA 3.35%, 07/26/2021	250,000	256,890
Huntington Bancshares, Inc. 2.55%, 02/04/2030	150,000	155,060
Huntington National Bank 3.55%, 10/06/2023	500,000	546,180
JPMorgan Chase & Co.
2.97%, 01/15/2023	250,000	258,867
3.13%, 01/23/2025	400,000	435,955
Fixed until 04/01/2025 (C), 4.00% (A) (D)	350,000	309,561

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
KeyCorp 5.10%, 03/24/2021, MTN	$ 750,000	$ 775,010
Mitsubishi UFJ Financial Group, Inc. 3.20%, 07/18/2029	400,000	437,416
National Securities Clearing Corp. 1.50%, 04/23/2025 (B)	200,000	204,553
PNC Bank NA 2.70%, 10/22/2029	125,000	133,526
PNC Financial Services Group, Inc. 3.45%, 04/23/2029	500,000	574,884
Regions Financial Corp.
2.25%, 05/18/2025	250,000	261,812
2.75%, 08/14/2022	300,000	312,447
3.20%, 02/08/2021 (D)	100,000	101,191
Royal Bank of Canada 1.15%, 06/10/2025, MTN	500,000	500,859
Truist Bank 2.25%, 03/11/2030	150,000	151,404
Truist Financial Corp.
1.95%, 06/05/2030, MTN	200,000	203,326
Fixed until 03/01/2030 (C), 5.10% (A)	225,000	232,335
Wells Fargo & Co.
Fixed until 04/30/2025, 2.19% (A), 04/30/2026	250,000	258,492
Fixed until 06/02/2027, 2.39% (A), 06/02/2028, MTN	200,000	206,643

		8,036,904

Beverages - 0.1%
Keurig Dr. Pepper, Inc. 3.80%, 05/01/2050	200,000	225,991

Biotechnology - 0.1%
AbbVie, Inc. 3.75%, 11/14/2023	225,000	244,558

Building Products - 0.1%
Carrier Global Corp. 3.58%, 04/05/2050 (B)	100,000	98,431

Capital Markets - 1.5%
Bank of New York Mellon Corp. Fixed until 09/20/2025 (C), 4.70% (A)	200,000	208,000
Cboe Global Markets, Inc. 3.65%, 01/12/2027	235,000	264,048
Credit Suisse Group AG Fixed until 06/05/2025, 2.19% (A), 06/05/2026 (B)	450,000	455,759
Goldman Sachs Group, Inc. Fixed until 09/29/2024, 3.27% (A), 09/29/2025	500,000	538,840
Intercontinental Exchange, Inc. 2.35%, 09/15/2022	300,000	311,853
Morgan Stanley
Fixed until 04/28/2025, 2.19% (A), 04/28/2026	125,000	130,151
3.88%, 01/27/2026, MTN	250,000	282,801
4.30%, 01/27/2045	250,000	314,627
State Street Corp. Fixed until 11/01/2029, 3.03% (A), 11/01/2034	125,000	134,295

		2,640,374

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 0.2%
DuPont de Nemours, Inc. 4.73%, 11/15/2028	$ 175,000	$ 210,518
E.I. du Pont de Nemours and Co. 1.70%, 07/15/2025	100,000	103,246

		313,764

Construction Materials - 0.3%
Vulcan Materials Co. 3.50%, 06/01/2030	425,000	462,965

Consumer Finance - 0.6%
American Express Co. 2.50%, 08/01/2022	200,000	207,128
Capital One Financial Corp. 3.30%, 10/30/2024	500,000	537,991
John Deere Capital Corp. 1.75%, 03/09/2027, MTN	200,000	207,978
Synchrony Financial 3.70%, 08/04/2026	100,000	103,504

		1,056,601

Containers & Packaging - 0.6%
WRKCo, Inc.
3.00%, 06/15/2033	300,000	312,474
3.75%, 03/15/2025	300,000	331,636
3.90%, 06/01/2028	325,000	360,475

		1,004,585

Diversified Consumer Services - 0.2%
Ford Foundation 2.42%, 06/01/2050	350,000	358,705

Diversified Financial Services - 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 09/15/2023 (E)	200,000	200,024
Berkshire Hathaway, Inc. 3.13%, 03/15/2026	100,000	111,855
USAA Capital Corp. 2.13%, 05/01/2030 (B)	150,000	154,473

		466,352

Diversified Telecommunication Services - 1.0%
AT&T, Inc.
3.00%, 02/15/2022	400,000	416,474
4.75%, 05/15/2046	75,000	89,913
Verizon Communications, Inc.
3.88%, 02/08/2029	250,000	295,474
4.33%, 09/21/2028	478,000	575,284
4.40%, 11/01/2034	300,000	373,535

		1,750,680

Electric Utilities - 0.4%
Duke Energy Corp. 3.75%, 09/01/2046	250,000	283,157
Florida Power & Light Co. 2.85%, 04/01/2025	200,000	219,153
Interstate Power & Light Co. 3.50%, 09/30/2049 (D)	225,000	244,310

		746,620

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (B)	$ 292,000	$ 315,130
4.00%, 12/21/2025 (B)	20,000	21,979

		337,109

Entertainment - 0.1%
Walt Disney Co. 3.80%, 03/22/2030	150,000	175,431

Equity Real Estate Investment Trusts - 0.4%
Brixmor Operating Partnership, LP 3.65%, 06/15/2024	250,000	259,025
Healthpeak Properties, Inc. 3.25%, 07/15/2026	350,000	382,502

		641,527

Food & Staples Retailing - 0.8%
Costco Wholesale Corp.
1.60%, 04/20/2030	350,000	353,439
1.75%, 04/20/2032	200,000	202,653
Sysco Corp. 5.95%, 04/01/2030	150,000	188,416
Walgreens Boots Alliance, Inc.
3.45%, 06/01/2026	250,000	270,799
4.50%, 11/18/2034	300,000	335,373

		1,350,680

Food Products - 0.5%
General Mills, Inc. 2.88%, 04/15/2030	75,000	81,659
Hershey Co. 0.90%, 06/01/2025	350,000	352,010
Hormel Foods Corp. 1.80%, 06/11/2030	150,000	152,702
Mars, Inc. 3.95%, 04/01/2049 (B)	300,000	373,780

		960,151

Gas Utilities - 0.2%
Dominion Energy Gas Holdings LLC 3.00%, 11/15/2029	250,000	267,759

Health Care Providers & Services - 1.5%
Anthem, Inc. 2.38%, 01/15/2025	400,000	424,539
Cigna Corp.
4.38%, 10/15/2028	50,000	59,175
4.90%, 12/15/2048	100,000	131,811
CVS Health Corp.
2.63%, 08/15/2024	400,000	427,101
5.13%, 07/20/2045	250,000	322,125
Health Care Service Corp. 2.20%, 06/01/2030 (B)	350,000	350,405
Humana, Inc. 2.50%, 12/15/2020	250,000	252,254
UnitedHealth Group, Inc. 3.70%, 08/15/2049 (D)	500,000	591,532

		2,558,942

Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corp.
2.13%, 03/01/2030, MTN	200,000	205,067
4.20%, 04/01/2050, MTN	75,000	90,932

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
McDonald’s Corp. (continued)
4.88%, 12/09/2045, MTN	$ 250,000	$ 319,920

		615,919

Household Products - 0.1%
Kimberly-Clark Corp. 3.10%, 03/26/2030	200,000	227,736

Industrial Conglomerates - 0.2%
Carlisle Cos., Inc. 3.50%, 12/01/2024	200,000	216,418
General Electric Co. 3.45%, 05/01/2027	125,000	127,939

		344,357

Insurance - 0.9%
Aflac, Inc.
3.63%, 11/15/2024	300,000	339,103
4.75%, 01/15/2049	250,000	322,043
American International Group, Inc. 4.75%, 04/01/2048	300,000	361,715
Five Corners Funding Trust II 2.85%, 05/15/2030 (B)	250,000	258,537
Liberty Mutual Group, Inc. 3.95%, 05/15/2060 (B)	100,000	105,184
Teachers Insurance & Annuity Association of America 3.30%, 05/15/2050 (B)	200,000	206,127

		1,592,709

Internet & Direct Marketing Retail - 0.6%
Amazon.com, Inc. 2.80%, 08/22/2024	300,000	325,956
eBay, Inc. 1.90%, 03/11/2025	150,000	154,790
Expedia Group, Inc. 3.25%, 02/15/2030	600,000	559,407

		1,040,153

IT Services - 0.9%
Broadridge Financial Solutions, Inc. 2.90%, 12/01/2029	450,000	481,006
Fiserv, Inc. 3.50%, 07/01/2029	400,000	449,648
PayPal Holdings, Inc. 2.40%, 10/01/2024	450,000	477,613
Western Union Co. 2.85%, 01/10/2025	150,000	156,294

		1,564,561

Machinery - 0.3%
Otis Worldwide Corp. 2.57%, 02/15/2030 (B)	175,000	183,866
Xylem, Inc. 2.25%, 01/30/2031	350,000	352,201

		536,067

Media - 0.4%
Comcast Corp.
3.40%, 04/01/2030	50,000	57,100
4.15%, 10/15/2028	350,000	419,572
Discovery Communications LLC 5.00%, 09/20/2037	250,000	295,895

		772,567

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 3.0%
BP Capital Markets America, Inc. 3.12%, 05/04/2026	$ 200,000	$ 218,597
BP Capital Markets PLC Fixed until 03/22/2030 (C), 4.88% (A)	575,000	593,687
ConocoPhillips Co. 4.15%, 11/15/2034	129,000	143,105
Energy Transfer Operating, LP 5.25%, 04/15/2029	100,000	109,575
Enterprise Products Operating LLC
3.75%, 02/15/2025	400,000	442,232
5.20%, 09/01/2020	300,000	302,271
Exxon Mobil Corp. 4.11%, 03/01/2046	225,000	270,710
Kinder Morgan, Inc. 5.55%, 06/01/2045	350,000	427,244
Marathon Petroleum Corp.
3.80%, 04/01/2028	300,000	319,461
4.70%, 05/01/2025	200,000	223,892
MPLX, LP 4.80%, 02/15/2029	150,000	166,871
Phillips 66
2.15%, 12/15/2030	500,000	485,353
4.65%, 11/15/2034	400,000	473,219
Sabine Pass Liquefaction LLC 4.50%, 05/15/2030 (B)	175,000	194,286
Valero Energy Corp. 6.63%, 06/15/2037	250,000	332,456
Valero Energy Partners, LP 4.50%, 03/15/2028	400,000	459,055

		5,162,014

Personal Products - 0.0% (F)
Estee Lauder Cos., Inc. 2.60%, 04/15/2030	75,000	81,597

Pharmaceuticals - 0.6%
Upjohn, Inc. 2.70%, 06/22/2030 (B)	350,000	359,202
Zoetis, Inc. 3.00%, 09/12/2027 - 05/15/2050	700,000	757,724

		1,116,926

Road & Rail - 0.2%
Norfolk Southern Corp. 3.25%, 12/01/2021	400,000	411,916

Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc. 4.15%, 11/15/2030 (B)	175,000	190,169
Intel Corp. 3.73%, 12/08/2047	400,000	474,602
Lam Research Corp. 1.90%, 06/15/2030	150,000	153,322
Micron Technology, Inc. 2.50%, 04/24/2023	200,000	207,853
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.15%, 05/01/2027 (B)	75,000	79,506

		1,105,452

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.6%
Citrix Systems, Inc. 4.50%, 12/01/2027	$ 70,000	$ 80,314
Intuit, Inc. 1.65%, 07/15/2030	250,000	249,251
Oracle Corp. 4.00%, 07/15/2046	325,000	384,027
salesforce.com, Inc. 3.70%, 04/11/2028	300,000	350,207

		1,063,799

Specialty Retail - 0.4%
Home Depot, Inc. 3.35%, 04/15/2050	125,000	142,817
Lowe’s Cos., Inc. 4.55%, 04/05/2049	400,000	503,399

		646,216

Technology Hardware, Storage & Peripherals - 0.1%
Dell International LLC / EMC Corp. 8.35%, 07/15/2046 (B)	75,000	100,034

Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc.
2.85%, 03/27/2030	75,000	83,405
3.38%, 03/27/2050	275,000	317,882

		401,287

Total Corporate Debt Securities (Cost $37,690,240)		41,254,076

MORTGAGE-BACKED SECURITY - 0.2%
Sequoia Mortgage Trust Series 2013-7, Class A2, 3.00% (A), 06/25/2043	343,123	355,904

Total Mortgage-Backed Security (Cost $345,267)		355,904

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.7%
Massachusetts - 0.0% (F)
University of Massachusetts Building Authority, Revenue Bonds, 6.57%, 05/01/2039	35,000	35,136

New York - 0.6%
Metropolitan Transportation Authority, Revenue Bonds, 6.55%, 11/15/2031	340,000	423,368
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 6.27%, 08/01/2039	500,000	501,270

		924,638

Oregon - 0.1%
Hillsboro School District No. 1, General Obligation Limited, 4.36%, 06/30/2034	200,000	220,652

Total Municipal Government Obligations (Cost $1,227,011)		1,180,426

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.1%
Federal Home Loan Mortgage Corp.
2.50%, 02/01/2032 - 10/01/2034	$ 1,038,200	$ 1,088,059
3.00%, 09/01/2042 - 10/01/2046	2,772,704	2,952,695
3.50%, 11/01/2040 - 12/01/2047	1,652,135	1,768,894
4.00%, 04/01/2033 - 03/01/2047	669,510	714,512
4.50%, 02/01/2025 - 05/01/2048	854,510	937,658
5.50%, 01/01/2037	43,114	49,513
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.65%, 08/25/2026	500,000	547,522
2.98%, 11/25/2025	350,000	378,552
3.12%, 06/25/2027	750,000	851,384
Federal Home Loan Mortgage Corp. REMIC 5.00%, 07/15/2036	157,290	179,197
Federal National Mortgage Association
2.49% (A), 03/25/2023	274,182	283,738
2.50%, 06/01/2031 - 10/01/2034	899,740	943,485
3.00%, 12/01/2028 - 03/01/2043	2,823,966	3,000,339
3.06% (A), 09/25/2027	647,036	705,062
3.20% (A), 11/25/2027	500,000	547,250
3.50%, 12/01/2031 - 08/01/2049	2,243,537	2,380,706
4.00%, 02/01/2035 - 12/01/2046	1,415,785	1,538,197
4.50%, 03/01/2039 - 07/01/2041	98,623	109,778
Federal National Mortgage Association REMIC
1.38%, 09/25/2027	940,869	950,624
2.50%, 04/25/2040	37,916	38,225
3.50%, 04/25/2031	314,393	339,742
FREMF Mortgage Trust
3.68% (A), 11/25/2047 (B)	274,000	282,440
4.49% (A), 01/25/2046 (B)	500,000	505,195
Government National Mortgage Association
3.50%, 12/15/2042	89,834	95,919
4.00%, 12/15/2039	9,804	10,594
4.50%, 08/15/2040	6,080	6,763

Total U.S. Government Agency Obligations (Cost $20,402,746)		21,206,043

U.S. GOVERNMENT OBLIGATIONS - 17.6%
U.S. Treasury - 17.3%
U.S. Treasury Bond
2.00%, 02/15/2050 (D)	800,000	916,187
2.50%, 02/15/2045	1,000,000	1,233,516
2.75%, 08/15/2042 (D)	750,000	961,523
2.75%, 11/15/2042	800,000	1,024,625
3.00%, 05/15/2047 (D)	900,000	1,226,742
3.00%, 02/15/2048	1,000,000	1,368,945
3.38%, 11/15/2048	500,000	734,727
3.75%, 08/15/2041 (D)	600,000	884,016
4.38%, 05/15/2041	500,000	795,156
U.S. Treasury Note
0.63%, 05/15/2030	250,000	249,307
1.50%, 08/15/2026 (D)	1,900,000	2,024,465
1.50%, 02/15/2030	115,000	124,317
1.63%, 08/15/2022	2,725,000	2,809,092
1.75%, 05/15/2022	2,000,000	2,059,062

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
2.00%, 11/15/2021	$ 3,000,000	$ 3,075,000
2.00%, 02/15/2023 - 08/15/2025 (D)	4,000,000	4,257,021
2.13%, 03/31/2024 (D)	1,200,000	1,285,687
2.38%, 05/15/2027 (D)	1,750,000	1,975,176
2.63%, 02/15/2029 (D)	1,000,000	1,171,797
2.88%, 05/15/2028	1,700,000	2,006,266

		30,182,627

U.S. Treasury Inflation-Protected Securities - 0.3%
U.S. Treasury Inflation-Indexed Bond 0.13%, 10/15/2024	499,770	523,418

Total U.S. Government Obligations (Cost $27,270,726)		30,706,045

	Shares	Value
OTHER INVESTMENT COMPANY - 1.8%
Securities Lending Collateral - 1.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (G)	3,057,214	3,057,214

Total Other Investment Company (Cost $3,057,214)		3,057,214

Principal	Value
REPURCHASE AGREEMENT - 3.0%

Fixed Income Clearing Corp., 0.00% (G), dated 06/30/2020, to be repurchased at $5,276,169 on 07/01/2020. Collateralized by a U.S. Government Obligation, 1.63%, due 05/31/2023, and with a value of $5,381,700.

$ 5,276,169	$ 5,276,169

Total Repurchase Agreement (Cost $5,276,169)	5,276,169

Total Investments (Cost $158,469,478)	177,178,376
Net Other Assets (Liabilities) - (1.7)%	(2,950,095)

Net Assets - 100.0%	$ 174,228,281

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$70,172,673	$—	$—	$70,172,673
Asset-Backed Securities	—	3,969,826	—	3,969,826
Corporate Debt Securities	—	41,254,076	—	41,254,076
Mortgage-Backed Security	—	355,904	—	355,904
Municipal Government Obligations	—	1,180,426	—	1,180,426
U.S. Government Agency Obligations	—	21,206,043	—	21,206,043
U.S. Government Obligations	—	30,706,045	—	30,706,045
Other Investment Company	3,057,214	—	—	3,057,214
Repurchase Agreement	—	5,276,169	—	5,276,169

Total Investments	$73,229,887	$103,948,489	$—	$177,178,376

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $7,550,433, representing 4.3% of the Portfolio’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $14,027,678, collateralized by cash collateral of $3,057,214 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $11,259,510. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after June 30, 2020. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Rates disclosed reflect the yields at June 30, 2020.
(H)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $153,193,309) (including securities loaned of $14,027,678)	$171,902,207
Repurchase agreement, at value (cost $5,276,169)	5,276,169
Receivables and other assets:
Investments sold	501,085
When-issued, delayed-delivery, forward and TBA commitments sold	749,677
Net income from securities lending	1,124
Shares of beneficial interest sold	139,294
Dividends	74,060
Interest	529,467
Tax reclaims	332
Prepaid expenses	819

Total assets	179,174,234

Liabilities:
Cash collateral received upon return of:
Securities on loan	3,057,214
Payables and other liabilities:
Investments purchased	448,989
When-issued, delayed-delivery, forward and TBA commitments purchased	1,247,550
Shares of beneficial interest redeemed	2,080
Investment management fees	111,514
Distribution and service fees	38,190
Transfer agent costs	257
Trustees, CCO and deferred compensation fees	1,057
Audit and tax fees	16,866
Custody fees	11,385
Legal fees	1,553
Printing and shareholder reports fees	5,030
Other accrued expenses	4,268

Total liabilities	4,945,953

Net assets	$174,228,281

Net assets consist of:
Capital stock ($0.01 par value)	$126,682
Additional paid-in capital	146,921,497
Total distributable earnings (accumulated losses)	27,180,102

Net assets	$174,228,281

Shares outstanding	12,668,205

Net asset value and offering price per share	$13.75

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$1,060,076
Interest income	1,223,111
Net income from securities lending	3,895
Withholding taxes on foreign income	(13,874)

Total investment income	2,273,208

Expenses:
Investment management fees	636,014
Distribution and service fees	217,813
Transfer agent costs	1,271
Trustees, CCO and deferred compensation fees	2,828
Audit and tax fees	17,032
Custody fees	17,210
Legal fees	6,015
Printing and shareholder reports fees	3,712
Other	5,521

Total expenses	907,416

Net investment income (loss)	1,365,792

Net realized gain (loss) on:
Investments	184,750

Net change in unrealized appreciation (depreciation) on:
Investments	(3,280,131)

Net realized and change in unrealized gain (loss)	(3,095,381)

Net increase (decrease) in net assets resulting from operations	$(1,729,589)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$1,365,792	$2,598,117
Net realized gain (loss)	184,750	4,439,354
Net change in unrealized appreciation (depreciation)	(3,280,131)	15,208,442

Net increase (decrease) in net assets resulting from operations	(1,729,589)	22,245,913

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(6,859,452)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(6,859,452)

Capital share transactions:
Proceeds from shares sold	7,965,275	34,212,938
Dividends and/or distributions reinvested	—	6,859,452
Cost of shares redeemed	(17,154,516)	(9,039,107)

Net increase (decrease) in net assets resulting from capital share transactions	(9,189,241)	32,033,283

Net increase (decrease) in net assets	(10,918,830)	47,419,744

Net assets:
Beginning of period/year	185,147,111	137,727,367

End of period/year	$174,228,281	$185,147,111

Capital share transactions - shares:
Shares issued	587,171	2,555,068
Shares reinvested	—	511,137
Shares redeemed	(1,297,615)	(671,733)

Net increase (decrease) in shares outstanding	(710,444)	2,394,472

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$13.84		$12.54	$13.08	$12.43	$11.86		$12.20

Investment operations:
Net investment income (loss) (A)	0.11		0.21	0.23	0.20	0.20	(B)	0.16
Net realized and unrealized gain (loss)	(0.20)		1.65	(0.32)	0.96	0.61		(0.15)

Total investment operations	(0.09)		1.86	(0.09)	1.16	0.81		0.01

Dividends and/or distributions to shareholders:
Net investment income	—		(0.21)	(0.19)	(0.21)	(0.16)		(0.12)
Net realized gains	—		(0.35)	(0.26)	(0.30)	(0.08)		(0.23)

Total dividends and/or distributions to shareholders	—		(0.56)	(0.45)	(0.51)	(0.24)		(0.35)

Net asset value, end of period/year	$13.75		$13.84	$12.54	$13.08	$12.43		$11.86

Total return	(0.65	)%(C)	14.94%	(0.75)%	9.52%	6.84%		0.15%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$174,228		$185,147	$137,727	$131,510	$115,986		$109,733
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04	%(D)	1.05%	1.03%	1.07%	1.09%		1.09%
Including waiver and/or reimbursement and recapture	1.04	%(D)	1.05%	1.03%	1.07%	1.08	%(B)	1.09%
Net investment income (loss) to average net assets	1.57	%(D)	1.58%	1.80%	1.56%	1.60	%(B)	1.33%
Portfolio turnover rate	25	%(C)	25%	33%	25%	29%		18%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $1,505.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$218,538	$—	$—	$—	$218,538
U.S. Government Obligations	2,838,676	—	—	—	2,838,676
Total Securities Lending Transactions	$3,057,214	$—	$—	$—	$3,057,214
Total Borrowings	$3,057,214	$—	$—	$—	$3,057,214

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.73%
Over $500 million up to $1 billion	0.70
Over $1 billion	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.10%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 36,171,893	$ 6,031,725	$ 25,906,166	$ 21,859,875

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 158,469,478	$ 20,008,465	$ (1,299,567)	$ 18,708,898

9. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Madison Diversified Income VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Madison Asset Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe but below its composite benchmark, each for the past 1-, 3- and 5-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Madison Diversified Income VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$960.00	$1.56	$1,023.30	$1.61	0.32%
Service Class	1,000.00	958.70	2.78	1,022.00	2.87	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	62.6%
U.S. Equity Funds	24.9
International Equity Funds	11.8
Other Investment Company	9.8
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(9.8)
Total	100.0%

Current	and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 11.8%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	479,000	$ 22,579,150
DeltaShares® S&P International Managed Risk ETF (A)	2,065,049	91,089,311
Vanguard FTSE Developed Markets ETF	10,984,430	426,086,039
Vanguard FTSE Emerging Markets ETF	2,837,080	112,376,739

		652,131,239

U.S. Equity Funds - 24.9%
DeltaShares® S&P 400 Managed Risk ETF (A)	920,383	43,833,241
DeltaShares® S&P 500 Managed Risk ETF (A)	3,326,403	191,192,663
DeltaShares® S&P 600 Managed Risk ETF (A)	311,845	14,742,472
iShares Core S&P Total US Stock Market ETF (B)	4,310,857	299,345,910
Schwab U.S. Broad Market ETF (B)	3,206,332	235,569,212
Vanguard Total Stock Market ETF (B)	3,776,428	591,124,275

		1,375,807,773

U.S. Fixed Income Funds - 62.6%
iShares Core U.S. Aggregate Bond ETF	10,578,436	1,250,476,920
iShares Short Treasury Bond ETF (B)	9,061,134	1,003,429,979
Vanguard Total Bond Market ETF	13,594,992	1,200,981,593

		3,454,888,492

Total Exchange-Traded Funds (Cost $5,223,773,010)		5,482,827,504

	Shares	Value
OTHER INVESTMENT COMPANY - 9.8%
Securities Lending Collateral - 9.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (C)	539,882,100	$ 539,882,100

Total Other Investment Company (Cost $539,882,100)		539,882,100

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.00% (C), dated 06/30/2020, to be repurchased at $37,500,070 on 07/01/2020. Collateralized by a U.S. Government Obligation, 2.75%, due 04/30/2023, and with a value of $38,250,117.	$ 37,500,070	37,500,070

Total Repurchase Agreement (Cost $37,500,070)		37,500,070

Total Investments (Cost $5,801,155,180)		6,060,209,674
Net Other Assets (Liabilities) - (9.8)%		(543,057,105)

Net Assets - 100.0%		$ 5,517,152,569

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$5,482,827,504	$—	$—	$5,482,827,504
Other Investment Company	539,882,100	—	—	539,882,100
Repurchase Agreement	—	37,500,070	—	37,500,070

Total Investments	$6,022,709,604	$37,500,070	$—	$6,060,209,674

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$49,884,667	$—	$—	$—	$(6,051,426)	$43,833,241	920,383	$129,187	$—
DeltaShares® S&P 500 Managed Risk ETF	212,929,684	—	(8,596,371)	1,086,425	(14,227,075)	191,192,663	3,326,403	927,268	—
DeltaShares® S&P 600 Managed Risk ETF	17,328,104	—	—	—	(2,585,632)	14,742,472	311,845	38,864	—
DeltaShares® S&P EM 100 & Managed Risk ETF	24,956,475	—	—	—	(2,377,325)	22,579,150	479,000	109,042	—
DeltaShares® S&P International Managed Risk ETF	104,142,770	2,199,200	—	—	(15,252,659)	91,089,311	2,065,049	464,118	—

Total	$409,241,700	$2,199,200	$(8,596,371)	$1,086,425	$(40,494,117)	$363,436,837	7,102,680	$1,668,479	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $643,824,698, collateralized by cash collateral of $539,882,100 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $117,242,518. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at June 30, 2020.
(D)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $355,289,493)	$363,436,837
Unaffiliated investments, at value (cost $5,408,365,617) (including securities loaned of $643,824,698)	5,659,272,767
Repurchase agreement, at value (cost $37,500,070)	37,500,070
Receivables and other assets:
Net income from securities lending	67,324
Shares of beneficial interest sold	306
Prepaid expenses	24,824

Total assets	6,060,302,128

Liabilities:
Cash collateral received upon return of:
Securities on loan	539,882,100
Payables and other liabilities:
Shares of beneficial interest redeemed	242,273
Investment management fees	1,452,611
Distribution and service fees	1,205,738
Transfer agent costs	9,304
Trustees, CCO and deferred compensation fees	39,396
Audit and tax fees	38,946
Custody fees	28,258
Legal fees	17,184
Printing and shareholder reports fees	111,261
Other accrued expenses	122,488

Total liabilities	543,149,559

Net assets	$5,517,152,569

Net assets consist of:
Capital stock ($0.01 par value)	$4,486,237
Additional paid-in capital	4,954,249,038
Total distributable earnings (accumulated losses)	558,417,294

Net assets	$5,517,152,569

Net assets by class:
Initial Class	$3,461,406
Service Class	5,513,691,163

Shares outstanding:
Initial Class	277,339
Service Class	448,346,345

Net asset value and offering price per share:
Initial Class	$12.48
Service Class	12.30

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from affiliated investments	$1,668,479
Dividend income from unaffiliated investments	40,436,853
Interest income from unaffiliated investments	58,799
Net income from securities lending	317,761

Total investment income	42,481,892

Expenses:
Investment management fees	8,439,217
Distribution and service fees:
Service Class	7,003,349
Transfer agent costs	41,739
Trustees, CCO and deferred compensation fees	92,051
Audit and tax fees	43,264
Custody fees	46,573
Legal fees	152,630
Printing and shareholder reports fees	66,467
Other	138,172

Total expenses before waiver and/or reimbursement and recapture	16,023,462

Expenses waived and/or reimbursed:
Initial Class	(2)
Service Class	(2,484)

Net expenses	16,020,976

Net investment income (loss)	26,460,916

Net realized gain (loss) on:
Affiliated investments	1,086,425
Unaffiliated investments	106,245,912

Net realized gain (loss)	107,332,337

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(40,494,117)
Unaffiliated investments	(344,339,402)

Net change in unrealized appreciation (depreciation)	(384,833,519)

Net realized and change in unrealized gain (loss)	(277,501,182)

Net increase (decrease) in net assets resulting from operations	$(251,040,266)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$26,460,916	$116,640,716
Net realized gain (loss)	107,332,337	72,854,968
Net change in unrealized appreciation (depreciation)	(384,833,519)	670,237,209

Net increase (decrease) in net assets resulting from operations	(251,040,266)	859,732,893

Dividends and/or distributions to shareholders:
Initial Class	—	(171,405)
Service Class	—	(271,121,154)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(271,292,559)

Capital share transactions:
Proceeds from shares sold:
Initial Class	163,725	1,392,944
Service Class	3,538,980	7,409,258

	3,702,705	8,802,202

Dividends and/or distributions reinvested:
Initial Class	—	171,405
Service Class	—	271,121,154

	—	271,292,559

Cost of shares redeemed:
Initial Class	(452,506)	(372,936)
Service Class	(274,459,301)	(561,074,471)

	(274,911,807)	(561,447,407)

Net increase (decrease) in net assets resulting from capital share transactions	(271,209,102)	(281,352,646)

Net increase (decrease) in net assets	(522,249,368)	307,087,688

Net assets:
Beginning of period/year	6,039,401,937	5,732,314,249

End of period/year	$5,517,152,569	$6,039,401,937

Capital share transactions - shares:
Shares issued:
Initial Class	13,066	110,719
Service Class	294,492	597,401

	307,558	708,120

Shares reinvested:
Initial Class	—	13,970
Service Class	—	22,388,204

	—	22,402,174

Shares redeemed:
Initial Class	(36,409)	(29,810)
Service Class	(22,459,204)	(45,319,285)

	(22,495,613)	(45,349,095)

Net increase (decrease) in shares outstanding:
Initial Class	(23,343)	94,879
Service Class	(22,164,712)	(22,333,680)

	(22,188,055)	(22,238,801)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$13.00		$11.78		$12.55		$11.25	$11.11		$11.92

Investment operations:
Net investment income (loss) (A)	0.07		0.29		0.26		0.23	0.23	(B)	0.23
Net realized and unrealized gain (loss)	(0.59)		1.54		(0.79)		1.30	0.21		(0.41)

Total investment operations	(0.52)		1.83		(0.53)		1.53	0.44		(0.18)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.28)		(0.24)		(0.23)	(0.21)		(0.17)
Net realized gains	—		(0.33)		—		—	(0.09)		(0.46)

Total dividends and/or distributions to shareholders	—		(0.61)		(0.24)		(0.23)	(0.30)		(0.63)

Net asset value, end of period/year	$12.48		$13.00		$11.78		$12.55	$11.25		$11.11

Total return	(4.00	)%(C)	15.92%		(4.33)%		13.72%	3.94%		(1.50)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,461		$3,910		$2,424		$3,235	$2,571		$2,311
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.32	%(E)	0.32%		0.32%		0.32%	0.32%		0.33%
Including waiver and/or reimbursement and recapture	0.32	%(E)(F)	0.32	%(F)	0.32	%(F)	0.32%	0.32	%(B)	0.33%
Net investment income (loss) to average net assets	1.19	%(E)	2.31%		2.06%		1.94%	2.04	%(B)	1.95%
Portfolio turnover rate	60	%(C)	22%		30%		25%	65%		74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.83		$11.63		$12.39		$11.11	$10.97		$11.79

Investment operations:
Net investment income (loss) (A)	0.06		0.24		0.23		0.20	0.19	(B)	0.20
Net realized and unrealized gain (loss)	(0.59)		1.54		(0.78)		1.28	0.22		(0.41)

Total investment operations	(0.53)		1.78		(0.55)		1.48	0.41		(0.21)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.25)		(0.21)		(0.20)	(0.18)		(0.15)
Net realized gains	—		(0.33)		—		—	(0.09)		(0.46)

Total dividends and/or distributions to shareholders	—		(0.58)		(0.21)		(0.20)	(0.27)		(0.61)

Net asset value, end of period/year	$12.30		$12.83		$11.63		$12.39	$11.11		$10.97

Total return	(4.13	)%(C)	15.65%		(4.55)%		13.44%	3.75%		(1.77)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,513,692		$6,035,492		$5,729,890		$6,530,639	$6,121,782		$5,940,322
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.57	%(E)	0.57%		0.57%		0.57%	0.57%		0.58%
Including waiver and/or reimbursement and recapture	0.57	%(E)(F)	0.57	%(F)	0.57	%(F)	0.57%	0.57	%(B)	0.58%
Net investment income (loss) to average net assets	0.94	%(E)	1.97%		1.85%		1.67%	1.76	%(B)	1.77%
Portfolio turnover rate	60	%(C)	22%		30%		25%	65%		74%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business. The Portfolio utilizes various methods to measure the its value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$539,882,100	$—	$—	$—	$539,882,100
Total Borrowings	$539,882,100	$—	$—	$—	$539,882,100

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2021
Service Class	0.62	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales/Maturities of Securities
Long-Term	Long-Term
$ 3,356,478,653	$ 3,600,329,280

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 5,801,155,180	$ 293,433,923	$ (34,379,429)	$ 259,054,494

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Milliman Financial Risk Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-, 5- and 10-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on July 1, 2015 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Balanced ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,002.40	$1.64	$1,023.20	$1.66	0.33%
Service Class	1,000.00	1,000.80	2.89	1,022.00	2.92	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	79.9%
U.S. Equity Funds	14.1
Other Investment Company	8.7
International Equity Funds	5.5
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(8.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 5.5%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	37,000	$ 1,744,110
DeltaShares® S&P International Managed Risk ETF (A)	167,067	7,369,325
Vanguard FTSE Developed Markets ETF (B)	602,655	23,376,987
Vanguard FTSE Emerging Markets ETF	145,452	5,761,354

		38,251,776

U.S. Equity Funds - 14.1%
DeltaShares® S&P 400 Managed Risk ETF (A)	84,966	4,046,506
DeltaShares® S&P 500 Managed Risk ETF (A)	344,945	19,826,507
DeltaShares® S&P 600 Managed Risk ETF (A)	29,007	1,371,306
iShares Core S&P Total US Stock Market ETF (B)	295,018	20,486,050
Schwab U.S. Broad Market ETF (B)	216,736	15,923,594
Vanguard Total Stock Market ETF (B)	236,000	36,941,080

		98,595,043

U.S. Fixed Income Funds - 79.9%
iShares Core U.S. Aggregate Bond ETF	1,511,204	178,639,425
Schwab U.S. Aggregate Bond ETF (B)	3,381,305	190,164,593
Vanguard Total Bond Market ETF	2,151,246	190,041,071

		558,845,089

Total Exchange-Traded Funds (Cost $658,932,437)		695,691,908

	Shares	Value
OTHER INVESTMENT COMPANY - 8.7%
Securities Lending Collateral - 8.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (C)	61,213,310	$ 61,213,310

Total Other Investment Company (Cost $61,213,310)		61,213,310

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.00% (C), dated 06/30/2020, to be repurchased at $4,344,348 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $4,431,328.	$ 4,344,348	4,344,348

Total Repurchase Agreement (Cost $4,344,348)		4,344,348

Total Investments (Cost $724,490,095)		761,249,566
Net Other Assets (Liabilities) - (8.8)%		(61,501,460)

Net Assets - 100.0%		$ 699,748,106

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$695,691,908	$—	$—	$695,691,908
Other Investment Company	61,213,310	—	—	61,213,310
Repurchase Agreement	—	4,344,348	—	4,344,348

Total Investments	$756,905,218	$4,344,348	$—	$761,249,566

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$4,605,149	$—	$—	$—	$(558,643)	$4,046,506	84,966	$11,926	$—
DeltaShares® S&P 500 Managed Risk ETF	21,127,881	—	—	—	(1,301,374)	19,826,507	344,945	92,803	—
DeltaShares® S&P 600 Managed Risk ETF	1,611,814	—	—	—	(240,508)	1,371,306	29,007	3,615	—
DeltaShares® S&P EM 100 & Managed Risk ETF	1,927,745	—	—	—	(183,635)	1,744,110	37,000	8,423	—
DeltaShares® S&P International Managed Risk ETF	8,634,440	—	—	—	(1,265,115)	7,369,325	167,067	38,480	—

Total	$37,907,029	$—	$—	$—	$(3,549,275)	$34,357,754	662,985	$155,247	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $73,122,172, collateralized by cash collateral of $61,213,310 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $13,505,192. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at June 30, 2020.
(D)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $33,121,623)	$34,357,754
Unaffiliated investments, at value (cost $687,024,124) (including securities loaned of $73,122,172)	722,547,464
Repurchase agreement, at value (cost $4,344,348)	4,344,348
Receivables and other assets:
Investments sold	463,411
Net income from securities lending	19,484
Shares of beneficial interest sold	7,583
Prepaid expenses	3,070

Total assets	761,743,114

Liabilities:
Cash collateral received upon return of:
Securities on loan	61,213,310
Payables and other liabilities:
Shares of beneficial interest redeemed	376,261
Investment management fees	188,111
Distribution and service fees	152,748
Transfer agent costs	1,112
Trustees, CCO and deferred compensation fees	5,042
Audit and tax fees	11,348
Custody fees	4,684
Legal fees	2,341
Printing and shareholder reports fees	23,585
Other accrued expenses	16,466

Total liabilities	61,995,008

Net assets	$699,748,106

Net assets consist of:
Capital stock ($0.01 par value)	$558,767
Additional paid-in capital	636,554,932
Total distributable earnings (accumulated losses)	62,634,407

Net assets	$699,748,106

Net assets by class:
Initial Class	$17,334
Service Class	699,730,772

Shares outstanding:
Initial Class	1,369
Service Class	55,875,346

Net asset value and offering price per share:
Initial Class	$12.66
Service Class	12.52

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from affiliated investments	$155,247
Dividend income from unaffiliated investments	6,099,368
Interest income from unaffiliated investments	7,531
Net income from securities lending	113,714

Total investment income	6,375,860

Expenses:
Investment management fees	1,094,763
Distribution and service fees:
Service Class	887,418
Transfer agent costs	5,224
Trustees, CCO and deferred compensation fees	11,719
Audit and tax fees	11,987
Custody fees	7,380
Legal fees	19,407
Printing and shareholder reports fees	13,380
Other	18,874

Total expenses before waiver and/or reimbursement and recapture	2,070,152

Expenses waived and/or reimbursed:
Service Class	(2,486)

Net expenses	2,067,666

Net investment income (loss)	4,308,194

Net realized gain (loss) on:
Unaffiliated investments	5,312,917

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(3,549,275)
Unaffiliated investments	(6,828,335)

Net change in unrealized appreciation (depreciation)	(10,377,610)

Net realized and change in unrealized gain (loss)	(5,064,693)

Net increase (decrease) in net assets resulting from operations	$(756,499)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$4,308,194	$15,606,448
Net realized gain (loss)	5,312,917	2,158,780
Net change in unrealized appreciation (depreciation)	(10,377,610)	69,127,718

Net increase (decrease) in net assets resulting from operations	(756,499)	86,892,946

Dividends and/or distributions to shareholders:
Initial Class	—	(1,147)
Service Class	—	(52,410,342)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(52,411,489)

Capital share transactions:
Proceeds from shares sold:
Initial Class	630	1,191
Service Class	7,962,277	13,572,972

	7,962,907	13,574,163

Dividends and/or distributions reinvested:
Initial Class	—	1,147
Service Class	—	52,410,342

	—	52,411,489

Cost of shares redeemed:
Initial Class	(171)	(370)
Service Class	(55,551,646)	(108,165,425)

	(55,551,817)	(108,165,795)

Net increase (decrease) in net assets resulting from capital share transactions	(47,588,910)	(42,180,143)

Net increase (decrease) in net assets	(48,345,409)	(7,698,686)

Net assets:
Beginning of period/year	748,093,515	755,792,201

End of period/year	$699,748,106	$748,093,515

Capital share transactions - shares:
Shares issued:
Initial Class	51	94
Service Class	641,095	1,089,483

	641,146	1,089,577

Shares reinvested:
Initial Class	—	93
Service Class	—	4,302,984

	—	4,303,077

Shares redeemed:
Initial Class	(14)	(29)
Service Class	(4,564,905)	(8,657,125)

	(4,564,919)	(8,657,154)

Net increase (decrease) in shares outstanding:
Initial Class	37	158
Service Class	(3,923,810)	(3,264,658)

	(3,923,773)	(3,264,500)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.63		$12.10	$12.86	$11.80	$11.61		$12.41

Investment operations:
Net investment income (loss) (A)	0.09		0.29	0.27	0.25	0.24	(B)	0.24
Net realized and unrealized gain (loss)	(0.06)		1.18	(0.68)	1.07	0.28		(0.29)

Total investment operations	0.03		1.47	(0.41)	1.32	0.52		(0.05)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.30)	(0.26)	(0.26)	(0.22)		(0.21)
Net realized gains	—		(0.64)	(0.09)	—	(0.11)		(0.54)

Total dividends and/or distributions to shareholders	—		(0.94)	(0.35)	(0.26)	(0.33)		(0.75)

Net asset value, end of period/year	$12.66		$12.63	$12.10	$12.86	$11.80		$11.61

Total return	0.24	%(C)	12.38%	(3.31)%	11.30%	4.36%		(0.40)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$17		$17	$14	$14	$12		$12
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.33	%(E)	0.33%	0.33%	0.33%	0.32%		0.34%
Including waiver and/or reimbursement and recapture	0.33	%(E)	0.33%	0.33%	0.33%	0.32	%(B)	0.34%
Net investment income (loss) to average net assets	1.47	%(E)	2.33%	2.15%	1.97%	2.06	%(B)	1.98%
Portfolio turnover rate	78	%(C)	2%	48%	28%	21%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.51		$11.98		$12.74		$11.69	$11.51		$12.32

Investment operations:
Net investment income (loss) (A)	0.07		0.26		0.24		0.21	0.21	(B)	0.21
Net realized and unrealized gain (loss)	(0.06)		1.18		(0.68)		1.07	0.27		(0.30)

Total investment operations	0.01		1.44		(0.44)		1.28	0.48		(0.09)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.27)		(0.23)		(0.23)	(0.19)		(0.18)
Net realized gains	—		(0.64)		(0.09)		—	(0.11)		(0.54)

Total dividends and/or distributions to shareholders	—		(0.91)		(0.32)		(0.23)	(0.30)		(0.72)

Net asset value, end of period/year	$12.52		$12.51		$11.98		$12.74	$11.69		$11.51

Total return	0.08	%(C)	12.19%		(3.60)%		11.03%	4.08%		(0.69)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$699,731		$748,077		$755,778		$866,415	$870,368		$823,777
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.58	%(E)	0.58%		0.58%		0.58%	0.57%		0.59%
Including waiver and/or reimbursement and recapture	0.58	%(E)(F)	0.58	%(F)	0.58	%(F)	0.58%	0.57	%(B)	0.59%
Net investment income (loss) to average net assets	1.21	%(E)	2.06%		1.88%		1.70%	1.80	%(B)	1.74%
Portfolio turnover rate	78	%(C)	2%		48%		28%	21%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk — Conservative ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$61,213,310	$—	$—	$—	$61,213,310
Total Borrowings	$61,213,310	$—	$—	$—	$61,213,310

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2021
Service Class	0.62	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 556,876,198	$ 599,737,458

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 724,490,095	$ 40,080,246	$ (3,320,775)	$ 36,759,471

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Managed Risk – Conservative ETF VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Milliman Financial Risk Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on July 1, 2015 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Conservative ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$926.60	$1.53	$1,023.30	$1.61	0.32%
Service Class	1,000.00	925.30	2.73	1,022.00	2.87	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	49.3%
U.S. Equity Funds	34.9
International Equity Funds	15.3
Other Investment Company	13.4
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(13.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 15.3%
DeltaShares® S&P EM 100 & Managed Risk ETF (A)	334,000	$ 15,744,125
DeltaShares® S&P International Managed Risk ETF (A)	1,346,681	59,402,099
Vanguard FTSE Developed Markets ETF	6,170,026	239,335,309
Vanguard FTSE Emerging Markets ETF	1,566,722	62,057,858

		376,539,391

U.S. Equity Funds - 34.9%
DeltaShares® S&P 400 Managed Risk ETF (A)	674,838	32,139,160
DeltaShares® S&P 500 Managed Risk ETF (A)	2,300,608	132,232,736
DeltaShares® S&P 600 Managed Risk ETF (A)	231,763	10,956,596
iShares Core S&P Total US Stock Market ETF (B)	2,386,875	165,744,600
Schwab U.S. Broad Market ETF (B)	1,586,126	116,532,677
Vanguard Total Stock Market ETF (B)	2,576,969	403,372,958

		860,978,727

U.S. Fixed Income Funds - 49.3%
iShares Core U.S. Aggregate Bond ETF	1,765,293	208,675,285
iShares Short Treasury Bond ETF (B)	7,145,709	791,315,815
Vanguard Total Bond Market ETF	2,428,468	214,530,863

		1,214,521,963

Total Exchange-Traded Funds (Cost $2,475,061,079)		2,452,040,081

	Shares	Value
OTHER INVESTMENT COMPANY - 13.4%
Securities Lending Collateral - 13.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (C)	331,714,193	$ 331,714,193

Total Other Investment Company (Cost $331,714,193)		331,714,193

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 0.00% (C), dated 06/30/2020, to be repurchased at $15,253,066 on 07/01/2020. Collateralized by a U.S. Government Obligation, 1.63%, due 04/30/2023, and with a value of $15,558,176.	$ 15,253,066	15,253,066

Total Repurchase Agreement (Cost $15,253,066)		15,253,066

Total Investments (Cost $2,822,028,338)		2,799,007,340
Net Other Assets (Liabilities) - (13.5)%		(332,352,923)

Net Assets - 100.0%		$ 2,466,654,417

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$2,452,040,081	$—	$—	$2,452,040,081
Other Investment Company	331,714,193	—	—	331,714,193
Repurchase Agreement	—	15,253,066	—	15,253,066

Total Investments	$2,783,754,274	$15,253,066	$—	$2,799,007,340

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in DeltaShares® Exchange-Traded Funds. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$36,576,152	$—	$—	$—	$(4,436,992)	$32,139,160	674,838	$94,722	$—
DeltaShares® S&P 500 Managed Risk ETF	159,287,240	—	(17,540,181)	2,520,291	(12,034,614)	132,232,736	2,300,608	662,070	—
DeltaShares® S&P 600 Managed Risk ETF	12,878,236	—	—	—	(1,921,640)	10,956,596	231,763	28,883	—
DeltaShares® S&P EM 100 & Managed Risk ETF	17,401,801	—	—	—	(1,657,676)	15,744,125	334,000	76,033	—
DeltaShares® S&P International Managed Risk ETF	76,318,566	—	(6,715,453)	205,196	(10,406,210)	59,402,099	1,346,681	310,176	—

Total	$302,461,995	$—	$(24,255,634)	$2,725,487	$(30,457,132)	$250,474,716	4,887,890	$1,171,884	$—

(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $459,867,091, collateralized by cash collateral of $331,714,193 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $137,616,708. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at June 30, 2020.
(D)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $244,457,995)	$250,474,716
Unaffiliated investments, at value (cost $2,562,317,277) (including securities loaned of $459,867,091)	2,533,279,558
Repurchase agreement, at value (cost $15,253,066)	15,253,066
Receivables and other assets:
Investments sold	1,316,166
Net income from securities lending	71,742
Shares of beneficial interest sold	9,571
Prepaid expenses	11,380

Total assets	2,800,416,199

Liabilities:
Cash collateral received upon return of:
Securities on loan	331,714,193
Payables and other liabilities:
Shares of beneficial interest redeemed	653,187
Investment management fees	656,436
Distribution and service fees	542,166
Transfer agent costs	4,797
Trustees, CCO and deferred compensation fees	19,409
Audit and tax fees	22,441
Custody fees	15,273
Legal fees	11,496
Printing and shareholder reports fees	63,530
Other accrued expenses	58,854

Total liabilities	333,761,782

Net assets	$2,466,654,417

Net assets consist of:
Capital stock ($0.01 par value)	$2,456,575
Additional paid-in capital	2,326,538,293
Total distributable earnings (accumulated losses)	137,659,549

Net assets	$2,466,654,417

Net assets by class:
Initial Class	$3,868,077
Service Class	2,462,786,340

Shares outstanding:
Initial Class	378,095
Service Class	245,279,425

Net asset value and offering price per share:
Initial Class	$10.23
Service Class	10.04

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from affiliated investments	$1,171,884
Dividend income from unaffiliated investments	14,939,005
Interest income from unaffiliated investments	25,291
Net income from securities lending	342,773

Total investment income	16,478,953

Expenses:
Investment management fees	3,869,974
Distribution and service fees:
Service Class	3,194,979
Transfer agent costs	19,538
Trustees, CCO and deferred compensation fees	42,010
Audit and tax fees	24,333
Custody fees	10,066
Legal fees	72,050
Printing and shareholder reports fees	35,697
Other	65,947

Total expenses before waiver and/or reimbursement and recapture	7,334,594

Expenses waived and/or reimbursed:
Initial Class	(4)
Service Class	(2,482)

Net expenses	7,332,108

Net investment income (loss)	9,146,845

Net realized gain (loss) on:
Affiliated investments	2,725,487
Unaffiliated investments	59,608,788

Net realized gain (loss)	62,334,275

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	(30,457,132)
Unaffiliated investments	(250,147,147)

Net change in unrealized appreciation (depreciation)	(280,604,279)

Net realized and change in unrealized gain (loss)	(218,270,004)

Net increase (decrease) in net assets resulting from operations	$(209,123,159)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$9,146,845	$52,489,174
Net realized gain (loss)	62,334,275	64,703,691
Net change in unrealized appreciation (depreciation)	(280,604,279)	381,356,837

Net increase (decrease) in net assets resulting from operations	(209,123,159)	498,549,702

Dividends and/or distributions to shareholders:
Initial Class	—	(480,615)
Service Class	—	(293,217,177)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(293,697,792)

Capital share transactions:
Proceeds from shares sold:
Initial Class	222,642	926,309
Service Class	4,531,119	10,167,169

	4,753,761	11,093,478

Dividends and/or distributions reinvested:
Initial Class	—	480,615
Service Class	—	293,217,177

	—	293,697,792

Cost of shares redeemed:
Initial Class	(662,221)	(788,296)
Service Class	(178,441,855)	(389,042,887)

	(179,104,076)	(389,831,183)

Net increase (decrease) in net assets resulting from capital share transactions	(174,350,315)	(85,039,913)

Net increase (decrease) in net assets	(383,473,474)	119,811,997

Net assets:
Beginning of period/year	2,850,127,891	2,730,315,894

End of period/year	$2,466,654,417	$2,850,127,891

Capital share transactions - shares:
Shares issued:
Initial Class	20,530	83,044
Service Class	458,196	949,537

	478,726	1,032,581

Shares reinvested:
Initial Class	—	47,351
Service Class	—	29,380,479

	—	29,427,830

Shares redeemed:
Initial Class	(64,539)	(71,948)
Service Class	(17,550,267)	(36,167,119)

	(17,614,806)	(36,239,067)

Net increase (decrease) in shares outstanding:
Initial Class	(44,009)	58,447
Service Class	(17,092,071)	(5,837,103)

	(17,136,080)	(5,778,656)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$11.04		$10.33		$11.31		$9.70	$9.41		$10.84

Investment operations:
Net investment income (loss) (A)	0.05		0.23		0.21		0.19	0.17	(B)	0.16
Net realized and unrealized gain (loss)	(0.86)		1.70		(0.98)		1.61	0.30		(0.51)

Total investment operations	(0.81)		1.93		(0.77)		1.80	0.47		(0.35)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.23)		(0.21)		(0.19)	(0.18)		(0.18)
Net realized gains	—		(0.99)		—		—	—		(0.90)

Total dividends and/or distributions to shareholders	—		(1.22)		(0.21)		(0.19)	(0.18)		(1.08)

Net asset value, end of period/year	$10.23		$11.04		$10.33		$11.31	$9.70		$9.41

Total return	(7.34	)%(C)	19.74%		(6.99)%		18.78%	4.97%		(3.17)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,868		$4,658		$3,756		$4,308	$4,282		$5,674
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.32	%(E)	0.32%		0.32%		0.32%	0.32%		0.33%
Including waiver and/or reimbursement and recapture	0.32	%(E)(F)	0.32	%(F)	0.32	%(F)	0.32%	0.31	%(B)	0.33%
Net investment income (loss) to average net assets	0.96	%(E)	2.15%		1.83%		1.80%	1.83	%(B)	1.50%
Portfolio turnover rate	105	%(C)	59%		85%		36%	126%		178%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.85		$10.17		$11.13		$9.55	$9.27		$10.71

Investment operations:
Net investment income (loss) (A)	0.04		0.20		0.17		0.16	0.15	(B)	0.16
Net realized and unrealized gain (loss)	(0.85)		1.67		(0.95)		1.59	0.28		(0.54)

Total investment operations	(0.81)		1.87		(0.78)		1.75	0.43		(0.38)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.20)		(0.18)		(0.17)	(0.15)		(0.16)
Net realized gains	—		(0.99)		—		—	—		(0.90)

Total dividends and/or distributions to shareholders	—		(1.19)		(0.18)		(0.17)	(0.15)		(1.06)

Net asset value, end of period/year	$10.04		$10.85		$10.17		$11.13	$9.55		$9.27

Total return	(7.47	)%(C)	19.41%		(7.16)%		18.47%	4.67%		(3.51)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,462,786		$2,845,470		$2,726,559		$3,354,042	$3,066,627		$3,181,172
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.57	%(E)	0.57%		0.57%		0.57%	0.57%		0.58%
Including waiver and/or reimbursement and recapture	0.57	%(E)(F)	0.57	%(F)	0.57	%(F)	0.57%	0.56	%(B)	0.58%
Net investment income (loss) to average net assets	0.71	%(E)	1.86%		1.56%		1.56%	1.66	%(B)	1.54%
Portfolio turnover rate	105	%(C)	59%		85%		36%	126%		178%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk — Growth ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$331,714,193	$—	$—	$—	$331,714,193
Total Borrowings	$331,714,193	$—	$—	$—	$331,714,193

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.34%
Over $50 million up to $250 million	0.32
Over $250 million	0.30

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.37%	May 1, 2021
Service Class	0.62	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 2,726,756,269	$ 2,889,722,579

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,822,028,338	$ 26,366,647	$ (49,387,645)	$ (23,020,998)

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Managed Risk – Growth ETF VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Milliman Financial Risk Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-, 5- and 10-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on July 1, 2015 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Managed Risk – Growth ETF VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Service Class	$1,000.00	$1,061.50	$4.97	$1,020.00	$4.87	0.97%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	44.4%
U.S. Government Agency Obligations	30.1
Other Investment Company	15.1
Over-the-Counter Options Purchased	14.8
Repurchase Agreement	9.9
Short-Term U.S. Government Obligations	0.7
Net Other Assets (Liabilities) ^	(15.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.1%
Federal Home Loan Banks 3.25%, 11/16/2028 (A)	$ 40,000,000	$ 47,669,026
Federal Home Loan Mortgage Corp. 1.50%, 02/12/2025	5,000,000	5,239,044
2.38%, 01/13/2022	16,500,000	17,050,062
2.75%, 06/19/2023 (A)	29,000,000	31,171,075
Federal National Mortgage Association 0.63%, 04/22/2025 (A)	5,000,000	5,040,502
2.50%, 02/05/2024 (A)	12,000,000	12,942,575
6.25%, 05/15/2029 (A)	6,500,000	9,420,588

Total U.S. Government Agency Obligations (Cost $119,865,901)		128,532,872

U.S. GOVERNMENT OBLIGATIONS - 44.4%
U.S. Treasury - 44.4%
U.S. Treasury Bond, Principal Only STRIPS 05/15/2023 - 02/15/2026	181,000,000	178,342,670
U.S. Treasury Note 1.63%, 10/31/2026 (A)	10,000,000	10,741,016

Total U.S. Government Obligations (Cost $176,957,706)		189,083,686

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.7%
U.S. Treasury Bill 0.00% (B) (C), 09/17/2020 (D)	200,000	200,000
0.05% (B), 02/25/2021 (D)	2,800,000	2,797,026

Total Short-Term U.S. Government Obligations (Cost $2,999,071)		2,997,026

	Shares	Value
OTHER INVESTMENT COMPANY - 15.1%
Securities Lending Collateral - 15.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (B)	64,235,125	$ 64,235,125

Total Other Investment Company (Cost $64,235,125)		64,235,125

	Principal	Value
REPURCHASE AGREEMENT - 9.9%
Fixed Income Clearing Corp., 0.00% (B), dated 06/30/2020, to be repurchased at $42,016,792 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.25%, due 06/15/2023, and with a value of $42,857,202.	$ 42,016,792	42,016,792

Total Repurchase Agreement (Cost $42,016,792)		42,016,792

Total Investments Excluding Options Purchased (Cost $406,074,595)		426,865,501
Total Options Purchased - 14.8% (Cost $72,039,980)		62,938,078

Total Investments (Cost $478,114,575)		489,803,579
Net Other Assets (Liabilities) - (15.0)%		(63,856,526)

Net Assets - 100.0%		$ 425,947,053

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - S&P 500® - Flexible Exchange Option	GSC	USD	2,890.00	05/07/2025	USD	49,604,640	160	$7,728,006	$9,569,394
Call - S&P 500® - Flexible Exchange Option	GSC	USD	2,920.00	05/07/2026	USD	37,203,480	120	6,175,205	7,460,644
Call - S&P 500® - Flexible Exchange Option	MSC	USD	3,310.00	02/05/2025	USD	172,066,095	555	27,672,797	21,810,731
Call - S&P 500® - Flexible Exchange Option	MSC	USD	3,320.00	02/05/2026	USD	172,066,095	555	30,463,972	24,097,309

Total								$72,039,980	$62,938,078

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	10	09/30/2020	$2,207,828	$2,208,281	$453	$—
5-Year U.S. Treasury Note	100	09/30/2020	12,568,131	12,574,219	6,088	—
S&P 500® E-Mini Index	91	09/18/2020	13,933,159	14,060,410	127,251	—

Total Futures Contracts					$133,792	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$128,532,872	$—	$128,532,872
U.S. Government Obligations	—	189,083,686	—	189,083,686
Short-Term U.S. Government Obligations	—	2,997,026	—	2,997,026
Other Investment Company	64,235,125	—	—	64,235,125
Repurchase Agreement	—	42,016,792	—	42,016,792
Over-the-Counter Options Purchased	62,938,078	—	—	62,938,078

Total Investments	$127,173,203	$362,630,376	$—	$489,803,579

Other Financial Instruments
Futures Contracts (F)	$133,792	$—	$—	$133,792

Total Other Financial Instruments	$133,792	$—	$—	$133,792

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $62,958,330, collateralized by cash collateral of $64,235,125. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2020.
(C)	Rounds to less than $1 or $(1).
(D)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $2,997,026.
(E)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATIONS:

GSC	Goldman Sachs & Co.
MSC	Morgan Stanley & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $436,097,783) (including securities loaned of $62,958,330)	$447,786,787
Repurchase agreement, at value (cost $42,016,792)	42,016,792
Receivables and other assets:
Net income from securities lending	6,316
Shares of beneficial interest sold	625
Interest	607,270
Variation margin receivable on futures contracts	190,406
Prepaid expenses	1,816

Total assets	490,610,012

Liabilities:
Cash collateral received upon return of:
Securities on loan	64,235,125
Payables and other liabilities:
Shares of beneficial interest redeemed	19,700
Investment management fees	254,190
Distribution and service fees	93,452
Transfer agent costs	552
Trustees, CCO and deferred compensation fees	2,756
Audit and tax fees	13,042
Custody fees	10,612
Legal fees	811
Printing and shareholder reports fees	23,103
Other accrued expenses	9,616

Total liabilities	64,662,959

Net assets	$425,947,053

Net assets consist of:
Capital stock ($0.01 par value)	$342,943
Additional paid-in capital	368,095,490
Total distributable earnings (accumulated losses)	57,508,620

Net assets	$425,947,053

Shares outstanding	34,294,312

Net asset value and offering price per share	$12.42

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Interest income	$3,581,466
Net income from securities lending	14,869

Total investment income	3,596,335

Expenses:
Investment management fees	1,424,725
Distribution and service fees	523,796
Transfer agent costs	2,981
Trustees, CCO and deferred compensation fees	6,816
Audit and tax fees	13,134
Custody fees	16,951
Legal fees	10,943
Printing and shareholder reports fees	12,264
Other	11,315

Total expenses	2,022,925

Net investment income (loss)	1,573,410

Net realized gain (loss) on:
Investments	32,182,304
Futures contracts	2,518,570

Net realized gain (loss)	34,700,874

Net change in unrealized appreciation (depreciation) on:
Investments	(11,579,962)
Futures contracts	54,569

Net change in unrealized appreciation (depreciation)	(11,525,393)

Net realized and change in unrealized gain (loss)	23,175,481

Net increase (decrease) in net assets resulting from operations	$24,748,891

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$1,573,410	$4,347,685
Net realized gain (loss)	34,700,874	4,995,635
Net change in unrealized appreciation (depreciation)	(11,525,393)	63,164,355

Net increase (decrease) in net assets resulting from operations	24,748,891	72,507,675

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(66,868,409)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(66,868,409)

Capital share transactions:
Proceeds from shares sold	5,617,934	1,483,534
Dividends and/or distributions reinvested	—	66,868,409
Cost of shares redeemed	(31,758,701)	(59,004,910)

Net increase (decrease) in net assets resulting from capital share transactions	(26,140,767)	9,347,033

Net increase (decrease) in net assets	(1,391,876)	14,986,299

Net assets:
Beginning of period/year	427,338,929	412,352,630

End of period/year	$425,947,053	$427,338,929

Capital share transactions - shares:
Shares issued	472,155	125,084
Shares reinvested	—	6,067,914
Shares redeemed	(2,687,626)	(4,850,658)

Net increase (decrease) in shares outstanding	(2,215,471)	1,342,340

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$11.70		$11.73	$12.80	$11.59	$11.30		$12.12

Investment operations:
Net investment income (loss) (A)	0.04		0.12	0.11	0.04	0.03	(B)	0.02
Net realized and unrealized gain (loss)	0.68		1.93	(0.41)	1.21	0.44		(0.42)

Total investment operations	0.72		2.05	(0.30)	1.25	0.47		(0.40)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.12)	(0.05)	(0.04)	(0.02)		—
Net realized gains	—		(1.96)	(0.72)	—	(0.16)		(0.42)

Total dividends and/or distributions to shareholders	—		(2.08)	(0.77)	(0.04)	(0.18)		(0.42)

Net asset value, end of period/year	$12.42		$11.70	$11.73	$12.80	$11.59		$11.30

Total return	6.15	%(C)	18.58%	(2.73)%	10.79%	4.16%		(3.24)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$425,947		$427,339	$412,353	$469,194	$487,599		$484,386
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97	%(D)	0.97%	0.96%	0.97%	0.96%		0.96%
Including waiver and/or reimbursement and recapture	0.97	%(D)	0.97%	0.96%	0.97%	0.96	%(B)	0.96%
Net investment income (loss) to average net assets	0.75	%(D)	1.02%	0.84%	0.35%	0.29	%(B)	0.16%
Portfolio turnover rate	45	%(C)	32%	42%	99%	36%		18%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$55,160,313	$—	$—	$—	$55,160,313
U.S. Government Obligations	9,074,812	—	—	—	9,074,812
Total Securities Lending Transactions	$64,235,125	$—	$—	$—	$64,235,125
Total Borrowings	$64,235,125	$—	$—	$—	$64,235,125

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at June 30, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased Options and swaptions:
Investments, at value	$—	$—	$62,938,078	$—	$—	$62,938,078
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	6,541	—	127,251	—	—	133,792
Total	$6,541	$—	$63,065,329	$—	$—	$63,071,870

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$18,208,300	$—	$—	$18,208,300
Futures contracts	—	—	2,518,570	—	—	2,518,570
Total	$—	$—	$20,726,870	$—	$—	$20,726,870

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(22,648,487)	$—	$—	$(22,648,487)
Futures contracts	6,541	—	48,028	—	—	54,569
Total	$6,541	$—	$(22,600,459)	$—	$—	$(22,593,918)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Options:
Average value of option contracts purchased	$50,881,328
Futures contracts:
Average notional value of contracts – long	18,984,001

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.68%
Over $500 million up to $1 billion	0.65
Over $1 billion up to $1.5 billion	0.62
Over $1.5 billion	0.60

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.07%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 72,039,980	$ 104,800,865	$ 82,827,952	$ 150,744,481

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 478,114,575	$ 24,053,570	$ (12,230,774)	$ 11,822,796

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Market Participation Strategy VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and QMA LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe but below its composite benchmark, each for the past 1-, 3- and 5-year periods. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Market Participation Strategy VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$1,545.50	$4.68	$1,021.20	$3.72	0.74%
Service Class	1,000.00	1,543.30	6.26	1,019.90	4.97	0.99

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.6%
Other Investment Company	3.7
Repurchase Agreement	3.4
Over-the-Counter Foreign Exchange Options Purchased	0.1
Net Other Assets (Liabilities)	(3.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 96.6%
Biotechnology - 1.2%
Alnylam Pharmaceuticals, Inc. (A)	88,034	$ 13,038,716
Moderna, Inc. (A) (B)	281,624	18,083,077

		31,121,793

Entertainment - 6.8%
Netflix, Inc. (A)	71,266	32,428,881
Spotify Technology SA (A)	531,459	137,217,399

		169,646,280

Health Care Equipment & Supplies - 7.0%
DexCom, Inc. (A)	227,825	92,360,255
Intuitive Surgical, Inc. (A)	140,829	80,248,589

		172,608,844

Health Care Providers & Services - 1.9%
Convetrus, Inc. (A)	839,910	15,025,990
Guardant Health, Inc. (A)	394,517	32,007,164

		47,033,154

Health Care Technology - 4.7%
Veeva Systems, Inc., Class A (A)	497,721	116,675,757

Interactive Media & Services - 5.5%
Snap, Inc., Class A (A)	1,801,637	42,320,453
Twitter, Inc. (A)	1,985,788	59,156,625
Zillow Group, Inc., Class C (A) (B)	627,094	36,126,885

		137,603,963

Internet & Direct Marketing Retail - 10.9%
Amazon.com, Inc. (A)	51,441	141,916,459
Chewy, Inc., Class A (A) (B)	1,154,442	51,592,013
Farfetch, Ltd., Class A (A) (B)	1,363,577	23,548,975
Wayfair, Inc., Class A (A) (B)	268,859	53,129,227

		270,186,674

IT Services - 26.3%
Adyen NV (A) (C)	34,180	49,748,774
MongoDB, Inc. (A) (B)	282,694	63,984,960
Okta, Inc. (A)	556,581	111,444,214
Shopify, Inc., Class A (A)	193,028	183,222,178
Square, Inc., Class A (A)	1,246,701	130,828,803
Twilio, Inc., Class A (A) (B)	514,520	112,895,978

		652,124,907

Life Sciences Tools & Services - 4.9%
10X Genomics, Inc., Class A (A)	415,202	37,081,691
Illumina, Inc. (A)	225,778	83,616,882

		120,698,573

Metals & Mining - 0.2%
Royal Gold, Inc.	35,845	4,456,251

Oil, Gas & Consumable Fuels - 0.2%
Texas Pacific Land Trust	9,066	5,391,460

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 3.8%
Uber Technologies, Inc. (A)	3,011,089	$ 93,584,646

Semiconductors & Semiconductor Equipment - 1.4%
NVIDIA Corp.	92,429	35,114,701

Software - 19.1%
Atlassian Corp. PLC, Class A (A)	186,241	33,573,665
Coupa Software, Inc. (A)	323,175	89,532,402
Datadog, Inc., Class A (A)	465,282	40,456,270
Slack Technologies, Inc., Class A (A)	3,112,678	96,773,159
Trade Desk, Inc., Class A (A) (B)	185,788	75,522,822
Zoom Video Communications, Inc., Class A (A)	545,421	138,286,040

		474,144,358

Specialty Retail - 2.7%
Carvana Co. (A) (B)	554,605	66,663,521

Total Common Stocks (Cost $1,465,193,298)		2,397,054,882

OTHER INVESTMENT COMPANY - 3.7%
Securities Lending Collateral - 3.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (D)	91,295,993	91,295,993

Total Other Investment Company (Cost $91,295,993)		91,295,993

	Principal	Value
REPURCHASE AGREEMENT - 3.4%
Fixed Income Clearing Corp., 0.00% (D), dated 06/30/2020, to be repurchased at $84,779,184 on 07/01/2020. Collateralized by a U.S. Government Obligation, 1.63%, due 04/30/2023, and with a value of $86,474,777.	$ 84,779,184	84,779,184

Total Repurchase Agreement (Cost $84,779,184)		84,779,184

Total Investments Excluding Options Purchased (Cost $1,641,268,475)		2,573,130,059
Total Options Purchased - 0.1% (Cost $4,524,793)		1,845,750

Total Investments (Cost $1,645,793,268)		2,574,975,809
Net Other Assets (Liabilities) - (3.8)%		(94,599,037)

Net Assets - 100.0%		$ 2,480,376,772

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:
Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	RBS	USD	7.75	01/07/2021	USD	407,509,635	$1,779,595	$1,041,595
Put - USD vs. CNH	RBS	USD	8.09	09/21/2020	USD	91,901,001	495,990	14,428
Put - USD vs. CNH	RBS	USD	8.48	05/28/2021	USD	360,276,839	2,249,208	789,727

Total							$4,524,793	$1,845,750

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,347,306,108	$49,748,774	$—	$2,397,054,882
Other Investment Company	91,295,993	—	—	91,295,993
Repurchase Agreement	—	84,779,184	—	84,779,184
Over-the-Counter Foreign Exchange Options Purchased	—	1,845,750	—	1,845,750

Total Investments	$2,438,602,101	$136,373,708	$—	$2,574,975,809

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $328,360,994, collateralized by cash collateral of $91,295,993 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $244,422,998. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the value of the 144A security is $49,748,774, representing 2.0% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at June 30, 2020.
(E)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland PLC

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $1,561,014,084) (including securities loaned of $328,360,994)	$2,490,196,625
Repurchase agreement, at value (cost $84,779,184)	84,779,184
Foreign currency, at value (cost $562)	562
Receivables and other assets:
Net income from securities lending	48,418
Shares of beneficial interest sold	919,813
Tax reclaims	52,425
Prepaid expenses	9,932

Total assets	2,576,006,959

Liabilities:
Cash collateral received upon return of:
Securities on loan	91,295,993
Cash collateral at broker for:
OTC derivatives	2,073,000
Payables and other liabilities:
Shares of beneficial interest redeemed	554,091
Investment management fees	1,458,334
Distribution and service fees	133,626
Transfer agent costs	92
Trustees, CCO and deferred compensation fees	8,575
Audit and tax fees	11,732
Custody fees	20,577
Legal fees	10,126
Printing and shareholder reports fees	37,184
Other accrued expenses	26,857

Total liabilities	95,630,187

Net assets	$2,480,376,772

Net assets consist of:
Capital stock ($0.01 par value)	$878,016
Additional paid-in capital	1,352,626,182
Total distributable earnings (accumulated losses)	1,126,872,574

Net assets	$2,480,376,772

Net assets by class:
Initial Class	$1,833,323,224
Service Class	647,053,548

Shares outstanding:
Initial Class	64,248,415
Service Class	23,553,142

Net asset value and offering price per share:
Initial Class	$28.53
Service Class	27.47

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Interest income	$42,134
Net income from securities lending	272,861

Total investment income	314,995

Expenses:
Investment management fees	6,873,703
Distribution and service fees:
Service Class	581,876
Transfer agent costs	11,665
Trustees, CCO and deferred compensation fees	28,136
Audit and tax fees	27,294
Custody fees	64,019
Legal fees	67,094
Printing and shareholder reports fees	30,862
Other	35,270

Total expenses	7,719,919

Net investment income (loss)	(7,404,924)

Net realized gain (loss) on:
Investments	114,467,142
Foreign currency transactions	3,268

Net realized gain (loss)	114,470,410

Net change in unrealized appreciation (depreciation) on:
Investments	796,497,094
Translation of assets and liabilities denominated in foreign currencies	33

Net change in unrealized appreciation (depreciation)	796,497,127

Net realized and change in unrealized gain (loss)	910,967,537

Net increase (decrease) in net assets resulting from operations	$903,562,613

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$(7,404,924)	$(5,055,975)
Net realized gain (loss)	114,470,410	95,977,048
Net change in unrealized appreciation (depreciation)	796,497,127	76,017,461

Net increase (decrease) in net assets resulting from operations	903,562,613	166,938,534

Dividends and/or distributions to shareholders:
Initial Class	—	(24,727,810)
Service Class	—	(16,197,682)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(40,925,492)

Capital share transactions:
Proceeds from shares sold:
Initial Class	57,588,047	30,667,341
Service Class	56,888,401	88,055,951

	114,476,448	118,723,292

Issued from fund acquisition:
Initial Class	—	964,979,506
Service Class	—	169,749,670

	—	1,134,729,176

Dividends and/or distributions reinvested:
Initial Class	—	24,727,810
Service Class	—	16,197,682

	—	40,925,492

Cost of shares redeemed:
Initial Class	(222,979,888)	(67,263,525)
Service Class	(38,527,922)	(12,970,275)

	(261,507,810)	(80,233,800)

Net increase (decrease) in net assets resulting from capital share transactions	(147,031,362)	1,214,144,160

Net increase (decrease) in net assets	756,531,251	1,340,157,202

Net assets:
Beginning of period/year	1,723,845,521	383,688,319

End of period/year	$2,480,376,772	$1,723,845,521

Capital share transactions - shares:
Shares issued:
Initial Class	2,442,057	1,688,244
Service Class	2,661,819	4,799,806

	5,103,876	6,488,050

Shares issued on fund acquisition:
Initial Class	—	55,765,301
Service Class	—	10,173,667

	—	65,938,968

Shares reinvested:
Initial Class	—	1,322,343
Service Class	—	897,876

	—	2,220,219

Shares redeemed:
Initial Class	(9,504,017)	(3,646,950)
Service Class	(2,001,988)	(716,959)

	(11,506,005)	(4,363,909)

Net increase (decrease) in shares outstanding:
Initial Class	(7,061,960)	55,128,938
Service Class	659,831	15,154,390

	(6,402,129)	70,283,328

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$18.46		$16.20	$18.06	$13.45	$16.03		$15.68

Investment operations:
Net investment income (loss) (A)	(0.07)		(0.13)	(0.09)	(0.09)	(0.04	)(B)	(0.06)
Net realized and unrealized gain (loss)	10.14		4.00	1.81	5.84	(0.20)		1.80

Total investment operations	10.07		3.87	1.72	5.75	(0.24)		1.74

Dividends and/or distributions to shareholders:
Net realized gains	—		(1.61)	(3.58)	(1.14)	(2.34)		(1.39)

Net asset value, end of period/year	$28.53		$18.46	$16.20	$18.06	$13.45		$16.03

Total return	54.55	%(C)	23.74%	6.68%	43.59%	(2.26)%		11.79%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,833,323		$1,316,457	$262,181	$239,786	$170,984		$200,273
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74	%(D)	0.82%	0.87%	0.87%	0.88%		0.87%
Including waiver and/or reimbursement and recapture	0.74	%(D)	0.82%	0.87%	0.87%	0.87	%(B)	0.87%
Net investment income (loss) to average net assets	(0.71	)%(D)	(0.68)%	(0.48)%	(0.54)%	(0.24	)%(B)	(0.39)%
Portfolio turnover rate	22	%(C)	209%	50%	61%	39%		31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$17.80		$15.70	$17.63	$13.18	$15.79		$15.51

Investment operations:
Net investment income (loss) (A)	(0.10)		(0.16)	(0.14)	(0.13)	(0.07	)(B)	(0.11)
Net realized and unrealized gain (loss)	9.77		3.87	1.79	5.72	(0.20)		1.78

Total investment operations	9.67		3.71	1.65	5.59	(0.27)		1.67

Dividends and/or distributions to shareholders:
Net realized gains	—		(1.61)	(3.58)	(1.14)	(2.34)		(1.39)

Net asset value, end of period/year	$27.47		$17.80	$15.70	$17.63	$13.18		$15.79

Total return	54.33	%(C)	23.47%	6.44%	43.26%	(2.50)%		11.45%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$647,054		$407,389	$121,507	$103,535	$60,753		$60,939
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99	%(D)	1.07%	1.12%	1.12%	1.13%		1.12%
Including waiver and/or reimbursement and recapture	0.99	%(D)	1.07%	1.12%	1.12%	1.12	%(B)	1.12%
Net investment income (loss) to average net assets	(0.96	)%(D)	(0.90)%	(0.73)%	(0.79)%	(0.50	)%(B)	(0.66)%
Portfolio turnover rate	22	%(C)	209%	50%	61%	39%		31%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the its value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$91,295,993	$—	$—	$—	$91,295,993
Total Borrowings	$91,295,993	$—	$—	$—	$91,295,993

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Open option contracts at June 30, 2020, if any, are included within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$1,845,750	$—	$—	$—	$1,845,750
Total	$—	$1,845,750	$—	$—	$—	$1,845,750

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(922,243)	$—	$—	$—	$(922,243)
Total	$—	$(922,243)	$—	$—	$—	$(922,243)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(1,428,452)	$—	$—	$—	$(1,428,452)
Total	$—	$(1,428,452)	$—	$—	$—	$(1,428,452)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Options:
Average value of option contracts purchased	$2,290,954

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Royal Bank of Scotland PLC	$1,845,750	$—	$(1,845,750)	$—	$—	$—	$—	$—

Total	$1,845,750	$—	$(1,845,750)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS (continued)

tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.755%
Over $750 million up to $1.5 billion	0.715
Over $1.5 billion up to $3 billion	0.645
Over $3 billion up to $5 billion	0.630
Over $5 billion	0.580

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.76%	May 1, 2021
Service Class	1.01	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the period ended June 30, 2020, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 2,379,352	$ —	$ —

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 414,327,085	$ —	$ 557,644,497	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,645,793,268	$ 931,925,957	$ (2,743,416)	$ 929,182,541

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

10. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Jennison Growth VP (“Jennison Growth VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a taxable exchange shares of the Portfolio for shares of Jennison Growth VP outstanding following the close of business on November 1, 2019. Jennison Growth VP will recognize gain or loss in connection with the transfer of its assets to the Portfolio, which may require Jennison Growth VP to make taxable distributions to its shareholders.

Shares issued to Jennison Growth VP shareholders, along with the exchange ratio of the reorganization for Portfolio, were as follows:

Jennison Growth VP Class	Jennison Growth VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Initial	140,537,101	Initial	55,765,301	$ 964,979,506	0.40
Service	27,308,321	Service	10,173,667	169,749,670	0.37

(A)	Calculated by dividing the Portfolio shares issuable by the Jennison Growth VP shares outstanding on November 1, 2019.

The net assets of Jennison Growth VP, including unrealized appreciation (depreciation), were combined with those of Portfolio. These amounts were as follows:

Jennison Growth VP Unrealized Appreciation (Depreciation)	Jennison Growth VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 227,064,851	$ 1,134,729,176	$ 498,721,335	$ 1,633,450,511

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Morgan Stanley Investment Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on March 21, 2011 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees noted that they had previously approved a reduction to the Portfolio’s management fee schedule, which took effect on November 1, 2019 and was not fully reflected in the comparative data. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Capital Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$957.10	$2.63	$1,022.20	$2.72	0.54%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	90.7%
Repurchase Agreement	6.8
Net Other Assets (Liabilities) ^	2.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
INVESTMENT COMPANY - 90.7%
International Mixed Allocation Fund - 90.7%
Transamerica Morgan Stanley Global Allocation VP (A)	27,741,148	$ 251,334,798

Total Investment Company (Cost $249,960,270)		251,334,798

	Principal	Value

REPURCHASE AGREEMENT - 6.8%
Fixed Income Clearing Corp., 0.00% (B), dated 06/30/2020, to be repurchased at $18,770,244 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.25%, due 06/15/2023, and with a value of $19,145,695.	$ 18,770,244	18,770,244

Total Repurchase Agreement (Cost $18,770,244)		18,770,244

Total Investments (Cost $268,730,514)		270,105,042
Net Other Assets (Liabilities) - 2.5%		6,962,355

Net Assets - 100.0%		$ 277,067,397

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
E-Mini Russell 2000® Index	(32)	09/18/2020	$(2,200,329)	$(2,300,160)	$—	$(99,831)
EUR Currency	(69)	09/14/2020	(9,791,026)	(9,706,144)	84,882	—
EURO STOXX 50® Index	(301)	09/18/2020	(10,775,922)	(10,899,328)	—	(123,406)
FTSE 100 Index	(47)	09/18/2020	(3,599,068)	(3,580,164)	18,904	—
GBP Currency	(44)	09/14/2020	(3,488,709)	(3,409,175)	79,534	—
JPY Currency	(60)	09/14/2020	(6,979,127)	(6,953,250)	25,877	—
MSCI Emerging Markets Index	(203)	09/18/2020	(9,933,528)	(10,004,855)	—	(71,327)
Nikkei 225 Index	(41)	09/10/2020	(8,690,028)	(8,456,309)	233,719	—
S&P 500® E-Mini Index	(288)	09/18/2020	(44,285,661)	(44,498,880)	—	(213,219)
S&P Midcap 400® E-Mini Index	(36)	09/18/2020	(6,408,723)	(6,404,760)	3,963	—

Total Futures Contracts					$446,879	$(507,783)

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS Investments
Investment Company	$251,334,798	$—	$—	$251,334,798
Repurchase Agreement	—	18,770,244	—	18,770,244

Total Investments	$251,334,798	$18,770,244	$—	$270,105,042

Other Financial Instruments
Futures Contracts (D)	$446,879	$—	$—	$446,879

Total Other Financial Instruments	$446,879	$—	$—	$446,879

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(507,783)	$—	$—	$(507,783)

Total Other Financial Instruments	$(507,783)	$—	$—	$(507,783)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)

Affiliated investment in the Class I2 shares of Transamerica Funds and/or affiliated investment in the Initial Class shares of Transamerica Series

Trust. The Portfolio’s transactions and earnings are as follows:

Affiliated Investments	Value December 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value June 30, 2020	Shares as of June 30, 2020	Dividend Income	Net Capital Gain Distributions
Transamerica Morgan Stanley Global Allocation VP	$272,322,552	$8,499,521	$(26,955,346)	$(6,181,139)	$3,649,210	$251,334,798	27,741,148	$—	$—

(B)	Rate disclosed reflects the yield at June 30, 2020.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Affiliated investments, at value (cost $249,960,270)	$251,334,798
Repurchase agreement, at value (cost $18,770,244)	18,770,244
Cash collateral pledged at broker for:
Futures contracts	7,778,421
Receivables and other assets:
Shares of beneficial interest sold	51,756
Prepaid expenses	1,260

Total assets	277,936,479

Liabilities:
Payables and other liabilities:
Investment management fees	40,874
Distribution and service fees	60,389
Transfer agent costs	349
Trustees, CCO and deferred compensation fees	1,597
Audit and tax fees	9,644
Custody fees	4,419
Legal fees	2,494
Printing and shareholder reports fees	9,456
Other accrued expenses	5,559
Variation margin payable on futures contracts	734,301

Total liabilities	869,082

Net assets	$277,067,397

Net assets consist of:
Capital stock ($0.01 par value)	$288,707
Additional paid-in capital	280,943,916
Total distributable earnings (accumulated losses)	(4,165,226)

Net assets	$277,067,397

Shares outstanding	28,870,747

Net asset value and offering price per share	$9.60

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Interest income from unaffiliated investments	$23,157

Total investment income	23,157

Expenses:
Investment management fees	348,742
Distribution and service fees	343,833
Transfer agent costs	1,956
Trustees, CCO and deferred compensation fees	4,441
Audit and tax fees	9,814
Custody fees	5,530
Legal fees	12,001
Printing and shareholder reports fees	6,380
Other	15,123

Total expenses before waiver and/or reimbursement and recapture	747,820

Expense waived and/or reimbursed	(29,593)
Recapture of previously waived and/or reimbursed fees	28,249

Net expenses	746,476

Net investment income (loss)	(723,319)

Net realized gain (loss) on:
Affiliated investments	(6,181,138)
Futures contracts	(9,257,948)

Net realized gain (loss)	(15,439,086)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	3,649,210
Futures contracts	(60,904)
Translation of assets and liabilities denominated in foreign currencies	6,774

Net change in unrealized appreciation (depreciation)	3,595,080

Net realized and change in unrealized gain (loss)	(11,844,006)

Net increase (decrease) in net assets resulting from operations	$(12,567,325)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$(723,319)	$3,618,039
Net realized gain (loss)	(15,439,086)	14,094,324
Net change in unrealized appreciation (depreciation)	3,595,080	17,572,808

Net increase (decrease) in net assets resulting from operations	(12,567,325)	35,285,171

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(7,703,219)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(7,703,219)

Capital share transactions:
Proceeds from shares sold	11,891,146	33,534,207
Dividends and/or distributions reinvested	—	7,703,219
Cost of shares redeemed	(9,069,777)	(10,633,385)

Net increase (decrease) in net assets resulting from capital share transactions	2,821,369	30,604,041

Net increase (decrease) in net assets	(9,745,956)	58,185,993

Net assets:
Beginning of period/year	286,813,353	228,627,360

End of period/year	$277,067,397	$286,813,353

Capital share transactions - shares:
Shares issued	1,245,853	3,499,538
Shares reinvested	—	821,239
Shares redeemed	(958,428)	(1,115,027)

Net increase (decrease) in shares outstanding	287,425	3,205,750

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018		December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.03		$9.01	$9.88		$8.84	$9.59		$9.93

Investment operations:
Net investment income (loss) (A)	(0.03)		0.13	0.33		0.13	0.07	(B)	0.41
Net realized and unrealized gain (loss)	(0.40)		1.18	(1.09)		0.97	(0.03	)(C)	(0.75)

Total investment operations	(0.43)		1.31	(0.76)		1.10	0.04		(0.34)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.29)	(0.11)		(0.06)	(0.18)		—
Net realized gains	—		—	—		—	(0.61)		—

Total dividends and/or distributions to shareholders	—		(0.29)	(0.11)		(0.06)	(0.79)		—

Net asset value, end of period/year	$9.60		$10.03	$9.01		$9.88	$8.84		$9.59

Total return	(4.29	)%(D)	14.71%	(7.76)%		12.51%	0.37%		(3.42)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$277,067		$286,813	$228,627		$207,765	$169,426		$131,427
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.54	%(F)	0.56%	0.57%		0.56%	0.59%		0.60%
Including waiver and/or reimbursement and recapture	0.54	%(F)(G)	0.57%	0.57	%(G)	0.57%	0.57	%(B)	0.57%
Net investment income (loss) to average net assets	(0.53	)%(F)	1.41%	3.40%		1.42%	0.79	%(B)	4.16%
Portfolio turnover rate	3	%(D)	—%	—%		—%	—%		—%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP (formerly “Transamerica BlackRock Global Allocation Managed Risk – Balanced VP”) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (“OTC”).

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A)(B)	$—	$190,293	$256,586	$—	$—	$446,879
Total	$—	$190,293	$256,586	$—	$—	$446,879

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$(507,783)	$—	$—	$(507,783)
Total	$—	$—	$(507,783)	$—	$—	$(507,783)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$321,205	$(9,579,153)	$—	$—	$(9,257,948)
Total	$—	$321,205	$(9,579,153)	$—	$—	$(9,257,948)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$190,293	$(251,197)	$—	$—	$(60,904)
Total	$—	$190,293	$(251,197)	$—	$—	$(60,904)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – short	$(64,530,855)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. INVESTMENT CONCENTRATION

Throughout the period, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of June 30, 2020, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica Morgan Stanley Global Allocation VP	90.43%

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective May 1, 2020
First $2 billion	0.20%
Over $2 billion up to $4 billion	0.19
Over $4 billion up to $6 billion	0.18
Over $6 billion up to $8 billion	0.17
Over $8 billion up to $10 billion	0.16
Over $10 billion	0.15
Prior to May 1, 2020
First $2 billion	0.28
Over $2 billion up to $4 billion	0.27
Over $4 billion up to $6 billion	0.25
Over $6 billion up to $8 billion	0.24
Over $8 billion up to $10 billion	0.23
Over $10 billion	0.22

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2020
Service Class	0.47%	May 1, 2021
Prior to May 1, 2020
Service Class	0.57

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018, December 31, 2019 and the period ended June 30, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2017	2018	2019	2020	Total
$ —	$ —	$ 4,953	$ 29,593	$ 34,546

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 8,499,521	$ 26,955,347

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 268,730,514	$ 1,821,407	$ (507,783)	$ 1,313,624

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

(formerly, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP (formerly, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP) (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Milliman Financial Risk Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

(formerly, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its composite benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on May 1, 2020 pursuant to its current investment objective, investment strategies and benchmark. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees noted that they had previously approved a reduction to the Portfolio’s management fee schedule, which took effect on May 1, 2020 and was not fully reflected in the comparative data. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation Managed Risk – Balanced VP

(formerly, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$997.80	$4.07	$1,020.80	$4.12	0.82%
Service Class	1,000.00	997.30	5.41	1,019.40	5.47	1.09

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	39.0%
Repurchase Agreements	21.9
Foreign Government Obligations	16.1
Corporate Debt Securities	10.5
U.S. Government Obligations	8.1
U.S. Government Agency Obligations	4.1
Other Investment Company	0.9
Mortgage-Backed Securities	0.5
Asset-Backed Securities	0.5
Preferred Stocks	0.2
Convertible Bonds	0.1
Short-Term U.S. Government Obligation	0.0	*
Loan Assignments	0.0	*
Right	0.0	*
Net Other Assets (Liabilities) ^	(1.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 39.0%
Argentina - 0.0% (A)
MercadoLibre, Inc. (B)	400	$ 394,308

Australia - 1.2%
AGL Energy, Ltd.	11,562	136,780
Alumina, Ltd.	45,600	51,974
AMP, Ltd. (B)	60,967	78,887
Ampol, Ltd.	4,452	90,716
APA Group	20,461	158,211
Aristocrat Leisure, Ltd.	10,328	184,938
ASX, Ltd.	3,351	199,178
Aurizon Holdings, Ltd.	34,511	117,437
AusNet Services (C)	33,693	38,928
Australia & New Zealand Banking Group, Ltd.	49,378	640,687
Bendigo & Adelaide Bank, Ltd.	9,265	45,247
BHP Group PLC	36,656	750,094
BHP Group, Ltd. (C)	52,580	1,309,131
BlueScope Steel, Ltd.	9,068	74,701
Boral, Ltd.	21,281	56,578
Brambles, Ltd.	27,736	210,305
Challenger, Ltd. (C)	9,943	30,791
CIMIC Group, Ltd. (C)	1,766	29,677
Coca-Cola Amatil, Ltd.	8,995	54,181
Cochlear, Ltd.	1,134	148,882
Coles Group, Ltd.	23,351	277,582
Commonwealth Bank of Australia	31,119	1,502,871
Computershare, Ltd.	8,578	79,428
Crown Resorts, Ltd.	6,806	45,848
CSL, Ltd.	7,886	1,568,439
Dexus, REIT	19,750	126,762
Flight Centre Travel Group, Ltd. (C)	2,695	21,067
Fortescue Metals Group, Ltd.	25,250	245,472
Goodman Group, REIT	28,774	296,897
GPT Group, REIT	35,343	102,675
Harvey Norman Holdings, Ltd. (C)	9,231	22,692
Incitec Pivot, Ltd.	29,917	39,000
Insurance Australia Group, Ltd.	42,096	168,946
Lendlease Group	10,019	86,597
Macquarie Group, Ltd.	5,993	497,372
Magellan Financial Group, Ltd.	2,266	92,533
Medibank Pvt, Ltd.	49,529	102,686
Mirvac Group, REIT	69,130	104,428
National Australia Bank, Ltd.	50,503	639,993
Newcrest Mining, Ltd.	12,912	286,312
Oil Search, Ltd.	34,646	76,781
Orica, Ltd.	7,356	85,069
Origin Energy, Ltd.	31,380	127,693
Qantas Airways, Ltd.	13,407	35,527
QBE Insurance Group, Ltd.	26,515	163,627
Quintis Pty, Ltd. (D) (E) (F)	1,725,383	309,579
Ramsay Health Care, Ltd.	3,167	146,260
REA Group, Ltd. (C)	934	70,380
Santos, Ltd.	31,559	117,291
Scentre Group, REIT	93,308	141,655
SEEK, Ltd.	6,191	94,715
Sonic Healthcare, Ltd.	8,091	170,856
South32, Ltd.	91,283	129,232
Stockland, REIT	42,344	98,187
Suncorp Group, Ltd.	22,327	143,471
Sydney Airport	19,612	77,401

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Tabcorp Holdings, Ltd.	36,394	$ 85,841
Telstra Corp., Ltd.	72,316	156,971
TPG Telecom, Ltd. (B)	6,705	41,181
Transurban Group	47,565	466,457
Treasury Wine Estates, Ltd.	12,532	91,181
TUAS, Ltd. (B)	3,352	1,561
Vicinity Centres, REIT	57,029	57,160
Washington H Soul Pattinson & Co., Ltd. (C)	2,129	28,918
Wesfarmers, Ltd.	20,006	622,030
Westpac Banking Corp.	62,044	777,621
WiseTech Global, Ltd. (C)	2,451	33,157
Woodside Petroleum, Ltd.	16,983	256,658
Woolworths Group, Ltd.	22,059	568,610
Worley, Ltd. (C)	6,301	38,555

		15,928,548

Austria - 0.0% (A)
Andritz AG (B)	1,369	49,915
Erste Group Bank AG (B)	5,804	137,077
OMV AG	2,842	95,900
Raiffeisen Bank International AG	2,838	50,724
Verbund AG (C)	1,236	55,512
voestalpine AG	2,217	47,877

		437,005

Belgium - 0.2%
Ageas SA	3,357	118,971
Anheuser-Busch InBev SA	15,021	740,481
Colruyt SA	1,037	56,993
Galapagos NV (B)	878	173,298
Groupe Bruxelles Lambert SA	1,516	126,980
KBC Group NV	4,781	274,674
Proximus SADP	2,855	58,177
Solvay SA	1,406	112,798
Telenet Group Holding NV	898	37,000
UCB SA	2,337	271,200
Umicore SA	3,906	184,379

		2,154,951

Bermuda - 0.0% (A)
Arch Capital Group, Ltd. (B)	3,700	106,005
Athene Holding, Ltd., Class A (B)	1,300	40,547
Everest Re Group, Ltd.	400	82,480
RenaissanceRe Holdings, Ltd.	400	68,412

		297,444

Canada - 1.7%
Agnico Eagle Mines, Ltd.	4,100	262,532
Air Canada (B) (C)	2,400	29,965
Algonquin Power & Utilities Corp. (C)	9,000	116,345
Alimentation Couche-Tard, Inc., Class B	15,200	476,623
AltaGas, Ltd. (C)	4,900	56,486
Atco, Ltd., Class I	1,400	41,528
Aurora Cannabis, Inc. (B) (C)	1,650	20,406
Bank of Montreal	11,200	596,134
Bank of Nova Scotia	21,200	877,295
Barrick Gold Corp.	30,670	825,262
BCE, Inc.	2,700	112,606
Blackberry, Ltd. (B)	8,800	42,911
Bombardier, Inc., Class B (B) (C)	39,500	12,220

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Canada (continued)
Brookfield Asset Management, Inc., Class A	23,100	$ 760,244
CAE, Inc.	4,800	77,855
Cameco Corp.	6,400	65,622
Canadian Apartment Properties, REIT	1,500	53,687
Canadian Imperial Bank of Commerce	7,800	521,341
Canadian National Railway Co.	12,500	1,105,904
Canadian Natural Resources, Ltd.	20,200	350,405
Canadian Pacific Railway, Ltd.	2,400	610,465
Canadian Tire Corp., Ltd., Class A (C)	1,100	95,318
Canadian Utilities, Ltd., Class A	2,300	57,263
Canopy Growth Corp. (B) (C)	3,500	56,692
CCL Industries, Inc., Class B (C)	2,600	84,036
Cenovus Energy, Inc.	17,693	82,757
CGI, Inc. (B)	4,101	258,367
CI Financial Corp.	3,800	48,340
Constellation Software, Inc.	347	391,804
Cronos Group, Inc. (B) (C)	3,200	19,281
Dollarama, Inc. (C)	5,200	172,976
Emera, Inc. (C)	4,200	165,265
Empire Co., Ltd., Class A	3,100	74,235
Enbridge, Inc.	34,806	1,058,332
Fairfax Financial Holdings, Ltd.	458	141,499
First Capital Real Estate Investment Trust	1,900	19,425
First Quantum Minerals, Ltd.	12,230	97,472
Fortis, Inc. (C)	7,700	292,834
Franco-Nevada Corp. (C)	3,300	460,994
George Weston, Ltd.	1,443	105,706
Gildan Activewear, Inc.	3,600	55,766
Great-West Lifeco, Inc.	4,900	85,902
H&R Real Estate Investment Trust	2,400	17,254
Husky Energy, Inc. (C)	6,200	20,368
Hydro One, Ltd. (C) (G)	5,700	107,190
iA Financial Corp., Inc.	1,900	63,623
IGM Financial, Inc., Class B (C)	1,500	36,450
Imperial Oil, Ltd.	4,547	73,149
Intact Financial Corp.	2,400	228,421
Inter Pipeline, Ltd. (C)	7,100	66,105
Keyera Corp. (C)	3,700	56,334
Kinross Gold Corp. (B)	21,800	157,366
Kirkland Lake Gold, Ltd.	4,700	193,525
Loblaw Cos., Ltd.	3,200	155,828
Lululemon Athletica, Inc. (B)	1,000	312,010
Lundin Mining Corp.	11,800	63,276
Magna International, Inc.	5,100	227,126
Manulife Financial Corp.	34,000	462,566
Methanex Corp.	1,200	21,656
Metro, Inc.	4,400	181,497
National Bank of Canada (C)	5,700	258,297
Nutrien, Ltd. (C)	9,755	313,430
Onex Corp.	1,500	67,763
Open Text Corp.	4,700	199,584
Parkland Corp. (C)	2,500	62,076
Pembina Pipeline Corp. (C)	9,400	235,000
Power Corp. of Canada	9,600	168,863
PrairieSky Royalty, Ltd. (C)	3,500	22,120
Quebecor, Inc., Class B	3,100	66,608
Restaurant Brands International, Inc. (C)	4,900	266,692
RioCan, REIT	2,800	31,679

	Shares	Value
COMMON STOCKS (continued)
Canada (continued)
Rogers Communications, Inc., Class B	6,300	$ 253,142
Royal Bank of Canada	25,000	1,696,192
Saputo, Inc.	4,200	100,143
Shaw Communications, Inc., Class B	8,200	133,727
Shopify, Inc., Class A (B)	1,800	1,710,066
SmartCentres, REIT	1,400	21,563
Sun Life Financial, Inc.	10,100	371,162
Suncor Energy, Inc.	26,800	451,865
TC Energy Corp.	16,000	683,559
Teck Resources, Ltd., Class B	8,600	90,079
TELUS Corp.	7,200	120,760
Thomson Reuters Corp.	3,528	239,704
Toronto-Dominion Bank	31,600	1,410,315
West Fraser Timber Co., Ltd. (C)	1,000	35,150
Wheaton Precious Metals Corp.	7,797	342,928
WSP Global, Inc. (C)	1,800	110,392

		22,746,703

Chile - 0.0% (A)
Antofagasta PLC	6,864	79,446

Denmark - 0.4%
AP Moller - Maersk A/S, Class A	72	78,729
AP Moller - Maersk A/S, Class B	125	146,501
Carlsberg A/S, Class B	1,936	256,729
Chr Hansen Holding A/S	1,906	196,595
Coloplast A/S, Class B	2,117	329,972
Danske Bank A/S (B)	11,762	157,240
Demant A/S (B) (C)	2,046	54,221
DSV Panalpina A/S	3,790	465,544
Genmab A/S (B)	1,171	394,853
H. Lundbeck A/S	1,267	47,873
ISS A/S (B)	2,989	47,461
Novo Nordisk A/S, Class B	31,305	2,039,450
Novozymes A/S, B Shares	3,832	222,164
Orsted A/S (G)	3,392	391,442
Pandora A/S	1,909	104,259
Tryg A/S	2,164	62,873
Vestas Wind Systems A/S	3,434	351,651

		5,347,557

Finland - 0.2%
Elisa OYJ	2,616	159,187
Fortum OYJ	8,380	159,875
Kone OYJ, Class B	6,279	433,059
Metso OYJ	2,060	67,699
Neste OYJ	8,168	320,807
Nokia OYJ	106,364	464,796
Nokian Renkaat OYJ	2,446	53,766
Nordea Bank Abp (B)	60,120	416,950
Orion OYJ, Class B	1,897	91,994
Sampo OYJ, A Shares	8,382	288,926
Stora Enso OYJ, R Shares	11,220	134,296
UPM-Kymmene OYJ	9,867	285,795
Wartsila OYJ Abp	8,616	71,470

		2,948,620

France - 2.0%
Accor SA (B)	60,926	1,662,769
Aeroports de Paris	577	59,570
Air Liquide SA	8,804	1,272,941

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Airbus SE (B)	11,464	$ 821,439
Alstom SA	3,530	164,501
Amundi SA (B) (G)	1,142	89,777
Arkema SA	1,310	125,922
Atos SE (B)	1,858	159,292
AXA SA	36,567	769,476
BioMerieux	760	104,374
BNP Paribas SA (B)	21,436	856,454
Bollore SA	16,091	50,773
Bouygues SA (B)	4,252	145,650
Bureau Veritas SA (B)	5,480	116,228
Capgemini SE	3,021	348,628
Carrefour SA	11,146	172,853
Casino Guichard Perrachon SA (B)	1,011	37,456
Cie de Saint-Gobain (B)	9,438	340,532
Cie Generale des Etablissements Michelin SCA	3,321	346,158
CNP Assurances (B)	3,298	38,252
Covivio, REIT	896	64,990
Credit Agricole SA (B)	22,126	210,101
Danone SA	11,614	806,164
Dassault Aviation SA (B)	48	44,040
Dassault Systemes SE	2,458	426,691
Edenred	4,726	207,274
Eiffage SA (B)	1,451	133,008
Electricite de France SA	11,624	108,069
Engie SA (B)	34,549	428,474
EssilorLuxottica SA (B)	5,479	704,645
Eurazeo SE (B)	743	38,180
Eutelsat Communications SA	3,313	30,646
Faurecia SE (B)	1,481	58,186
Gecina SA, REIT	865	106,834
Getlink SE (B)	8,269	119,576
Hermes International	591	496,208
ICADE, REIT	549	38,336
Iliad SA	268	52,316
Ingenico Group SA (B)	1,151	184,936
Ipsen SA	708	60,061
JCDecaux SA (B)	1,613	30,131
Kering SA	1,412	771,967
Klepierre SA, REIT	3,802	75,997
L’Oreal SA (B)	4,881	1,575,325
Legrand SA	5,042	383,103
LVMH Moet Hennessy Louis Vuitton SE	5,348	2,361,115
Natixis SA (B)	18,184	47,961
Orange SA	37,443	447,742
Pernod Ricard SA	3,933	619,315
Peugeot SA (B)	11,192	183,539
Publicis Groupe SA	4,089	132,831
Remy Cointreau SA (C)	416	56,753
Renault SA (B)	3,668	93,877
Safran SA (B)	6,360	639,761
Sanofi	20,827	2,124,032
Sartorius Stedim Biotech	520	131,839
Schneider Electric SE	10,451	1,162,534
SCOR SE (B)	2,988	82,523
SEB SA	444	73,650
Societe Generale SA (B)	15,638	261,462
Sodexo SA	1,715	116,291

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Suez SA	6,569	$ 77,209
Teleperformance	1,082	275,566
Thales SA	2,024	163,813
TOTAL SA	47,365	1,826,319
Ubisoft Entertainment SA (B)	1,683	139,370
Unibail-Rodamco-Westfield, REIT (C)	2,727	153,712
Valeo SA (C)	4,675	123,305
Veolia Environnement SA	10,163	229,492
Vinci SA	9,962	923,709
Vivendi SA	15,289	395,063
Wendel SE	520	49,628
Worldline SA (B) (G)	2,604	227,041

		27,957,755

Germany - 1.5%
adidas AG (B)	3,547	935,172
Allianz SE	7,834	1,600,817
BASF SE	17,322	972,964
Bayer AG	18,492	1,370,691
Bayerische Motoren Werke AG	6,414	409,474
Beiersdorf AG	1,915	217,763
Brenntag AG	2,910	154,288
Carl Zeiss Meditec AG (B)	766	74,587
Commerzbank AG (B)	19,175	85,460
Continental AG (B)	2,124	208,813
Covestro AG (B) (G)	3,278	124,853
Daimler AG	17,907	728,526
Delivery Hero SE (B) (G)	2,107	216,531
Deutsche Bank AG (B)	37,700	359,661
Deutsche Boerse AG	3,513	635,771
Deutsche Lufthansa AG (B)	4,572	45,869
Deutsche Post AG	18,914	694,519
Deutsche Telekom AG	62,795	1,053,652
Deutsche Wohnen SE	6,644	298,552
E.ON SE	41,857	472,468
Evonik Industries AG	4,051	103,179
Fraport AG Frankfurt Airport Services Worldwide (B)	820	35,920
Fresenius Medical Care AG & Co. KGaA	4,004	344,463
Fresenius SE & Co. KGaA	7,947	394,988
GEA Group AG	2,997	95,120
Hannover Rueck SE	1,142	197,365
HeidelbergCement AG	2,872	153,743
Henkel AG & Co. KGaA	1,957	163,723
HOCHTIEF AG	483	42,977
Infineon Technologies AG	24,479	573,596
KION Group AG	1,281	78,871
Knorr-Bremse AG	940	95,397
LANXESS AG	1,575	83,288
Merck KGaA	2,458	286,229
METRO AG	3,306	31,375
MTU Aero Engines AG (B)	1,054	183,502
Muenchener Rueckversicherungs-Gesellschaft AG	2,717	707,493
Puma SE (B)	1,625	125,994
RWE AG	10,886	381,087
SAP SE	18,471	2,582,050
Siemens AG	14,666	1,729,665
Siemens Healthineers AG (G)	2,792	134,206

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Symrise AG	2,361	$ 275,875
Telefonica Deutschland Holding AG	16,225	47,851
thyssenkrupp AG (B)	8,568	61,126
TUI AG	7,597	36,001
Uniper SE	3,789	122,268
United Internet AG	1,914	81,320
Volkswagen AG	622	100,427
Vonovia SE	9,606	587,148
Wirecard AG (C)	2,257	16,747
Zalando SE (B) (G)	2,576	182,743

		20,696,168

Hong Kong - 0.6%
AIA Group, Ltd.	430,000	4,023,768
CK Infrastructure Holdings, Ltd.	30,500	157,662
CLP Holdings, Ltd.	21,500	211,157
Hang Lung Properties, Ltd.	143,000	339,951
HKT Trust & HKT, Ltd.	129,000	189,303
Hysan Development Co., Ltd.	36,000	116,216
Jardine Matheson Holdings, Ltd.	9,700	405,565
Power Assets Holdings, Ltd.	500	2,732
Shangri-La Asia, Ltd.	338,000	292,064
Sun Hung Kai Properties, Ltd.	179,500	2,293,154
WH Group, Ltd. (G)	161,500	139,567

		8,171,139

Ireland - 0.4%
Accenture PLC, Class A	5,800	1,245,376
AerCap Holdings NV (B)	2,200	67,760
AIB Group PLC (B)	15,854	20,018
Allegion PLC	900	91,998
Aptiv PLC	2,434	189,657
Bank of Ireland Group PLC (B)	19,258	39,682
CRH PLC	14,867	511,726
DCC PLC	1,716	143,189
Experian PLC	15,489	543,646
Flutter Entertainment PLC (B)	956	125,331
Flutter Entertainment PLC (B)	1,434	189,323
James Hardie Industries PLC, CDI	7,836	150,989
Jazz Pharmaceuticals PLC (B)	500	55,170
Kerry Group PLC, Class A	2,977	369,824
Kingspan Group PLC	2,860	184,631
Medtronic PLC	12,294	1,127,360
Perrigo Co. PLC	1,200	66,324
Smurfit Kappa Group PLC	4,217	141,715
STERIS PLC	800	122,752
Trane Technologies PLC	2,200	195,756

		5,582,227

Isle of Man - 0.0% (A)
GVC Holdings PLC	9,992	91,586

Italy - 0.4%
Assicurazioni Generali SpA (C)	20,599	312,904
Atlantia SpA (B) (C)	9,556	154,571
Davide Campari-Milano SpA	10,677	90,295
Enel SpA	151,570	1,310,844
Eni SpA	48,607	465,947
Ferrari NV	2,326	398,433
FinecoBank Banca Fineco SpA (B)	11,479	155,357
Intesa Sanpaolo SpA (B)	278,642	535,463

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Leonardo SpA	7,604	$ 50,691
Mediobanca Banca di Credito Finanziario SpA	11,529	83,254
Moncler SpA (B)	3,488	134,126
Pirelli & C SpA (B) (G)	7,502	31,916
Poste Italiane SpA (G)	9,835	85,911
Prysmian SpA	4,466	103,604
Recordati SpA	1,934	96,775
Snam SpA	37,783	184,198
Telecom Italia SpA	284,623	111,659
Terna Rete Elettrica Nazionale SpA	26,583	183,358
UniCredit SpA (B)	38,055	351,218

		4,840,524

Japan - 1.0%
Mitsubishi Estate Co., Ltd.	226,195	3,370,717
Mitsui Fudosan Co., Ltd.	231,886	4,119,391
Nomura Real Estate Holdings, Inc.	47,767	889,298
Sumitomo Realty & Development Co., Ltd.	122,458	3,380,168
Tokyo Tatemono Co., Ltd. (C)	112,713	1,297,318
Tokyu Fudosan Holdings Corp.	242,600	1,141,305

		14,198,197

Jersey, Channel Islands - 0.0% (A)
Amcor PLC (B)	14,700	150,087

Luxembourg - 0.0% (A)
ArcelorMittal SA (B)	13,043	138,150
Aroundtown SA (B)	22,935	131,459
Eurofins Scientific SE (B)	212	133,716
Millicom International Cellular SA, SDR	1,897	49,939
SES SA	7,225	49,367
Tenaris SA	9,155	59,495

		562,126

Netherlands - 0.9%
ABN AMRO Bank NV, CVA (G)	8,180	70,394
Adyen NV (B) (G)	199	289,643
Akzo Nobel NV	3,778	339,418
Altice Europe NV, Class A (B)	11,684	45,188
ASML Holding NV	8,221	3,007,347
EXOR NV	2,101	120,592
Heineken Holding NV	2,199	179,981
Heineken NV	4,937	455,164
ING Groep NV	74,766	521,186
Just Eat Takeaway.com NV (B) (G)	2,173	227,133
Koninklijke Ahold Delhaize NV	20,090	547,534
Koninklijke DSM NV	3,340	463,652
Koninklijke KPN NV (C)	65,659	174,647
Koninklijke Philips NV (B)	16,778	782,655
Koninklijke Vopak NV	1,323	69,979
NN Group NV	5,861	196,975
NXP Semiconductors NV	5,100	581,604
Prosus NV (B)	9,241	859,028
QIAGEN NV (B)	4,143	178,460
Randstad NV	2,254	100,788
Royal Dutch Shell PLC, A Shares	70,413	1,127,401
Royal Dutch Shell PLC, B Shares	63,500	962,679
Wolters Kluwer NV	5,031	392,950

		11,694,398

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Norway - 0.1%
Aker BP ASA	1,863	$ 34,476
DNB ASA	16,158	215,669
Equinor ASA	17,551	252,834
Gjensidige Forsikring ASA (B)	3,298	60,934
Mowi ASA	7,241	138,026
Norsk Hydro ASA (B)	23,956	66,834
Orkla ASA	12,297	107,963
Schibsted ASA, B Shares (B)	1,678	39,635
Telenor ASA	12,182	177,868
Yara International ASA	3,008	104,866

		1,199,105

Portugal - 0.0% (A)
EDP - Energias de Portugal SA	47,645	227,422
Galp Energia SGPS SA	9,631	111,720
Jeronimo Martins SGPS SA	4,721	82,617

		421,759

Russian Federation - 0.0% (A)
Evraz PLC	9,343	33,103

Singapore - 0.2%
CapitaLand, Ltd. (B)	798,200	1,686,312
ComfortDelGro Corp., Ltd.	120,200	126,319
DBS Group Holdings, Ltd.	16,500	248,273
Singapore Telecommunications, Ltd.	85,800	152,629
United Overseas Bank, Ltd.	29,100	425,205
Wilmar International, Ltd.	4,600	13,606

		2,652,344

Spain - 0.5%
ACS Actividades de Construccion y Servicios SA	4,780	122,841
Aena SME SA (B) (G)	1,292	172,794
Amadeus IT Group SA	8,297	435,610
Banco Bilbao Vizcaya Argentaria SA	128,351	441,908
Banco de Sabadell SA	109,101	38,332
Banco Santander SA (B)	312,379	764,223
Bankia SA	22,863	24,443
Bankinter SA	12,904	61,850
CaixaBank SA	67,027	143,390
Cellnex Telecom SA (G)	4,511	275,522
Enagas SA (C)	4,704	115,077
Endesa SA (C)	5,893	146,183
Ferrovial SA	9,250	247,252
Grifols SA	5,647	171,714
Iberdrola SA	113,924	1,330,026
Industria de Diseno Textil SA	20,997	557,123
Mapfre SA	19,950	35,624
Melia Hotels International SA (C)	47,091	200,997
Naturgy Energy Group SA (C)	5,593	104,415
Red Electrica Corp. SA (C)	8,011	149,882
Repsol SA	27,650	244,315
Siemens Gamesa Renewable Energy SA (B)	4,445	79,143
Telefonica SA	82,023	392,297

		6,254,961

Sweden - 0.5%
Alfa Laval AB (B)	5,714	126,052
Assa Abloy AB, B Shares	17,722	362,725
Atlas Copco AB, A Shares	12,342	525,589
Atlas Copco AB, B Shares	7,162	266,126

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Autoliv, Inc.	800	$ 51,608
Boliden AB	5,139	117,870
Electrolux AB, Series B	4,235	71,253
Epiroc AB, Class A	12,066	151,192
Epiroc AB, Class B	7,180	88,179
Essity AB, Class B (B)	10,921	354,074
Hennes & Mauritz AB, B Shares	15,073	220,010
Hexagon AB, B Shares (B)	4,870	285,994
Husqvarna AB, B Shares	7,732	63,635
ICA Gruppen AB	1,621	77,053
Industrivarden AB, C Shares (B)	3,090	70,433
Investor AB, B Shares	8,421	446,716
Kinnevik AB, Class B	4,439	117,178
L E Lundbergforetagen AB, B Shares (B) (C)	1,387	63,225
Lundin Energy AB (C)	3,462	84,492
Sandvik AB (B)	21,102	397,261
Securitas AB, B Shares (B)	5,793	78,334
Skandinaviska Enskilda Banken AB, Class A (B)	30,845	267,751
Skanska AB, B Shares (B)	6,301	128,637
SKF AB, B Shares	7,079	132,331
Svenska Handelsbanken AB, A Shares (B)	29,234	277,586
Swedbank AB, A Shares (B)	16,624	213,467
Swedish Match AB	2,944	207,716
Tele2 AB, B Shares	8,866	118,023
Telefonaktiebolaget LM Ericsson, B Shares	56,621	524,851
Telia Co. AB	49,456	185,025
Volvo AB, B Shares (B)	27,436	431,702

		6,506,088

Switzerland - 1.8%
ABB, Ltd.	33,752	765,594
Adecco Group AG	2,795	131,744
Alcon, Inc. (B)	7,666	440,482
Baloise Holding AG	876	131,970
Barry Callebaut AG	54	103,077
Chocoladefabriken Lindt & Spruengli AG	21	329,441
Chubb, Ltd.	4,267	540,288
Cie Financiere Richemont SA	9,505	613,076
Clariant AG (B) (C)	3,614	71,127
Coca-Cola HBC AG	3,509	87,841
Credit Suisse Group AG	47,197	491,079
Dufry AG (B)	880	26,359
EMS-Chemie Holding AG	145	112,651
Garmin, Ltd.	1,200	117,000
Geberit AG	688	345,194
Givaudan SA	161	601,813
Glencore PLC (B)	186,441	397,157
Julius Baer Group, Ltd.	4,085	171,560
Kuehne & Nagel International AG (B)	981	163,404
LafargeHolcim, Ltd. (B)	8,968	395,094
Lonza Group AG	1,257	665,829
Nestle SA	52,064	5,772,368
Novartis AG	37,796	3,292,826
Pargesa Holding SA	690	52,317
Partners Group Holding AG	338	307,814
Roche Holding AG	11,888	4,118,592
Schindler Holding AG	1,082	256,213
SGS SA	109	267,011
Sika AG	2,277	438,943

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Sonova Holding AG	962	$ 192,569
STMicroelectronics NV	13,147	358,364
Straumann Holding AG	188	162,523
Swatch Group AG (C)	531	106,578
Swatch Group AG	958	37,674
Swiss Life Holding AG	610	226,931
Swiss Prime Site AG	1,368	126,903
Swiss Re AG	5,430	421,012
Swisscom AG	450	235,980
TE Connectivity, Ltd.	3,100	252,805
Temenos AG	1,227	190,705
UBS Group AG	70,181	810,524
Vifor Pharma AG	815	123,299
Zurich Insurance Group AG	2,715	962,007

		25,415,738

United Kingdom - 2.5%
3i Group PLC	16,673	171,682
Admiral Group PLC	3,260	92,450
Anglo American PLC	18,064	416,433
Aon PLC, Class A	2,141	412,357
Ashtead Group PLC	7,971	268,886
Associated British Foods PLC	6,311	149,218
AstraZeneca PLC	22,054	2,295,257
Auto Trader Group PLC (G)	16,920	110,162
AVEVA Group PLC	1,135	57,548
Aviva PLC	69,361	235,090
BAE Systems PLC	56,023	334,987
Barclays PLC	306,143	431,906
Barratt Developments PLC	17,298	106,316
Berkeley Group Holdings PLC	2,054	105,781
BP PLC	347,675	1,331,957
British American Tobacco PLC	39,113	1,500,094
British Land Co. PLC, REIT	15,598	74,612
BT Group PLC	142,685	201,792
Bunzl PLC	5,918	158,739
Burberry Group PLC	7,321	144,664
Centrica PLC	105,146	49,960
CNH Industrial NV (B)	19,790	139,037
Coca-Cola European Partners PLC	4,200	158,592
Compass Group PLC	27,730	381,522
Croda International PLC	2,180	141,593
Diageo PLC	40,697	1,352,660
Direct Line Insurance Group PLC	23,668	79,360
easyJet PLC (C)	3,072	25,935
Ferguson PLC	3,928	321,179
Fiat Chrysler Automobiles NV (B)	21,366	216,183
G4S PLC	29,288	41,434
GlaxoSmithKline PLC	83,814	1,693,016
Halma PLC	6,528	185,984
Hargreaves Lansdown PLC	5,654	114,019
HSBC Holdings PLC	352,695	1,639,181
IHS Markit, Ltd.	3,500	264,250
Imperial Brands PLC	16,371	311,649
Informa PLC	23,024	133,119
InterContinental Hotels Group PLC	41,613	1,837,012
Intertek Group PLC	2,774	186,832
ITV PLC	65,818	60,831
J Sainsbury PLC	30,301	78,418

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
JD Sports Fashion PLC	7,607	$ 58,549
Johnson Matthey PLC	3,385	88,159
Kingfisher PLC	36,627	100,768
Land Securities Group PLC, REIT	12,100	82,675
Legal & General Group PLC	101,919	277,856
Liberty Global PLC, Class A (B)	1,500	32,790
Liberty Global PLC, Class C (B)	3,768	81,050
Linde PLC	4,900	1,039,339
Lloyds Banking Group PLC	1,243,547	479,710
London Stock Exchange Group PLC	5,442	565,942
M&G PLC	45,187	93,828
Marks & Spencer Group PLC	35,155	43,109
Meggitt PLC	13,486	49,121
Melrose Industries PLC	90,518	127,589
Micro Focus International PLC	5,895	31,450
Mondi PLC	8,360	156,374
National Grid PLC	59,775	729,279
Next PLC	2,331	141,130
NMC Health PLC (B) (D) (E) (H) (I)	77,617	0
Ocado Group PLC (B)	7,488	188,176
Pearson PLC	13,787	98,147
Pentair PLC	1,400	53,186
Persimmon PLC (B)	5,512	155,998
Prudential PLC	45,294	682,493
Reckitt Benckiser Group PLC	12,130	1,115,941
RELX PLC	33,174	767,837
Rentokil Initial PLC	30,537	193,091
Rio Tinto PLC	19,673	1,107,129
Rio Tinto, Ltd.	6,751	462,265
Rolls-Royce Holdings PLC (B)	32,768	115,691
Royal Bank of Scotland Group PLC	84,802	127,309
RSA Insurance Group PLC	18,099	91,661
Sage Group PLC	19,169	159,121
Schroders PLC	2,137	77,996
Segro PLC, REIT	19,175	212,075
Severn Trent PLC	4,124	126,210
Smith & Nephew PLC	14,805	275,871
Smiths Group PLC	6,836	119,506
Spirax-Sarco Engineering PLC	1,255	154,503
SSE PLC	18,185	307,929
St. James’s Place PLC	9,046	106,367
Standard Chartered PLC	48,835	264,725
Standard Life Aberdeen PLC	41,464	137,399
Taylor Wimpey PLC	55,505	97,967
TechnipFMC PLC	4,100	28,044
Tesco PLC	169,147	475,753
Unilever NV	27,618	1,472,528
Unilever PLC	19,276	1,039,768
United Utilities Group PLC	11,893	133,638
Vodafone Group PLC	461,463	733,615
Weir Group PLC	4,705	61,830
Whitbread PLC (B)	40,271	1,107,957
Willis Towers Watson PLC	1,224	241,067
WM Morrison Supermarkets PLC	41,786	98,437
WPP PLC	21,757	169,624

		34,951,269

United States - 22.9%
3M Co.	5,300	826,747

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
A.O. Smith Corp.	1,200	$ 56,544
Abbott Laboratories	16,248	1,485,555
AbbVie, Inc.	16,289	1,599,254
ABIOMED, Inc. (B)	400	96,624
Activision Blizzard, Inc.	6,900	523,710
Acuity Brands, Inc.	400	38,296
Adobe, Inc. (B)	4,360	1,897,952
Advance Auto Parts, Inc.	600	85,470
Advanced Micro Devices, Inc. (B)	9,400	494,534
AES Corp.	6,200	89,838
Aflac, Inc.	6,900	248,607
Agilent Technologies, Inc.	2,851	251,943
AGNC Investment Corp., REIT	4,900	63,210
Air Products & Chemicals, Inc.	2,024	488,715
Akamai Technologies, Inc. (B)	1,500	160,635
Albemarle Corp.	1,000	77,210
Alexandria Real Estate Equities, Inc., REIT	1,100	178,475
Alexion Pharmaceuticals, Inc. (B)	2,031	227,959
Align Technology, Inc. (B)	700	192,108
Alleghany Corp.	100	48,914
Alliance Data Systems Corp.	400	18,048
Alliant Energy Corp.	2,200	105,248
Allstate Corp.	3,000	290,970
Ally Financial, Inc.	3,600	71,388
Alnylam Pharmaceuticals, Inc. (B)	1,000	148,110
Alphabet, Inc., Class A (B)	2,700	3,828,735
Alphabet, Inc., Class C (B)	2,839	4,013,239
Altice USA, Inc., Class A (B)	1,300	29,302
Altria Group, Inc.	17,000	667,250
Amazon.com, Inc. (B)	3,858	10,643,528
AMERCO	100	30,219
Ameren Corp.	2,300	161,828
American Airlines Group, Inc. (C)	1,100	14,377
American Electric Power Co., Inc.	4,500	358,380
American Express Co.	6,500	618,800
American Financial Group, Inc.	700	44,422
American International Group, Inc.	7,980	248,816
American Tower Corp., REIT	4,062	1,050,189
American Water Works Co., Inc.	1,600	205,856
Ameriprise Financial, Inc.	1,216	182,449
AmerisourceBergen Corp.	1,400	141,078
AMETEK, Inc.	2,100	187,677
Amgen, Inc.	5,410	1,276,003
Amphenol Corp., Class A	2,700	258,687
Analog Devices, Inc.	3,400	416,976
Annaly Capital Management, Inc., REIT	13,300	87,248
ANSYS, Inc. (B)	800	233,384
Anthem, Inc.	2,350	618,003
Apache Corp.	3,400	45,900
Apple, Inc.	40,467	14,762,362
Applied Materials, Inc.	8,499	513,765
Aramark	2,300	51,911
Archer-Daniels-Midland Co.	5,200	207,480
Arista Networks, Inc. (B)	500	105,015
Arrow Electronics, Inc. (B)	800	54,952
Arthur J. Gallagher & Co.	1,700	165,733
Assurant, Inc.	600	61,974
AT&T, Inc.	67,635	2,044,606

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Atmos Energy Corp.	1,100	$ 109,538
Autodesk, Inc. (B)	1,993	476,706
Automatic Data Processing, Inc.	3,900	580,671
AutoZone, Inc. (B)	219	247,058
AvalonBay Communities, Inc., REIT	1,277	197,475
Avery Dennison Corp.	800	91,272
Axalta Coating Systems, Ltd. (B)	2,000	45,100
Baker Hughes Co.	6,000	92,340
Ball Corp.	2,800	194,572
Bank of America Corp.	133,886	3,179,792
Bank of New York Mellon Corp.	7,747	299,422
Bausch Health Cos., Inc. (B)	5,500	100,633
Baxter International, Inc.	4,470	384,867
Becton Dickinson & Co.	2,468	590,518
Berkshire Hathaway, Inc., Class B (B)	12,305	2,196,566
Best Buy Co., Inc.	2,100	183,267
Bio-Rad Laboratories, Inc., Class A (B)	200	90,298
Biogen, Inc. (B)	1,600	428,080
BioMarin Pharmaceutical, Inc. (B)	1,654	204,004
Black Knight, Inc. (B)	1,400	101,584
BlackRock, Inc.	1,100	598,499
Blackstone Group, Inc., Class A	6,000	339,960
Boeing Co.	5,100	934,830
Booking Holdings, Inc. (B)	342	544,580
Booz Allen Hamilton Holding Corp.	1,300	101,127
BorgWarner, Inc.	1,900	67,070
Boston Properties, Inc., REIT	1,500	135,570
Boston Scientific Corp. (B)	12,809	449,724
Bristol-Myers Squibb Co.	21,481	1,263,083
Broadcom, Inc.	3,700	1,167,757
Broadridge Financial Solutions, Inc.	1,000	126,190
Brown & Brown, Inc.	2,200	89,672
Brown-Forman Corp., Class B	2,800	178,248
Bunge, Ltd.	1,300	53,469
Burlington Stores, Inc. (B)	600	118,158
Cabot Oil & Gas Corp.	3,800	65,284
Cadence Design Systems, Inc. (B)	2,543	244,026
Camden Property Trust, REIT	900	82,098
Campbell Soup Co.	1,500	74,445
Capital One Financial Corp.	4,224	264,380
Cardinal Health, Inc.	2,700	140,913
CarMax, Inc. (B)	1,500	134,325
Carnival Corp. (C)	4,200	68,964
Carnival PLC	3,048	37,284
Carrier Global Corp.	7,600	168,872
Caterpillar, Inc.	5,200	657,800
Cboe Global Markets, Inc.	1,000	93,280
CBRE Group, Inc., Class A (B)	2,900	131,138
CDK Global, Inc.	1,100	45,562
CDW Corp.	1,300	151,034
Celanese Corp.	1,100	94,974
Centene Corp. (B)	5,300	336,815
CenterPoint Energy, Inc.	4,700	87,749
CenturyLink, Inc.	9,100	91,273
Cerner Corp.	2,866	196,464
CF Industries Holdings, Inc.	2,000	56,280
CH Robinson Worldwide, Inc.	1,297	102,541
Charles Schwab Corp.	10,788	363,987

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Charter Communications, Inc., Class A (B)	1,315	$ 670,703
Cheniere Energy, Inc. (B)	2,100	101,472
Chevron Corp.	17,261	1,540,199
Chipotle Mexican Grill, Inc. (B)	200	210,472
Choice Hotels International, Inc.	11,354	895,831
Church & Dwight Co., Inc.	2,200	170,060
Cigna Corp.	3,500	656,775
Cincinnati Financial Corp.	1,500	96,045
Cintas Corp.	831	221,345
Cisco Systems, Inc.	38,748	1,807,207
CIT Group, Inc.	500	10,365
Citigroup, Inc.	34,131	1,744,094
Citizens Financial Group, Inc.	6,800	171,632
Citrix Systems, Inc.	1,200	177,492
Clorox Co.	1,100	241,307
CME Group, Inc.	3,253	528,743
CMS Energy Corp.	2,600	151,892
Coca-Cola Co.	37,612	1,680,504
Cognex Corp.	1,600	95,552
Cognizant Technology Solutions Corp., Class A	5,100	289,782
Colgate-Palmolive Co.	7,302	534,945
Comcast Corp., Class A	42,277	1,647,957
Comerica, Inc.	2,300	87,630
Conagra Brands, Inc.	4,500	158,265
Concho Resources, Inc.	1,900	97,850
ConocoPhillips	9,900	415,998
Consolidated Edison, Inc.	3,100	222,983
Constellation Brands, Inc., Class A	1,500	262,425
Continental Resources, Inc.	900	15,777
Cooper Cos., Inc.	400	113,456
Copart, Inc. (B)	1,900	158,213
Corning, Inc.	7,200	186,480
Corteva, Inc.	6,943	186,003
CoStar Group, Inc. (B)	300	213,201
Costco Wholesale Corp.	4,021	1,219,207
Coty, Inc., Class A	2,700	12,069
Crown Castle International Corp., REIT	3,864	646,640
Crown Holdings, Inc. (B)	1,200	78,156
CSX Corp.	6,900	481,206
Cummins, Inc.	1,379	238,926
CVS Health Corp.	11,881	771,909
D.R. Horton, Inc.	203,282	11,271,987
Danaher Corp.	5,700	1,007,931
Darden Restaurants, Inc.	1,200	90,924
DaVita, Inc. (B)	800	63,312
Deere & Co.	2,900	455,735
Dell Technologies, Inc., Class C (B)	1,519	83,454
Delta Air Lines, Inc.	1,636	45,890
DENTSPLY SIRONA, Inc.	2,100	92,526
Devon Energy Corp.	3,600	40,824
DexCom, Inc. (B)	845	342,563
Diamondback Energy, Inc.	1,400	58,548
Digital Realty Trust, Inc., REIT	2,400	341,064
Discover Financial Services	2,871	143,808
Discovery, Inc., Class A (B)	1,500	31,650
Discovery, Inc., Class C (B)	3,300	63,558
DISH Network Corp., Class A (B)	2,400	82,824
DocuSign, Inc. (B)	1,000	172,210

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Dollar General Corp.	2,300	$ 438,173
Dollar Tree, Inc. (B)	2,129	197,316
Dominion Energy, Inc.	7,500	608,850
Domino’s Pizza, Inc.	400	147,776
Dover Corp.	1,300	125,528
Dow, Inc. (B)	7,100	289,396
Dropbox, Inc., Class A (B)	2,200	47,894
DTE Energy Co.	1,800	193,500
Duke Energy Corp.	6,700	535,263
Duke Realty Corp., REIT	3,400	120,326
DuPont de Nemours, Inc.	6,847	363,781
DXC Technology Co.	2,400	39,600
Eagle Materials, Inc.	5,251	368,725
East West Bancorp, Inc.	2,200	79,728
Eastman Chemical Co.	1,200	83,568
Eaton Corp. PLC	3,922	343,097
Eaton Vance Corp.	1,000	38,600
eBay, Inc.	6,947	364,370
Ecolab, Inc.	2,400	477,480
Edison International	3,300	179,223
Edwards Lifesciences Corp. (B)	5,745	397,037
Elanco Animal Health, Inc. (B)	3,600	77,220
Electronic Arts, Inc. (B)	2,558	337,784
Eli Lilly & Co.	7,937	1,303,097
Emerson Electric Co.	5,505	341,475
Entergy Corp.	1,800	168,858
EOG Resources, Inc.	5,200	263,432
EPAM Systems, Inc. (B)	500	126,005
Equifax, Inc.	1,100	189,068
Equinix, Inc., REIT	800	561,840
Equitable Holdings, Inc.	3,800	73,302
Equity Lifestyle Properties, Inc., REIT	1,600	99,968
Equity Residential, REIT	3,400	199,988
Erie Indemnity Co., Class A	200	38,380
Essential Utilities, Inc.	2,000	84,480
Essex Property Trust, Inc., REIT	600	137,502
Estee Lauder Cos., Inc., Class A	2,000	377,360
Evergy, Inc.	2,100	124,509
Eversource Energy	2,900	241,483
Exact Sciences Corp. (B)	1,300	113,022
Exelon Corp.	9,084	329,658
Expedia Group, Inc.	1,292	106,202
Expeditors International of Washington, Inc.	1,600	121,664
Extended Stay America, Inc.	35,618	398,565
Extra Space Storage, Inc., REIT	1,200	110,844
Exxon Mobil Corp.	38,183	1,707,544
F5 Networks, Inc. (B)	600	83,688
Facebook, Inc., Class A (B)	21,873	4,966,702
FactSet Research Systems, Inc.	300	98,541
Fastenal Co.	5,200	222,768
Federal Realty Investment Trust, REIT	700	59,647
FedEx Corp.	2,310	323,908
Fidelity National Financial, Inc.	41,932	1,285,635
Fidelity National Information Services, Inc.	5,700	764,313
Fieldwood Energy, Inc. (D) (F)	7,771	389
Fifth Third Bancorp	10,800	208,224
First American Financial Corp.	15,330	736,147
First Republic Bank	2,600	275,574

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
FirstEnergy Corp.	4,900	$ 190,022
Fiserv, Inc. (B)	5,200	507,624
FleetCor Technologies, Inc. (B)	854	214,807
Flex, Ltd. (B)	4,700	48,175
FLIR Systems, Inc.	1,300	52,741
Flowserve Corp.	1,200	34,224
FMC Corp.	1,200	119,544
Ford Motor Co.	36,184	219,999
Fortinet, Inc. (B)	1,319	181,059
Fortive Corp.	2,787	188,568
Fortune Brands Home & Security, Inc.	1,305	83,429
Fox Corp., Class A	3,300	88,506
Fox Corp., Class B (B)	1,600	42,944
Franklin Resources, Inc.	2,685	56,304
Freeport-McMoRan, Inc.	13,083	151,370
Gap, Inc.	2,000	25,240
Gartner, Inc. (B)	800	97,064
General Dynamics Corp.	2,300	343,758
General Electric Co.	83,741	571,951
General Mills, Inc.	5,500	339,075
General Motors Co.	12,000	303,600
Genuine Parts Co.	1,300	113,048
Gilead Sciences, Inc.	11,462	881,886
Global Payments, Inc.	2,790	473,240
Globe Life, Inc.	1,000	74,230
GoDaddy, Inc., Class A (B)	1,600	117,328
Goldman Sachs Group, Inc.	3,000	592,860
GrubHub, Inc. (B)	800	56,240
Guidewire Software, Inc. (B)	800	88,680
Halliburton Co.	8,100	105,138
Hanesbrands, Inc. (C)	3,300	37,257
Harley-Davidson, Inc.	1,500	35,655
Hartford Financial Services Group, Inc.	3,337	128,641
Hasbro, Inc.	1,200	89,940
HCA Healthcare, Inc.	2,537	246,241
HD Supply Holdings, Inc. (B)	1,500	51,975
Healthpeak Properties, Inc., REIT	4,600	126,776
HEICO Corp.	400	39,860
HEICO Corp., Class A	700	56,868
Henry Schein, Inc. (B)	1,300	75,907
Hershey Co.	1,380	178,876
Hess Corp.	2,368	122,686
Hewlett Packard Enterprise Co.	12,152	118,239
Hilton Worldwide Holdings, Inc.	63,371	4,654,600
HollyFrontier Corp.	1,300	37,960
Hologic, Inc. (B)	2,400	136,800
Home Depot, Inc.	9,887	2,476,792
Honeywell International, Inc.	6,600	954,294
Hormel Foods Corp.	2,700	130,329
Host Hotels & Resorts, Inc., REIT	6,800	73,372
Howmet Aerospace, Inc.	3,800	60,230
HP, Inc.	13,485	235,044
Humana, Inc.	1,200	465,300
Huntington Bancshares, Inc.	15,300	138,236
Huntington Ingalls Industries, Inc.	400	69,796
Hyatt Hotels Corp., Class A (C)	22,786	1,145,908
IAC / InterActiveCorp (B)	700	226,380
IDEX Corp.	700	110,628

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
IDEXX Laboratories, Inc. (B)	800	$ 264,128
Illinois Tool Works, Inc.	2,900	507,065
Illumina, Inc. (B)	1,330	492,565
Incyte Corp. (B)	1,619	168,327
Ingersoll Rand, Inc. (B)	3,400	95,608
Ingredion, Inc.	600	49,800
Insulet Corp. (B)	528	102,569
Intel Corp.	40,027	2,394,815
Intercontinental Exchange, Inc.	5,040	461,664
International Business Machines Corp.	8,200	990,314
International Flavors & Fragrances, Inc.	888	108,744
International Paper Co.	3,500	123,235
Interpublic Group of Cos., Inc.	3,700	63,492
Intuit, Inc.	2,321	687,457
Intuitive Surgical, Inc. (B)	1,067	608,009
Invesco, Ltd.	3,600	38,736
Invitation Homes, Inc., REIT	4,900	134,897
Ionis Pharmaceuticals, Inc. (B)	1,200	70,752
IPG Photonics Corp. (B)	300	48,117
IQVIA Holdings, Inc. (B)	1,534	217,644
Iron Mountain, Inc., REIT (C)	2,700	70,470
J.M. Smucker Co.	1,000	105,810
Jack Henry & Associates, Inc.	700	128,821
Jacobs Engineering Group, Inc.	1,200	101,760
JB Hunt Transport Services, Inc.	800	96,272
Jefferies Financial Group, Inc.	2,300	35,765
Johnson & Johnson	24,024	3,378,495
Johnson Controls International PLC	6,900	235,566
Jones Lang LaSalle, Inc.	500	51,730
JPMorgan Chase & Co.	48,956	4,604,801
Juniper Networks, Inc.	3,100	70,866
Kansas City Southern	900	134,361
KB Home	48,354	1,483,501
Kellogg Co.	2,400	158,544
KeyCorp	15,200	185,136
Keysight Technologies, Inc. (B)	1,700	171,326
Kimberly-Clark Corp.	3,100	438,185
Kimco Realty Corp., REIT	4,000	51,360
Kinder Morgan, Inc.	18,700	283,679
KKR & Co., Inc.	4,500	138,960
KLA Corp.	1,400	272,272
Knight-Swift Transportation Holdings, Inc. (C)	1,200	50,052
Kohl’s Corp.	1,500	31,155
Kraft Heinz Co.	6,300	200,907
Kroger Co.	7,175	242,874
L3 Harris Technologies, Inc.	2,038	345,787
Laboratory Corp. of America Holdings (B)	900	149,499
Lam Research Corp.	1,303	421,468
Lamb Weston Holdings, Inc.	1,300	83,109
Las Vegas Sands Corp.	3,200	145,728
Lear Corp.	500	54,510
Leggett & Platt, Inc.	1,200	42,180
Leidos Holdings, Inc.	1,200	112,404
Lennar Corp., Class A	169,324	10,433,745
Lennox International, Inc.	300	69,897
Liberty Broadband Corp., Class C (B)	957	118,630
Liberty Media Corp. - Liberty Formula One, Class C (B)	1,800	57,078

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Liberty Media Corp. - Liberty SiriusXM, Class A (B)	796	$ 27,478
Liberty Media Corp. - Liberty SiriusXM, Class C (B)	1,546	53,260
Lincoln National Corp.	1,800	66,222
Live Nation Entertainment, Inc. (B)	1,400	62,062
LKQ Corp. (B)	2,800	73,360
Lockheed Martin Corp.	2,400	875,808
Loews Corp.	2,500	85,725
Louisiana-Pacific Corp.	15,818	405,732
Lowe’s Cos., Inc.	6,873	928,680
LyondellBasell Industries NV, Class A	2,500	164,300
M&T Bank Corp.	1,900	197,543
M/I Homes, Inc. (B)	15,268	525,830
ManpowerGroup, Inc.	500	34,375
Marathon Oil Corp.	7,200	44,064
Marathon Petroleum Corp.	5,654	211,347
Markel Corp. (B)	130	120,012
MarketAxess Holdings, Inc.	300	150,276
Marriott International, Inc., Class A	70,854	6,074,313
Marriott Vacations Worldwide Corp.	8,084	664,586
Marsh & McLennan Cos., Inc.	4,528	486,171
Martin Marietta Materials, Inc.	9,211	1,902,716
Marvell Technology Group, Ltd.	5,795	203,173
Masco Corp.	37,043	1,859,929
Mastercard, Inc., Class A	8,310	2,457,267
Match Group, Inc. (B) (C)	500	53,525
Maxim Integrated Products, Inc.	2,500	151,525
McCormick & Co., Inc.	1,100	197,351
McDonald’s Corp.	6,895	1,271,921
McKesson Corp.	1,500	230,130
MDC Holdings, Inc.	35,389	1,263,387
Medical Properties Trust, Inc., REIT	4,700	88,360
Merck & Co., Inc.	23,568	1,822,513
Meritage Homes Corp. (B)	20,169	1,535,264
MetLife, Inc.	7,300	266,596
Mettler-Toledo International, Inc. (B)	200	161,110
MGIC Investment Corp.	45,888	375,823
MGM Resorts International	4,600	77,280
Microchip Technology, Inc.	2,180	229,576
Micron Technology, Inc. (B)	10,358	533,644
Microsoft Corp.	65,050	13,238,325
Mid-America Apartment Communities, Inc., REIT	1,000	114,670
Middleby Corp. (B)	500	39,470
Mohawk Industries, Inc. (B)	10,252	1,043,244
Molson Coors Beverage Co., Class B	1,800	61,848
Mondelez International, Inc., Class A	13,307	680,387
MongoDB, Inc. (B) (C)	400	90,536
Monster Beverage Corp. (B)	3,686	255,514
Moody’s Corp.	1,499	411,820
Mosaic Co.	3,400	42,534
Motorola Solutions, Inc.	1,534	214,959
MSCI, Inc.	800	267,056
Mylan NV (B)	4,600	73,968
Nasdaq, Inc.	1,100	131,417
National Oilwell Varco, Inc.	3,500	42,875
National Retail Properties, Inc., REIT	1,700	60,316

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
NetApp, Inc.	2,100	$ 93,177
Netflix, Inc. (B)	3,900	1,774,656
Neurocrine Biosciences, Inc. (B)	800	97,600
Newell Brands, Inc.	3,700	58,756
Newmont Corp.	7,212	445,269
News Corp., Class A	3,500	41,510
NextEra Energy, Inc.	4,389	1,054,106
Nielsen Holdings PLC	3,200	47,552
NIKE, Inc., Class B	11,400	1,117,770
NiSource, Inc.	3,400	77,316
Noble Energy, Inc.	4,300	38,528
Nordstrom, Inc. (C)	1,000	15,490
Norfolk Southern Corp.	2,400	421,368
Northern Trust Corp.	1,900	150,746
Northrop Grumman Corp.	1,500	461,160
Norton Lifelock, Inc.	5,666	112,357
Norwegian Cruise Line Holdings, Ltd. (B)	1,900	31,217
NRG Energy, Inc.	2,300	74,888
Nucor Corp.	2,800	115,948
NVIDIA Corp.	5,250	1,994,527
NVR, Inc. (B)	2,151	7,009,571
O’Reilly Automotive, Inc. (B)	700	295,169
Occidental Petroleum Corp.	8,300	151,890
OGE Energy Corp.	1,800	54,648
Okta, Inc. (B)	944	189,017
Old Dominion Freight Line, Inc.	900	152,631
Omega Healthcare Investors, Inc., REIT	2,000	59,460
Omnicom Group, Inc.	2,100	114,660
ON Semiconductor Corp. (B)	3,700	73,334
ONEOK, Inc.	3,752	124,641
Oracle Corp.	21,115	1,167,026
Otis Worldwide Corp.	3,800	216,068
Ovintiv, Inc. (C)	4,500	42,792
Owens Corning	14,763	823,185
PACCAR, Inc.	3,200	239,520
Packaging Corp. of America	900	89,820
Palo Alto Networks, Inc. (B)	928	213,134
Parker-Hannifin Corp.	1,200	219,924
Paychex, Inc.	2,900	219,675
Paycom Software, Inc. (B)	500	154,865
PayPal Holdings, Inc. (B)	10,056	1,752,057
People’s United Financial, Inc.	6,300	72,891
PepsiCo, Inc.	12,739	1,684,860
PerkinElmer, Inc.	1,000	98,090
Pfizer, Inc.	50,445	1,649,551
Philip Morris International, Inc.	14,264	999,336
Phillips 66	3,800	273,220
Pinnacle West Capital Corp.	1,000	73,290
Pinterest, Inc., Class A (B)	2,600	57,642
Pioneer Natural Resources Co.	1,560	152,412
PNC Financial Services Group, Inc.	6,800	715,428
Polaris, Inc.	500	46,275
PPG Industries, Inc.	2,218	235,241
PPL Corp.	6,600	170,544
Principal Financial Group, Inc.	2,600	108,004
Procter & Gamble Co.	22,972	2,746,762
Progressive Corp.	5,300	424,583
Prologis, Inc., REIT	6,799	634,551

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Prudential Financial, Inc.	3,800	$ 231,420
PTC, Inc. (B)	1,044	81,213
Public Service Enterprise Group, Inc.	4,700	231,052
Public Storage, REIT	1,411	270,757
PulteGroup, Inc.	148,233	5,044,369
PVH Corp.	700	33,635
Qorvo, Inc. (B)	1,100	121,583
QUALCOMM, Inc.	10,522	959,712
Quest Diagnostics, Inc.	1,200	136,752
Ralph Lauren Corp.	500	36,260
Raymond James Financial, Inc.	1,200	82,596
Raytheon Technologies Corp.	14,457	890,840
Realty Income Corp., REIT	3,100	184,450
Regency Centers Corp., REIT	1,600	73,424
Regeneron Pharmaceuticals, Inc. (B)	714	445,286
Regions Financial Corp.	14,600	162,352
Reinsurance Group of America, Inc.	600	47,064
Republic Services, Inc.	2,014	165,249
ResMed, Inc.	1,389	266,688
RingCentral, Inc., Class A (B)	700	199,507
Robert Half International, Inc.	1,100	58,113
Rockwell Automation, Inc.	1,000	213,000
Roku, Inc. (B) (C)	800	93,224
Rollins, Inc.	1,300	55,107
Roper Technologies, Inc.	900	349,434
Ross Stores, Inc.	3,300	281,292
Royal Caribbean Cruises, Ltd.	1,600	80,480
RPM International, Inc.	1,200	90,072
S&P Global, Inc.	2,200	724,856
Sabre Corp.	2,600	20,956
salesforce.com, Inc. (B)	7,396	1,385,493
Sarepta Therapeutics, Inc. (B) (C)	676	108,390
SBA Communications Corp., REIT	1,000	297,920
Schlumberger, Ltd.	12,671	233,020
Scotts Miracle-Gro Co.	6,392	859,532
Seagate Technology PLC	2,200	106,502
Sealed Air Corp.	1,500	49,275
Seattle Genetics, Inc. (B)	1,049	178,246
SEI Investments Co.	1,200	65,976
Sempra Energy	2,500	293,075
Sensata Technologies Holding PLC (B)	1,500	55,845
ServiceNow, Inc. (B)	1,688	683,741
Sherwin-Williams Co.	800	462,280
Signature Bank	800	85,536
Simon Property Group, Inc., REIT	2,900	198,302
Sirius XM Holdings, Inc.	14,500	85,115
Skyline Champion Corp. (B)	6,556	159,573
Skyworks Solutions, Inc.	1,600	204,576
SL Green Realty Corp., REIT (C)	800	39,432
Snap, Inc., Class A (B)	6,700	157,383
Snap-on, Inc.	500	69,255
Southern Co.	9,600	497,760
Southwest Airlines Co.	1,300	44,434
Spirit Aerosystems Holdings, Inc., Class A	900	21,546
Splunk, Inc. (B)	1,401	278,379
Square, Inc., Class A (B)	3,200	335,808
SS&C Technologies Holdings, Inc.	2,100	118,608
Stanley Black & Decker, Inc.	1,423	198,338

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Starbucks Corp.	11,059	$ 813,832
State Street Corp.	3,400	216,070
Steel Dynamics, Inc.	2,000	52,180
Stewart Information Services Corp.	2,871	93,336
Stryker Corp.	3,106	559,670
Sun Communities, Inc., REIT	800	108,544
SVB Financial Group (B)	800	172,424
Synchrony Financial	5,413	119,952
Synopsys, Inc. (B)	1,400	273,000
Sysco Corp.	4,400	240,504
T-Mobile US, Inc. (B)	3,800	395,770
T. Rowe Price Group, Inc.	2,200	271,700
Take-Two Interactive Software, Inc. (B)	1,000	139,570
Tapestry, Inc.	2,600	34,528
Targa Resources Corp.	2,200	44,154
Target Corp.	4,520	542,084
TD Ameritrade Holding Corp.	2,500	90,950
Teledyne Technologies, Inc. (B)	300	93,285
Teleflex, Inc.	400	145,592
Teradyne, Inc.	1,500	126,765
Tesla, Inc. (B)	1,189	1,283,894
Texas Instruments, Inc.	8,602	1,092,196
Textron, Inc.	2,200	72,402
Thermo Fisher Scientific, Inc.	3,689	1,336,672
Tiffany & Co.	1,000	121,940
TJX Cos., Inc.	11,289	570,772
Toll Brothers, Inc.	68,590	2,235,348
Tractor Supply Co.	1,100	144,969
TransDigm Group, Inc.	500	221,025
TransUnion	1,700	147,968
Travelers Cos., Inc.	2,319	264,482
Trimble, Inc. (B)	2,300	99,337
TripAdvisor, Inc.	1,000	19,010
Truist Financial Corp.	20,738	778,712
Twilio, Inc., Class A (B)	1,100	241,362
Twitter, Inc. (B)	6,800	202,572
Tyler Technologies, Inc. (B)	400	138,752
Tyson Foods, Inc., Class A	2,900	173,159
Uber Technologies, Inc. (B)	4,037	125,470
UDR, Inc., REIT	2,700	100,926
UFP Industries, Inc.	7,696	381,029
UGI Corp.	1,900	60,420
Ulta Beauty, Inc. (B)	500	101,710
Under Armour, Inc., Class A (B)	1,800	17,532
Under Armour, Inc., Class C (B)	1,800	15,912
Union Pacific Corp.	6,383	1,079,174
United Airlines Holdings, Inc. (B)	683	23,639
United Parcel Service, Inc., Class B	6,451	717,222
United Rentals, Inc. (B)	700	104,328
UnitedHealth Group, Inc.	8,578	2,530,081
Universal Health Services, Inc., Class B	700	65,023
Unum Group	1,900	31,521
US Bancorp	22,983	846,234
Vail Resorts, Inc.	400	72,860
Valero Energy Corp.	3,700	217,634
Varian Medical Systems, Inc. (B)	800	98,016
Veeva Systems, Inc., Class A (B)	1,200	281,304
Ventas, Inc., REIT	3,400	124,508

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
VEREIT, Inc.	10,100	$ 64,943
VeriSign, Inc. (B)	1,000	206,830
Verisk Analytics, Inc.	1,400	238,280
Verizon Communications, Inc.	38,112	2,101,115
Vertex Pharmaceuticals, Inc. (B)	2,295	666,261
VF Corp.	3,100	188,914
ViacomCBS, Inc., Class B	5,300	123,596
VICI Properties, Inc., REIT	4,200	84,798
Visa, Inc., Class A	15,700	3,032,769
Vistra Energy Corp.	3,453	64,295
VMware, Inc., Class A (B) (C)	785	121,565
Vornado Realty Trust, REIT	1,600	61,136
Voya Financial, Inc.	1,200	55,980
Vulcan Materials Co.	17,833	2,065,953
W.R. Berkley Corp.	1,400	80,206
Walgreens Boots Alliance, Inc.	6,782	287,489
Walmart, Inc.	12,884	1,543,246
Walt Disney Co.	17,019	1,897,789
Waste Connections, Inc.	2,400	225,096
Waste Management, Inc.	3,800	402,458
Waters Corp. (B)	600	108,240
Watsco, Inc.	5,089	904,315
Wayfair, Inc., Class A (B) (C)	600	118,566
WEC Energy Group, Inc.	2,800	245,420
Wells Fargo & Co.	63,324	1,621,094
Welltower, Inc., REIT	3,700	191,475
West Pharmaceutical Services, Inc.	700	159,019
Western Digital Corp.	2,770	122,296
Western Union Co.	3,800	82,156
Westinghouse Air Brake Technologies Corp.	1,700	97,869
Westlake Chemical Corp.	400	21,460
WestRock Co.	2,400	67,824
Weyerhaeuser Co., REIT	7,001	157,242
Whirlpool Corp.	600	77,718
Williams Cos., Inc.	10,861	206,576
Workday, Inc., Class A (B)	1,472	275,794
WP Carey, Inc., REIT	1,600	108,240
WW Grainger, Inc.	400	125,664
Wyndham Hotels & Resorts, Inc.	17,308	737,667
Wynn Resorts, Ltd.	897	66,818
Xcel Energy, Inc.	4,800	300,000
Xerox Holdings Corp. (B)	1,800	27,522
Xilinx, Inc.	2,370	233,184
XPO Logistics, Inc. (B)	800	61,800
Xylem, Inc.	1,700	110,432
Yum! Brands, Inc.	2,766	240,393
Zebra Technologies Corp., Class A (B)	500	127,975
Zillow Group, Inc., Class C (B) (C)	1,151	66,309
Zimmer Biomet Holdings, Inc.	1,900	226,784
Zions Bancorp NA	2,600	88,400
Zoetis, Inc.	4,330	593,383

		314,509,217

Virgin Islands, British - 0.0% (A)
Capri Holdings, Ltd. (B)	1,400	21,882

Total Common Stocks (Cost $486,856,921)		536,244,255

	Shares	Value
PREFERRED STOCKS - 0.2%
Germany - 0.1%
Bayerische Motoren Werke AG, 5.74% (J)	1,100	$ 53,435
Fuchs Petrolub SE, 2.62% (J)	1,324	53,216
Henkel AG & Co. KGaA, 2.19% (J)	3,360	313,467
Porsche Automobil Holding SE, 4.17% (J)	2,953	171,034
Sartorius AG, 0.11% (J)	655	216,181
Volkswagen AG, 0.00% (J)	3,564	541,728

		1,349,061

United States - 0.1%
Palantir Technologies, Inc., 0.00% (D) (E) (F) (J)	212,750	1,474,358

Total Preferred Stocks (Cost $2,543,652)		2,823,419

RIGHT - 0.0% (A)
United States - 0.0% (A)
T-Mobile US, Inc., (B) Exercise Price $0.19, Expiration Date 07/27/2020	3,800	638

Total Right (Cost $1,406)		638

	Principal	Value
ASSET-BACKED SECURITIES - 0.5%
Ireland - 0.1%
Small Business Origination Loan Trust DAC Series 2019-2, Class A, 1-Month GBP LIBOR + 1.20%, 1.29% (K), 03/15/2028 (L)	GBP 958,642	1,187,880

United States - 0.4%
American Credit Acceptance Receivables Trust Series 2020-2, Class C, 3.88%, 04/13/2026 (G)	$ 700,000	731,940
American Homes 4 Rent Trust Series 2014-SFR3, Class C, 4.60%, 12/17/2036 (G)	225,000	243,159
CPS Auto Receivables Trust Series 2016-C, Class D, 5.92%, 06/15/2022 (G)	825,629	836,452
Exeter Automobile Receivables Trust Series 2018-2A, Class D, 4.04%, 03/15/2024 (G)	1,000,000	1,018,109
Flagship Credit Auto Trust Series 2020-2, Class C, 3.80%, 04/15/2026 (G)	500,000	523,487
Navient Private Education Loan Trust Series 2014-AA, Class A3, 1-Month LIBOR + 1.60%, 1.78% (K), 10/15/2031 (G)	421,000	421,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
SLM Private Education Loan Trust Series 2010-C, Class A5, 1-Month LIBOR + 4.75%, 4.93% (K), 10/15/2041 (G)	$ 1,143,000	$ 1,220,007
SMB Private Education Loan Trust Series 2019-A, Class A2A, 3.44%, 07/15/2036 (G)	298,000	311,474

		5,305,628

Total Asset-Backed Securities (Cost $6,356,308)		6,493,508

CONVERTIBLE BONDS - 0.1%
India - 0.0% (A)
REI Agro, Ltd.
5.50%, 11/13/2014 (B) (F) (G) (M)	697,000	3,931
5.50%, 11/13/2014 (B) (L) (M)	259,000	1,461

		5,392

Netherlands - 0.0% (A)
Bio City Development Co. BV 8.00%, 07/06/2020 (B) (D) (E) (F) (G) (M)	2,400,000	303,120

Singapore - 0.1%
CapitaLand, Ltd. 1.95%, 10/17/2023 (G)	SGD 1,000,000	686,352

Total Convertible Bonds (Cost $3,105,790)		994,864

CORPORATE DEBT SECURITIES - 10.5%
Australia - 0.5%
National Australia Bank, Ltd. 0.63%, 08/30/2023, MTN (L)	EUR 1,450,000	1,660,379
Quintis Australia Pty, Ltd.
PIK Rate 0.00%, Cash Rate 12.00%, 10/01/2028 (D) (E) (F) (G) (N)	$ 3,336,317	3,336,317
PIK Rate 8.00%, Cash Rate 7.50%, 10/01/2026 (D) (E) (F) (G) (N)	202,600	202,600
Transurban Finance Co. Pty, Ltd. 2.00%, 08/28/2025, MTN (L)	EUR 950,000	1,109,267

		6,308,563

Belgium - 0.1%
Anheuser-Busch InBev SA 2.75%, 03/17/2036, MTN (L)	1,350,000	1,672,150

Colombia - 0.2%
Ecopetrol SA 5.88%, 09/18/2023	$ 1,920,000	2,054,400

France - 0.6%
Banque Federative du Credit Mutuel SA 0.75%, 07/17/2025, MTN (L)	EUR 1,400,000	1,613,933
BNP Paribas SA 1.13%, 06/11/2026, MTN (L)	1,450,000	1,656,427
BPCE SA 5.15%, 07/21/2024 (G)	$ 1,800,000	2,008,805
Orange SA Fixed until 10/01/2026 (O), 5.00% (K), MTN (L)	EUR 1,250,000	1,625,563

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
France (continued)
TOTAL SA Fixed until 05/05/2023 (O), 2.71% (K), MTN (L)	EUR 1,450,000	$ 1,654,814

		8,559,542

Germany - 0.3%
Kreditanstalt fuer Wiederaufbau 1.13%, 09/15/2032, MTN (L)	2,070,000	2,679,007
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 05/26/2021, 6.00% (K), 05/26/2041, MTN (L)	1,300,000	1,524,595

		4,203,602

Indonesia - 0.1%
Pertamina Persero PT 6.50%, 11/07/2048, MTN (L)	$ 1,050,000	1,372,134

Ireland - 0.1%
GE Capital International Funding Unlimited Co. 4.42%, 11/15/2035	1,375,000	1,398,036

Luxembourg - 0.1%
Medtronic Global Holdings SCA 1.13%, 03/07/2027	EUR 1,600,000	1,876,360

Malaysia - 0.2%
Petronas Capital, Ltd. 3.50%, 03/18/2025, MTN (L)	$ 1,920,000	2,094,588

Netherlands - 0.5%
ASR Nederland NV Fixed until 09/30/2024 (O), 5.00% (K) (L)	EUR 1,350,000	1,651,334
Cooperatieve Rabobank UA 3.95%, 11/09/2022	$ 1,400,000	1,481,228
ING Groep NV
1.38%, 01/11/2028, MTN (L)	EUR 1,400,000	1,665,172
4.10%, 10/02/2023	$ 1,435,000	1,572,327
Shell International Finance BV 2.38%, 04/06/2025	705,000	748,377

		7,118,438

Saudi Arabia - 0.1%
Saudi Arabian Oil Co. 3.50%, 04/16/2029, MTN (L)	1,460,000	1,574,962

Singapore - 0.1%
ONGC Videsh Vankorneft Pte, Ltd. 3.75%, 07/27/2026 (L)	1,200,000	1,233,652

Spain - 0.2%
Banco Santander SA 3.13%, 01/19/2027, MTN (L)	EUR 1,300,000	1,573,801
CaixaBank SA 0.75%, 04/18/2023, MTN (L)	1,500,000	1,690,736

		3,264,537

Switzerland - 0.2%
UBS Group AG
3.49%, 05/23/2023 (G)	$ 1,875,000	1,961,132
4.13%, 09/24/2025 (G)	765,000	867,093

		2,828,225

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United Kingdom - 0.4%
HSBC Holdings PLC
Fixed until 03/13/2022, 3.26% (K), 03/13/2023	$ 562,000	$ 582,208
Fixed until 03/13/2027, 4.04% (K), 03/13/2028	2,150,000	2,376,265
Lloyds Bank PLC Fixed until 01/21/2029, 13.00% (K), 01/22/2029, MTN (O)	GBP 1,065,000	2,255,691

		5,214,164

United States - 6.8%
AbbVie, Inc.
3.20%, 11/21/2029 (G)	$ 900,000	990,352
3.45%, 03/15/2022 (G)	1,105,000	1,149,266
American Tower Corp. 2.40%, 03/15/2025	1,425,000	1,504,396
AT&T, Inc.
1.80%, 09/05/2026	EUR 1,400,000	1,642,988
2.90%, 12/04/2026	GBP 1,100,000	1,474,096
Bank of America Corp.
Fixed until 02/13/2030, 2.50% (K), 02/13/2031, MTN	$ 1,350,000	1,415,329
4.00%, 01/22/2025, MTN	534,000	589,726
4.13%, 01/22/2024, MTN	1,286,000	1,428,336
BAT Capital Corp. 3.56%, 08/15/2027	950,000	1,023,948
Becton Dickinson & Co.
2.89%, 06/06/2022	1,125,000	1,165,024
3.13%, 11/08/2021	968,000	994,590
Boeing Co. 5.15%, 05/01/2030	1,475,000	1,644,669
Burlington Northern Santa Fe LLC 4.55%, 09/01/2044	775,000	1,012,684
Campbell Soup Co. 2.38%, 04/24/2030	1,450,000	1,501,852
Capital One Financial Corp. 3.30%, 10/30/2024	1,925,000	2,071,264
Centene Corp.
4.25%, 12/15/2027	98,000	101,127
4.75%, 01/15/2025	603,000	617,333
5.25%, 04/01/2025 (G)	44,000	45,305
5.38%, 06/01/2026 - 08/15/2026 (G)	707,000	733,025
Charter Communications Operating LLC / Charter Communications Operating Capital 2.80%, 04/01/2031	750,000	759,766
Chubb INA Holdings, Inc. 0.88%, 06/15/2027	EUR 1,500,000	1,695,968
Cigna Corp. 3.05%, 10/15/2027 (G)	$ 1,400,000	1,521,550
Citigroup, Inc. Fixed until 06/03/2030, 2.57% (K), 06/03/2031	675,000	698,126
Comcast Corp. 3.70%, 04/15/2024	2,125,000	2,351,907
Crown Castle International Corp. 3.30%, 07/01/2030	1,375,000	1,512,296
CVS Health Corp. 3.75%, 04/01/2030	475,000	547,250

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Deere & Co. 3.10%, 04/15/2030	$ 1,325,000	$ 1,502,350
Dollar Tree, Inc. 3.70%, 05/15/2023	1,375,000	1,473,621
Emerson Electric Co. 1.25%, 10/15/2025, MTN	EUR 1,450,000	1,712,245
Energy Transfer Operating, LP 4.05%, 03/15/2025	$ 324,000	343,807
Enterprise Products Operating LLC
3.35%, 03/15/2023	954,000	1,010,263
3.90%, 02/15/2024	228,000	249,826
Exxon Mobil Corp.
2.99%, 03/19/2025	1,175,000	1,275,797
3.45%, 04/15/2051	530,000	586,938
Fox Corp. 4.71%, 01/25/2029	1,250,000	1,501,573
General Electric Co.
3.63%, 05/01/2030	240,000	240,271
4.25%, 05/01/2040	205,000	203,991
4.35%, 05/01/2050	320,000	316,481
Georgia-Pacific LLC 2.30%, 04/30/2030 (G)	1,475,000	1,536,531
Goldman Sachs Group, Inc.
Fixed until 06/05/2022, 2.91% (K), 06/05/2023	999,000	1,035,597
3.50%, 04/01/2025	2,645,000	2,900,263
4.75%, 10/21/2045	105,000	137,145
Home Depot, Inc.
3.13%, 12/15/2049	175,000	192,107
3.30%, 04/15/2040	468,000	525,371
Intel Corp. 3.90%, 03/25/2030	1,225,000	1,479,811
International Business Machines Corp. 3.00%, 05/15/2024	1,350,000	1,461,918
JPMorgan Chase & Co. Fixed until 04/22/2025, 2.08% (K), 04/22/2026	1,150,000	1,194,411
Kroger Co. 2.20%, 05/01/2030	1,475,000	1,534,112
Level 3 Financing, Inc. 3.40%, 03/01/2027 (G)	975,000	1,031,024
Lowe’s Cos., Inc.
3.65%, 04/05/2029	450,000	516,057
5.13%, 04/15/2050	415,000	566,375
McDonald’s Corp. 3.50%, 07/01/2027, MTN	345,000	391,744
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (G) (O)	786,000	787,965
NIKE, Inc.
2.40%, 03/27/2025	180,000	193,581
2.85%, 03/27/2030	900,000	1,000,859
NiSource, Inc. 3.60%, 05/01/2030	1,325,000	1,517,671
NRG Energy, Inc.
5.25%, 06/15/2029 (G)	30,000	31,500
5.75%, 01/15/2028	33,000	34,815
6.63%, 01/15/2027	49,000	51,144
7.25%, 05/15/2026	41,000	43,255

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
NVIDIA Corp.
2.85%, 04/01/2030	$ 450,000	$ 500,620
3.50%, 04/01/2050	350,000	399,894
ONEOK Partners, LP 4.90%, 03/15/2025	742,000	805,529
ONEOK, Inc. 2.75%, 09/01/2024	435,000	438,875
Oracle Corp.
2.80%, 04/01/2027	1,371,000	1,497,276
2.95%, 04/01/2030 (C)	1,371,000	1,526,795
3.60%, 04/01/2040	1,371,000	1,556,209
Pacific Gas & Electric Co. 2.50%, 02/01/2031 (C)	1,025,000	1,002,788
PepsiCo, Inc. 2.63%, 04/28/2026, MTN	EUR 1,300,000	1,663,490
Procter & Gamble Co. 3.00%, 03/25/2030	$ 1,300,000	1,488,346
ProLogis Euro Finance LLC 1.88%, 01/05/2029	EUR 1,400,000	1,713,517
Synchrony Bank 3.00%, 06/15/2022	$ 1,975,000	2,016,577
T-Mobile USA, Inc.
3.50%, 04/15/2025 (G)	405,000	440,798
3.75%, 04/15/2027 (G)	1,361,000	1,508,219
3.88%, 04/15/2030 (G)	1,359,000	1,512,513
Target Corp. 2.65%, 09/15/2030	1,375,000	1,510,917
TJX Cos., Inc. 3.88%, 04/15/2030	1,325,000	1,557,120
Union Pacific Corp. 3.95%, 09/10/2028	850,000	1,009,205
Verizon Communications, Inc.
1.38%, 10/27/2026	EUR 1,500,000	1,761,686
3.50%, 11/01/2024	$ 1,111,000	1,229,710
4.67%, 03/15/2055	350,000	475,783
Visa, Inc. 3.15%, 12/14/2025	1,325,000	1,475,982
Vistra Operations Co. LLC
5.00%, 07/31/2027 (G)	52,000	52,585
5.50%, 09/01/2026 (G)	40,000	40,818
5.63%, 02/15/2027 (G)	992,000	1,018,139
Walt Disney Co. 2.65%, 01/13/2031	1,250,000	1,324,573
Wells Fargo & Co.
Fixed until 04/30/2040, 3.07% (K), 04/30/2041	726,000	757,280
3.75%, 01/24/2024, MTN	679,000	741,908
Fixed until 04/04/2050, 5.01% (K), 04/04/2051, MTN	660,000	916,068
Wells Fargo Bank NA Fixed until 09/09/2021, 2.08% (K), 09/09/2022	2,787,000	2,831,964
Williams Cos., Inc. 3.70%, 01/15/2023	573,000	605,810

		94,153,586

Total Corporate Debt Securities (Cost $139,313,016)		144,926,939

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 16.1%
Australia - 0.6%
Australia Government Bond
2.50%, 05/21/2030 (L)	AUD 8,500,000	$ 6,767,375
3.00%, 03/21/2047 (L)	2,100,000	1,844,251

		8,611,626

Austria - 0.2%
Republic of Austria Government Bond
2.10%, 09/20/2117 (L)	EUR 210,000	463,084
4.15%, 03/15/2037 (L)	1,190,000	2,246,167

		2,709,251

Belgium - 0.4%
Kingdom of Belgium Government Bond
1.70%, 06/22/2050 (L)	910,000	1,329,251
1.90%, 06/22/2038 (L)	3,100,000	4,456,807

		5,786,058

Canada - 1.3%
Canada Government Bond 1.25%, 06/01/2030	CAD 6,000,000	4,725,619
Province of British Columbia 2.20%, 06/18/2030	3,300,000	2,640,122
Province of Ontario
2.05%, 06/02/2030	3,500,000	2,749,985
2.30%, 06/15/2026	$ 2,400,000	2,598,166
Province of Quebec
1.35%, 05/28/2030	2,580,000	2,624,574
1.90%, 09/01/2030	CAD 3,500,000	2,714,330

		18,052,796

Chile - 0.1%
Chile Government International Bond 3.50%, 01/25/2050	$ 1,270,000	1,428,750

Denmark - 0.1%
Denmark Government Bond 0.50%, 11/15/2029 (L)	DKK 5,800,000	943,146

Finland - 0.1%
Finland Government Bond 1.13%, 04/15/2034 (L)	EUR 800,000	1,040,781

France - 0.8%
French Republic Government Bond OAT
Zero Coupon, 11/25/2029 (L)	6,700,000	7,663,995
1.50%, 05/25/2050 (L)	2,470,000	3,487,675

		11,151,670

Germany - 0.5%
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 08/15/2050 (L)	1,120,000	1,261,855
0.25%, 02/15/2029 (L)	1,500,000	1,806,884
4.25%, 07/04/2039 (L)	1,700,000	3,563,240

		6,631,979

Greece - 2.6%
Hellenic Republic Government Bond 3.75%, 01/30/2028 (L) (P)	26,178,000	35,215,109

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Hungary - 0.0% (A)
Hungary Government Bond 3.00%, 08/21/2030	HUF 80,000,000	$ 273,337

Indonesia - 0.3%
Indonesia Government International Bond 1.75%, 04/24/2025	EUR 1,700,000	1,926,661
Indonesia Treasury Bond
8.25%, 05/15/2029	IDR 13,000,000,000	968,561
8.38%, 03/15/2034	11,500,000,000	846,178

		3,741,400

Italy - 0.8%
Italy Buoni Poliennali del Tesoro
1.40%, 05/26/2025 (L)	EUR 600,000	688,439
1.75%, 07/01/2024 (L)	4,025,000	4,741,461
1.85%, 07/01/2025 (L)	1,600,000	1,897,115
2.45%, 09/01/2050 (L)	3,550,000	4,187,621

		11,514,636

Japan - 4.2%
Japan Government Five Year Bond 0.10%, 12/20/2023	JPY 312,000,000	2,912,761
Japan Government Ten Year Bond 0.10%, 06/20/2026 - 03/20/2030	2,909,000,000	27,220,653
Japan Government Thirty Year Bond
0.40%, 09/20/2049	1,052,000,000	9,263,056
Series 11,
1.70%, 06/20/2033	675,000,000	7,469,667
Japan Government Twenty Year Bond
0.40%, 03/20/2040	767,000,000	7,082,754
0.60%, 06/20/2037	433,000,000	4,186,154

		58,135,045

Malaysia - 0.1%
Malaysia Government Bond 3.90%, 11/16/2027	MYR 6,300,000	1,575,140

Mexico - 0.4%
Mexico Bonos 8.50%, 05/31/2029	MXN 67,000,000	3,450,407
Mexico Government International Bond 4.50%, 04/22/2029 (C)	$ 1,200,000	1,303,800

		4,754,207

Netherlands - 0.3%
Nederlandse Waterschapsbank NV 1.00%, 05/28/2030 (G)	1,129,000	1,131,416
Netherlands Government Bond
Zero Coupon, 07/15/2030 (L)	EUR 2,500,000	2,896,348
2.75%, 01/15/2047 (L)	300,000	582,355

		4,610,119

New Zealand - 0.0% (A)
New Zealand Government Bond 1.50%, 05/15/2031	NZD 570,000	389,085

Nigeria - 0.1%
Africa Finance Corp. 4.38%, 04/17/2026, MTN (L)	$ 1,250,000	1,317,000

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Norway - 0.0% (A)
Norway Government Bond 1.38%, 08/19/2030 (L)	NOK 2,390,000	$ 266,414

Poland - 0.1%
Republic of Poland Government Bond 2.50%, 07/25/2027	PLN 3,300,000	909,914

Portugal - 0.2%
Portugal Obrigacoes do Tesouro OT 0.70%, 10/15/2027 (L)	EUR 2,000,000	2,329,797

Republic of Korea - 0.3%
Korea Electric Power Corp. 1.13%, 06/15/2025 (G)	$ 2,650,000	2,654,183
Korea International Bond 2.00%, 06/19/2024	1,260,000	1,312,481

		3,966,664

Russian Federation - 0.1%
Russian Federal Bond - OFZ
6.90%, 05/23/2029	RUB 40,000,000	607,941
7.95%, 10/07/2026	60,000,000	958,246

		1,566,187

Spain - 0.9%
Spain Government Bond
1.60%, 04/30/2025 (L)	EUR 4,600,000	5,602,104
2.70%, 10/31/2048 (L)	912,000	1,382,601
3.45%, 07/30/2066 (L)	300,000	554,353
0.60%, 10/31/2029, MTN (L)	3,900,000	4,481,410

		12,020,468

Supranational - 0.2%
European Investment Bank 0.05%, 05/24/2024, MTN (L)	2,330,000	2,683,397

Sweden - 0.1%
Sweden Government Bond 0.75%, 05/12/2028	SEK 10,000,000	1,149,932

United Arab Emirates - 0.0% (A)
Abu Dhabi Government International Bond 3.13%, 04/16/2030 (G)	$ 378,000	415,541

United Kingdom - 1.3%
U.K. Gilt
1.63%, 10/22/2028 (L)	GBP 2,400,000	3,361,987
3.50%, 01/22/2045 (L)	5,800,000	11,845,817
4.25%, 09/07/2039 (L)	1,500,000	3,105,519

		18,313,323

Total Foreign Government Obligations (Cost $215,676,471)		221,502,772

LOAN ASSIGNMENTS - 0.0% (A)
United States - 0.0% (A)
Fieldwood Energy LLC
1st Lien Term Loan, TBD, 04/11/2022 (B) (M) (Q)	$ 249,657	47,019
2nd Lien Term Loan, TBD, 04/11/2023 (B) (M) (Q)	337,037	842

Total Loan Assignments (Cost $586,694)		47,861

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES - 0.5%
United States - 0.5%
BAMLL Commercial Mortgage Securities Trust Series 2016-ISQ, Class A, 2.85%, 08/14/2034 (G)	$ 1,000,000	$ 1,055,858
BX Trust
Series 2019-OC11, Class D,
4.08% (K), 12/09/2041 (G)	576,000	532,101
Series 2019-OC11, Class E,
4.08% (K), 12/09/2041 (G)	807,000	715,039
COLT Mortgage Loan Trust Series 2020-2, Class A1, 1.85% (K), 03/25/2065 (G)	1,000,000	1,000,971
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A1, 3.57%, 02/15/2036 (G)	965,173	1,017,054
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class LNC3, 4.75%, 12/15/2046 (G)	950,968	958,077
OBX Trust Series 2020-EXP1, Class 1A8, 3.50% (K), 02/25/2060 (G)	614,160	631,493
Olympic Tower Mortgage Trust Series 2017-OT, Class A, 3.57%, 05/10/2039 (G)	1,400,000	1,500,092

Total Mortgage-Backed Securities (Cost $7,413,751)		7,410,685

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.1%
Federal Home Loan Mortgage Corp.
2.50%, 06/01/2050	1,997,767	2,084,445
3.00%, 06/01/2050	1,097,277	1,156,823
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1.63% (K), 01/25/2027	9,999,983	812,314
Uniform Mortgage-Backed Security
2.50%, TBA (R)	25,000,000	26,062,500
3.50%, TBA (R)	25,000,000	26,293,945

Total U.S. Government Agency Obligations (Cost $56,369,209)		56,410,027

U.S. GOVERNMENT OBLIGATIONS - 8.1%
U.S. Treasury - 8.1%
U.S. Treasury Bond
1.25%, 05/15/2050	1,700,000	1,633,395
2.38%, 11/15/2049 (C)	5,400,000	6,669,844
2.50%, 02/15/2045	8,000,000	9,868,125
4.25%, 11/15/2040	6,200,000	9,686,773
U.S. Treasury Note
0.50%, 04/30/2027	5,300,000	5,307,867
1.38%, 10/31/2020	26,000,000	26,102,040
1.75%, 11/15/2020 (P)	5,600,000	5,632,156
1.75%, 05/15/2023 - 11/15/2029 (C)	11,950,000	12,602,922

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
1.88%, 07/31/2022	$ 24,500,000	$ 25,368,984
2.13%, 05/15/2025 (C)	7,730,000	8,417,245

Total U.S. Government Obligations (Cost $110,322,305)		111,289,351

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.0% (A)
U.S. Treasury Bill 0.16% (J), 01/28/2021 (S)	375,000	374,656

Total Short-Term U.S. Government Obligation (Cost $374,656)		374,656

	Shares	Value
OTHER INVESTMENT COMPANY - 0.9%
Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (J)	12,009,663	12,009,663

Total Other Investment Company (Cost $12,009,663)		12,009,663

	Principal	Value
REPURCHASE AGREEMENTS - 21.9%
Fixed Income Clearing Corp., 0.00% (J), dated 06/30/2020, to be repurchased at $255,590,062 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $260,701,890.	$ 255,590,062	255,590,062
State Street Bank & Trust Co., 0.00% (J), dated 06/30/2020, to be repurchased at $45,415,294 on 07/01/2020. Collateralized by a U.S. Government Obligation, 2.00%, due 08/31/2021, and with a value of $46,323,630. (P)	45,415,294	45,415,294

Total Repurchase Agreements (Cost $301,005,356)		301,005,356

Total Investments (Cost $1,341,935,198)		1,401,533,994
Net Other Assets (Liabilities) - (1.9)%		(26,206,745)

Net Assets - 100.0%		$ 1,375,327,249

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

CENTRALLY CLEARED SWAP AGREEMENTS:

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
12-Month USD-USCPI	Pay	1.31%	Maturity	05/05/2030	USD	39,025,000	$610,593	$—	$610,593
12-Month USD-USCPI	Pay	1.37	Maturity	05/29/2030	USD	1,267,000	18,735	—	18,735

Total							$629,328	$—	$629,328

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (T)
Reference Entity	Counterparty	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Invesco MSCI Emerging Markets UCITS ETF	JPM	Receive	Quarterly	06/15/2021	USD	103,999,835	219,377	$255,002	$—	$255,002
MSCI Daily TR Gross USA USD Index	BCLY	Receive	Quarterly	05/06/2021	USD	220,965,001	18,297	22,307,896	—	22,307,896
MSCI Japan Net Total Return USD Index	JPM	Receive	Quarterly	05/11/2021	USD	55,915,538	9,580	4,678,677	—	4,678,677

Total								$27,241,575	$—	$27,241,575

Bilateral Equity Basket Total Return Swaps
Reference Entity	Counterparty	Pay/ Receive	Expiration Date	Notional Amount		Notional Amount as a Percentage of Net Assets	Value	Net Unrealized Appreciation (Depreciation)
JPMorgan Long EMU Value (D)	JPM	Pay	05/14/2021	EUR	8,964,756	0.7	$1,536	$1,536
JPMorgan Long EMU Value (D)	JPM	Pay	06/16/2021	EUR	9,363,323	0.7	1,070	1,070
JPMorgan Long S&P 500 Value (a) (D)	JPM	Receive	05/14/2021	USD	24,412,749	1.8	(2,574)	(2,574)
JPMorgan Long S&P 500 Value (a) (D)	JPM	Receive	05/14/2021	USD	19,366,726	1.4	(1,477)	(1,477)
JPMorgan Long S&P 500 Value (a) (D)	JPM	Receive	05/14/2021	USD	19,451,510	1.4	(1,319)	(1,319)
JPMorgan Long US Value (SP1500) (b) (D)	JPM	Receive	05/14/2021	USD	8,454,891	0.6	(418)	(418)
JPMorgan Long US Value (SP1500) (b) (D)	JPM	Receive	05/14/2021	USD	18,032,945	1.3	(308)	(308)
JPMorgan Long US Value (SP1500) (b) (D)	JPM	Receive	05/14/2021	USD	16,243,979	1.2	526,776	526,776
JPMorgan Short EMU Anti Value (D)	JPM	Pay	06/16/2021	EUR	9,377,659	0.7	(1,072)	(1,072)
JPMorgan Short EMU Low Volume	JPM	Receive	06/16/2021	EUR	9,177,418	0.7	(1,572)	(1,572)
JPMorgan Short S&P 500 Anti Value (D)	JPM	Pay	05/14/2021	USD	10,908,731	0.8	832	832
JPMorgan Short S&P 500 Anti Value (D)	JPM	Pay	05/14/2021	USD	10,906,169	0.8	740	740
JPMorgan Short S&P 500 Anti Value (D)	JPM	Pay	05/14/2021	USD	10,922,434	0.8	1,151	1,151
JPMorgan Short S&P 500 Low Volume (D)	JPM	Pay	05/14/2021	USD	10,096,249	0.7	770	770
JPMorgan Short S&P 500 Low Volume (D)	JPM	Pay	05/14/2021	USD	10,138,272	0.7	687	687
JPMorgan Short S&P 500 Low Volume (D)	JPM	Pay	05/14/2021	USD	10,121,761	0.7	1,067	1,067
JPMorgan Short US Low Volume (SP1500) (c) (D)	JPM	Pay	05/14/2021	USD	8,433,166	0.6	417	417
JPMorgan Short US Low Volume (SP1500) (c) (D)	JPM	Pay	05/14/2021	USD	16,589,507	1.2	654	654
JPMorgan Short US Low Volume (SP1500) (c) (D)	JPM	Pay	05/14/2021	USD	17,430,135	1.3	298	298

Total							$527,258	$527,258

Value
OTC Swap Agreements, at value (Assets)	$27,777,573
OTC Swap Agreements, at value (Liabilities)	$(8,740)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

(a)	The significant reference entities underlying the corresponding total return swap as of June 30, 2020, is as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
General Dynamics Corp.	650	$ 97,200	1.02%
Howmet Aerospace, Inc.	6,661	105,576	1.11
Textron, Inc.	2,900	95,443	1.00

		298,219

Air Freight & Logistics
FedEx Corp.	748	104,949	1.10

Auto Components
BorgWarner, Inc.	3,019	106,579	1.12

Biotechnology
Biogen, Inc.	360	96,207	1.01

Building Products
Johnson Controls International PLC	2,863	97,753	1.02

Capital Markets
Bank of New York Mellon Corp.	2,620	101,263	1.06
Invesco, Ltd.	9,107	97,986	1.03

		199,249

Chemicals
Dow, Inc.	2,401	97,869	1.03
Eastman Chemical Co.	1,418	98,725	1.03
LyondellBasell Industries NV, Class A	1,469	96,540	1.01

		293,134

Communications Equipment
Cisco Systems, Inc.	2,183	101,796	1.07

Construction & Engineering
Quanta Services, Inc.	2,617	102,677	1.08

Containers & Packaging
International Paper Co.	2,841	100,026	1.05
WestRock Co.	3,507	99,097	1.04

		199,123

Diversified Telecommunication Services
CenturyLink, Inc.	9,708	97,369	1.02

Electric Utilities
NRG Energy, Inc.	3,005	97,841	1.03
PPL Corp.	3,732	96,445	1.01

		194,286

Electronic Equipment, Instruments & Components
TE Connectivity, Ltd.	1,234	100,644	1.05

Food & Staples Retailing
Kroger Co.	3,119	105,563	1.11
Walgreens Boots Alliance, Inc.	2,407	102,024	1.07

		207,587

Food Products
Archer-Daniels-Midland Co.	2,489	99,331	1.04
J.M. Smucker Co.	939	99,325	1.04
Kraft Heinz Co.	3,100	98,843	1.04

		297,499

Health Care Providers & Services
AmerisourceBergen Corp.	1,024	103,146	1.08
Anthem, Inc.	379	99,759	1.05

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Health Care Providers & Services (continued)
Cardinal Health, Inc.	1,861	$ 97,147	1.02%
Centene Corp.	1,583	100,608	1.05
Cigna Corp.	526	98,624	1.03
CVS Health Corp.	1,547	100,503	1.05
DaVita, Inc.	1,285	101,665	1.07

		701,452

Household Durables
Lennar Corp., Class A	1,587	97,766	1.02
Mohawk Industries, Inc.	1,033	105,071	1.10
Newell Brands, Inc.	6,449	102,414	1.07

		305,251

Independent Power & Renewable Electricity Producers
AES Corp.	7,427	107,611	1.13

Insurance
MetLife, Inc.	2,622	95,757	1.00
Unum Group	5,777	95,843	1.00

		191,600

IT Services
Cognizant Technology Solutions Corp., Class A	1,832	104,103	1.09
DXC Technology Co.	6,254	103,198	1.08
International Business Machines Corp.	811	97,896	1.03
Western Union Co.	4,613	99,740	1.05

		404,937

Machinery
Snap-on, Inc.	739	102,371	1.07

Media
Discovery, Inc., Class A	4,557	96,160	1.01
Discovery, Inc., Class C	5,065	97,547	1.02
ViacomCBS, Inc., Class B	4,194	97,798	1.03

		291,505

Multi-Utilities
CenterPoint Energy, Inc.	5,516	102,991	1.08

Pharmaceuticals
Mylan NV	6,289	101,132	1.06
Perrigo Co. PLC	1,897	104,862	1.10

		205,994

Professional Services
Nielsen Holdings PLC	6,679	99,243	1.04

Semiconductors & Semiconductor Equipment
Intel Corp.	1,680	100,489	1.05
Micron Technology, Inc.	1,988	102,441	1.07

		202,930

Technology Hardware, Storage & Peripherals
HP, Inc.	5,881	102,505	1.07
NetApp, Inc.	2,287	101,492	1.06
Western Digital Corp.	2,281	100,717	1.06

		304,714

Trading Companies & Distributors
United Rentals, Inc.	641	95,518	1.00

Total		$ 5,613,188

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

(b)	The top 50 reference entities underlying the corresponding total return swap as of June 30, 2020, is as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Aerospace & Defense
Howmet Aerospace, Inc.	3,685	$ 58,406	0.58%
Moog, Inc., Class A	1,101	58,309	0.58

		116,715

Air Freight & Logistics
Atlas Air Worldwide Holdings, Inc.	1,334	57,399	0.57

Building Products
American Woodmark Corp.	749	56,657	0.57
Apogee Enterprises, Inc.	2,474	57,002	0.57

		113,659

Chemicals
Kraton Corp.	3,336	57,654	0.58
Minerals Technologies, Inc.	1,180	55,400	0.55

		113,054

Commercial Services & Supplies
Deluxe Corp.	2,390	56,254	0.56

Communications Equipment
Plantronics, Inc.	3,949	57,972	0.58

Consumer Finance
Enova International, Inc.	3,726	55,399	0.55

Containers & Packaging
Greif, Inc., Class A	1,623	55,833	0.56
WestRock Co.	1,972	55,719	0.56

		111,552

Diversified Consumer Services
Graham Holdings Co., Class B	166	56,734	0.57

Electrical Equipment
Acuity Brands, Inc.	604	57,864	0.58

Electronic Equipment, Instruments & Components
MTS Systems Corp.	3,174	55,824	0.56
SYNNEX Corp.	519	62,169	0.62

		117,993

Energy Equipment & Services
Archrock, Inc.	8,821	57,247	0.57

Equity Real Estate Investment Trusts
Urban Edge Properties, REIT	4,989	59,222	0.59

Food & Staples Retailing
SpartanNash Co.	2,885	61,296	0.61

Health Care Equipment & Supplies
Hologic, Inc.	978	55,734	0.56
Meridian Bioscience, Inc.	2,742	63,854	0.64
Natus Medical, Inc.	2,557	55,799	0.56
Owens & Minor, Inc.	7,603	57,937	0.58
Select Medical Holdings Corp.	3,751	55,259	0.55

		288,583

Hotels, Restaurants & Leisure
Brinker International, Inc.	2,365	56,750	0.57

Household Durables
M/I Homes, Inc.	1,611	55,498	0.56%
TRI Pointe Group, Inc.	3,834	56,322	0.56

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Household Durables (continued)
Central Garden & Pet Co., Class A	1,708	$ 57,725	0.58%

		169,545

Insurance
American Equity Investment Life Holding Co.	2,326	57,472	0.58

Internet & Direct Marketing Retail
eBay, Inc.	1,098	57,596	0.58

IT Services
DXC Technology Co.	3,485	57,504	0.58
Sykes Enterprises, Inc.	2,015	55,737	0.56

		113,241

Life Sciences Tools & Services
Syneos Health, Inc.	987	57,519	0.58

Machinery
Chart Industries, Inc.	1,285	62,311	0.62
Crane Co.	973	57,846	0.58
Timken Co.	1,220	55,509	0.56
Wabash National Corp.	5,542	58,861	0.59

		234,527

Multiline Retail
Big Lots, Inc.	1,598	67,120	0.67

Multi-Utilities
CenterPoint Energy, Inc.	2,991	55,838	0.56
MDU Resources Group, Inc.	2,504	55,536	0.56

		111,374

Paper & Forest Products
Schweitzer-Mauduit International, Inc.	1,799	60,120	0.60

Personal Products
Edgewell Personal Care Co.	1,914	59,629	0.60

Road & Rail
Werner Enterprises, Inc.	1,275	55,514	0.56

Semiconductors & Semiconductor Equipment
Ichor Holdings, Ltd.	2,292	60,929	0.61
SMART Global Holdings, Inc.	2,070	56,261	0.56

		117,190

Software
Progress Software Corp.	1,436	55,635	0.56
Xperi Holding Corp.	3,990	58,891	0.59

		114,526

Specialty Retail
Caleres, Inc.	6,673	55,652	0.56
Conn’s, Inc.	5,952	60,055	0.60

		115,707

Trading Companies & Distributors
GMS, Inc.	2,354	57,892	0.58

Total		$ 2,886,665

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

(c)	The top 50 reference entities underlying the corresponding total return swap as of June 30, 2020, is as follows:

Common Stocks - Long	Shares	Value	Percentage of Basket Value
Air Freight & Logistics
CH Robinson Worldwide, Inc.	683	$ 53,974	0.54%

Auto Components
Standard Motor Products, Inc.	1,298	53,478	0.54

Banks
City Holding Co.	840	54,763	0.55
Community Bank System, Inc.	937	53,420	0.53
Heritage Financial Corp.	2,724	54,475	0.55
NBT Bancorp, Inc.	1,736	53,403	0.53
Tompkins Financial Corp.	841	54,480	0.55
Westamerica BanCorp	962	55,251	0.55

		325,792

Biotechnology
Gilead Sciences, Inc.	695	53,478	0.54

Building Products
Lennox International, Inc.	235	54,777	0.55

Capital Markets
FactSet Research Systems, Inc.	170	55,888	0.56

Chemicals
Air Products & Chemicals, Inc.	222	53,705	0.54

Commercial Services & Supplies
Waste Management, Inc.	507	53,716	0.54

Communications Equipment
Cisco Systems, Inc.	1,165	54,319	0.54
NetScout Systems, Inc.	2,117	54,098	0.54

		108,417

Construction & Engineering
EMCOR Group, Inc.	827	54,713	0.55

Consumer Finance
FirstCash, Inc.	791	53,387	0.53

Containers & Packaging
AptarGroup, Inc.	489	54,762	0.55
Sonoco Products Co.	1,026	53,642	0.54

		108,404

Energy Equipment & Services
National Oilwell Varco, Inc.	4,453	54,555	0.55

Health Care Equipment & Supplies
Baxter International, Inc.	626	53,936	0.54
Becton Dickinson & Co.	224	53,508	0.54
ResMed, Inc.	294	56,381	0.56

		163,825

Hotels, Restaurants & Leisure
Dunkin’ Brands Group, Inc.	819	53,431	0.53

Household Durables
Helen of Troy, Ltd.	293	55,164	0.55
Procter & Gamble Co.	447	53,408	0.53

		108,572

Insurance
AMERISAFE, Inc.	879	53,783	0.54
Marsh & McLennan Cos., Inc.	498	53,497	0.54
Safety Insurance Group, Inc.	699	53,308	0.53

		160,588

Common Stocks - Long	Shares	Value	Percentage of Basket Value
IT Services
Akamai Technologies, Inc.	518	$ 55,443	0.55%
MAXIMUS, Inc.	768	54,116	0.54

		109,559

Leisure Products
Hasbro, Inc.	719	53,897	0.54

Life Sciences Tools & Services
Thermo Fisher Scientific, Inc.	149	54,116	0.54

Machinery
IDEX Corp.	343	54,172	0.54
Illinois Tool Works, Inc.	306	53,563	0.54
Lincoln Electric Holdings, Inc.	636	53,581	0.54
Lindsay Corp.	594	54,794	0.55

		216,110

Media
Comcast Corp., Class A	1,368	53,334	0.53
Omnicom Group, Inc.	997	54,430	0.54

		107,764

Metals & Mining
Newmont Corp.	903	55,775	0.56

Professional Services
IHS Markit, Ltd.	718	54,181	0.54
Verisk Analytics, Inc.	314	53,517	0.54

		107,698

Road & Rail
Heartland Express, Inc.	2,581	53,744	0.54

Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	436	53,529	0.54
Texas Instruments, Inc.	420	53,326	0.53

		106,855

Software
Microsoft Corp.	262	53,366	0.53
Tyler Technologies, Inc.	155	53,929	0.54

		107,295

Specialty Retail
Tractor Supply Co.	404	53,279	0.53

Technology Hardware, Storage & Peripherals
HP, Inc.	3,107	54,149	0.54

Textiles, Apparel & Luxury Goods
Columbia Sportswear Co.	662	53,364	0.53

TOTAL		$ 2,704,305

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	126	09/21/2020	$17,523,997	$17,535,656	$11,659	$—
Gold 100 oz (P)	146	08/27/2020	25,388,349	26,287,300	898,951	—
WTI Crude (P)	90	11/19/2021	3,687,938	3,674,700	—	(13,238)

Total					$910,610	$(13,238)

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(18)	09/30/2020	$(2,252,638)	$(2,263,359)	$—	$(10,721)
10-Year U.S. Treasury Ultra Note	(65)	09/21/2020	(10,154,925)	(10,236,484)	—	(81,559)
EURO STOXX 50® Index	(281)	09/18/2020	(9,901,199)	(10,175,120)	—	(273,921)
Euro-BTP Italy Government Bond	(182)	09/08/2020	(28,869,755)	(29,420,139)	—	(550,384)
MSCI Emerging Markets Index	(105)	09/18/2020	(5,023,925)	(5,174,925)	—	(151,000)
Nikkei 225 Index	(50)	09/10/2020	(5,267,549)	(5,159,759)	107,790	—
S&P 500® E-Mini Index	(460)	09/18/2020	(70,185,935)	(71,074,600)	—	(888,665)
TOPIX Index	(96)	09/10/2020	(14,407,434)	(13,856,541)	550,893	—
U.S. Treasury Ultra Bond	(70)	09/21/2020	(15,355,989)	(15,270,938)	85,051	—

Total					$743,734	$(1,956,250)

Total Futures Contracts					$1,654,344	$(1,969,488)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	09/03/2020	CHF	2,784,000	USD	2,909,727	$34,301	$—
BCLY	09/17/2020	USD	690,852	SGD	963,548	—	(715)
BNP	09/03/2020	SGD	1,518,000	USD	1,085,612	3,832	—
BNP	09/03/2020	THB	57,544,000	USD	1,825,727	35,867	—
BNP	09/03/2020	EUR	26,531,574	USD	30,134,018	—	(283,436)
BNP	09/03/2020	GBP	44,840	USD	55,747	—	(165)
BNP	09/03/2020	JPY	8,158,500	USD	76,059	—	(438)
BNP	09/17/2020	USD	438,256	CHF	414,087	178	—
BNP	09/17/2020	USD	700,542	EUR	620,914	1,731	—
BNP	09/17/2020	USD	1,386,196	JPY	147,984,012	14,202	—
BNP	09/17/2020	USD	703,025	RUB	49,338,430	15,987	—
BNP	09/17/2020	USD	9,662,125	TWD	282,868,362	70,153	—
BNP	09/17/2020	CZK	12,300,154	USD	519,638	—	(875)
BNP	09/17/2020	DKK	3,455,665	USD	522,302	—	(388)
BOA	09/03/2020	USD	460,960	EUR	405,863	4,325	—
BOA	09/03/2020	USD	2,189,682	MXN	48,338,318	104,552	—
CITI	09/03/2020	USD	1,236,772	GBP	981,335	20,337	—
CITI	09/03/2020	GBP	4,550,798	USD	5,710,431	—	(69,392)
GSI	09/03/2020	KRW	7,399,962,900	USD	6,085,696	68,862	—
GSI	09/03/2020	CNH	162,554,000	USD	22,889,127	21,227	—
GSI	09/17/2020	USD	1,739,883	EUR	1,545,520	469	—
GSI	09/17/2020	USD	1,610,171	JPY	172,360,149	12,181	—
GSI	09/17/2020	HKD	14,486	USD	1,868	—	—
GSI	09/17/2020	SEK	2,192,028	USD	233,543	1,926	—
GSI	09/17/2020	GBP	1,393,767	USD	1,748,406	—	(20,595)
GSI	09/17/2020	CHF	1,344,811	USD	1,417,648	5,075	—
GSI	09/17/2020	AUD	800,311	USD	547,805	4,635	—
JPM	09/03/2020	USD	426,155	CAD	575,996	1,822	—
JPM	09/03/2020	USD	2,098,200	EUR	1,860,489	4,970	—
JPM	09/03/2020	EUR	1,190,000	GBP	1,072,209	9,785	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPM	09/03/2020	USD	1,494,188	GBP	1,192,748	$15,691	$—
JPM	09/03/2020	USD	108,794	NZD	169,848	—	(804)
JPM	09/03/2020	NOK	3,502,701	USD	374,908	—	(10,913)
JPM	09/03/2020	JPY	2,131,928,188	USD	19,570,447	190,405	—
JPM	09/03/2020	CAD	1,916,610	USD	1,416,365	—	(4,409)
JPM	09/03/2020	EUR	103,700	USD	116,434	239	—
JPM	09/17/2020	USD	25,920,257	EUR	23,018,621	13,817	—
JPM	09/17/2020	USD	1,430,728	JPY	153,395,881	8,559	—
JPM	09/17/2020	GBP	8,836,021	USD	11,111,623	—	(157,877)
JPM	09/17/2020	CHF	10,000,964	USD	10,542,745	37,632	—
JPM	09/17/2020	AUD	331,207	USD	226,712	1,914	—
JPM	09/17/2020	EUR	397,512	USD	447,716	—	(334)
SSB	09/03/2020	USD	2,042,747	AUD	2,959,382	—	(32)
SSB	09/03/2020	CNY	11,170,000	USD	1,577,134	—	(3,185)
SSB	09/17/2020	USD	777,941	AUD	1,128,437	—	(998)
UBS	09/03/2020	USD	1,764,737	JPY	189,805,030	5,433	—
UBS	09/03/2020	NZD	468,799	USD	301,825	680	—
UBS	09/03/2020	SEK	10,565,000	USD	1,150,508	—	(15,814)
UBS	09/03/2020	MXN	2,894,962	USD	130,755	—	(5,878)
UBS	09/17/2020	USD	6,151,573	EUR	5,462,974	3,238	—
UBS	09/17/2020	USD	2,735,121	GBP	2,208,598	—	(2,810)
UBS	09/17/2020	USD	558,573	HKD	4,331,194	13	—
UBS	09/17/2020	USD	707,064	JPY	75,740,921	4,852	—
UBS	09/17/2020	ILS	4,804,124	USD	1,391,665	—	(1,842)
UBS	09/17/2020	GBP	1,634,076	USD	2,054,826	—	(29,112)
UBS	09/17/2020	JPY	73,162,523	USD	679,166	—	(860)
UBS	09/17/2020	EUR	773,203	USD	870,314	—	(108)

Total						$718,890	$(610,980)

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	15.8%	$221,502,772
U.S. Government Obligations	7.9	111,289,351
Banks	5.0	70,089,165
U.S. Government Agency Obligations	4.0	56,410,027
Household Durables	3.1	42,976,073
Oil, Gas & Consumable Fuels	2.4	33,257,008
Software	2.3	32,863,840
Pharmaceuticals	2.0	28,391,111
Insurance	1.9	26,110,989
Hotels, Restaurants & Leisure	1.8	25,016,313
IT Services	1.5	21,493,362
Real Estate Management & Development	1.5	20,733,709
Capital Markets	1.4	19,018,367
Semiconductors & Semiconductor Equipment	1.3	18,506,618
Diversified Telecommunication Services	1.3	17,978,988
Health Care Equipment & Supplies	1.2	16,225,913
Technology Hardware, Storage & Peripherals	1.1	15,548,596
Equity Real Estate Investment Trusts	1.0	14,012,767
Internet & Direct Marketing Retail	1.0	13,901,405
Interactive Media & Services	1.0	13,866,754
Food Products	0.9	12,327,647
Electric Utilities	0.9	12,079,234

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments		Value
Chemicals	0.9%		$11,855,104
Beverages	0.8		11,602,212
Health Care Providers & Services	0.8		11,249,895
Biotechnology	0.8		11,061,102
Specialty Retail	0.7		10,034,681
Media	0.7		9,713,250
Textiles, Apparel & Luxury Goods	0.7		9,601,384
Metals & Mining	0.6		9,032,507
Machinery	0.6		8,946,541
Aerospace & Defense	0.6		8,624,984
Food & Staples Retailing	0.6		8,566,002
Household Products	0.5		7,566,810
Mortgage-Backed Securities	0.5		7,410,685
Entertainment	0.5		6,795,652
Road & Rail	0.5		6,552,767
Multi-Utilities	0.5		6,511,221
Asset-Backed Securities	0.5		6,493,508
Paper & Forest Products	0.5		6,402,374
Electrical Equipment	0.4		5,864,853
Industrial Conglomerates	0.4		5,861,094
Construction Materials	0.4		5,605,524
Multiline Retail	0.4		5,306,011
Building Products	0.4		5,199,287
Diversified Financial Services	0.4		5,116,167
Wireless Telecommunication Services	0.4		5,055,399
Automobiles	0.3		4,739,804
Tobacco	0.3		4,709,993
Personal Products	0.3		4,694,813
Professional Services	0.3		4,215,113
Life Sciences Tools & Services	0.3		3,866,406
Consumer Finance	0.2		3,289,592
Communications Equipment	0.2		3,271,382
Air Freight & Logistics	0.2		2,487,198
Trading Companies & Distributors	0.2		2,379,902
Electronic Equipment, Instruments & Components	0.2		2,204,095
Transportation Infrastructure	0.2		2,195,556
Construction & Engineering	0.1		1,985,903
Commercial Services & Supplies	0.1		1,798,093
Auto Components	0.1		1,412,115
Containers & Packaging	0.1		1,069,992
Gas Utilities	0.1		788,345
Energy Equipment & Services	0.0	(A)	599,467
Water Utilities	0.0	(A)	550,184
Health Care Technology	0.0	(A)	477,768
Marine	0.0	(A)	388,634
Thrifts & Mortgage Finance	0.0	(A)	375,823
Independent Power & Renewable Electricity Producers	0.0	(A)	276,401
Airlines	0.0	(A)	265,636
Distributors	0.0	(A)	186,408
Mortgage Real Estate Investment Trusts	0.0	(A)	150,458
Leisure Products	0.0	(A)	136,215

Investments	77.6		1,088,144,319
Short-Term Investments	22.4		313,389,675

Total Investments	100.0%		$1,401,533,994

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (U)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (V)	Value
ASSETS
Investments
Common Stocks	$345,098,101	$190,836,575	$309,579	$536,244,255
Preferred Stocks	—	1,349,061	1,474,358	2,823,419
Right	638	—	—	638
Asset-Backed Securities	—	6,493,508	—	6,493,508
Convertible Bonds	—	691,744	303,120	994,864
Corporate Debt Securities	—	141,388,022	3,538,917	144,926,939
Foreign Government Obligations	—	221,502,772	—	221,502,772
Loan Assignments	—	47,861	—	47,861
Mortgage-Backed Securities	—	7,410,685	—	7,410,685
U.S. Government Agency Obligations	—	56,410,027	—	56,410,027
U.S. Government Obligations	—	111,289,351	—	111,289,351
Short-Term U.S. Government Obligation	—	374,656	—	374,656
Other Investment Company	12,009,663	—	—	12,009,663
Repurchase Agreements	—	301,005,356	—	301,005,356

Total Investments	$357,108,402	$1,038,799,618	$5,625,974	$1,401,533,994

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$629,328	$—	$629,328
Over-the-Counter Total Return Swap Agreements	—	27,777,573	—	27,777,573
Futures Contracts (W)	1,654,344	—	—	1,654,344
Forward Foreign Currency Contracts (W)	—	718,890	—	718,890

Total Other Financial Instruments	$1,654,344	$29,125,791	$—	$30,780,135

LIABILITIES
Other Financial Instruments
Over-the-Counter Total Return Swap Agreements	$—	$(8,740)	$—	$(8,740)
Futures Contracts (W)	(1,969,488)	—	—	(1,969,488)
Forward Foreign Currency Contracts (W)	—	(610,980)	—	(610,980)

Total Other Financial Instruments	$(1,969,488)	$(619,720)	$—	$(2,589,208)

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (I)	$—	$—	$0	$—

FOOTNOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $33,386,480, collateralized by cash collateral of $12,009,663 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $22,446,649. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2020, the total value of securities is $5,626,363, representing 0.4% of the Portfolio’s net assets.
(E)	Securities are Level 3 of the fair value hierarchy.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (continued):

(F)	Restricted securities. At June 30, 2020, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Quintis Pty, Ltd.	10/25/2018	$1,059,498	$309,579	0.0	%(A)

Common Stocks	Fieldwood Energy, Inc.	04/11/2018	586,694	389	0.0	(A)

Preferred Stocks	Palantir Technologies, Inc., 0.00%	05/02/2014	1,304,158	1,474,358	0.1

Convertible Bonds	REI Agro, Ltd. 5.50%, 11/13/2014	05/02/2014	395,548	3,931	0.0	(A)

Convertible Bonds	Bio City Development Co. BV 8.00%, 07/06/2020	05/02/2014	1,734,480	303,120	0.0	(A)

Corporate Debt Securities	Quintis Australia Pty, Ltd. PIK Rate 0.00%, Cash Rate 12.00%, 10/01/2028	07/20/2016	3,264,377	3,336,317	0.2

Corporate Debt Securities	Quintis Australia Pty, Ltd. PIK Rate 8.00%, Cash Rate 7.50%, 10/01/2026	07/20/2016 - 04/07/2020	198,514	202,600	0.0	(A)

Total			$8,539,479	$5,630,294	0.3%

(G)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $41,563,218, representing 3.0% of the Portfolio’s net assets.
(H)	Rounds to less than $1 or $(1).
(I)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(J)	Rates disclosed reflect the yields at June 30, 2020.
(K)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(L)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2020, the total value of Regulation S securities is $153,255,213, representing 11.1% of the Portfolio’s net assets.
(M)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At June 30, 2020, the total value of such securities is $356,373, representing less than 0.1% of the Portfolio’s net assets.
(N)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(O)	Perpetual maturity. The date displayed is the next call date.
(P)	All or a portion of investments is owned by Transamerica Cayman Morgan Stanley Global Allocation Ltd., a wholly-owned subsidiary of the Fund.
(Q)	All or a portion of the security represents unsettled loan commitments at June 30, 2020 where the rate will be determined at time of settlement.
(R)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after June 30, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(S)	All or a portion of the security has been segregated by the custodian as collateral for open over-the-counter swap agreements and forward foreign currency contracts. The value of the security is $374,653.
(T)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(U)	The Portfolio recognizes transfers in and out of Level 3 as of June 30, 2020. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(V)	Level 3 securities were not considered significant to the Portfolio.
(W)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan Renminbi (offshore)
CNY	Chinese Yuan Renminbi (onshore)
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israel New Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan New Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TBD	To Be Determined
TOPIX	Tokyo Price Index
WTI	West Texas Intermediate

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $1,040,929,842) (including securities loaned of $33,386,480)	$1,100,528,638
Repurchase agreement, at value (cost $301,005,356)	301,005,356
Cash	3,251,739
Cash collateral pledged at custodian for:
OTC derivatives (A)	2,950,000
Futures contracts	130,000
Cash collateral pledged at broker for:
Securities sold short	2,668,562
Futures contracts	1,705,495
OTC swap agreements, at value	27,777,573
Foreign currency, at value (cost $15,066,364)	15,159,918
Receivables and other assets:
Investments sold	9,876,577
Net income from securities lending	9,533
Shares of beneficial interest sold	30,981
Dividends	480,207
Interest	2,872,941
Tax reclaims	594,493
Variation margin receivable on centrally cleared swap agreements	38,358
Variation margin receivable on futures contracts	8,230,428
Unrealized appreciation on forward foreign currency contracts	718,890
Prepaid expenses	6,767
Other assets	24,371

Total assets	1,478,060,827

Liabilities:
Cash collateral received upon return of:
Securities on loan	12,009,663
Cash collateral at broker for:
OTC derivatives (A)	22,750,000
OTC swap agreements, at value	8,740
Payables and other liabilities:
Investments purchased	13,267,007
When-issued, delayed-delivery, forward and TBA commitments purchased	52,257,813
Dividends and/or distributions	158
Dividends, interest and fees for borrowings from securities sold short	62,851
Shares of beneficial interest redeemed	373,001
Foreign capital gains tax	15,964
Investment management fees	711,391
Distribution and service fees	244,519
Transfer agent costs	2,990
Trustees, CCO and deferred compensation fees	11,533
Audit and tax fees	32,558
Custody fees	210,531
Legal fees	16,723
Printing and shareholder reports fees	108,686
Other accrued expenses	38,470
Unrealized depreciation on forward foreign currency contracts	610,980

Total liabilities	102,733,578

Net assets	$1,375,327,249

Net assets consist of:
Capital stock ($0.01 par value)	$1,027,745
Additional paid-in capital	1,179,755,187
Total distributable earnings (accumulated losses)	194,544,317

Net assets	$1,375,327,249

Net assets by class:
Initial Class	$257,006,004
Service Class	1,118,321,245

Shares outstanding:
Initial Class	28,345,376
Service Class	74,429,168

Net asset value and offering price per share:
Initial Class	$9.07
Service Class	15.03

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

CONSOLIDATED STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$7,540,777
Interest income	4,252,539
Net income from securities lending	170,214
Withholding taxes on foreign income	(521,327)

Total investment income	11,442,203

Expenses:
Investment management fees	5,284,433
Distribution and service fees:
Service Class	1,383,430
Transfer agent costs	11,523
Trustees, CCO and deferred compensation fees	24,826
Audit and tax fees	33,816
Custody fees	334,899
Legal fees	68,420
Printing and shareholder reports fees	54,478
Dividends, interest and fees for borrowings from securities sold short	489,770
Other	58,654

Total expenses before waiver and/or reimbursement and recapture	7,744,249

Expenses waived and/or reimbursed:
Initial Class	(41,403)
Service Class	(121,951)

Net expenses	7,580,895

Net investment income (loss)	3,861,308

Net realized gain (loss) on:
Investments	11,214,779	(A)
Written options and swaptions	544,548
Swap agreements	3,735,376
Futures contracts	30,913,278
Forward foreign currency contracts	(9,199,046)
Foreign currency transactions	591,445

Net realized gain (loss)	37,800,380

Net change in unrealized appreciation (depreciation) on:
Investments	(87,725,667	)(B)
Securities sold short	55,182
Written options and swaptions	(1,225,445)
Swap agreements	28,470,198
Futures contracts	(196,502)
Forward foreign currency contracts	(2,893,815)
Translation of assets and liabilities denominated in foreign currencies	94,942

Net change in unrealized appreciation (depreciation)	(63,421,107)

Net realized and change in unrealized gain (loss)	(25,620,727)

Net increase (decrease) in net assets resulting from operations	$(21,759,419)

(A)	Includes net of realized foreign capital gains tax of $623.
(B)	Includes net change in foreign capital gains tax of $(14,833).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$3,861,308	$22,416,588
Net realized gain (loss)	37,800,380	53,688,611
Net change in unrealized appreciation (depreciation)	(63,421,107)	192,375,643

Net increase (decrease) in net assets resulting from operations	(21,759,419)	268,480,842

Dividends and/or distributions to shareholders:
Initial Class	—	(37,958,802)
Service Class	—	(60,164,906)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(98,123,708)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,655,196	15,013,937
Service Class	6,622,049	5,204,644

	15,277,245	20,218,581

Dividends and/or distributions reinvested:
Initial Class	—	37,958,802
Service Class	—	60,164,906

	—	98,123,708

Cost of shares redeemed:
Initial Class	(214,068,043)	(13,907,611)
Service Class	(86,522,648)	(156,944,911)

	(300,590,691)	(170,852,522)

Net increase (decrease) in net assets resulting from capital share transactions	(285,313,446)	(52,510,233)

Net increase (decrease) in net assets	(307,072,865)	117,846,901

Net assets:
Beginning of period/year	1,682,400,114	1,564,553,213

End of period/year	$1,375,327,249	$1,682,400,114

Capital share transactions - shares:
Shares issued:
Initial Class	1,057,648	1,656,487
Service Class	479,231	359,097

	1,536,879	2,015,584

Shares reinvested:
Initial Class	—	4,497,488
Service Class	—	4,291,363

	—	8,788,851

Shares redeemed:
Initial Class	(25,228,771)	(1,541,658)
Service Class	(6,117,757)	(10,842,204)

	(31,346,528)	(12,383,862)

Net increase (decrease) in shares outstanding:
Initial Class	(24,171,123)	4,612,317
Service Class	(5,638,526)	(6,191,744)

	(29,809,649)	(1,579,427)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$9.08		$8.41		$9.45	$8.47	$8.24		$9.92

Investment operations:
Net investment income (loss) (A)	0.03		0.14		0.14	0.12	0.11	(B)	0.10
Net realized and unrealized gain (loss)	(0.04)		1.33		(0.81)	1.05	0.28		(0.19)

Total investment operations	(0.01)		1.47		(0.67)	1.17	0.39		(0.09)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.18)		(0.21)	(0.19)	(0.08)		(0.29)
Net realized gains	—		(0.62)		(0.16)	—	(0.08)		(1.30)

Total dividends and/or distributions to shareholders	—		(0.80)		(0.37)	(0.19)	(0.16)		(1.59)

Net asset value, end of period/year	$9.07		$9.08		$8.41	$9.45	$8.47		$8.24

Total return	(0.11	)%(C)	18.20%		(7.40)%	13.75%	4.69%		(0.88)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$257,006		$476,636		$402,850	$525,413	$436,406		$374,668
Expenses to average net assets (D)
Excluding waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.85	%(E)	0.77%		0.82%	0.84%	0.83%		0.82%
Including waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	0.82	%(E)	0.76%		0.80%	0.81%	0.81	%(B)	0.81%
Excluding dividends, interest and fees for borrowings from securities sold short	0.77	%(E)	0.76	%(F)	0.79%	0.79%	0.80	%(B)	0.80%
Net investment income (loss) to average net assets	0.76	%(E)	1.55%		1.47%	1.30%	1.35	%(B)	1.13%
Portfolio turnover rate	118	%(C)	190%		160%	114%	120%		79%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Dividends and interest from securities sold short rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$15.06		$13.47		$14.91	$13.27	$12.82		$14.55

Investment operations:
Net investment income (loss) (A)	0.03		0.19		0.18	0.15	0.14	(B)	0.13
Net realized and unrealized gain (loss)	(0.06)		2.16		(1.29)	1.64	0.44		(0.31)

Total investment operations	(0.03)		2.35		(1.11)	1.79	0.58		(0.18)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.14)		(0.17)	(0.15)	(0.05)		(0.25)
Net realized gains	—		(0.62)		(0.16)	—	(0.08)		(1.30)

Total dividends and/or distributions to shareholders	—		(0.76)		(0.33)	(0.15)	(0.13)		(1.55)

Net asset value, end of period/year	$15.03		$15.06		$13.47	$14.91	$13.27		$12.82

Total return	(0.20	)%(C)	17.85%		(7.62)%	13.49%	4.56%		(1.23)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,118,321		$1,205,764		$1,161,703	$1,443,353	$1,329,337		$1,234,334
Expenses to average net assets (D)
Excluding waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	1.11	%(E)	1.02%		1.07%	1.09%	1.08%		1.07%
Including waiver and/or reimbursement, including dividends, interest and fees for borrowings from securities sold short	1.09	%(E)	1.01%		1.05%	1.06%	1.06	%(B)	1.06%
Including waiver and/or reimbursement, excluding dividends, interest, and fees for borrowings from securities sold short	1.02	%(E)	1.01	%(F)	1.04%	1.04%	1.05	%(B)	1.05%
Net investment income (loss) to average net assets	0.44	%(E)	1.31%		1.21%	1.05%	1.10	%(B)	0.90%
Portfolio turnover rate	118	%(C)	190%		160%	114%	120%		79%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.
(F)	Dividends and interest from securities sold short rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Global Allocation VP (formerly Transamerica BlackRock Global Allocation VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Transamerica Cayman Morgan Stanley Global Allocation, Ltd. is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information. The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. BASIS FOR CONSOLIDATION

Transamerica Cayman Morgan Stanley Global Allocation, Ltd. (the “Subsidiary”) is organized under the laws of the Cayman Islands and is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. The principal purpose of investment in the Subsidiary is to allow the Portfolio noted above to gain exposure to the commodity markets within the limitations of the federal tax law requirements applicable to regulated investment companies.

At June 30, 2020, the net assets of the Subsidiary as a percentage of the Portfolio’s net assets is as follows:

Subsidiary Net Assets	Percentage of Net Assets
$ 89,513,749	6.51%

3. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s consolidated financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

4. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Consolidated Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. INVESTMENT VALUATION (continued)

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. INVESTMENT VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

5. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at June 30, 2020. Open secured loan participations and assignments at June 30, 2020, if any, are included within the Consolidated Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Consolidated Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at June 30, 2020, if any, are identified within the Consolidated Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. SECURITIES AND OTHER INVESTMENTS (continued)

agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Consolidated Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at June 30, 2020, if any, are identified within the Consolidated Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Consolidated Statement of Assets and Liabilities.

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Consolidated Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Consolidated Schedule of Investments.

Short sales: A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the fair market value of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolio considers the short sale to be a borrowing by the Portfolio that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolio may be unable to replace borrowed securities sold short.

The Portfolio investing in short sales is liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends, interest and fees for borrowings from securities sold short within the Consolidated Statement of Assets and Liabilities. The Portfolio also bears other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends, interest and fees for borrowings from securities sold short within the Consolidated Statement of Operations.

Open short sale transactions at June 30, 2020, if any, are included within the Consolidated Schedule of Investments and are reflected in Securities sold short, at value within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,330,568	$—	$—	$—	$4,330,568
Corporate Debt Securities	2,176,375	—	—	—	2,176,375
Foreign Government Obligations	—	—	—	—	—
U.S. Government Obligations	5,502,720	—	—	—	5,502,720
Total Securities Lending Transactions	$12,009,663	$—	$—	$—	$12,009,663
Total Borrowings	$12,009,663	$—	$—	$—	$12,009,663

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Consolidated Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at June 30, 2020, if any, are included within the Consolidated Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Consolidated Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Consolidated Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Consolidated Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Consolidated Statement of Assets and Liabilities and represent payments made or received upon

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments, as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Consolidated Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at June 30, 2020, if any, are listed within the Consolidated Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Consolidated Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Consolidated Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Consolidated Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2020, if any, are listed within the Consolidated Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$629,328	$—	$—	$—	$—	$629,328
OTC Swaps:
OTC swap agreements, at value	—	—	27,777,573	—	—	27,777,573
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	96,710	—	658,683	—	898,951	1,654,344
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	718,890	—	—	—	718,890
Total	$726,038	$718,890	$28,436,256	$—	$898,951	$30,780,135

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
OTC Swaps:
OTC swap agreements, at value	$—	$—	$(8,740)	$—	$—	$(8,740)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(642,664)	—	(1,313,586)	—	(13,238)	(1,969,488)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(610,980)	—	—	—	(610,980)
Total	$(642,664)	$(610,980)	$(1,322,326)	$—	$(13,238)	$(2,589,208)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Consolidated Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(1,200,830)	$(862,107)	$2,629,024	$—	$—	$566,087
Written options and swaptions	871,682	1,108,546	(1,435,680)	—	—	544,548
Swap agreements	(9,924,590)	—	12,909,922	750,044	—	3,735,376
Futures contracts	13,992,533	—	16,736,837	—	183,908	30,913,278
Forward foreign currency contracts	—	(9,199,046)	—	—	—	(9,199,046)
Total	$3,738,795	$(8,952,607)	$30,840,103	$750,044	$183,908	$26,560,243

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$1,139,041	$235,937	$(401,354)	$—	$—	$973,624
Written options and swaptions	(534,125)	(78,075)	(613,245)	—	—	(1,225,445)
Swap agreements	546,994	—	27,737,623	185,581	—	28,470,198
Futures contracts	(476,488)	—	(605,727)	—	885,713	(196,502)
Forward foreign currency contracts	—	(2,893,815)	—	—	—	(2,893,815)
Total	$675,422	$(2,735,953)	$26,117,297	$185,618	$885,713	$25,128,060

(A)	Included within Net realized gain (loss) on Investments in the Consolidated Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Consolidated Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Options:
Average value of option contracts purchased	$3,130,529
Average notional value of swaption contracts purchased	157,068,331
Average value of option contracts written	(4,264,453)
Average notional value of swaption contracts written	(142,784,047)
Credit default swaps:
Average notional value – buy protection	38,552,369
Average notional value – sell protection	2,631,143
Interest rate swaps:
Average notional value – pays fixed rate	55,481,013
Average notional value – receives fixed rate	38,758,373
Total return swaps:
Average notional value – long	128,370,335
Average notional value – short	31,579,039
Futures contracts:
Average notional value of contracts – long	165,759,753
Average notional value of contracts – short	(111,098,831)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	192,818,281
Average contract amounts sold – in USD	112,647,294
Average cross currency contract amounts – in USD	5,020,871

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Consolidated Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Consolidated Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Consolidated Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Consolidated Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Counterparty	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Barclays Bank PLC	$22,342,197	$(715)	$—	$22,341,482	$715	$(715)	$—	$—
BNP Paribas	141,950	(141,950)	—	—	285,302	(141,950)	—	143,352
Citibank, N.A.	20,337	(20,337)	—	—	69,392	(20,337)	—	49,055
Goldman Sachs International	114,375	(20,595)	—	93,780	20,595	(20,595)	—	—
JPMorgan Chase Bank, N.A.	5,754,511	(183,077)	(130,000)	5,441,434	183,077	(183,077)	—	—
UBS AG	14,216	(14,216)	—	—	56,424	(14,216)	—	42,208
Other Derivatives (C)	2,392,549	—	—	2,392,549	1,973,703	—	—	1,973,703

Total	$30,780,135	$(380,890)	$(130,000)	$30,269,245	$2,589,208	$(380,890)	$—	$2,208,318

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statements of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

8. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors such as the Portfolio from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and extreme price volatility. An investment in emerging market securities should be considered speculative.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. RISK FACTORS (continued)

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Consolidated Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Consolidated Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective May 1, 2020
First $500 million	0.66%
Over $500 million up to $750 million	0.65
Over $750 million up to $1 billion	0.64
Over $1 billion up to $3 billion	0.63
Over $3 billion	0.59
Prior to May 1, 2020
First $3 billion	0.71
Over $3 billion up to $5 billion	0.70
Over $5 billion	0.69

The Subsidiary entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in Expense waiver and/or reimbursement within the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

For the period ended June 30, 2020, the amount waived is $163,354 for the Subsidiary and is not subject to recapture.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Consolidated Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.90%	May 1, 2021
Service Class	1.15	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Consolidated Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Consolidated Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Consolidated Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Consolidated Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Consolidated Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Consolidated Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

10. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,213,287,906	$ 168,305,939	$ 1,397,576,450	$ 258,262,869

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,341,935,198	$ 108,183,305	$ (20,393,582)	$ 87,789,723

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

12. NEW ACCOUNTING PRONOUNCEMENT (continued)

relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

(formerly, Transamerica BlackRock Global Allocation VP)

MANAGEMENT AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Morgan Stanley Global Allocation VP (formerly, Transamerica BlackRock Global Allocation VP) (the “Portfolio”).

Following its review and consideration, the Board determined that the terms of the Management Agreement were reasonable and that the renewal of the Management Agreement was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of the Management Agreement through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Management Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Management Agreement, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and TAM’s responsiveness to any questions by the Trustees.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

(formerly, Transamerica BlackRock Global Allocation VP)

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 1-year period and below the median for the past 3-, 5- and 10-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Portfolio’s sub-adviser had commenced sub-advising the Portfolio on May 1, 2020 pursuant to its current investment objective, investment strategies and benchmark.

Management Fee and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Portfolio’s sub-adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees noted that they had previously approved a reduction to the Portfolio’s management fee schedule, which took effect on May 1, 2020 and was not fully reflected in the comparative data. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management fee to be received by TAM under the Management Agreement is reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

(formerly, Transamerica BlackRock Global Allocation VP)

MANAGEMENT AGREEMENT — CONTRACT RENEWAL (continued)

also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM may not directly correlate with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and in light of any economies of scale experienced in the future.

Benefits to TAM and its Affiliates from their Relationships with the Portfolio

The Board considered other benefits derived by TAM and/or its affiliates from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio’s sub-adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Management Agreement.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

(formerly, Transamerica BlackRock Global Allocation VP)

APPROVAL OF SUB-ADVISORY AGREEMENT

(Unaudited)

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on December 4-5, 2019, the Board considered the termination of BlackRock Investment Management, LLC (“BlackRock”) as sub-adviser to Transamerica Morgan Stanley Global Allocation VP (formerly, Transamerica BlackRock Global Allocation VP) (the “Portfolio”) and the approval of the proposed sub-advisory agreement (the “Morgan Stanley Sub-Advisory Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Morgan Stanley Investment Management Inc. (“Morgan Stanley”), on behalf of the Portfolio, as well as the approval of a revised management fee schedule for the Portfolio.

Following its review and consideration, the Board determined that the terms of the Morgan Stanley Sub-Advisory Agreement were reasonable and that the termination of BlackRock as sub-adviser to the Portfolio and approval of the Morgan Stanley Sub-Advisory Agreement was in the best interests of the Portfolio and its contract holders. The Board, including the Independent Board Members, authorized TAM to terminate the sub-advisory agreement with BlackRock with respect to the Portfolio and unanimously approved the Morgan Stanley Sub-Advisory Agreement for an initial two-year period. The Board also unanimously approved the revised management fee schedule for the Portfolio.

Prior to reaching their decision, the Board Members requested and received from TAM and Morgan Stanley certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed Morgan Stanley Sub-Advisory Agreement, including information they had previously received from TAM as part of their regular oversight of the Portfolio and from Morgan Stanley as part of their regular oversight of other funds sub-advised by Morgan Stanley, and knowledge they gained over time through meeting with TAM and Morgan Stanley. Among other materials, the Board Members considered comparative fee, expense and performance information as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Board Members considered information about fees and performance of comparable funds and/or accounts managed by Morgan Stanley.

In their deliberations, the Independent Board Members met privately without representatives of TAM or Morgan Stanley present and were represented throughout the process by their independent legal counsel. In considering the proposed approval of the Morgan Stanley Sub-Advisory Agreement, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services. In evaluating the nature, extent and quality of the services to be provided by Morgan Stanley under the Morgan Stanley Sub-Advisory Agreement, the Board considered information provided by TAM and Morgan Stanley regarding the operations, facilities, organization and personnel of Morgan Stanley, the anticipated ability of Morgan Stanley to perform its duties under the Morgan Stanley Sub-Advisory Agreement and the proposed changes to the Portfolio’s investment objective and principal investment strategies. The Board Members further considered that: (i) Morgan Stanley is an experienced asset management firm; (ii) TAM is recommending that Morgan Stanley be appointed as sub-adviser to the Portfolio; and (iii) TAM believes that Morgan Stanley has the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolio based on TAM’s assessment of Morgan Stanley’s organization, investment personnel and experience sub-advising other Funds. The Board Members also considered Morgan Stanley’s proposed responsibilities and experience with proposed investment strategy.

The Board Members noted that TAM had advised the Board that neither the approval of the Morgan Stanley Sub-Advisory Agreement nor the approval of the revised management fee schedule for the Portfolio was expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to the Portfolio and the contract holders, including compliance services. Based on these and other considerations, the Board Members determined that Morgan Stanley can provide sub-advisory services that are appropriate in scope and extent in light of the proposed investment program for the Portfolio and that Morgan Stanley’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board Members considered Morgan Stanley’s past performance, investment management experience, capabilities and resources. The Board reviewed the performance of the Portfolio, including as compared to: (i) its current and proposed primary and secondary benchmarks; (ii) a peer universe of comparable funds; and (iii) Morgan Stanley Institutional Global Strategist Portfolio, which is advised by Morgan Stanley and employs the same investment strategy as that proposed for the Portfolio (the “Morgan Stanley Strategy”), in each case for various trailing periods ended September 30, 2019. The Board Members noted that the Morgan Stanley Strategy was above the performance of the Portfolio, its proposed secondary benchmark and the peer universe median for the past 1- and 3-year and since inception periods, but below the Portfolio and the peer universe median for the past 5-year period. The Board Members also noted that the performance of the Morgan Stanley Strategy was above the Portfolio’s proposed primary benchmark for the past 1-year period, but below this benchmark for the past 3- and 5-year and since inception periods. On the basis of

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Morgan Stanley Global Allocation VP

(formerly, Transamerica BlackRock Global Allocation VP)

APPROVAL OF SUB-ADVISORY AGREEMENT (continued)

(Unaudited)

this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Morgan Stanley, the Board concluded that Morgan Stanley is capable of generating a level of investment performance that is appropriate in scope and extent in light of the Portfolio’s proposed new investment objective and principal investment strategies, the competitive landscape of the investment company business and investor needs.

Management and Sub-Advisory Fees and Total Expense Ratio. The Board considered the revised management fee schedule and new sub-advisory fee schedule and noted that they were lower at all asset levels than the Portfolio’s current management and sub-advisory fee schedules. The Board further considered that although the proposed management fee was above the applicable Broadridge and Morningstar peer group medians, the anticipated total expense ratio of each class of the Portfolio was below the applicable Broadridge and Morningstar peer group medians. The Board noted that the revised management fee schedule would result in immediate savings for current contract holders, as well as additional savings as the Portfolio’s assets grow in size. The Board considered the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee by TAM to Morgan Stanley and noted that TAM considered the amount to be reasonable compensation for its services. On the basis of these and other considerations, together with the other information it considered, the Board determined that the revised management fee schedule and new sub-advisory fee schedule were reasonable in light of the services to be provided.

Cost of Services to be Provided and Level of Profitability. With respect to Morgan Stanley, the Board noted that the proposed sub-advisory fees are the product of arm’s-length negotiation between TAM and Morgan Stanley, which is not affiliated with TAM, and would be paid by TAM and not the Portfolio. As a result, the Board did not consider Morgan Stanley’s anticipated profitability to be material to its decision to approve the Morgan Stanley Sub-Advisory Agreement. The Board also reviewed pro forma estimated TAM profitability information provided by TAM, noting that there was expected to be a slight increase in the net management fees retained by TAM due to the reduced sub-advisory fees. The Board considered TAM’s view that the proposed net management fee would allow TAM to be reasonably compensated for its services.

Economies of Scale. In evaluating the extent to which the proposed sub-advisory fees payable under the Morgan Stanley Sub-Advisory Agreement reflected economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members considered that the appointment of Morgan Stanley has the potential to attract additional assets due to Morgan Stanley’s established asset management capabilities. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and the sub-advisory fees payable by TAM to Morgan Stanley, in light of any economies of scale experienced in the future.

Benefits to Morgan Stanley from its Relationships with the Portfolio. The Board considered other benefits expected to be derived by Morgan Stanley from its relationship with the Portfolio. The Board noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with Morgan Stanley or the Fund, and that Morgan Stanley may engage in soft dollar arrangements and receive such benefits, consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including the Independent Board Members, concluded that the approval of the revised management fee schedule and the Morgan Stanley Sub-Advisory Agreement was in the best interests of the Portfolio and its contract holders and voted to approve the revised management fee schedule and the Morgan Stanley Sub-Advisory Agreement.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$893.00	$0.85	$1,024.00	$0.91	0.18%
Service Class	1,000.00	890.90	2.02	1,022.70	2.16	0.43

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Preferred Stocks	0.6
Rights	0.0	*
Other Investment Company	0.0	*
Net Other Assets (Liabilities) ^	2.7
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 96.7%
Australia - 6.7%
Afterpay, Ltd. (A)	796	$ 34,377
AGL Energy, Ltd.	2,583	30,557
AMP, Ltd. (A)	14,831	19,190
Ampol, Ltd.	883	17,992
APA Group	4,387	33,922
Aristocrat Leisure, Ltd.	2,267	40,594
ASX, Ltd.	723	42,974
Aurizon Holdings, Ltd.	7,608	25,889
AusNet Services	8,310	9,601
Australia & New Zealand Banking Group, Ltd.	10,698	138,808
BHP Group PLC	7,907	161,801
BHP Group, Ltd.	10,915	271,760
BlueScope Steel, Ltd.	1,691	13,930
Brambles, Ltd.	5,489	41,620
CIMIC Group, Ltd.	291	4,890
Coca-Cola Amatil, Ltd.	1,732	10,433
Cochlear, Ltd.	243	31,903
Coles Group, Ltd.	4,838	57,511
Commonwealth Bank of Australia	6,537	315,700
Computershare, Ltd.	1,620	15,000
Crown Resorts, Ltd.	1,099	7,403
CSL, Ltd.	1,699	337,912
Dexus, REIT	3,806	24,428
Evolution Mining, Ltd.	6,152	24,439
Fortescue Metals Group, Ltd.	6,367	61,898
Goodman Group, REIT	6,018	62,095
GPT Group, REIT	6,751	19,612
Insurance Australia Group, Ltd.	8,732	35,045
Lendlease Group	2,518	21,764
Macquarie Group, Ltd.	1,244	103,242
Magellan Financial Group, Ltd.	431	17,600
Medibank Pvt, Ltd.	9,467	19,627
Mirvac Group, REIT	16,126	24,360
National Australia Bank, Ltd.	11,888	150,649
Newcrest Mining, Ltd.	3,009	66,722
Northern Star Resources, Ltd.	2,788	26,294
Oil Search, Ltd.	7,730	17,131
Orica, Ltd.	1,490	17,231
Origin Energy, Ltd.	6,235	25,372
Qantas Airways, Ltd.	1,931	5,117
QBE Insurance Group, Ltd.	5,534	34,151
Ramsay Health Care, Ltd.	640	29,557
REA Group, Ltd.	214	16,126
Santos, Ltd.	6,274	23,318
Scentre Group, REIT	20,058	30,451
SEEK, Ltd.	1,117	17,089
Sonic Healthcare, Ltd.	1,778	37,546
South32, Ltd.	19,091	27,028
Stockland, REIT	8,152	18,903
Suncorp Group, Ltd.	4,948	31,795
Sydney Airport	4,572	18,044
Tabcorp Holdings, Ltd.	9,153	21,589
Telstra Corp., Ltd.	15,970	34,665
TPG Telecom, Ltd.	1,452	8,918
Transurban Group	9,901	97,096
Treasury Wine Estates, Ltd.	2,910	21,173
TUAS, Ltd.	726	338
Vicinity Centres, REIT	11,966	11,994

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Washington H Soul Pattinson & Co., Ltd.	445	$ 6,044
Wesfarmers, Ltd.	4,150	129,033
Westpac Banking Corp.	13,382	167,722
WiseTech Global, Ltd.	637	8,617
Woodside Petroleum, Ltd.	3,546	53,590
Woolworths Group, Ltd.	4,748	122,388

		3,353,568

Austria - 0.2%
Andritz AG (A)	268	9,772
Erste Group Bank AG (A)	1,032	24,373
OMV AG	592	19,976
Raiffeisen Bank International AG	444	7,936
Verbund AG	261	11,722
voestalpine AG	420	9,070

		82,849

Belgium - 0.9%
Ageas SA	611	21,654
Anheuser-Busch InBev SA	2,792	137,636
Colruyt SA	188	10,332
Elia Group SA	117	12,728
Galapagos NV (A)	156	30,791
Groupe Bruxelles Lambert SA	465	38,967
KBC Group NV	920	52,855
Proximus SADP	583	11,880
Sofina SA	63	16,635
Solvay SA	300	24,068
Telenet Group Holding NV	131	5,398
UCB SA	477	55,354
Umicore SA	696	32,854

		451,152

Chile - 0.0% (B)
Antofagasta PLC	1,578	18,264

China - 0.1%
BeiGene, Ltd., ADR (A)	200	37,680
Yangzijiang Shipbuilding Holdings, Ltd.	6,500	4,376

		42,056

Denmark - 2.3%
Ambu A/S, B Shares	598	18,904
AP Moller - Maersk A/S, Class A	11	12,028
AP Moller - Maersk A/S, Class B	25	29,300
Carlsberg A/S, Class B	377	49,993
Chr Hansen Holding A/S	392	40,433
Coloplast A/S, Class B	443	69,049
Danske Bank A/S (A)	2,605	34,825
Demant A/S (A)	406	10,759
DSV Panalpina A/S	794	97,531
Genmab A/S (A)	243	81,938
GN Store Nord A/S	471	25,213
H. Lundbeck A/S	298	11,260
Novo Nordisk A/S, Class B	6,593	429,519
Novozymes A/S, B Shares	814	47,192
Orsted A/S (C)	685	79,050
Pandora A/S	418	22,829
Tryg A/S	456	13,249
Vestas Wind Systems A/S	749	76,700

		1,149,772

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Finland - 1.2%
Elisa OYJ	515	$ 31,339
Fortum OYJ	1,737	33,139
Kone OYJ, Class B	1,258	86,763
Metso OYJ	379	12,455
Neste OYJ	1,603	62,960
Nokia OYJ	20,945	91,527
Nordea Bank Abp (A)	8,148	56,509
Nordea Bank Abp (A)	3,895	26,938
Orion OYJ, Class B	358	17,361
Sampo OYJ, A Shares	1,801	62,080
Stora Enso OYJ, R Shares	2,027	24,262
UPM-Kymmene OYJ	2,025	58,653
Wartsila OYJ Abp	1,555	12,899

		576,885

France - 10.4%
Accor SA (A)	728	19,868
Aeroports de Paris	109	11,253
Air Liquide SA	1,754	253,605
Airbus SE (A)	2,181	156,277
Alstom SA	671	31,269
Amundi SA (A) (C)	201	15,801
Arkema SA	264	25,377
Atos SE (A)	386	33,093
AXA SA	7,281	153,214
BioMerieux	159	21,836
BNP Paribas SA (A)	4,229	168,965
Bollore SA	2,861	9,028
Bouygues SA (A)	889	30,452
Bureau Veritas SA (A)	977	20,722
Capgemini SE	590	68,087
Carrefour SA	2,178	33,777
Casino Guichard Perrachon SA	195	7,224
Cie de Saint-Gobain (A)	1,977	71,332
Cie Generale des Etablissements Michelin SCA	654	68,168
CNP Assurances (A)	588	6,820
Covivio, REIT	179	12,984
Credit Agricole SA (A)	4,493	42,664
Danone SA	2,289	158,887
Dassault Aviation SA (A)	9	8,257
Dassault Systemes SE	496	86,102
Edenred	957	41,972
Eiffage SA (A)	309	28,325
Electricite de France SA	2,077	19,310
Engie SA (A)	6,917	85,784
EssilorLuxottica SA (A)	1,061	136,453
Eurazeo SE (A)	144	7,400
Faurecia SE (A)	245	9,626
Gecina SA, REIT	171	21,120
Getlink SE (A)	1,730	25,017
Hermes International	119	99,913
ICADE, REIT	127	8,868
Iliad SA	50	9,761
Ingenico Group SA (A)	238	38,241
Ipsen SA	152	12,894
JCDecaux SA (A)	398	7,435
Kering SA	283	154,721
Klepierre SA, REIT	850	16,991
L’Oreal SA (A)	930	300,154

	Shares	Value
COMMON STOCKS (continued)
France (continued)
La Francaise DES Jeux SAEM (C)	329	$ 10,169
Legrand SA	960	72,943
LVMH Moet Hennessy Louis Vuitton SE	1,033	456,064
Natixis SA (A)	2,905	7,662
Orange SA	7,256	86,767
Orpea	193	22,292
Pernod Ricard SA	796	125,343
Peugeot SA (A)	2,160	35,422
Publicis Groupe SA	741	24,071
Remy Cointreau SA	85	11,596
Renault SA (A)	633	16,201
Safran SA (A)	1,193	120,005
Sanofi	4,179	426,193
Sartorius Stedim Biotech	109	27,636
Schneider Electric SE	2,062	229,370
SCOR SE (A)	506	13,975
SEB SA	93	15,427
Societe Generale SA (A)	3,012	50,360
Sodexo SA	360	24,411
Suez SA	1,116	13,117
Teleperformance	221	56,285
Thales SA	408	33,022
TOTAL SA	9,253	356,781
Ubisoft Entertainment SA (A)	341	28,238
Unibail-Rodamco-Westfield, REIT, CDI	5,703	16,253
Unibail-Rodamco-Westfield, REIT	251	14,148
Valeo SA	815	21,496
Veolia Environnement SA	2,029	45,817
Vinci SA	1,917	177,750
Vivendi SA	3,163	81,731
Wendel SE	83	7,921
Worldline SA (A) (C)	484	42,200

		5,209,713

Germany - 8.3%
adidas AG (A)	712	187,720
Allianz SE	1,555	317,752
BASF SE	3,435	192,941
Bayer AG	3,649	270,477
Bayerische Motoren Werke AG	1,162	74,183
Beiersdorf AG	355	40,368
Brenntag AG	594	31,494
Carl Zeiss Meditec AG (A)	156	15,190
Commerzbank AG (A)	3,229	14,391
Continental AG (A)	385	37,850
Covestro AG (A) (C)	603	22,967
Daimler AG	3,485	141,783
Delivery Hero SE (A) (C)	471	48,403
Deutsche Bank AG (A)	7,204	68,727
Deutsche Boerse AG	715	129,398
Deutsche Lufthansa AG (A)	733	7,354
Deutsche Post AG	3,678	135,056
Deutsche Telekom AG	12,357	207,341
Deutsche Wohnen SE	1,361	61,157
E.ON SE	8,277	93,428
Evonik Industries AG	724	18,440
Fraport AG Frankfurt Airport Services Worldwide (A)	149	6,527

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Fresenius Medical Care AG & Co. KGaA	789	$ 67,877
Fresenius SE & Co. KGaA	1,572	78,133
GEA Group AG	500	15,869
Hannover Rueck SE	210	36,293
HeidelbergCement AG	524	28,051
Henkel AG & Co. KGaA	366	30,620
HOCHTIEF AG	95	8,453
Infineon Technologies AG	4,676	109,569
KION Group AG	205	12,622
Knorr-Bremse AG	165	16,745
LANXESS AG	274	14,490
LEG Immobilien AG	258	32,724
Merck KGaA	494	57,525
METRO AG	594	5,637
MTU Aero Engines AG (A)	196	34,124
Muenchener Rueckversicherungs-Gesellschaft AG	545	141,915
Nemetschek SE	219	15,048
Puma SE (A)	319	24,734
RWE AG	2,121	74,250
SAP SE	3,891	543,920
Scout24 AG (C)	401	31,024
Siemens AG	2,849	336,003
Siemens Healthineers AG (C)	581	27,928
Symrise AG	484	56,554
TeamViewer AG (A) (C)	482	26,318
Telefonica Deutschland Holding AG	3,761	11,092
thyssenkrupp AG (A)	1,192	8,504
Uniper SE	790	25,493
United Internet AG	366	15,550
Volkswagen AG	128	20,667
Vonovia SE	1,883	115,095
Zalando SE (A) (C)	567	40,223

		4,185,997

Hong Kong - 3.2%
AIA Group, Ltd.	44,600	417,349
ASM Pacific Technology, Ltd.	1,000	10,568
Bank of East Asia, Ltd.	3,719	8,525
BOC Hong Kong Holdings, Ltd.	14,000	44,827
Budweiser Brewing Co. APAC, Ltd. (C)	6,400	18,736
CK Asset Holdings, Ltd.	9,000	53,971
CK Hutchison Holdings, Ltd.	10,000	64,756
CK Infrastructure Holdings, Ltd.	2,500	12,923
CLP Holdings, Ltd.	6,000	58,927
Dairy Farm International Holdings, Ltd.	1,100	5,140
Galaxy Entertainment Group, Ltd.	8,000	54,878
Hang Lung Properties, Ltd.	7,000	16,641
Hang Seng Bank, Ltd.	2,800	47,158
Henderson Land Development Co., Ltd.	5,531	21,094
HK Electric Investments & HK Electric Investments, Ltd.	11,500	11,945
HKT Trust & HKT, Ltd.	13,000	19,077
Hong Kong & China Gas Co., Ltd.	39,796	61,850
Hong Kong Exchanges & Clearing, Ltd.	4,472	190,470
Hongkong Land Holdings, Ltd.	4,100	17,054
Jardine Matheson Holdings, Ltd.	800	33,449
Jardine Strategic Holdings, Ltd.	900	19,414

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Kerry Properties, Ltd.	3,000	$ 7,793
Link, REIT	7,600	62,397
Melco Resorts & Entertainment, Ltd., ADR	700	10,864
MTR Corp., Ltd.	6,015	31,282
New World Development Co., Ltd.	6,278	29,808
NWS Holdings, Ltd.	4,000	3,479
PCCW, Ltd.	14,000	8,005
Power Assets Holdings, Ltd.	5,000	27,320
Sino Land Co., Ltd.	10,315	13,051
SJM Holdings, Ltd.	8,000	8,969
Sun Hung Kai Properties, Ltd.	5,350	68,347
Swire Pacific, Ltd., Class A	2,000	10,630
Swire Properties, Ltd.	4,400	11,234
Techtronic Industries Co., Ltd.	5,000	49,473
WH Group, Ltd. (C)	37,000	31,975
Wharf Real Estate Investment Co., Ltd.	4,300	20,643
Wheelock & Co., Ltd. (D)	3,000	23,713

		1,607,735

Ireland - 1.0%
AerCap Holdings NV (A)	500	15,400
CRH PLC	2,963	101,987
DCC PLC	376	31,375
Experian PLC	3,316	116,388
Flutter Entertainment PLC	574	75,782
James Hardie Industries PLC, CDI	1,766	34,028
Kerry Group PLC, Class A	607	75,406
Kingspan Group PLC	605	39,057
Smurfit Kappa Group PLC	865	29,069

		518,492

Isle of Man - 0.0% (B)
GVC Holdings PLC	2,089	19,148

Israel - 0.6%
Azrieli Group, Ltd.	133	6,062
Bank Hapoalim BM	4,018	24,020
Bank Leumi Le-Israel BM	5,516	27,734
Check Point Software Technologies, Ltd. (A)	450	48,344
CyberArk Software, Ltd. (A)	100	9,927
Elbit Systems, Ltd.	106	14,567
ICL Group, Ltd.	2,447	7,289
Isracard, Ltd.	1	1
Israel Discount Bank, Ltd., A Shares	4,183	12,758
Mizrahi Tefahot Bank, Ltd.	619	11,631
Nice, Ltd. (A)	233	43,921
Teva Pharmaceutical Industries, Ltd., ADR (A)	3,915	48,272
Wix.com, Ltd. (A)	200	51,244

		305,770

Italy - 2.0%
Assicurazioni Generali SpA	4,149	63,024
Atlantia SpA (A)	1,906	30,830
Davide Campari-Milano SpA	2,308	19,519
DiaSorin SpA	94	18,052
Enel SpA	30,132	260,595
Eni SpA	9,338	89,514
Ferrari NV	482	82,564
FinecoBank Banca Fineco SpA (A)	2,449	33,145
Infrastrutture Wireless Italiane SpA (C)	954	9,577

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Italy (continued)
Intesa Sanpaolo SpA (A)	55,027	$ 105,745
Leonardo SpA	1,450	9,666
Mediobanca Banca di Credito Finanziario SpA	2,212	15,974
Moncler SpA (A)	713	27,417
Nexi SpA (A) (C)	1,178	20,427
Pirelli & C SpA (A) (C)	1,048	4,459
Poste Italiane SpA (C)	2,209	19,296
Prysmian SpA	859	19,927
Recordati SpA	421	21,066
Snam SpA	7,798	38,016
Telecom Italia SpA	55,325	21,703
Terna Rete Elettrica Nazionale SpA	4,978	34,336
UniCredit SpA (A)	8,166	75,366

		1,020,218

Japan - 24.7%
ABC-Mart, Inc.	100	5,866
Acom Co., Ltd.	1,700	6,506
Advantest Corp.	700	39,949
Aeon Co., Ltd.	2,500	58,161
Aeon Mall Co., Ltd.	400	5,316
AGC, Inc.	800	22,936
Air Water, Inc.	700	9,890
Aisin Seiki Co., Ltd.	700	20,518
Ajinomoto Co., Inc.	1,600	26,552
Alfresa Holdings Corp.	600	12,577
Amada Co., Ltd.	1,300	10,644
ANA Holdings, Inc. (A)	500	11,426
Aozora Bank, Ltd.	500	8,719
Asahi Group Holdings, Ltd.	1,500	52,683
Asahi Intecc Co., Ltd.	800	22,832
Asahi Kasei Corp.	4,700	38,473
Astellas Pharma, Inc.	7,000	116,897
Bandai Namco Holdings, Inc.	800	42,110
Bank of Kyoto, Ltd.	200	7,106
Benesse Holdings, Inc.	300	8,046
Bridgestone Corp.	2,100	67,778
Brother Industries, Ltd.	700	12,647
Calbee, Inc.	300	8,292
Canon, Inc.	3,700	73,808
Casio Computer Co., Ltd.	600	10,467
Central Japan Railway Co.	500	77,329
Chiba Bank, Ltd.	1,800	8,510
Chubu Electric Power Co., Inc.	2,500	31,355
Chugai Pharmaceutical Co., Ltd.	2,400	128,496
Chugoku Electric Power Co., Inc.	1,000	13,332
Coca-Cola Bottlers Japan Holdings, Inc.	400	7,255
Concordia Financial Group, Ltd.	4,100	13,182
Cosmos Pharmaceutical Corp.	100	15,343
CyberAgent, Inc.	400	19,661
Dai Nippon Printing Co., Ltd.	900	20,691
Dai-ichi Life Holdings, Inc.	4,000	47,880
Daicel Corp.	1,100	8,525
Daifuku Co., Ltd.	400	35,053
Daiichi Sankyo Co., Ltd.	2,100	171,762
Daikin Industries, Ltd.	900	145,620
Daito Trust Construction Co., Ltd.	300	27,648
Daiwa House Industry Co., Ltd.	2,100	49,591

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Daiwa House Investment Corp., REIT	7	$ 16,468
Daiwa Securities Group, Inc.	5,400	22,685
Denso Corp.	1,600	62,747
Dentsu Group, Inc.	700	16,605
Disco Corp.	100	24,389
East Japan Railway Co.	1,100	76,225
Eisai Co., Ltd.	1,000	79,449
Electric Power Development Co., Ltd., Class C	500	9,478
ENEOS Holdings, Inc.	11,300	40,280
FamilyMart Co., Ltd.	1,000	17,168
FANUC Corp.	700	125,489
Fast Retailing Co., Ltd.	200	114,954
Fuji Electric Co., Ltd.	500	13,762
FUJIFILM Holdings Corp.	1,300	55,642
Fujitsu, Ltd.	700	81,958
Fukuoka Financial Group, Inc.	700	11,068
GLP J-REIT	14	20,231
GMO Payment Gateway, Inc.	200	20,919
Hakuhodo DY Holdings, Inc.	700	8,354
Hamamatsu Photonics KK	500	21,772
Hankyu Hanshin Holdings, Inc.	800	27,023
Hikari Tsushin, Inc.	80	18,292
Hino Motors, Ltd.	1,000	6,785
Hirose Electric Co., Ltd.	100	10,981
Hisamitsu Pharmaceutical Co., Inc.	200	10,811
Hitachi Construction Machinery Co., Ltd.	500	13,889
Hitachi Metals, Ltd.	800	9,589
Hitachi, Ltd.	3,600	114,425
Honda Motor Co., Ltd.	6,100	156,121
Hoshizaki Corp.	200	17,142
Hoya Corp.	1,400	134,063
Hulic Co., Ltd.	900	8,497
Idemitsu Kosan Co., Ltd.	700	14,939
Iida Group Holdings Co., Ltd.	500	7,684
Inpex Corp.	3,500	21,855
Isetan Mitsukoshi Holdings, Ltd.	1,500	8,633
Isuzu Motors, Ltd.	1,800	16,357
Ito En, Ltd.	200	11,290
ITOCHU Corp.	4,900	106,025
Itochu Techno-Solutions Corp.	300	11,282
Japan Airlines Co., Ltd.	500	9,023
Japan Airport Terminal Co., Ltd.	200	8,534
Japan Exchange Group, Inc.	1,900	44,004
Japan Post Bank Co., Ltd.	1,500	11,156
Japan Post Holdings Co., Ltd.	6,000	42,820
Japan Post Insurance Co., Ltd.	800	10,541
Japan Prime Realty Investment Corp., REIT	3	8,801
Japan Real Estate Investment Corp., REIT	5	25,661
Japan Retail Fund Investment Corp., REIT	9	11,257
Japan Tobacco, Inc.	4,400	81,720
JFE Holdings, Inc.	1,700	12,290
JGC Holdings Corp.	1,000	10,545
JSR Corp.	700	13,580
JTEKT Corp.	900	7,027
Kajima Corp.	1,800	21,522
Kakaku.com, Inc.	500	12,737
Kamigumi Co., Ltd.	400	7,867
Kansai Electric Power Co., Inc.	2,500	24,225

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Kansai Paint Co., Ltd.	700	$ 14,792
Kao Corp.	1,800	142,844
Kawasaki Heavy Industries, Ltd.	500	7,222
KDDI Corp.	6,200	184,990
Keihan Holdings Co., Ltd.	400	17,864
Keikyu Corp.	700	10,711
Keio Corp.	400	22,892
Keisei Electric Railway Co., Ltd.	600	18,804
Keyence Corp.	700	293,343
Kikkoman Corp.	500	24,149
Kintetsu Group Holdings Co., Ltd.	600	26,922
Kirin Holdings Co., Ltd.	3,000	63,239
Kobayashi Pharmaceutical Co., Ltd.	200	17,585
Kobe Bussan Co., Ltd.	200	11,357
Koito Manufacturing Co., Ltd.	400	16,184
Komatsu, Ltd.	3,300	67,586
Konami Holdings Corp.	300	10,011
Kose Corp.	100	12,105
Kubota Corp.	3,900	58,339
Kuraray Co., Ltd.	1,300	13,604
Kurita Water Industries, Ltd.	300	8,345
Kyocera Corp.	1,200	65,501
Kyowa Kirin Co., Ltd.	1,100	28,957
Kyushu Electric Power Co., Inc.	1,500	12,572
Kyushu Railway Co.	500	12,992
Lasertec Corp.	300	28,359
Lawson, Inc.	200	10,060
LINE Corp. (A)	200	10,066
Lion Corp.	900	21,646
LIXIL Group Corp.	900	12,640
M3, Inc.	1,600	67,970
Makita Corp.	800	29,092
Marubeni Corp.	6,100	27,709
Marui Group Co., Ltd.	700	12,663
Maruichi Steel Tube, Ltd.	300	7,478
Mazda Motor Corp.	2,100	12,688
McDonald’s Holdings Co. Japan, Ltd.	200	10,810
Mebuki Financial Group, Inc.	3,200	7,454
Medipal Holdings Corp.	600	11,580
MEIJI Holdings Co., Ltd.	400	31,830
Mercari, Inc. (A)	400	12,420
Minebea Mitsumi, Inc.	1,300	23,696
MISUMI Group, Inc.	1,000	25,108
Mitsubishi Chemical Holdings Corp.	4,800	27,992
Mitsubishi Corp.	5,000	105,659
Mitsubishi Electric Corp.	6,600	86,204
Mitsubishi Estate Co., Ltd.	4,500	67,058
Mitsubishi Gas Chemical Co., Inc.	700	10,647
Mitsubishi Heavy Industries, Ltd.	1,200	28,332
Mitsubishi Materials Corp.	500	10,558
Mitsubishi Motors Corp.	2,600	6,444
Mitsubishi UFJ Financial Group, Inc.	44,700	175,918
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,600	7,635
Mitsui & Co., Ltd.	6,300	93,345
Mitsui Chemicals, Inc.	700	14,641
Mitsui Fudosan Co., Ltd.	3,500	62,177
Miura Co., Ltd.	300	12,501
Mizuho Financial Group, Inc.	90,200	110,950

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
MonotaRO Co., Ltd.	500	$ 20,089
MS&AD Insurance Group Holdings, Inc.	1,800	49,570
Murata Manufacturing Co., Ltd.	2,100	123,792
Nabtesco Corp.	500	15,474
Nagoya Railroad Co., Ltd.	600	16,911
NEC Corp.	900	43,241
Nexon Co., Ltd.	1,700	38,346
NGK Insulators, Ltd.	900	12,470
NGK Spark Plug Co., Ltd.	500	7,186
NH Foods, Ltd.	300	12,072
Nidec Corp.	1,700	114,527
Nihon M&A Center, Inc.	600	27,287
Nikon Corp.	1,300	10,918
Nintendo Co., Ltd.	400	178,827
Nippon Building Fund, Inc., REIT	5	28,476
Nippon Express Co., Ltd.	300	15,556
Nippon Paint Holdings Co., Ltd.	600	43,762
Nippon Prologis, Inc., REIT	8	24,309
Nippon Shinyaku Co., Ltd.	200	16,325
Nippon Steel Corp.	3,200	30,238
Nippon Telegraph & Telephone Corp.	4,800	111,837
Nippon Yusen KK	500	7,077
Nissan Chemical Corp.	500	25,724
Nissan Motor Co., Ltd.	8,800	32,634
Nisshin Seifun Group, Inc.	700	10,452
Nissin Foods Holdings Co., Ltd.	200	17,720
Nitori Holdings Co., Ltd.	300	58,821
Nitto Denko Corp.	600	34,014
Nomura Holdings, Inc.	12,400	55,720
Nomura Real Estate Holdings, Inc.	400	7,447
Nomura Real Estate Master Fund, Inc., REIT	14	16,768
Nomura Research Institute, Ltd.	1,300	35,507
NSK, Ltd.	1,100	8,209
NTT Data Corp.	2,500	27,951
NTT DOCOMO, Inc.	4,400	116,811
Obayashi Corp.	2,500	23,504
OBIC Co., Ltd.	300	52,872
Odakyu Electric Railway Co., Ltd.	1,100	27,014
Oji Holdings Corp.	3,100	14,463
Olympus Corp.	4,200	80,860
Omron Corp.	700	46,885
Ono Pharmaceutical Co., Ltd.	1,400	40,861
Oracle Corp.	100	11,861
Oriental Land Co., Ltd.	800	105,717
ORIX Corp.	4,800	59,603
ORIX, Inc., REIT	9	11,863
Osaka Gas Co., Ltd.	1,400	27,674
Otsuka Corp.	400	21,126
Otsuka Holdings Co., Ltd.	1,400	61,015
Pan Pacific International Holdings Corp.	1,700	37,428
Panasonic Corp.	7,900	69,275
Park24 Co., Ltd.	400	6,858
PeptiDream, Inc. (A)	300	13,823
Persol Holdings Co., Ltd.	600	8,272
Pigeon Corp.	400	15,482
Pola Orbis Holdings, Inc.	300	5,238
Rakuten, Inc.	3,100	27,382
Recruit Holdings Co., Ltd.	4,800	165,073

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Renesas Electronics Corp. (A)	3,100	$ 15,935
Resona Holdings, Inc.	8,100	27,717
Ricoh Co., Ltd.	2,700	19,374
Rinnai Corp.	200	16,749
Rohm Co., Ltd.	400	26,597
Ryohin Keikaku Co., Ltd.	950	13,512
Santen Pharmaceutical Co., Ltd.	1,300	23,932
SBI Holdings, Inc.	1,000	21,701
SCSK Corp.	200	9,785
Secom Co., Ltd.	800	70,194
Sega Sammy Holdings, Inc.	600	7,192
Seibu Holdings, Inc.	800	8,714
Seiko Epson Corp.	900	10,310
Sekisui Chemical Co., Ltd.	1,400	20,059
Sekisui House, Ltd.	2,200	42,003
Seven & i Holdings Co., Ltd.	2,800	91,598
Seven Bank, Ltd.	1,300	3,563
SG Holdings Co., Ltd.	600	19,580
Sharp Corp.	700	7,507
Shimadzu Corp.	800	21,358
Shimamura Co., Ltd.	100	6,773
Shimano, Inc.	300	57,687
Shimizu Corp.	2,300	18,948
Shin-Etsu Chemical Co., Ltd.	1,300	152,570
Shinsei Bank, Ltd.	800	9,676
Shionogi & Co., Ltd.	1,000	62,733
Shiseido Co., Ltd.	1,500	95,581
Shizuoka Bank, Ltd.	1,500	9,650
Showa Denko KK	600	13,543
SMC Corp.	200	102,784
Softbank Corp.	7,200	91,773
SoftBank Group Corp.	5,800	292,480
Sohgo Security Services Co., Ltd.	300	14,008
Sompo Holdings, Inc.	1,300	44,753
Sony Corp.	4,700	324,442
Sony Financial Holdings, Inc.	600	14,487
Square Enix Holdings Co., Ltd.	300	15,199
Stanley Electric Co., Ltd.	500	12,104
Subaru Corp.	2,200	46,067
Sumco Corp.	1,100	16,912
Sumitomo Chemical Co., Ltd.	5,400	16,248
Sumitomo Corp.	4,400	50,606
Sumitomo Dainippon Pharma Co., Ltd.	700	9,700
Sumitomo Electric Industries, Ltd.	2,900	33,454
Sumitomo Heavy Industries, Ltd.	500	10,936
Sumitomo Metal Mining Co., Ltd.	800	22,536
Sumitomo Mitsui Financial Group, Inc.	4,900	138,287
Sumitomo Mitsui Trust Holdings, Inc.	1,100	30,998
Sumitomo Realty & Development Co., Ltd.	1,200	33,123
Sumitomo Rubber Industries, Ltd.	600	5,943
Sundrug Co., Ltd.	300	9,929
Suntory Beverage & Food, Ltd.	500	19,509
Suzuken Co., Ltd.	300	11,208
Suzuki Motor Corp.	1,400	47,805
Sysmex Corp.	600	46,057
T&D Holdings, Inc.	2,200	18,896
Taiheiyo Cement Corp.	500	11,617
Taisei Corp.	700	25,512

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Taisho Pharmaceutical Holdings Co., Ltd.	100	$ 6,137
Taiyo Nippon Sanso Corp.	500	8,361
Takeda Pharmaceutical Co., Ltd.	5,900	211,975
TDK Corp.	500	49,776
Teijin, Ltd.	600	9,553
Terumo Corp.	2,400	91,351
THK Co., Ltd.	500	12,449
TIS, Inc.	800	16,938
Tobu Railway Co., Ltd.	700	23,128
Toho Co., Ltd.	400	14,448
Toho Gas Co., Ltd.	300	14,995
Tohoku Electric Power Co., Inc.	1,500	14,249
Tokio Marine Holdings, Inc.	2,400	105,055
Tokyo Century Corp.	200	10,241
Tokyo Electric Power Co. Holdings, Inc. (A)	6,100	18,765
Tokyo Electron, Ltd.	600	148,046
Tokyo Gas Co., Ltd.	1,400	33,522
Tokyu Corp.	1,800	25,341
Tokyu Fudosan Holdings Corp.	2,200	10,350
Toppan Printing Co., Ltd.	1,000	16,719
Toray Industries, Inc.	5,400	25,488
Toshiba Corp.	1,500	48,120
Tosoh Corp.	800	10,990
TOTO, Ltd.	500	19,224
Toyo Suisan Kaisha, Ltd.	300	16,762
Toyoda Gosei Co., Ltd.	300	6,268
Toyota Industries Corp.	500	26,576
Toyota Motor Corp.	7,900	496,784
Toyota Tsusho Corp.	700	17,851
Trend Micro, Inc.	500	27,942
Tsuruha Holdings, Inc.	100	13,811
Unicharm Corp.	1,500	61,519
United Urban Investment Corp., REIT	13	14,002
USS Co., Ltd.	900	14,427
Welcia Holdings Co., Ltd.	200	16,157
West Japan Railway Co.	600	33,653
Yakult Honsha Co., Ltd.	500	29,417
Yamada Denki Co., Ltd.	2,800	13,889
Yamaha Corp.	500	23,583
Yamaha Motor Co., Ltd.	1,000	15,750
Yamato Holdings Co., Ltd.	1,200	26,049
Yamazaki Baking Co., Ltd.	400	6,871
Yaskawa Electric Corp.	900	31,287
Yokogawa Electric Corp.	700	10,968
Yokohama Rubber Co., Ltd.	400	5,656
Z Holdings Corp.	9,900	48,586
ZOZO, Inc.	400	8,917

		12,460,385

Jordan - 0.0% (B)
Hikma Pharmaceuticals PLC	527	14,461

Luxembourg - 0.2%
ArcelorMittal SA (A)	2,771	29,350
Aroundtown SA (A)	4,628	26,527
Eurofins Scientific SE (A)	49	30,906
SES SA	1,277	8,726
Tenaris SA	1,533	9,962

		105,471

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Macau - 0.1%
Sands China, Ltd.	9,600	$ 37,816
Wynn Macau, Ltd.	5,600	9,713

		47,529

Netherlands - 4.5%
ABN AMRO Bank NV, CVA (C)	1,457	12,538
Adyen NV (A) (C)	67	97,518
Akzo Nobel NV	737	66,213
Altice Europe NV, Class A (A)	1,799	6,958
ASML Holding NV	1,586	580,179
EXOR NV	369	21,180
Heineken Holding NV	450	36,831
Heineken NV	976	89,982
ING Groep NV	14,782	103,044
Just Eat Takeaway.com NV (A) (C)	452	47,245
Koninklijke Ahold Delhaize NV	4,062	110,706
Koninklijke DSM NV	646	89,676
Koninklijke KPN NV	12,627	33,587
Koninklijke Philips NV	3,371	157,249
Koninklijke Vopak NV	268	14,176
NN Group NV	1,080	36,296
Prosus NV (A)	1,817	168,905
QIAGEN NV (A)	906	39,026
Randstad NV	470	21,016
Royal Dutch Shell PLC, A Shares	15,284	244,716
Royal Dutch Shell PLC, B Shares	14,099	213,745
Wolters Kluwer NV	1,030	80,449

		2,271,235

New Zealand - 0.3%
a2 Milk Co., Ltd. (A)	2,608	34,138
Auckland International Airport, Ltd.	4,930	20,966
Fisher & Paykel Healthcare Corp., Ltd.	2,099	48,354
Mercury NZ, Ltd.	2,868	8,738
Meridian Energy, Ltd.	4,733	14,754
Ryman Healthcare, Ltd.	1,404	11,912
Spark New Zealand, Ltd.	6,211	18,376

		157,238

Norway - 0.5%
DNB ASA	3,663	48,892
Equinor ASA	3,762	54,194
Gjensidige Forsikring ASA (A)	728	13,451
Mowi ASA	1,701	32,424
Norsk Hydro ASA (A)	4,751	13,255
Orkla ASA	2,573	22,590
Schibsted ASA, B Shares (A)	274	6,472
Telenor ASA	2,698	39,393
Yara International ASA	715	24,926

		255,597

Portugal - 0.2%
EDP - Energias de Portugal SA	9,628	45,957
Galp Energia SGPS SA	1,754	20,346
Jeronimo Martins SGPS SA	810	14,175

		80,478

Russian Federation - 0.0% (B)
Evraz PLC	1,894	6,711

Singapore - 1.1%
Ascendas Real Estate Investment Trust	11,672	26,780

	Shares	Value
COMMON STOCKS (continued)
Singapore (continued)
CapitaLand Commercial Trust, REIT	8,663	$ 10,602
CapitaLand Mall Trust, REIT	8,800	12,487
CapitaLand, Ltd. (A)	11,400	24,084
City Developments, Ltd.	1,800	11,000
DBS Group Holdings, Ltd.	6,700	100,814
Genting Singapore, Ltd.	18,700	10,288
Jardine Cycle & Carriage, Ltd.	300	4,378
Keppel Corp., Ltd.	5,200	22,396
Mapletree Commercial Trust, REIT	7,800	10,914
Mapletree Logistics Trust, REIT	9,600	13,478
Oversea-Chinese Banking Corp., Ltd.	12,409	80,879
Singapore Airlines, Ltd.	5,000	13,496
Singapore Exchange, Ltd.	2,900	17,451
Singapore Press Holdings, Ltd.	2,100	1,924
Singapore Technologies Engineering, Ltd.	5,700	13,604
Singapore Telecommunications, Ltd.	30,800	54,790
Suntec, REIT	7,500	7,662
United Overseas Bank, Ltd.	4,900	71,598
UOL Group, Ltd.	1,700	8,358
Venture Corp., Ltd.	900	10,518
Wilmar International, Ltd.	6,500	19,226

		546,727

Spain - 2.3%
ACS Actividades de Construccion y Servicios SA	986	25,339
Aena SME SA (A) (C)	256	34,238
Amadeus IT Group SA	1,606	84,318
Banco Bilbao Vizcaya Argentaria SA	24,698	85,034
Banco Santander SA (A)	61,826	151,255
Bankinter SA	2,456	11,772
CaixaBank SA	13,862	29,655
Cellnex Telecom SA (C)	906	55,337
Enagas SA	893	21,846
Endesa SA	1,216	30,164
Ferrovial SA	1,745	46,644
Grifols SA	1,132	34,422
Iberdrola SA	21,633	252,558
Industria de Diseno Textil SA	3,965	105,205
Mapfre SA	4,582	8,182
Naturgy Energy Group SA	1,160	21,656
Red Electrica Corp. SA	1,686	31,544
Repsol SA	5,435	48,024
Siemens Gamesa Renewable Energy SA (A)	845	15,045
Telefonica SA	17,755	84,918

		1,177,156

Sweden - 2.8%
Alfa Laval AB (A)	1,074	23,693
Assa Abloy AB, B Shares	3,724	76,221
Atlas Copco AB, A Shares	2,538	108,082
Atlas Copco AB, B Shares	1,378	51,204
Boliden AB	914	20,964
Electrolux AB, Series B	1,026	17,262
Epiroc AB, Class A	2,730	34,208
Epiroc AB, Class B	1,156	14,197
EQT AB	872	15,723
Essity AB, Class B (A)	2,214	71,781
Evolution Gaming Group AB (C)	469	27,856
Hennes & Mauritz AB, B Shares	3,020	44,081

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Sweden (continued)
Hexagon AB, B Shares (A)	1,070	$ 62,836
Husqvarna AB, B Shares	1,537	12,650
ICA Gruppen AB	327	15,544
Industrivarden AB, C Shares (A)	536	12,218
Investment AB Latour, B Shares	559	10,149
Investor AB, B Shares	1,706	90,500
Kinnevik AB, Class B	851	22,464
L E Lundbergforetagen AB, B Shares (A)	279	12,718
Lundin Energy AB	738	18,011
Nibe Industrier AB, B Shares (A)	1,154	25,595
Sandvik AB (A)	4,226	79,558
Securitas AB, B Shares (A)	1,272	17,200
Skandinaviska Enskilda Banken AB, Class A (A)	6,253	54,279
Skanska AB, B Shares (A)	1,198	24,457
SKF AB, B Shares	1,350	25,236
Svenska Cellulosa AB SCA, Class B (A)	2,318	27,726
Svenska Handelsbanken AB, A Shares (A)	5,834	55,396
Swedbank AB, A Shares (A)	3,192	40,988
Swedish Match AB	662	46,708
Tele2 AB, B Shares	1,926	25,639
Telefonaktiebolaget LM Ericsson, B Shares	11,227	104,069
Telia Co. AB	10,401	38,912
Volvo AB, B Shares (A)	5,553	87,376

		1,415,501

Switzerland - 10.3%
ABB, Ltd.	6,915	156,852
Adecco Group AG	601	28,328
Alcon, Inc. (A)	1,818	104,461
Baloise Holding AG	193	29,076
Banque Cantonale Vaudoise	112	10,907
Barry Callebaut AG	11	20,997
Chocoladefabriken Lindt & Spruengli AG	4	33,037
Cie Financiere Richemont SA	1,918	123,712
Clariant AG (A)	748	14,721
Coca-Cola HBC AG	780	19,526
Credit Suisse Group AG	9,070	94,372
EMS-Chemie Holding AG	32	24,861
Geberit AG	134	67,233
Givaudan SA	34	127,091
Glencore PLC (A)	37,858	80,645
Julius Baer Group, Ltd.	865	36,328
Kuehne & Nagel International AG (A)	201	33,480
LafargeHolcim, Ltd. (A)	1,886	83,090
Logitech International SA	613	40,169
Lonza Group AG	277	146,726
Nestle SA	11,311	1,254,058
Novartis AG	7,993	696,358
Partners Group Holding AG	70	63,748
Roche Holding AG	2,614	905,619
Schindler Holding AG	235	55,648
SGS SA	23	56,342
Sika AG	528	101,784
Sonova Holding AG	203	40,636
STMicroelectronics NV	2,401	65,447
Straumann Holding AG	39	33,715
Swatch Group AG	275	27,437
Swiss Life Holding AG	125	46,502

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Swiss Prime Site AG	269	$ 24,954
Swiss Re AG	1,065	82,574
Swisscom AG	99	51,916
Temenos AG	249	38,701
UBS Group AG	14,115	163,015
Vifor Pharma AG	160	24,206
Zurich Insurance Group AG	560	198,425

		5,206,697

United Kingdom - 12.8%
3i Group PLC	3,778	38,902
Admiral Group PLC	637	18,065
Anglo American PLC	4,615	106,391
Ashtead Group PLC	1,654	55,794
Associated British Foods PLC	1,252	29,603
AstraZeneca PLC	4,893	509,236
Auto Trader Group PLC (C)	3,643	23,719
AVEVA Group PLC	239	12,118
Aviva PLC	14,597	49,475
BAE Systems PLC	12,069	72,166
Barclays PLC	65,469	92,364
Barratt Developments PLC	4,102	25,211
Berkeley Group Holdings PLC	489	25,184
BP PLC	75,314	288,531
British American Tobacco PLC	8,584	329,221
British Land Co. PLC, REIT	3,568	17,067
BT Group PLC	32,529	46,004
Bunzl PLC	1,284	34,441
Burberry Group PLC	1,608	31,774
CNH Industrial NV (A)	3,522	24,744
Coca-Cola European Partners PLC	847	31,983
Compass Group PLC	6,651	91,508
Croda International PLC	489	31,761
Diageo PLC	8,706	289,364
Direct Line Insurance Group PLC	4,930	16,531
Ferguson PLC	834	68,193
Fiat Chrysler Automobiles NV (A)	3,891	39,370
GlaxoSmithKline PLC	18,662	376,967
Halma PLC	1,341	38,205
Hargreaves Lansdown PLC	1,158	23,352
HSBC Holdings PLC	75,235	349,661
Imperial Brands PLC	3,577	68,094
Informa PLC	5,804	33,557
InterContinental Hotels Group PLC	652	28,783
Intertek Group PLC	588	39,602
ITV PLC	11,292	10,436
J Sainsbury PLC	7,016	18,157
JD Sports Fashion PLC	1,547	11,907
Johnson Matthey PLC	678	17,658
Kingfisher PLC	8,648	23,792
Land Securities Group PLC, REIT	2,386	16,303
Legal & General Group PLC	21,441	58,453
Lloyds Banking Group PLC	255,394	98,521
London Stock Exchange Group PLC	1,182	122,922
M&G PLC	10,313	21,414
Melrose Industries PLC	16,863	23,769
Mondi PLC	1,873	35,034
National Grid PLC	12,828	156,507

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Next PLC	464	$ 28,093
Ocado Group PLC (A)	1,692	42,521
Pearson PLC	3,083	21,947
Persimmon PLC (A)	1,115	31,556
Prudential PLC	9,746	146,853
Reckitt Benckiser Group PLC	2,662	244,900
RELX PLC	7,210	166,881
Rentokil Initial PLC	6,854	43,339
Rio Tinto PLC	4,185	235,517
Rio Tinto, Ltd.	1,349	92,371
Rolls-Royce Holdings PLC	7,177	25,339
Royal Bank of Scotland Group PLC	18,838	28,280
RSA Insurance Group PLC	4,042	20,470
Sage Group PLC	4,077	33,843
Schroders PLC	452	16,497
Segro PLC, REIT	4,043	44,716
Severn Trent PLC	807	24,697
Smith & Nephew PLC	3,319	61,845
Smiths Group PLC	1,348	23,566
Spirax-Sarco Engineering PLC	259	31,886
SSE PLC	3,886	65,802
St. James’s Place PLC	1,862	21,894
Standard Chartered PLC	9,744	52,820
Standard Life Aberdeen PLC	9,429	31,245
Taylor Wimpey PLC	12,930	22,822
Tesco PLC	36,902	103,793
Unilever NV	5,446	290,368
Unilever PLC	4,348	234,536
United Utilities Group PLC	2,614	29,373
Vodafone Group PLC	99,595	158,332
Whitbread PLC (A)	654	17,993
WM Morrison Supermarkets PLC	9,532	22,455
WPP PLC	5,012	39,075

		6,427,439

Total Common Stocks (Cost $51,737,923)		48,714,244

PREFERRED STOCKS - 0.6%
Germany - 0.6%
Bayerische Motoren Werke AG, 5.74% (E)	261	12,679

	Shares	Value

PREFERRED STOCKS (continued)
Germany (continued)
Fuchs Petrolub SE, 2.62% (E)	295	$ 11,857
Henkel AG & Co. KGaA, 2.19% (E)	684	63,813
Porsche Automobil Holding SE, 4.17% (E)	573	33,187
Sartorius AG, 0.11% (E)	135	44,556
Volkswagen AG, 0.00% (E)	684	103,968

Total Preferred Stocks (Cost $293,861)		270,060

RIGHTS - 0.0% (B)
Spain - 0.0% (B)
ACS Actividades de Construccion y Servicios SA, (A) Exercise Price EUR 1.45, Expiration Date 07/10/2020	986	1,538
Repsol SA, (A) Exercise Price EUR 0.44, Expiration Date 07/09/2020	5,435	2,646
Telefonica SA, (A) (F) Exercise Price EUR 0.17, Expiration Date 07/06/2020	17,755	3,493

Total Rights (Cost $8,386)		7,677

OTHER INVESTMENT COMPANY - 0.0% (B)
Securities Lending Collateral - 0.0% (B)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (E)	3,995	3,995

Total Other Investment Company (Cost $3,995)		3,995

Total Investments (Cost $52,044,165)		48,995,976
Net Other Assets (Liabilities) - 2.7%		1,364,625

Net Assets - 100.0%		$ 50,360,601

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Index	14	09/18/2020	$1,239,398	$1,244,880	$ 5,482	$ —

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Pharmaceuticals	9.9%	$4,845,818
Banks	7.6	3,712,229
Insurance	5.0	2,445,594
Food Products	3.9	1,896,458
Chemicals	3.6	1,756,386
Oil, Gas & Consumable Fuels	3.4	1,654,141
Machinery	3.0	1,450,907
Automobiles	2.8	1,390,674
Metals & Mining	2.8	1,367,603
Capital Markets	2.8	1,365,433
Textiles, Apparel & Luxury Goods	2.6	1,292,774
Personal Products	2.3	1,138,779
Electric Utilities	2.3	1,120,857
Health Care Equipment & Supplies	2.3	1,104,813
Semiconductors & Semiconductor Equipment	2.2	1,065,950
Beverages	2.1	1,016,091
Diversified Telecommunication Services	2.0	1,005,320
Electronic Equipment, Instruments & Components	1.9	908,601
Software	1.8	906,662
Real Estate Management & Development	1.8	896,911
Wireless Telecommunication Services	1.8	879,281
IT Services	1.7	809,815
Electrical Equipment	1.6	809,099
Professional Services	1.6	786,645
Food & Staples Retailing	1.6	770,423
Equity Real Estate Investment Trusts	1.4	682,449
Household Durables	1.3	659,216
Hotels, Restaurants & Leisure	1.3	634,159
Trading Companies & Distributors	1.3	626,606
Industrial Conglomerates	1.2	610,571
Biotechnology	1.1	536,566
Tobacco	1.1	525,743
Household Products	1.0	509,761
Multi-Utilities	1.0	499,460
Aerospace & Defense	1.0	487,027
Road & Rail	1.0	480,386
Building Products	1.0	479,858
Construction & Engineering	0.9	447,879
Specialty Retail	0.9	418,007
Auto Components	0.8	413,040
Internet & Direct Marketing Retail	0.8	396,016
Entertainment	0.8	375,828
Diversified Financial Services	0.7	348,086
Health Care Providers & Services	0.6	282,682
Air Freight & Logistics	0.6	278,216
Transportation Infrastructure	0.5	260,372
Construction Materials	0.5	258,773
Gas Utilities	0.5	253,481
Life Sciences Tools & Services	0.5	244,294
Commercial Services & Supplies	0.5	230,629
Multiline Retail	0.5	229,362
Technology Hardware, Storage & Peripherals	0.4	211,950
Media	0.4	210,619
Communications Equipment	0.4	195,596
Paper & Forest Products	0.3	160,138
Interactive Media & Services	0.3	159,347

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments		Value
Leisure Products	0.3%		$130,572
Marine	0.2		81,885
Health Care Technology	0.1		67,970
Water Utilities	0.1		54,070
Independent Power & Renewable Electricity Producers	0.1		49,725
Airlines	0.1		46,416
Containers & Packaging	0.1		29,069
Energy Equipment & Services	0.0	(B)	9,962
Diversified Consumer Services	0.0	(B)	8,046
Consumer Finance	0.0	(B)	6,507
Distributors	0.0	(B)	4,378

Investments	100.0		48,991,981
Short-Term Investments	0.0	(B)	3,995

Total Investments	100.0%		$48,995,976

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$253,714	$48,460,530	$—	$48,714,244
Preferred Stocks	—	270,060	—	270,060
Rights	—	7,677	—	7,677
Other Investment Company	3,995	—	—	3,995

Total Investments	$257,709	$48,738,267	$—	$48,995,976

Other Financial Instruments
Futures Contracts (H)	$5,482	$—	$—	$5,482

Total Other Financial Instruments	$5,482	$—	$—	$5,482

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $747,004, representing 1.5% of the Portfolio’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2020, the value of the security is $23,713, representing less than 0.1% of the Portfolio’s net assets.
(E)	Rates disclosed reflect the yields at June 30, 2020.
(F)	All or a portion of the security is on loan. The value of the security on loan is $3,143, collateralized by cash collateral of $3,995. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(G)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

CURRENCY ABBREVIATION:

EUR	Euro

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $52,044,165) (including securities loaned of $3,143)	$48,995,976
Cash	737,946
Cash collateral pledged at broker for:
Futures contracts	135,520
Foreign currency, at value (cost $210,371)	209,907
Receivables and other assets:
Net income from securities lending	490
Shares of beneficial interest sold	176,134
Dividends	59,571
Tax reclaims	57,894
Due from investment manager	103,710
Prepaid expenses	232

Total assets	50,477,380

Liabilities:
Cash collateral received upon return of:
Securities on loan	3,995
Payables and other liabilities:
Investments purchased	250
Distribution and service fees	9,879
Transfer agent costs	35
Trustees, CCO and deferred compensation fees	179
Audit and tax fees	11,378
Custody fees	83,507
Legal fees	336
Printing and shareholder reports fees	1,571
Other accrued expenses	3,313
Variation margin payable on futures contracts	2,336

Total liabilities	116,779

Net assets	$50,360,601

Net assets consist of:
Capital stock ($0.01 par value)	$49,692
Additional paid-in capital	52,711,782
Total distributable earnings (accumulated losses)	(2,400,873)

Net assets	$50,360,601

Net assets by class:
Initial Class	$4,939,398
Service Class	45,421,203

Shares outstanding:
Initial Class	485,363
Service Class	4,483,836

Net asset value and offering price per share:
Initial Class	$10.18
Service Class	10.13

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$754,003
Interest income	172
Net income from securities lending	2,426
Withholding taxes on foreign income	(73,228)

Total investment income	683,373

Expenses:
Investment management fees	24,701
Distribution and service fees:
Service Class	50,791
Transfer agency costs
Initial Class	29
Service Class	275
Trustees, CCO and deferred compensation fees	693
Audit and tax fees	11,519
Custody fees	161,704
Legal fees	1,571
Printing and shareholder reports fees	841
Other	7,619

Total expenses before waiver and/or reimbursement and recapture	259,743

Expenses waived and/or reimbursed:
Initial Class	(16,313)
Service Class	(152,208)
Recapture of previously waived and/or reimbursed fees:
Initial Class	271

Net expenses	91,493

Net investment income (loss)	591,880

Net realized gain (loss) on:
Investments	(432,696)
Futures contracts	(224,261)
Foreign currency transactions	(6,509)

Net realized gain (loss)	(663,466)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,866,369)
Futures contracts	5,946
Translation of assets and liabilities denominated in foreign currencies	2,872

Net change in unrealized appreciation (depreciation)	(4,857,551)

Net realized and change in unrealized gain (loss)	(5,521,017)

Net increase (decrease) in net assets resulting from operations	$(4,929,137)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$591,880	$830,364
Net realized gain (loss)	(663,466)	29,851
Net change in unrealized appreciation (depreciation)	(4,857,551)	4,878,152

Net increase (decrease) in net assets resulting from operations	(4,929,137)	5,738,367

Dividends and/or distributions to shareholders:
Initial Class	—	(43,707)
Service Class	—	(378,621)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(422,328)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,873,008	2,642,273
Service Class	8,978,498	22,956,228

	10,851,506	25,598,501

Dividends and/or distributions reinvested:
Initial Class	—	43,707
Service Class	—	378,621

	—	422,328

Cost of shares redeemed:
Initial Class	(448,185)	(406,917)
Service Class	(1,312,782)	(4,494,069)

	(1,760,967)	(4,900,986)

Net increase (decrease) in net assets resulting from capital share transactions	9,090,539	21,119,843

Net increase (decrease) in net assets	4,161,402	26,435,882

Net assets:
Beginning of period/year	46,199,199	19,763,317

End of period/year	$50,360,601	$46,199,199

Capital share transactions - shares:
Shares issued:
Initial Class	188,348	250,175
Service Class	910,068	2,155,801

	1,098,416	2,405,976

Shares reinvested:
Initial Class	—	4,281
Service Class	—	37,156

	—	41,437

Shares redeemed:
Initial Class	(48,274)	(38,280)
Service Class	(144,693)	(423,681)

	(192,967)	(461,961)

Net increase (decrease) in shares outstanding:
Initial Class	140,074	216,176
Service Class	765,375	1,769,276

	905,449	1,985,452

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and year indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$11.40		$9.53	$11.61

Investment operations:
Net investment income (loss) (B)	0.14		0.30	0.19
Net realized and unrealized gain (loss)	(1.36)		1.72	(2.21)

Total investment operations	(1.22)		2.02	(2.02)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.15)	(0.04)
Net realized gains	—		—	(0.02)

Total dividends and/or distributions to shareholders	—		(0.15)	(0.06)

Net asset value, end of period/year	$10.18		$11.40	$9.53

Total return	(10.70	)%(C)	21.32%	(17.43	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,939		$3,937	$1,230
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93	%(D)	0.59%	1.95	%(D)
Including waiver and/or reimbursement and recapture	0.18	%(D)	0.18%	0.18	%(D)
Net investment income (loss) to average net assets	2.93	%(D)	2.85%	1.94	%(D)
Portfolio turnover rate	1	%(C)	5%	2%

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the periods and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$11.37		$9.51	$11.15	$10.00

Investment operations:
Net investment income (loss) (B)	0.13		0.28	0.26	0.11
Net realized and unrealized gain (loss)	(1.37)		1.71	(1.84)	1.04

Total investment operations	(1.24)		1.99	(1.58)	1.15

Dividends and/or distributions to shareholders:
Net investment income	—		(0.13)	(0.04)	—
Net realized gains	—		—	(0.02)	—

Total dividends and/or distributions to shareholders	—		(0.13)	(0.06)	—

Net asset value, end of period/year	$10.13		$11.37	$9.51	$11.15

Total return	(10.91	)%(C)	21.10%	(14.23)%	11.50	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$45,422		$42,262	$18,533	$8,452
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18	%(D)	0.84%	2.20%	5.33	%(D)
Including waiver and/or reimbursement and recapture	0.43	%(D)	0.43%	0.43%	0.43	%(D)
Net investment income (loss) to average net assets	2.60	%(D)	2.62%	2.45%	1.49	%(D)
Portfolio turnover rate	1	%(C)	5%	2%	6	%(C)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MSCI EAFE Index VP (formerly Transamerica International Equity Index VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the its value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward,

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Rights	$3,995	$—	$—	$—	$3,995
Total Borrowings	$3,995	$—	$—	$—	$3,995

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$5,482	$—	$—	$5,482
Total	$—	$—	$5,482	$—	$—	$5,482

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(224,261)	$—	$—	$(224,261)
Total	$—	$—	$(224,261)	$—	$—	$(224,261)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$5,946	$—	$—	$5,946
Total	$—	$—	$5,946	$—	$—	$5,946

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – long	$634,477

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

Index tracking: While the Portfolio seeks to track the performance of its stated index (i.e. achieve a high degree of correlation with the index), the Portfolio’s return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The sub-adviser may attempt to replicate the index return by investing in fewer than all of the securities of the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of its stated index.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS (continued)

measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.11% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.18%	May 1, 2021
Service Class	0.43	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the years ended December 31, 2017, December 31, 2018, December 31, 2019 and the period ended June 30, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2017 (A)	2018 (B)	2019	2020	Total
Initial Class	$—	$1,398	$16,094	$16,313	$33,805
Service Class	76,548	284,294	176,695	152,208	689,745

(A)	Service Class commenced operations on May 1, 2017.
(B)	Initial Class commenced operations on January 12, 2018.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 8,822,825	$ —	$ 652,924	$ —

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 52,044,165	$ 4,103,539	$ (7,146,246)	$ (3,042,707)

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

(formerly, Transamerica International Equity Index VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica MSCI EAFE Index VP (formerly, Transamerica International Equity Index VP) (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and SSGA Funds Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

(formerly, Transamerica International Equity Index VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

benchmark, in each case for the period ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Trustees noted that the objective of the Portfolio, as an index fund, is to track, and not necessarily exceed, its benchmark index, and that unlike the Portfolio, the index is not subject to any expenses or transaction costs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant period in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its benchmark for the past 1-year period.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica MSCI EAFE Index VP

(formerly, Transamerica International Equity Index VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees noted that the Portfolio’s management fee schedule does not contain breakpoints and determined that, based on all of the information provided, breakpoints were not warranted at this time. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$1,015.40	$3.26	$1,021.60	$3.27	0.65%
Service Class	1,000.00	1,013.80	4.51	1,020.40	4.52	0.90

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	59.3%
Corporate Debt Securities	13.9
U.S. Government Obligations	9.9
U.S. Government Agency Obligations	8.1
Commercial Paper	6.0
Mortgage-Backed Securities	3.7
Asset-Backed Securities	2.9
Other Investment Company	1.5
Repurchase Agreement	1.2
Short-Term U.S. Government Obligations	1.0
Foreign Government Obligations	0.5
Municipal Government Obligations	0.2
Preferred Stocks	0.0 *
Right	0.0 *
Net Other Assets (Liabilities) ^	(8.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 59.3%
Aerospace & Defense - 0.8%
General Dynamics Corp.	21,260	$ 3,177,520
Northrop Grumman Corp.	14,340	4,408,689
Raytheon Technologies Corp.	89,940	5,542,103

		13,128,312

Airlines - 0.2%
Delta Air Lines, Inc.	38,130	1,069,547
Southwest Airlines Co.	49,600	1,695,328

		2,764,875

Auto Components - 0.1%
Magna International, Inc.	36,210	1,612,431

Automobiles - 0.1%
General Motors Co.	70,230	1,776,819

Banks - 1.9%
Bank of America Corp.	235,410	5,590,987
Citigroup, Inc.	235,427	12,030,320
Citizens Financial Group, Inc.	87,910	2,218,848
KeyCorp	297,792	3,627,107
Regions Financial Corp.	229,300	2,549,816
Truist Financial Corp.	19,900	747,245
Wells Fargo & Co.	232,380	5,948,928

		32,713,251

Beverages - 0.7%
Coca-Cola Co.	157,310	7,028,611
Constellation Brands, Inc., Class A	29,740	5,203,013

		12,231,624

Biotechnology - 1.7%
AbbVie, Inc.	133,931	13,149,345
Alexion Pharmaceuticals, Inc. (A)	29,440	3,304,346
Amgen, Inc.	7,920	1,868,011
Biogen, Inc. (A)	11,000	2,943,050
Gilead Sciences, Inc.	5,200	400,088
Regeneron Pharmaceuticals, Inc. (A)	7,740	4,827,051
Vertex Pharmaceuticals, Inc. (A)	13,890	4,032,406

		30,524,297

Building Products - 0.5%
Carrier Global Corp.	102,540	2,278,439
Masco Corp.	68,980	3,463,486
Trane Technologies PLC	30,990	2,757,490

		8,499,415

Capital Markets - 1.8%
BlackRock, Inc.	8,300	4,515,947
Charles Schwab Corp.	56,530	1,907,322
CME Group, Inc.	15,140	2,460,856
Goldman Sachs Group, Inc.	13,400	2,648,108
MarketAxess Holdings, Inc.	2,800	1,402,576
Morgan Stanley	139,490	6,737,367
MSCI, Inc.	4,400	1,468,808
S&P Global, Inc.	20,500	6,754,340
State Street Corp.	43,500	2,764,425
T. Rowe Price Group, Inc.	7,800	963,300

		31,623,049

Chemicals - 1.0%
Air Products & Chemicals, Inc.	8,700	2,100,702
Celanese Corp.	27,620	2,384,711
Dow, Inc. (A)	53,360	2,174,954

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
DuPont de Nemours, Inc.	31,516	$ 1,674,445
Eastman Chemical Co.	59,360	4,133,830
Linde PLC	15,050	3,192,255
LyondellBasell Industries NV, Class A	20,200	1,327,544

		16,988,441

Commercial Services & Supplies - 0.1%
Cintas Corp.	4,220	1,124,039

Communications Equipment - 0.2%
Cisco Systems, Inc.	74,390	3,469,549
Motorola Solutions, Inc.	4,090	573,132

		4,042,681

Consumer Finance - 0.3%
American Express Co.	39,210	3,732,792
Capital One Financial Corp.	36,710	2,297,679

		6,030,471

Containers & Packaging - 0.3%
Avery Dennison Corp.	19,800	2,258,982
Crown Holdings, Inc. (A)	28,880	1,880,954
Packaging Corp. of America	8,000	798,400
WestRock Co.	35,250	996,165

		5,934,501

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	15,740	224,767

Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc., Class B (A)	87,460	15,612,485
Voya Financial, Inc.	4,600	214,590

		15,827,075

Diversified Telecommunication Services - 0.7%
Verizon Communications, Inc.	221,600	12,216,808

Electric Utilities - 1.4%
Duke Energy Corp.	28,400	2,268,876
Entergy Corp.	59,400	5,572,314
FirstEnergy Corp.	66,000	2,559,480
NextEra Energy, Inc.	43,960	10,557,873
Southern Co.	34,500	1,788,825
Xcel Energy, Inc.	29,330	1,833,125

		24,580,493

Electrical Equipment - 0.5%
Eaton Corp. PLC	78,980	6,909,170
Emerson Electric Co.	42,200	2,617,666

		9,526,836

Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity, Ltd.	13,800	1,125,390

Entertainment - 0.7%
Electronic Arts, Inc. (A)	6,960	919,068
Netflix, Inc. (A)	26,700	12,149,568

		13,068,636

Equity Real Estate Investment Trusts - 1.1%
Equinix, Inc.	8,010	5,625,423
Equity Lifestyle Properties, Inc.	16,600	1,037,168
Equity Residential	44,060	2,591,609
Mid-America Apartment Communities, Inc.	17,700	2,029,659
Prologis, Inc.	59,580	5,560,602
Realty Income Corp.	8,500	505,750

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Sun Communities, Inc.	5,500	$ 746,240
UDR, Inc.	11,800	441,084
Ventas, Inc.	31,170	1,141,445

		19,678,980

Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	25,300	7,671,213
Kroger Co.	46,300	1,567,255

		9,238,468

Food Products - 0.4%
Conagra Brands, Inc.	19,500	685,815
Mondelez International, Inc., Class A	127,340	6,510,894

		7,196,709

Health Care Equipment & Supplies - 1.8%
ABIOMED, Inc. (A)	1,900	458,964
Baxter International, Inc.	62,700	5,398,470
Becton Dickinson & Co.	2,500	598,175
Boston Scientific Corp. (A)	85,210	2,991,723
DexCom, Inc. (A)	2,800	1,135,120
Edwards Lifesciences Corp. (A)	17,600	1,216,336
Intuitive Surgical, Inc. (A)	3,210	1,829,154
Medtronic PLC	116,120	10,648,204
Zimmer Biomet Holdings, Inc.	52,490	6,265,207

		30,541,353

Health Care Providers & Services - 1.8%
Anthem, Inc.	14,210	3,736,946
Cigna Corp.	30,990	5,815,273
DaVita, Inc. (A)	15,100	1,195,014
McKesson Corp.	39,530	6,064,693
UnitedHealth Group, Inc.	47,690	14,066,165

		30,878,091

Hotels, Restaurants & Leisure - 0.3%
Hilton Worldwide Holdings, Inc.	30,610	2,248,304
Yum! Brands, Inc.	34,780	3,022,730

		5,271,034

Household Durables - 0.2%
Lennar Corp., Class A	59,950	3,694,119

Household Products - 1.2%
Kimberly-Clark Corp.	34,300	4,848,305
Procter & Gamble Co.	131,050	15,669,649

		20,517,954

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	76,280	11,029,325

Insurance - 1.2%
Allstate Corp.	61,480	5,962,945
American International Group, Inc.	34,900	1,088,182
Aon PLC, Class A	17,300	3,331,980
Arch Capital Group, Ltd. (A)	17,400	498,510
Everest Re Group, Ltd.	1,800	371,160
Hartford Financial Services Group, Inc.	31,650	1,220,108
Marsh & McLennan Cos., Inc.	20,500	2,201,085
MetLife, Inc.	12,800	467,456
Progressive Corp.	64,900	5,199,139

		20,340,565

	Shares	Value
COMMON STOCKS (continued)
Interactive Media & Services - 3.3%
Alphabet, Inc., Class A (A)	13,520	$ 19,172,036
Alphabet, Inc., Class C (A)	12,060	17,048,137
Facebook, Inc., Class A (A)	96,550	21,923,608

		58,143,781

Internet & Direct Marketing Retail - 3.3%
Amazon.com, Inc. (A)	18,920	52,196,875
Booking Holdings, Inc. (A)	2,830	4,506,322

		56,703,197

IT Services - 3.9%
Accenture PLC, Class A	35,500	7,622,560
Automatic Data Processing, Inc.	37,070	5,519,352
FleetCor Technologies, Inc. (A)	3,400	855,202
International Business Machines Corp.	53,100	6,412,887
Leidos Holdings, Inc.	38,200	3,578,194
Mastercard, Inc., Class A	65,160	19,267,812
PayPal Holdings, Inc. (A)	84,758	14,767,387
Visa, Inc., Class A	49,900	9,639,183

		67,662,577

Life Sciences Tools & Services - 0.8%
Illumina, Inc. (A)	5,710	2,114,698
Thermo Fisher Scientific, Inc.	33,240	12,044,182

		14,158,880

Machinery - 1.0%
Cummins, Inc.	28,590	4,953,503
Deere & Co.	17,400	2,734,410
Parker-Hannifin Corp.	26,600	4,874,982
Snap-on, Inc.	9,460	1,310,305
Stanley Black & Decker, Inc.	29,490	4,110,316

		17,983,516

Media - 1.4%
Altice USA, Inc., Class A (A)	42,160	950,286
Charter Communications, Inc., Class A (A)	21,130	10,777,145
Comcast Corp., Class A	232,610	9,067,138
Discovery, Inc., Class A (A) (C)	86,720	1,829,792
Discovery, Inc., Class C (A)	94,588	1,821,765

		24,446,126

Metals & Mining - 0.1%
Newmont Corp.	31,800	1,963,332

Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	45,600	851,352
CMS Energy Corp.	44,400	2,593,848
DTE Energy Co.	15,800	1,698,500
Sempra Energy	11,100	1,301,253

		6,444,953

Multiline Retail - 0.4%
Dollar Tree, Inc. (A)	23,200	2,150,176
Target Corp.	45,900	5,504,787

		7,654,963

Oil, Gas & Consumable Fuels - 1.7%
Cabot Oil & Gas Corp.	19,200	329,856
Cheniere Energy, Inc. (A)	24,300	1,174,176
Chevron Corp.	103,860	9,267,428
Diamondback Energy, Inc.	34,360	1,436,935
EOG Resources, Inc.	93,560	4,739,750
Exxon Mobil Corp.	47,220	2,111,678

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	32,360	$ 1,209,617
ONEOK, Inc.	45,420	1,508,852
Phillips 66	40,700	2,926,330
Pioneer Natural Resources Co.	43,550	4,254,835
Williams Cos., Inc.	48,500	922,470

		29,881,927

Pharmaceuticals - 2.6%
Bristol-Myers Squibb Co.	178,780	10,512,264
Eli Lilly & Co.	60,821	9,985,592
Johnson & Johnson	69,430	9,763,941
Merck & Co., Inc.	160,930	12,444,717
Pfizer, Inc.	60,830	1,989,141

		44,695,655

Professional Services - 0.1%
Verisk Analytics, Inc.	6,600	1,123,320

Road & Rail - 0.8%
CSX Corp.	56,500	3,940,310
Kansas City Southern	5,500	821,095
Lyft, Inc., Class A (A) (C)	18,400	607,384
Norfolk Southern Corp.	44,270	7,772,484
Union Pacific Corp.	7,930	1,340,725

		14,481,998

Semiconductors & Semiconductor Equipment - 3.1%
Advanced Micro Devices, Inc. (A)	44,400	2,335,884
Analog Devices, Inc.	65,920	8,084,429
Applied Materials, Inc.	27,700	1,674,465
Intel Corp.	39,360	2,354,909
Lam Research Corp.	17,700	5,725,242
Microchip Technology, Inc.	21,400	2,253,634
Micron Technology, Inc. (A)	58,700	3,024,224
NVIDIA Corp.	20,440	7,765,360
NXP Semiconductors NV	39,800	4,538,792
Qorvo, Inc. (A)	23,900	2,641,667
QUALCOMM, Inc.	24,900	2,271,129
Texas Instruments, Inc.	82,780	10,510,577

		53,180,312

Software - 5.5%
Fortinet, Inc. (A)	5,800	796,166
Intuit, Inc.	28,590	8,468,072
Microsoft Corp.	359,060	73,072,301
salesforce.com, Inc. (A)	59,490	11,144,262
Workday, Inc., Class A (A)	8,900	1,667,504

		95,148,305

Specialty Retail - 2.2%
AutoZone, Inc. (A)	4,420	4,986,290
Best Buy Co., Inc.	66,230	5,779,892
Home Depot, Inc.	45,230	11,330,567
Lowe’s Cos., Inc.	67,360	9,101,683
Ross Stores, Inc.	31,540	2,688,470
TJX Cos., Inc.	85,530	4,324,397

		38,211,299

Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.	182,300	66,503,040
HP, Inc.	134,560	2,345,381

		68,848,421

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 0.4%
Carter’s, Inc.	6,200	$ 500,340
NIKE, Inc., Class B	61,300	6,010,465
Ralph Lauren Corp.	14,100	1,022,532

		7,533,337

Tobacco - 0.8%
Altria Group, Inc.	153,890	6,040,182
Philip Morris International, Inc.	109,980	7,705,199

		13,745,381

Wireless Telecommunication Services - 0.4%
T-Mobile US, Inc. (A)	61,250	6,379,188

Total Common Stocks (Cost $841,227,823)		1,032,341,277

PREFERRED STOCKS - 0.0% (B)
Banks - 0.0% (B)
Citigroup Capital XIII, 3-Month LIBOR + 6.37%, 7.13% (D)	14,621	387,456

Electric Utilities - 0.0% (B)
SCE Trust III, Series H, Fixed until 03/15/2024, 5.75% (D)	1,280	27,725

Total Preferred Stocks (Cost $434,660)		415,181

RIGHT - 0.0% (B)
Wireless Telecommunication Services - 0.0% (B)
T-Mobile US, Inc., (A) Exercise Price $0.19, Expiration Date 07/27/2020	55,750	9,366

Total Right (Cost $20,628)		9,366

	Principal	Value
ASSET-BACKED SECURITIES - 2.9%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 511,803	560,747
BlueMountain CLO, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.93%, 2.07% (D), 07/18/2027 (E)	929,952	916,242
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	437,396	434,463
CIFC Funding, Ltd.
Series 2013-2A, Class A1LR,
3-Month LIBOR + 1.21%, 2.35% (D), 10/18/2030 (E)	3,380,000	3,329,273
Series 2017-3A, Class A1,
3-Month LIBOR + 1.22%, 2.36% (D), 07/20/2030 (E)	2,500,000	2,455,245
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (E)	180,112	177,735

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
ICG CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.22%, 2.36% (D), 01/20/2030 (E)	$ 1,097,486	$ 1,066,005
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	924,865	960,144
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	1,411,797	1,480,538
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (E)	740,402	749,376
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 2.56% (D), 04/15/2029 (E)	1,386,205	1,371,123
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	245,437	248,273
MVW Owner Trust
Series 2014-1A, Class A,
2.25%, 09/22/2031 (E)	111,120	110,275
Series 2019-1A, Class A,
2.89%, 11/20/2036 (E)	535,939	545,159
New Residential Advanced Receivables Trust
Series 2019-T2, Class AT2,
2.52%, 08/15/2053 (E)	1,825,000	1,767,372
Series 2019-T3, Class AT3,
2.51%, 09/15/2052 (E)	2,600,000	2,543,983
Series 2019-T4, Class AT4,
2.33%, 10/15/2051 (E)	140,000	138,197
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 2.33% (D), 01/20/2031 (E)	1,400,000	1,365,969
Ocwen Master Advance Receivables Trust
Series 2019-T1, Class AT1,
2.51%, 08/15/2050 (E)	1,652,000	1,650,019
Series 2019-T2, Class AT2,
2.42%, 08/15/2051 (E)	3,450,000	3,438,537
Orange Lake Timeshare Trust
Series 2015-AA, Class A,
2.88%, 09/08/2027 (E)	144,743	143,965
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	918,411	905,552
Series 2018-A, Class A,
3.10%, 11/08/2030 (E)	165,807	166,912
Series 2018-A, Class B,
3.35%, 11/08/2030 (E)	135,659	128,344
Series 2019-A, Class A,
3.06%, 04/09/2038 (E)	405,862	410,729
Palmer Square CLO, Ltd. Series 2015-2A, Class A1R2, 3-Month LIBOR + 1.10%, 2.24% (D), 07/20/2030 (E)	1,900,000	1,861,607

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Conduit Receivables Funding LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (E)	$ 188,272	$ 186,998
Sierra Timeshare Receivables Funding LLC
Series 2015-3A, Class A,
2.58%, 09/20/2032 (E)	24,301	24,247
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	176,077	176,022
Series 2019-1A, Class A,
3.20%, 01/20/2036 (E)	496,655	506,300
SolarCity LMC LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	490,114	485,021
SPS Servicer Advanced Receivables Trust Series 2019-T2, Class AT2, 2.32%, 10/15/2052 (E)	1,810,000	1,789,675
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	484,283	487,935
Series 2015-4, Class A1B,
2.75% (D), 04/25/2055 (E)	709,487	714,996
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	326,159	328,345
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	277,265	281,961
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	442,940	448,196
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	1,044,233	1,068,238
Series 2016-3, Class A1,
2.25% (D), 04/25/2056 (E)	445,840	448,378
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	666,873	672,873
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	2,105,757	2,154,632
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	749,183	762,353
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	570,696	584,313
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	638,600	661,493
Series 2018-1, Class A1,
3.00% (D), 01/25/2058 (E)	1,321,235	1,368,639
Series 2018-4, Class A1,
3.00% (D), 06/25/2058 (E)	1,594,549	1,682,447
Series 2019-1, Class A1,
3.75% (D), 03/25/2058 (E)	1,497,888	1,612,359
VB-S1 Issuer LLC Series 2018-1A, Class C, 3.41%, 02/15/2048 (E)	3,055,000	3,121,339
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	233,839	231,259
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	810,413	800,068

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Wellfleet CLO, Ltd. Series 2016-2A, Class A1R, 3-Month LIBOR + 1.14%, 2.28% (D), 10/20/2028 (E)	$ 1,121,893	$ 1,104,754

Total Asset-Backed Securities (Cost $50,516,058)		50,628,625

CORPORATE DEBT SECURITIES - 13.9%
Aerospace & Defense - 0.3%
BAE Systems PLC 3.40%, 04/15/2030 (E)	603,000	656,768
Boeing Co.
3.50%, 03/01/2039	2,022,000	1,800,911
5.15%, 05/01/2030	1,243,000	1,385,982
Huntington Ingalls Industries, Inc. 3.84%, 05/01/2025 (E)	529,000	574,401
L3 Harris Technologies, Inc. 2.90%, 12/15/2029	710,000	764,575

		5,182,637

Airlines - 0.4%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	696,409	655,913
3.70%, 04/01/2028	626,505	531,581
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	1,898,234	1,860,951
JetBlue Pass-Through Trust 2.75%, 11/15/2033	1,254,515	1,189,289
United Airlines Pass-Through Trust 3.75%, 03/03/2028	1,159,749	1,057,942
US Airways Pass-Through Trust 5.38%, 05/15/2023	1,026,385	833,751

		6,129,427

Auto Components - 0.0% (B)
BorgWarner, Inc. 3.38%, 03/15/2025 (C)	717,000	757,478

Automobiles - 0.1%
General Motors Co.
4.88%, 10/02/2023	303,000	323,125
6.25%, 10/02/2043	820,000	871,392

		1,194,517

Banks - 2.1%
Banco Santander SA 2.75%, 05/28/2025	1,600,000	1,658,104
Bank of America Corp.
Fixed until 06/19/2040, 2.68% (D), 06/19/2041, MTN	1,063,000	1,091,694
Fixed until 01/23/2025, 3.37% (D), 01/23/2026	3,307,000	3,611,883
Fixed until 12/20/2027, 3.42% (D), 12/20/2028	1,774,000	1,975,974
Barclays Bank PLC 10.18%, 06/12/2021 (E)	1,134,000	1,226,302
Barclays PLC 5.20%, 05/12/2026	643,000	715,273
BNP Paribas SA Fixed until 06/09/2025, 2.22% (D), 06/09/2026 (E)	597,000	611,338

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
CIT Group, Inc. 4.13%, 03/09/2021	$ 125,000	$ 125,000
Citigroup, Inc. Fixed until 10/27/2027, 3.52% (D), 10/27/2028	3,305,000	3,642,272
Commerzbank AG 8.13%, 09/19/2023 (E)	1,750,000	1,973,058
Credit Agricole SA 3.25%, 01/14/2030 (E)	2,214,000	2,375,557
Credit Suisse AG 2.80%, 04/08/2022	499,000	517,698
Danske Bank A/S Fixed until 12/20/2024, 3.24% (D), 12/20/2025 (E)	1,410,000	1,465,876
Discover Bank 3.45%, 07/27/2026	1,798,000	1,943,850
ING Groep NV Fixed until 07/01/2025, 1.40% (D), 07/01/2026 (E) (F)	976,000	978,278
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	615,000	630,167
JPMorgan Chase & Co.
Fixed until 05/13/2030, 2.96% (D), 05/13/2031	1,629,000	1,727,691
Fixed until 04/22/2040, 3.11% (D), 04/22/2041	1,562,000	1,687,099
4.13%, 12/15/2026	1,415,000	1,646,874
Lloyds Banking Group PLC
Fixed until 11/07/2022, 2.91% (D), 11/07/2023	556,000	578,607
Fixed until 07/09/2024, 3.87% (D), 07/09/2025	930,000	1,009,896
Macquarie Bank, Ltd. 3.62%, 06/03/2030 (E)	1,056,000	1,107,231
National Australia Bank, Ltd. Fixed until 08/02/2029, 3.93% (D), 08/02/2034 (E)	539,000	587,434
Truist Financial Corp. 1.95%, 06/05/2030, MTN	970,000	986,131
Wells Fargo & Co.
4.10%, 06/03/2026, MTN	2,390,000	2,695,240
Fixed until 06/15/2024 (G), 5.90% (C) (D)	585,000	577,732

		37,146,259

Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc.
3.50%, 06/01/2030 (C)	954,000	1,072,708
4.15%, 01/23/2025	562,000	637,731
4.44%, 10/06/2048	846,000	976,000
4.75%, 01/23/2029	1,161,000	1,402,829
Constellation Brands, Inc.
3.15%, 08/01/2029	581,000	622,993
3.70%, 12/06/2026	276,000	309,613
Keurig Dr. Pepper, Inc. 3.20%, 05/01/2030	1,535,000	1,707,654
Pernod Ricard SA
4.45%, 01/15/2022 (E)	711,000	750,763
5.75%, 04/07/2021 (E)	794,000	824,775

		8,305,066

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology - 0.2%
AbbVie, Inc.
3.20%, 05/14/2026	$ 666,000	$ 732,227
4.05%, 11/21/2039 (E)	590,000	689,981
Amgen, Inc. 2.20%, 02/21/2027	936,000	987,075
Biogen, Inc. 2.25%, 05/01/2030	607,000	611,954
Gilead Sciences, Inc. 4.15%, 03/01/2047	285,000	362,498

		3,383,735

Building Products - 0.1%
Carrier Global Corp. 2.72%, 02/15/2030 (E)	1,089,000	1,093,729

Capital Markets - 0.7%
Credit Suisse Group Funding Guernsey, Ltd.
3.75%, 03/26/2025	1,088,000	1,199,349
3.80%, 06/09/2023	1,515,000	1,631,204
Goldman Sachs Group, Inc. 6.75%, 10/01/2037	1,231,000	1,792,167
Lazard Group LLC 4.50%, 09/19/2028	1,357,000	1,530,579
Morgan Stanley
Fixed until 01/22/2030, 2.70% (D), 01/22/2031, MTN	1,206,000	1,277,499
3.70%, 10/23/2024, MTN	2,120,000	2,350,841
5.00%, 11/24/2025	847,000	989,224
UBS AG 7.63%, 08/17/2022	1,565,000	1,745,136

		12,515,999

Chemicals - 0.1%
Syngenta Finance NV 3.93%, 04/23/2021 (E)	1,082,000	1,092,533

Commercial Services & Supplies - 0.2%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (E)	595,000	595,857
ERAC USA Finance LLC
2.70%, 11/01/2023 (E)	565,000	571,215
3.30%, 12/01/2026 (E)	628,000	637,725
3.85%, 11/15/2024 (E)	661,000	696,008
Hutchison Whampoa International 11, Ltd. 4.63%, 01/13/2022 (E)	600,000	628,597
Waste Connections, Inc. 2.60%, 02/01/2030	852,000	898,993

		4,028,395

Communications Equipment - 0.1%
Nokia OYJ 3.38%, 06/12/2022	1,142,000	1,164,794

Construction & Engineering - 0.5%
SBA Tower Trust
2.84%, 01/15/2025 (E)	3,421,000	3,527,156
2.88%, 07/15/2046 (E)	1,357,000	1,359,237
3.17%, 04/09/2047 (E)	1,369,000	1,382,717
3.45%, 03/15/2048 (E)	1,525,000	1,586,304

		7,855,414

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction Materials - 0.2%
CRH America Finance, Inc. 4.50%, 04/04/2048 (E)	$ 900,000	$ 983,443
LafargeHolcim Finance LLC 4.75%, 09/22/2046 (E)	1,290,000	1,426,937
Martin Marietta Materials, Inc.
3.50%, 12/15/2027	689,000	758,773
4.25%, 12/15/2047	634,000	696,658

		3,865,811

Consumer Finance - 0.2%
Ally Financial, Inc. 3.88%, 05/21/2024	805,000	832,349
American Express Co. 4.05%, 12/03/2042	275,000	332,684
BMW US Capital LLC 2.80%, 04/11/2026 (E)	1,630,000	1,725,984

		2,891,017

Containers & Packaging - 0.0% (B)
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023 (E)	650,000	654,934

Diversified Consumer Services - 0.0% (B)
President & Fellows of Harvard College 3.62%, 10/01/2037	87,000	106,598

Diversified Financial Services - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.50%, 09/15/2023 (F)	1,074,000	1,074,126
6.50%, 07/15/2025	256,000	268,417
Element Fleet Management Corp. 3.85%, 06/15/2025 (E)	831,000	852,994

		2,195,537

Diversified Telecommunication Services - 0.5%
AT&T, Inc. 3.40%, 05/15/2025	1,887,000	2,073,736
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	1,155,000	1,189,650
Level 3 Financing, Inc. 3.40%, 03/01/2027 (E)	887,000	937,967
Sprint Capital Corp. 6.88%, 11/15/2028	175,000	213,063
Verizon Communications, Inc.
3.50%, 11/01/2024	1,863,000	2,062,061
5.50%, 03/16/2047	1,816,000	2,689,741

		9,166,218

Electric Utilities - 0.7%
American Electric Power Co., Inc. 2.95%, 12/15/2022	918,000	964,645
Appalachian Power Co. 3.40%, 06/01/2025	505,000	555,526
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	104,000	134,504
DTE Electric Co. 4.30%, 07/01/2044	1,395,000	1,737,184
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	3,049,000	3,423,333

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Duke Energy Progress LLC 3.60%, 09/15/2047	$ 964,000	$ 1,110,587
Entergy Arkansas LLC 3.70%, 06/01/2024	245,000	269,996
Oncor Electric Delivery Co. LLC
4.10%, 06/01/2022	1,388,000	1,465,959
5.30%, 06/01/2042	69,000	95,901
Pacific Gas & Electric Co. 2.50%, 02/01/2031 (C)	1,026,000	1,003,767
PacifiCorp.
3.60%, 04/01/2024	888,000	971,693
5.75%, 04/01/2037	138,000	189,344
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN	515,000	562,815

		12,485,254

Electronic Equipment, Instruments & Components - 0.2%
Amphenol Corp. 2.80%, 02/15/2030	921,000	979,286
Arrow Electronics, Inc.
3.25%, 09/08/2024	331,000	350,876
3.88%, 01/12/2028	429,000	449,577
Keysight Technologies, Inc. 4.60%, 04/06/2027	1,269,000	1,493,608

		3,273,347

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (E)	1,439,000	1,552,988
Schlumberger Investment SA 3.65%, 12/01/2023	121,000	129,901

		1,682,889

Equity Real Estate Investment Trusts - 0.6%
American Tower Trust #1 3.65%, 03/15/2048 (E)	775,000	836,705
CyrusOne, LP / CyrusOne Finance Corp. 2.90%, 11/15/2024	858,000	900,242
Equinix, Inc. 5.38%, 05/15/2027	1,236,000	1,348,476
Healthcare Trust of America Holdings, LP 3.10%, 02/15/2030	769,000	775,867
Healthpeak Properties, Inc. 3.50%, 07/15/2029	656,000	714,446
Highwoods Realty, LP 3.05%, 02/15/2030	1,657,000	1,649,462
Life Storage, LP 4.00%, 06/15/2029	672,000	744,133
Prologis, LP 2.13%, 04/15/2027	442,000	464,929
Realty Income Corp. 3.25%, 01/15/2031	460,000	497,677
Service Properties Trust 5.00%, 08/15/2022	1,148,000	1,127,361
Weyerhaeuser Co. 4.00%, 04/15/2030 (C)	1,025,000	1,159,982

		10,219,280

Food & Staples Retailing - 0.2%
Sysco Corp. 3.30%, 07/15/2026	939,000	1,005,636

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food & Staples Retailing (continued)
Walmart, Inc. 3.63%, 12/15/2047	$ 1,414,000	$ 1,740,511

		2,746,147

Food Products - 0.1%
Campbell Soup Co. 2.38%, 04/24/2030	1,343,000	1,391,026

Health Care Equipment & Supplies - 0.3%
Abbott Laboratories 1.40%, 06/30/2030	519,000	516,434
Alcon Finance Corp. 2.75%, 09/23/2026 (E)	944,000	1,015,531
Boston Scientific Corp. 4.70%, 03/01/2049	1,102,000	1,405,908
DENTSPLY SIRONA, Inc. 3.25%, 06/01/2030	1,009,000	1,060,779
Stryker Corp. 1.95%, 06/15/2030 (C)	978,000	984,525

		4,983,177

Health Care Providers & Services - 0.5%
Anthem, Inc. 2.25%, 05/15/2030	886,000	908,936
Centene Corp. 3.38%, 02/15/2030	850,000	858,254
Cigna Corp. 2.40%, 03/15/2030	893,000	926,590
CVS Health Corp. 3.75%, 04/01/2030	1,277,000	1,471,240
HCA, Inc.
4.13%, 06/15/2029	410,000	452,266
5.25%, 04/15/2025	273,000	313,093
Health Care Service Corp. 2.20%, 06/01/2030 (E)	567,000	567,656
Quest Diagnostics, Inc. 4.20%, 06/30/2029	1,500,000	1,747,458
UnitedHealth Group, Inc. 2.00%, 05/15/2030	834,000	873,138

		8,118,631

Household Durables - 0.1%
D.R. Horton, Inc. 4.38%, 09/15/2022	1,211,000	1,286,422

Industrial Conglomerates - 0.1%
Carlisle Cos., Inc. 3.75%, 12/01/2027	1,047,000	1,147,967
General Electric Co. 6.88%, 01/10/2039, MTN	662,000	813,252

		1,961,219

Insurance - 0.5%
American International Group, Inc.
4.20%, 04/01/2028	813,000	920,752
4.25%, 03/15/2029	914,000	1,046,497
Aon Corp. 2.80%, 05/15/2030	1,002,000	1,072,055
CNA Financial Corp. 3.90%, 05/01/2029	729,000	803,315
Five Corners Funding Trust II 2.85%, 05/15/2030 (E)	1,371,000	1,417,816

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Markel Corp. 3.35%, 09/17/2029	$ 1,438,000	$ 1,535,367
Progressive Corp. 3.20%, 03/26/2030	508,000	577,878
Reinsurance Group of America, Inc. 3.90%, 05/15/2029	1,909,000	2,080,184

		9,453,864

Interactive Media & Services - 0.2%
Baidu, Inc. 4.38%, 05/14/2024	1,533,000	1,669,455
Tencent Holdings, Ltd. 3.28%, 04/11/2024 (E)	1,322,000	1,404,412

		3,073,867

Internet & Direct Marketing Retail - 0.0% (B)
Expedia Group, Inc. 3.80%, 02/15/2028	901,000	863,003

IT Services - 0.1%
Fidelity National Information Services, Inc. 3.75%, 05/21/2029	696,000	815,525
Fiserv, Inc. 3.50%, 07/01/2029	1,184,000	1,330,959

		2,146,484

Life Sciences Tools & Services - 0.0% (B)
Thermo Fisher Scientific, Inc. 5.30%, 02/01/2044	529,000	765,083

Machinery - 0.1%
Oshkosh Corp. 3.10%, 03/01/2030	252,000	253,779
Xylem, Inc. 1.95%, 01/30/2028	667,000	672,721

		926,500

Media - 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.80%, 03/01/2050	649,000	718,327
Clear Channel Worldwide Holdings, Inc. 5.13%, 08/15/2027 (E)	525,000	504,000
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (G)	1,110,000	1,112,775
NBCUniversal Media LLC 4.45%, 01/15/2043	1,189,000	1,494,639

		3,829,741

Metals & Mining - 0.1%
Anglo American Capital PLC
4.00%, 09/11/2027 (E)	1,433,000	1,532,052
4.75%, 04/10/2027 (E)	365,000	406,250
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	185,000	185,000

		2,123,302

Multi-Utilities - 0.2%
Black Hills Corp. 4.25%, 11/30/2023	1,018,000	1,108,455

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
CMS Energy Corp.
3.88%, 03/01/2024	$ 80,000	$ 85,877
4.88%, 03/01/2044	185,000	240,041
Dominion Energy, Inc. 2.58%, 07/01/2020	765,000	765,000
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	597,000	623,745

		2,823,118

Oil, Gas & Consumable Fuels - 1.0%
BP Capital Markets PLC 3.12%, 05/04/2026	2,119,000	2,284,474
Energy Transfer Operating, LP
4.90%, 02/01/2024	605,000	653,623
5.15%, 02/01/2043	734,000	689,993
5.95%, 10/01/2043	680,000	696,814
7.60%, 02/01/2024	534,000	609,739
Enterprise Products Operating LLC 4.25%, 02/15/2048	2,275,000	2,509,084
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	1,190,000	1,290,804
Nexen, Inc. 5.88%, 03/10/2035	10,000	13,854
Noble Energy, Inc. 3.25%, 10/15/2029	653,000	593,773
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,967,000	1,795,301
Petroleos Mexicanos
6.50%, 01/23/2029	656,000	572,196
6.84%, 01/23/2030 (E)	1,509,000	1,328,297
6.88%, 08/04/2026	400,000	377,500
7.69%, 01/23/2050 (E)	166,000	138,530
Plains All American Pipeline, LP / PAA Finance Corp. 3.55%, 12/15/2029	748,000	728,743
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	615,000	660,175
Shell International Finance BV
2.50%, 09/12/2026	1,677,000	1,805,742
3.75%, 09/12/2046	244,000	274,679
Williams Cos., Inc.
5.40%, 03/04/2044	117,000	130,083
7.88%, 09/01/2021	100,000	107,497

		17,260,901

Pharmaceuticals - 0.4%
AstraZeneca PLC
2.38%, 06/12/2022	951,000	984,721
4.00%, 01/17/2029	317,000	388,385
4.38%, 08/17/2048 (C)	758,000	1,011,477
Bayer US Finance II LLC 4.38%, 12/15/2028 (E)	890,000	1,040,109
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (E)	525,000	589,141
Merck & Co., Inc. 3.40%, 03/07/2029	612,000	706,149
Takeda Pharmaceutical Co., Ltd. 5.00%, 11/26/2028	1,291,000	1,599,349

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Upjohn, Inc. 2.30%, 06/22/2027 (E)	$ 522,000	$ 538,460
Zoetis, Inc. 2.00%, 05/15/2030	636,000	653,946

		7,511,737

Professional Services - 0.1%
Equifax, Inc. 2.60%, 12/01/2024	746,000	788,960
Experian Finance PLC 2.75%, 03/08/2030 (E)	1,000,000	1,065,774

		1,854,734

Road & Rail - 0.2%
Avolon Holdings Funding, Ltd. 4.38%, 05/01/2026 (E)	1,705,000	1,433,679
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	466,000	492,224
3.75%, 04/01/2024	44,000	48,629
CSX Corp. 3.80%, 11/01/2046 - 04/15/2050	1,069,000	1,253,794

		3,228,326

Semiconductors & Semiconductor Equipment - 0.5%
Intel Corp. 2.88%, 05/11/2024	742,000	803,815
KLA Corp. 3.30%, 03/01/2050	809,000	835,603
Lam Research Corp.
1.90%, 06/15/2030	705,000	720,616
3.75%, 03/15/2026	1,025,000	1,171,719
Micron Technology, Inc. 2.50%, 04/24/2023	452,000	469,747
NVIDIA Corp. 2.85%, 04/01/2030	894,000	994,565
NXP BV / NXP Funding LLC / NXP USA, Inc. 3.40%, 05/01/2030 (E)	432,000	464,810
QUALCOMM, Inc. 3.25%, 05/20/2027 - 05/20/2050	1,830,000	2,042,722
Sensata Technologies, Inc., Co. 4.38%, 02/15/2030 (E)	697,000	690,030
Xilinx, Inc. 2.38%, 06/01/2030	968,000	996,517

		9,190,144

Software - 0.2%
Adobe, Inc. 2.15%, 02/01/2027	887,000	952,190
Infor, Inc. 1.75%, 07/15/2025 (E)	1,000,000	1,004,178
Intuit, Inc. 1.35%, 07/15/2027	730,000	733,361
Microsoft Corp. 3.30%, 02/06/2027	1,443,000	1,651,148

		4,340,877

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
2.65%, 05/11/2050	575,000	602,297
2.85%, 02/23/2023	1,264,000	1,342,286

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	$ 844,000	$ 967,625
Hewlett Packard Enterprise Co. 4.45%, 10/02/2023	806,000	879,393
Seagate HDD Cayman 4.13%, 01/15/2031 (E)	170,000	178,632
Western Digital Corp. 4.75%, 02/15/2026	1,485,000	1,534,673

		5,504,906

Tobacco - 0.2%
Altria Group, Inc. 3.40%, 05/06/2030	808,000	869,367
BAT Capital Corp.
3.22%, 08/15/2024	1,572,000	1,683,590
4.91%, 04/02/2030	777,000	908,717

		3,461,674

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV
3.13%, 07/16/2022	1,016,000	1,050,970
4.38%, 07/16/2042	250,000	299,706
Crown Castle Towers LLC
3.22%, 05/15/2042 (E)	3,036,000	3,086,418
3.72%, 07/15/2043 (E)	40,000	41,829
Sprint Corp.
7.25%, 09/15/2021	330,000	345,955
7.88%, 09/15/2023	625,000	703,906
T-Mobile USA, Inc. 3.88%, 04/15/2030 (E)	1,212,000	1,348,908

		6,877,692

Total Corporate Debt Securities (Cost $228,641,845)		242,113,443

FOREIGN GOVERNMENT OBLIGATIONS - 0.5%
Brazil - 0.0% (B)
Brazil Government International Bond 4.25%, 01/07/2025 (C)	480,000	506,645

Chile - 0.1%
Chile Government International Bond 3.50%, 01/25/2050	675,000	759,375

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	305,000	321,412
4.50%, 01/28/2026	1,125,000	1,217,824

		1,539,236

Indonesia - 0.1%
Indonesia Government International Bond
4.75%, 01/08/2026 (E)	1,160,000	1,306,295
5.38%, 10/17/2023 (E)	400,000	443,945

		1,750,240

Mexico - 0.1%
Mexico Government International Bond 3.75%, 01/11/2028	1,883,000	1,958,979

Panama - 0.0% (B)
Panama Government International Bond 3.88%, 03/17/2028	550,000	618,068

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Peru - 0.0% (B)
Peru Government International Bond 7.35%, 07/21/2025	$ 160,000	$ 203,600

Poland - 0.0% (B)
Republic of Poland Government International Bond 3.00%, 03/17/2023	405,000	428,810

Qatar - 0.0% (B)
Qatar Government International Bond 3.88%, 04/23/2023 (E)	200,000	214,472

Saudi Arabia - 0.1%
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (E)	705,000	714,926

Total Foreign Government Obligations (Cost $8,154,380)		8,694,351

MORTGAGE-BACKED SECURITIES - 3.7%
BB-UBS Trust
Series 2012-SHOW, Class XA,
0.73% (D), 11/05/2036 (E)	3,935,000	96,997
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,630,000	1,488,429
Series 2012-TFT, Class C,
3.58% (D), 06/05/2030 (E)	1,390,000	1,126,577
BBCMS Trust
Series 2013-TYSN, Class B,
4.04%, 09/05/2032 (E)	755,000	754,124
Series 2015-MSQ, Class B,
3.89%, 09/15/2032 (E)	1,150,000	1,144,465
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	99,524	106,456
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	285,000	307,879
Citigroup Mortgage Loan Trust, Inc.
Series 2015-A, Class A1,
3.50% (D), 06/25/2058 (E)	215,879	222,089
Series 2018-RP1, Class A1,
3.00% (D), 09/25/2064 (E)	888,327	923,092
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	1,648,000	1,759,186
Series 2013-GAM, Class A1,
1.71%, 02/10/2028 (E)	28,378	28,239
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	170,000	167,364
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,900,000	2,032,388
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	2,400,000	2,598,689
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	4,500,000	4,761,397
Series 2016-GCT, Class C,
3.58% (D), 08/10/2029 (E)	690,000	690,816
Commercial Mortgage Pass-Through Certificates Trust Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	1,690,000	1,638,729

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 0.83% (D), 12/27/2035 (E)	$ 348,687	$ 347,163
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2007-RMP1, Class A2, 1-Month LIBOR + 0.15%, 0.33% (D), 12/25/2036	113,616	101,781
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (E)	2,200,000	2,130,557
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	1,830,837	1,801,769
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	800,000	803,189
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-WLDN, Class A, 3.91%, 05/05/2030 (E)	5,216,545	4,043,758
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (D), 04/25/2058 (E)	261,269	275,798
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	2,010,000	2,066,160
Series 2013-C11, Class B,
4.50% (D), 08/15/2046	945,000	947,218
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	4,890,000	4,870,717
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	302,680	302,542
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 1.58% (D), 08/15/2034 (E)	3,663,174	3,479,790
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	212,624	219,062
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	203,685	217,315
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	745,642	796,558
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	199,190	212,601
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	435,608	467,121
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	489,045	522,383
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	741,908	777,678
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	969,797	1,030,717

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	$ 1,149,975	$ 1,231,394
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	1,128,424	1,212,333
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	1,703,617	1,822,058
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	1,371,937	1,472,020
Series 2018-1A, Class A1A,
4.00% (D), 12/25/2057 (E)	1,228,768	1,302,052
Series 2019-4A, Class A1B,
3.50% (D), 12/25/2058 (E)	2,910,879	3,079,140
Series 2019-5A, Class A1B,
3.50% (D), 08/25/2059 (E)	3,452,337	3,596,540
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	2,169,000	2,270,020
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	1,911,000	1,865,320
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	916,000	926,670

Total Mortgage-Backed Securities (Cost $65,241,274)		64,038,340

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.2%
California - 0.2%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	55,000	90,713
State of California, General Obligation Unlimited
7.30%, 10/01/2039	765,000	1,278,958
7.60%, 11/01/2040	660,000	1,211,608
7.70%, 11/01/2030	580,000	593,456
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	50,000	69,302

		3,244,037

Georgia - 0.0% (B)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	49,000	71,260

New Jersey - 0.0% (B)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	71,000	120,322

New York - 0.0% (B)
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	60,000	78,242

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued) (B)
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	$ 55,000	$ 86,326
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	55,000	76,807
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	95,000	131,919

		373,294

Total Municipal Government Obligations (Cost $3,254,844)		3,808,913

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.1%
Federal Home Loan Mortgage Corp.
5.00%, 02/01/2024 - 08/01/2035	459,656	522,637
5.50%, 07/01/2037 - 06/01/2041	106,055	120,997
6.00%, 12/01/2037	45,111	52,875
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.89%, 06/25/2027	1,786,272	1,915,333
3.01%, 07/25/2025	4,592,000	5,067,227
3.06% (D), 08/25/2024	3,640,000	3,947,114
3.46% (D), 08/25/2023	1,500,000	1,621,002
3.49%, 01/25/2024	2,260,000	2,466,360
Federal National Mortgage Association
3.33% (D), 10/25/2023	186,924	199,445
3.50%, 07/01/2028 - 01/01/2029	366,056	391,506
12-Month LIBOR + 1.52%, 3.53% (D), 02/01/2043	55,255	56,080
4.00%, 06/01/2042	115,940	127,360
4.50%, 02/01/2025 - 06/01/2026	179,161	191,017
5.00%, 04/01/2039 - 11/01/2039	1,596,942	1,834,902
5.50%, 04/01/2037 - 12/01/2041	809,585	941,372
6.00%, 08/01/2036 - 06/01/2041	1,436,819	1,677,276
6.50%, 05/01/2040	112,203	129,274
Government National Mortgage Association, Interest Only STRIPS 0.77% (D), 02/16/2053	587,049	23,508
Uniform Mortgage-Backed Security
2.00%, TBA (F)	21,431,000	22,095,149
2.50%, TBA (F)	10,636,000	11,105,664
3.00%, TBA (F)	41,644,000	43,859,591
3.50%, TBA (F)	34,409,000	36,189,935
4.00%, TBA (F)	6,508,000	6,896,573

Total U.S. Government Agency Obligations (Cost $140,092,973)		141,432,197

U.S. GOVERNMENT OBLIGATIONS - 9.9%
U.S. Treasury - 8.6%
U.S. Treasury Bond
2.00%, 02/15/2050 (C)	4,309,000	4,934,815
2.25%, 08/15/2046	2,996,000	3,553,420
2.38%, 11/15/2049 (C)	388,000	479,241

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
2.50%, 02/15/2045 - 05/15/2046	$ 12,009,000	$ 14,850,005
2.75%, 08/15/2047 (C)	3,605,000	4,710,299
2.75%, 11/15/2047	1,591,000	2,081,600
2.88%, 08/15/2045 (C)	5,077,000	6,692,121
2.88%, 05/15/2049	522,900	707,426
3.00%, 05/15/2042 - 08/15/2048 (C)	4,653,600	6,312,013
3.00%, 02/15/2049	1,767,000	2,439,564
3.13%, 02/15/2042 - 05/15/2048	7,019,000	9,529,704
3.50%, 02/15/2039	4,151,000	5,872,692
3.63%, 02/15/2044	5,091,700	7,453,175
4.50%, 02/15/2036 (C)	2,028,600	3,105,343
4.75%, 02/15/2037	4,169,000	6,648,741
5.25%, 02/15/2029	2,086,000	2,909,400
U.S. Treasury Note
0.13%, 05/31/2022	1,356,000	1,354,994
0.25%, 05/31/2025 (C)	1,239,000	1,237,500
0.63%, 05/15/2030 (C)	6,345,000	6,327,402
1.13%, 06/30/2021 - 09/30/2021 (C)	1,647,000	1,663,396
1.50%, 08/15/2026 - 02/15/2030 (C)	8,438,000	9,072,977
1.63%, 08/15/2029 (C)	2,985,000	3,257,031
1.75%, 11/30/2021	4,594,000	4,696,468
1.75%, 11/15/2029 (C)	5,840,000	6,447,725
2.13%, 06/30/2022 (C)	3,099,000	3,220,055
2.25%, 11/15/2025 (C)	1,769,800	1,949,753
2.25%, 11/15/2027	1,565,200	1,762,806
2.38%, 01/31/2023 - 05/15/2029	6,950,400	7,887,245
2.50%, 05/15/2024	8,470,000	9,215,426
2.63%, 02/15/2029 (C)	791,000	926,891
2.88%, 09/30/2023 - 08/15/2028	4,461,300	5,189,486
3.13%, 11/15/2028	2,552,600	3,086,153

		149,574,867

U.S. Treasury Inflation-Protected Securities - 1.3%
U.S. Treasury Inflation-Indexed Bond
1.75%, 01/15/2028	3,896,342	4,647,706
2.50%, 01/15/2029	4,923,601	6,310,494
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	9,953,178	10,482,229

		21,440,429

Total U.S. Government Obligations (Cost $152,401,921)		171,015,296

COMMERCIAL PAPER - 6.0%
Banks - 0.5%
Korea Development Bank 0.27% (H), 07/24/2020	800,000	799,862
Manhattan Asset Funding Co. LLC 0.25% (H), 08/04/2020 - 09/01/2020	5,500,000	5,497,924
Natixis 0.91% (H), 07/01/2020	250,000	250,000
Sumitomo Mitsui Brokerage Corp. 0.74% (H), 07/21/2020	2,000,000	1,999,189

		8,546,975

Capital Markets - 0.4%
Cedar Springs Capital Co. LLC 0.30% (H), 08/20/2020	6,100,000	6,097,458

	Principal	Value

COMMERCIAL PAPER (continued)
Diversified Financial Services - 4.7%
Atlantic Asset Securitization LLC
0.22% (H), 09/10/2020	$ 3,750,000	$ 3,748,373
1.02% (H), 07/17/2020	1,600,000	1,599,289
Barton Capital Corp. 0.27% (H), 09/10/2020	5,250,000	5,247,204
Bennington Stark Capital Co. LLC 0.97% (H), 07/14/2020	6,000,000	5,997,942
Cancara Asset Securitisation LLC 0.30% (H), 08/05/2020	5,000,000	4,998,542
Chariot Funding LLC 1.27% (H), 07/07/2020	8,690,000	8,688,190
Crown Point Capital Co. 0.32% (H), 08/20/2020	6,000,000	5,997,333
Gotham Funding Corp. 0.25% (H), 08/10/2020	6,000,000	5,998,333
Jupiter Securitization Co. LLC 0.30% (H), 08/04/2020	5,322,000	5,320,492
Le Fayette Asset Securitization LLC 0.25% (H), 08/14/2020	2,850,000	2,849,129
Lexington Parker Capital Co. LLC
0.22% (H), 07/24/2020	3,200,000	3,199,550
0.33% (H), 08/10/2020	1,560,000	1,559,428
LMA Americas LLC
0.30% (H), 08/04/2020	1,200,000	1,199,660
0.73% (H), 07/07/2020	5,200,000	5,199,376
Mont Blanc Capital Corp.
0.28% (H), 08/04/2020	700,000	699,815
0.29% (H), 08/13/2020	5,000,000	4,998,268
Sheffield Receivable 0.25% (H), 09/01/2020	6,250,000	6,247,309
Starbird Funding Corp. 0.23% (H), 09/02/2020	5,030,000	5,027,976
Victory Receivables 1.17% (H), 07/09/2020	3,000,000	2,999,233

		81,575,442

Equity Real Estate Investment Trusts - 0.1%
Simon Property Group, Inc. 0.25% (H), 09/04/2020	1,750,000	1,749,210

Oil, Gas & Consumable Fuels - 0.3%
Exxon Mobil Corp. 0.30% (H), 08/19/2020	6,000,000	5,997,550

Total Commercial Paper (Cost $103,966,635)		103,966,635

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury Bill
0.07% (H), 07/02/2020	6,961,000	6,960,987
0.11% (H), 08/06/2020	5,431,000	5,430,428
0.17% (H), 09/10/2020	4,502,000	4,500,538

Total Short-Term U.S. Government Obligations (Cost $16,891,953)		16,891,953

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
OTHER INVESTMENT COMPANY - 1.5%
Securities Lending Collateral - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (H)	26,644,071	$ 26,644,071

Total Other Investment Company (Cost $26,644,071)		26,644,071

Principal	Value
REPURCHASE AGREEMENT - 1.2%

Fixed Income Clearing Corp., 0.00% (H), dated 06/30/2020, to be repurchased at $21,422,420 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.25%, due 06/15/2023, and with a value of $21,850,983.

$ 21,422,420	$ 21,422,420

Total Repurchase Agreement (Cost $21,422,420)	21,422,420

Total Investments (Cost $1,658,911,485)	1,883,422,068
Net Other Assets (Liabilities) - (8.2)%	(143,242,638)

Net Assets - 100.0%	$ 1,740,179,430

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	77	09/18/2020	$11,726,284	$11,897,270	$ 170,986	$ —

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,032,341,277	$—	$—	$1,032,341,277
Preferred Stocks	415,181	—	—	415,181
Right	9,366	—	—	9,366
Asset-Backed Securities	—	50,628,625	—	50,628,625
Corporate Debt Securities	—	242,113,443	—	242,113,443
Foreign Government Obligations	—	8,694,351	—	8,694,351
Mortgage-Backed Securities	—	64,038,340	—	64,038,340
Municipal Government Obligations	—	3,808,913	—	3,808,913
U.S. Government Agency Obligations	—	141,432,197	—	141,432,197
U.S. Government Obligations	—	171,015,296	—	171,015,296
Commercial Paper	—	103,966,635	—	103,966,635
Short-Term U.S. Government Obligations	—	16,891,953	—	16,891,953
Other Investment Company	26,644,071	—	—	26,644,071
Repurchase Agreement	—	21,422,420	—	21,422,420

Total Investments	$1,059,409,895	$824,012,173	$—	$1,883,422,068

Other Financial Instruments
Futures Contracts (J)	$170,986	$—	$—	$170,986

Total Other Financial Instruments	$170,986	$—	$—	$170,986

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $63,638,856, collateralized by cash collateral of $26,644,071 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $38,304,775. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(E)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $167,931,103, representing 9.7% of the Portfolio’s net assets.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after June 30, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Rates disclosed reflect the yields at June 30, 2020.
(I)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(J)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $1,637,489,065) (including securities loaned of $63,638,856)	$1,861,999,648
Repurchase agreement, at value (cost $21,422,420)	21,422,420
Cash	32,013
Cash collateral pledged at broker for:
Futures contracts	1,114,000
Receivables and other assets:
Investments sold	3,700,968
When-issued, delayed-delivery, forward and TBA commitments sold	23,798,197
Net income from securities lending	4,763
Shares of beneficial interest sold	29,223
Dividends	1,106,368
Interest	3,622,839
Tax reclaims	1,114
Variation margin receivable on futures contracts	163,642
Prepaid expenses	7,625

Total assets	1,917,002,820

Liabilities:
Cash collateral received upon return of:
Securities on loan	26,644,071
Payables and other liabilities:
Investments purchased	2,309,730
When-issued, delayed-delivery, forward and TBA commitments purchased	146,015,989
Shares of beneficial interest redeemed	396,489
Investment management fees	882,186
Distribution and service fees	305,933
Transfer agent costs	2,586
Trustees, CCO and deferred compensation fees	10,161
Audit and tax fees	25,495
Custody fees	51,998
Legal fees	3,549
Printing and shareholder reports fees	138,125
Other accrued expenses	37,078

Total liabilities	176,823,390

Net assets	$1,740,179,430

Net assets consist of:
Capital stock ($0.01 par value)	$1,125,031
Additional paid-in capital	1,365,851,786
Total distributable earnings (accumulated losses)	373,202,613

Net assets	$1,740,179,430

Net assets by class:
Initial Class	$336,129,821
Service Class	1,404,049,609

Shares outstanding:
Initial Class	21,301,462
Service Class	91,201,664

Net asset value and offering price per share:
Initial Class	$15.78
Service Class	15.39

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$9,216,961
Interest income	8,120,038
Net income from securities lending	26,436
Withholding taxes on foreign income	(9,008)

Total investment income	17,354,427

Expenses:
Investment management fees	5,165,435
Distribution and service fees:
Service Class	1,705,605
Transfer agent costs	12,378
Trustees, CCO and deferred compensation fees	26,948
Audit and tax fees	26,932
Custody fees	88,806
Legal fees	44,600
Printing and shareholder reports fees	69,995
Other	44,561

Total expenses	7,185,260

Net investment income (loss)	10,169,167

Net realized gain (loss) on:
Investments	42,875,283
Futures contracts	343,430

Net realized gain (loss)	43,218,713

Net change in unrealized appreciation (depreciation) on:
Investments	(32,433,885)
Futures contracts	31,223

Net change in unrealized appreciation (depreciation)	(32,402,662)

Net realized and change in unrealized gain (loss)	10,816,051

Net increase (decrease) in net assets resulting from operations	$20,985,218

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$10,169,167	$24,240,650
Net realized gain (loss)	43,218,713	74,137,180
Net change in unrealized appreciation (depreciation)	(32,402,662)	232,865,221

Net increase (decrease) in net assets resulting from operations	20,985,218	331,243,051

Dividends and/or distributions to shareholders:
Initial Class	—	(25,882,300)
Service Class	—	(108,621,030)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(134,503,330)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,810,923	11,316,126
Service Class	14,675,230	18,589,183

	19,486,153	29,905,309

Dividends and/or distributions reinvested:
Initial Class	—	25,882,300
Service Class	—	108,621,030

	—	134,503,330

Cost of shares redeemed:
Initial Class	(18,300,383)	(34,983,646)
Service Class	(78,367,076)	(118,033,002)

	(96,667,459)	(153,016,648)

Net increase (decrease) in net assets resulting from capital share transactions	(77,181,306)	11,391,991

Net increase (decrease) in net assets	(56,196,088)	208,131,712

Net assets:
Beginning of period/year	1,796,375,518	1,588,243,806

End of period/year	$1,740,179,430	$1,796,375,518

Capital share transactions - shares:
Shares issued:
Initial Class	315,582	750,268
Service Class	1,000,960	1,255,659

	1,316,542	2,005,927

Shares reinvested:
Initial Class	—	1,784,986
Service Class	—	7,665,563

	—	9,450,549

Shares redeemed:
Initial Class	(1,239,297)	(2,337,000)
Service Class	(5,421,332)	(8,000,672)

	(6,660,629)	(10,337,672)

Net increase (decrease) in shares outstanding:
Initial Class	(923,715)	198,254
Service Class	(4,420,372)	920,550

	(5,344,087)	1,118,804

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$15.54		$13.85	$15.17	$13.56	$13.11		$13.97

Investment operations:
Net investment income (loss) (A)	0.11		0.24	0.25	0.20	0.19	(B)	0.19
Net realized and unrealized gain (loss)	0.13		2.69	(0.75)	1.69	0.83		(0.18)

Total investment operations	0.24		2.93	(0.50)	1.89	1.02		0.01

Dividends and/or distributions to shareholders:
Net investment income	—		(0.26)	(0.22)	(0.12)	(0.13)		(0.19)
Net realized gains	—		(0.98)	(0.60)	(0.16)	(0.44)		(0.68)

Total dividends and/or distributions to shareholders	—		(1.24)	(0.82)	(0.28)	(0.57)		(0.87)

Net asset value, end of period/year	$15.78		$15.54	$13.85	$15.17	$13.56		$13.11

Total return	1.54	%(C)	21.77%	(3.66)%	14.14%	7.87%		0.21%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$336,130		$345,274	$305,002	$344,156	$319,369		$315,342
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65	%(D)	0.66%	0.66%	0.66%	0.70%		0.73%
Including waiver and/or reimbursement and recapture	0.65	%(D)	0.66%	0.66%	0.66%	0.69	%(B)	0.73%
Net investment income (loss) to average net assets	1.40	%(D)	1.61%	1.64%	1.42%	1.45	%(B)	1.40%
Portfolio turnover rate	33	%(C)	45%	46%	39%	35%		46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$15.18		$13.55	$14.86	$13.31	$12.89		$13.76

Investment operations:
Net investment income (loss) (A)	0.08		0.20	0.20	0.17	0.16	(B)	0.16
Net realized and unrealized gain (loss)	0.13		2.63	(0.73)	1.65	0.81		(0.18)

Total investment operations	0.21		2.83	(0.53)	1.82	0.97		(0.02)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.22)	(0.18)	(0.11)	(0.11)		(0.17)
Net realized gains	—		(0.98)	(0.60)	(0.16)	(0.44)		(0.68)

Total dividends and/or distributions to shareholders	—		(1.20)	(0.78)	(0.27)	(0.55)		(0.85)

Net asset value, end of period/year	$15.39		$15.18	$13.55	$14.86	$13.31		$12.89

Total return	1.38	%(C)	21.50%	(3.90)%	13.82%	7.64%		(0.06)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,404,049		$1,451,102	$1,283,242	$1,473,823	$1,041,215		$411,509
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90	%(D)	0.91%	0.91%	0.91%	0.95%		0.98%
Including waiver and/or reimbursement and recapture	0.90	%(D)	0.91%	0.91%	0.91%	0.94	%(B)	0.98%
Net investment income (loss) to average net assets	1.15	%(D)	1.36%	1.39%	1.17%	1.20	%(B)	1.16%
Portfolio turnover rate	33	%(C)	45%	46%	39%	35%		46%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $9,728.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

TIPS held at June 30, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at June 30, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$465,091	$—	$—	$—	$465,091
Corporate Debt Securities	2,356,132	—	—	—	2,356,132
Foreign Government Obligations	673,267	—	—	—	673,267
U.S. Government Obligations	23,149,581	—	—	—	23,149,581
Total Securities Lending Transactions	$26,644,071	$—	$—	$—	$26,644,071
Total Borrowings	$26,644,071	$—	$—	$—	$26,644,071

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$170,986	$—	$—	$170,986
Forward foreign currency contracts:
Total	$—	$—	$170,986	$—	$—	$170,986

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$343,430	$—	$—	$343,430
Total	$—	$—	$343,430	$—	$—	$343,430

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$31,223	$—	$—	$31,223
Total	$—	$—	$31,223	$—	$—	$31,223

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – long	$10,097,854

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective May 1, 2020
First $ 500 million	0.61%
Over $500 million up to $1 billion	0.59
Over $1 billion up to $1.5 billion	0.56
Over $1.5 billion up to $2 billion	0.55
Over $2 billion up to $5 billion	0.52
Over $5 billion	0.50
Prior to May 1 2020
First $1 billion	0.65
Over $1 billion up to $5 billion	0.59
Over $5 billion	0.58

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.75%	May 1, 2021
Service Class	1.00	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 423,132,125	$ 89,292,718	$ 469,421,769	$ 107,632,702

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,658,911,485	$ 275,370,668	$ (50,689,099)	$ 224,681,569

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Multi-Managed Balanced VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and each of Aegon Asset Management US (“AAM”) and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe but below its primary benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that J.P. Morgan had commenced sub-advising the equity sleeve of the Portfolio on March 22, 2011 pursuant to its current equity investment strategies. The Board noted that AAM had commenced sub-advising the fixed-income sleeve of the Portfolio on May 1, 2014 pursuant to its current fixed-income investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees noted that they had previously approved a reduction to the Portfolio’s management fee schedule, which took effect on May 1, 2020 and was not fully reflected in the comparative data. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Multi-Managed Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to J.P. Morgan, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and J.P. Morgan, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, for J.P. Morgan, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio. With respect to AAM, the Board noted that information about AAM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Portfolio. As a result, the Board focused on profitability information for TAM and its affiliates and AAM in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by J.P. Morgan is generally appropriate and in the best interests of the Portfolio. The Board also noted that J.P. Morgan participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements J.P. Morgan may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$1,010.30	$4.35	$1,020.50	$4.37	0.87%
Service Class	1,000.00	1,008.00	5.59	1,019.30	5.62	1.12

(A)	5% return per year before expenses.

(B)

Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	42.9%
U.S. Government Obligations	34.8
Corporate Debt Securities	26.5
U.S. Government Agency Obligations	11.4
Repurchase Agreements	3.6
Mortgage-Backed Securities	3.4
Foreign Government Obligations	3.3
Asset-Backed Securities	3.2
Other Investment Company	2.2
Exchange-Traded Options Purchased	1.4
Municipal Government Obligations	1.0
Loan Assignment	0.2
Certificates of Deposit	0.2
Net Other Assets (Liabilities) ^	(34.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	6.07
Duration †	4.76
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 3.2%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, Class M1, 1-Month LIBOR + 0.78%, 0.96% (A), 05/25/2034	$ 273,999	$ 271,687
Arbor Realty Commercial Real Estate Notes, Ltd. Series 2019-FL1, Class A, 1-Month LIBOR + 1.15%, 1.33% (A), 05/15/2037 (B)	700,000	683,051
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 2.09% (A), 04/25/2026 (B)	150,912	150,640
Baring BDC Static CLO, Ltd. Series 2019-1A, Class A1, 3-Month LIBOR + 1.02%, 2.24% (A), 04/15/2027 (B)	412,617	410,919
Crown Point CLO 5, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 2.07% (A), 07/17/2028 (B)	899,325	887,102
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 2.33% (A), 01/16/2026 (B)	198,849	198,462
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.12% (A), 10/15/2027 (B)	1,363,040	1,348,995
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 0.84% (A), 07/25/2035	376,538	371,457
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 1.07% (A), 03/25/2035	120,985	120,907
Flagship CLO VIII, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 2.03% (A), 01/16/2026 (B)	163,960	163,191
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	2,200,000	2,225,493
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 1.25% (A), 06/25/2035	400,000	385,597
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 2.16% (A), 01/21/2028 (B)	498,449	493,215
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 2.20% (A), 10/22/2025 (B)	286,158	284,721

	Principal	Value
ASSET-BACKED SECURITIES (continued)
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 0.44% (A), 06/25/2037	$ 1,049,756	$ 1,023,522
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	787,670	799,640
LoanCore Issuer, Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 1.31% (A), 05/15/2036 (B)	700,000	681,024
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 2.12% (A), 04/15/2028 (B)	1,588,683	1,559,438
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 1.01% (A), 10/25/2034	366,527	353,718
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 2.02% (A), 10/15/2026 (B)	396,128	392,549
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.88% (A), 12/26/2031 (B)	24,708	23,848
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 1.29% (A), 11/15/2026 (B)	436,843	433,827
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 1.13% (A), 11/25/2065 (B)	398,025	386,805
RAMP Trust Series 2005-EFC4, Class M3, 1-Month LIBOR + 0.48%, 0.66% (A), 09/25/2035	119,434	118,901
RASC Trust Series 2007-KS2, Class AI4, 1-Month LIBOR + 0.22%, 0.40% (A), 02/25/2037	300,000	268,221
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.45%, 0.63% (A), 11/25/2037	500,000	468,139
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 1.63% (A), 02/17/2032 (B)	1,032,110	1,034,811
Towd Point Mortgage Trust
Series 2019-HY2, Class A1,
1-Month LIBOR + 1.00%, 1.18% (A), 05/25/2058 (B)	397,743	395,425
Series 2019-SJ3, Class A1,
3.00% (A), 11/25/2059 (B)	320,318	325,375

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Venture XIV CLO, Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 1.40% (A), 08/28/2029 (B)	$ 1,300,000	$ 1,264,424
Zais CLO, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 2.37% (A), 04/15/2028 (B)	691,561	684,467

Total Asset-Backed Securities (Cost $18,284,703)		18,209,571

CERTIFICATE OF DEPOSIT - 0.2%
Banks - 0.2%
Lloyds Bank Corporate Markets PLC 3-Month LIBOR + 0.50%, 1.82% (A) (C), 10/26/2020	800,000	800,000

Total Certificate of Deposit (Cost $800,000)		800,000

CORPORATE DEBT SECURITIES - 26.5%
Aerospace & Defense - 0.1%
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	300,000	273,000
3.95%, 06/15/2023	200,000	169,000

		442,000

Airlines - 0.8%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	508,092	465,990
3.25%, 04/15/2030	169,332	138,367
3.50%, 08/15/2033	98,460	81,793
4.00%, 01/15/2027	56,341	43,011
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	298,756	246,472
3.80%, 03/20/2033 (B)	361,450	346,060
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	1,584,571	1,362,772
Southwest Airlines Co. 5.13%, 06/15/2027	500,000	517,303
Spirit Airlines Pass-Through Trust 3.65%, 08/15/2031	179,186	139,726
United Airlines Pass-Through Trust
2.88%, 04/07/2030	781,061	729,393
3.10%, 04/07/2030	781,061	652,126

		4,723,013

Banks - 5.6%
AIB Group PLC 4.75%, 10/12/2023 (B)	700,000	754,618
Banco Santander SA 3.49%, 05/28/2030	200,000	214,761
Bank of America Corp. Fixed until 12/20/2027, 3.42% (A), 12/20/2028	4,954,000	5,518,023
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	700,000	748,777
Barclays PLC
3.65%, 03/16/2025	1,200,000	1,300,932
4.34%, 01/10/2028	600,000	666,102

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Barclays PLC (continued)
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	$ 700,000	$ 737,037
BNP Paribas SA Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	1,300,000	1,438,850
Citigroup, Inc. 4.40%, 06/10/2025	1,200,000	1,343,766
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	2,500,000	2,539,775
HSBC Holdings PLC Fixed until 06/04/2031 (D), 2.85% (A)	1,300,000	1,327,541
Lloyds Banking Group PLC
4.38%, 03/22/2028	400,000	464,135
4.55%, 08/16/2028 (E)	1,400,000	1,640,658
Mitsubishi UFJ Financial Group, Inc. 3-Month LIBOR + 1.88%, 2.23% (A), 03/01/2021	538,000	543,972
Mizuho Financial Group, Inc. 3-Month LIBOR + 1.00%, 1.31% (A), 09/11/2024	600,000	595,456
Royal Bank of Scotland Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	600,000	706,500
6.10%, 06/10/2023	200,000	221,412
Fixed until 08/15/2021 (D), 8.63% (A)	1,000,000	1,039,750
Santander Group Holdings PLC
3.13%, 01/08/2021	200,000	202,464
Fixed until 11/03/2027, 3.82% (A), 11/03/2028	200,000	220,417
Santander Holdings USA, Inc. 3.45%, 06/02/2025	500,000	520,843
Stichting AK Rabobank Certificaten Zero Coupon, 12/29/2049 (D) (F)	EUR 700,000	833,637
Sumitomo Mitsui Financial Group, Inc. 2.13%, 07/08/2030	$ 1,000,000	1,001,837
SVB Financial Group 3.13%, 06/05/2030	600,000	643,301
Truist Financial Corp. Fixed until 03/01/2030 (D), 5.10% (A)	1,000,000	1,032,600
UniCredit SpA
6.57%, 01/14/2022 (B)	600,000	633,939
7.83%, 12/04/2023 (B)	700,000	806,721
Wells Fargo & Co.
Fixed until 02/11/2025, 2.16% (A), 02/11/2026, MTN	700,000	721,451
3.00%, 02/19/2025, MTN	500,000	539,810
Fixed until 06/17/2026, 3.20% (A), 06/17/2027, MTN	500,000	542,148
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	2,400,000	2,415,898

		31,917,131

Beverages - 0.2%
Bacardi, Ltd.
4.45%, 05/15/2025 (B)	100,000	109,362
4.70%, 05/15/2028 (B)	300,000	339,320
5.15%, 05/15/2038 (B)	100,000	117,319

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Pernod Ricard SA 5.75%, 04/07/2021 (B)	$ 150,000	$ 155,814
Suntory Holdings, Ltd. 2.25%, 10/16/2024 (B)	700,000	729,069

		1,450,884

Biotechnology - 0.2%
AbbVie, Inc. 2.60%, 11/21/2024 (B)	500,000	530,806
Amgen, Inc. 4.40%, 05/01/2045	500,000	622,083

		1,152,889

Building Products - 0.3%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	800,000	819,600
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	140,000	155,450
Standard Industries, Inc. 4.38%, 07/15/2030 (B)	600,000	598,500

		1,573,550

Capital Markets - 1.3%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	600,000	588,750
Brighthouse Holdings LLC 6.50% (G), 07/27/2037 (B) (D)	300,000	309,110
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	2,900,000	3,196,794
Deutsche Bank AG
3-Month LIBOR + 1.29%, 1.85% (A), 02/04/2021	900,000	895,324
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	300,000	314,723
4.25%, 10/14/2021	100,000	102,601
Lazard Group LLC 3.75%, 02/13/2025	81,000	86,003
4.38%, 03/11/2029	100,000	111,928
Moody’s Corp. 5.25%, 07/15/2044	100,000	138,349
Nomura Holdings, Inc. 2.65%, 01/16/2025	400,000	417,240
S&P Global, Inc. 4.40%, 02/15/2026	80,000	94,157
UBS Group AG 4.13%, 09/24/2025 (B)	800,000	906,764

		7,161,743

Chemicals - 0.5%
Huntsman International LLC 4.50%, 05/01/2029	400,000	420,831
5.13%, 11/15/2022	200,000	211,860
International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	600,000	603,001
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	267,000
Syngenta Finance NV 3.13%, 03/28/2022	100,000	101,353
4.44%, 04/24/2023 (B)	200,000	209,910
5.18%, 04/24/2028 (B)	400,000	426,679
Yara International ASA 3.15%, 06/04/2030 (B)	500,000	516,876

		2,757,510

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.2%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	$ 500,000	$ 497,500
RELX Capital, Inc. 4.00%, 03/18/2029	600,000	696,807

		1,194,307

Consumer Finance - 0.3%
Discover Financial Services 4.50%, 01/30/2026	300,000	336,167
Nissan Motor Acceptance Corp. 2.80%, 01/13/2022 (B)	600,000	594,270
Springleaf Finance Corp. 8.88%, 06/01/2025	400,000	427,620
Synchrony Financial 5.15%, 03/19/2029	100,000	112,745
Volkswagen Group of America Finance LLC 2.70%, 09/26/2022 (B)	500,000	516,498

		1,987,300

Containers & Packaging - 0.1%
Bemis Co., Inc. 2.63%, 06/19/2030	500,000	512,643
Trivium Packaging Finance BV 5.50%, 08/15/2026 (B)	300,000	302,625

		815,268

Diversified Consumer Services - 0.7%
Nationwide Building Society 3.90%, 07/21/2025 (B)	3,200,000	3,588,818
Yale University 1.48%, 04/15/2030	300,000	303,227

		3,892,045

Diversified Financial Services - 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 10/01/2025 - 04/03/2026	1,600,000	1,532,996
Doric Nimrod Air Alpha Pass-Through Trust 5.25%, 05/30/2025 (B)	72,238	65,646
Fairstone Financial, Inc. 7.88%, 07/15/2024 (B)	300,000	294,000
GE Capital Funding LLC 4.40%, 05/15/2030 (B)	1,200,000	1,248,726
Helios Leasing I LLC 1.56%, 09/28/2024	75,393	76,517
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	600,000	613,509
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B) (E)	700,000	718,361
Tagua Leasing LLC 1.58%, 11/16/2024	79,808	81,004

		4,630,759

Diversified Telecommunication Services - 0.8%
AT&T, Inc. 2.30%, 06/01/2027	1,200,000	1,242,324
3.65%, 06/01/2051	500,000	523,511
4.30%, 02/15/2030	61,000	71,489
4.35%, 03/01/2029	800,000	932,766
Bell Canada, Inc. 4.30%, 07/29/2049	300,000	368,068

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B) (E)	$ 200,000	$ 210,864
Verizon Communications, Inc. 4.33%, 09/21/2028	1,041,000	1,252,867

		4,601,889

Electric Utilities - 2.2%
AEP Texas, Inc. 3.95%, 06/01/2028	800,000	909,889
Avangrid, Inc. 3.80%, 06/01/2029	700,000	810,379
Centrais Eletricas Brasileiras SA 4.63%, 02/04/2030 (B)	500,000	476,875
Duke Energy Corp. 2.45%, 06/01/2030	600,000	632,323
Edison International 3.55%, 11/15/2024	200,000	210,782
Enel Finance International NV
2.65%, 09/10/2024 (B)	1,000,000	1,044,565
4.63%, 09/14/2025 (B)	200,000	227,766
Entergy Louisiana LLC 3.30%, 12/01/2022	150,000	158,021
Entergy Mississippi LLC 2.85%, 06/01/2028	1,300,000	1,405,870
FirstEnergy Corp. 1.60%, 01/15/2026	600,000	605,292
Interstate Power & Light Co. 2.30%, 06/01/2030	400,000	407,541
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	600,000	641,459
NextEra Energy Capital Holdings, Inc. 3.20%, 02/25/2022	600,000	625,766
Northern States Power Co. 2.60%, 06/01/2051	100,000	101,749
Pacific Gas & Electric Co.
3.50%, 06/15/2025 (H)	40,000	44,100
4.25%, 08/01/2023	400,000	455,996
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.38%, 02/05/2050 (B)	600,000	614,250
Southern California Edison Co.
3.90%, 03/15/2043	200,000	221,253
4.00%, 04/01/2047	900,000	1,025,589
4.05%, 03/15/2042	100,000	113,213
4.65%, 10/01/2043	100,000	122,439
Southwestern Electric Power Co. 6.20%, 03/15/2040	1,000,000	1,375,270
SP Group Treasury Pte, Ltd. 3.38%, 02/27/2029 (B)	400,000	450,503

		12,680,890

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 3.25%, 09/08/2024	500,000	530,025
Flex, Ltd.
4.75%, 06/15/2025	100,000	111,631
4.88%, 06/15/2029	300,000	331,074

		972,730

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 0.0% (I)
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.14%, 11/07/2029 (E)	$ 50,000	$ 52,284
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (F)	125,010	106,260

		158,544

Entertainment - 0.1%
Walt Disney Co. 2.00%, 09/01/2029	500,000	509,508

Equity Real Estate Investment Trusts - 2.7%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	300,000	336,300
4.30%, 01/15/2026	800,000	910,528
4.50%, 07/30/2029	700,000	838,652
American Campus Communities Operating Partnership, LP 2.85%, 02/01/2030	600,000	579,532
American Tower Corp.
3.38%, 10/15/2026	1,400,000	1,557,106
3.50%, 01/31/2023	100,000	106,846
4.00%, 06/01/2025	1,250,000	1,403,280
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 1.74% (A), 02/01/2022	800,000	785,096
Crown Castle International Corp.
4.45%, 02/15/2026	390,000	447,051
5.25%, 01/15/2023	1,600,000	1,780,414
Equinix, Inc.
2.15%, 07/15/2030	200,000	198,246
2.63%, 11/18/2024	300,000	319,386
Essex Portfolio, LP 4.00%, 03/01/2029	700,000	813,712
Healthpeak Properties, Inc. 2.88%, 01/15/2031	500,000	513,450
National Retail Properties, Inc. 4.80%, 10/15/2048	700,000	750,228
Spirit Realty, LP 3.40%, 01/15/2030	100,000	94,627
UDR, Inc. 3.00%, 08/15/2031	400,000	426,646
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	800,000	865,096
Weyerhaeuser Co. 4.00%, 11/15/2029	1,500,000	1,696,379
WP Carey, Inc. 4.60%, 04/01/2024	800,000	851,639

		15,274,214

Food & Staples Retailing - 0.0% (I)
CVS Pass-Through Trust 4.16%, 08/11/2036 (B)	81,650	86,312

Food Products - 0.1%
Conagra Brands, Inc. 5.30%, 11/01/2038	200,000	261,542
Kraft Heinz Foods Co. 3.95%, 07/15/2025	126,000	133,690

		395,232

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Gas Utilities - 0.3%
Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	$ 500,000	$ 528,108
Southern California Gas Co. 4.13%, 06/01/2048	900,000	1,120,850

		1,648,958

Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp. 3.38%, 05/15/2022	1,430,000	1,494,265
Stryker Corp. 1.95%, 06/15/2030 (E)	600,000	604,003
Zimmer Biomet Holdings, Inc.
3.15%, 04/01/2022	80,000	82,982
3.55%, 04/01/2025	80,000	86,890

		2,268,140

Health Care Providers & Services - 0.9%
Adventist Health System 2.43%, 09/01/2024	600,000	622,818
AHS Hospital Corp. 5.02%, 07/01/2045	600,000	788,422
CHRISTUS Health 4.34%, 07/01/2028	600,000	677,739
CVS Health Corp. 5.05%, 03/25/2048	700,000	916,925
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	300,000	393,280
HCA, Inc. 4.13%, 06/15/2029	200,000	220,618
Memorial Sloan-Kettering Cancer Center 2.96%, 01/01/2050	300,000	322,108
Northwell Healthcare, Inc. 3.98%, 11/01/2046	700,000	732,363
UnitedHealth Group, Inc. 2.90%, 05/15/2050	300,000	316,807

		4,991,080

Hotels, Restaurants & Leisure - 0.4%
GLP Capital, LP / GLP Financing II, Inc.
4.00%, 01/15/2030	400,000	396,500
5.38%, 04/15/2026	100,000	109,259
Las Vegas Sands Corp. 2.90%, 06/25/2025	300,000	291,389
McDonald’s Corp. 3.80%, 04/01/2028, MTN	700,000	817,859
Sands China, Ltd. 4.60%, 08/08/2023	300,000	315,840
Wynn Macau, Ltd. 5.13%, 12/15/2029 (B) (E)	200,000	194,000

		2,124,847

Industrial Conglomerates - 0.1%
General Electric Co. 5.55%, 01/05/2026, MTN	400,000	460,636

Insurance - 0.8%
Fidelity National Financial, Inc. 3.40%, 06/15/2030	700,000	728,730
First American Financial Corp.
4.30%, 02/01/2023	100,000	105,241
4.60%, 11/15/2024	50,000	53,882

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Great-West Lifeco Finance, LP 4.05%, 05/17/2028 (B)	$ 300,000	$ 340,068
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	200,000	244,369
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	1,500,000	1,561,340
Principal Life Global Funding II 3.00%, 04/18/2026 (B)	500,000	551,649
Reliance Standard Life Global Funding II 2.75%, 01/21/2027 (B)	700,000	685,399
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	117,385

		4,388,063

Interactive Media & Services - 0.1%
Tencent Holdings, Ltd. 3.98%, 04/11/2029 (B)	300,000	336,257

Internet & Direct Marketing Retail - 0.0% (I)
Amazon.com, Inc. 2.50%, 06/03/2050	100,000	102,662

Machinery - 0.2%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	900,000	954,129

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	450,000	478,061

Media - 0.9%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	1,200,000	1,227,828
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	800,000	897,346
4.80%, 03/01/2050	300,000	332,047
Comcast Corp.
4.40%, 08/15/2035	50,000	61,914
4.75%, 03/01/2044	1,600,000	2,106,498
Discovery Communications LLC 5.00%, 09/20/2037	500,000	591,789
SES SA 3.60%, 04/04/2023 (B) (E)	200,000	205,442

		5,422,864

Metals & Mining - 0.0% (I)
Newmont Corp. 2.80%, 10/01/2029	100,000	105,462

Multi-Utilities - 0.2%
Black Hills Corp. 2.50%, 06/15/2030	700,000	723,312
CenterPoint Energy, Inc. Fixed until 09/01/2023 (D), 6.13% (A)	400,000	388,000

		1,111,312

Oil, Gas & Consumable Fuels - 1.8%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	500,000	558,174
Diamondback Energy, Inc. 2.88%, 12/01/2024	500,000	500,289

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (F)	$ 400,000	$ 418,109
Energy Transfer Operating, LP
4.75%, 01/15/2026	100,000	108,566
7.50%, 07/01/2038	150,000	176,423
Eni SpA 4.75%, 09/12/2028 (B)	400,000	445,773
NGPL PipeCo LLC 4.88%, 08/15/2027 (B)	570,000	626,385
ONEOK, Inc. 4.35%, 03/15/2029	1,200,000	1,262,418
Pertamina Persero PT 4.18%, 01/21/2050 (B)	600,000	601,565
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	700,000	644,000
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,700,000	1,914,454
Sinopec Group Overseas Development, Ltd. 4.13%, 09/12/2025 (B) (E)	900,000	1,013,682
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	200,000	253,029
Valero Energy Corp. 4.00%, 04/01/2029	800,000	889,896
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	40,000	41,923
3.70%, 03/15/2028 (B)	700,000	714,733

		10,169,419

Pharmaceuticals - 0.8%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,600,000	1,957,523
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (B)	900,000	1,009,956
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	500,000	554,792
Zoetis, Inc. 3.90%, 08/20/2028	800,000	942,191

		4,464,462

Professional Services - 0.1%
IHS Markit, Ltd. 4.75%, 08/01/2028	500,000	586,715

Road & Rail - 0.4%
Avolon Holdings Funding, Ltd. 2.88%, 02/15/2025 (B)	100,000	83,916
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	700,000	630,147
Kansas City Southern
2.88%, 11/15/2029	100,000	105,550
4.95%, 08/15/2045	500,000	642,361
Park Aerospace Holdings, Ltd.
4.50%, 03/15/2023 (B)	100,000	91,229
5.50%, 02/15/2024 (B)	300,000	274,452
Union Pacific Corp. 4.10%, 09/15/2067	300,000	359,668

		2,187,323

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.1%
Marvell Technology Group, Ltd. 4.20%, 06/22/2023	$ 400,000	$ 429,821

Software - 0.5%
Infor, Inc. 1.75%, 07/15/2025 (B)	700,000	702,924
Microsoft Corp.
2.53%, 06/01/2050	297,000	309,773
4.10%, 02/06/2037	503,000	648,585
Oracle Corp. 2.95%, 05/15/2025	1,250,000	1,365,822

		3,027,104

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.
2.90%, 09/12/2027	300,000	336,320
3.35%, 02/09/2027	400,000	455,692
4.65%, 02/23/2046	400,000	550,860
Dell International LLC / EMC Corp.
5.30%, 10/01/2029 (B) (E)	100,000	110,373
8.10%, 07/15/2036 (B)	1,100,000	1,450,611
Seagate HDD Cayman 4.13%, 01/15/2031 (B)	700,000	735,543

		3,639,399

Tobacco - 0.1%
BAT Capital Corp. 4.39%, 08/15/2037	500,000	545,554
Imperial Brands Finance PLC 3.75%, 07/21/2022 (B)	200,000	208,734

		754,288

Trading Companies & Distributors - 0.1%
BOC Aviation, Ltd. 3.50%, 10/10/2024 (B) (E)	400,000	414,624

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd. 3.38%, 04/30/2025 (B) (E)	350,000	361,170

Wireless Telecommunication Services - 0.3%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC
4.74%, 09/20/2029 (B)	600,000	651,132
5.15%, 09/20/2029 (B)	600,000	690,000
T-Mobile USA, Inc. 2.55%, 02/15/2031 (B)	100,000	100,352
Vodafone Group PLC 3.75%, 01/16/2024	500,000	546,057

		1,987,541

Total Corporate Debt Securities (Cost $140,858,157)		150,792,055

FOREIGN GOVERNMENT OBLIGATIONS - 3.3%
Canada - 0.3%
Province of Quebec 2.50%, 04/20/2026	1,700,000	1,864,469

Indonesia - 0.2%
Indonesia Government International Bond 4.45%, 02/11/2024	1,300,000	1,409,713

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan - 1.2%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	$ 3,900,000	$ 4,032,518
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	2,600,000	2,629,328

		6,661,846

Kuwait - 0.2%
Kuwait International Government Bond 3.50%, 03/20/2027 (F)	800,000	892,128

Peru - 0.3%
Peru Government International Bond
5.94%, 02/12/2029 (F)	PEN 1,900,000	617,973
5.94%, 02/12/2029 (B)	1,900,000	619,248
8.20%, 08/12/2026 (B)	1,200,000	438,061

		1,675,282

Qatar - 0.9%
Qatar Government International Bond
2.38%, 06/02/2021 (F)	$ 4,100,000	4,149,200
4.50%, 01/20/2022 (F)	700,000	736,649

		4,885,849

Republic of South Africa - 0.1%
Republic of South Africa Government International Bond 4.85%, 09/30/2029	300,000	283,632

United Arab Emirates - 0.1%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	700,000	764,750

Total Foreign Government Obligations (Cost $17,711,972)		18,437,669

LOAN ASSIGNMENT - 0.2%
Capital Markets - 0.2%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61%, 10/15/2038 (J) (K) (L)	1,111,323	1,094,859

Total Loan Assignment (Cost $1,096,044)		1,094,859

MORTGAGE-BACKED SECURITIES - 3.4%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.97% (A), 04/24/2049 (F)	GBP 316,763	394,001
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 1.23% (A), 04/15/2036 (B)	$ 700,000	666,677
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 0.62% (A), 07/25/2035	1,648	1,646

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 0.46% (A), 05/25/2037	$ 525,934	$ 485,172
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1, 1-Month LIBOR + 0.60%, 0.78% (A), 05/25/2035	44,414	36,388
Citigroup Mortgage Loan Trust, Inc. Series 2019-B, Class A1, 3.26% (A), 04/25/2066 (B)	274,378	273,584
COMM Mortgage Trust Series 2018-HOME, Class A, 3.94% (A), 04/10/2033 (B)	700,000	790,330
Credit Suisse Mortgage Capital Certificates Series 2019-RPL4, Class A1, 3.52%, 08/26/2058 (B)	369,516	377,295
CSMC Trust Series 2019-RPL9, Class A1, 3.09% (A), 10/27/2059 (B)	292,013	300,103
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,600,000	1,715,754
Dukinfield PLC Series 1, Class A, 3-Month GBP LIBOR + 1.00%, 1.29% (A), 08/15/2045 (F)	GBP 148,602	183,998
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.36% (A), 12/10/2044 (F)	154,000	188,552
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 3.65% (A), 07/19/2035	$ 84,393	69,817
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	900,000	958,770
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (K)	1,010,867	1,098,348
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 0.86% (A), 04/25/2028	295,157	283,839
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	533,039	557,332
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	1,600,000	1,732,597
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.11% (A), 12/15/2048	1,730,992	32,992

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 0.70% (A), 05/25/2035	$ 64,218	$ 63,342
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	1,000,000	1,090,730
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1, 2.75% (A), 07/25/2059 (B)	831,994	872,244
Series 2020-RPL1, Class A1, 2.75% (A), 11/25/2059 (B)	477,886	501,048
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.38% (A), 06/10/2043 (F)	GBP 182,024	224,120
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1, 1-Month LIBOR + 0.24%, 0.42% (A), 03/25/2035	$ 365,146	324,450
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, 3-Month LIBOR + 1.03%, 1.68% (A), 10/20/2051 (B)	GBP 1,586,999	1,965,376
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 361,036	379,773
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.40% (A), 06/10/2059 (F)	GBP 611,637	725,990
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 0.95% (A), 06/10/2059 (F)	124,089	136,813
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 0.55% (A), 06/10/2059 (F)	148,773	173,288
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 0.75% (A), 06/10/2059 (F)	116,750	131,264
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 1-COFI + 1.50%, 2.24% (A), 08/25/2046	$ 667,952	592,377
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	1,500,000	1,653,453

Total Mortgage-Backed Securities (Cost $18,758,310)		18,981,463

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.0%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	315,854

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	$ 200,000	$ 329,866
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	504,651

		1,150,371

Florida - 0.0% (I)
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	200,000	220,348

Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	450,000	501,723

Michigan - 0.1%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	345,000	345,552

New Jersey - 0.1%
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	370,000	355,618

New York - 0.3%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A-4, 2.01%, 05/01/2025	400,000	417,348
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	500,000	503,735
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	700,000	929,271

		1,850,354

Texas - 0.1%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033 (M)	600,000	744,378

Utah - 0.0% (I)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 0.93% (A), 12/26/2031	38,445	38,085

West Virginia - 0.0% (I)
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	200,000	201,414

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin - 0.1%
State of Wisconsin, Revenue Bonds, Series A, 2.10%, 05/01/2026	$ 240,000	$ 249,024

Total Municipal Government Obligations (Cost $5,108,445)		5,656,867

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.4%
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	1,357,823	1,499,558
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.67%, 0.85% (A), 02/25/2023	333,406	332,652
3.34% (A), 04/25/2028	1,700,000	1,931,353
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.40%, 0.58% (A), 02/15/2041 - 09/15/2045	853,680	854,278
1-Month LIBOR + 0.35%, 0.72% (A), 01/15/2038	970,325	967,854
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 3.39% (A), 01/15/2038	970,325	53,672
Federal Home Loan Mortgage Corp., Interest Only STRIPS 1-Month LIBOR + 5.89%, 5.71% (A), 09/15/2043	1,297,616	262,036
Federal National Mortgage Association
3.50%, 06/01/2045	248,926	265,348
3.79%, 01/01/2029	800,000	938,006
4.50%, 04/01/2028 - 10/01/2041	405,739	449,365
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 0.73% (A), 02/25/2041	262,963	263,493
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	588,205	40,814
Government National Mortgage Association
1-Month LIBOR + 0.80%, 1.10% (A), 05/20/2066 - 06/20/2066	3,610,780	3,641,858
3.50%, TBA (M)	3,800,000	4,009,148
Uniform Mortgage-Backed Security
2.50%, TBA (M)	400,000	415,475
3.00%, TBA (M)	14,700,000	15,435,583
3.50%, TBA (M)	19,700,000	20,712,368
4.00%, TBA (M)	12,200,000	12,935,098

Total U.S. Government Agency Obligations (Cost $64,632,216)		65,007,959

U.S. GOVERNMENT OBLIGATIONS - 34.8%
U.S. Treasury - 34.0%
U.S. Treasury Bond
2.00%, 02/15/2050 (E) (N)	34,260,000	39,235,730
2.25%, 08/15/2049 (N)	1,120,000	1,346,931
2.88%, 11/15/2046 (N)	1,598,000	2,125,090
3.00%, 11/15/2044 - 02/15/2048 (N)	3,870,000	5,252,040
3.00%, 11/15/2045 (E)	70,000	94,352

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
3.00%, 08/15/2048 (E) (N)	$ 1,070,000	$ 1,471,501
3.13%, 11/15/2041 - 08/15/2044 (N)	5,370,000	7,291,034
3.13%, 05/15/2048 (E) (N)	2,510,000	3,517,726
4.25%, 05/15/2039 - 11/15/2040 (N)	8,470,000	13,144,929
4.38%, 05/15/2040 - 05/15/2041 (N)	4,720,000	7,504,015
4.50%, 08/15/2039 (N)	15,300,000	24,368,238
U.S. Treasury Note
0.50%, 03/31/2025 (E) (N)	9,100,000	9,197,043
1.38%, 05/31/2021 (E) (N) (O)	740,000	748,094
1.50%, 11/30/2024	50,000	52,748
1.50%, 02/15/2030 (N)	23,050,000	24,917,410
1.63%, 02/15/2026 (E) (N)	100,000	106,977
1.63%, 08/15/2029 (E)	400,000	436,453
1.75%, 01/31/2023	400,000	416,172
1.88%, 03/31/2022 - 04/30/2022 (N)	38,800,000	39,973,844
1.88%, 07/31/2022 (N) (O)	1,100,000	1,139,016
2.00%, 06/30/2024	1,000,000	1,070,664
2.00%, 08/15/2025 (E)	2,300,000	2,496,758
2.13%, 03/31/2024 (P)	800,000	857,125
2.38%, 05/15/2029 (N)	400,000	461,625
2.75%, 04/30/2023 (N) (O)	1,800,000	1,930,500
2.75%, 05/31/2023 (N)	2,700,000	2,901,656
3.00%, 09/30/2025 - 10/31/2025	1,220,000	1,390,815

		193,448,486

U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	738,143	748,871
0.50%, 01/15/2028 (N)	3,202,122	3,510,162

		4,259,033

Total U.S. Government Obligations (Cost $183,854,686)		197,707,519

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 42.9%
U.S. Cash Management Bill 0.14% (C), 09/08/2020	110,000,000	109,970,905
U.S. Treasury Bill
0.12% (C), 07/30/2020 - 08/06/2020 (P)	21,900,000	21,897,386
0.13% (C), 07/28/2020	48,400,000	48,395,172
0.15% (C), 07/28/2020 - 08/04/2020	27,800,000	27,796,546
0.17% (C), 09/10/2020	35,853,000	35,840,979

Total Short-Term U.S. Government Obligations (Cost $243,900,988)		243,900,988

	Shares	Value
OTHER INVESTMENT COMPANY - 2.2%
Securities Lending Collateral - 2.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (C)	12,684,833	12,684,833

Total Other Investment Company (Cost $12,684,833)		12,684,833

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
REPURCHASE AGREEMENTS - 3.6%

Fixed Income Clearing Corp., 0.00% (C), dated 06/30/2020, to be repurchased at $7,282,074 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $7,427,731.

	$ 7,282,074	$ 7,282,074
HSBC Bank PLC, 0.13% (C), dated 06/30/2020, to be repurchased at $13,200,048 on 07/01/2020. Collateralized by a U.S. Government Obligation, 2.13%, due 12/31/2022, and with a value of $13,619,915.	13,200,000	13,200,000

Total Repurchase Agreements (Cost $20,482,074)		20,482,074

Total Investments Excluding Options Purchased (Cost $728,172,428)		753,755,857
Total Options Purchased - 1.4% (Cost $8,357,758)		8,115,320

Total Investments (Cost $736,530,186)		761,871,177
Net Other Assets (Liabilities) - (34.1)%		(193,604,978)

Net Assets - 100.0%		$ 568,266,199

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (23.3)% (Q)

Bank of Nova Scotia, 0.24% (C), dated 04/13/2020, to be repurchased at $(79,714,831) on 07/13/2020. Collateralized by U.S. Government Obligations, 1.88% - 4.50%, due 03/31/2022 - 05/15/2041, with a total value of $(79,590,882).

	$ (79,666,500)	$ (79,708,358)
Bank of Nova Scotia, 0.24% (C), dated 04/16/2020, to be repurchased at $(5,298,219) on 07/13/2020. Collateralized by a U.S. Government Obligation, 4.25%, due 11/15/2040, with a value of $(5,267,502).	(5,295,113)	(5,297,895)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued) (Q)

JPMorgan Securities LLC,
0.06% (C), dated 06/18/2020, to be repurchased at $(335,633) on 07/02/2020. Collateralized by a U.S. Government Obligation, 2.00%, due 02/15/2050, and with a value of $(345,934).

	$ (335,625)	$ (335,632)
JPMorgan Securities LLC, 0.06% (C), dated 06/15/2020, to be repurchased at $(19,744,612) on 07/15/2020. Collateralized by a U.S. Government Obligation, 2.00%, due 02/15/2050, and with a value of $(19,948,862).	(19,743,625)	(19,744,152)
JPMorgan Securities LLC, 0.07% (C), dated 06/23/2020, to be repurchased at $(800,647) on 07/07/2020. Collateralized by a U.S. Government Obligation, 2.00%, due 02/15/2050, and with a value of $(807,179).	(800,625)	(800,637)
JPMorgan Securities LLC, 0.14% (C), dated 06/23/2020, to be repurchased at $(24,981,798) on 07/07/2020. Collateralized by a U.S. Government Obligation, 1.50%, due 02/15/2030, and with a value of $(25,052,043).	(24,980,438)	(24,981,216)
RBS Securities, Inc., 0.23% (C), dated 04/13/2020, to be repurchased at $(1,365,794) on 07/13/2020. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2049, and Cash with a total value of $(1,344,874).	(1,365,000)	(1,365,689)

Total Reverse Repurchase Agreements	$ (132,186,926)	$ (132,233,579)

EXCHANGE-TRADED OPTIONS PURCHASED:
Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,650.00	06/18/2021	USD	142,613,340	460	$ 8,357,758	$ 8,115,320

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 33	1.00%	Quarterly	06/20/2025	USD	285,000	$(12,637)	$(24,717)	$12,080
North America Investment Grade Index - Series 31	1.00	Quarterly	12/20/2023	USD	23,000,000	(260,672)	(160,070)	(100,602)

Total						$(273,309)	$(184,787)	$(88,522)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	500,000	$7,879	$4	$7,875
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	1,900,000	31,606	1,856	29,750
3-Month USD-LIBOR	Pay	0.96	Semi-Annually/Quarterly	03/31/2030	USD	3,000,000	(103,365)	(8,186)	(95,179)
3-Month USD-LIBOR	Pay	1.25	Semi-Annually/Quarterly	06/17/2025	USD	6,300,000	(292,404)	(23,597)	(268,807)
3-Month USD-LIBOR	Pay	1.25	Semi-Annually/Quarterly	06/17/2030	USD	8,200,000	(499,615)	438,634	(938,249)
3-Month USD-LIBOR	Pay	1.62	Semi-Annually/Quarterly	02/25/2030	USD	2,000,000	(201,189)	—	(201,189)
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/Quarterly	12/18/2029	USD	900,000	(181,148)	(76,695)	(104,453)
3-Month USD-LIBOR	Pay	3.00	Semi-Annually/Quarterly	02/04/2023	USD	27,600,000	(1,544,899)	—	(1,544,899)
6-Month EUR-EURIBOR	Receive	0.25	Semi-Annually/Annually	12/15/2030	EUR	4,900,000	230,336	200,776	29,560

Total							$(2,552,799)	$532,792	$(3,085,591)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	3,200,000	$ 32,461	$ (132,545)	$ 165,006
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	1,700,000	16,131	(97,356)	113,487

Total							$ 48,592	$ (229,901)	$ 278,493

									Value
OTC Swap Agreements, at value (Assets)									$ 48,592

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	262	09/21/2020	$36,389,697	$36,463,031	$73,334	$—
E-Mini Russell 2000® Index	400	09/18/2020	28,083,405	28,752,000	668,595	—
Euro-BTP Italy Government Bond	69	09/08/2020	10,797,193	11,153,789	356,596	—
MSCI EAFE Index	639	09/18/2020	56,798,785	56,819,880	21,095	—
S&P 500® E-Mini Index	607	09/18/2020	93,438,932	93,787,570	348,638	—

Total					$1,468,258	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FUTURES CONTRACTS (continued):

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(28)	09/30/2020	$(3,513,088)	$(3,520,781)	$—	$(7,693)
10-Year U.S. Treasury Ultra Note	(89)	09/21/2020	(13,959,650)	(14,016,109)	—	(56,459)
30-Year U.S. Treasury Bond	(112)	09/21/2020	(19,943,015)	(19,999,000)	—	(55,985)
Euro OAT	(34)	09/08/2020	(6,317,707)	(6,404,060)	—	(86,353)
German Euro Bund	(52)	09/08/2020	(10,224,698)	(10,312,648)	—	(87,950)
U.K. Gilt	(28)	09/28/2020	(4,779,009)	(4,775,394)	3,615	—
U.S. Treasury Ultra Bond	(139)	09/21/2020	(30,438,627)	(30,323,719)	114,908	—

Total					$118,523	$(294,440)

Total Futures Contracts					$1,586,781	$(294,440)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	07/02/2020	USD	1,015,357	EUR	910,000	$—	$(7,069)
BNP	07/02/2020	EUR	194,000	USD	219,844	—	(1,876)
CITI	07/01/2020	DKK	261,985	USD	39,554	—	(53)
CITI	07/13/2020	USD	1,694,456	PEN	5,892,641	31,005	—
CITI	10/01/2020	USD	39,637	DKK	261,985	56	—
GSB	07/01/2020	USD	131,374	DKK	895,000	—	(3,570)
GSB	12/09/2020	MXN	10,464,000	USD	473,270	—	(27,169)
HSBC	07/02/2020	USD	4,135,583	GBP	3,336,000	1,896	—
HSBC	07/27/2020	USD	29,650	RUB	2,065,529	723	—
HSBC	08/04/2020	USD	3,900,949	GBP	3,181,000	—	(41,537)
JPM	07/01/2020	DKK	102,531	USD	15,528	—	(69)
JPM	07/02/2020	EUR	151,000	USD	170,438	—	(782)
JPM	10/01/2020	USD	15,562	DKK	102,531	71	—
MSCS	07/01/2020	DKK	378,088	USD	57,037	—	(31)
MSCS	10/01/2020	USD	80,224	DKK	530,484	77	—

Total						$33,828	$(82,156)

INVESTMENT VALUATION:

Valuation Inputs (U)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (V)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$18,209,571	$—	$18,209,571
Certificate of Deposit	—	800,000	—	800,000
Corporate Debt Securities	—	150,792,055	—	150,792,055
Foreign Government Obligations	—	18,437,669	—	18,437,669
Loan Assignment	—	—	1,094,859	1,094,859
Mortgage-Backed Securities	—	18,981,463	—	18,981,463
Municipal Government Obligations	—	5,656,867	—	5,656,867
U.S. Government Agency Obligations	—	65,007,959	—	65,007,959
U.S. Government Obligations	—	197,707,519	—	197,707,519
Short-Term U.S. Government Obligations	—	243,900,988	—	243,900,988
Other Investment Company	12,684,833	—	—	12,684,833
Repurchase Agreements	—	20,482,074	—	20,482,074
Exchange-Traded Options Purchased	8,115,320	—	—	8,115,320

Total Investments	$20,800,153	$739,976,165	$1,094,859	$761,871,177

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (U)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (V)	Value
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$269,821	$—	$269,821
Over-the-Counter Credit Default Swap Agreements	—	48,592	—	48,592
Futures Contracts (W)	1,586,781	—	—	1,586,781
Forward Foreign Currency Contracts (W)	—	33,828	—	33,828

Total Other Financial Instruments	$1,586,781	$352,241	$—	$1,939,022

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(132,233,579)	$—	$(132,233,579)
Centrally Cleared Credit Default Swap Agreements	—	(273,309)	—	(273,309)
Centrally Cleared Interest Rate Swap Agreements	—	(3,095,929)	—	(3,095,929)
Futures Contracts (W)	(294,440)	—	—	(294,440)
Forward Foreign Currency Contracts (W)	—	(82,156)	—	(82,156)

Total Other Financial Instruments	$(294,440)	$(135,684,973)	$—	$(135,979,413)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $85,658,327, representing 15.1% of the Portfolio’s net assets.
(C)	Rates disclosed reflect the yields at June 30, 2020.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $34,332,274, collateralized by cash collateral of $12,684,833 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $22,348,191. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2020, the total value of Regulation S securities is $9,911,982, representing 1.7% of the Portfolio’s net assets.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of June 30, 2020; the maturity date disclosed is the ultimate maturity date.
(H)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At June 30, 2020, the total value of such securities is $44,100, representing less than 0.1% of the Portfolio’s net assets.
(I)	Percentage rounds to less than 0.1% or (0.1)%.
(J)	Fixed rate loan commitment at June 30, 2020.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2020, the total value of securities is $2,193,207, representing 0.4% of the Portfolio’s net assets.
(L)	Security is Level 3 of the fair value hierarchy.
(M)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after June 30, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(N)	Securities are subject to sale-buyback transactions. The average amount of sale buy-backs outstanding during the period ended June 30, 2020 was $7,475,676 at a weighted average interest rate of 0.10%.
(O)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $501,326.
(P)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $15,514,584.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(Q)	The average amount of reverse repurchase agreements outstanding during the period ended June 30, 2020 was $138,011,669 at a weighted average interest rate of 1.13%.
(R)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(T)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(U)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(V)	Level 3 securities were not considered significant to the Portfolio.
(W)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
CITI	Citibank, N.A.
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services Inc.

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $716,048,112) (including securities loaned of $34,332,274)	$741,389,103
Repurchase agreement, at value (cost $20,482,074)	20,482,074
Cash collateral pledged at broker for:
Centrally cleared swap agreements	542,000
Futures contracts	3,073,000
OTC swap agreements, at value	48,592
Foreign currency, at value (cost $297,556)	285,722
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	77,296,734
Net income from securities lending	2,145
Shares of beneficial interest sold	6,649
Interest	2,643,049
Variation margin receivable on centrally cleared swap agreements	94,568
Variation margin receivable on futures contracts	1,949,150
Unrealized appreciation on forward foreign currency contracts	33,828
Prepaid expenses	2,524

Total assets	847,849,138

Liabilities:
Cash collateral received upon return of:
Securities on loan	12,684,833
Cash collateral at broker for:
Repurchase agreements	577,000
Reverse repurchase agreements	12,000
OTC derivatives (A)	60,000
Reverse repurchase agreements, at value (face value $132,186,926)	132,233,579
Payables and other liabilities:
Investments purchased	893,607
When-issued, delayed-delivery, forward and TBA commitments purchased	131,766,659
Shares of beneficial interest redeemed	582,916
Due to custodian	7
Investment management fees	399,910
Distribution and service fees	122,957
Transfer agent costs	823
Trustees, CCO and deferred compensation fees	3,789
Audit and tax fees	23,704
Custody fees	60,521
Legal fees	1,284
Printing and shareholder reports fees	64,242
Other accrued expenses	12,952
Unrealized depreciation on forward foreign currency contracts	82,156

Total liabilities	279,582,939

Net assets	$568,266,199

Net assets consist of:
Capital stock ($0.01 par value)	$452,557
Additional paid-in capital	504,032,191
Total distributable earnings (accumulated losses)	63,781,451

Net assets	$568,266,199

Net assets by class:
Initial Class	$6,123,587
Service Class	562,142,612

Shares outstanding:
Initial Class	480,379
Service Class	44,775,296

Net asset value and offering price per share:
Initial Class	$12.75
Service Class	12.55

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Interest income	$5,880,203
Net income from securities lending	12,203

Total investment income	5,892,406

Expenses:
Investment management fees	2,292,986
Distribution and service fees:
Service Class	705,064
Transfer agent costs	4,119
Trustees, CCO and deferred compensation fees	9,280
Audit and tax fees	24,252
Custody fees	76,244
Legal fees	15,087
Printing and shareholder reports fees	30,918
Interest expense on sale-buybacks	3,629
Other	15,238

Total expenses	3,176,817

Net investment income (loss)	2,715,589

Net realized gain (loss) on:
Investments	33,499,412
Written options and swaptions	26,809
Swap agreements	(8,420,948)
Futures contracts	(24,559,548)
Forward foreign currency contracts	133,071
Foreign currency transactions	39,093
TBA short commitments	19,718

Net realized gain (loss)	737,607

Net change in unrealized appreciation (depreciation) on:
Investments	10,170,777
Swap agreements	(3,837,450)
Futures contracts	(5,501,847)
Forward foreign currency contracts	(70,518)
Translation of assets and liabilities denominated in foreign currencies	30,500

Net change in unrealized appreciation (depreciation)	791,462

Net realized and change in unrealized gain (loss)	1,529,069

Net increase (decrease) in net assets resulting from operations	$4,244,658

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$2,715,589	$9,988,589
Net realized gain (loss)	737,607	51,416,741
Net change in unrealized appreciation (depreciation)	791,462	42,320,551

Net increase (decrease) in net assets resulting from operations	4,244,658	103,725,881

Dividends and/or distributions to shareholders:
Initial Class	—	(25,882)
Service Class	—	(934,592)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(960,474)

Capital share transactions:
Proceeds from shares sold:
Initial Class	198,822	388,685
Service Class	11,831,466	3,252,893

	12,030,288	3,641,578

Dividends and/or distributions reinvested:
Initial Class	—	25,882
Service Class	—	934,592

	—	960,474

Cost of shares redeemed:
Initial Class	(504,324)	(964,017)
Service Class	(37,639,262)	(71,562,147)

	(38,143,586)	(72,526,164)

Net increase (decrease) in net assets resulting from capital share transactions	(26,113,298)	(67,924,112)

Net increase (decrease) in net assets	(21,868,640)	34,841,295

Net assets:
Beginning of period/year	590,134,839	555,293,544

End of period/year	$568,266,199	$590,134,839

Capital share transactions - shares:
Shares issued:
Initial Class	15,809	32,772
Service Class	950,106	280,444

	965,915	313,216

Shares reinvested:
Initial Class	—	2,164
Service Class	—	79,136

	—	81,300

Shares redeemed:
Initial Class	(41,421)	(82,258)
Service Class	(3,079,461)	(6,165,193)

	(3,120,882)	(6,247,451)

Net increase (decrease) in shares outstanding:
Initial Class	(25,612)	(47,322)
Service Class	(2,129,355)	(5,805,613)

	(2,154,967)	(5,852,935)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CASH FLOWS

For the period ended June 30, 2020 (unaudited)

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$4,244,658

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(741,063,334)
Proceeds from long-term investments	778,171,541
Purchases to cover securities sold short	(119,664,993)
Proceeds from securities sold short	119,684,711
Net amortization (accretion) of discount and premium	449,465
Net purchases/proceeds of short-term investments	(1,869,384)
Net realized (gain) loss	(737,607)
Net change in unrealized (appreciation) depreciation	(791,462)
Receivables:
(Increase) decrease in receivables for investments sold	(4,216,318)
(Increase) decrease in receivables for net income from securities lending	(1,817)
(Increase) decrease in receivables for interest	187,279
(Increase) decrease in receivable for tax reclaim	1,691
(Increase) decrease in prepaid expenses	(2,524)
Payables:
Increase (decrease) in collateral for securities on loan	8,220,622
Increase (decrease) in payables for investments purchased	(9,326,007)
Increase (decrease) in accrued liabilities	(27,185)
Net cash provided by (used for) written options and swaptions transactions	26,809
Net cash provided by (used for) swap agreement transactions	(10,498,836)
Net cash provided by (used for) in futures contracts transactions	(30,760,994)
Net cash provided by (used for) in forward foreign currency contracts	203,589
Net cash provided by (used for) foreign currency transactions	100,093

Net cash provided by (used for) operating activities	(7,670,003)

Cash flows from financing activities:
Increase (decrease) to custodian for cash overdraft	7
Proceeds of shares sold, net of receivable for shares sold	12,029,240
Payment of shares redeemed, net of payable for shares redeemed	(37,684,276)
Increase (decrease) from reverse repurchase agreements	18,504,742
Proceeds from sale-buyback financing transactions	632,992,213
Payments from sale-buyback financing transactions	(626,311,197)

Net cash provided by (used for) financing activities	(469,271)

Net increase (decrease) in cash and foreign currencies	(8,139,274)

Cash and foreign currencies, at beginning of period (A)	$12,688,996

Cash and foreign currencies, at end of period (A)	$3,251,722

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$3,629

(A)	For the period ended June 30, 2020, the beginning and ending cash balances consist of the following:

	Beginning of Period	End of Period
Assets:
Cash	$22,002	$—
Cash collateral pledged at broker for:
Reverse repurchase agreements	1,181,000	—
Centrally cleared swap agreements	471,000	542,000
Futures contracts	11,993,000	3,073,000
Foreign currency, at value	901,994	285,722

Total assets	14,568,996	3,900,722

Liabilities:
Cash collateral received at broker for:
Repurchase agreements	—	577,000
Reverse repurchase agreements	—	12,000
OTC derivatives	1,880,000	60,000

Total liabilities	1,880,000	649,000

Net cash per statement of assets and liabilities	$12,688,996	$3,251,722

Total cash and foreign currencies per statement of cash flows	$12,688,996	$3,251,722

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.62		$10.57		$12.67		$11.91		$11.33		$12.00

Investment operations:
Net investment income (loss) (A)	0.07		0.23		0.23		0.16		0.10(B	)	0.04
Net realized and unrealized gain (loss)	0.06		1.87		(0.98)		1.28		0.54		(0.31)

Total investment operations	0.13		2.10		(0.75)		1.44		0.64		(0.27)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.05)		(0.43)		(0.07)		(0.06)		—
Net realized gains	—		—		(0.92)		(0.61)		—		(0.40)

Total dividends and/or distributions to shareholders	—		(0.05)		(1.35)		(0.68)		(0.06)		(0.40)

Net asset value, end of period/year	$12.75		$12.62		$10.57		$12.67		$11.91		$11.33

Total return	1.03	%(C)	19.90%		(6.75)%		12.42%		5.65%		(2.27)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$6,124		$6,386		$5,850		$6,772		$6,540		$6,714
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87	%(D)	0.91%		0.92%		0.93%		0.87%		0.86%
Including waiver and/or reimbursement and recapture	0.87	%(D)	0.91%		0.92%		0.93%		0.86	%(B)	0.86%
Net investment income (loss) to average net assets	1.20	%(D)	1.96%		1.88%		1.31%		0.84	%(B)	0.32%
Portfolio turnover rate	33	%(C)(E)	50	%(E)	50	%(E)	50	%(E)	59	%(E)	70%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Excludes sale-buyback transactions.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.45		$10.42		$12.51		$11.76		$11.20		$11.90

Investment operations:
Net investment income (loss) (A)	0.06		0.20		0.19		0.13		0.07(B	)	0.01
Net realized and unrealized gain (loss)	0.04		1.85		(0.96)		1.27		0.52		(0.31)

Total investment operations	0.10		2.05		(0.77)		1.40		0.59		(0.30)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.02)		(0.40)		(0.04)		(0.03)		—
Net realized gains	—		—		(0.92)		(0.61)		—		(0.40)

Total dividends and/or distributions to shareholders	—		(0.02)		(1.32)		(0.65)		(0.03)		(0.40)

Net asset value, end of period/year	$12.55		$12.45		$10.42		$12.51		$11.76		$11.20

Total return	0.80	%(C)	19.68%		(6.94)%		12.04%		5.38%		(2.55)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$562,142		$583,749		$549,444		$669,140		$649,610		$607,082
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12	%(D)	1.16%		1.17%		1.18%		1.12%		1.11%
Including waiver and/or reimbursement and recapture	1.12	%(D)	1.16%		1.17%		1.18%		1.11	%(B)	1.11%
Net investment income (loss) to average net assets	0.95	%(D)	1.71%		1.63%		1.06%		0.59	%(B)	0.07%
Portfolio turnover rate	33	%(C)(E)	50	%(E)	50	%(E)	50	%(E)	59	%(E)	70%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at June 30, 2020. Open secured loan participations and assignments at June 30, 2020, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at June 30, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

TIPS held at June 30, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at June 30, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Open reverse repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the period ended June 30, 2020, the Portfolio earned price drop fee income of $47,418. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at June 30, 2020, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,940,675	$—	$—	$—	$1,940,675
U.S. Government Obligations	10,744,158	—	—	—	10,744,158
Total Securities Lending Transactions	$12,684,833	$—	$—	$—	$12,684,833
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$132,221,579	$—	$—	$132,221,579
Cash	12,000	—	—	—	12,000
Total Reverse Repurchase Agreements	$12,000	$132,221,579	$—	$—	$132,233,579
Total Borrowings	$12,696,833	$132,221,579	$—	$—	$144,918,412

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Straddle swaptions: The Portfolio may purchase or write straddle swaption agreements which is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at June 30, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements and open OTC swap agreements at June 30, 2020, if any, is listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2020, if any, are listed within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$8,115,320	$—	$—	$8,115,320
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	269,821	—	—	—	—	269,821
OTC swaps:
OTC swap agreements, at value	—	—	—	48,592	—	48,592
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	548,453	—	1,038,328	—	—	1,586,781
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	33,828	—	—	—	33,828
Total	$818,274	$33,828	$9,153,648	$48,592	$—	$10,054,342

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$(2,822,620)	$—	$—	$(273,309)	$—	$(3,095,929)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(294,440)	—	—	—	—	(294,440)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(82,156)	—	—	—	(82,156)
Total	$(3,117,060)	$(82,156)	$—	$(273,309)	$—	$(3,472,525)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$13,704,454	$—	$—	$13,704,454
Written options and swaptions	26,809	—	—	—	—	26,809
Swap agreements	110,778	—	(8,381,296)	(150,430)	—	(8,420,948)
Futures contracts	(5,710,257)	—	(18,849,291)	—	—	(24,559,548)
Forward foreign currency contracts	—	133,071	—	—	—	133,071
Total	$(5,572,670)	$133,071	$(13,526,133)	$(150,430)	$—	$(19,116,162)

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(327,556)	$—	$—	$(327,556)
Swap agreements	(2,348,101)	—	(1,770,441)	281,092	—	(3,837,450)
Futures contracts	(710,004)	—	(4,791,843)	—	—	(5,501,847)
Forward foreign currency contracts	—	(70,518)	—	—	—	(70,518)
Total	$(3,058,105)	$(70,518)	$(6,889,840)	$281,092	$—	$(9,737,371)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Options:
Average value of option contracts purchased	$6,078,405
Average value of option contracts written	(30,259)
Average notional value of swaption contracts written	(1,428,572)
Credit default swaps:
Average notional value — buy protection	23,000,000
Average notional value — sell protection	6,253,571
Interest rate swaps:
Average notional value — pays fixed rate	44,342,857
Average notional value — receives fixed rate	6,428,403
Total return swaps:
Average notional value — long	42,457,602
Futures contracts:
Average notional value of contracts — long	215,059,139
Average notional value of contracts — short	(87,728,353)
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	7,208,996
Average contract amounts sold — in USD	11,321,951

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
BNP Paribas	$—	$—	$—	$—	$8,945	$—	$—	$8,945
Citibank, N.A.	31,061	(53)	—	31,008	53	(53)	—	—
Goldman Sachs Bank	—	—	—	—	30,739	—	—	30,739
Goldman Sachs International	48,592	—	(48,592)	—	—	—	—	—
HSBC Bank USA	2,619	(2,619)	—	—	41,537	(2,619)	—	38,918
JPMorgan Chase Bank, N.A.	71	(71)	—	—	851	(71)	—	780
Morgan Stanley & Co., Inc.	77	(31)	—	46	31	(31)	—	—
Other Derivatives (C)	9,971,922	—	—	9,971,922	3,390,369	—	—	3,390,369

Total	$10,054,342	$(2,774)	$(48,592)	$10,002,976	$3,472,525	$(2,774)	$—	$3,469,751

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS (continued)

financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.81%
Over $250 million up to $750 million	0.80
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2021
Service Class	1.20	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 30,271,261	$ 106,378,338	$ 50,152,844	$ 104,270,201

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 736,530,186	$ 30,657,166	$ (6,956,741)	$ 23,700,425

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 1-year period and below the median for the past 3-, 5- and 10-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on September 17, 2012 pursuant to its current investment objective and investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Balanced VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$1,030.00	$4.44	$1,020.50	$4.42	0.88%
Service Class	1,000.00	1,028.70	5.70	1,019.20	5.67	1.13

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	48.9%
Corporate Debt Securities	32.8
Short-Term U.S. Government Obligations	31.8
U.S. Government Agency Obligations	9.8
Asset-Backed Securities	4.0
Mortgage-Backed Securities	4.0
Foreign Government Obligations	3.8
Other Investment Company	2.3
Repurchase Agreement	1.5
Municipal Government Obligations	1.3
Exchange-Traded Options Purchased	1.0
Loan Assignment	0.3
Certificates of Deposit	0.1
Net Other Assets (Liabilities) ^	(41.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	6.72
Duration †	6.10
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 4.0%
Arbor Realty Commercial Real Estate Notes, Ltd. Series 2019-FL1, Class A, 1-Month LIBOR + 1.15%, 1.33% (A), 05/15/2037 (B)	$ 500,000	$ 487,894
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 2.09% (A), 04/25/2026 (B)	86,235	86,080
Baring BDC Static CLO, Ltd. Series 2019-1A, Class A1, 3-Month LIBOR + 1.02%, 2.24% (A), 04/15/2027 (B)	235,781	234,811
Bear Stearns Asset-Backed Securities Trust Series 2005-SD1, Class 2M2, 1-Month LIBOR + 1.20%, 1.38% (A), 01/25/2045	230,531	229,831
Crown Point CLO 5, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 2.07% (A), 07/17/2028 (B)	599,550	591,402
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 2.33% (A), 01/16/2026 (B)	132,566	132,308
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.12% (A), 10/15/2027 (B)	876,240	867,211
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 0.84% (A), 07/25/2035	251,025	247,638
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 1.07% (A), 03/25/2035	90,739	90,680
Flagship CLO VIII, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 2.03% (A), 01/16/2026 (B)	122,970	122,393
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	1,200,000	1,213,905
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 1.25% (A), 06/25/2035	300,000	289,198
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 2.16% (A), 01/21/2028 (B)	299,069	295,929
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 2.20% (A), 10/22/2025 (B)	176,097	175,213
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 0.44% (A), 06/25/2037	668,026	651,332

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	$ 525,114	$ 533,094
LoanCore Issuer, Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 1.31% (A), 05/15/2036 (B)	500,000	486,446
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 2.12% (A), 04/15/2028 (B)	992,927	974,649
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 1.01% (A), 10/25/2034	261,805	252,655
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 2.02% (A), 10/15/2026 (B)	247,580	245,343
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.88% (A), 12/26/2031 (B)	16,472	15,898
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 1.29% (A), 11/15/2026 (B)	312,030	309,876
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 1.13% (A), 11/25/2065 (B)	248,766	241,753
RASC Trust Series 2007-KS2, Class AI4, 1-Month LIBOR + 0.22%, 0.40% (A), 02/25/2037	200,000	178,814
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.45%, 0.63% (A), 11/25/2037	300,000	280,884
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 1.63% (A), 02/17/2032 (B)	543,216	544,637
Towd Point Mortgage Trust
Series 2019-HY2, Class A1,
1-Month LIBOR + 1.00%, 1.18% (A), 05/25/2058 (B)	265,162	263,617
Series 2019-SJ3, Class A1,
3.00% (A), 11/25/2059 (B)	240,238	244,031
Venture XIV CLO, Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 1.40% (A), 08/28/2029 (B)	800,000	778,107
Zais CLO, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 2.37% (A), 04/15/2028 (B)	493,972	488,905

Total Asset-Backed Securities (Cost $11,599,045)		11,554,534

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CERTIFICATE OF DEPOSIT - 0.1%
Banks - 0.1%
Lloyds Bank Corporate Markets PLC 3-Month LIBOR + 0.50%, 1.82% (A), 10/26/2020	$ 400,000	$ 400,000

Total Certificate of Deposit (Cost $400,000)		400,000

CORPORATE DEBT SECURITIES - 32.8%
Aerospace & Defense - 0.1%
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	200,000	182,000
3.95%, 06/15/2023	100,000	84,500

		266,500

Airlines - 1.0%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	338,728	310,660
3.25%, 04/15/2030	84,666	69,183
3.50%, 08/15/2033	98,460	81,793
4.00%, 01/15/2027	56,341	43,011
British Airways Pass-Through Trust
3.35%, 12/15/2030 (B)	199,171	164,315
3.80%, 03/20/2033 (B)	180,725	173,030
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	917,383	788,973
Southwest Airlines Co. 5.13%, 06/15/2027	200,000	206,921
Southwest Airlines Co. Pass-Through Trust 6.65%, 08/01/2022	68,160	67,306
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	73,223	62,034
United Airlines Pass-Through Trust
2.88%, 04/07/2030	433,923	405,219
3.10%, 04/07/2030	433,923	362,292

		2,734,737

Banks - 6.3%
AIB Group PLC 4.75%, 10/12/2023 (B)	400,000	431,210
Banco de Credito del Peru 4.65%, 09/17/2024 (B)	PEN 1,300,000	376,243
Banco Santander SA 3.49%, 05/28/2030	$ 200,000	214,761
Bank of America Corp. Fixed until 12/20/2027, 3.42% (A), 12/20/2028	2,260,000	2,517,306
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	400,000	427,873
Barclays PLC
3.25%, 02/12/2027, MTN (C)	GBP 400,000	525,890
3.65%, 03/16/2025	$ 500,000	542,055
4.34%, 01/10/2028	400,000	444,068
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	400,000	421,164
BNP Paribas SA Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	900,000	996,127

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Citigroup, Inc. 4.40%, 06/10/2025	$ 300,000	$ 335,942
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	1,400,000	1,422,274
HSBC Holdings PLC Fixed until 06/04/2031, 2.85% (A)	900,000	919,067
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	232,067
4.55%, 08/16/2028	1,000,000	1,171,898
Mitsubishi UFJ Financial Group, Inc. 3-Month LIBOR + 1.88%, 2.23% (A), 03/01/2021	292,000	295,241
Mizuho Financial Group, Inc.
3-Month LIBOR + 1.00%, 1.31% (A), 09/11/2024	400,000	396,971
Fixed until 07/16/2024, 2.84% (A), 07/16/2025	400,000	419,521
Royal Bank of Scotland Group PLC
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	400,000	471,000
Fixed until 08/15/2021 (D), 8.63% (A)	600,000	623,850
Santander Group Holdings PLC 3.13%, 01/08/2021	100,000	101,232
Santander Holdings USA, Inc. 3.45%, 06/02/2025	400,000	416,674
Stichting AK Rabobank Certificaten Zero Coupon, 12/29/2049 (C) (D)	EUR 400,000	476,364
Sumitomo Mitsui Financial Group, Inc. 2.13%, 07/08/2030	$ 600,000	601,102
SVB Financial Group 3.13%, 06/05/2030	300,000	321,650
Truist Financial Corp. Fixed until 03/01/2030 (D), 5.10% (A)	600,000	619,560
UniCredit SpA 6.57%, 01/14/2022 (B)	400,000	422,626
Wells Fargo & Co.
Fixed until 02/11/2025, 2.16% (A), 02/11/2026, MTN	800,000	824,516
3.00%, 02/19/2025, MTN	200,000	215,924
Fixed until 06/17/2026, 3.20% (A), 06/17/2027, MTN	300,000	325,289
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	700,000	704,637

		18,214,102

Beverages - 0.3%
Bacardi, Ltd.
4.45%, 05/15/2025 (B)	100,000	109,362
4.70%, 05/15/2028 (B)	150,000	169,660
5.15%, 05/15/2038 (B)	100,000	117,319
Suntory Holdings, Ltd. 2.25%, 10/16/2024 (B)	400,000	416,611

		812,952

Biotechnology - 0.2%
AbbVie, Inc. 2.60%, 11/21/2024 (B)	300,000	318,484

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Amgen, Inc. 4.40%, 05/01/2045	$ 300,000	$ 373,250

		691,734

Building Products - 0.5%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	600,000	614,700
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	410,000	455,245
Standard Industries, Inc. 4.38%, 07/15/2030 (B)	300,000	299,250

		1,369,195

Capital Markets - 1.1%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	400,000	392,500
Brighthouse Holdings LLC 6.50% (E), 07/27/2037 (B) (D)	200,000	206,073
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	900,000	992,108
Deutsche Bank AG
3-Month LIBOR + 1.29%, 1.85% (A), 02/04/2021	600,000	596,882
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	200,000	209,816
Lazard Group LLC 3.75%, 02/13/2025	30,000	31,853
Nomura Holdings, Inc. 2.65%, 01/16/2025	300,000	312,930
S&P Global, Inc. 4.40%, 02/15/2026	40,000	47,079
UBS Group AG 4.13%, 09/24/2025 (B)	400,000	453,382

		3,242,623

Chemicals - 0.7%
Huntsman International LLC 4.50%, 05/01/2029	370,000	389,268
International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	400,000	402,001
Sasol Financing USA LLC 5.88%, 03/27/2024	200,000	178,000
Syngenta Finance NV
3.13%, 03/28/2022	100,000	101,353
5.18%, 04/24/2028 (B)	400,000	426,679
Yara International ASA 3.15%, 06/04/2030 (B)	400,000	413,501

		1,910,802

Commercial Services & Supplies - 0.2%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (B)	200,000	199,000
RELX Capital, Inc. 4.00%, 03/18/2029	300,000	348,403

		547,403

Consumer Finance - 0.4%
Discover Financial Services 4.50%, 01/30/2026	200,000	224,111
Nissan Motor Acceptance Corp. 2.80%, 01/13/2022 (B)	400,000	396,180

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Springleaf Finance Corp. 8.88%, 06/01/2025	$ 300,000	$ 320,715
Synchrony Financial 5.15%, 03/19/2029	100,000	112,745

		1,053,751

Containers & Packaging - 0.1%
Bemis Co., Inc. 2.63%, 06/19/2030	300,000	307,586

Diversified Consumer Services - 0.8%
Nationwide Building Society 3.90%, 07/21/2025 (B)	1,900,000	2,130,861
Yale University 1.48%, 04/15/2030	200,000	202,151

		2,333,012

Diversified Financial Services - 1.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 10/01/2025 - 04/03/2026	1,200,000	1,150,103
Aircastle, Ltd. 5.50%, 02/15/2022	100,000	100,933
Doric Nimrod Air Finance Alpha, Ltd. Pass-Through Trust 5.13%, 11/30/2024 (B)	69,328	64,140
Fairstone Financial, Inc. 7.88%, 07/15/2024 (B)	200,000	196,000
GE Capital Funding LLC 4.40%, 05/15/2030 (B)	700,000	728,423
Helios Leasing I LLC 1.56%, 09/28/2024	75,393	76,517
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	400,000	409,006
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	500,000	513,115
Tagua Leasing LLC 1.58%, 11/16/2024	79,808	81,004

		3,319,241

Diversified Telecommunication Services - 1.0%
AT&T, Inc.
2.30%, 06/01/2027	500,000	517,635
3.65%, 06/01/2051	200,000	209,404
4.13%, 02/17/2026	150,000	170,940
4.30%, 02/15/2030	227,000	266,032
4.35%, 03/01/2029	500,000	582,979
Bell Canada, Inc. 4.30%, 07/29/2049	200,000	245,379
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B) (F)	200,000	210,864
Verizon Communications, Inc. 4.33%, 09/21/2028	617,000	742,574

		2,945,807

Electric Utilities - 3.5%
AEP Texas, Inc. 3.95%, 06/01/2028	500,000	568,681
Alabama Power Co. 3.45%, 10/01/2049	300,000	327,445

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Avangrid, Inc. 3.80%, 06/01/2029	$ 500,000	$ 578,842
Centrais Eletricas Brasileiras SA 4.63%, 02/04/2030 (B)	300,000	286,125
DTE Electric Co. 3.70%, 06/01/2046	1,000,000	1,159,387
Edison International 3.55%, 11/15/2024	100,000	105,391
Enel Finance International NV 2.65%, 09/10/2024 (B)	800,000	835,652
Entergy Louisiana LLC 3.30%, 12/01/2022	100,000	105,348
Entergy Mississippi LLC 2.85%, 06/01/2028	1,100,000	1,189,582
Interstate Power & Light Co. 2.30%, 06/01/2030	300,000	305,656
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	300,000	320,730
NextEra Energy Capital Holdings, Inc. 3.20%, 02/25/2022	400,000	417,177
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	200,000	230,859
Pacific Gas & Electric Co.
3.50%, 06/15/2025 (G)	20,000	22,050
4.25%, 08/01/2023	300,000	341,997
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	600,000	673,786
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.88%, 07/17/2049 (B)	300,000	326,250
Southern California Edison Co.
3.90%, 03/15/2043	100,000	110,626
4.00%, 04/01/2047	600,000	683,726
4.05%, 03/15/2042	100,000	113,213
4.65%, 10/01/2043	100,000	122,439
Southwestern Electric Power Co. 6.20%, 03/15/2040	600,000	825,162
SP Group Treasury Pte, Ltd. 3.38%, 02/27/2029 (B)	250,000	281,564

		9,931,688

Electronic Equipment, Instruments & Components - 0.3%
Arrow Electronics, Inc. 3.25%, 09/08/2024	300,000	318,015
Flex, Ltd.
4.75%, 06/15/2025	200,000	223,262
4.88%, 06/15/2029	170,000	187,608

		728,885

Energy Equipment & Services - 0.0% (H)
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (C)	75,006	63,756

Entertainment - 0.3%
Walt Disney Co.
2.00%, 09/01/2029	300,000	305,705
2.65%, 01/13/2031	400,000	423,863

		729,568

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 3.7%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	$ 100,000	$ 112,100
4.30%, 01/15/2026	1,090,000	1,240,595
4.50%, 07/30/2029	200,000	239,615
American Campus Communities Operating Partnership, LP 2.85%, 02/01/2030	300,000	289,766
American Tower Corp.
3.38%, 10/15/2026	600,000	667,331
4.00%, 06/01/2025	300,000	336,787
4.40%, 02/15/2026	670,000	773,939
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 1.74% (A), 02/01/2022	600,000	588,822
Crown Castle International Corp.
4.45%, 02/15/2026	200,000	229,257
5.25%, 01/15/2023	900,000	1,001,483
Equinix, Inc. 2.63%, 11/18/2024	200,000	212,924
Essex Portfolio, LP 4.00%, 03/01/2029	500,000	581,223
Healthpeak Properties, Inc. 2.88%, 01/15/2031	300,000	308,070
Kilroy Realty, LP 4.38%, 10/01/2025	590,000	633,626
Mid-America Apartments, LP 4.00%, 11/15/2025	580,000	644,262
National Retail Properties, Inc. 4.80%, 10/15/2048	500,000	535,877
Sabra Health Care, LP 4.80%, 06/01/2024	400,000	400,880
UDR, Inc. 3.00%, 08/15/2031	300,000	319,985
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	500,000	540,685
Weyerhaeuser Co. 4.63%, 09/15/2023	500,000	556,675
WP Carey, Inc. 4.60%, 04/01/2024	400,000	425,819

		10,639,721

Food Products - 0.0% (H)
Kraft Heinz Foods Co. 3.95%, 07/15/2025	126,000	133,690

Gas Utilities - 0.8%
Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	400,000	422,486
Piedmont Natural Gas Co., Inc. 3.50%, 06/01/2029	1,000,000	1,140,171
Southern California Gas Co. 4.13%, 06/01/2048	500,000	622,695

		2,185,352

Health Care Equipment & Supplies - 0.4%
Boston Scientific Corp.
2.65%, 06/01/2030	100,000	104,208
3.38%, 05/15/2022	650,000	679,211
Stryker Corp. 1.95%, 06/15/2030 (F)	400,000	402,669

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.
3.15%, 04/01/2022	$ 30,000	$ 31,118
3.55%, 04/01/2025	30,000	32,584

		1,249,790

Health Care Providers & Services - 1.1%
Adventist Health System 2.43%, 09/01/2024	400,000	415,212
AHS Hospital Corp. 5.02%, 07/01/2045	400,000	525,615
CHRISTUS Health 4.34%, 07/01/2028	300,000	338,870
CVS Health Corp. 5.05%, 03/25/2048	500,000	654,946
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	200,000	262,187
HCA, Inc. 4.13%, 06/15/2029	100,000	110,309
Memorial Sloan-Kettering Cancer Center 2.96%, 01/01/2050	200,000	214,739
Northwell Healthcare, Inc. 3.98%, 11/01/2046	400,000	418,493
UnitedHealth Group, Inc. 2.90%, 05/15/2050	100,000	105,602

		3,045,973

Hotels, Restaurants & Leisure - 0.4%
GLP Capital, LP / GLP Financing II, Inc.
4.00%, 01/15/2030	200,000	198,250
5.38%, 04/15/2026	100,000	109,259
Las Vegas Sands Corp. 2.90%, 06/25/2025	200,000	194,259
McDonald’s Corp. 3.80%, 04/01/2028, MTN	400,000	467,348
Sands China, Ltd. 4.60%, 08/08/2023	200,000	210,560
Wynn Macau, Ltd. 5.13%, 12/15/2029 (B) (F)	100,000	97,000

		1,276,676

Industrial Conglomerates - 0.1%
General Electric Co.
Fixed until 01/21/2021 (D), 5.00% (A)	200,000	156,216
5.55%, 01/05/2026, MTN	100,000	115,159

		271,375

Insurance - 0.9%
Fidelity National Financial, Inc. 3.40%, 06/15/2030	400,000	416,418
First American Financial Corp. 4.60%, 11/15/2024	20,000	21,553
Great-West Lifeco Finance, LP 4.05%, 05/17/2028 (B)	200,000	226,712
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	100,000	122,184
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	1,000,000	1,040,893
Principal Life Global Funding II 3.00%, 04/18/2026 (B)	300,000	330,989

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Reliance Standard Life Global Funding II 2.75%, 01/21/2027 (B)	$ 400,000	$ 391,657
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	117,385

		2,667,791

Interactive Media & Services - 0.1%
Tencent Holdings, Ltd. 3.98%, 04/11/2029 (B)	200,000	224,171

Internet & Direct Marketing Retail - 0.0% (H)
Amazon.com, Inc. 2.50%, 06/03/2050	100,000	102,662

Machinery - 0.2%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	600,000	636,086

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	300,000	318,707

Media - 0.9%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	700,000	716,233
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	500,000	560,841
4.80%, 03/01/2050	300,000	332,047
Comcast Corp.
4.40%, 08/15/2035	20,000	24,766
4.75%, 03/01/2044	500,000	658,281
Discovery Communications LLC 5.00%, 09/20/2037	300,000	355,073

		2,647,241

Multi-Utilities - 0.2%
Black Hills Corp. 2.50%, 06/15/2030	400,000	413,321
CenterPoint Energy, Inc. Fixed until 09/01/2023 (D), 6.13% (A)	100,000	97,000

		510,321

Oil, Gas & Consumable Fuels - 2.1%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	300,000	334,904
Diamondback Energy, Inc. 2.88%, 12/01/2024	300,000	300,173
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (C)	400,000	418,109
Energy Transfer Operating, LP
4.75%, 01/15/2026	40,000	43,426
7.50%, 07/01/2038	100,000	117,615
Eni SpA 4.75%, 09/12/2028 (B)	200,000	222,886
NGPL PipeCo LLC 4.88%, 08/15/2027 (B)	300,000	329,676
ONEOK, Inc. 4.35%, 03/15/2029	700,000	736,411
Pertamina Persero PT 4.18%, 01/21/2050 (B)	400,000	401,044

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	$ 400,000	$ 368,000
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,000,000	1,126,150
Sinopec Group Overseas Development, Ltd. 4.13%, 09/12/2025 (B)	500,000	563,157
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	100,000	126,515
Valero Energy Corp. 4.00%, 04/01/2029	500,000	556,185
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	20,000	20,961
3.70%, 03/15/2028 (B)	500,000	510,524

		6,175,736

Pharmaceuticals - 0.9%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	1,000,000	1,223,452
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (B)	600,000	673,304
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	300,000	332,875
Zoetis, Inc. 3.90%, 08/20/2028	400,000	471,095

		2,700,726

Professional Services - 0.1%
IHS Markit, Ltd. 4.75%, 08/01/2028	300,000	352,029

Road & Rail - 0.5%
Avolon Holdings Funding, Ltd. 2.88%, 02/15/2025 (B)	100,000	83,916
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	400,000	360,084
Kansas City Southern 4.95%, 08/15/2045	500,000	642,361
Park Aerospace Holdings, Ltd. 5.50%, 02/15/2024 (B)	200,000	182,968
Union Pacific Corp. 4.10%, 09/15/2067	200,000	239,778

		1,509,107

Semiconductors & Semiconductor Equipment - 0.2%
Marvell Technology Group, Ltd. 4.20%, 06/22/2023	200,000	214,910
Micron Technology, Inc. 4.19%, 02/15/2027	400,000	443,103

		658,013

Software - 0.5%
Fair Isaac Corp. 4.00%, 06/15/2028 (B)	170,000	170,425
Infor, Inc. 1.75%, 07/15/2025 (B)	400,000	401,671
Microsoft Corp.
2.53%, 06/01/2050	186,000	193,999
4.10%, 02/06/2037	314,000	404,882
Oracle Corp. 2.95%, 05/15/2025	290,000	316,871

		1,487,848

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals - 0.8%
Apple, Inc.
2.90%, 09/12/2027	$ 200,000	$ 224,213
3.35%, 02/09/2027	300,000	341,769
4.65%, 02/23/2046	200,000	275,430
Dell International LLC / EMC Corp.
5.30%, 10/01/2029 (B)	200,000	220,746
8.10%, 07/15/2036 (B)	600,000	791,242
Seagate HDD Cayman 4.13%, 01/15/2031 (B)	400,000	420,311

		2,273,711

Tobacco - 0.2%
BAT Capital Corp. 4.39%, 08/15/2037	400,000	436,443

Trading Companies & Distributors - 0.1%
BOC Aviation, Ltd. 3.50%, 10/10/2024 (B)	200,000	207,312

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B)	20,000	20,638
3.90%, 03/22/2023 (B)	200,000	208,272

		228,910

Wireless Telecommunication Services - 0.4%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC
4.74%, 09/20/2029 (B)	400,000	434,088
5.15%, 09/20/2029 (B)	400,000	460,000
Vodafone Group PLC 3.75%, 01/16/2024	300,000	327,634

		1,221,722

Total Corporate Debt Securities (Cost $88,293,575)		94,364,455

FOREIGN GOVERNMENT OBLIGATIONS - 3.8%
Canada - 0.3%
Province of Quebec 2.50%, 04/20/2026	900,000	987,072

Indonesia - 0.3%
Indonesia Government International Bond 4.45%, 02/11/2024	800,000	867,516

Japan - 1.2%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	1,800,000	1,871,479
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	1,500,000	1,516,920

		3,388,399

Kuwait - 0.2%
Kuwait International Government Bond 3.50%, 03/20/2027 (C)	500,000	557,580

Peru - 0.4%
Peru Government International Bond
5.94%, 02/12/2029 (B)	PEN 1,200,000	391,104
5.94%, 02/12/2029 (C)	1,500,000	487,873
8.20%, 08/12/2026 (B)	600,000	219,031

		1,098,008

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Qatar - 1.1%
Qatar Government International Bond
2.38%, 06/02/2021 (C)	$ 2,800,000	$ 2,833,600
4.50%, 01/20/2022 (C)	200,000	210,471

		3,044,071

Republic of South Africa - 0.1%
Republic of South Africa Government International Bond 4.85%, 09/30/2029	300,000	283,632

United Arab Emirates - 0.2%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	500,000	546,250

Total Foreign Government Obligations (Cost $10,353,135)		10,772,528

LOAN ASSIGNMENT - 0.3%
Capital Markets - 0.3%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61%, 10/15/2038 (I) (J) (K)	714,422	703,838

Total Loan Assignment (Cost $704,601)		703,838

MORTGAGE-BACKED SECURITIES - 4.0%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.97% (A), 04/24/2049 (C)	GBP 181,007	225,143
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 1.23% (A), 04/15/2036 (B)	$ 500,000	476,198
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 3.81% (A), 05/25/2034	7,498	7,312
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 0.62% (A), 07/25/2035	1,263	1,262
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 0.46% (A), 05/25/2037	338,935	312,666
CHL Mortgage Pass-Through Trust Series 2004-J3, Class A7, 5.50%, 05/25/2034	131,537	135,354
COMM Mortgage Trust Series 2018-HOME, Class A, 3.94% (A), 04/10/2033 (B)	400,000	451,617
Credit Suisse Mortgage Capital Certificates Series 2019-RPL4, Class A1, 3.52%, 08/26/2058 (B)	277,137	282,972
CSMC Trust Series 2019-RPL9, Class A1, 3.09% (A), 10/27/2059 (B)	194,675	200,069

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
DBGS Mortgage Trust Series 2019-1735, Class A, 3.84%, 04/10/2037 (B)	$ 200,000	$ 223,295
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,000,000	1,072,346
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.36% (A), 12/10/2044 (C)	GBP 77,000	94,276
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 3.65% (A), 07/19/2035	$56,262	46,544
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	600,000	639,180
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (J)	505,433	549,174
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 0.86% (A), 04/25/2028	158,931	152,836
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	355,359	371,555
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	900,000	974,586
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.11% (A), 12/15/2048	1,592,512	30,352
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 0.70% (A), 05/25/2035	33,998	33,534
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	700,000	763,511
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1,
2.75% (A), 07/25/2059 (B)	554,663	581,496
Series 2020-RPL1, Class A1,
2.75% (A), 11/25/2059 (B)	286,731	300,629
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.38% (A), 06/10/2043 (C)	GBP 54,190	66,723
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, 3-Month LIBOR + 1.03%, 1.68% (A), 10/20/2051 (B)	952,200	1,179,226
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 270,777	284,830

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.40% (A), 06/10/2059 (C)	GBP 349,867	$ 415,279
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 0.95% (A), 06/10/2059 (C)	71,384	78,704
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 0.55% (A), 06/10/2059 (C)	85,394	99,466
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 0.75% (A), 06/10/2059 (C)	66,714	75,008
WaMu Mortgage Pass-Through Certificates Trust Series 2006-AR9, Class 2A, 1-COFI + 1.50%, 2.24% (A), 08/25/2046	$ 471,496	418,148
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	900,000	992,072

Total Mortgage-Backed Securities (Cost $11,378,782)		11,535,363

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.3%
California - 0.3%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	315,854
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	329,866
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	504,651

		1,150,371

Florida - 0.1%
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	200,000	220,348

Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	200,000	222,988

Michigan - 0.1%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	215,000	215,344

New Jersey - 0.1%
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	200,000	192,226

New York - 0.3%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A-4, 2.01%, 05/01/2025	300,000	313,011

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	$ 300,000	$ 302,241
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	400,000	531,012

		1,146,264

Texas - 0.1%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033 (L)	300,000	372,189

Utah - 0.0% (H)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 0.93% (A), 12/26/2031	25,630	25,390

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	170,000	171,202

Wisconsin - 0.1%
State of Wisconsin, Revenue Bonds, Series A, 2.10%, 05/01/2026	140,000	145,264

Total Municipal Government Obligations (Cost $3,446,115)		3,861,586

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.8%
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	842,609	930,564
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.67%, 0.85% (A), 02/25/2023	100,022	99,796
3.34% (A), 04/25/2028	1,000,000	1,136,090
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.40%, 0.58% (A), 02/15/2041 - 09/15/2045	262,954	263,162
1-Month LIBOR + 0.35%, 0.72% (A), 01/15/2038	535,352	533,988
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 3.39% (A), 01/15/2038	535,352	29,612
Federal Home Loan Mortgage Corp., Interest Only STRIPS 1-Month LIBOR + 5.89%, 5.71% (A), 09/15/2043	787,839	159,093
Federal National Mortgage Association
3.50%, 06/01/2045	199,140	212,278
4.00%, 09/01/2048 - 10/01/2048	268,416	284,537
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 0.73% (A), 02/25/2041	204,526	204,939

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	$ 367,628	$ 25,509
Government National Mortgage Association
1-Month LIBOR + 0.80%, 1.10% (A), 05/20/2066 - 06/20/2066	2,006,295	2,023,565
3.50%, TBA (L)	3,200,000	3,376,125
Uniform Mortgage-Backed Security
2.00%, TBA (L)	100,000	101,908
2.50%, TBA (L)	3,300,000	3,427,668
3.00%, TBA (L)	2,400,000	2,520,095
3.50%, TBA (L)	5,700,000	5,992,919
4.00%, TBA (L)	5,500,000	5,831,396
4.50%, TBA (L)	1,000,000	1,074,453

Total U.S. Government Agency Obligations (Cost $28,040,679)		28,227,697

U.S. GOVERNMENT OBLIGATIONS - 48.9%
U.S. Treasury - 47.9%
U.S. Treasury Bond
2.00%, 02/15/2050 (F) (M)	15,860,000	18,163,417
2.25%, 08/15/2049 (M)	430,000	517,125
2.88%, 05/15/2049	10,000	13,529
3.00%, 02/15/2048 (M)	1,930,000	2,642,064
3.00%, 08/15/2048 (F) (M)	1,070,000	1,471,501
3.13%, 11/15/2041 - 05/15/2048 (M)	6,520,000	8,952,106
4.25%, 05/15/2039 - 11/15/2040 (M)	7,320,000	11,377,674
4.38%, 05/15/2040 - 05/15/2041 (M)	2,360,000	3,752,521
4.50%, 08/15/2039 (M)	16,630,000	26,486,523
U.S. Treasury Bond, Principal Only STRIPS Zero Coupon, 08/15/2044	300,000	210,780
U.S. Treasury Note
0.38%, 04/30/2025 (F)	4,650,000	4,671,070
1.50%, 11/30/2024	250,000	263,740
1.50%, 02/15/2030 (M)	19,830,000	21,436,540
1.63%, 02/15/2026 (M)	800,000	855,813
1.63%, 08/15/2029 (F)	200,000	218,227
1.88%, 03/31/2022 - 07/31/2022 (M)	26,000,000	26,789,800
2.00%, 12/31/2021 (M) (N)	2,200,000	2,259,984
2.00%, 11/30/2022	103,000	107,534
2.00%, 08/15/2025 (F)	1,200,000	1,302,656
2.00%, 11/15/2026 (M)	1,875,000	2,058,838
2.13%, 05/15/2025 (F)	650,000	707,789
2.38%, 05/15/2029 (M)	200,000	230,813
2.75%, 04/30/2023 (M) (N)	900,000	965,250
2.75%, 05/31/2023 (M)	1,600,000	1,719,500
3.00%, 09/30/2025 - 10/31/2025	770,000	877,777

		138,052,571

U.S. Treasury Inflation-Protected Securities - 1.0%
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	421,796	427,926
0.50%, 01/15/2028 (M)	2,172,869	2,381,896

		2,809,822

Total U.S. Government Obligations (Cost $127,954,851)		140,862,393

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 31.8%
U.S. Treasury Bill
0.11% (O), 08/20/2020 (P)	$ 1,100,000	$ 1,099,830
0.12% (O), 07/30/2020 (P)	13,500,000	13,498,695
0.13% (O), 10/22/2020 (P)	62,400,000	62,374,048
0.14% (O), 07/30/2020 (P)	1,300,000	1,299,853
0.16% (O), 08/04/2020 (P)	1,200,000	1,199,824
0.17% (O), 09/10/2020 (P)	12,101,000	12,096,943

Total Short-Term U.S. Government Obligations (Cost $91,569,193)		91,569,193

	Shares	Value
OTHER INVESTMENT COMPANY - 2.3%
Securities Lending Collateral - 2.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (O)	6,616,271	6,616,271

Total Other Investment Company (Cost $6,616,271)		6,616,271

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 0.00% (O), dated 06/30/2020, to be repurchased at $4,403,073 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $4,491,176.	$ 4,403,073	4,403,073

Total Repurchase Agreement (Cost $4,403,073)		4,403,073

Total Investments Excluding Options Purchased (Cost $384,759,320)		404,870,931
Total Options Purchased - 1.0% (Cost $2,943,384)		2,858,004

Total Investments (Cost $387,702,704)		407,728,935
Net Other Assets (Liabilities) - (41.6)%		(119,796,232)

Net Assets - 100.0%		$ 287,932,703

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (32.9)% (Q)

Bank of Nova Scotia, 0.24% (O), dated 04/13/2020, to be repurchased at $(58,163,177) on 07/13/2020. Collateralized by U.S. Government Obligations, 1.88% - 4.50%, due 03/31/2022 - 08/15/2039, and with a total value of $(58,084,646).

	$ (58,127,913)	$ (58,158,416)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued) (Q)

Bank of Nova Scotia, 0.24% (O), dated 04/16/2020, to be repurchased at $(6,162,913) on 07/13/2020. Collateralized by U.S. Government Obligations, 4.25%, due 11/15/2040, and with a total value of $(6,112,127).

	$ (6,159,300)	$ (6,162,532)
JPMorgan Securities LLC, 0.06% (O), dated 06/15/2020, to be repurchased at $(7,989,149) on 07/15/2020. Collateralized by a U.S. Government Obligation, 2.00%, due 02/15/2050, and with a value of $(8,047,280).	(7,988,750)	(7,988,963)
JPMorgan Securities LLC, 0.07% (O), dated 06/23/2020, to be repurchased at $(343,134) on 07/07/2020. Collateralized by U.S. Government Obligations, 2.00%, due 02/15/2050, and with a total value of $(344,883).	(343,125)	(343,130)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued) (Q)

JPMorgan Securities LLC, 0.14% (O), dated 06/23/2020, to be repurchased at $(21,491,933) on 07/07/2020. Collateralized by U.S. Government Obligations, 1.50%, due 02/15/2030, and with a total value of $(21,526,450).

	$ (21,490,763)	$ (21,491,431)
RBS Securities, Inc., 0.23% (O), dated 04/13/2020, to be repurchased at $(524,368) on 07/13/2020. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2049, and Cash with a total value of $(510,943).	(524,063)	(524,328)

Total Reverse Repurchase Agreements	$ (94,633,914)	$ (94,668,800)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,650.00	06/18/2021	USD	50,224,698	162	$ 2,943,384	$ 2,858,004

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 31	1.00%	Quarterly	12/20/2023	USD	13,500,000	$(153,003)	$(99,281)	$(53,722)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Semi-Annually	03/03/2025	CAD	300,000	$4,727	$2	$4,725
3-Month CAD-CDOR	Receive	1.24	Semi-Annually	03/04/2025	CAD	1,200,000	19,962	1,160	18,802
3-Month USD-LIBOR	Pay	0.96	Semi-Annually/Quarterly	03/31/2030	USD	1,900,000	(65,465)	(5,185)	(60,280)
3-Month USD-LIBOR	Pay	1.25	Semi-Annually/Quarterly	06/17/2025	USD	4,000,000	(185,653)	(14,982)	(170,671)
3-Month USD-LIBOR	Pay	1.25	Semi-Annually/Quarterly	06/17/2030	USD	5,600,000	(341,201)	299,555	(640,756)
3-Month USD-LIBOR	Pay	1.62	Semi-Annually/Quarterly	02/25/2030	USD	1,200,000	(113,749)	—	(113,749)
3-Month USD-LIBOR	Pay	3.00	Semi-Annually/Quarterly	02/04/2023	USD	16,900,000	(945,475)	—	(945,475)
6-Month EUR-EURIBOR	Receive	0.25	Semi-Annually/ Annually	12/15/2030	EUR	3,100,000	145,723	127,022	18,701

Total							$(1,481,131)	$407,572	$(1,888,703)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
	Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	1,700,000	$17,245	$(70,448)	$87,693
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	900,000	8,540	(51,541)	60,081

Total							$25,785	$(121,989)	$147,774

									Value
OTC Swap Agreements, at value (Assets)									$25,785

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount		Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	101	09/30/2020	$	12,671,303	$12,699,961	$28,658	$—
10-Year U.S. Treasury Note	94	09/21/2020		13,049,767	13,082,156	32,389	—
E-Mini Russell 2000® Index	203	09/18/2020		14,257,627	14,591,640	334,013	—
Euro-BTP Italy Government Bond	45	09/08/2020		7,041,609	7,274,210	232,601	—
MSCI EAFE Index	162	09/18/2020		14,398,879	14,405,040	6,161	—
S&P 500® E-Mini Index	209	09/18/2020		32,300,447	32,292,590	—	(7,857)

Total						$633,822	$(7,857)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount		Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	(56)	09/30/2020	$	(12,365,036)	$(12,366,375)	$—	$(1,339)
10-Year U.S. Treasury Ultra Note	(62)	09/21/2020		(9,705,338)	(9,764,031)	—	(58,693)
30-Year U.S. Treasury Bond	(158)	09/21/2020		(28,148,468)	(28,212,875)	—	(64,407)
Euro OAT	(23)	09/08/2020		(4,273,743)	(4,332,158)	—	(58,415)
German Euro Bund	(32)	09/08/2020		(6,292,104)	(6,346,245)	—	(54,141)
U.K. Gilt	(21)	09/28/2020		(3,584,263)	(3,581,546)	2,717	—
U.S. Treasury Ultra Bond	(53)	09/21/2020		(11,606,095)	(11,562,281)	43,814	—

Total						$46,531	$(236,995)

Total Futures Contracts						$680,353	$(244,852)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	07/02/2020	USD	601,556	EUR	539,000	$—	$(4,035)
BNP	07/02/2020	EUR	124,000	USD	140,519	—	(1,200)
CITI	07/13/2020	USD	1,110,786	PEN	3,862,871	20,325	—
CITI	07/20/2020	USD	387,084	PEN	1,314,384	16,094	—
GSB	12/09/2020	MXN	6,722,000	USD	304,025	—	(17,453)
HSBC	07/02/2020	USD	2,763,254	GBP	2,229,000	1,267	—
HSBC	07/27/2020	USD	18,571	RUB	1,293,741	453	—
HSBC	08/04/2020	USD	2,677,074	GBP	2,183,000	—	(28,505)
JPM	07/02/2020	EUR	97,000	USD	109,486	—	(503)

Total						$38,139	$(51,696)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (U)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (V)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$11,554,534	$—	$11,554,534
Certificate of Deposit	—	400,000	—	400,000
Corporate Debt Securities	—	94,364,455	—	94,364,455
Foreign Government Obligations	—	10,772,528	—	10,772,528
Loan Assignment	—	—	703,838	703,838
Mortgage-Backed Securities	—	11,535,363	—	11,535,363
Municipal Government Obligations	—	3,861,586	—	3,861,586
U.S. Government Agency Obligations	—	28,227,697	—	28,227,697
U.S. Government Obligations	—	140,862,393	—	140,862,393
Short-Term U.S. Government Obligations	—	91,569,193	—	91,569,193
Other Investment Company	6,616,271	—	—	6,616,271
Repurchase Agreement	—	4,403,073	—	4,403,073
Exchange-Traded Options Purchased	2,858,004	—	—	2,858,004

Total Investments	$9,474,275	$397,550,822	$703,838	$407,728,935

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$170,412	$—	$170,412
Over-the-Counter Credit Default Swap Agreements	—	25,785	—	25,785
Futures Contracts (W)	680,353	—	—	680,353
Forward Foreign Currency Contracts (W)	—	38,139	—	38,139

Total Other Financial Instruments	$680,353	$234,336	$—	$914,689

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(94,668,800)	$—	$(94,668,800)
Centrally Cleared Credit Default Swap Agreements	—	(153,003)	—	(153,003)
Centrally Cleared Interest Rate Swap Agreements	—	(1,651,543)	—	(1,651,543)
Futures Contracts (W)	(244,852)	—	—	(244,852)
Forward Foreign Currency Contracts (W)	—	(51,696)	—	(51,696)

Total Other Financial Instruments	$(244,852)	$(96,525,042)	$—	$(96,769,894)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $51,651,237, representing 17.9% of the Portfolio’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2020, the total value of Regulation S securities is $6,628,242, representing 2.3% of the Portfolio’s net assets.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of June 30, 2020; the maturity date disclosed is the ultimate maturity date.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $18,459,240, collateralized by cash collateral of $6,616,271 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $12,222,639. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At June 30, 2020, the total value of such securities is $22,050, representing less than 0.1% of the Portfolio’s net assets.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Fixed rate loan commitment at June 30, 2020.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2020, the total value of securities is $1,253,012, representing 0.4% of the Portfolio’s net assets.
(K)	Security is Level 3 of the fair value hierarchy.
(L)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after June 30, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(M)	Securities are subject to sale-buyback transactions. The average amount of sale buy-backs outstanding during the period ended June 30, 2020 was $5,339,959 at a weighted average interest rate of 0.14%.
(N)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $255,823.
(O)	Rates disclosed reflect the yields at June 30, 2020.
(P)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $5,270,626.
(Q)	The average amount of reverse repurchase agreements outstanding during the period ended June 30, 2020 was $97,999,421 at a weighted average interest rate of 1.13%.
(R)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(T)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(U)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(V)	Level 3 securities were not considered significant to the Portfolio.
(W)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
CITI	Citibank, N.A.
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $383,299,631) (including securities loaned of $18,459,240)	$403,325,862
Repurchase agreement, at value (cost $4,403,073)	4,403,073
Cash collateral pledged at broker for:
Centrally cleared swap agreements	363,000
Futures contracts	1,977,000
OTC swap agreements, at value	25,785
Foreign currency, at value (cost $216,824)	200,759
Receivables and other assets:
Investments sold	64,914
When-issued, delayed-delivery, forward and TBA commitments sold	63,778,311
Net income from securities lending	1,403
Shares of beneficial interest sold	128
Interest	1,780,212
Variation margin receivable on centrally cleared swap agreements	78,621
Variation margin receivable on futures contracts	864,813
Unrealized appreciation on forward foreign currency contracts	38,139
Prepaid expenses	1,244

Total assets	476,903,264

Liabilities:
Cash collateral received upon return of:
Securities on loan	6,616,271
Cash collateral at broker for:
Reverse repurchase agreements	10,000
Reverse repurchase agreements, at value (face value $94,633,914)	94,668,800
Payables and other liabilities:
Investments purchased	600,000
When-issued, delayed-delivery, forward and TBA commitments purchased	86,530,355
Shares of beneficial interest redeemed	119,266
Due to custodian	4
Investment management fees	197,653
Distribution and service fees	60,210
Transfer agent costs	412
Trustees, CCO and deferred compensation fees	1,814
Audit and tax fees	22,183
Custody fees	50,354
Legal fees	502
Printing and shareholder reports fees	34,165
Other accrued expenses	6,876
Unrealized depreciation on forward foreign currency contracts	51,696

Total liabilities	188,970,561

Net assets	$287,932,703

Net assets consist of:
Capital stock ($0.01 par value)	$229,733
Additional paid-in capital	252,107,519
Total distributable earnings (accumulated losses)	35,595,451

Net assets	$287,932,703

Net assets by class:
Initial Class	$10,706,140
Service Class	277,226,563

Shares outstanding:
Initial Class	843,746
Service Class	22,129,598

Net asset value and offering price per share:
Initial Class	$12.69
Service Class	12.53

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Interest income	$3,525,170
Net income from securities lending	5,761

Total investment income	3,530,931

Expenses:
Investment management fees	1,121,645
Distribution and service fees:
Service Class	341,674
Transfer agent costs	2,054
Trustees, CCO and deferred compensation fees	4,630
Audit and tax fees	22,358
Custody fees	62,425
Legal fees	7,454
Printing and shareholder reports fees	15,545
Interest expense on sale-buybacks	3,881
Other	8,574

Total expenses	1,590,240

Net investment income (loss)	1,940,691

Net realized gain (loss) on:
Investments	16,415,101
Written options and swaptions	16,637
Swap agreements	(2,028,250)
Futures contracts	(12,282,562)
Forward foreign currency contracts	85,874
Foreign currency transactions	30,312
TBA short commitments	67,736

Net realized gain (loss)	2,304,848

Net change in unrealized appreciation (depreciation) on:
Investments	8,096,376
Swap agreements	(1,712,382)
Futures contracts	(2,696,551)
Forward foreign currency contracts	(27,931)
Translation of assets and liabilities denominated in foreign currencies	12,864

Net change in unrealized appreciation (depreciation)	3,672,376

Net realized and change in unrealized gain (loss)	5,977,224

Net increase (decrease) in net assets resulting from operations	$7,917,915

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$1,940,691	$5,379,020
Net realized gain (loss)	2,304,848	15,907,215
Net change in unrealized appreciation (depreciation)	3,672,376	24,914,560

Net increase (decrease) in net assets resulting from operations	7,917,915	46,200,795

Dividends and/or distributions to shareholders:
Initial Class	—	(36,514)
Service Class	—	(264,780)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(301,294)

Capital share transactions:
Proceeds from shares sold:
Initial Class	391,738	1,100,577
Service Class	9,719,703	12,770,455

	10,111,441	13,871,032

Dividends and/or distributions reinvested:
Initial Class	—	36,514
Service Class	—	264,780

	—	301,294

Cost of shares redeemed:
Initial Class	(786,446)	(1,744,032)
Service Class	(24,756,262)	(33,238,355)

	(25,542,708)	(34,982,387)

Net increase (decrease) in net assets resulting from capital share transactions	(15,431,267)	(20,810,061)

Net increase (decrease) in net assets	(7,513,352)	25,089,440

Net assets:
Beginning of period/year	295,446,055	270,356,615

End of period/year	$287,932,703	$295,446,055

Capital share transactions - shares:
Shares issued:
Initial Class	31,863	98,958
Service Class	805,578	1,129,739

	837,441	1,228,697

Shares reinvested:
Initial Class	—	3,082
Service Class	—	22,592

	—	25,674

Shares redeemed:
Initial Class	(64,246)	(153,030)
Service Class	(2,044,029)	(2,913,485)

	(2,108,275)	(3,066,515)

Net increase (decrease) in shares outstanding:
Initial Class	(32,383)	(50,990)
Service Class	(1,238,451)	(1,761,154)

	(1,270,834)	(1,812,144)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CASH FLOWS

For the period ended June 30, 2020

(unaudited)

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$7,917,915

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(570,084,442)
Proceeds from long-term investments	592,619,594
Purchases to cover securities sold short	(124,548,729)
Proceeds from securities sold short	124,616,465
Net amortization (accretion) of discount and premium	290,168
Net purchases/proceeds of short-term investments	(5,232,647)
Net realized (gain) loss	(2,304,848)
Net change in unrealized (appreciation) depreciation	(3,672,376)
Receivables:
(Increase) decrease in receivables for investments sold	(20,635,232)
(Increase) decrease in receivables for net income from securities lending	(1,260)
(Increase) decrease in receivables for interest	121,440
(Increase) decrease in receivable for tax reclaim	1,015
(Increase) decrease in prepaid expenses	(1,244)
Payables:
Increase (decrease) in collateral for securities on loan	4,978,435
Increase (decrease) in payables for investments purchased	3,957,673
Increase (decrease) in dividends and interest payable	14,314
Increase (decrease) in accrued liabilities	(17,529)
Net cash provided by (used for) written options and swaptions transactions	16,637
Net cash provided by (used for) swap agreement transactions	(3,325,644)
Net cash provided by (used for) in futures contracts transactions	(15,230,691)
Net cash provided by (used for) in forward foreign currency contracts	113,805
Net cash provided by (used for) foreign currency transactions	56,040

Net cash provided by (used for) operating activities	(10,351,141)

Cash flows from financing activities:
Increase (decrease) to custodian for cash overdraft	4
Proceeds of shares sold, net of receivable for shares sold	10,111,325
Payment of shares redeemed, net of payable for shares redeemed	(25,524,506)
Increase (decrease) from reverse repurchase agreements	18,636,325
Proceeds from sale-buyback financing transactions	476,190,867
Payments from sale-buyback financing transactions	(473,390,284)

Net cash provided by (used for) financing activities	6,023,731

Net increase (decrease) in cash and foreign currencies	(4,327,410)

Cash and foreign currencies, at beginning of period (A)	$6,858,169

Cash and foreign currencies, at end of period (A)	$2,530,759

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$18,195

(A)	For the period ended June 30, 2020, the beginning and ending cash balances consist of the following:

	Beginning of Period	End of Period
Assets:
Cash	$14,115	$—
Cash collateral pledged at broker for:
Reverse repurchase agreements	700,000	—
Centrally cleared swap agreements	248,000	363,000
Futures contracts	5,634,000	1,977,000
Foreign currency, at value	552,054	200,759

Total assets	7,148,169	2,540,759

Liabilities:
Cash collateral received at broker for:
Reverse repurchase agreements	—	—
OTC derivatives	290,000	10,000

Total liabilities	290,000	10,000

Net cash per statement of assets and liabilities	$6,858,169	$2,530,759

Total cash and foreign currencies per statement of cash flows	$6,858,169	$2,530,759

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.32		$10.49		$12.21		$11.56		$11.05		$11.55

Investment operations:
Net investment income (loss) (A)	0.10		0.24		0.25		0.18		0.12	(B)	0.06
Net realized and unrealized gain (loss)	0.27		1.63		(0.78)		1.03		0.46		(0.26)

Total investment operations	0.37		1.87		(0.53)		1.21		0.58		(0.20)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.04)		(0.43)		(0.18)		(0.07)		(0.05)
Net realized gains	—		—		(0.76)		(0.38)		—		(0.25)

Total dividends and/or distributions to shareholders	—		(0.04)		(1.19)		(0.56)		(0.07)		(0.30)

Net asset value, end of period/year	$12.69		$12.32		$10.49		$12.21		$11.56		$11.05

Total return	3.00	%(C)	17.86%		(4.92)%		10.70%		5.22%		(1.77)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$10,706		$10,796		$9,729		$9,908		$9,469		$9,739
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.88	%(D)(E)	0.92	%(E)	0.97	%(E)	0.95	%(E)	0.88%		0.89%
Including waiver and/or reimbursement and recapture	0.88	%(D)(E)	0.92	%(E)	0.97	%(E)	0.95	%(E)	0.88	%(B)	0.90%
Net investment income (loss) to average net assets	1.61	%(D)	2.11%		2.11%		1.53%		1.08	%(B)	0.53%
Portfolio turnover rate	33	%(C)(F)	64	%(F)	40	%(F)	43	%(F)	58	%(F)	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Includes interest fee on sale-buyback transactions.
(F)	Excludes sale-buyback transactions.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.18		$10.37		$12.08		$11.45		$10.95		$11.47

Investment operations:
Net investment income (loss) (A)	0.08		0.21		0.21		0.15		0.09	(B)	0.03
Net realized and unrealized gain (loss)	0.27		1.61		(0.76)		1.02		0.46		(0.27)

Total investment operations	0.35		1.82		(0.55)		1.17		0.55		(0.24)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.01)		(0.40)		(0.16)		(0.05)		(0.03)
Net realized gains	—		—		(0.76)		(0.38)		—		(0.25)

Total dividends and/or distributions to shareholders	—		(0.01)		(1.16)		(0.54)		(0.05)		(0.28)

Net asset value, end of period/year	$12.53		$12.18		$10.37		$12.08		$11.45		$10.95

Total return	2.87	%(C)	17.57%		(5.15)%		10.39%		4.98%		(2.08)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$277,227		$284,650		$260,628		$310,048		$300,011		$241,777
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.13	%(D)(E)	1.17	%(E)	1.22	%(E)	1.20	%(E)	1.13%		1.14%
Including waiver and/or reimbursement and recapture	1.13	%(D)(E)	1.17	%(E)	1.22	%(E)	1.20	%(E)	1.13	%(B)	1.15%
Net investment income (loss) to average net assets	1.36	%(D)	1.86%		1.85%		1.28%		0.83	%(B)	0.30%
Portfolio turnover rate	33	%(C)(F)	64	%(F)	40	%(F)	43	%(F)	58	%(F)	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Includes interest fee on sale-buyback transactions.
(F)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at June 30, 2020. Open secured loan participations and assignments at June 30, 2020, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at June 30, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Open reverse repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the period ended June 30, 2020, the Portfolio earned price drop fee income of $36,317. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at June 30, 2020, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$506,162	$—	$—	$—	$506,162
U.S. Government Obligations	6,110,109	—	—	—	6,110,109
Total Securities Lending Transactions	$6,616,271	$—	$—	$—	$6,616,271
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$94,658,800	$—	$—	$94,658,800
Cash	10,000	—	—	—	10,000
Total Reverse Repurchase Agreements	$10,000	$94,658,800	$—	$—	$94,668,800
Total Borrowings	$6,626,271	$94,658,800	$—	$—	$101,285,071

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Credit default swaptions: The Portfolio may purchase or write credit default swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. Purchasing or writing credit default swaptions gives the Portfolio the right, but not the obligation to buy or sell credit protection on a specific reference with a specific maturity.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at June 30, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement, including CFDs, in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open centrally cleared swap agreements and open OTC swap agreements at June 30, 2020, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$2,858,004	$—	$—	$2,858,004
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	170,412	—	—	—	—	170,412
OTC swaps:
OTC swap agreements, at value	—	—	—	25,785	—	25,785
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	340,179	—	340,174	—	—	680,353
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	38,139	—	—	—	38,139
Total	$510,591	$38,139	$3,198,178	$25,785	$—	$3,772,693

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$(1,651,543)	$—	$—	$(153,003)	$—	$(1,804,546)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(236,995)	—	(7,857)	—	—	(244,852)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(51,696)	—	—	—	(51,696)
Total	$(1,888,538)	$(51,696)	$(7,857)	$(153,003)	$—	$(2,101,094)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$4,751,898	$—	$—	$4,751,898
Written options and swaptions	16,637	—	—	—	—	16,637
Swap agreements	75,360	—	(2,106,620)	3,010	—	(2,028,250)
Futures contracts	(4,655,464)	—	(7,627,098)	—	—	(12,282,562)
Forward foreign currency contracts	—	85,874	—	—	—	85,874
Total	$(4,563,467)	$85,874	$(4,981,820)	$3,010	$—	$(9,456,403)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(118,295)	$—	$—	$(118,295)
Swap agreements	(1,432,569)	—	(442,155)	162,342	—	(1,712,382)
Futures contracts	(703,627)	—	(1,992,924)	—	—	(2,696,551)
Forward foreign currency contracts	—	(27,931)	—	—	—	(27,931)
Total	$(2,136,196)	$(27,931)	$(2,553,374)	$162,342	$—	$(4,555,159)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Options:
Average value of option contracts purchased	$2,175,353
Average notional value of swaption contracts purchased	—
Average value of option contracts written	(19,227)
Average notional value of swaption contracts written	(885,714)
Credit default swaps:
Average notional value – buy protection	13,500,000
Average notional value – sell protection	3,114,286
Interest rate swaps:
Average notional value – pays fixed rate	27,300,000
Average notional value – receives fixed rate	4,059,361
Total return swaps:
Average notional value – long	10,563,160
Futures contracts:
Average notional value of contracts – long	102,150,901
Average notional value of contracts – short	(75,674,115)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	4,746,643
Average contract amounts sold – in USD	7,699,807

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
BNP Paribas	$—	$—	$—	$—	$5,235	$—	$—	$5,235
Citibank N.A.	36,419	—	—	36,419	—	—	—	—
Goldman Sachs Bank	—	—	—	—	17,453	—	—	17,453
Goldman Sachs International	25,785	—	—	25,785	—	—	—	—
HSBC Bank USA	1,720	(1,720)	—	—	28,505	(1,720)	—	26,785
JPMorgan Chase Bank, N.A.	—	—	—	—	503	—	—	503
Other Derivatives (c)	3,708,769	—	—	3,708,769	2,049,398	—	—	2,049,398

Total	$3,772,693	$(1,720)	$—	$3,770,973	$2,101,094	$(1,720)	$—	$2,099,374

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.79%
Over $750 million up to $1.5 billion	0.78
Over $1.5 billion	0.75

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.92%	May 1, 2021
Service Class	1.17	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 19,162,182	$ 70,798,216	$ 28,781,614	$ 65,076,900

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 387,702,704	$ 22,845,534	$ (4,192,010)	$ 18,653,524

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 1-, 3- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on September 17, 2012 pursuant to its current investment objective and investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$995.20	$4.42	$1,020.40	$4.47	0.89%
Service Class	1,000.00	994.30	5.65	1,019.20	5.72	1.14

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term U.S. Government Obligations	61.9%
U.S. Government Obligations	27.1
Corporate Debt Securities	16.1
U.S. Government Agency Obligations	8.6
Repurchase Agreements	4.1
Exchange-Traded Options Purchased	1.9
Foreign Government Obligations	1.9
Mortgage-Backed Securities	1.8
Asset-Backed Securities	1.7
Municipal Government Obligations	0.6
Other Investment Company	0.3
Loan Assignment	0.1
Certificates of Deposit	0.1
Net Other Assets (Liabilities) ^	(26.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	3.69%
Duration †	2.87
^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 1.7%
Arbor Realty Commercial Real Estate Notes, Ltd. Series 2019-FL1, Class A, 1-Month LIBOR + 1.15%, 1.33% (A), 05/15/2037 (B)	$ 300,000	$ 292,736
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 2.09% (A), 04/25/2026 (B)	53,897	53,800
Baring BDC Static CLO, Ltd. Series 2019-1A, Class A1, 3-Month LIBOR + 1.02%, 2.24% (A), 04/15/2027 (B)	176,836	176,108
Crown Point CLO 5, Ltd. Series 2018-5A, Class A, 3-Month LIBOR + 0.94%, 2.07% (A), 07/17/2028 (B)	399,700	394,268
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 2.33% (A), 01/16/2026 (B)	77,330	77,180
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.12% (A), 10/15/2027 (B)	486,800	481,784
Encore Credit Receivables Trust Series 2005-1, Class M1, 1-Month LIBOR + 0.66%, 0.84% (A), 07/25/2035	138,064	136,201
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 1.07% (A), 03/25/2035	90,739	90,680
Flagship CLO VIII, Ltd. Series 2014-8A, Class ARR, 3-Month LIBOR + 0.85%, 2.03% (A), 01/16/2026 (B)	122,970	122,394
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	700,000	708,112
Fremont Home Loan Trust Series 2005-1, Class M5, 1-Month LIBOR + 1.07%, 1.25% (A), 06/25/2035	200,000	192,798
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 2.20% (A), 10/22/2025 (B)	110,061	109,508
JPMorgan Mortgage Acquisition Trust Series 2007-CH5, Class A5, 1-Month LIBOR + 0.26%, 0.44% (A), 06/25/2037	381,729	372,190
Legacy Mortgage Asset Trust Series 2019-GS3, Class A1, 3.75% (A), 04/25/2059 (B)	262,557	266,547
LoanCore Issuer, Ltd. Series 2019-CRE2, Class A, 1-Month LIBOR + 1.13%, 1.31% (A), 05/15/2036 (B)	300,000	291,867

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Loomis Sayles CLO II, Ltd. Series 2015-2A, Class A1R, 3-Month LIBOR + 0.90%, 2.12% (A), 04/15/2028 (B)	$ 595,756	$ 584,789
Master Asset-Backed Securities Trust Series 2004-WMC3, Class M1, 1-Month LIBOR + 0.83%, 1.01% (A), 10/25/2034	157,083	151,593
Mountain View CLO, Ltd. Series 2014-1A, Class ARR, 3-Month LIBOR + 0.80%, 2.02% (A), 10/15/2026 (B)	148,548	147,206
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 0.88% (A), 12/26/2031 (B)	24,708	23,847
Palmer Square Loan Funding, Ltd. Series 2018-4A, Class A1, 3-Month LIBOR + 0.90%, 1.29% (A), 11/15/2026 (B)	187,218	185,926
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 1.13% (A), 11/25/2065 (B)	149,259	145,052
RASC Trust Series 2007-KS2, Class AI4, 1-Month LIBOR + 0.22%, 0.40% (A), 02/25/2037	100,000	89,407
Saxon Asset Securities Trust Series 2005-4, Class M2, 1-Month LIBOR + 0.45%, 0.63% (A), 11/25/2037	100,000	93,628
SMB Private Education Loan Trust Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 1.63% (A), 02/17/2032 (B)	325,930	326,782
Towd Point Mortgage Trust
Series 2019-HY2, Class A1,
1-Month LIBOR + 1.00%, 1.18% (A), 05/25/2058 (B)	132,581	131,808
Series 2019-SJ3, Class A1,
3.00% (A), 11/25/2059 (B)	80,079	81,344
Venture XIV CLO, Ltd. Series 2013-14A, Class ARR, 3-Month LIBOR + 1.03%, 1.40% (A), 08/28/2029 (B)	500,000	486,317
Zais CLO, Ltd. Series 2014-1A, Class A1AR, 3-Month LIBOR + 1.15%, 2.37% (A), 04/15/2028 (B)	296,383	293,343

Total Asset-Backed Securities (Cost $6,550,470)		6,507,215

CERTIFICATE OF DEPOSIT - 0.1%
Banks - 0.1%
Lloyds Bank Corporate Markets PLC 3-Month LIBOR + 0.50%, 1.82% (A), 10/26/2020	200,000	200,000

Total Certificate of Deposit (Cost $200,000)		200,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES - 16.1%
Aerospace & Defense - 0.0% (C)
Spirit AeroSystems, Inc.
3.85%, 06/15/2026	$ 100,000	$ 91,000
3.95%, 06/15/2023	100,000	84,500

		175,500

Airlines - 0.5%
American Airlines Pass-Through Trust
3.00%, 04/15/2030	169,364	155,330
3.25%, 04/15/2030	84,666	69,183
3.50%, 08/15/2033	88,614	73,614
4.00%, 01/15/2027	56,341	43,011
British Airways Pass-Through Trust 3.80%, 03/20/2033 (B)	180,725	173,030
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	583,789	502,074
Southwest Airlines Co. 5.13%, 06/15/2027	200,000	206,921
Spirit Airlines Pass-Through Trust 4.10%, 10/01/2029	73,223	62,034
United Airlines Pass-Through Trust
2.88%, 04/07/2030	260,354	243,131
3.10%, 01/07/2030 - 04/07/2030	347,162	300,735

		1,829,063

Banks - 3.5%
AIB Group PLC 4.75%, 10/12/2023 (B)	200,000	215,605
Bank of America Corp. Fixed until 12/20/2027, 3.42% (A), 12/20/2028	1,440,000	1,603,947
Bank of Ireland Group PLC 4.50%, 11/25/2023 (B)	300,000	320,905
Barclays PLC
3.65%, 03/16/2025	300,000	325,233
4.34%, 01/10/2028	200,000	222,034
Fixed until 02/15/2022, 4.61% (A), 02/15/2023	200,000	210,582
BNP Paribas SA Fixed until 01/10/2024, 4.71% (A), 01/10/2025 (B)	400,000	442,723
Citigroup, Inc. 4.40%, 06/10/2025	750,000	839,854
Citizens Financial Group, Inc. 2.85%, 07/27/2026	300,000	324,664
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	800,000	812,728
HSBC Holdings PLC
3-Month LIBOR + 1.38%, 1.70% (A), 09/12/2026	200,000	196,776
Fixed until 06/04/2031 (D), 2.85% (A)	400,000	408,474
Lloyds Banking Group PLC
4.38%, 03/22/2028	200,000	232,067
4.55%, 08/16/2028	600,000	703,139
Mitsubishi UFJ Financial Group, Inc.
3-Month LIBOR + 0.86%, 1.85% (A), 07/26/2023	200,000	199,325
3-Month LIBOR + 1.88%, 2.23% (A), 03/01/2021	329,000	332,652
Mizuho Financial Group, Inc. 3-Month LIBOR + 1.00%, 1.31% (A), 09/11/2024	200,000	198,486

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC
3.88%, 09/12/2023	$ 300,000	$ 323,443
Fixed until 05/18/2028, 4.89% (A), 05/18/2029	300,000	353,250
Fixed until 08/15/2021 (D), 8.63% (A)	300,000	311,925
Santander Group Holdings PLC 3.13%, 01/08/2021	60,000	60,739
Santander Holdings USA, Inc. 3.45%, 06/02/2025	400,000	416,674
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (D) (E)	EUR 200,000	238,182
Sumitomo Mitsui Financial Group, Inc. 2.13%, 07/08/2030	$ 400,000	400,735
SVB Financial Group 3.13%, 06/05/2030	200,000	214,434
Truist Financial Corp. Fixed until 03/01/2030 (D), 5.10% (A)	400,000	413,040
Wells Fargo & Co.
Fixed until 02/11/2025, 2.16% (A), 02/11/2026, MTN	500,000	515,322
3.00%, 02/19/2025, MTN	100,000	107,962
Fixed until 06/17/2026, 3.20% (A), 06/17/2027, MTN	200,000	216,859
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	1,900,000	1,912,586

		13,074,345

Beverages - 0.1%
Bacardi, Ltd.
4.45%, 05/15/2025 (B)	100,000	109,362
4.70%, 05/15/2028 (B)	100,000	113,107
Suntory Holdings, Ltd. 2.25%, 10/16/2024 (B)	200,000	208,305

		430,774

Biotechnology - 0.1%
AbbVie, Inc. 2.60%, 11/21/2024 (B)	190,000	201,706
Amgen, Inc. 4.40%, 05/01/2045	200,000	248,834

		450,540

Building Products - 0.2%
Ferguson Finance PLC 3.25%, 06/02/2030 (B)	300,000	307,350
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	250,000	277,588
Standard Industries, Inc. 4.38%, 07/15/2030 (B)	200,000	199,500

		784,438

Capital Markets - 0.6%
Banco BTG Pactual SA 4.50%, 01/10/2025 (B)	200,000	196,250
Brighthouse Holdings LLC 6.50% (F), 07/27/2037 (B) (D)	100,000	103,037
Credit Suisse Group AG
Fixed until 06/05/2025, 2.19% (A), 06/05/2026 (B)	300,000	303,839
4.28%, 01/09/2028 (B)	300,000	336,003

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Deutsche Bank AG
3-Month LIBOR + 1.29%, 1.85% (A), 02/04/2021	$ 300,000	$ 298,441
Fixed until 11/26/2024, 3.96% (A), 11/26/2025	200,000	209,815
4.25%, 10/14/2021	100,000	102,601
Lazard Group LLC 3.75%, 02/13/2025	19,000	20,174
Nomura Holdings, Inc. 2.65%, 01/16/2025	200,000	208,620
S&P Global, Inc. 4.40%, 02/15/2026	30,000	35,309
UBS Group AG 4.13%, 09/24/2025 (B)	400,000	453,382

		2,267,471

Chemicals - 0.3%
Huntsman International LLC 4.50%, 05/01/2029	100,000	105,208
International Flavors & Fragrances, Inc. 3.40%, 09/25/2020	200,000	201,000
Sasol Financing USA LLC 5.88%, 03/27/2024	300,000	267,000
Syngenta Finance NV
3.13%, 03/28/2022	70,000	70,947
5.18%, 04/24/2028 (B)	200,000	213,339
Yara International ASA 3.15%, 06/04/2030 (B)	200,000	206,751

		1,064,245

Commercial Services & Supplies - 0.1%
RELX Capital, Inc. 4.00%, 03/18/2029	200,000	232,269

Consumer Finance - 0.2%
Discover Financial Services 4.50%, 01/30/2026	100,000	112,056
Nissan Motor Acceptance Corp. 2.80%, 01/13/2022 (B)	170,000	168,376
Springleaf Finance Corp. 8.88%, 06/01/2025	200,000	213,810
Volkswagen Group of America Finance LLC 4.00%, 11/12/2021 (B)	200,000	208,201

		702,443

Containers & Packaging - 0.1%
Bemis Co., Inc. 2.63%, 06/19/2030	200,000	205,057

Diversified Consumer Services - 0.1%
Nationwide Building Society 3.90%, 07/21/2025 (B)	300,000	336,451
Yale University 1.48%, 04/15/2030	100,000	101,076

		437,527

Diversified Financial Services - 0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.45%, 10/01/2025	700,000	672,555
Aircastle, Ltd. 5.50%, 02/15/2022	100,000	100,932

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
Fairstone Financial, Inc. 7.88%, 07/15/2024 (B)	$ 100,000	$ 98,000
GE Capital Funding LLC 4.40%, 05/15/2030 (B)	400,000	416,242
Helios Leasing I LLC 1.56%, 09/28/2024	37,696	38,259
LeasePlan Corp. NV 2.88%, 10/24/2024 (B)	200,000	204,503
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	300,000	307,869
Tagua Leasing LLC 1.58%, 11/16/2024	39,904	40,502

		1,878,862

Diversified Telecommunication Services - 0.4%
AT&T, Inc.
2.30%, 06/01/2027	500,000	517,635
3.65%, 06/01/2051	200,000	209,404
4.35%, 03/01/2029	300,000	349,787
Bell Canada, Inc. 4.30%, 07/29/2049	100,000	122,690
Level 3 Financing, Inc. 3.88%, 11/15/2029 (B) (G)	200,000	210,864
Verizon Communications, Inc. 4.52%, 09/15/2048	90,000	119,053

		1,529,433

Electric Utilities - 1.6%
AEP Texas, Inc. 3.95%, 06/01/2028	300,000	341,208
Avangrid, Inc. 3.80%, 06/01/2029	300,000	347,305
Centrais Eletricas Brasileiras SA 4.63%, 02/04/2030 (B)	200,000	190,750
DTE Electric Co. 3.70%, 06/01/2046	600,000	695,632
Edison International 3.55%, 11/15/2024	100,000	105,391
Enel Finance International NV 2.65%, 09/10/2024 (B)	400,000	417,826
Entergy Mississippi LLC 2.85%, 06/01/2028	700,000	757,007
Interstate Power & Light Co. 2.30%, 06/01/2030	200,000	203,770
IPALCO Enterprises, Inc. 3.70%, 09/01/2024	200,000	213,820
NextEra Energy Capital Holdings, Inc. 3.20%, 02/25/2022	200,000	208,589
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	100,000	115,430
Pacific Gas & Electric Co.
2.45%, 08/15/2022 (H) (I)	500,000	545,000
3.50%, 06/15/2025 (H) (I)	10,000	11,025
Pennsylvania Electric Co. 3.60%, 06/01/2029 (B)	400,000	449,191
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.38%, 02/05/2050 (B)	200,000	204,750

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Southern California Edison Co.
3.90%, 03/15/2043	$ 100,000	$ 110,626
4.00%, 04/01/2047	300,000	341,863
4.65%, 10/01/2043	300,000	367,318
Southwestern Electric Power Co. 6.20%, 03/15/2040	400,000	550,108

		6,176,609

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.25%, 09/08/2024	200,000	212,010
Flex, Ltd.
4.75%, 06/15/2025	100,000	111,631
4.88%, 06/15/2029	100,000	110,358

		433,999

Energy Equipment & Services - 0.1%
Hanwha Energy USA Holdings Corp. 2.38%, 07/30/2022 (B)	200,000	205,180
Odebrecht Drilling Norbe VIII / IX, Ltd. 6.35%, 12/01/2021 (E)	50,004	42,504

		247,684

Entertainment - 0.1%
Walt Disney Co.
2.00%, 09/01/2029	200,000	203,803
2.65%, 01/13/2031	200,000	211,932

		415,735

Equity Real Estate Investment Trusts - 1.9%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	100,000	112,100
4.30%, 01/15/2026	550,000	625,988
4.50%, 07/30/2029	200,000	239,615
American Campus Communities Operating Partnership, LP 2.85%, 02/01/2030	200,000	193,177
American Tower Corp.
2.10%, 06/15/2030	100,000	100,246
3.38%, 10/15/2026	400,000	444,887
4.00%, 06/01/2025	760,000	853,194
4.40%, 02/15/2026	400,000	462,053
Brixmor Operating Partnership, LP 3-Month LIBOR + 1.05%, 1.74% (A), 02/01/2022	400,000	392,548
Crown Castle International Corp.
4.45%, 02/15/2026	120,000	137,554
5.25%, 01/15/2023	600,000	667,655
Equinix, Inc. 2.63%, 11/18/2024	90,000	95,816
Essex Portfolio, LP 4.00%, 03/01/2029	300,000	348,734
Healthpeak Properties, Inc. 2.88%, 01/15/2031	200,000	205,380
Kilroy Realty, LP 4.38%, 10/01/2025	350,000	375,880
Mid-America Apartments, LP 4.00%, 11/15/2025	350,000	388,779
National Retail Properties, Inc. 4.80%, 10/15/2048	300,000	321,526

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Sabra Health Care, LP 4.80%, 06/01/2024	$ 300,000	$ 300,660
UDR, Inc. 3.00%, 08/15/2031	100,000	106,662
VEREIT Operating Partnership, LP 4.63%, 11/01/2025	300,000	324,411
Weyerhaeuser Co. 4.63%, 09/15/2023	300,000	334,005
WP Carey, Inc. 4.60%, 04/01/2024	300,000	319,365

		7,350,235

Food Products - 0.0% (C)
Kraft Heinz Foods Co. 3.95%, 07/15/2025	63,000	66,845

Gas Utilities - 0.3%
Dominion Energy Gas Holdings LLC 2.50%, 11/15/2024	200,000	211,243
Piedmont Natural Gas Co., Inc. 3.50%, 06/01/2029	600,000	684,103
Southern California Gas Co. 4.13%, 06/01/2048	300,000	373,617

		1,268,963

Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 3.38%, 05/15/2022	370,000	386,628
Stryker Corp. 1.95%, 06/15/2030 (G)	200,000	201,334
Zimmer Biomet Holdings, Inc.
3.15%, 04/01/2022	20,000	20,746
3.55%, 04/01/2025	20,000	21,722

		630,430

Health Care Providers & Services - 0.4%
Adventist Health System 2.43%, 09/01/2024	160,000	166,085
AHS Hospital Corp. 5.02%, 07/01/2045	200,000	262,807
CHRISTUS Health 4.34%, 07/01/2028	200,000	225,913
CVS Health Corp. 5.05%, 03/25/2048	300,000	392,968
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	100,000	131,093
HCA, Inc. 4.13%, 06/15/2029	100,000	110,309
Memorial Sloan-Kettering Cancer Center 2.96%, 01/01/2050	100,000	107,369
Northwell Healthcare, Inc. 3.98%, 11/01/2046	200,000	209,247
UnitedHealth Group, Inc. 2.90%, 05/15/2050	100,000	105,602

		1,711,393

Hotels, Restaurants & Leisure - 0.2%
GLP Capital, LP / GLP Financing II, Inc.
4.00%, 01/15/2030	100,000	99,125
5.38%, 04/15/2026	60,000	65,556

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Las Vegas Sands Corp. 2.90%, 06/25/2025	$ 170,000	$ 165,120
McDonald’s Corp. 3.80%, 04/01/2028, MTN	300,000	350,511

		680,312

Industrial Conglomerates - 0.1%
General Electric Co. 5.55%, 01/05/2026, MTN	200,000	230,318

Insurance - 0.5%
Fidelity National Financial, Inc. 3.40%, 06/15/2030	200,000	208,209
First American Financial Corp. 4.60%, 11/15/2024	10,000	10,776
Great-West Lifeco Finance, LP 4.05%, 05/17/2028 (B)	100,000	113,356
MET Tower Global Funding SOFR + 0.55%, 0.61% (A), 01/17/2023 (B)	300,000	297,711
New York Life Insurance Co. 4.45%, 05/15/2069 (B)	100,000	122,184
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	600,000	624,536
Principal Life Global Funding II 3.00%, 04/18/2026 (B)	200,000	220,660
Reliance Standard Life Global Funding II 2.75%, 01/21/2027 (B)	200,000	195,828
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	117,385

		1,910,645

Interactive Media & Services - 0.0% (C)
Tencent Holdings, Ltd. 3.98%, 04/11/2029 (B)	100,000	112,086

Internet & Direct Marketing Retail - 0.0% (C)
Amazon.com, Inc. 2.50%, 06/03/2050	100,000	102,662

Machinery - 0.1%
Westinghouse Air Brake Technologies Corp. 4.40%, 03/15/2024	400,000	424,057

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	200,000	212,471

Media - 0.6%
CCO Holdings LLC / CCO Holdings Capital Corp. 4.75%, 03/01/2030 (B)	400,000	409,276
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	300,000	336,505
4.80%, 03/01/2050	200,000	221,364
Comcast Corp.
4.40%, 08/15/2035	10,000	12,383
4.75%, 03/01/2044	700,000	921,593
Cox Communications, Inc. 4.60%, 08/15/2047 (B)	10,000	12,665

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Discovery Communications LLC 5.00%, 09/20/2037	$ 200,000	$ 236,715

		2,150,501

Multi-Utilities - 0.1%
Black Hills Corp. 2.50%, 06/15/2030	200,000	206,661
CenterPoint Energy, Inc. Fixed until 09/01/2023 (D), 6.13% (A)	100,000	97,000

		303,661

Oil, Gas & Consumable Fuels - 1.2%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	200,000	223,269
Diamondback Energy, Inc. 2.88%, 12/01/2024	170,000	170,098
Dolphin Energy, Ltd. LLC 5.50%, 12/15/2021 (E)	200,000	209,054
Energy Transfer Operating, LP
4.75%, 01/15/2026	400,000	434,263
7.50%, 07/01/2038	50,000	58,808
Eni SpA 4.75%, 09/12/2028 (B)	200,000	222,886
NGPL PipeCo LLC 4.88%, 08/15/2027 (B)	200,000	219,784
ONEOK, Inc. 4.35%, 03/15/2029	400,000	420,806
Pertamina Persero PT 4.18%, 01/21/2050 (B)	200,000	200,522
Rockies Express Pipeline LLC 4.80%, 05/15/2030 (B)	200,000	184,000
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	600,000	675,690
Sinopec Group Overseas Development, Ltd. 4.13%, 09/12/2025 (B)	500,000	563,157
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	100,000	126,515
Valero Energy Corp. 4.00%, 04/01/2029	400,000	444,948
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	10,000	10,481
3.70%, 03/15/2028 (B)	300,000	306,314

		4,470,595

Pharmaceuticals - 0.4%
Bayer US Finance II LLC 4.63%, 06/25/2038 (B)	600,000	734,071
Bristol-Myers Squibb Co. 3.20%, 06/15/2026 (B)	300,000	336,652
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	200,000	221,917
Zoetis, Inc. 3.90%, 08/20/2028	200,000	235,548

		1,528,188

Professional Services - 0.1%
IHS Markit, Ltd. 4.75%, 08/01/2028	200,000	234,686

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Road & Rail - 0.2%
Avolon Holdings Funding, Ltd. 2.88%, 02/15/2025 (B)	$ 100,000	$ 83,916
Fortress Transportation & Infrastructure Investors LLC 6.50%, 10/01/2025 (B)	200,000	180,042
Kansas City Southern 4.95%, 08/15/2045	300,000	385,417
Park Aerospace Holdings, Ltd. 5.50%, 02/15/2024 (B)	100,000	91,484
Union Pacific Corp. 4.10%, 09/15/2067	100,000	119,889

		860,748

Semiconductors & Semiconductor Equipment - 0.0% (C)
Marvell Technology Group, Ltd. 4.20%, 06/22/2023	80,000	85,964

Software - 0.4%
Fair Isaac Corp. 4.00%, 06/15/2028 (B)	100,000	100,250
Infor, Inc. 1.75%, 07/15/2025 (B)	200,000	200,836
Microsoft Corp.
2.53%, 06/01/2050	111,000	115,774
4.10%, 02/06/2037	189,000	243,703
Oracle Corp. 2.95%, 05/15/2025	760,000	830,419

		1,490,982

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc.
2.90%, 09/12/2027	100,000	112,107
3.35%, 02/09/2027	200,000	227,846
4.65%, 02/23/2046	100,000	137,715
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (B)	400,000	527,495
Seagate HDD Cayman 4.13%, 01/15/2031 (B)	200,000	210,155

		1,215,318

Tobacco - 0.1%
BAT Capital Corp. 4.39%, 08/15/2037	100,000	109,111
Imperial Brands Finance PLC 3.13%, 07/26/2024 (B)	400,000	415,418

		524,529

Trading Companies & Distributors - 0.1%
BOC Aviation, Ltd. 3.50%, 10/10/2024 (B) (G)	200,000	207,312

Transportation Infrastructure - 0.0% (C)
Sydney Airport Finance Co. Pty, Ltd.
3.38%, 04/30/2025 (B)	10,000	10,319
3.90%, 03/22/2023 (B)	100,000	104,136

		114,455

Wireless Telecommunication Services - 0.2%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC
4.74%, 09/20/2029 (B)	200,000	217,044
5.15%, 09/20/2029 (B)	200,000	230,000

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc. 2.55%, 02/15/2031 (B)	$ 100,000	$ 100,352
Vodafone Group PLC 3.75%, 01/16/2024	80,000	87,369

		634,765

Total Corporate Debt Securities (Cost $56,915,566)		60,858,115

FOREIGN GOVERNMENT OBLIGATIONS - 1.9%
Canada - 0.2%
Province of Quebec 2.50%, 04/20/2026	600,000	658,048

Indonesia - 0.1%
Indonesia Government International Bond 4.45%, 02/11/2024	500,000	542,198

Japan - 0.8%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	2,000,000	2,052,754
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	900,000	910,152

		2,962,906

Kuwait - 0.1%
Kuwait International Government Bond 3.50%, 03/20/2027 (E)	300,000	334,548

Peru - 0.1%
Peru Government International Bond
5.94%, 02/12/2029 (B)	PEN 600,000	195,552
5.94%, 02/12/2029 (E)	700,000	227,674
8.20%, 08/12/2026 (B)	400,000	146,021

		569,247

Qatar - 0.5%
Qatar Government International Bond
2.38%, 06/02/2021 (E)	$ 1,600,000	1,619,200
4.50%, 01/20/2022 (E)	200,000	210,471

		1,829,671

United Arab Emirates - 0.1%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	300,000	327,750

Total Foreign Government Obligations (Cost $6,946,773)		7,224,368

LOAN ASSIGNMENT - 0.1%
Capital Markets - 0.1%
Zephyrus Capital Aviation Partners LLC Term Loan, 4.61%, 10/15/2038 (J) (K) (L)	396,901	391,021

Total Loan Assignment (Cost $391,464)		391,021

MORTGAGE-BACKED SECURITIES - 1.8%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.97% (A), 04/24/2049 (E)	GBP 89,972	111,910

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust Series 2019-RLJ, Class A, 1-Month LIBOR + 1.05%, 1.23% (A), 04/15/2036 (B)	$ 300,000	$ 285,718
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 0.62% (A), 07/25/2035	1,208	1,207
ChaseFlex Trust Series 2007-2, Class A1, 1-Month LIBOR + 0.28%, 0.46% (A), 05/25/2037	210,374	194,069
COMM Mortgage Trust Series 2018-HOME, Class A, 3.94% (A), 04/10/2033 (B)	300,000	338,713
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-AR7, Class 2A1, 3.75% (A), 11/25/2034	39,931	40,075
Credit Suisse Mortgage Capital Certificates Series 2019-RPL4, Class A1, 3.52%, 08/26/2058 (B)	184,758	188,648
CSMC Trust Series 2019-RPL9, Class A1, 3.09% (A), 10/27/2059 (B)	97,338	100,034
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	600,000	643,408
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.36% (A), 12/10/2044 (E)	GBP 46,200	56,565
HarborView Mortgage Loan Trust Series 2005-4, Class 3A1, 3.65% (A), 07/19/2035	$ 28,131	23,272
Independence Plaza Trust Series 2018-INDP, Class A, 3.76%, 07/10/2035 (B)	400,000	426,120
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (J)	288,819	313,814
MASTR Alternative Loan Trust Series 2003-9, Class 4A1, 5.25%, 11/25/2033	115,227	118,836
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 0.86% (A), 04/25/2028	102,170	98,252
Mill City Mortgage Loan Trust Series 2019-GS2, Class A1, 2.75% (A), 08/25/2059 (B)	177,680	185,777
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	500,000	541,437

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.11% (A), 12/15/2048	$ 692,397	$ 13,197
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 0.70% (A), 05/25/2035	22,665	22,356
Natixis Commercial Mortgage Securities Trust Series 2019-10K, Class A, 3.62%, 05/15/2039 (B)	400,000	436,292
New Residential Mortgage Loan Trust
Series 2019-RPL3, Class A1,
2.75% (A), 07/25/2059 (B)	369,775	387,664
Series 2020-RPL1, Class A1,
2.75% (A), 11/25/2059 (B)	191,154	200,419
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.38% (A), 06/10/2043 (E)	GBP 143,119	176,217
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, 3-Month LIBOR + 1.03%, 1.68% (A), 10/20/2051 (B)	555,450	687,882
Towd Point Mortgage Trust Series 2019-4, Class A1, 2.90% (A), 10/25/2059 (B)	$ 180,518	189,887
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.40% (A), 06/10/2059 (E)	GBP 206,510	245,120
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 0.95% (A), 06/10/2059 (E)	42,030	46,340
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 0.55% (A), 06/10/2059 (E)	50,036	58,281
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 0.75% (A), 06/10/2059 (E)	39,361	44,255
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR4, Class A5,
3.57% (A), 04/25/2035	$ 22,154	21,415
Series 2006-AR9, Class 2A,
1-COFI + 1.50%, 2.24% (A), 08/25/2046	275,039	243,920
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	500,000	551,151

Total Mortgage-Backed Securities (Cost $6,905,603)		6,992,251

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.6%
California - 0.2%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	100,000	157,927

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	$ 100,000	$ 164,933
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	150,000	252,326

		575,186

Florida - 0.1%
County of Miami-Dade Aviation Revenue, Revenue Bonds, Series C, 3.86%, 10/01/2029	200,000	220,348

Maryland - 0.0% (C)
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	100,000	111,494

Michigan - 0.0% (C)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	85,000	85,136

New Jersey - 0.0% (C)
New Jersey Transportation Trust Fund Authority, Revenue Bonds, 2.55%, 06/15/2023	100,000	96,113

New York - 0.2%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, Series A-4, 2.01%, 05/01/2025	200,000	208,674
New York State Urban Development Corp., Revenue Bonds, 1.83%, 03/15/2029	200,000	201,494
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	300,000	398,259

		808,427

Texas - 0.1%
Texas Transportation Commission State Highway Fund, Revenue Bonds, 4.00%, 10/01/2033 (M)	200,000	248,126

Utah - 0.0% (C)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 0.93% (A), 12/26/2031	38,445	38,085

West Virginia - 0.0% (C)
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	90,000	90,636

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin - 0.0% (C)
State of Wisconsin, Revenue Bonds, Series A, 2.10%, 05/01/2026	$ 100,000	$ 103,760

Total Municipal Government Obligations (Cost $2,124,601)		2,377,311

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.6%
Federal Home Loan Mortgage Corp. 4.50%, 08/01/2048	526,148	581,070
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.67%, 0.85% (A), 02/25/2023	266,724	266,122
3.34% (A), 04/25/2028	600,000	681,654
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.40%, 0.58% (A), 02/15/2041 - 09/15/2045	694,580	695,034
1-Month LIBOR + 0.35%, 0.72% (A), 01/15/2038	334,595	333,743
3.50%, 01/15/2048	654,782	749,337
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 3.39% (A), 01/15/2038	334,595	18,508
Federal Home Loan Mortgage Corp., Interest Only STRIPS 1-Month LIBOR + 5.89%, 5.71% (A), 09/15/2043	463,434	93,584
Federal National Mortgage Association
3.50%, 06/01/2045 - 07/01/2049	578,765	611,146
3.79%, 01/01/2029	400,000	469,003
4.50%, 03/01/2039 - 02/01/2041	180,010	199,993
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.55%, 0.73% (A), 02/25/2041	116,872	117,108
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	220,577	15,305
Government National Mortgage Association
1-Month LIBOR + 0.80%, 1.10% (A), 05/20/2066 - 06/20/2066	1,284,690	1,295,751
3.50%, TBA (M)	1,400,000	1,477,055
Uniform Mortgage-Backed Security
2.50%, TBA (M)	2,700,000	2,804,455
3.00%, TBA (M)	5,700,000	5,985,226
3.50%, TBA (M)	2,800,000	2,943,890
4.00%, TBA (M)	11,400,000	12,086,894
4.50%, TBA (M)	1,000,000	1,074,453

Total U.S. Government Agency Obligations (Cost $32,243,093)		32,499,331

U.S. GOVERNMENT OBLIGATIONS - 27.1%
U.S. Treasury - 26.6%
U.S. Treasury Bond
2.00%, 02/15/2050 (G) (N)	12,760,000	14,613,191
2.88%, 11/15/2046 (N)	1,200,000	1,595,813

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
3.00%, 11/15/2044 - 02/15/2048 (N)	$ 1,670,000	$ 2,267,466
3.00%, 08/15/2048 (G) (N)	620,000	852,645
3.13%, 11/15/2041 - 05/15/2048 (N)	2,310,000	3,176,355
4.25%, 05/15/2039 - 11/15/2040 (N)	4,950,000	7,693,904
4.38%, 05/15/2040 - 05/15/2041 (N)	2,010,000	3,195,398
4.50%, 08/15/2039 (N)	9,860,000	15,703,976
U.S. Treasury Note
1.50%, 11/30/2024	180,000	189,893
1.50%, 02/15/2030 (N)	13,410,000	14,496,419
1.63%, 02/15/2026 (N)	1,300,000	1,390,695
1.63%, 08/15/2029 (G)	200,000	218,227
1.88%, 03/31/2022 - 07/31/2022 (N)	14,500,000	14,941,109
2.00%, 11/30/2022 - 06/30/2024	1,515,000	1,604,403
2.00%, 08/15/2025 (G)	1,200,000	1,302,656
2.13%, 03/31/2024 (O)	600,000	642,844
2.13%, 05/15/2025 (G)	40,000	43,556
2.25%, 02/15/2027 (N)	12,250,000	13,684,111
2.38%, 05/15/2029 (N)	200,000	230,813
2.75%, 04/30/2023 - 05/31/2023 (N)	2,230,000	2,394,584
3.00%, 09/30/2025 - 10/31/2025	420,000	478,660

		100,716,718

U.S. Treasury Inflation-Protected Securities - 0.5%
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022	316,347	320,945
0.50%, 01/15/2028 (N)	1,237,184	1,356,199

		1,677,144

Total U.S. Government Obligations (Cost $93,646,027)		102,393,862

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 61.9%
U.S. Cash Management Bill 0.14% (P), 09/08/2020	100,000,000	99,973,550
U.S. Treasury Bill
0.10% (P), 07/23/2020	200,000	199,988
0.11% (P), 07/07/2020	35,700,000	35,699,360
0.12% (P), 07/30/2020 (Q)	2,100,000	2,099,797
0.12% (P), 08/06/2020	500,000	499,940
0.13% (P), 07/28/2020	47,400,000	47,395,290
0.13% (P), 10/22/2020 (Q)	9,100,000	9,096,215
0.16% (P), 08/04/2020	10,000,000	9,998,536
0.17% (P), 10/01/2020 (Q)	29,000,000	28,987,772

Total Short-Term U.S. Government Obligations (Cost $233,950,448)		233,950,448

	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (P)	1,051,660	1,051,660

Total Other Investment Company (Cost $1,051,660)		1,051,660

	Principal	Value
REPURCHASE AGREEMENTS - 4.1%
BNP Paribas SA, 0.13% (P), dated 06/30/2020, to be repurchased at $9,800,035 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.25%, due 01/15/2025, and with a value of $9,995,517.	$ 9,800,000	$ 9,800,000
Fixed Income Clearing Corp., 0.00% (P), dated 06/30/2020, to be repurchased at $5,640,779 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $5,753,648.	5,640,779	5,640,779

Total Repurchase Agreements (Cost $15,440,779)		15,440,779

Total Investments Excluding Options Purchased (Cost $456,366,484)		469,886,361
Total Options Purchased - 1.9% (Cost $7,485,644)		7,268,504

Total Investments (Cost $463,852,128)		477,154,865
Net Other Assets (Liabilities) - (26.2)%		(99,135,278)

Net Assets - 100.0%		$ 378,019,587

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS - (19.9)% (R)

Bank of Nova Scotia,
0.24% (P), dated 04/09/2020, to be repurchased at $(13,636,393) on 07/09/2020. Collateralized by U.S. Government Obligations, 0.75% - 2.25%, due 02/15/2027 - 07/15/2028, and with a total value of $(13,692,643).

	$ (13,628,125)	$ (13,635,666)
Bank of Nova Scotia, 0.24% (P), dated 04/13/2020, to be repurchased at $(35,693,091) on 07/13/2020. Collateralized by U.S. Government Obligations, 0.75% - 4.50%, due 03/31/2022 - 05/15/2041, and with a total value of $(35,589,965).	(35,671,450)	(35,690,162)
Bank of Nova Scotia, 0.24% (P), dated 04/16/2020, to be repurchased at $(4,166,256) on 07/13/2020. Collateralized by U.S. Government Obligations, 0.75% - 4.25%, due 07/15/2028 - 11/15/2040, and with a total value of $(4,127,207).	(4,163,813)	(4,165,997)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued) (R)

JPMorgan Securities LLC,
0.06% (P), dated 06/15/2020, to be repurchased at $(7,304,365) on 07/15/2020. Collateralized by U.S. Government Obligations, 2.00% - 2.50%, due 05/15/2024 - 02/15/2050, and with a total value of $(7,370,020).

$ (7,304,000)	$ (7,304,195)

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENTS (continued) (R)

JPMorgan Securities LLC,
0.14% (P), dated 06/23/2020, to be repurchased at $(14,533,879) on 07/07/2020. Collateralized by a U.S. Government Obligations, 1.50% - 2.50%, due 05/15/2024 - 02/15/2030, and with a total value of $(14,555,183).

	$ (14,533,088)	$ (14,533,540)

Total Reverse Repurchase Agreements	$ (75,300,476)	$ (75,329,560)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500® Index	USD	2,650.00	06/18/2021	USD	127,731,948	412	$ 7,485,644	$ 7,268,504

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index - Series 33	1.00%	Semi-Annually	06/20/2025	USD	190,000	$(8,425)	$(16,492)	$8,067
North America Investment Grade Index - Series 31	1.00	Semi-Annually	12/20/2023	USD	8,100,000	(91,802)	(58,353)	(33,449)

Total						$(100,227)	$(74,845)	$(25,382)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Receive	1.22%	Quarterly	03/03/2025	CAD	200,000	$3,152	$2	$3,150
3-Month CAD-CDOR	Receive	1.24	Quarterly	03/04/2025	CAD	700,000	11,644	915	10,729
3-Month USD-LIBOR	Pay	0.96	Semi-Annually/Quarterly	03/31/2030	USD	1,100,000	(33,869)	(3,002)	(30,867)
3-Month USD-LIBOR	Pay	1.25	Semi-Annually/Quarterly	06/17/2025	USD	2,500,000	(116,034)	(9,364)	(106,670)
3-Month USD-LIBOR	Pay	1.25	Semi-Annually/Quarterly	06/17/2030	USD	3,400,000	(207,157)	181,873	(389,030)
3-Month USD-LIBOR	Pay	1.62	Semi-Annually/Quarterly	02/25/2030	USD	700,000	(70,416)	—	(70,416)
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/Quarterly	12/18/2029	USD	800,000	(161,020)	(68,355)	(92,665)
3-Month USD-LIBOR	Pay	3.00	Semi-Annually/Quarterly	02/04/2023	USD	11,200,000	(626,915)	—	(626,915)
6-Month EUR-EURIBOR	Receive	0.25	Semi-Annually/Annually	12/15/2030	EUR	1,400,000	65,811	57,365	8,446

Total							$(1,134,804)	$159,434	$(1,294,238)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (S)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (T)		Value (U)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Maturity	10/17/2057	USD	900,000	$9,130	$(37,282)	$46,412
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	600,000	5,693	(34,361)	40,054

Total							$14,823	$(71,643)	$86,466

Value
OTC Swap Agreements, at value (Assets)	$14,823,823

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Note	141	09/21/2020	$19,569,449	$19,623,235	$53,786	$—
E-Mini Russell 2000® Index	266	09/18/2020	18,678,467	19,120,080	441,613	—
Euro-BTP Italy Government Bond	28	09/08/2020	4,409,485	4,526,175	116,690	—
MSCI EAFE Index	637	09/18/2020	56,616,002	56,642,040	26,038	—
S&P 500® E-Mini Index	566	09/18/2020	87,448,734	87,452,660	3,926	—

Total					$642,053	$—

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	(90)	09/30/2020	$(11,289,961)	$(11,316,797)	$—	$(26,836)
10-Year U.S. Treasury Ultra Note	(75)	09/21/2020	(11,763,750)	(11,811,328)	—	(47,578)
30-Year U.S. Treasury Bond	(122)	09/21/2020	(21,723,641)	(21,784,625)	—	(60,984)
Euro OAT	(10)	09/08/2020	(1,858,149)	(1,883,547)	—	(25,398)
German Euro Bund	(21)	09/08/2020	(4,129,206)	(4,164,723)	—	(35,517)
U.K. Gilt	(11)	09/28/2020	(1,877,462)	(1,876,048)	1,414	—
U.S. Treasury Ultra Bond	(52)	09/21/2020	(11,387,112)	(11,344,125)	42,987	—

Total					$44,401	$(196,313)

Total Futures Contracts					$686,454	$(196,313)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	07/02/2020	USD	272,285	EUR	244,000	$—	$(1,859)
CITI	07/01/2020	DKK	209,295	USD	31,599	—	(42)
CITI	07/02/2020	USD	9,020	EUR	8,000	31	—
CITI	07/13/2020	USD	575,796	PEN	2,002,388	10,536	—
CITI	08/17/2020	MXN	4,097,000	USD	181,696	—	(4,601)
CITI	10/01/2020	USD	31,665	DKK	209,295	45	—
GSB	07/01/2020	USD	104,953	DKK	715,000	—	(2,852)
HSBC	07/02/2020	USD	1,433,074	GBP	1,156,000	657	—
HSBC	07/27/2020	USD	11,751	RUB	818,628	286	—
HSBC	08/04/2020	USD	1,268,023	GBP	1,034,000	—	(13,502)
JPM	07/01/2020	DKK	81,910	USD	12,405	—	(55)
JPM	10/01/2020	USD	12,432	DKK	81,910	57	—
MSCS	07/01/2020	DKK	302,049	USD	45,566	—	(25)
MSCS	10/01/2020	USD	64,089	DKK	423,795	62	—

Total						$11,674	$(22,936)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$6,507,215	$—	$6,507,215
Certificate of Deposit	—	200,000	—	200,000
Corporate Debt Securities	—	60,858,115	—	60,858,115
Foreign Government Obligations	—	7,224,368	—	7,224,368
Loan Assignment	—	—	391,021	391,021
Mortgage-Backed Securities	—	6,992,251	—	6,992,251
Municipal Government Obligations	—	2,377,311	—	2,377,311
U.S. Government Agency Obligations	—	32,499,331	—	32,499,331
U.S. Government Obligations	—	102,393,862	—	102,393,862
Short-Term U.S. Government Obligations	—	233,950,448	—	233,950,448
Other Investment Company	1,051,660	—	—	1,051,660
Repurchase Agreements	—	15,440,779	—	15,440,779
Exchange-Traded Options Purchased	7,268,504	—	—	7,268,504

Total Investments	$8,320,164	$468,443,680	$391,021	$477,154,865

Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$—	$80,607	$—	$80,607
Over-the-Counter Credit Default Swap Agreements	—	14,823	—	14,823
Futures Contracts (X)	686,454	—	—	686,454
Forward Foreign Currency Contracts (X)	—	11,674	—	11,674

Total Other Financial Instruments	$686,454	$107,104	$—	$793,558

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(75,329,560)	$—	$(75,329,560)
Centrally Cleared Credit Default Swap Agreements	—	(100,227)	—	(100,227)
Centrally Cleared Interest Rate Swap Agreements	—	(1,215,411)	—	(1,215,411)
Futures Contracts (X)	(196,313)	—	—	(196,313)
Forward Foreign Currency Contracts (X)	—	(22,936)	—	(22,936)

Total Other Financial Instruments	$(196,313)	$(76,668,134)	$—	$(76,864,447)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $32,814,357, representing 8.7% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2020, the total value of Regulation S securities is $3,620,321, representing 1.0% of the Portfolio’s net assets.
(F)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of June 30, 2020; the maturity date disclosed is the ultimate maturity date.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,838,479, collateralized by cash collateral of $1,051,660 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $8,988,061. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(H)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At June 30, 2020, the total value of such securities is $556,025, representing 0.1% of the Portfolio’s net assets.
(I)	Non-income producing securities.
(J)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2020, the total value of securities is $704,835, representing 0.2% of the Portfolio’s net assets.
(K)	Security is Level 3 of the fair value hierarchy.
(L)	Fixed rate loan commitment at June 30, 2020.
(M)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after June 30, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(N)	Securities are subject to sale-buyback transactions. The average amount of sale buy-backs outstanding during the period ended June 30, 2020 was $3,447,657 at a weighted average interest rate of 0.19%.
(O)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The value of the security is $104,998.
(P)	Rates disclosed reflect the yields at June 30, 2020.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $14,307,694.
(R)	The average amount of reverse repurchase agreements outstanding during the period ended June 30, 2020 was $75,417,672 at a weighted average interest rate of 1.04%.
(S)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(T)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(U)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(V)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(W)	Level 3 securities were not considered significant to the Portfolio.
(X)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
PEN	Peruvian Sol
RUB	Russian Ruble
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
CITI	Citibank, N.A.
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMBS	Commercial Mortgage-Backed Securities
COFI	11th District Monthly Weighted Average Cost of Funds Index
EAFE	Europe, Australasia and Far East
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $448,411,349) (including securities loaned of $9,838,479)	$461,714,086
Repurchase agreement, at value (cost $15,440,779)	15,440,779
Cash collateral pledged at broker for:
Centrally cleared swap agreements	324,000
Futures contracts	1,673,000
OTC swap agreements, at value	14,823
Foreign currency, at value (cost $126,098)	121,270
Receivables and other assets:
Investments sold	73,035,802
When-issued, delayed-delivery, forward and TBA commitments sold	51,810,859
Net income from securities lending	1,513
Shares of beneficial interest sold	1,720
Interest	1,216,933
Variation margin receivable on centrally cleared swap agreements	43,874
Variation margin receivable on futures contracts	1,598,612
Unrealized appreciation on forward foreign currency contracts	11,674
Prepaid expenses	1,673

Total assets	607,010,618

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,051,660
Cash collateral at broker for:
TBA commitments	35,000
OTC derivatives (A)	20,000
Reverse repurchase agreements, at value (face value $75,300,476)	75,329,560
Payables and other liabilities:
Investments purchased	73,384,888
When-issued, delayed-delivery, forward and TBA commitments purchased	78,510,013
Shares of beneficial interest redeemed	149,872
Due to custodian	3
Investment management fees	270,550
Distribution and service fees	80,136
Transfer agent costs	555
Trustees, CCO and deferred compensation fees	2,480
Audit and tax fees	22,005
Custody fees	53,122
Legal fees	787
Printing and shareholder reports fees	48,625
Other accrued expenses	8,839
Unrealized depreciation on forward foreign currency contracts	22,936

Total liabilities	228,991,031

Net assets	$378,019,587

Net assets consist of:
Capital stock ($0.01 par value)	$307,577
Additional paid-in capital	332,443,917
Total distributable earnings (accumulated losses)	45,268,093

Net assets	$378,019,587

Net assets by class:
Initial Class	$12,261,172
Service Class	365,758,415

Shares outstanding:
Initial Class	977,733
Service Class	29,779,975

Net asset value and offering price per share:
Initial Class	$12.54
Service Class	12.28

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Interest income	$4,190,524
Net income from securities lending	7,010

Total investment income	4,197,534

Expenses:
Investment management fees	1,538,062
Distribution and service fees:
Service Class	455,534
Transfer agent costs	2,733
Trustees, CCO and deferred compensation fees	6,153
Audit and tax fees	22,170
Custody fees	67,369
Legal fees	9,923
Printing and shareholder reports fees	23,595
Interest expense on sale-buybacks	3,289
Other	10,381

Total expenses	2,139,209

Net investment income (loss)	2,058,325

Net realized gain (loss) on:
Investments	18,595,069
Written options and swaptions	9,339
Swap agreements	(8,396,696)
Futures contracts	(12,197,278)
Forward foreign currency contracts	39,836
Foreign currency transactions	10,071
TBA Short Commitments	2,916

Net realized gain (loss)	(1,936,743)

Net change in unrealized appreciation (depreciation) on:
Investments	5,067,976
Swap agreements	(2,691,583)
Futures contracts	(5,276,505)
Forward foreign currency contracts	(24,441)
Translation of assets and liabilities denominated in foreign currencies	7,725

Net change in unrealized appreciation (depreciation)	(2,916,828)

Net realized and change in unrealized gain (loss)	(4,853,571)

Net increase (decrease) in net assets resulting from operations	$(2,795,246)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$2,058,325	$5,491,393
Net realized gain (loss)	(1,936,743)	41,743,880
Net change in unrealized appreciation (depreciation)	(2,916,828)	26,916,498

Net increase (decrease) in net assets resulting from operations	(2,795,246)	74,151,771

Capital share transactions:
Proceeds from shares sold:
Initial Class	215,439	512,007
Service Class	6,907,120	4,019,835

	7,122,559	4,531,842

Cost of shares redeemed:
Initial Class	(889,563)	(1,595,212)
Service Class	(22,386,924)	(37,596,418)

	(23,276,487)	(39,191,630)

Net increase (decrease) in net assets resulting from capital share transactions	(16,153,928)	(34,659,788)

Net increase (decrease) in net assets	(18,949,174)	39,491,983

Net assets:
Beginning of period/year	396,968,761	357,476,778

End of period/year	$378,019,587	$396,968,761

Capital share transactions - shares:
Shares issued:
Initial Class	17,533	44,890
Service Class	580,787	354,006

	598,320	398,896

Shares redeemed:
Initial Class	(71,808)	(137,629)
Service Class	(1,879,567)	(3,303,260)

	(1,951,375)	(3,440,889)

Net increase (decrease) in shares outstanding:
Initial Class	(54,275)	(92,739)
Service Class	(1,298,780)	(2,949,254)

	(1,353,055)	(3,041,993)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CASH FLOWS

For the period ended June 30, 2020

(unaudited)

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$(2,795,246)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(427,672,629)
Proceeds from long-term investments	445,036,575
Purchases to cover securities sold short	(98,502,116)
Proceeds from securities sold short	98,505,032
Net amortization (accretion) of discount and premium	194,847
Net purchases/proceeds of short-term investments	8,732,677
Net realized (gain) loss	1,936,743
Net change in unrealized (appreciation) depreciation	2,916,828
Receivables:
(Increase) decrease in receivables for investments sold	(58,733,384)
(Increase) decrease in receivables for net income from securities lending	(1,311)
(Increase) decrease in receivables for interest	50,733
(Increase) decrease in receivable for tax reclaim	592
(Increase) decrease in prepaid expenses	(1,673)
Payables:
Increase (decrease) in collateral for securities on loan	(754,503)
Increase (decrease) in payables for investments purchased	45,565,707
Increase (decrease) in accrued liabilities	(22,612)
Net cash provided by (used for) written options and swaptions transactions	9,339
Net cash provided by (used for) swap agreement transactions	(9,308,092)
Net cash provided by (used for) in futures contracts transactions	(18,143,199)
Net cash provided by (used for) in forward foreign currency contracts	64,277
Net cash provided by (used for) foreign currency transactions	25,521

Net cash provided by (used for) operating activities	(12,895,894)

Cash flows from financing activities:
Increase (decrease) to custodian for cash overdraft	3
Proceeds of shares sold, net of receivable for shares sold	7,243,103
Payment of shares redeemed, net of payable for shares redeemed	(23,126,735)
Increase (decrease) from reverse repurchase agreements	15,142,852
Proceeds from sale-buyback financing transactions	339,935,600
Payments from sale-buyback financing transactions	(334,333,664)

Net cash provided by (used for) financing activities	4,861,159

Net increase (decrease) in cash and foreign currencies	(8,034,735)

Cash and foreign currencies, at beginning of period (A)	$10,098,005

Cash and foreign currencies, at end of period (A)	$2,063,270

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$3,289

(A)	For the period ended June 30, 2020, the beginning and ending cash balances consist of the following:

	Beginning of Period	End of Period
Assets:
Cash	$9,197	$—
Cash collateral pledged at broker for:
Reverse repurchase agreements	430,000	—
Centrally cleared swap agreements	340,000	324,000
Futures contracts	10,835,000	1,673,000
Foreign currency, at value	343,808	121,270

Total assets	11,958,005	2,118,270

Liabilities:
Cash collateral received at broker for:
TBA Commitments	—	35,000
OTC derivatives	1,860,000	20,000

Total liabilities	1,860,000	55,000

Net cash per statement of assets and liabilities	$10,098,005	$2,063,270

Total cash and foreign currencies per statement of cash flows	$10,098,005	$2,063,270

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.60		$10.34		$12.82		$11.57		$11.01		$11.65

Investment operations:
Net investment income (loss) (A)	0.08		0.19		0.18		0.10		0.04	(B)	(0.01)
Net realized and unrealized gain (loss)	(0.14)		2.07		(0.98)		1.62		0.52		(0.36)

Total investment operations	(0.06)		2.26		(0.80)		1.72		0.56		(0.37)

Dividends and/or distributions to shareholders:
Net investment income	—		—		(0.42)		(0.08)		—		—
Net realized gains	—		—		(1.26)		(0.39)		—		(0.27)

Total dividends and/or distributions to shareholders	—		—		(1.68)		(0.47)		—		(0.27)

Net asset value, end of period/year	$12.54		$12.60		$10.34		$12.82		$11.57		$11.01

Total return	(0.48	)%(C)	21.97%		(7.49)%		15.13%		5.09%		(3.16)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,261		$13,002		$11,629		$13,558		$12,492		$12,715
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89	%(D)	0.92%		0.94%		0.93%		0.90%		0.90%
Including waiver and/or reimbursement and recapture	0.89	%(D)	0.92%		0.94%		0.93%		0.89	%(B)	0.90%
Net investment income (loss) to average net assets	1.33	%(D)	1.67%		1.50%		0.79%		0.33	%(B)	(0.11)%
Portfolio turnover rate	32	%(C)(E)	52	%(E)	35	%(E)	47	%(E)	57	%(E)	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Excludes sale-buyback transactions.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018		December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$12.35		$10.16		$12.63		$11.41		$10.88		$11.55

Investment operations:
Net investment income (loss) (A)	0.07		0.16		0.15		0.07		0.01	(B)	(0.04)
Net realized and unrealized gain (loss)	(0.14)		2.03		(0.97)		1.59		0.52		(0.36)

Total investment operations	(0.07)		2.19		(0.82)		1.66		0.53		(0.40)

Dividends and/or distributions to shareholders:
Net investment income	—		—		(0.39)		(0.05)		—		—
Net realized gains	—		—		(1.26)		(0.39)		—		(0.27)

Total dividends and/or distributions to shareholders	—		—		(1.65)		(0.44)		—		(0.27)

Net asset value, end of period/year	$12.28		$12.35		$10.16		$12.63		$11.41		$10.88

Total return	(0.57	)%(C)	21.56%		(7.68)%		14.83%		4.87%		(3.46)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$365,759		$383,967		$345,848		$412,129		$366,000		$318,268
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.14	%(D)	1.17%		1.19%		1.18%		1.15%		1.15%
Including waiver and/or reimbursement and recapture	1.14	%(D)	1.17%		1.19%		1.18%		1.14	%(B)	1.15%
Net investment income (loss) to average net assets	1.08	%(D)	1.42%		1.25%		0.54%		0.09	%(B)	(0.35)%
Portfolio turnover rate	32	%(C)(E)	52	%(E)	35	%(E)	47	%(E)	57	%(E)	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical — Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, little or no illiquid investments, and little or no investments classified as Level 3 of the fair value hierarchy in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, illiquid investments, or Level 3 classified securities have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business. The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at June 30, 2020. Open secured loan participations and assignments at June 30, 2020, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

Restricted securities: The Portfolio may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at June 30, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

TIPS held at June 30, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at June 30, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Open reverse repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the period ended June 30, 2020, the Portfolio earned price drop fee income of $1,242,392. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at June 30, 2020, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$415,687	$—	$—	$—	$415,687
U.S. Government Obligations	635,973	—	—	—	635,973
Total Securities Lending Transactions	$1,051,660	$—	$—	$—	$1,051,660
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$75,329,560	$—	$—	$75,329,560
Total Borrowings	$1,051,660	$75,329,560	$—	$—	$76,381,220

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at June 30, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors,

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at June 30, 2020, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$—	$7,268,504	$—	$—	$7,268,504
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	80,607	—	—	—	—	80,607
OTC swaps:
OTC swap agreements, at value	—	—	—	14,823	—	14,823
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	214,877	—	471,577	—	—	686,454
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	11,674	—	—	—	11,674
Total	$295,484	$11,674	$7,740,081	$14,823	$—	$8,062,062

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$(1,215,411)	$—	$—	$(100,227)	$—	$(1,315,638)
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	(196,313)	—	—	—	—	(196,313)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(22,936)	—	—	—	(22,936)
Total	$(1,411,724)	$(22,936)	$—	$(100,227)	$—	$(1,534,887)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$10,011,453	$—	$—	$10,011,453
Written options and swaptions	9,339	—	—	—	—	9,339
Swap agreements	(359,323)	—	(7,977,643)	(59,730)	—	(8,396,696)
Futures contracts	(4,614,222)	—	(7,583,056)	—	—	(12,197,278)
Forward foreign currency contracts	—	39,836	—	—	—	39,836
Total	$(4,964,206)	$39,836	$(5,549,246)	$(59,730)	$—	$(10,533,346)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(292,182)	$—	$—	$(292,182)
Swap agreements	(1,007,009)	—	(1,779,790)	95,216	—	(2,691,583)
Futures contracts	(614,268)	—	(4,662,237)	—	—	(5,276,505)
Forward foreign currency contracts	—	(24,441)	—	—	—	(24,441)
Total	$(1,621,277)	$(24,441)	$(6,734,209)	$95,216	$—	$(8,284,711)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Options:
Average value of option contracts purchased	$5,262,733
Average value of option contracts written	(10,638)
Average notional value of swaption contracts written	(514,286)
Credit default swaps:
Average notional value – buy protection	8,100,000
Average notional value – sell protection	2,539,143
Interest rate swaps:
Average notional value – pays fixed rate	18,314,285
Average notional value – receives fixed rate	1,925,214
Total return swaps:
Average notional value – long	42,093,225
Futures contracts:
Average notional value of contracts – long	168,654,131
Average notional value of contracts – short	(62,028,943)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	2,492,774
Average contract amounts sold – in USD	3,939,441

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
BNP Paribas	$—	$—	$—	$—	$1,859	$—	$—	$1,859
Citibank, N.A.	10,612	(4,643)	—	5,969	4,643	(4,643)	—	—
Goldman Sachs Bank	—	—	—	—	2,852	—	—	2,852
Goldman Sachs International	14,823	—	(14,823)	—	—	—	—	—
HSBC Bank USA	943	(943)	—	—	13,502	(943)	—	12,559
JPMorgan Chase Bank, N.A.	57	(55)	—	2	55	(55)	—	—
Morgan Stanley & Co., Inc.	62	(25)	(37)	—	25	(25)	—	—
Other Derivatives (C)	8,035,565	—	—	8,035,565	1,511,951	—	—	1,511,951

Total	$8,062,062	$(5,666)	$(14,860)	$8,041,536	$1,534,887	$(5,666)	$—	$1,529,221

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.82%
Over $250 million up to $750 million	0.81
Over $750 million up to $1.5 billion	0.79
Over $1.5 billion	0.76

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.95%	May 1, 2021
Service Class	1.20	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 12,491,297	$ 47,553,380	$ 16,119,074	$ 46,826,398

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 463,852,128	$ 16,703,263	$ (4,154,801)	$ 12,548,462

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica PIMCO Tactical – Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 1-year period and below the median for the past 3-, 5- and 10-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on September 17, 2012 pursuant to its current investment objective and investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Tactical – Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$1,051.90	$3.42	$1,021.50	$3.37	0.67%
Service Class	1,000.00	1,050.60	4.74	1,020.20	4.67	0.93

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	41.2%
U.S. Government Agency Obligations	39.0
U.S. Government Obligations	22.4
Asset-Backed Securities	10.4
Mortgage-Backed Securities	9.1
Repurchase Agreements	8.9
Foreign Government Obligations	2.6
Other Investment Company	1.6
Municipal Government Obligations	0.4
Loan Assignment	0.2
Short-Term U.S. Government Obligation	0.0 *
Net Other Assets (Liabilities) ^	(35.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	6.47
Duration †	5.12

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	61.4%
AAA	21.0
AA	2.6
A	9.7
BBB	27.4
BB	3.7
B	2.4
CCC and Below	4.7
Not Rated	2.9
Net Other Assets (Liabilities)	(35.8)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES - 10.4%
ABFC Trust Series 2004-OPT4, Class A1, 1-Month LIBOR + 0.62%, 0.80% (A), 04/25/2034	$ 54,693	$ 54,718
Adams Mill CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.10%, 2.32% (A), 07/15/2026 (B)	2,671,459	2,651,559
Ameriquest Mortgage Securities Trust Series 2006-R1, Class M1, 1-Month LIBOR + 0.39%, 0.57% (A), 03/25/2036	138,833	136,128
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W4, Class A2D, 1-Month LIBOR + 0.38%, 0.56% (A), 02/25/2036	2,508,817	2,176,189
Aurium CLO II DAC Series 2A, Class AR, 3-Month EURIBOR + 0.68%, 0.68% (A), 10/13/2029 (B)	EUR 3,600,000	4,013,314
B&M CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 0.73%, 1.91% (A), 04/16/2026 (B)	$ 446,845	445,488
Barings Euro CLO Series 2016-1A, Class A1R, 3-Month EURIBOR + 0.68%, 0.68% (A), 07/27/2030 (B)	EUR 6,000,000	6,694,896
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1-Month LIBOR + 0.65%, 0.83% (A), 03/25/2035	$ 570,809	570,698
Series 2005-HE6, Class M2,
1-Month LIBOR + 1.01%, 1.19% (A), 06/25/2035	197,834	196,970
Series 2006-HE10, Class 21A3,
1-Month LIBOR + 0.24%, 0.42% (A), 12/25/2036	12,710,044	9,842,578
Series 2007-HE3, Class 1A2,
1-Month LIBOR + 0.20%, 0.38% (A), 04/25/2037	61,140	335,768
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1,
1-Month LIBOR + 0.66%, 0.84% (A), 10/25/2032	5,881	5,773
Series 2004-1, Class M1,
1-Month LIBOR + 0.98%, 1.16% (A), 06/25/2034	1,794,987	1,788,488
Series 2006-SD3, Class 21A1,
4.12% (A), 07/25/2036	74,406	73,254
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A1AR, 3-Month LIBOR + 0.78%, 1.92% (A), 07/18/2027 (B)	3,440,913	3,415,165

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Cent CLO 19, Ltd. Series 2013-19A, Class A1A, 3-Month LIBOR + 1.33%, 2.17% (A), 10/29/2025 (B)	$ 2,353,173	$ 2,348,662
Chesapeake Funding II LLC Series 2018-2A, Class A1, 3.23%, 08/15/2030 (B)	4,541,638	4,625,953
CIFC Funding, Ltd. Series 2015-5A, Class A1R, 3-Month LIBOR + 0.86%, 1.85% (A), 10/25/2027 (B)	8,200,000	8,097,131
CIT Mortgage Loan Trust Series 2007-1, Class 1A, 1-Month LIBOR + 1.35%, 1.53% (A), 10/25/2037 (B)	3,505,928	3,494,982
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates Series 2004-OPT1, Class M3, 1-Month LIBOR + 0.95%, 1.13% (A), 10/25/2034	4,524,846	4,361,215
Citigroup Mortgage Loan Trust, Inc.
Series 2007-AMC1, Class A1,
1-Month LIBOR + 0.16%, 0.34% (A), 12/25/2036 (B)	8,303,575	5,463,469
Series 2007-AMC4, Class A2C,
1-Month LIBOR + 0.17%, 0.35% (A), 05/25/2037	263,020	261,842
Series 2007-FS1, Class 1A1,
4.44% (A), 10/25/2037 (B)	2,696,260	2,837,245
Countrywide Asset-Backed Certificates
Series 2006-20, Class 1A,
1-Month LIBOR + 0.14%, 0.32% (A), 04/25/2047	3,327,954	3,185,921
Series 2006-24, Class 1A,
1-Month LIBOR + 0.14%, 0.32% (A), 06/25/2047	8,899,146	7,840,881
Series 2006-24, Class 2A3,
1-Month LIBOR + 0.15%, 0.33% (A), 06/25/2047	2,045,486	2,018,363
Series 2007-2, Class 2A3,
1-Month LIBOR + 0.14%, 0.32% (A), 08/25/2037	4,145,155	4,033,948
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-9, Class MV4, 1-Month LIBOR + 1.58%, 1.76% (A), 11/25/2034	2,500,000	2,371,901
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.12% (A), 10/15/2027 (B)	6,912,560	6,841,333
Evergreen Credit Card Trust Series 2019-2, Class A, 1.90%, 09/15/2024 (B)	8,100,000	8,308,587
Gallatin CLO IX, Ltd. Series 2018-1A, Class A, 3-Month LIBOR + 1.05%, 2.16% (A), 01/21/2028 (B)	6,679,212	6,609,087

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
GSAMP Trust Series 2005-HE1, Class M2, 1-Month LIBOR + 1.32%, 1.50% (A), 12/25/2034	$ 2,898,847	$ 2,359,306
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 2.20% (A), 10/22/2025 (B)	1,650,909	1,642,618
Home Equity Asset Trust
Series 2002-1, Class A4,
1-Month LIBOR + 0.60%, 0.78% (A), 11/25/2032	1,283	1,096
Series 2004-4, Class M1,
1-Month LIBOR + 0.78%, 0.96% (A), 10/25/2034	2,954,092	2,891,822
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A, Class 1A, 1-Month LIBOR + 0.22%, 0.40% (A), 04/25/2037	1,376,775	1,138,402
KVK CLO, Ltd. Series 2013-1A, Class AR, 3-Month LIBOR + 0.90%, 2.21% (A), 01/14/2028 (B)	5,755,290	5,690,387
LoanCore Issuer, Ltd. Series 2018-CRE1, Class A, 1-Month LIBOR + 1.13%, 1.31% (A), 05/15/2028 (B)	6,600,000	6,535,828
Master Asset-Backed Securities Trust Series 2007-HE2, Class A1, 1-Month LIBOR + 1.15%, 1.33% (A), 08/25/2037	3,072,977	2,772,125
Monarch Grove CLO Trust Series 2018-1A, Class A1, 3-Month LIBOR + 0.88%, 1.87% (A), 01/25/2028 (B)	5,101,660	5,013,085
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE9, Class M2,
1-Month LIBOR + 0.93%, 1.11% (A), 11/25/2034	1,163,693	1,146,012
Series 2005-WMC6, Class M3,
1-Month LIBOR + 0.77%, 0.95% (A), 07/25/2035	2,057,994	2,063,267
Series 2007-HE5, Class A2C,
1-Month LIBOR + 0.25%, 0.43% (A), 03/25/2037	2,706,267	1,348,228
Mountain Hawk III CLO, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.20%, 2.34% (A), 04/18/2025 (B)	1,207,424	1,202,320
OCP CLO, Ltd. Series 2015-9A, Class A1R, 3-Month LIBOR + 0.80%, 2.02% (A), 07/15/2027 (B)	3,945,742	3,919,069
Octagon Investment Partners XXIII, Ltd. Series 2015-1A, Class A1R, 3-Month LIBOR + 0.85%, 2.07% (A), 07/15/2027 (B)	4,100,000	4,043,781

	Principal	Value
ASSET-BACKED SECURITIES (continued)
OneMain Direct Auto Receivables Trust Series 2018-1A, Class A, 3.43%, 12/16/2024 (B)	$ 6,700,000	$ 6,795,511
Option One Mortgage Loan Trust
Series 2007-2, Class 1A1,
1-Month LIBOR + 0.14%, 0.32% (A), 03/25/2037	4,945,337	3,733,091
Series 2007-5, Class 1A1,
1-Month LIBOR + 0.22%, 0.40% (A), 05/25/2037	7,795,498	5,474,722
RASC Trust
Series 2005-KS11, Class M2,
1-Month LIBOR + 0.42%, 0.60% (A), 12/25/2035	7,100,000	6,857,048
Series 2006-EMX1, Class M1,
1-Month LIBOR + 0.41%, 0.59% (A), 01/25/2036	958,097	953,677
Series 2006-KS9, Class AI3,
1-Month LIBOR + 0.16%, 0.34% (A), 11/25/2036	853,180	842,289
SLM Student Loan Trust Series 2003-11, Class A6, 3-Month LIBOR + 0.55%, 0.86% (A), 12/15/2025 (B)	3,974,681	3,943,580
Sofi Professional Loan Program LLC Series 2018-A, Class A2A, 2.39%, 02/25/2042 (B)	772,789	774,470
Sofi Professional Loan Program Trust Series 2018-B, Class A1FX, 2.64%, 08/25/2047 (B)	843,756	845,853
Soundview Home Loan Trust
Series 2005-3, Class M3,
1-Month LIBOR + 0.83%, 1.01% (A), 06/25/2035	89,562	89,963
Series 2006-OPT2, Class A3,
1-Month LIBOR + 0.18%, 0.36% (A), 05/25/2036	628,660	627,449
Series 2007-WMC1, Class 3A1,
1-Month LIBOR + 0.11%, 0.29% (A), 02/25/2037	1,203,784	416,357
Structured Asset Investment Loan Trust Series 2005-9, Class M1, 1-Month LIBOR + 0.42%, 0.60% (A), 11/25/2035	6,000,000	5,822,062
TICP CLO I, Ltd. Series 2015-1A, Class AR, 3-Month LIBOR + 0.80%, 1.94% (A), 07/20/2027 (B)	6,424,380	6,360,316
TICP CLO III, Ltd. Series 2018-3R, Class A, 3-Month LIBOR + 0.84%, 1.98% (A), 04/20/2028 (B)	5,500,000	5,436,921
Tralee CLO, Ltd. Series 2018-5A, Class A1, 3-Month LIBOR + 1.11%, 2.25% (A), 10/20/2028 (B)	7,900,000	7,752,167
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	17,376	18,110

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITIES (continued)
U.S. Small Business Administration (continued)
Series 2004-20C, Class 1,
4.34%, 03/01/2024	$ 147,407	$ 153,180
Series 2008-20L, Class 1,
6.22%, 12/01/2028	426,171	478,408
Venture XII CLO, Ltd. Series 2012-12A, Class ARR, 3-Month LIBOR + 0.80%, 1.17% (A), 02/28/2026 (B)	5,119,309	5,051,657
Venture XVI CLO, Ltd. Series 2014-16A, Class ARR, 3-Month LIBOR + 0.85%, 2.07% (A), 01/15/2028 (B)	6,726,679	6,617,585
Venture XX CLO, Ltd. Series 2015-20A, Class AR, 3-Month LIBOR + 0.82%, 2.04% (A), 04/15/2027 (B)	3,887,040	3,845,562
Voya CLO, Ltd. Series 2014-3A, Class A1R, 3-Month LIBOR + 0.72%, 1.71% (A), 07/25/2026 (B)	2,725,978	2,710,739
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M2, 1-Month LIBOR + 0.69%, 0.87% (A), 10/25/2035	1,651,000	1,492,269
WaMu Asset-Backed Certificates Trust Series 2007-HE2, Class 2A3, 1-Month LIBOR + 0.25%, 0.43% (A), 04/25/2037	4,048,181	1,919,321
Westlake Automobile Receivables Trust Series 2018-3A, Class A2A, 2.98%, 01/18/2022 (B)	268,485	268,762

Total Asset-Backed Securities (Cost $217,081,207)		226,149,921

CORPORATE DEBT SECURITIES - 41.2%
Aerospace & Defense - 0.2%
Spirit AeroSystems, Inc. 3.95%, 06/15/2023	4,200,000	3,549,000

Airlines - 0.7%
Continental Airlines Pass-Through Trust 4.15%, 10/11/2025	1,605,899	1,504,625
Delta Air Lines Pass-Through Trust 6.82%, 02/10/2024	5,867,558	5,752,311
JetBlue Pass-Through Trust 2.75%, 11/15/2033	3,556,106	3,371,212
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	4,437,986	3,794,479

		14,422,627

Automobiles - 0.4%
BMW Finance NV 2.25%, 08/12/2022 (B)	6,700,000	6,887,936
Volkswagen Bank GmbH 1.88%, 01/31/2024, MTN (C)	EUR 2,300,000	2,643,674

		9,531,610

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks - 9.5%
AIB Group PLC 4.75%, 10/12/2023 (B)	$ 6,600,000	$ 7,114,969
Banco Espirito Santo SA
2.63%, 05/08/2017, MTN (C) (D) (E)	EUR 1,600,000	287,616
4.00%, 01/21/2019, MTN (C) (D) (E)	800,000	143,808
Banco Santander SA 3.85%, 04/12/2023	$ 6,800,000	7,239,822
Banque Federative du Credit Mutuel SA 3-Month LIBOR + 0.96%, 2.10% (A), 07/20/2023 (B)	8,000,000	8,071,824
Barclays Bank PLC
7.63%, 11/21/2022	3,100,000	3,375,192
10.18%, 06/12/2021 (B)	5,520,000	5,969,300
Barclays PLC
3-Month LIBOR + 2.11%, 2.56% (A), 08/10/2021	5,200,000	5,279,915
3-Month LIBOR + 1.63%, 2.94% (A), 01/10/2023	5,200,000	5,213,488
Fixed until 09/15/2023 (F), 7.75% (A)	6,500,000	6,605,625
Fixed until 09/15/2022 (F), 7.88% (A) (C)	GBP 3,000,000	3,717,599
BBVA USA 2.50%, 08/27/2024	$ 4,000,000	4,060,812
Canadian Imperial Bank of Commerce 0.95%, 06/23/2023	5,400,000	5,418,188
Citigroup, Inc. 3-Month LIBOR + 1.43%, 1.78% (A), 09/01/2023	4,300,000	4,343,645
Cooperatieve Rabobank UA
4.38%, 08/04/2025	7,400,000	8,328,681
Fixed until 06/29/2021 (F), 6.63% (A) (C)	EUR 3,200,000	3,689,573
ING Groep NV 4.63%, 01/06/2026 (B)	$ 900,000	1,054,472
JPMorgan Chase & Co.
Fixed until 04/23/2023, 3.56% (A), 04/23/2024	1,100,000	1,177,563
3.90%, 07/15/2025	6,150,000	6,956,249
Lloyds Bank PLC 7.50% (G), 04/02/2032, MTN (C)	9,600,000	7,838,626
Lloyds Banking Group PLC
Fixed until 03/17/2022, 2.86% (A), 03/17/2023	5,400,000	5,561,855
4.05%, 08/16/2023	5,100,000	5,541,150
Fixed until 06/27/2023 (F), 7.63% (A) (C)	GBP 2,500,000	3,154,663
Mitsubishi UFJ Financial Group, Inc.
3.41%, 03/07/2024	$ 5,100,000	5,506,742
3.46%, 03/02/2023	4,900,000	5,238,122
Mizuho Financial Group, Inc. Fixed until 09/11/2023, 3.92% (A), 09/11/2024	8,100,000	8,762,519
NatWest Markets PLC 0.63%, 03/02/2022, MTN (C)	EUR 5,800,000	6,490,167
Royal Bank of Scotland Group PLC
Fixed until 05/15/2022, 3.50% (A), 05/15/2023	$ 5,000,000	5,191,020
Fixed until 06/25/2023, 4.52% (A), 06/25/2024	5,000,000	5,429,595

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC (continued)
Fixed until 08/15/2021 (F), 8.63% (A)	$ 3,800,000	$ 3,951,050
Santander PLC 3.75%, 11/15/2021	8,100,000	8,439,061
Societe Generale SA 4.25%, 09/14/2023 (B)	6,500,000	6,997,649
Standard Chartered PLC Fixed until 01/20/2022, 4.25% (A), 01/20/2023 (B)	6,700,000	6,955,271
Synchrony Bank 3.65%, 05/24/2021	6,900,000	7,011,938
UniCredit SpA
6.57%, 01/14/2022 (B)	7,000,000	7,395,957
7.83%, 12/04/2023 (B)	5,650,000	6,511,393
Wells Fargo & Co.
3-Month LIBOR + 1.23%, 1.99% (A), 10/31/2023	2,000,000	2,014,450
2.63%, 07/22/2022, MTN	5,400,000	5,625,773
Wells Fargo Bank NA 3.55%, 08/14/2023	5,100,000	5,533,391

		207,198,733

Beverages - 0.6%
Anheuser-Busch InBev Worldwide, Inc. 4.50%, 06/01/2050	5,700,000	6,757,464
Keurig Dr. Pepper, Inc. 4.06%, 05/25/2023	3,500,000	3,814,339
Molson Coors Beverage Co. 2.10%, 07/15/2021	2,400,000	2,429,465

		13,001,268

Biotechnology - 0.7%
AbbVie, Inc.
2.95%, 11/21/2026 (B)	6,400,000	6,960,949
3.38%, 11/14/2021	4,200,000	4,351,536
3.45%, 03/15/2022 (B)	300,000	312,018
3.75%, 11/14/2023	2,700,000	2,934,692
5.00%, 12/15/2021 (B)	1,200,000	1,260,722

		15,819,917

Capital Markets - 4.2%
Credit Suisse Group AG
3-Month LIBOR + 1.24%, 1.56% (A), 06/12/2024 (B)	6,600,000	6,632,769
Fixed until 06/12/2023, 4.21% (A), 06/12/2024 (B)	6,700,000	7,200,175
Credit Suisse Group Funding Guernsey, Ltd.
3-Month LIBOR + 2.29%, 3.43% (A), 04/16/2021	5,300,000	5,382,590
3.45%, 04/16/2021	3,700,000	3,787,731
Deutsche Bank AG
2.70%, 07/13/2020	7,000,000	7,001,470
3.15%, 01/22/2021	8,200,000	8,238,441
3.30%, 11/16/2022	4,500,000	4,602,567
3.38%, 05/12/2021	6,400,000	6,457,227
3.70%, 05/30/2024	8,200,000	8,546,011
4.25%, 10/14/2021	4,100,000	4,206,650
5.00%, 02/14/2022	5,300,000	5,532,307

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Goldman Sachs Group, Inc.
3-Month LIBOR + 0.75%, 1.11% (A), 02/23/2023	$ 3,500,000	$ 3,483,203
3.75%, 05/22/2025	10,700,000	11,855,338
UBS Group AG
4.13%, 09/24/2025 (B)	2,200,000	2,493,600
4.25%, 03/23/2028 (B)	4,900,000	5,560,725

		90,980,804

Chemicals - 0.5%
Sasol Financing USA LLC 5.88%, 03/27/2024	5,300,000	4,717,000
Syngenta Finance NV 4.44%, 04/24/2023 (B)	5,000,000	5,247,764

		9,964,764

Construction & Engineering - 0.0% (H)
Odebrecht Offshore Drilling Finance, Ltd.
6.72%, 12/01/2022 (B)	665,229	545,488
PIK Rate 1.00%, Cash Rate 6.72%, 12/01/2026 (B) (I)	3,682,525	331,427
Odebrecht Oil & Gas Finance, Ltd. Zero Coupon, 07/30/2020 (B) (F)	500,930	501

		877,416

Consumer Finance - 5.0%
Capital One Financial Corp. 4.25%, 04/30/2025 (J)	6,000,000	6,741,985
Daimler Finance North America LLC
2.55%, 08/15/2022 (B)	8,000,000	8,205,560
3.35%, 05/04/2021 (B)	6,800,000	6,925,632
3.40%, 02/22/2022 (B)	8,000,000	8,264,560
Ford Motor Credit Co. LLC
3-Month EURIBOR + 0.37%, 0.08% (A), 12/01/2021, MTN	EUR 800,000	842,046
3-Month LIBOR + 0.93%, 1.23% (A), 09/24/2020, MTN	$ 14,500,000	14,384,014
3.20%, 01/15/2021	6,500,000	6,402,500
5.75%, 02/01/2021	6,500,000	6,524,700
General Motors Financial Co., Inc.
3-Month EURIBOR + 0.55%, 0.15% (A), 03/26/2022, MTN (C)	EUR 1,900,000	2,036,378
3-Month LIBOR + 0.85%, 2.17% (A), 04/09/2021	$ 4,100,000	4,075,540
3.20%, 07/13/2020	7,000,000	7,003,295
4.20%, 11/06/2021	6,400,000	6,563,337
Nissan Motor Acceptance Corp. 2.60%, 09/28/2022, MTN (C)	6,130,000	5,998,647
Springleaf Finance Corp. 6.88%, 03/15/2025	5,600,000	5,745,250
Volkswagen Group of America Finance LLC
3-Month LIBOR + 0.86%, 1.16% (A), 09/24/2021 (B)	5,400,000	5,380,822
3-Month LIBOR + 0.77%, 1.20% (A), 11/13/2020 (B)	6,700,000	6,703,940
3.35%, 05/13/2025 (B)	6,500,000	6,937,033

		108,735,239

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services - 1.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30%, 01/23/2023	$ 7,500,000	$ 7,364,933
Aircastle, Ltd. 5.13%, 03/15/2021	2,400,000	2,409,632
Aviation Capital Group LLC
3.88%, 05/01/2023 (B)	3,900,000	3,705,387
4.13%, 08/01/2025 (B)	5,300,000	4,754,088
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.25%, 09/07/2021, MTN (C)	4,100,000	4,152,877
NTT Finance Corp. 1.90%, 07/21/2021, MTN (C)	3,400,000	3,438,932
Tayarra, Ltd. 3.63%, 02/15/2022	2,078,656	2,125,399
Washington Prime Group, LP 6.45%, 08/15/2024 (J)	22,800,000	12,861,480

		40,812,728

Diversified Telecommunication Services - 1.0%
AT&T, Inc.
3-Month LIBOR + 1.18%, 1.50% (A), 06/12/2024	6,700,000	6,713,259
2.75%, 06/01/2031	6,500,000	6,767,729
3.40%, 06/15/2022	2,100,000	2,209,035
Level 3 Financing, Inc. 3.40%, 03/01/2027 (B)	5,100,000	5,393,046

		21,083,069

Electric Utilities - 2.6%
Duke Energy Corp. 3.05%, 08/15/2022	7,060,000	7,350,900
Edison International 3.55%, 11/15/2024	3,900,000	4,110,242
Emera US Finance, LP 2.70%, 06/15/2021	1,214,000	1,236,193
Enel Finance International NV 4.25%, 09/14/2023 (B)	1,746,000	1,899,007
Evergy, Inc. 2.45%, 09/15/2024	1,500,000	1,584,304
FirstEnergy Corp. 3.90%, 07/15/2027	3,100,000	3,506,944
Florida Power & Light Co. 3.70%, 12/01/2047	3,000,000	3,601,779
Jersey Central Power & Light Co. 4.70%, 04/01/2024 (B)	4,700,000	5,270,324
NextEra Energy Capital Holdings, Inc.
1.95%, 09/01/2022	6,700,000	6,890,019
2.20%, 12/02/2026, MTN	AUD 7,700,000	5,249,422
3.20%, 02/25/2022	$ 6,700,000	6,987,723
Pacific Gas & Electric Co.
1.75%, 06/16/2022 (J)	4,300,000	4,306,880
3.30%, 12/01/2027	300,000	324,357
3.40%, 08/15/2024 (J)	2,000,000	2,200,000
4.25%, 08/01/2023	1,700,000	1,937,983

		56,456,077

Entertainment - 0.3%
Walt Disney Co. 3.60%, 01/13/2051	5,600,000	6,238,070

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 3.4%
Alexandria Real Estate Equities, Inc.
3.38%, 08/15/2031	$ 1,300,000	$ 1,450,877
4.30%, 01/15/2026	4,100,000	4,666,456
American Tower Corp.
2.40%, 03/15/2025	5,100,000	5,384,153
3.38%, 05/15/2024	7,800,000	8,468,431
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	5,500,000	6,134,480
Boston Properties, LP 3.40%, 06/21/2029	6,500,000	7,168,827
Brandywine Operating Partnership, LP 3.95%, 11/15/2027	2,500,000	2,566,931
CBL & Associates, LP 5.95%, 12/15/2026	7,100,000	2,041,250
Crown Castle International Corp. 5.25%, 01/15/2023	4,000,000	4,451,035
Digital Realty Trust, LP 3.70%, 08/15/2027	1,600,000	1,825,294
Federal Realty Investment Trust 3.50%, 06/01/2030	2,100,000	2,215,079
Hudson Pacific Properties, LP 4.65%, 04/01/2029	1,200,000	1,296,489
MPT Operating Partnership, LP / MPT Finance Corp. 2.55%, 12/05/2023	GBP 1,000,000	1,235,002
Sabra Health Care, LP 3.90%, 10/15/2029	$ 900,000	818,101
Service Properties Trust
4.25%, 02/15/2021	116,000	116,015
4.35%, 10/01/2024	6,500,000	5,858,473
Simon Property Group, LP 2.00%, 09/13/2024	6,800,000	6,975,577
Unibail-Rodamco-Westfield SE 1.00%, 03/14/2025, MTN (C) (J)	EUR 4,900,000	5,446,391
Welltower, Inc. 4.25%, 04/15/2028	$ 5,900,000	6,593,762

		74,712,623

Food Products - 0.5%
Campbell Soup Co. 3.30%, 03/15/2021	2,900,000	2,949,022
Tyson Foods, Inc. 3-Month LIBOR + 0.45%, 0.82% (A), 08/21/2020	8,800,000	8,800,736

		11,749,758

Gas Utilities - 0.6%
Boston Gas Co. 3.00%, 08/01/2029 (B)	6,150,000	6,643,675
CenterPoint Energy Resources Corp. 3.55%, 04/01/2023	6,900,000	7,350,297

		13,993,972

Health Care Providers & Services - 0.4%
CVS Health Corp.
3.50%, 07/20/2022	1,500,000	1,580,238
4.00%, 12/05/2023	400,000	438,769
HCA, Inc.
5.38%, 09/01/2026	5,300,000	5,770,375
5.88%, 02/01/2029	100,000	113,159

		7,902,541

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 1.2%
Choice Hotels International, Inc. 3.70%, 12/01/2029	$ 2,400,000	$ 2,404,248
GLP Capital, LP / GLP Financing II, Inc. 4.00%, 01/15/2030	6,100,000	6,046,625
Marriott International, Inc. 4.15%, 12/01/2023 (J)	7,000,000	7,263,157
Marriott Ownership Resorts, Inc. / ILG LLC 6.50%, 09/15/2026	4,000,000	4,030,000
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025 (B) (J)	6,200,000	5,673,000

		25,417,030

Household Products - 0.3%
Reckitt Benckiser Treasury Services PLC 2.38%, 06/24/2022 (B)	5,400,000	5,563,566

Insurance - 0.9%
Allstate Corp. 3-Month LIBOR + 0.63%, 0.94% (A), 03/29/2023	5,600,000	5,585,637
Ambac LSNI LLC 3-Month LIBOR + 5.00%, 6.00% (A), 02/12/2023 (B)	5,238,018	5,172,543
American International Group, Inc. 3.75%, 07/10/2025	2,200,000	2,434,610
Jackson National Life Global Funding 2.38%, 09/15/2022 (B)	6,500,000	6,688,710

		19,881,500

Internet & Direct Marketing Retail - 0.1%
Expedia Group, Inc. 3.80%, 02/15/2028	1,200,000	1,149,394

IT Services - 0.3%
PayPal Holdings, Inc. 2.85%, 10/01/2029	6,700,000	7,288,017

Machinery - 0.3%
Westinghouse Air Brake Technologies Corp. 3-Month LIBOR + 1.30%, 1.61% (A), 09/15/2021	6,600,000	6,600,000

Media - 0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital
3-Month LIBOR + 1.65%, 2.34% (A), 02/01/2024	3,500,000	3,511,250
4.46%, 07/23/2022	3,800,000	4,053,054
Time Warner Cable LLC 4.00%, 09/01/2021	2,400,000	2,463,865

		10,028,169

Oil, Gas & Consumable Fuels - 0.9%
BP Capital Markets America, Inc. 3.79%, 02/06/2024	1,600,000	1,747,293
Chevron Corp. 2.24%, 05/11/2030	5,400,000	5,655,195
Shell International Finance BV 2.75%, 04/06/2030	5,800,000	6,288,292

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Tennessee Gas Pipeline Co. LLC 2.90%, 03/01/2030 (B)	$ 6,500,000	$ 6,661,483

		20,352,263

Pharmaceuticals - 1.5%
Bayer US Finance II LLC
3.50%, 06/25/2021 (B)	2,000,000	2,050,275
3.88%, 12/15/2023 (B)	13,800,000	15,132,096
4.25%, 12/15/2025 (B)	3,800,000	4,362,815
Takeda Pharmaceutical Co., Ltd. 2.05%, 03/31/2030 (K)	3,500,000	3,498,098
Teva Pharmaceutical Finance II BV
1.25%, 03/31/2023 (C)	EUR 2,800,000	2,917,728
3.25%, 04/15/2022	3,800,000	4,246,415

		32,207,427

Semiconductors & Semiconductor Equipment - 1.2%
Broadcom, Inc.
3.46%, 09/15/2026 (B)	$ 5,524,000	5,924,108
4.11%, 09/15/2028 (B)	5,261,000	5,731,983
Microchip Technology, Inc. 3.92%, 06/01/2021	4,600,000	4,689,649
NXP BV / NXP Funding LLC 4.13%, 06/01/2021 (B)	10,200,000	10,504,314

		26,850,054

Software - 0.3%
VMware, Inc. 2.95%, 08/21/2022	7,100,000	7,343,939

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC / EMC Corp. 5.45%, 06/15/2023 (B)	6,500,000	7,109,780

Tobacco - 0.6%
BAT Capital Corp. 3.56%, 08/15/2027	3,400,000	3,664,656
Imperial Brands Finance PLC 3.50%, 07/26/2026 (B)	4,420,000	4,719,430
JT International Financial Services BV 3.50%, 09/28/2023, MTN (C)	4,500,000	4,824,567

		13,208,653

Wireless Telecommunication Services - 0.3%
Sprint Corp. 7.13%, 06/15/2024	200,000	225,828
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023 (B)	1,250,000	1,265,225
T-Mobile USA, Inc. 2.55%, 02/15/2031 (B)	3,900,000	3,913,728

		5,404,781

Total Corporate Debt Securities (Cost $888,225,648)		895,434,789

FOREIGN GOVERNMENT OBLIGATIONS - 2.6%
Israel - 0.3%
Israel Government International Bond 2.75%, 07/03/2030	6,400,000	7,041,536

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan - 1.4%
Japan Bank for International Cooperation 2.88%, 07/21/2027	$ 8,500,000	$ 9,621,612
Japan Finance Organization for Municipalities
2.63%, 04/20/2022 (B)	8,400,000	8,706,552
3.38%, 09/27/2023 (B)	10,500,000	11,407,036

		29,735,200

Kuwait - 0.1%
Kuwait International Government Bond 2.75%, 03/20/2022 (C)	1,300,000	1,339,767

Qatar - 0.8%
Qatar Government International Bond
4.50%, 04/23/2028 (C)	7,300,000	8,602,612
5.10%, 04/23/2048 (C)	6,900,000	9,377,666

		17,980,278

Total Foreign Government Obligations (Cost $49,241,016)		56,096,781

LOAN ASSIGNMENT - 0.2%
Hotels, Restaurants & Leisure - 0.2%
Wyndham Hotels & Resorts, Inc. Term Loan B, 1-Month LIBOR + 1.75%, 1.93%, 05/30/2025 (A)	4,224,750	3,981,827

Total Loan Assignment (Cost $4,224,750)		3,981,827

MORTGAGE-BACKED SECURITIES - 9.1%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 1A21,
3.82% (A), 01/25/2036	103,297	92,586
Series 2005-4, Class 1A1,
2.58% (A), 08/25/2035	71,807	53,803
Series 2005-5, Class 2A1,
3.87% (A), 09/25/2035	65,788	60,051
Alternative Loan Trust
Series 2003-J3, Class 2A1,
6.25%, 12/25/2033	19,573	20,042
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.21%, 0.39% (A), 05/25/2035	131,939	118,062
Series 2005-56, Class 5A2,
1-Month LIBOR + 0.77%, 0.95% (A), 11/25/2035	296,556	259,224
Series 2005-62, Class 2A1,
12-MTA + 1.00%, 2.50% (A), 12/25/2035	11,302	10,013
Series 2005-76, Class 1A2,
12-MTA + 2.00%, 3.50% (A), 01/25/2036	6,242,786	5,125,828
Series 2005-80CB, Class 1A1,
6.00%, 02/25/2036	3,291,327	3,126,319
Series 2005-J12, Class 2A1,
1-Month LIBOR + 0.54%, 0.72% (A), 08/25/2035	3,730,659	2,472,454
Series 2006-OA12, Class A1B,
1-Month LIBOR + 0.19%, 0.38% (A), 09/20/2046	2,032,829	1,747,030

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust (continued)
Series 2006-OA21, Class A1,
1-Month LIBOR + 0.19%, 0.38% (A), 03/20/2047	$ 1,826,553	$ 1,456,620
Series 2007-9T1, Class 1A10,
6.00%, 05/25/2037	838,883	497,378
Series 2007-HY4, Class 1A1,
2.94% (A), 06/25/2037	953,356	799,248
American Home Mortgage Assets Trust Series 2007-1, Class A1, 12-MTA + 0.70%, 2.20% (A), 02/25/2047	3,251,205	1,742,895
Ashford Hospitality Trust Series 2018-AHT1, Class A, 1-Month LIBOR + 1.00%, 1.18% (A), 06/15/2035 (B)	7,500,000	6,955,148
Banc of America Funding Trust
Series 2005-D, Class A1,
4.01% (A), 05/25/2035	1,857,330	1,831,891
Series 2006-D, Class 5A1,
3.59% (A), 05/20/2036	174,473	151,359
Series 2006-J, Class 4A1,
4.18% (A), 01/20/2047	40,076	37,568
BBCMS Trust Series 2015-STP, Class A, 3.32%, 09/10/2028 (B)	4,385,950	4,385,538
BCAP LLC Trust
Series 2009-RR3, Class 2A2,
3.40% (A), 05/26/2037 (B)	5,720,237	4,810,854
Series 2013-RR12, Class 1A3,
1-Month LIBOR + 0.50%, 0.67% (A), 05/26/2035 (B)	29,998	29,237
Bear Stearns Alt-A Trust
Series 2005-8, Class 21A1,
3.72% (A), 10/25/2035	1,507,079	1,375,715
Series 2006-6, Class 31A1,
3.84% (A), 11/25/2036	2,162,469	1,616,920
Series 2006-6, Class 32A1,
3.72% (A), 11/25/2036	448,215	292,149
Series 2006-8, Class 3A1,
1-Month LIBOR + 0.16%, 0.34% (A), 02/25/2034	254,430	230,366
Series 2006-R1, Class 2E21,
3.50% (A), 08/25/2036	521,199	418,987
Bear Stearns ARM Trust
Series 2003-5, Class 2A1,
3.83% (A), 08/25/2033	202,837	195,361
Series 2003-8, Class 2A1,
4.10% (A), 01/25/2034	19,650	19,846
Series 2003-8, Class 4A1,
4.18% (A), 01/25/2034	55,318	54,797
Series 2003-9, Class 2A1,
3.89% (A), 02/25/2034	28,477	28,040
Series 2004-10, Class 22A1,
4.38% (A), 01/25/2035	58,732	54,484
Series 2006-4, Class 1A1,
4.18% (A), 10/25/2036	95,770	91,648

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns Structured Products, Inc. Trust
Series 2007-R6, Class 1A1,
3.63% (A), 01/26/2036	$ 194,795	$ 159,071
Series 2007-R6, Class 2A1,
4.25% (A), 12/26/2046	164,708	142,931
Business Mortgage Finance 7 PLC Series 7X, Class A1, 3-Month GBP LIBOR + 1.00%, 2.29% (A), 02/15/2041 (C)	GBP 1,388,099	1,685,128
CHL Mortgage Pass-Through Trust
Series 2004-12, Class 11A1,
3.43% (A), 08/25/2034	$ 14,382	13,757
Series 2005-HY10, Class 5A1,
3.45% (A), 02/20/2036	66,319	56,344
Series 2006-OA5, Class 2A2,
1-Month LIBOR + 0.30%, 0.48% (A), 04/25/2046	6,731	241
Citigroup Commercial Mortgage Trust Series 2016-P5, Class AAB, 2.84%, 10/10/2049	7,200,000	7,529,697
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A1,
1-Year CMT + 2.10%, 3.84% (A), 09/25/2035	101,189	102,133
Series 2005-6, Class A2,
1-Year CMT + 2.15%, 2.29% (A), 09/25/2035	58,539	57,366
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15, Class 2A1, 3.57% (A), 06/25/2033	150,378	144,276
CSMC Trust Series 2008-3R, Class 1A2, 3.71% (A), 07/26/2037 (B)	721,904	576,503
DBGS Mortgage Trust Series 2019-1735, Class A, 3.84%, 04/10/2037 (B)	6,500,000	7,257,073
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-AR1, Class 2A1, 2.86% (A), 08/25/2035	64,503	59,407
Eurosail PLC Series 2007-3X, Class A3C, 3-Month GBP LIBOR + 0.95%, 1.14% (A), 06/13/2045 (C)	GBP 1,504,751	1,839,710
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 3.86% (A), 08/25/2035	$ 20,626	16,927
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class A, 3.20%, 02/10/2029 (B)	6,000,000	5,980,502
GS Mortgage Securities Trust
Series 2016-GS3, Class AAB,
2.78%, 10/10/2049	4,400,000	4,581,430
Series 2016-GS3, Class WMA,
3.72% (A), 10/10/2049 (B)	2,000,000	1,653,640

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
GSR Mortgage Loan Trust
Series 2004-12, Class 1A1,
1-Month LIBOR + 0.34%, 0.52% (A), 12/25/2034	$ 176,128	$ 165,144
Series 2005-8F, Class 2A6,
5.50%, 11/25/2035	2,526,074	2,630,330
Series 2005-AR6, Class 2A1,
4.07% (A), 09/25/2035	86,987	86,369
Series 2006-AR1, Class 2A1,
3.85% (A), 01/25/2036	1,876	1,826
HarborView Mortgage Loan Trust Series 2006-7, Class 2A1A, 1-Month LIBOR + 0.20%, 0.39% (A), 09/19/2046	235,139	201,958
Hawksmoor Mortgages Series 2019-1A, Class A, SONIA + 1.05%, 1.29% (A), 05/25/2053 (B)	GBP 22,896,402	28,362,972
Hilton USA Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	$ 8,600,000	8,468,191
IndyMac INDX Mortgage Loan Trust
Series 2006-AR35, Class 2A1A,
1-Month LIBOR + 0.17%, 0.35% (A), 01/25/2037	5,248,370	4,615,455
Series 2006-R1, Class A3,
3.31% (A), 12/25/2035	2,690,811	2,364,084
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1-Month LIBOR + 0.40%, 0.58% (A), 03/25/2036	220,304	12,760
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C20, Class ASB,
3.07%, 02/15/2048	5,547,143	5,742,711
Series 2015-C27, Class ASB,
3.56%, 12/15/2047	5,300,000	5,595,940
Morgan Stanley Mortgage Loan Trust Series 2007-14AR, Class 1A3, 4.05% (A), 10/25/2037	683,206	586,931
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 03/25/2034 (B)	334,555	327,366
RALI Trust
Series 2005-QA13, Class 2A1,
4.46% (A), 12/25/2035	1,419,769	1,232,052
Series 2005-QO3, Class A1,
1-Month LIBOR + 0.80%, 0.98% (A), 10/25/2045	163,411	138,355
Series 2007-QO2, Class A1,
1-Month LIBOR + 0.15%, 0.33% (A), 02/25/2047	3,318,450	1,601,063
Reperforming Loan REMIC Trust
Series 2003-R4, Class 2A,
4.94% (A), 01/25/2034 (B)	260,917	257,680
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	119,855	118,958

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Reperforming Loan REMIC Trust (continued)
Series 2005-R2, Class 1AF1,
1-Month LIBOR + 0.34%, 0.52% (A), 06/25/2035 (B)	$ 270,723	$ 252,013
Series 2006-R1, Class AF1,
1-Month LIBOR + 0.34%, 0.52% (A), 01/25/2036 (B)	2,472,879	2,336,059
Residential Asset Securitization Trust Series 2007-A2, Class 2A2, 6.50%, 04/25/2037	3,784,435	1,557,564
RFMSI Trust
Series 2003-S9, Class A1,
6.50%, 03/25/2032	2,893	3,040
Series 2005-SA4, Class 1A21,
4.22% (A), 09/25/2035	360,903	274,811
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 3-Month LIBOR + 0.15%, 0.47% (A), 06/12/2044 (C)	6,589,640	6,101,308
Sequoia Mortgage Trust
Series 2004-12, Class A1,
1-Month LIBOR + 0.54%, 0.73% (A), 01/20/2035	378,133	348,594
Series 2010, Class 2A1,
1-Month LIBOR + 0.76%, 0.95% (A), 10/20/2027	6,508	6,162
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
3.71% (A), 09/25/2034	37,831	37,605
Series 2004-20, Class 3A1,
3.37% (A), 01/25/2035	50,787	48,410
Series 2005-1, Class 1A1,
3.68% (A), 02/25/2035	165,467	158,920
Series 2005-17, Class 3A1,
3.88% (A), 08/25/2035	31,728	29,880
Series 2005-18, Class 3A1,
3.98% (A), 09/25/2035	770,180	612,128
Series 2006-8, Class 1A2,
3.75% (A), 09/25/2036	2,519,651	2,126,867
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
1-Month LIBOR + 0.25%, 0.44% (A), 07/19/2035	42,852	39,071
Series 2005-AR5, Class A2,
1-Month LIBOR + 0.25%, 0.44% (A), 07/19/2035	24,407	22,489
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 0.44% (A), 07/19/2035	58,994	55,742
Series 2005-AR8, Class A1A,
1-Month LIBOR + 0.28%, 0.46% (A), 02/25/2036	128,407	116,167
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1-Month LIBOR + 0.66%, 0.85% (A), 09/19/2032	8,772	8,405

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Securities Corp. Trust Series 2005-5, Class 2A2, 5.50%, 04/25/2035	$ 1,885,658	$ 1,799,943
Towd Point Mortgage Funding Series 2019-A13A, Class A1, SONIA + 0.90%, 1.39% (A), 07/20/2045 (B)	GBP 21,765,051	26,781,166
Towd Point Mortgage Funding PLC Series 2019-GR4A, Class A1, 3-Month LIBOR + 1.03%, 1.68% (A), 10/20/2051 (B)	12,299,246	15,231,666
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR9, Class 2A,
4.35% (A), 09/25/2033	$ 498,793	467,401
Series 2005-AR13, Class A1A1,
1-Month LIBOR + 0.29%, 0.47% (A), 10/25/2045	1,522,537	1,469,902
Series 2006-AR10, Class 1A1,
3.71% (A), 09/25/2036	491,975	450,432
Series 2006-AR7, Class 2A,
12-MTA + 0.98%, 2.48% (A), 07/25/2046	105,863	93,997
Series 2007-HY1, Class 1A1,
3.50% (A), 02/25/2037	259,983	225,907
Series 2007-HY1, Class 3A3,
3.65% (A), 02/25/2037	2,301,653	2,031,496
Series 2007-HY4, Class 2A2,
3.17% (A), 04/25/2037	2,058,976	1,796,041

Total Mortgage-Backed Securities (Cost $200,368,939)		199,010,928

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.4%
California - 0.1%
Metropolitan Water District of Southern California, Revenue Bonds, Series A, 6.95%, 07/01/2040	3,000,000	3,000,000

Illinois - 0.1%
State of Illinois, General Obligation Unlimited, 6.63%, 02/01/2035	2,000,000	2,205,180

Kentucky - 0.0% (H)
Kentucky State Property & Building Commission, Revenue Bonds, Series C, 4.40%, 11/01/2020	600,000	605,130

New York - 0.2%
New York State Urban Development Corp., Revenue Bonds, 1.78%, 03/15/2028	3,500,000	3,522,715

Total Municipal Government Obligations (Cost $9,568,934)		9,333,025

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 39.0%
Federal Home Loan Mortgage Corp.
3.50%, 03/01/2048 - 08/01/2049	$ 2,844,473	$ 3,083,743
12-Month LIBOR + 1.35%, 3.64% (A), 09/01/2035	30,654	31,699
1-Year CMT + 2.23%, 3.86% (A), 08/01/2023	5,668	5,729
4.00%, 12/01/2047 - 01/01/2049	10,231,791	10,850,786
12-Month LIBOR + 1.87%, 4.18% (A), 09/01/2035	144,837	145,581
5.00%, 07/01/2025	64,809	68,097
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS 1.36% (A), 08/25/2022	16,585,269	358,048
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 0.53% (A), 12/15/2029	14,110	14,060
1-Month LIBOR + 0.40%, 0.58% (A), 06/15/2041	4,157,663	4,161,082
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 2.70% (A), 10/25/2044	528,380	533,679
12-MTA + 1.40%, 2.90% (A), 07/25/2044	258,033	267,843
6.50%, 07/25/2043	40,703	50,481
Federal National Mortgage Association
12-MTA + 1.20%, 2.89% (A), 06/01/2043	60,063	60,199
3.00%, 08/01/2049	2,991,038	3,204,589
6-Month LIBOR + 1.75%, 3.12% (A), 05/01/2035	49,493	50,152
6-Month LIBOR + 1.38%, 3.26% (A), 08/01/2035	206,710	210,044
12-Month LIBOR + 1.35%, 3.47% (A), 12/01/2034	3,763	3,898
6-Month LIBOR + 1.61%, 3.48% (A), 08/01/2036	45,119	45,351
3.50%, 04/01/2045 - 05/01/2049	6,433,841	6,934,315
1-Year CMT + 1.81%, 3.78% (A), 08/01/2035	7,091	7,135
1-Year CMT + 2.24%, 3.78% (A), 01/01/2036	2,167,287	2,266,545
1-Year CMT + 2.22%, 3.99% (A), 01/01/2028	11,261	11,279
4.00%, 12/01/2040 - 03/01/2049	44,468,378	47,149,817
1-Year CMT + 2.04%, 4.12% (A), 09/01/2035	259,451	262,570
1-Year CMT + 2.18%, 4.18% (A), 10/01/2035	3,360	3,375
4.50%, 07/01/2041 - 12/01/2047	8,913,565	9,608,924
1-Year CMT + 2.16%, 4.53% (A), 07/01/2032	2,989	2,979
5.00%, 12/01/2022 - 06/01/2037	2,379,880	2,508,888
5.50%, 01/01/2025 - 09/01/2027	55,036	58,226
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.45%, 0.82% (A), 09/25/2046	2,725,639	2,722,083

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association
1-Month LIBOR + 0.37%, 0.67% (A), 10/20/2066	$ 306,912	$ 306,720
1-Month LIBOR + 0.58%, 0.88% (A), 06/20/2065	4,226,363	4,227,147
1-Month LIBOR + 0.60%, 0.90% (A), 04/20/2065 - 10/20/2065	37,648,796	37,686,128
1-Month LIBOR + 0.62%, 0.92% (A), 09/20/2065	5,291,110	5,299,861
1-Month LIBOR + 0.68%, 0.98% (A), 03/20/2062	3,822	3,842
1-Month LIBOR + 0.70%, 1.00% (A), 10/20/2065	128,187	128,455
1-Month LIBOR + 0.75%, 1.05% (A), 08/20/2067	3,185,155	3,211,503
1-Month LIBOR + 0.77%, 1.07% (A), 10/20/2066	6,906,121	6,958,332
1-Month LIBOR + 0.78%, 1.08% (A), 09/20/2066	9,753,559	9,827,601
1-Month LIBOR + 0.80%, 1.10% (A), 06/20/2066	5,249,071	5,294,712
1-Month LIBOR + 0.95%, 1.25% (A), 12/20/2066	2,582,338	2,617,913
12-Month LIBOR + 0.80%, 2.92% (A), 09/20/2067	4,646,802	4,748,714
3.00%, TBA (K)	7,000,000	7,399,961
4.00%, 10/20/2044 - 04/20/2048	11,325,575	12,162,635
4.00%, TBA (K)	4,000,000	4,233,516
4.50%, 06/20/2048	3,699,758	3,990,121
4.50%, TBA (K)	72,100,000	77,006,179
5.00%, 08/20/2048 - 10/20/2049	22,010,602	23,926,343
Uniform Mortgage-Backed Security
2.00%, TBA (K)	98,000,000	99,897,440
2.50%, TBA (K)	166,800,000	173,368,745
3.00%, TBA (K)	156,000,000	163,806,182
3.50%, TBA (K)	93,620,000	98,443,982
5.00%, TBA (K)	8,600,000	9,047,317

Total U.S. Government Agency Obligations (Cost $844,104,335)		848,274,546

U.S. GOVERNMENT OBLIGATIONS - 22.4%
U.S. Treasury - 22.4%
U.S. Treasury Bond
2.75%, 08/15/2042 (J) (L)	9,600,000	12,307,500
2.75%, 11/15/2042 (L)	1,300,000	1,665,016
2.88%, 05/15/2043 (L)	13,800,000	18,027,867
2.88%, 08/15/2045 (J) (L)	11,700,000	15,422,062
3.00%, 05/15/2045 (J) (L)	21,700,000	29,135,641
3.13%, 08/15/2044 (L)	49,900,000	68,041,379
3.38%, 05/15/2044 (L)	42,300,000	59,828,062
3.75%, 11/15/2043 (L)	5,800,000	8,631,805
4.25%, 05/15/2039 (J) (L)	2,000,000	3,090,078
4.38%, 11/15/2039 - 05/15/2040	1,800,000	2,837,977
4.50%, 08/15/2039 (L)	3,100,000	4,937,355
4.63%, 02/15/2040	1,100,000	1,783,934
U.S. Treasury Note
1.75%, 09/30/2022 (M) (N) (O)	5,600,000	5,798,406
1.75%, 06/30/2024 (J) (L)	19,600,000	20,790,547

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
1.88%, 07/31/2022 - 08/31/2022 (L) (M) (O)	$ 48,800,000	$ 50,553,160
2.00%, 10/31/2022 (N)	200,000	208,500
2.13%, 09/30/2024 (L) (N)	65,900,000	71,141,109
2.25%, 10/31/2024 (L) (M) (N) (O)	14,500,000	15,752,324
2.25%, 08/15/2027 (J) (L)	62,700,000	70,422,387
2.63%, 02/15/2029 (L)	22,800,000	26,716,969

Total U.S. Government Obligations (Cost $413,752,159)		487,092,078

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.0% (H)
U.S. Treasury Bill 0.12% (P), 08/06/2020 (N)	451,000	450,946

Total Short-Term U.S. Government Obligation (Cost $450,946)		450,946

	Shares	Value
OTHER INVESTMENT COMPANY - 1.6%
Securities Lending Collateral - 1.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (P)	34,536,527	34,536,527

Total Other Investment Company (Cost $34,536,527)		34,536,527

	Principal	Value
REPURCHASE AGREEMENTS - 8.9%
Fixed Income Clearing Corp., 0.00% (P), dated 06/30/2020, to be repurchased at $5,534,370 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $5,645,157.	$ 5,534,370	5,534,370
RBC Capital Markets LLC, 0.12% (P), dated 06/30/2020, to be repurchased at $56,700,189 on 07/01/2020. Collateralized by U.S. Government Obligations, 1.38% - 1.75%, due 01/31/2022 - 07/31/2024, and with a total value of $57,901,582.	56,700,000	56,700,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Standard Chartered Bank, 0.12% (P), dated 06/30/2020, to be repurchased at $7,500,025 on 07/01/2020. Collateralized by U.S. Government Obligations, 2.5%, due 05/15/2046, and with a value of $7,622,356.

	$ 7,500,000	$ 7,500,000
Standard Chartered Bank, 0.12% (P), dated 07/01/2020, to be repurchased at $124,900,416 on 07/02/2020. Collateralized by U.S. Government Obligations, 3.38%, due 05/15/2044, and with a value of $126,647,187.	124,900,000	124,900,000

Total Repurchase Agreements (Cost $194,634,370)		194,634,370

Total Investments (Cost $2,856,188,831)		2,954,995,738
Net Other Assets (Liabilities) - (35.8)%		(779,296,146)

Net Assets - 100.0%		$ 2,175,699,592

	Face Value	Value Including Accrued Interest
REVERSE REPURCHASE AGREEMENT - (2.3)% (Q)

Deutsche Bank Securities, Inc., 0.25% (P), dated 04/16/2020, to be repurchased at $(49,963,208) on 07/15/2020. Collateralized by a U.S. Government Obligation, 3.38%, due 05/15/2044, and with a value of $(49,628,975).

	$ (49,932,000)	$ (49,958,353)

Total Reverse Repurchase Agreement	$ (49,932,000)	$ (49,958,353)

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Put - 10-Year U.S. Treasury Note Futures	USD	135.50	07/24/2020	USD	26,163,960	188	$ (73,664)	$ (5,875)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - 5-Year	JPM	3-Month USD-LIBOR	Pay	1.00%	08/06/2020	USD	11,100,000	$(93,656)	$(54,861)
Put - 5-Year	JPM	3-Month USD-LIBOR	Pay	1.01	07/07/2020	USD	22,900,000	(150,281)	(9,107)
Put - 5-Year	JPM	3-Month USD-LIBOR	Pay	1.02	08/06/2020	USD	11,600,000	(45,313)	(11,461)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN (continued):

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - 5-Year	JPM	3-Month USD-LIBOR	Pay	1.02%	08/06/2020	USD	100,000	$(391)	$(101)
Put - 5-Year	JPM	3-Month USD-LIBOR	Pay	1.03	08/06/2020	USD	9,200,000	(48,875)	(12,016)

Total								$(338,516)	$(87,546)

								Premiums (Received)	Value
TOTAL WRITTEN OPTIONS AND SWAPTIONS								$(412,180)	$(93,421)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (R)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020 (U)	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Boeing Co., 8.75%, 08/15/2021	1.00%	Quarterly	12/20/2020	2.35%	USD	5,900,000	$(35,627)	$19,027	$(54,654)
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2023	1.48	USD	3,600,000	(55,359)	(94,253)	38,894
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	06/20/2024	1.56	USD	4,500,000	(97,144)	(69,178)	(27,966)
General Electric Co., 2.70%, 10/09/2022	1.00	Quarterly	12/20/2024	1.68	USD	2,400,000	(69,355)	(33,078)	(36,277)
Tesco PLC, 6.00%, 12/14/2029	1.00	Quarterly	06/20/2022	0.30	EUR	6,400,000	103,740	13,138	90,602

Total							$(153,745)	$(164,344)	$10,599

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Receive	2.80%	Quarterly/ Semi-Annually	08/22/2023	USD	45,600,000	$4,107,930	$(673)	$4,108,603
6-Month GBP-LIBOR	Pay	0.50	Semi-Annually	12/16/2050	GBP	29,500,000	(819,073)	(640,455)	(178,618)
6-Month JPY-LIBOR	Pay	0.00	Semi-Annually	09/18/2026	JPY	1,360,000,000	3,667	(8,251)	11,918
6-Month JPY-LIBOR	Pay	0.00	Semi-Annually	09/18/2026	JPY	2,180,000,000	5,798	(13,226)	19,024
6-Month JPY-LIBOR	Pay	0.00	Semi-Annually	09/19/2026	JPY	818,000,000	1,481	110	1,371
6-Month JPY-LIBOR	Pay	0.00	Semi-Annually	09/19/2026	JPY	818,000,000	1,481	110	1,371
6-Month JPY-LIBOR	Receive	0.00	Semi-Annually	09/24/2026	JPY	995,000,000	(46,589)	1,219	(47,808)
6-Month JPY-LIBOR	Receive	0.00	Semi-Annually	10/22/2038	JPY	320,000,000	—	851	(851)
6-Month JPY-LIBOR	Pay	0.00	Semi-Annually	08/22/2039	JPY	1,950,000,000	—	(5,984)	5,984
6-Month JPY-LIBOR	Pay	0.00	Semi-Annually	08/22/2039	JPY	1,130,000,000	—	(3,656)	3,656
6-Month JPY-LIBOR	Pay	0.00	Semi-Annually	08/28/2039	JPY	320,000,000	342	(378)	720
6-Month JPY-LIBOR	Receive	0.04	Semi-Annually	03/10/2038	JPY	375,000,000	(101,068)	—	(101,068)
6-Month JPY-LIBOR	Receive	0.04	Semi-Annually	03/10/2038	JPY	375,000,000	(98,527)	—	(98,527)
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/18/2026	JPY	2,180,000,000	(51,787)	(869)	(50,918)
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/19/2026	JPY	818,000,000	(20,395)	—	(20,395)
6-Month JPY-LIBOR	Receive	0.06	Semi-Annually	09/19/2026	JPY	818,000,000	(20,854)	—	(20,854)
6-Month JPY-LIBOR	Receive	0.07	Semi-Annually	09/18/2026	JPY	1,360,000,000	(36,770)	—	(36,770)
6-Month JPY-LIBOR	Receive	0.09	Semi-Annually	09/20/2026	JPY	409,000,000	(15,773)	—	(15,773)
6-Month JPY-LIBOR	Receive	0.09	Semi-Annually	09/13/2026	JPY	820,000,000	(32,630)	—	(32,630)
6-Month JPY-LIBOR	Receive	0.10	Semi-Annually	09/13/2026	JPY	1,640,000,000	(67,962)	—	(67,962)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
6-Month JPY-LIBOR	Receive	0.10%	Semi-Annually	08/28/2039	JPY	320,000,000	$(67,317)	$—	$(67,317)
6-Month JPY-LIBOR	Receive	0.12	Semi-Annually	08/22/2039	JPY	1,950,000,000	(342,435)	172,312	(514,747)
6-Month JPY-LIBOR	Receive	0.12	Semi-Annually	08/22/2039	JPY	1,130,000,000	(197,419)	26,138	(223,557)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	7,010,000,000	(1,258,906)	(282,534)	(976,372)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	10,790,000,000	(1,964,143)	(371,822)	(1,592,321)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	09/20/2027	JPY	2,830,000,000	(597,806)	(24,651)	(573,155)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/20/2028	JPY	1,710,000,000	(375,121)	93,287	(468,408)
6-Month JPY-LIBOR	Receive	0.38	Semi-Annually	06/18/2028	JPY	7,090,000,000	1,950,175	229,022	1,721,153
6-Month JPY-LIBOR	Pay	0.40	Semi-Annually	06/18/2028	JPY	1,040,000,000	(300,782)	(687)	(300,095)
6-Month JPY-LIBOR	Pay	0.45	Semi-Annually	03/20/2029	JPY	1,150,000,000	(411,299)	(68,819)	(342,480)
6-Month JPY-LIBOR	Pay	0.71	Semi-Annually	10/31/2038	JPY	930,000,000	(786,438)	54,331	(840,769)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	03/20/2038	JPY	1,904,000,000	(1,747,059)	70,043	(1,817,102)
6-Month JPY-LIBOR	Pay	0.75	Semi-Annually	12/20/2038	JPY	2,633,000,000	(2,415,367)	130,294	(2,545,661)
6-Month JPY-LIBOR	Pay	0.79	Semi-Annually	11/12/2038	JPY	470,000,000	(461,107)	1,471	(462,578)
6-Month JPY-LIBOR	Pay	0.80	Semi-Annually	10/22/2038	JPY	320,000,000	(322,845)	—	(322,845)
6-Month JPY-LIBOR	Receive	1.00	Semi-Annually	03/21/2048	JPY	110,000,000	196,390	261,053	(64,663)

Total							$(6,292,208)	$(381,764)	$(5,910,444)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2020 (U)	Notional Amount (S)	Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Republic of South Africa Government International Bond, 5.50%, 03/09/2020	GSI	1.00%	Quarterly	06/20/2024	2.79%	USD 6,400,000	$(427,949)	$(202,451)	$(225,498)

Credit Default Swap Agreements on Credit Indices - Sell Protection (R)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (S)		Value (T)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Home Equity ABS Index - Series 6-2	BCLY	0.11%	Monthly	05/25/2046	USD	2,842,730	$(265,269)	$(578,197)	$312,928

									Value
OTC Swap Agreements, at value (Liabilities)									$(693,218)

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	1,574	09/30/2020	$197,415,865	$197,918,204	$502,339	$—
10-Year U.S. Treasury Note	526	09/21/2020	72,950,317	73,204,406	254,089	—
German Euro BUXL	11	09/08/2020	2,669,806	2,718,375	48,569	—

Total					$804,997	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FUTURES CONTRACTS (continued)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
30-Year U.S. Treasury Bond	(16)	09/21/2020	$(2,858,977)	$(2,857,000)	$1,977	$—
OTC Put Options Exercise Price EUR 171.5 on German Euro Bund Futures	(126)	07/24/2020	(101,560)	(4,247)	97,313	—
OTC Put Options Exercise Price EUR 172.5 on German Euro Bund Futures	(130)	07/24/2020	(57,617)	(8,763)	48,854	—

Total					$148,144	$—

Total Futures Contracts					$953,141	$—

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	08/17/2020	GBP	1,039,000	USD	1,313,116	$—	$(25,309)
BNP	07/02/2020	USD	128,389	BRL	687,964	1,891	—
BNP	07/02/2020	BRL	687,964	USD	125,633	865	—
BNP	07/17/2020	USD	13,056	RUB	902,823	397	—
BNP	07/17/2020	RUB	692,965	USD	9,107	610	—
BOA	09/15/2020	USD	197,241	ILS	677,419	1,277	—
BOA	09/16/2020	CNH	804,400	USD	112,276	1,008	—
CITI	07/02/2020	USD	13,857,740	BRL	58,700,000	3,064,436	—
CITI	07/02/2020	USD	973,342	CAD	1,334,000	—	(9,281)
CITI	07/02/2020	BRL	58,700,000	USD	10,719,503	73,800	—
CITI	08/17/2020	USD	1,123,952	JPY	120,100,000	10,981	—
DUB	07/02/2020	USD	125,633	BRL	687,964	—	(865)
DUB	07/02/2020	BRL	687,964	USD	130,420	—	(3,922)
DUB	08/04/2020	USD	130,281	BRL	687,964	3,997	—
GSB	07/02/2020	GBP	29,052,000	USD	35,833,881	164,883	—
GSB	07/17/2020	RUB	327,318	USD	4,342	248	—
GSB	07/27/2020	RUB	170,455	USD	2,294	93	—
GSB	08/17/2020	USD	119,604,815	GBP	97,346,000	—	(1,052,458)
HSBC	07/27/2020	USD	1,860	RUB	130,374	35	—
HSBC	08/04/2020	GBP	29,052,000	USD	35,627,281	379,358	—
HSBC	08/17/2020	USD	39,083,933	EUR	36,147,000	—	(1,570,554)
HSBC	09/16/2020	USD	305,420	THB	9,785,669	—	(11,147)
JPM	07/02/2020	USD	10,719,503	BRL	58,700,000	—	(73,801)
JPM	07/02/2020	BRL	58,700,000	USD	11,357,260	—	(563,957)
JPM	07/17/2020	USD	1,681	RUB	117,460	34	—
JPM	08/14/2020	USD	3,446	RUB	240,611	83	—
UBS	07/24/2020	MXN	3,476,000	USD	157,782	—	(7,064)
UBS	07/27/2020	RUB	260,420	USD	3,490	157	—
UBS	08/17/2020	USD	5,021,161	AUD	7,745,000	—	(324,847)

Total						$3,704,153	$(3,643,205)

INVESTMENT VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$226,149,921	$—	$226,149,921
Corporate Debt Securities	—	895,434,789	—	895,434,789
Foreign Government Obligations	—	56,096,781	—	56,096,781

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Loan Assignment	$—	$3,981,827	$—	$3,981,827
Mortgage-Backed Securities	—	199,010,928	—	199,010,928
Municipal Government Obligations	—	9,333,025	—	9,333,025
U.S. Government Agency Obligations	—	848,274,546	—	848,274,546
U.S. Government Obligations	—	487,092,078	—	487,092,078
Short-Term U.S. Government Obligation	—	450,946	—	450,946
Other Investment Company	34,536,527	—	—	34,536,527
Repurchase Agreements	—	194,634,370	—	194,634,370

Total Investments	$34,536,527	$2,920,459,211	$—	$2,954,995,738

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$103,740	$—	$103,740
Centrally Cleared Interest Rate Swap Agreements	—	6,267,264	—	6,267,264
Futures Contracts (W)	953,141	—	—	953,141
Forward Foreign Currency Contracts (W)	—	3,704,153	—	3,704,153

Total Other Financial Instruments	$953,141	$10,075,157	$—	$11,028,298

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(49,958,353)	$—	$(49,958,353)
Exchange-Traded Options Written	(5,875)	—	—	(5,875)
Over-the-Counter Interest Rate Swaptions Written	—	(87,546)	—	(87,546)
Centrally Cleared Credit Default Swap Agreements	—	(257,485)	—	(257,485)
Centrally Cleared Interest Rate Swap Agreements	—	(12,559,472)	—	(12,559,472)
Over-the-Counter Credit Default Swap Agreements	—	(693,218)	—	(693,218)
Forward Foreign Currency Contracts (W)	—	(3,643,205)	—	(3,643,205)

Total Other Financial Instruments	$(5,875)	$(67,199,279)	$—	$(67,205,154)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $532,256,275, representing 24.5% of the Portfolio’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2020, the total value of Regulation S securities is $85,727,437, representing 3.9% of the Portfolio’s net assets.
(D)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At June 30, 2020, the total value of such securities is $431,424, representing less than 0.1% of the Portfolio’s net assets.
(E)	Non-income producing securities.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of June 30, 2020; the maturity date disclosed is the ultimate maturity date.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(J)	All or a portion of the securities are on loan. The total value of all securities on loan is $82,324,699, collateralized by cash collateral of $34,536,527 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $49,503,746. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(K)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after June 30, 2020. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(L)	Securities are subject to sale-buyback transactions. The average amount of sale buy-backs outstanding during the period ended June 30, 2020 was $1,450,065 at a weighted average interest rate of 0.43%.
(M)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $3,056244.
(N)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $3,158,705.
(O)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $14,397,530.
(P)	Rates disclosed reflect the yields at June 30, 2020.
(Q)	The average amount of reverse repurchase agreements outstanding during the period ended June 30, 2020 was $342,848,790 at a weighted average interest rate of 1.32%.
(R)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(S)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(T)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(U)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(V)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(W)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Yuan Renminbi (offshore)
EUR	Euro
GBP	Pound Sterling
ILS	Israel New Shekel
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ABS	Asset-Backed Securities
BUXL	Bundesanleihen (German Long-Term Debt)
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank offer Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
OTC	Over-the-Counter
SONIA	Sterling Overnight Interbank Average
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $2,661,554,461) (including securities loaned of $82,324,699)	$2,760,361,368
Repurchase agreement, at value (cost $194,634,370)	194,634,370
Cash	2,497,677
Cash collateral pledged at broker for:
Centrally cleared swap agreements	1,889,000
Foreign currency, at value (cost $3,546,605)	3,493,152
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	975,934,042
Net income from securities lending	38,586
Shares of beneficial interest sold	1,535,286
Interest	12,960,042
Variation margin receivable on centrally cleared swap agreements	1,524,482
Variation margin receivable on futures contracts	630,652
Unrealized appreciation on forward foreign currency contracts	3,704,153
Prepaid expenses	9,720

Total assets	3,959,212,530

Liabilities:
Cash collateral received upon return of:
Securities on loan	34,536,527
Cash collateral at broker for:
TBA commitments	732,000
OTC derivatives (A)	3,135,054
Written options and swaptions, at value (premium received $412,180)	93,421
Reverse repurchase agreements, at value (face value $49,932,000)	49,958,353
OTC swap agreements, at value	693,218
Payables and other liabilities:
Investments purchased	74,941,709
When-issued, delayed-delivery, forward and TBA commitments purchased	1,613,880,427
Shares of beneficial interest redeemed	60,960
Investment management fees	1,189,809
Distribution and service fees	178,781
Transfer agent costs	4,860
Trustees, CCO and deferred compensation fees	18,425
Audit and tax fees	38,156
Custody fees	169,171
Legal fees	12,169
Printing and shareholder reports fees	171,376
Other accrued expenses	55,317
Unrealized depreciation on forward foreign currency contracts	3,643,205

Total liabilities	1,783,512,938

Net assets	$2,175,699,592

Net assets consist of:
Capital stock ($0.01 par value)	$1,765,766
Additional paid-in capital	1,916,026,934
Total distributable earnings (accumulated losses)	257,906,892

Net assets	$2,175,699,592

Net assets by class:
Initial Class	$1,351,516,682
Service Class	824,182,910

Shares outstanding:
Initial Class	109,241,057
Service Class	67,335,589

Net asset value and offering price per share:
Initial Class	$12.37
Service Class	12.24

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Interest income	$36,015,431
Net income from securities lending	139,518

Total investment income	36,154,949

Expenses:
Investment management fees	7,143,258
Distribution and service fees:
Service Class	1,016,673
Transfer agent costs	17,971
Trustees, CCO and deferred compensation fees	39,400
Audit and tax fees	40,027
Custody fees	232,964
Legal fees	66,802
Printing and shareholder reports fees	84,913
Interest expense on sale-buybacks	3,167
Other	69,900

Total expenses	8,715,075

Net investment income (loss)	27,439,874

Net realized gain (loss) on:
Investments	74,523,368
Written options and swaptions	403,602
Swap agreements	(3,691,680)
Futures contracts	(5,696,239)
Forward foreign currency contracts	10,276,839
Foreign currency transactions	(3,609,541)

Net realized gain (loss)	72,206,349

Net change in unrealized appreciation (depreciation) on:
Investments	4,518,734
Securities sold short	19,547
Written options and swaptions	265,140
Swap agreements	(1,667,981)
Futures contracts	274,485
Forward foreign currency contracts	11,675,344
Translation of assets and liabilities denominated in foreign currencies	(715,420)

Net change in unrealized appreciation (depreciation)	14,369,849

Net realized and change in unrealized gain (loss)	86,576,198

Net increase (decrease) in net assets resulting from operations	$114,016,072

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$27,439,874	$67,549,777
Net realized gain (loss)	72,206,349	37,462,285
Net change in unrealized appreciation (depreciation)	14,369,849	108,914,944

Net increase (decrease) in net assets resulting from operations	114,016,072	213,927,006

Dividends and/or distributions to shareholders:
Initial Class	—	(45,672,860)
Service Class	—	(18,344,157)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(64,017,017)

Capital share transactions:
Proceeds from shares sold:
Initial Class	25,203,202	126,271,499
Service Class	33,877,770	19,450,981

	59,080,972	145,722,480

Dividends and/or distributions reinvested:
Initial Class	—	45,672,860
Service Class	—	18,344,157

	—	64,017,017

Cost of shares redeemed:
Initial Class	(554,312,411)	(303,777,250)
Service Class	(60,188,595)	(78,265,611)

	(614,501,006)	(382,042,861)

Net increase (decrease) in net assets resulting from capital share transactions	(555,420,034)	(172,303,364)

Net increase (decrease) in net assets	(441,403,962)	(22,393,375)

Net assets:
Beginning of period/year	2,617,103,554	2,639,496,929

End of period/year	$2,175,699,592	$2,617,103,554

Capital share transactions - shares:
Shares issued:
Initial Class	2,092,840	10,991,269
Service Class	2,831,398	1,681,878

	4,924,238	12,673,147

Shares reinvested:
Initial Class	—	3,893,679
Service Class	—	1,577,314

	—	5,470,993

Shares redeemed:
Initial Class	(46,349,559)	(26,312,707)
Service Class	(5,098,506)	(6,837,644)

	(51,448,065)	(33,150,351)

Net increase (decrease) in shares outstanding:
Initial Class	(44,256,719)	(11,427,759)
Service Class	(2,267,108)	(3,578,452)

	(46,523,827)	(15,006,211)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$11.77		$11.12	$11.56	$11.13	$11.11		$11.67

Investment operations:
Net investment income (loss) (A)	0.15		0.31	0.27	0.24	0.28	(B)	0.25
Net realized and unrealized gain (loss)	0.45		0.63	(0.35)	0.30	0.03	(C)	(0.17)

Total investment operations	0.60		0.94	(0.08)	0.54	0.31		0.08

Dividends and/or distributions to shareholders:
Net investment income	—		(0.29)	(0.30)	—	(0.28)		(0.33)
Net realized gains	—		—	(0.06)	(0.11)	(0.01)		(0.31)

Total dividends and/or distributions to shareholders	—		(0.29)	(0.36)	(0.11)	(0.29)		(0.64)

Net asset value, end of period/year	$12.37		$11.77	$11.12	$11.56	$11.13		$11.11

Total return	5.19	%(D)	8.41%	(0.65)%	4.89%	2.71%		0.69%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,351,517		$1,805,918	$1,833,477	$1,920,197	$1,858,007		$1,478,877
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.67	%(E)	0.67%	0.69%	0.68%	0.68%		0.70%
Including waiver and/or reimbursement and recapture	0.67	%(E)	0.67%	0.69%	0.68%	0.67	%(B)	0.70%
Net investment income (loss) to average net assets	2.49	%(E)	2.63%	2.37%	2.09%	2.52	%(B)	2.19%
Portfolio turnover rate (F)	10	%(D)	27%	42%	61%	47%		61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Excludes sale-buyback transactions.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$11.65		$11.01	$11.46	$11.06	$11.04		$11.59

Investment operations:
Net investment income (loss) (A)	0.13		0.27	0.24	0.21	0.26	(B)	0.21
Net realized and unrealized gain (loss)	0.46		0.63	(0.36)	0.30	0.02	(C)	(0.15)

Total investment operations	0.59		0.90	(0.12)	0.51	0.28		0.06

Dividends and/or distributions to shareholders:
Net investment income	—		(0.26)	(0.27)	—	(0.25)		(0.30)
Net realized gains	—		—	(0.06)	(0.11)	(0.01)		(0.31)

Total dividends and/or distributions to shareholders	—		(0.26)	(0.33)	(0.11)	(0.26)		(0.61)

Net asset value, end of period/year	$12.24		$11.65	$11.01	$11.46	$11.06		$11.04

Total return	5.06	%(D)	8.22%	(1.02)%	4.64%	2.47%		0.52%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$824,183		$811,186	$806,020	$901,555	$926,441		$930,994
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93	%(E)	0.92%	0.94%	0.93%	0.93%		0.95%
Including waiver and/or reimbursement and recapture	0.93	%(E)	0.92%	0.94%	0.93%	0.92	%(B)	0.95%
Net investment income (loss) to average net assets	2.25	%(E)	2.38%	2.11%	1.84%	2.28	%(B)	1.85%
Portfolio turnover rate (F)	10	%(D)	27%	42%	61%	47%		61%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.
(F)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at June 30, 2020. Open secured loan participations and assignments at June 30, 2020, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at June 30, 2020, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding,

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of a Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Portfolio, if any, is disclosed within the Schedule of Investments. Typically, a Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Portfolio are not fully collateralized, contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at June 30, 2020, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are considered to be a form of borrowing. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Open reverse repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the period ended June 30, 2020, the Portfolio earned price drop fee income of $6,948. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is included in Interest income on the Statement of Operations.

Open sale-buyback financing transactions at June 30, 2020, if any, are identified within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$20,608,232	$—	$—	$—	$20,608,232
U.S. Government Obligations	13,928,295	—	—	—	13,928,295
Total Securities Lending Transactions	$34,536,527	$—	$—	$—	$34,536,527
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$49,958,353	$—	$—	$49,958,353
Total Borrowings	$34,536,527	$49,958,353	$—	$—	$84,494,880

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at June 30, 2020, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bilateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, including contracts for difference (“CFD”), and other forms of swap agreements to manage exposure to credit,

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Centrally cleared swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as Variation margin receivable (payable) on centrally cleared swap agreements within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected in OTC swap agreements, at value within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Additionally, these upfront payments as well as any periodic payments received or paid by the Portfolio, including any liquidation payment received or made at the termination of the swap are recorded as part of Net realized gain (loss) on swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements and open OTC swap agreements at June 30, 2020, if any, are listed within the Schedule of Investments.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2020, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	$6,267,264	$—	$—	$103,740	$—	$6,371,004
Futures contracts:
Total distributable earnings (accumulated losses) (A) (C)	953,141	—	—	—	—	953,141
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	3,704,153	—	—	—	3,704,153
Total	$7,220,405	$3,704,153	$—	$103,740	$—	$11,028,298

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions:
Written options and swaptions, at value (A)	$(93,421)	$—	$—	$—	$—	$(93,421)
Centrally cleared swaps:
Total distributable earnings (accumulated losses) (A) (B)	(12,559,472)	—	—	(257,485)	—	(12,816,957)
OTC swaps:
OTC swap agreements, at value	—	—	—	(693,218)	—	(693,218)
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	—	(3,643,205)	—	—	—	(3,643,205)
Total	$(12,652,893)	$(3,643,205)	$—	$(950,703)	$—	$(17,246,801)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(75,198)	$—	$—	$—	$—	$(75,198)
Written options and swaptions	403,602	—	—	—	—	403,602
Swap agreements	(4,054,396)	—	—	362,716	—	(3,691,680)
Futures contracts	(5,696,239)	—	—	—	—	(5,696,239)
Forward foreign currency contracts	—	10,276,839	—	—	—	10,276,839
Total	$(9,422,231)	$10,276,839	$—	$362,716	$—	$1,217,324

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$35,735	$—	$—	$—	$—	$35,735
Written options and swaptions	265,140	—	—	—	—	265,140
Swap agreements	(718,737)	—	—	(949,244)	—	(1,667,981)
Futures contracts	274,485	—	—	—	—	274,485
Forward foreign currency contracts	—	11,675,344	—	—	—	11,675,344
Total	$(143,377)	$11,675,344	$—	$(949,244)	$—	$10,582,723

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Options:
Average value of option contracts purchased	$83,436
Average value of option contracts written	(441,098)
Average notional value of swaption contracts written	(25,271,429)

Credit default swaps:
Average notional value – buy protection	3,428,571
Average notional value – sell protection	38,192,421

Interest rate swaps:
Average notional value – pays fixed rate	368,752,788
Average notional value – receives fixed rate	234,513,269

Futures contracts:
Average notional value of contracts – long	604,098,879
Average notional value of contracts – short	(385,259,948)

Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	280,395,895
Average contract amounts sold – in USD	448,678,596

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$2,285	$—	$—	$2,285	$—	$—	$—	$—
Barclays Bank PLC	—	—	—	—	290,578	—	(266,075)	24,503
BNP Paribas	3,763	—	—	3,763	—	—	—	—
Citibank, N.A.	3,149,217	(9,281)	—	3,139,936	9,281	(9,281)	—	—
Deutsche Bank AG	3,997	(3,997)	—	—	4,787	(3,997)	—	790
Goldman Sachs Bank	165,224	(165,224)	—	—	1,052,458	(165,224)	(174,905)	712,329
Goldman Sachs International	—	—	—	—	427,949	—	(356,888)	71,061
HSBC Bank USA	379,393	(379,393)	—	—	1,581,701	(379,393)	(1,202,308)	—
JPMorgan Chase Bank, N.A.	117	(117)	—	—	637,758	(117)	(478,692)	158,949
UBS AG	157	(157)	—	—	331,911	(157)	(316,133)	15,621
Other Derivatives (C)	7,324,145	(7,324,145)	—	—	12,910,378	(7,324,145)	—	5,586,233

Total	$11,028,298	$(7,882,314)	$—	$3,145,984	$17,246,801	$(7,882,314)	$(2,795,001)	$6,569,486

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by a Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so a Portfolio faces a risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.68%
Over $250 million up to $500 million	0.67
Over $500 million up to $750 million	0.66
Over $750 million up to $1 billion	0.63
Over $1 billion up to $3 billion	0.60
Over $3 billion	0.57

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.80%	May 1, 2021
Service Class	1.05	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 114,594,956	$ 142,121,446	$ 598,996,601	$ 590,465,698

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,856,188,831	$ 148,670,121	$ (54,342,781)	$ 94,327,340

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica PIMCO Total Return VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PIMCO Total Return VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,037.70	$3.34	$1,021.60	$3.32	0.66%
Service Class	1,000.00	1,036.20	4.61	1,020.30	4.57	0.91

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	54.4%
Foreign Government Obligations	22.5
Corporate Debt Securities	21.7
Other Investment Company	5.9
Short-Term Investment Company	0.8
Mortgage-Backed Securities	0.7
Preferred Stocks	0.3
Asset-Backed Security	0.3
Net Other Assets (Liabilities) ^	(6.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Portfolio Characteristics	Years
Average Maturity §	9.00
Duration †	7.99

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	54.4%
AAA	8.0
AA	9.1
A	7.6
BBB	16.7
BB	2.6
B	0.3
Not Rated	7.9
Net Other Assets (Liabilities)	(6.6)
Total	100.0%

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Principal	Value
ASSET-BACKED SECURITY - 0.3%
STORE Master Funding I-VII Series 2018-1A, Class A1, 3.96%, 10/20/2048 (A)	$ 386,226	$ 387,169

Total Asset-Backed Security (Cost $386,126)		387,169

CORPORATE DEBT SECURITIES - 21.7%
Banks - 12.6%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (B), 07/16/2020 (C)	779,000	696,231
Bank of America Corp.
CPI-YoY + 1.10%, 2.64% (B), 11/19/2024, MTN	5,000,000	5,118,750
4.18%, 11/25/2027, MTN	626,000	716,431
Fixed until 04/24/2037, 4.24% (B), 04/24/2038	891,000	1,082,714
Barclays Bank PLC CPI-YoY + 1.00%, 2.54% (B), 05/22/2023, MTN	2,600,000	2,574,000
BBVA Bancomer SA Fixed until 01/18/2028, 5.13% (B), 01/18/2033 (A)	334,000	310,850
BNP Paribas SA Fixed until 06/09/2025, 2.22% (B), 06/09/2026 (A)	225,000	230,404
Citigroup, Inc.
CPI-YoY + 0.00%, 0.45% (B), 03/27/2025, MTN	1,000,000	1,016,500
4.65%, 07/23/2048	865,000	1,132,197
Corestates Capital II 3-Month LIBOR + 0.65%, 1.87% (B), 01/15/2027 (A)	244,000	214,328
Credit Agricole SA
Fixed until 06/16/2025, 1.91% (B), 06/16/2026 (A) (D)	257,000	260,751
Fixed until 01/10/2028, 4.00% (B), 01/10/2033 (A)	751,000	826,857
Danske Bank A/S Fixed until 12/20/2024, 3.24% (B), 12/20/2025 (A)	200,000	207,926
HSBC Holdings PLC Fixed until 06/04/2031 (C), 2.85% (B)	1,506,000	1,537,905
JPMorgan Chase & Co. Fixed until 05/13/2030, 2.96% (B), 05/13/2031	224,000	237,571
Royal Bank of Scotland Group PLC
Fixed until 03/08/2022, 2.00% (B), 03/08/2023, MTN (E)	EUR 400,000	456,809
Fixed until 11/01/2024, 3.75% (B), 11/01/2029 (D)	$ 499,000	516,595
Fixed until 06/25/2023, 4.52% (B), 06/25/2024	630,000	684,129
Fixed until 08/15/2021 (C), 8.63% (B)	234,000	243,301
Standard Chartered PLC Fixed until 07/26/2025 (C), 6.00% (A)(B)	222,000	220,779
Truist Bank 2.25%, 03/11/2030	364,000	367,407

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
UniCredit SpA
Fixed until 06/30/2030, 5.46% (B), 06/30/2035 (A)	$ 419,000	$ 422,407
Fixed until 06/19/2027, 5.86% (B), 06/19/2032 (A)	241,000	250,193
Zions Bancorp NA 3.25%, 10/29/2029	762,000	751,237

		20,076,272

Building Products - 0.6%
Masco Corp. 3.50%, 11/15/2027	827,000	877,633

Capital Markets - 0.4%
Goldman Sachs Group, Inc. Fixed until 11/10/2022 (C), 5.00% (B) (D)	759,000	702,075

Chemicals - 0.5%
Dow Chemical Co. 5.25%, 11/15/2041	307,000	370,618
Huntsman International LLC 4.50%, 05/01/2029	370,000	389,268

		759,886

Consumer Finance - 0.1%
Navient Corp. CPI-YoY + 2.15%, 3.69% (B), 12/15/2020, MTN	189,000	185,692

Food Products - 0.6%
General Mills, Inc. 2.88%, 04/15/2030	140,000	152,429
Smithfield Foods, Inc. 5.20%, 04/01/2029 (A)	670,000	724,756

		877,185

Insurance - 0.5%
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 2.52% (B) 02/12/2067 (A)	1,051,000	809,270

Machinery - 0.1%
CNH Industrial NV 3.85%, 11/15/2027, MTN (D)	197,000	207,624

Metals & Mining - 2.3%
Glencore Funding LLC 4.00%, 04/16/2025 (A)	348,000	378,164
Newcrest Finance Pty, Ltd.
4.20%, 05/13/2050 (A) (D)	179,000	198,133
5.75%, 11/15/2041 (A)	515,000	672,087
Newmont Corp. 2.25%, 10/01/2030	608,000	616,186
Nucor Corp. 2.70%, 06/01/2030	132,000	138,583
Steel Dynamics, Inc.
3.25%, 01/15/2031	143,000	145,852
3.45%, 04/15/2030	189,000	197,575
Teck Resources, Ltd.
3.90%, 07/15/2030 (A)	235,000	233,907
6.13%, 10/01/2035	879,000	997,663

		3,578,150

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-Utilities - 0.1%
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 2.50% (B), 05/15/2067	$ 242,000	$ 191,180

Oil, Gas & Consumable Fuels - 3.0%
Apache Corp. 4.25%, 01/15/2030	400,000	345,784
BP Capital Markets America, Inc. 3.00%, 02/24/2050	743,000	730,119
Cenovus Energy, Inc. 4.25%, 04/15/2027 (D)	474,000	429,297
Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029 (A)	130,000	132,635
Enable Midstream Partners, LP 4.95%, 05/15/2028	260,000	240,836
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (B), 07/15/2077	874,000	834,670
Energy Transfer Operating, LP
5.80%, 06/15/2038	318,000	324,074
Fixed until 02/15/2023 (C), 6.25% (B) (D)	755,000	579,462
EnLink Midstream Partners, LP Fixed until 12/15/2022 (C), 6.00% (B)	142,000	51,120
Enterprise Products Operating LLC Fixed until 08/16/2027, 5.25% (B), 08/16/2077	278,000	259,930
MPLX, LP
4.25%, 12/01/2027	380,000	411,983
Fixed until 02/15/2023 (C), 6.88% (B)	381,000	339,090
Noble Energy, Inc. 3.85%, 01/15/2028	130,000	125,600

		4,804,600

Pharmaceuticals - 0.3%
Upjohn, Inc. 3.85%, 06/22/2040 (A)	437,000	469,624

Transportation Infrastructure - 0.5%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.35%, 11/01/2029 (A)	730,000	744,109

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc. 4.38%, 04/15/2040 (A)	164,000	189,702

Total Corporate Debt Securities (Cost $34,022,572)		34,473,002

FOREIGN GOVERNMENT OBLIGATIONS - 22.5%
Australia - 3.7%
Australia Government Bond 0.75%, 11/21/2027 (E)	AUD 7,500,000	5,814,491

Canada - 3.3%
Canada Government Real Return Bond 4.25%, 12/01/2021	CAD 6,698,498	5,208,951

France - 1.5%
French Republic Government Bond OAT 2.10%, 07/25/2023 (E)	EUR 1,938,612	2,372,088

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Italy - 1.2%
Italy Buoni Poliennali del Tesoro 0.55%, 05/21/2026 (E)	EUR 1,748,950	$ 1,927,021

Mexico - 1.1%
Mexico Udibonos
Series S,
2.50%, 12/10/2020	MXN 18,107,089	793,468
4.50%, 12/04/2025	20,544,136	1,022,679

		1,816,147

New Zealand - 4.4%
New Zealand Government Inflation-Linked Bond 2.00%, 09/20/2025 (E)	NZD 9,000,000	7,050,663

Spain - 4.1%
Spain Government Inflation-Linked Bond
0.30%, 11/30/2021	EUR 3,146,160	3,559,099
1.00%, 11/30/2030 (E)	2,286,086	2,935,900

		6,494,999

United Kingdom - 3.2%
U.K. Gilt Inflation-Linked
0.13%, 03/22/2024 - 03/22/2044 (E)	GBP 2,323,457	4,163,457
1.25%, 11/22/2032 (E)	444,698	888,456

		5,051,913

Total Foreign Government Obligations (Cost $35,783,328)		35,736,273

MORTGAGE-BACKED SECURITIES - 0.7%
Benchmark Mortgage Trust Series 2018-B1, Class A2, 3.57%, 01/15/2051	$ 230,000	237,489
Jackson Park Trust Series 2019-LIC, Class A, 2.77%, 10/14/2039 (A)	800,000	848,251

Total Mortgage-Backed Securities (Cost $1,034,476)		1,085,740

U.S. GOVERNMENT OBLIGATIONS - 54.4%
U.S. Treasury Inflation-Protected Securities - 54.4%
U.S. Treasury Inflation-Indexed Bond
0.63%, 02/15/2043	2,788,550	3,279,276
0.75%, 02/15/2042 - 02/15/2045	5,595,249	6,789,735
1.00%, 02/15/2046	2,651,010	3,429,567
1.38%, 02/15/2044	2,585,823	3,525,218
2.00%, 01/15/2026	2,584,140	3,003,081
2.38%, 01/15/2025 - 01/15/2027	7,228,073	8,486,232
2.50%, 01/15/2029	597,220	765,447
3.63%, 04/15/2028	951,330	1,280,109
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2022 - 07/15/2024	17,321,997	17,802,887
0.13%, 01/15/2030 (D)	4,385,700	4,737,880
0.25%, 01/15/2025 - 07/15/2029	4,415,186	4,770,989
0.38%, 07/15/2025 (D)	4,336,414	4,630,955
0.38%, 01/15/2027	3,662,624	3,946,454
0.50%, 01/15/2028	5,426,973	5,949,041
0.63%, 01/15/2024	2,198,140	2,314,980
0.63%, 01/15/2026 (D)	5,109,480	5,531,917
0.75%, 07/15/2028	5,414,639	6,104,511

Total U.S. Government Obligations (Cost $77,752,373)		86,348,279

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
PREFERRED STOCKS - 0.3%
Banks - 0.3%
Banco Santander SA, Series 6, 3-Month LIBOR + 0.52%, 4.00% (B) (D)	3,500	$ 74,935
US Bancorp, Series A, 3-Month LIBOR + 1.02%, 3.50% (B) (F)	500	406,950

Total Preferred Stocks (Cost $500,925)		481,885

	Principal	Value
SHORT-TERM INVESTMENT COMPANY - 0.8%
Money Market Fund - 0.8%
State Street Institutional U.S. Government Money Market Fund, 0.12% (G)	$ 1,321,300	1,321,300

Total Short-Term Investment Company (Cost $1,321,300)		1,321,300

	Shares	Value
OTHER INVESTMENT COMPANY - 5.9%
Securities Lending Collateral - 5.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (G)	9,302,204	$ 9,302,204

Total Other Investment Company (Cost $9,302,204)		9,302,204

Total Investments (Cost $160,103,304)		169,135,852
Net Other Assets (Liabilities) - (6.6)%		(10,448,462)

Net Assets - 100.0%		$ 158,687,390

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	07/22/2020	USD	3,285,484	JPY	352,000,000	$24,543	$—
JPMS	07/22/2020	JPY	352,000,000	USD	3,270,655	—	(9,714)
JPMS	07/23/2020	USD	5,192,111	AUD	8,250,000	—	(502,037)
JPMS	07/23/2020	USD	3,578,659	CAD	5,094,225	—	(173,973)
JPMS	07/23/2020	USD	10,699,257	EUR	9,826,000	—	(346,059)
JPMS	07/23/2020	USD	4,854,816	GBP	3,940,000	—	(28,013)
JPMS	07/23/2020	USD	1,617,931	MXN	40,000,000	—	(116,713)
JPMS	07/23/2020	USD	6,459,592	NZD	10,827,655	—	(527,969)

Total						$24,543	$(1,704,478)

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$387,169	$—	$387,169
Corporate Debt Securities	—	34,473,002	—	34,473,002
Foreign Government Obligations	—	35,736,273	—	35,736,273
Mortgage-Backed Securities	—	1,085,740	—	1,085,740
U.S. Government Obligations	—	86,348,279	—	86,348,279
Preferred Stocks	74,935	406,950	—	481,885
Short-Term Investment Company	1,321,300	—	—	1,321,300
Other Investment Company	9,302,204	—	—	9,302,204

Total Investments	$10,698,439	$158,437,413	$—	$169,135,852

Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$24,543	$—	$24,543

Total Other Financial Instruments	$—	$24,543	$—	$24,543

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$(1,704,478)	$—	$(1,704,478)

Total Other Financial Instruments	$—	$(1,704,478)	$—	$(1,704,478)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2020, the total value of 144A securities is $8,732,302, representing 5.5% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of June 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,414,805, collateralized by cash collateral of $9,302,204 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $308,405. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At June 30, 2020, the total value of Regulation S securities is $25,608,885, representing 16.1% of the Portfolio’s net assets.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At June 30, 2020, the value of the security is $406,950, representing 0.3% of the Portfolio’s net assets.
(G)	Rates disclosed reflect the yields at June 30, 2020.
(H)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI-YoY	US Consumer Price Index Urban Consumers Year Over Year
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $160,103,304) (including securities loaned of $9,414,805)	$169,135,852
Cash	5
Cash collateral pledged at broker for:
OTC derivatives (A)	110,000
Foreign currency, at value (cost $96)	99
Receivables and other assets:
Net income from securities lending	1,146
Shares of beneficial interest sold	18,267
Dividends	4,424
Interest	572,496
Tax reclaims	37
Unrealized appreciation on forward foreign currency contracts	24,543
Prepaid expenses	682

Total assets	169,867,551

Liabilities:
Cash collateral received upon return of:
Securities on loan	9,302,204
Payables and other liabilities:
Investment management fees	80,014
Distribution and service fees	34,476
Transfer agent costs	240
Trustees, CCO and deferred compensation fees	907
Audit and tax fees	21,934
Custody fees	9,711
Legal fees	492
Printing and shareholder reports fees	21,255
Other accrued expenses	4,450
Unrealized depreciation on forward foreign currency contracts	1,704,478

Total liabilities	11,180,161

Net assets	$158,687,390

Net assets consist of:
Capital stock ($0.01 par value)	$145,906
Additional paid-in capital	160,825,062
Total distributable earnings (accumulated losses)	(2,283,578)

Net assets	$158,687,390

Net assets by class:
Initial Class	$57,513
Service Class	158,629,877

Shares outstanding:
Initial Class	5,356
Service Class	14,585,289

Net asset value and offering price per share:
Initial Class	$10.74
Service Class	10.88

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$10,626
Interest income	642,372
Net income from securities lending	14,671

Total investment income	667,669

Expenses:
Investment management fees	461,210
Distribution and service fees:
Service Class	198,766
Transfer agent costs	1,159
Trustees, CCO and deferred compensation fees	2,359
Audit and tax fees	22,081
Custody fees	15,605
Legal fees	4,317
Printing and shareholder reports fees	10,928
Other	5,377

Total expenses	721,802

Net investment income (loss)	(54,133)

Net realized gain (loss) on:
Investments	130,192
Forward foreign currency contracts	1,328,482
Foreign currency transactions	(10,985)

Net realized gain (loss)	1,447,689

Net change in unrealized appreciation (depreciation) on:
Investments	4,659,356
Forward foreign currency contracts	(528,432)
Translation of assets and liabilities denominated in foreign currencies	(631)

Net change in unrealized appreciation (depreciation)	4,130,293

Net realized and change in unrealized gain (loss)	5,577,982

Net increase (decrease) in net assets resulting from operations	$5,523,849

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$(54,133)	$2,433,234
Net realized gain (loss)	1,447,689	2,642,453
Net change in unrealized appreciation (depreciation)	4,130,293	8,190,442

Net increase (decrease) in net assets resulting from operations	5,523,849	13,266,129

Dividends and/or distributions to shareholders:
Initial Class	—	(281)
Service Class	—	(3,857,494)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(3,857,775)

Capital share transactions:
Proceeds from shares sold:
Initial Class	45,010	—
Service Class	2,007,559	4,201,049

	2,052,569	4,201,049

Dividends and/or distributions reinvested:
Initial Class	—	281
Service Class	—	3,857,494

	—	3,857,775

Cost of shares redeemed:
Initial Class	(10)	—
Service Class	(13,516,193)	(22,538,045)

	(13,516,203)	(22,538,045)

Net increase (decrease) in net assets resulting from capital share transactions	(11,463,634)	(14,479,221)

Net increase (decrease) in net assets	(5,939,785)	(5,070,867)

Net assets:
Beginning of period/year	164,627,175	169,698,042

End of period/year	$158,687,390	$164,627,175

Capital share transactions - shares:
Shares issued:
Initial Class	4,295	—
Service Class	188,768	406,504

	193,063	406,504

Shares reinvested:
Initial Class	—	27
Service Class	—	368,433

	—	368,460

Shares redeemed:
Initial Class	(1)	—
Service Class	(1,280,100)	(2,181,010)

	(1,280,101)	(2,181,010)

Net increase (decrease) in shares outstanding:
Initial Class	4,294	27
Service Class	(1,091,332)	(1,406,073)

	(1,087,038)	(1,406,046)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.35		$9.80		$10.13	$9.84	$9.53		$9.94

Investment operations:
Net investment income (loss) (A)	(0.06)		0.17		0.23	0.16	0.13	(B)	0.05
Net realized and unrealized gain (loss)	0.45		0.65		(0.36)	0.18	0.26		(0.31)

Total investment operations	0.39		0.82		(0.13)	0.34	0.39		(0.26)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.27)		(0.20)	(0.05)	(0.08)		(0.15)

Net asset value, end of period/year	$10.74		$10.35		$9.80	$10.13	$9.84		$9.53

Total return	3.77	%(C)	8.39%		(1.29)%	3.42%	4.12%		(2.68)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$58		$11		$10	$10	$10		$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66	%(D)(E)	0.65	%(E)	0.65%	0.65%	0.65%		0.64%
Including waiver and/or reimbursement and recapture	0.66	%(D)(E)	0.65	%(E)	0.65%	0.65%	0.64	%(B)	0.64%
Net investment income (loss) to average net assets	(1.18	)%(D)	1.71%		2.30%	1.64%	1.33	%(B)	0.47%
Portfolio turnover rate	16	%(C)	26%		37%	38%	94%		36%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019		December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.50		$9.93		$10.26	$9.97	$9.66		$10.07

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	0.15		0.21	0.14	0.11	(C)	0.02
Net realized and unrealized gain (loss)	0.38		0.66		(0.37)	0.17	0.26		(0.31)

Total investment operations	0.38		0.81		(0.16)	0.31	0.37		(0.29)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.24)		(0.17)	(0.02)	(0.06)		(0.12)

Net asset value, end of period/year	$10.88		$10.50		$9.93	$10.26	$9.97		$9.66

Total return	3.62	%(D)	8.20%		(1.55)%	3.13%	3.80%		(2.87)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$158,629		$164,616		$169,688	$189,325	$190,005		$192,312
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91	%(E)(F)	0.90	%(F)	0.90%	0.90%	0.90%		0.89%
Including waiver and/or reimbursement and recapture	0.91	%(E)(F)	0.90	%(F)	0.90%	0.90%	0.89	%(C)	0.89%
Net investment income (loss) to average net assets	(0.07	)%(E)	1.45%		2.04%	1.41%	1.08	%(C)	0.24%
Portfolio turnover rate	16	%(D)	26%		37%	38%	94%		36%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Not annualized.
(E)	Annualized.
(F)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the its value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV of the underlying investment as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying investment and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at June 30, 2020, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$971,275	$—	$—	$—	$971,275
U.S. Government Obligations	8,326,421	—	—	—	8,326,421
Preferred Stocks	4,508	—	—	—	4,508
Total Securities Lending Transactions	$9,302,204	$—	$—	$—	$9,302,204
Total Borrowings	$9,302,204	$—	$—	$—	$9,302,204

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Unrealized appreciation (depreciation), as applicable, is shown in Unrealized appreciation or depreciation on forward foreign currency contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$24,543	$—	$—	$—	$24,543
Total	$—	$24,543	$—	$—	$—	$24,543

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(1,704,478)	$—	$—	$—	$(1,704,478)
Total	$—	$(1,704,478)	$—	$—	$—	$(1,704,478)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$1,328,482	$—	$—	$—	$1,328,482
Total	$—	$1,328,482	$—	$—	$—	$1,328,482

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(528,432)	$—	$—	$—	$(528,432)
Total	$—	$(528,432)	$—	$—	$—	$(528,432)

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	$2,344,703
Average contract amounts sold – in USD	36,141,681

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Portfolio OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of June 30, 2020. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Amount
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Securities LLC	$24,543	$(24,543)	$—	$—	$1,704,478	$(24,543)	$(110,000)	$1,569,935

Total	$24,543	$(24,543)	$—	$—	$1,704,478	$(24,543)	$(110,000)	$1,569,935

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Fixed income risk: Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Portfolio falls, the value of your investment will go down. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the Portfolio faces a risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

LIBOR risk: Many financial instruments, financings or other transactions to which a Portfolio may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is widely used in financial markets. In July 2017, the United Kingdom’s financial regulatory body announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Portfolio’s performance or NAV.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. RISK FACTORS (continued)

disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $200 million	0.58%
Over $200 million up to $500 million	0.57
Over $500 million	0.54

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.75%	May 1, 2021
Service Class	1.00	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 18,791,925	$ 6,263,689	$ 20,468,731	$ 14,617,446

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 160,103,304	$ 11,234,472	$ (3,881,859)	$ 7,352,613

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848)”. In response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The amendments are effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and PineBridge Investments LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 3-year period and below the median for the past 1- and 5-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its primary benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on November 10, 2014 pursuant to its current investment objective, investment strategies and benchmark.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were above the medians for its peer group and peer universe. The Trustees and TAM agreed upon a reduction to the Portfolio’s management fee schedule. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica PineBridge Inflation Opportunities VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Service Class	$1,000.00	$750.00	$5.35	$1,018.70	$6.17	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Short-Term Investment Company	68.2%
Repurchase Agreement	17.1
Net Other Assets (Liabilities) ^	14.7
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 68.2%
Money Market Funds - 68.2%
BlackRock Liquidity Funds T-Fund, 0.11% (A)	3,108,457	$ 3,108,457
Dreyfus Treasury Obligations Cash Management Fund, 0.10% (A)	3,109,345	3,109,345
State Street Institutional U.S. Government Money Market Fund, 0.12% (A)	3,108,458	3,108,458
UBS Select Treasury Preferred Fund, 0.16% (A)	3,108,457	3,108,457

Total Short-Term Investment Companies (Cost $12,434,717)		12,434,717

Principal	Value
REPURCHASE AGREEMENT - 17.1%

Fixed Income Clearing Corp., 0.00% (A), dated 06/30/2020, to be repurchased at $3,108,457 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.63%, due 04/15/2023, and with a value of $3,170,641.

$ 3,108,457	$ 3,108,457

Total Repurchase Agreement (Cost $3,108,457)	3,108,457

Total Investments (Cost $15,543,174)	15,543,174
Net Other Assets (Liabilities) - 14.7%	2,674,852

Net Assets - 100.0%	$ 18,218,026

FUTURES CONTRACTS:

Short Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	(238)	09/18/2020	$(37,555,179)	$(36,773,380)	$ 781,799	$ —

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$12,434,717	$—	$—	$12,434,717
Repurchase Agreement	—	3,108,457	—	3,108,457

Total Investments	$12,434,717	$3,108,457	$—	$15,543,174

Other Financial Instruments
Futures Contracts (C)	$781,799	$—	$—	$781,799

Total Other Financial Instruments	$781,799	$—	$—	$781,799

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rates disclosed reflect the yields at June 30, 2020.
(B)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(C)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Unaffiliated investments, at value (cost $12,434,717)	$12,434,717
Repurchase agreement, at value (cost $3,108,457)	3,108,457
Cash collateral pledged at broker for:
Futures contracts	3,141,600
Receivables and other assets:
Interest	39
Prepaid expenses	36

Total assets	18,684,849

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	8,977
Investment management fees	12,420
Distribution and service fees	3,965
Transfer agent costs	26
Trustees, CCO and deferred compensation fees	215
Audit and tax fees	7,515
Custody fees	1,498
Legal fees	167
Printing and shareholder reports fees	5,244
Other accrued expenses	1,317
Variation margin payable on futures contracts	425,479

Total liabilities	466,823

Net assets	$18,218,026

Net assets consist of:
Capital stock ($0.01 par value)	$878,020
Additional paid-in capital	197,532,703
Total distributable earnings (accumulated losses)	(180,192,697)

Net assets	$18,218,026

Shares outstanding	87,801,953

Net asset value and offering price per share	$0.21

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Interest income from unaffiliated investments	$21,675

Total investment income	21,675

Expenses:
Investment management fees	90,896
Distribution and service fees	25,823
Transfer agent costs	145
Trustees, CCO and deferred compensation fees	427
Audit and tax fees	7,606
Custody fees	2,347
Legal fees	674
Printing and shareholder reports fees	3,103
Other	1,972

Total expenses before waiver and/or reimbursement and recapture	132,993

Expense waived and/or reimbursed	(6,500)
Recapture of previously waived and/or reimbursed fees	515

Net expenses	127,008

Net investment income (loss)	(105,333)

Net realized gain (loss) on:
Futures contracts	(14,324,285)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	1,282,143

Net realized and change in unrealized gain (loss)	(13,042,142)

Net increase (decrease) in net assets resulting from operations	$(13,147,475)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$(105,333)	$33,929
Net realized gain (loss)	(14,324,285)	(9,482,588)
Net change in unrealized appreciation (depreciation)	1,282,143	(3,315,832)

Net increase (decrease) in net assets resulting from operations	(13,147,475)	(12,764,491)

Capital share transactions:
Proceeds from shares sold	41,530,907	3,575,169
Cost of shares redeemed	(23,415,887)	(14,066,389)

Net increase (decrease) in net assets resulting from capital share transactions	18,115,020	(10,491,220)

Net increase (decrease) in net assets	4,967,545	(23,255,711)

Net assets:
Beginning of period/year	13,250,481	36,506,192

End of period/year	$18,218,026	$13,250,481

Capital share transactions - shares:
Shares issued	118,430,047	9,696,592
Shares redeemed	(77,356,816)	(37,506,916)

Net increase (decrease) in shares outstanding	41,073,231	(27,810,324)

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

Service Class
June 30, 2020 (unaudited)	December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015
Net asset value, beginning of period/year	$0.28	$0.49	$0.46	$0.68	$0.89	$0.96

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	0.00	(B)	(0.00	)(B)	(0.01)	(0.01	)(C)	(0.01)
Net realized and unrealized gain (loss)	(0.07)	(0.21)	0.03	(0.21)	(0.20)	(0.06)

Total investment operations	(0.07)	(0.21)	0.03	(0.22)	(0.21)	(0.07)

Net asset value, end of period/year	$0.21	$0.28	$0.49	$0.46	$0.68	$0.89

Total return	(25.00	)%(D)	(42.86)%	6.52%	(32.35)%	(23.60)%	(7.29)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$18,218	$13,250	$36,506	$13,674	$34,876	$33,848
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.29	%(F)	1.29%	1.29%	1.26%	1.20%	1.24%
Including waiver and/or reimbursement and recapture	1.23	%(F)	1.23%	1.23%	1.23%	1.22	%(C)	1.23%
Net investment income (loss) to average net assets	(1.02	)%(F)	0.17%	(0.15)%	(1.10)%	(1.17	)%(C)	(1.22)%
Portfolio turnover rate	—	%(D)	—%	—%	—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying Portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$781,799	$—	$—	$781,799
Total	$—	$—	$781,799	$—	$—	$781,799

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(14,324,285)	$—	$—	$(14,324,285)
Total	$—	$—	$(14,324,285)	$—	$—	$(14,324,285)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,282,143	$—	$—	$1,282,143
Total	$—	$—	$1,282,143	$—	$—	$1,282,143

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – short	$(37,460,585)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.88%
Over $250 million up to $750 million	0.83
Over $750 million	0.78

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Service Class	1.23%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018, December 31, 2019 and the period ended June 30, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available
2017	2018	2019	2020	Total
$ 3,371	$ 10,662	$ 15,632	$ 6,500	$ 36,165

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

During the period ended June 30, 2020, there were no proceeds from securities purchased or securities sold (excluding short-term securities).

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 15,543,174	$ 781,799	$ —	$ 781,799

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica ProFund UltraBear VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and ProFund Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board considered that the Portfolio’s investment objective is to seek returns that are twice the inverse of the Portfolio’s benchmark and that the Portfolio’s underperformance relative to its peer universe and benchmark (the S&P 500) for certain periods was consistent with its investment approach given the leveraged nature of the Portfolio and the positive market environment during the relevant periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica ProFund UltraBear VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$991.70	$2.92	$1,021.90	$2.97	0.59%
Service Class	1,000.00	989.80	4.16	1,020.70	4.22	0.84

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	59.0%
U.S. Equity Funds	16.5
Repurchase Agreement	12.9
Other Investment Company	6.9
International Fixed Income Fund	5.9
International Equity Funds	5.8
Net Other Assets (Liabilities)	(7.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 87.2%
International Equity Funds - 5.8%
iShares Edge MSCI Min Vol EAFE ETF (A)	31,896	$ 2,107,050
Vanguard FTSE All-World ex-US ETF (A)	283,119	13,479,295
Vanguard Total International Stock ETF (A)	91,446	4,496,400

		20,082,745

International Fixed Income Fund - 5.9%
Vanguard Total International Bond ETF	355,506	20,523,361

U.S. Equity Funds - 16.5%
iShares Core S&P 500 ETF	42,261	13,087,809
iShares Edge MSCI Min Vol USA ETF	34,579	2,096,525
iShares Russell 1000 ETF (A)	217,740	37,381,603
Vanguard Small-Cap Growth ETF (A)	11,676	2,330,530
Vanguard Small-Cap Value ETF (A)	20,748	2,218,376

		57,114,843

U.S. Fixed Income Funds - 59.0%
iShares Core U.S. Aggregate Bond ETF	406,278	48,026,122
iShares TIPS Bond ETF (A)	55,994	6,887,262
SPDR Bloomberg Barclays Convertible Securities ETF (A)	191,438	11,581,999
Vanguard Total Bond Market ETF	1,553,563	137,241,756

		203,737,139

Total Exchange-Traded Funds (Cost $290,767,449)		301,458,088

	Shares	Value
OTHER INVESTMENT COMPANY - 6.9%
Securities Lending Collateral - 6.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (B)	23,765,740	$ 23,765,740

Total Other Investment Company (Cost $23,765,740)		23,765,740

	Principal	Value
REPURCHASE AGREEMENT - 12.9%
Fixed Income Clearing Corp., 0.00% (B), dated 06/30/2020, to be repurchased at $44,408,491 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.25%, due 06/15/2023, and with a value of $45,296,672.	$ 44,408,491	44,408,491

Total Repurchase Agreement (Cost $44,408,491)		44,408,491

Total Investments (Cost $358,941,680)		369,632,319
Net Other Assets (Liabilities) - (7.0)%		(24,073,285)

Net Assets - 100.0%		$ 345,559,034

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$301,458,088	$—	$—	$301,458,088
Other Investment Company	23,765,740	—	—	23,765,740
Repurchase Agreement	—	44,408,491	—	44,408,491

Total Investments	$325,223,828	$44,408,491	$—	$369,632,319

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $35,096,922, collateralized by cash collateral of $23,765,740 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $12,071,327. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2020.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Unaffiliated investments, at value (cost $314,533,189) (including securities loaned of $35,096,922)	$325,223,828
Repurchase agreement, at value (cost $44,408,491)	44,408,491
Receivables and other assets:
Net income from securities lending	11,551
Shares of beneficial interest sold	974
Prepaid expenses	1,484

Total assets	369,646,328

Liabilities:
Cash collateral received upon return of:
Securities on loan	23,765,740
Payables and other liabilities:
Shares of beneficial interest redeemed	30,267
Investment management fees	168,511
Distribution and service fees	74,641
Transfer agent costs	565
Trustees, CCO and deferred compensation fees	2,546
Audit and tax fees	11,084
Custody fees	4,860
Legal fees	1,396
Printing and shareholder reports fees	19,024
Other accrued expenses	8,660

Total liabilities	24,087,294

Net assets	$345,559,034

Net assets consist of:
Capital stock ($0.01 par value)	$322,669
Additional paid-in capital	328,842,286
Total distributable earnings (accumulated losses)	16,394,079

Net assets	$345,559,034

Net assets by class:
Initial Class	$4,277,922
Service Class	341,281,112

Shares outstanding:
Initial Class	396,271
Service Class	31,870,639

Net asset value and offering price per share:
Initial Class	$10.80
Service Class	10.71

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$2,680,308
Interest income from unaffiliated investments	3,668
Net income from securities lending	65,873

Total investment income	2,749,849

Expenses:
Investment management fees	967,085
Distribution and service fees:
Service Class	428,543
Transfer agent costs	2,569
Trustees, CCO and deferred compensation fees	5,719
Audit and tax fees	10,021
Custody fees	6,605
Legal fees	9,607
Printing and shareholder reports fees	10,337
Other	10,111

Total expenses	1,450,597

Net investment income (loss)	1,299,252

Net realized gain (loss) on:
Unaffiliated investments	385,530

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(5,857,561)

Net realized and change in unrealized gain (loss)	(5,472,031)

Net increase (decrease) in net assets resulting from operations	$(4,172,779)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$1,299,252	$6,808,816
Net realized gain (loss)	385,530	5,919,806
Net change in unrealized appreciation (depreciation)	(5,857,561)	27,383,231

Net increase (decrease) in net assets resulting from operations	(4,172,779)	40,111,853

Dividends and/or distributions to shareholders:
Initial Class	—	(430,936)
Service Class	—	(35,064,774)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(35,495,710)

Capital share transactions:
Proceeds from shares sold:
Initial Class	209,157	302,514
Service Class	5,621,981	3,143,581

	5,831,138	3,446,095

Dividends and/or distributions reinvested:
Initial Class	—	430,936
Service Class	—	35,064,774

	—	35,495,710

Cost of shares redeemed:
Initial Class	(376,256)	(490,712)
Service Class	(27,042,208)	(50,774,434)

	(27,418,464)	(51,265,146)

Net increase (decrease) in net assets resulting from capital share transactions	(21,587,326)	(12,323,341)

Net increase (decrease) in net assets	(25,760,105)	(7,707,198)

Net assets:
Beginning of period/year	371,319,139	379,026,337

End of period/year	$345,559,034	$371,319,139

Capital share transactions - shares:
Shares issued:
Initial Class	19,961	27,324
Service Class	535,261	287,163

	555,222	314,487

Shares reinvested:
Initial Class	—	41,081
Service Class	—	3,365,141

	—	3,406,222

Shares redeemed:
Initial Class	(35,140)	(44,650)
Service Class	(2,576,497)	(4,608,695)

	(2,611,637)	(4,653,345)

Net increase (decrease) in shares outstanding:
Initial Class	(15,179)	23,755
Service Class	(2,041,236)	(956,391)

	(2,056,415)	(932,636)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.89		$10.82	$11.32	$10.32	$10.18		$10.85

Investment operations:
Net investment income (loss) (A)	0.05		0.23	0.23	0.19	0.19	(B)	0.16
Net realized and unrealized gain (loss)	(0.14)		0.97	(0.52)	1.03	0.11		(0.39)

Total investment operations	(0.09)		1.20	(0.29)	1.22	0.30		(0.23)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.26)	(0.21)	(0.22)	(0.16)		(0.13)
Net realized gains	—		(0.87)	—	—	—		(0.31)

Total dividends and/or distributions to shareholders	—		(1.13)	(0.21)	(0.22)	(0.16)		(0.44)

Net asset value, end of period/year	$10.80		$10.89	$10.82	$11.32	$10.32		$10.18

Total return	(0.83	)%(C)	11.47%	(2.61)%	11.92%	2.87%		(2.13)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,278		$4,481	$4,195	$4,218	$4,204		$4,298
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.59	%(E)	0.59%	0.58%	0.58%	0.58%		0.59%
Including waiver and/or reimbursement and recapture	0.59	%(E)	0.59%	0.58%	0.58%	0.57	%(B)	0.59%
Net investment income (loss) to average net assets	1.00	%(E)	2.06%	2.07%	1.73%	1.87	%(B)	1.49%
Portfolio turnover rate	22	%(C)	151%	135%	3%	143%		240%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$10.82		$10.75	$11.25	$10.25	$10.11		$10.78

Investment operations:
Net investment income (loss) (A)	0.04		0.20	0.20	0.16	0.17	(B)	0.13
Net realized and unrealized gain (loss)	(0.15)		0.97	(0.52)	1.03	0.10		(0.38)

Total investment operations	(0.11)		1.17	(0.32)	1.19	0.27		(0.25)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.23)	(0.18)	(0.19)	(0.13)		(0.11)
Net realized gains	—		(0.87)	—	—	—		(0.31)

Total dividends and/or distributions to shareholders	—		(1.10)	(0.18)	(0.19)	(0.13)		(0.42)

Net asset value, end of period/year	$10.71		$10.82	$10.75	$11.25	$10.25		$10.11

Total return	(1.02	)%(C)	11.23%	(2.89)%	11.70%	2.65%		(2.36)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$341,281		$366,838	$374,831	$444,820	$457,900		$466,880
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.84	%(E)	0.84%	0.83%	0.83%	0.83%		0.84%
Including waiver and/or reimbursement and recapture	0.84	%(E)	0.84%	0.83%	0.83%	0.82	%(B)	0.84%
Net investment income (loss) to average net assets	0.75	%(E)	1.80%	1.78%	1.47%	1.61	%(B)	1.27%
Portfolio turnover rate	22	%(C)	151%	135%	3%	143%		240%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$23,765,740	$—	$—	$—	$23,765,740
Total Borrowings	$23,765,740	$—	$—	$—	$23,765,740

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.61%	May 1, 2021
Service Class	0.86	May 1, 2021

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 73,043,739	$ 135,479,717

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 358,941,680	$ 13,304,826	$ (2,614,187)	$ 10,690,639

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica QS Investors Active Asset Allocation – Conservative VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was in line with the median for its peer universe for the past 3-year period and below the median for the past 1- and 5-year periods. The Board also noted that the performance of Service Class Shares of the Portfolio was below its composite benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on July 1, 2015 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Conservative VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$909.90	$2.75	$1,022.00	$2.92	0.58%
Service Class	1,000.00	909.20	3.94	1,020.70	4.17	0.83

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreement	37.0%
U.S. Fixed Income Funds	26.0
U.S. Equity Funds	23.5
International Equity Funds	9.6
International Fixed Income Fund	4.0
Other Investment Company	3.0
Net Other Assets (Liabilities)	(3.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 63.1%
International Equity Funds - 9.6%
iShares Edge MSCI Min Vol EAFE ETF (A)	34,503	$ 2,279,268
Vanguard FTSE All-World ex-US ETF	714,283	34,007,014
Vanguard Total International Stock ETF (A)	247,243	12,156,938

		48,443,220

International Fixed Income Fund - 4.0%
Vanguard Total International Bond ETF	347,232	20,045,704

U.S. Equity Funds - 23.5%
iShares Core S&P 500 ETF	68,578	21,237,921
iShares Edge MSCI Min Vol USA ETF	37,381	2,266,410
iShares Russell 1000 ETF (A)	498,820	85,637,417
Vanguard Small-Cap Growth ETF (A)	37,812	7,547,275
Vanguard Small-Cap Value ETF (A)	22,404	2,395,436

		119,084,459

U.S. Fixed Income Funds - 26.0%
iShares Core U.S. Aggregate Bond ETF	212,659	25,138,420
iShares TIPS Bond ETF (A)	41,031	5,046,813
SPDR Bloomberg Barclays Convertible Securities ETF	186,763	11,299,162
Vanguard Total Bond Market ETF	1,024,340	90,490,196

		131,974,591

Total Exchange-Traded Funds (Cost $328,233,405)		319,547,974

	Shares	Value
OTHER INVESTMENT COMPANY - 3.0%
Securities Lending Collateral - 3.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (B)	15,260,721	$ 15,260,721

Total Other Investment Company (Cost $15,260,721)		15,260,721

	Principal	Value
REPURCHASE AGREEMENT - 37.0%
Fixed Income Clearing Corp., 0.00% (B), dated 06/30/2020, to be repurchased at $187,494,169 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.25%, due 06/15/2023, and with a value of $191,244,060.	$ 187,494,169	187,494,169

Total Repurchase Agreement (Cost $187,494,169)		187,494,169

Total Investments (Cost $530,988,295)		522,302,864
Net Other Assets (Liabilities) - (3.1)%		(15,595,582)

Net Assets - 100.0%		$ 506,707,282

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$319,547,974	$—	$—	$319,547,974
Other Investment Company	15,260,721	—	—	15,260,721
Repurchase Agreement	—	187,494,169	—	187,494,169

Total Investments	$334,808,695	$187,494,169	$—	$522,302,864

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $32,646,096, collateralized by cash collateral of $15,260,721 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $18,078,741. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2020.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Unaffiliated investments, at value (cost $343,494,126) (including securities loaned of $32,646,096)	$334,808,695
Repurchase agreement, at value (cost $187,494,169)	187,494,169
Receivables and other assets:
Net income from securities lending	14,894
Shares of beneficial interest sold	75,430
Prepaid expenses	2,332

Total assets	522,395,520

Liabilities:
Cash collateral received upon return of:
Securities on loan	15,260,721
Payables and other liabilities:
Shares of beneficial interest redeemed	3,809
Investment management fees	245,129
Distribution and service fees	105,617
Transfer agent costs	1,102
Trustees, CCO and deferred compensation fees	4,202
Audit and tax fees	11,273
Custody fees	4,318
Legal fees	3,305
Printing and shareholder reports fees	35,201
Other accrued expenses	13,561

Total liabilities	15,688,238

Net assets	$506,707,282

Net assets consist of:
Capital stock ($0.01 par value)	$486,693
Additional paid-in capital	533,579,698
Total distributable earnings (accumulated losses)	(27,359,109)

Net assets	$506,707,282

Net assets by class:
Initial Class	$24,817,748
Service Class	481,889,534

Shares outstanding:
Initial Class	2,362,910
Service Class	46,306,362

Net asset value and offering price per share:
Initial Class	$10.50
Service Class	10.41
STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$2,598,243
Interest income from unaffiliated investments	10,656
Net income from securities lending	116,917

Total investment income	2,725,816

Expenses:
Investment management fees	1,464,293
Distribution and service fees:
Service Class	632,130
Transfer agent costs	4,144
Trustees, CCO and deferred compensation fees	8,734
Audit and tax fees	11,761
Custody fees	7,161
Legal fees	15,561
Printing and shareholder reports fees	18,126
Other	15,435

Total expenses	2,177,345

Net investment income (loss)	548,471

Net realized gain (loss) on:
Unaffiliated investments	(26,004,144)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(28,945,230)

Net realized and change in unrealized gain (loss)	(54,949,374)

Net increase (decrease) in net assets resulting from operations	$(54,400,903)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$548,471	$9,529,038
Net realized gain (loss)	(26,004,144)	7,575,038
Net change in unrealized appreciation (depreciation)	(28,945,230)	48,655,741

Net increase (decrease) in net assets resulting from operations	(54,400,903)	65,759,817

Dividends and/or distributions to shareholders:
Initial Class	—	(2,420,041)
Service Class	—	(48,353,870)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(50,773,911)

Capital share transactions:
Proceeds from shares sold:
Initial Class	648,330	3,245,873
Service Class	2,681,263	2,095,897

	3,329,593	5,341,770

Dividends and/or distributions reinvested:
Initial Class	—	2,420,041
Service Class	—	48,353,870

	—	50,773,911

Cost of shares redeemed:
Initial Class	(1,773,882)	(5,464,823)
Service Class	(43,927,071)	(83,470,014)

	(45,700,953)	(88,934,837)

Net increase (decrease) in net assets resulting from capital share transactions	(42,371,360)	(32,819,156)

Net increase (decrease) in net assets	(96,772,263)	(17,833,250)

Net assets:
Beginning of period/year	603,479,545	621,312,795

End of period/year	$506,707,282	$603,479,545

Capital share transactions - shares:
Shares issued:
Initial Class	59,885	281,655
Service Class	261,582	181,357

	321,467	463,012

Shares reinvested:
Initial Class	—	221,413
Service Class	—	4,456,578

	—	4,677,991

Shares redeemed:
Initial Class	(166,459)	(469,334)
Service Class	(4,187,143)	(7,255,441)

	(4,353,602)	(7,724,775)

Net increase (decrease) in shares outstanding:
Initial Class	(106,574)	33,734
Service Class	(3,925,561)	(2,617,506)

	(4,032,135)	(2,583,772)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$11.54		$11.32	$12.19	$10.27	$10.17		$11.70

Investment operations:
Net investment income (loss) (A)	0.02		0.21	0.21	0.18	0.15	(B)	0.14
Net realized and unrealized gain (loss)	(1.06)		1.05	(0.89)	1.91	0.09		(0.87)

Total investment operations	(1.04)		1.26	(0.68)	2.09	0.24		(0.73)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.24)	(0.19)	(0.17)	(0.14)		(0.14)
Net realized gains	—		(0.80)	—	—	—		(0.66)

Total dividends and/or distributions to shareholders	—		(1.04)	(0.19)	(0.17)	(0.14)		(0.80)

Net asset value, end of period/year	$10.50		$11.54	$11.32	$12.19	$10.27		$10.17

Total return	(9.01	)%(C)	11.59%	(5.67)%	20.55%	2.32%		(6.38)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$24,818		$28,494	$27,579	$31,642	$28,226		$30,709
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.58	%(E)	0.58%	0.57%	0.57%	0.57%		0.58%
Including waiver and/or reimbursement and recapture	0.58	%(E)	0.58%	0.57%	0.57%	0.56	%(B)	0.58%
Net investment income (loss) to average net assets	0.45	%(E)	1.79%	1.72%	1.57%	1.51	%(B)	1.22%
Portfolio turnover rate	58	%(C)	205%	323%	23%	212%		454%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$11.45		$11.23	$12.10	$10.19	$10.10		$11.62

Investment operations:
Net investment income (loss) (A)	0.01		0.18	0.17	0.15	0.13	(B)	0.11
Net realized and unrealized gain (loss)	(1.05)		1.04	(0.88)	1.91	0.07		(0.86)

Total investment operations	(1.04)		1.22	(0.71)	2.06	0.20		(0.75)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.20)	(0.16)	(0.15)	(0.11)		(0.11)
Net realized gains	—		(0.80)	—	—	—		(0.66)

Total dividends and/or distributions to shareholders	—		(1.00)	(0.16)	(0.15)	(0.11)		(0.77)

Net asset value, end of period/year	$10.41		$11.45	$11.23	$12.10	$10.19		$10.10

Total return	(9.08	)%(C)	11.36%	(5.95)%	20.30%	1.97%		(6.53)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$481,889		$574,986	$593,734	$713,059	$648,780		$710,709
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.83	%(E)	0.83%	0.82%	0.82%	0.82%		0.83%
Including waiver and/or reimbursement and recapture	0.83	%(E)	0.83%	0.82%	0.82%	0.81	%(B)	0.83%
Net investment income (loss) to average net assets	0.19	%(E)	1.54%	1.45%	1.31%	1.26	%(B)	1.00%
Portfolio turnover rate	58	%(C)	205%	323%	23%	212%		454%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$15,260,721	$—	$—	$—	$15,260,721
Total Borrowings	$15,260,721	$—	$—	$—	$15,260,721

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.67%	May 1, 2021
Service Class	0.92	May 1, 2021

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 249,932,308	$ 475,319,899

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 530,988,295	$ 3,384,374	$ (12,069,805)	$ (8,685,431)

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its composite benchmark, each for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on July 1, 2015 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Initial Class	$1,000.00	$955.40	$2.72	$1,022.10	$2.82	0.56%
Service Class	1,000.00	954.20	3.94	1,020.80	4.07	0.81

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Portfolio invests. The net annualized expense ratios, as stated in the fee table of the Portfolio’s Prospectus, may differ from the expense ratios disclosed in this report.

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	43.5%
Repurchase Agreement	23.2
U.S. Equity Funds	19.2
International Equity Funds	8.4
International Fixed Income Fund	5.8
Other Investment Company	1.7
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS - 76.9%
International Equity Funds - 8.4%
iShares Edge MSCI Min Vol EAFE ETF	102,805	$ 6,791,298
Vanguard FTSE All-World ex-US ETF	1,671,851	79,596,826
Vanguard Total International Stock ETF (A)	441,975	21,731,911

		108,120,035

International Fixed Income Fund - 5.8%
Vanguard Total International Bond ETF	1,286,649	74,278,247

U.S. Equity Funds - 19.2%
iShares Core S&P 500 ETF	136,152	42,164,913
iShares Edge MSCI Min Vol USA ETF	111,395	6,753,879
iShares Russell 1000 ETF	1,031,547	177,095,989
Vanguard Small-Cap Growth ETF (A)	75,101	14,990,160
Vanguard Small-Cap Value ETF (A)	66,618	7,122,796

		248,127,737

U.S. Fixed Income Funds - 43.5%
iShares Core U.S. Aggregate Bond ETF	863,323	102,053,412
iShares TIPS Bond ETF (A)	208,166	25,604,418
SPDR Bloomberg Barclays Convertible Securities ETF	711,025	43,017,012
Vanguard Total Bond Market ETF	4,413,010	389,845,303

		560,520,145

Total Exchange-Traded Funds (Cost $985,010,896)		991,046,164

	Shares	Value
OTHER INVESTMENT COMPANY - 1.7%
Securities Lending Collateral - 1.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (B)	22,466,879	$ 22,466,879

Total Other Investment Company (Cost $22,466,879)		22,466,879

	Principal	Value
REPURCHASE AGREEMENT - 23.2%
Fixed Income Clearing Corp., 0.00% (B), dated 06/30/2020, to be repurchased at $299,027,820 on 07/01/2020. Collateralized by U.S. Government Obligations, 0.25% - 1.63%, due 05/31/2023 - 06/15/2023, and with a total value of $305,008,408.	$ 299,027,820	299,027,820

Total Repurchase Agreement (Cost $299,027,820)		299,027,820

Total Investments (Cost $1,306,505,595)		1,312,540,863
Net Other Assets (Liabilities) - (1.8)%		(23,629,974)

Net Assets - 100.0%		$ 1,288,910,889

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$991,046,164	$—	$—	$991,046,164
Other Investment Company	22,466,879	—	—	22,466,879
Repurchase Agreement	—	299,027,820	—	299,027,820

Total Investments	$1,013,513,043	$299,027,820	$—	$1,312,540,863

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $48,141,755, collateralized by cash collateral of $22,466,879 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $26,682,775. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at June 30, 2020.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Unaffiliated investments, at value (cost $1,007,477,775) (including securities loaned of $48,141,755)	$1,013,513,043
Repurchase agreement, at value (cost $299,027,820)	299,027,820
Receivables and other assets:
Net income from securities lending	7,497
Shares of beneficial interest sold	7,836
Prepaid expenses	5,708

Total assets	1,312,561,904

Liabilities:
Cash collateral received upon return of:
Securities on loan	22,466,879
Payables and other liabilities:
Shares of beneficial interest redeemed	177,476
Investment management fees	608,781
Distribution and service fees	281,209
Transfer agent costs	2,301
Trustees, CCO and deferred compensation fees	9,606
Audit and tax fees	15,734
Custody fees	10,231
Legal fees	5,659
Printing and shareholder reports fees	42,775
Other accrued expenses	30,364

Total liabilities	23,651,015

Net assets	$1,288,910,889

Net assets consist of:
Capital stock ($0.01 par value)	$1,167,667
Additional paid-in capital	1,288,216,257
Total distributable earnings (accumulated losses)	(473,035)

Net assets	$1,288,910,889

Net assets by class:
Initial Class	$2,504,397
Service Class	1,286,406,492

Shares outstanding:
Initial Class	224,529
Service Class	116,542,129

Net asset value and offering price per share:
Initial Class	$11.15
Service Class	11.04

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income from unaffiliated investments	$8,336,083
Interest income from unaffiliated investments	14,931
Net income from securities lending	169,381

Total investment income	8,520,395

Expenses:
Investment management fees	3,535,093
Distribution and service fees:
Service Class	1,634,293
Transfer agent costs	9,839
Trustees, CCO and deferred compensation fees	21,494
Audit and tax fees	16,656
Custody fees	15,758
Legal fees	36,586
Printing and shareholder reports fees	23,869
Other	34,204

Total expenses	5,327,792

Net investment income (loss)	3,192,603

Net realized gain (loss) on:
Unaffiliated investments	(30,814,541)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(37,875,179)

Net realized and change in unrealized gain (loss)	(68,689,720)

Net increase (decrease) in net assets resulting from operations	$(65,497,117)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$3,192,603	$24,612,056
Net realized gain (loss)	(30,814,541)	28,749,608
Net change in unrealized appreciation (depreciation)	(37,875,179)	97,868,081

Net increase (decrease) in net assets resulting from operations	(65,497,117)	151,229,745

Dividends and/or distributions to shareholders:
Initial Class	—	(234,130)
Service Class	—	(123,984,302)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(124,218,432)

Capital share transactions:
Proceeds from shares sold:
Initial Class	184,500	254,010
Service Class	3,553,356	5,992,224

	3,737,856	6,246,234

Dividends and/or distributions reinvested:
Initial Class	—	234,130
Service Class	—	123,984,302

	—	124,218,432

Cost of shares redeemed:
Initial Class	(268,579)	(277,845)
Service Class	(73,773,717)	(155,614,848)

	(74,042,296)	(155,892,693)

Net increase (decrease) in net assets resulting from capital share transactions	(70,304,440)	(25,428,027)

Net increase (decrease) in net assets	(135,801,557)	1,583,286

Net assets:
Beginning of period/year	1,424,712,446	1,423,129,160

End of period/year	$1,288,910,889	$1,424,712,446

Capital share transactions - shares:
Shares issued:
Initial Class	16,511	21,344
Service Class	324,398	506,980

	340,909	528,324

Shares reinvested:
Initial Class	—	20,961
Service Class	—	11,189,919

	—	11,210,880

Shares redeemed:
Initial Class	(24,137)	(23,499)
Service Class	(6,727,514)	(13,311,856)

	(6,751,651)	(13,335,355)

Net increase (decrease) in shares outstanding:
Initial Class	(7,626)	18,806
Service Class	(6,403,116)	(1,614,957)

	(6,410,742)	(1,596,151)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$11.67		$11.50	$12.18	$10.72	$10.62		$11.68

Investment operations:
Net investment income (loss) (A)	0.04		0.23	0.23	0.19	0.19	(B)	0.16
Net realized and unrealized gain (loss)	(0.56)		1.04	(0.71)	1.48	0.07		(0.63)

Total investment operations	(0.52)		1.27	(0.48)	1.67	0.26		(0.47)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.26)	(0.20)	(0.21)	(0.16)		(0.13)
Net realized gains	—		(0.84)	—	—	—		(0.46)

Total dividends and/or distributions to shareholders	—		(1.10)	(0.20)	(0.21)	(0.16)		(0.59)

Net asset value, end of period/year	$11.15		$11.67	$11.50	$12.18	$10.72		$10.62

Total return	(4.46	)%(C)	11.43%	(3.98)%	15.71%	2.43%		(4.05)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,504		$2,710	$2,454	$2,582	$2,653		$2,788
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.56	%(E)	0.56%	0.56%	0.56%	0.55%		0.57%
Including waiver and/or reimbursement and recapture	0.56	%(E)	0.56%	0.56%	0.56%	0.55	%(B)	0.57%
Net investment income (loss) to average net assets	0.74	%(E)	1.98%	1.95%	1.65%	1.75	%(B)	1.38%
Portfolio turnover rate	24	%(C)	179%	214%	18%	165%		330%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$11.57		$11.41	$12.08	$10.63	$10.53		$11.59

Investment operations:
Net investment income (loss) (A)	0.03		0.20	0.20	0.16	0.16	(B)	0.13
Net realized and unrealized gain (loss)	(0.56)		1.02	(0.70)	1.47	0.07		(0.62)

Total investment operations	(0.53)		1.22	(0.50)	1.63	0.23		(0.49)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.22)	(0.17)	(0.18)	(0.13)		(0.11)
Net realized gains	—		(0.84)	—	—	—		(0.46)

Total dividends and/or distributions to shareholders	—		(1.06)	(0.17)	(0.18)	(0.13)		(0.57)

Net asset value, end of period/year	$11.04		$11.57	$11.41	$12.08	$10.63		$10.53

Total return	(4.58	)%(C)	11.13%	(4.17)%	15.44%	2.18%		(4.28)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,286,407		$1,422,002	$1,420,675	$1,613,733	$1,541,231		$1,637,702
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.81	%(E)	0.81%	0.81%	0.81%	0.80%		0.82%
Including waiver and/or reimbursement and recapture	0.81	%(E)	0.81%	0.81%	0.81%	0.80	%(B)	0.82%
Net investment income (loss) to average net assets	0.49	%(E)	1.72%	1.68%	1.42%	1.50	%(B)	1.15%
Portfolio turnover rate	24	%(C)	179%	214%	18%	165%		330%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Portfolio invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$22,466,879	$—	$—	$—	$22,466,879
Total Borrowings	$22,466,879	$—	$—	$—	$22,466,879

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56
Over $250 million up to $1 billion	0.54
Over $1 billion up to $1.5 billion	0.52
Over $1.5 billion up to $2.5 billion	0.51
Over $2.5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.68%	May 1, 2021
Service Class	0.93	May 1, 2021

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 275,246,625	$ 633,461,049

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,306,505,595	$ 26,277,883	$ (20,242,615)	$ 6,035,268

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica QS Investors Active Asset Allocation – Moderate VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and QS Investors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmarks, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its composite benchmark, each for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Portfolio. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on July 1, 2015 pursuant to its current investment strategies. The Trustees observed that the performance of the Portfolio had improved during the first quarter of 2020.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was above the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica QS Investors Active Asset Allocation – Moderate VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$968.60	$0.69	$1,024.20	$0.70	0.14%
Service Class	1,000.00	967.80	1.91	1,022.90	1.96	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Right	0.0 *
Net Other Assets (Liabilities) ^	1.0
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 1.7%
Boeing Co.	5,674	$ 1,040,044
General Dynamics Corp.	2,430	363,188
Howmet Aerospace, Inc.	4,109	65,128
Huntington Ingalls Industries, Inc.	404	70,494
L3 Harris Technologies, Inc.	2,288	388,205
Lockheed Martin Corp.	2,613	953,536
Northrop Grumman Corp.	1,620	498,053
Raytheon Technologies Corp.	15,568	959,300
Teledyne Technologies, Inc. (A)	395	122,825
Textron, Inc.	2,271	74,739
TransDigm Group, Inc.	523	231,192

		4,766,704

Air Freight & Logistics - 0.5%
CH Robinson Worldwide, Inc.	1,436	113,530
Expeditors International of Washington, Inc.	1,757	133,602
FedEx Corp.	2,491	349,288
United Parcel Service, Inc., Class B	7,459	829,292

		1,425,712

Airlines - 0.2%
Alaska Air Group, Inc.	1,145	41,518
American Airlines Group, Inc.	4,000	52,280
Delta Air Lines, Inc.	5,830	163,531
Southwest Airlines Co.	5,738	196,125
United Airlines Holdings, Inc. (A)	2,570	88,948

		542,402

Auto Components - 0.1%
Aptiv PLC	2,683	209,060
BorgWarner, Inc.	2,211	78,048

		287,108

Automobiles - 0.2%
Ford Motor Co.	40,558	246,593
General Motors Co.	13,045	330,038

		576,631

Banks - 3.6%
Bank of America Corp.	82,541	1,960,349
Citigroup, Inc.	22,030	1,125,733
Citizens Financial Group, Inc.	4,444	112,167
Comerica, Inc.	1,567	59,703
Fifth Third Bancorp	7,452	143,675
First Republic Bank	1,774	188,026
Huntington Bancshares, Inc.	11,010	99,475
JPMorgan Chase & Co.	32,196	3,028,356
KeyCorp	10,447	127,244
M&T Bank Corp.	1,335	138,800
People’s United Financial, Inc.	4,839	55,987
PNC Financial Services Group, Inc.	4,572	481,020
Regions Financial Corp.	9,853	109,565
SVB Financial Group (A)	545	117,464
Truist Financial Corp.	14,293	536,702
US Bancorp	14,701	541,291
Wells Fargo & Co.	39,488	1,010,893
Zions Bancorp NA	1,647	55,998

		9,892,448

Beverages - 1.7%
Brown-Forman Corp., Class B	1,883	119,872

	Shares	Value
COMMON STOCKS (continued)
Beverages (continued)
Coca-Cola Co.	40,866	$ 1,825,893
Constellation Brands, Inc., Class A	1,788	312,810
Molson Coors Beverage Co., Class B	1,852	63,635
Monster Beverage Corp. (A)	3,965	274,854
PepsiCo, Inc.	14,669	1,940,122

		4,537,186

Biotechnology - 2.4%
AbbVie, Inc.	18,634	1,829,486
Alexion Pharmaceuticals, Inc. (A)	2,301	258,264
Amgen, Inc.	6,180	1,457,615
Biogen, Inc. (A)	1,733	463,664
Gilead Sciences, Inc.	13,170	1,013,300
Incyte Corp. (A)	1,882	195,671
Regeneron Pharmaceuticals, Inc. (A)	1,069	666,682
Vertex Pharmaceuticals, Inc. (A)	2,747	797,482

		6,682,164

Building Products - 0.4%
A.O. Smith Corp.	1,342	63,235
Allegion PLC	915	93,531
Carrier Global Corp.	8,724	193,847
Fortune Brands Home & Security, Inc.	1,454	92,954
Johnson Controls International PLC	7,891	269,399
Masco Corp.	2,984	149,827
Trane Technologies PLC	2,452	218,179

		1,080,972

Capital Markets - 2.7%
Ameriprise Financial, Inc.	1,283	192,501
Bank of New York Mellon Corp.	8,709	336,603
BlackRock, Inc.	1,633	888,499
Cboe Global Markets, Inc.	1,147	106,992
Charles Schwab Corp.	12,170	410,616
CME Group, Inc.	3,801	617,815
E*TRADE Financial Corp.	2,402	119,451
Franklin Resources, Inc.	2,660	55,780
Goldman Sachs Group, Inc.	3,321	656,296
Intercontinental Exchange, Inc.	5,756	527,250
Invesco, Ltd.	3,623	38,983
MarketAxess Holdings, Inc.	399	199,867
Moody’s Corp.	1,680	461,546
Morgan Stanley	12,699	613,362
MSCI, Inc.	906	302,441
Nasdaq, Inc.	1,183	141,333
Northern Trust Corp.	2,139	169,708
Raymond James Financial, Inc.	1,220	83,973
S&P Global, Inc.	2,545	838,527
State Street Corp.	3,817	242,570
T. Rowe Price Group, Inc.	2,386	294,671

		7,298,784

Chemicals - 1.8%
Air Products & Chemicals, Inc.	2,343	565,741
Albemarle Corp.	1,071	82,692
Celanese Corp.	1,275	110,083
CF Industries Holdings, Inc.	2,290	64,441
Corteva, Inc.	7,806	209,123
Dow, Inc. (A)	7,702	313,933
DuPont de Nemours, Inc.	7,676	407,826

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Eastman Chemical Co.	1,416	$ 98,610
Ecolab, Inc.	2,624	522,045
FMC Corp.	1,338	133,292
International Flavors & Fragrances, Inc.	1,117	136,788
Linde PLC	5,589	1,185,483
LyondellBasell Industries NV, Class A	2,641	173,566
Mosaic Co.	3,390	42,409
PPG Industries, Inc.	2,517	266,953
Sherwin-Williams Co.	850	491,172

		4,804,157

Commercial Services & Supplies - 0.4%
Cintas Corp.	881	234,663
Copart, Inc. (A)	2,213	184,276
Republic Services, Inc.	2,217	181,905
Rollins, Inc.	1,381	58,541
Waste Management, Inc.	4,041	427,982

		1,087,367

Communications Equipment - 1.0%
Arista Networks, Inc. (A)	560	117,617
Cisco Systems, Inc.	44,832	2,090,964
F5 Networks, Inc. (A)	633	88,291
Juniper Networks, Inc.	3,430	78,410
Motorola Solutions, Inc.	1,751	245,368

		2,620,650

Construction & Engineering - 0.1%
Jacobs Engineering Group, Inc.	1,401	118,805
Quanta Services, Inc.	1,431	56,138

		174,943

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	662	136,749
Vulcan Materials Co.	1,361	157,672

		294,421

Consumer Finance - 0.5%
American Express Co.	6,992	665,638
Capital One Financial Corp.	4,834	302,560
Discover Financial Services	3,229	161,741
Synchrony Financial	5,979	132,495

		1,262,434

Containers & Packaging - 0.3%
Amcor PLC (A)	16,668	170,180
Avery Dennison Corp.	823	93,896
Ball Corp.	3,347	232,583
International Paper Co.	4,146	145,981
Packaging Corp. of America	950	94,810
Sealed Air Corp.	1,564	51,377
WestRock Co.	2,590	73,194

		862,021

Distributors - 0.1%
Genuine Parts Co.	1,502	130,614
LKQ Corp. (A)	3,197	83,761

		214,375

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	2,182	31,159

Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc., Class B (A)	20,539	3,666,417

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services - 1.8%
AT&T, Inc.	75,310	$ 2,276,621
CenturyLink, Inc.	10,163	101,935
Verizon Communications, Inc.	43,734	2,411,056

		4,789,612

Electric Utilities - 1.9%
Alliant Energy Corp.	2,690	128,690
American Electric Power Co., Inc.	5,265	419,305
Duke Energy Corp.	7,790	622,343
Edison International	4,036	219,195
Entergy Corp.	2,040	191,372
Evergy, Inc.	2,408	142,770
Eversource Energy	3,584	298,440
Exelon Corp.	10,358	375,892
FirstEnergy Corp.	5,621	217,982
NextEra Energy, Inc.	5,178	1,243,600
NRG Energy, Inc.	2,493	81,172
Pinnacle West Capital Corp.	1,110	81,352
PPL Corp.	7,999	206,694
Southern Co.	11,196	580,513
Xcel Energy, Inc.	5,437	339,813

		5,149,133

Electrical Equipment - 0.5%
AMETEK, Inc.	2,402	214,667
Eaton Corp. PLC	4,285	374,852
Emerson Electric Co.	6,313	391,595
Rockwell Automation, Inc.	1,236	263,268

		1,244,382

Electronic Equipment, Instruments & Components - 0.5%
Amphenol Corp., Class A	3,152	301,993
CDW Corp.	1,452	168,693
Corning, Inc.	7,769	201,217
FLIR Systems, Inc.	1,450	58,826
IPG Photonics Corp. (A)	350	56,137
Keysight Technologies, Inc. (A)	1,972	198,738
TE Connectivity, Ltd.	3,418	278,738
Zebra Technologies Corp., Class A (A)	565	144,612

		1,408,954

Energy Equipment & Services - 0.2%
Baker Hughes Co.	6,750	103,882
Halliburton Co.	8,873	115,172
National Oilwell Varco, Inc.	4,215	51,634
Schlumberger, Ltd.	14,387	264,577
TechnipFMC PLC	3,918	26,799

		562,064

Entertainment - 2.0%
Activision Blizzard, Inc.	8,170	620,103
Electronic Arts, Inc. (A)	3,025	399,451
Live Nation Entertainment, Inc. (A)	1,484	65,786
Netflix, Inc. (A)	4,649	2,115,481
Take-Two Interactive Software, Inc. (A)	1,222	170,554
Walt Disney Co.	19,092	2,128,949

		5,500,324

Equity Real Estate Investment Trusts - 2.7%
Alexandria Real Estate Equities, Inc.	1,290	209,302
American Tower Corp.	4,691	1,212,811

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Apartment Investment & Management Co., Class A	1,601	$ 60,262
AvalonBay Communities, Inc.	1,503	232,424
Boston Properties, Inc.	1,481	133,853
Crown Castle International Corp.	4,416	739,018
Digital Realty Trust, Inc.	2,852	405,298
Duke Realty Corp.	3,791	134,163
Equinix, Inc.	938	658,757
Equity Residential	3,737	219,810
Essex Property Trust, Inc.	679	155,606
Extra Space Storage, Inc.	1,361	125,716
Federal Realty Investment Trust	741	63,141
Healthpeak Properties, Inc.	5,780	159,297
Host Hotels & Resorts, Inc.	7,661	82,662
Iron Mountain, Inc.	2,890	75,429
Kimco Realty Corp.	4,596	59,013
Mid-America Apartment Communities, Inc.	1,207	138,407
Prologis, Inc.	7,826	730,401
Public Storage	1,559	299,156
Realty Income Corp.	3,514	209,083
Regency Centers Corp.	1,689	77,508
SBA Communications Corp.	1,167	347,673
Simon Property Group, Inc.	3,143	214,918
SL Green Realty Corp.	776	38,249
UDR, Inc.	3,185	119,055
Ventas, Inc.	3,940	144,283
Vornado Realty Trust	1,599	61,098
Welltower, Inc.	4,456	230,598
Weyerhaeuser Co.	7,999	179,657

		7,516,648

Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	4,670	1,415,991
Kroger Co.	8,325	281,801
Sysco Corp.	5,299	289,643
Walgreens Boots Alliance, Inc.	7,774	329,540
Walmart, Inc.	14,972	1,793,346

		4,110,321

Food Products - 1.1%
Archer-Daniels-Midland Co.	5,701	227,470
Campbell Soup Co.	1,695	84,123
Conagra Brands, Inc.	4,996	175,709
General Mills, Inc.	6,443	397,211
Hershey Co.	1,519	196,893
Hormel Foods Corp.	2,941	141,962
J.M. Smucker Co.	1,154	122,105
Kellogg Co.	2,601	171,822
Kraft Heinz Co.	6,550	208,879
Lamb Weston Holdings, Inc.	1,545	98,772
McCormick & Co., Inc.	1,298	232,874
Mondelez International, Inc., Class A	14,998	766,848
Tyson Foods, Inc., Class A	3,078	183,787

		3,008,455

Gas Utilities - 0.0% (B)
Atmos Energy Corp.	1,231	122,583

Health Care Equipment & Supplies - 3.8%
Abbott Laboratories	18,704	1,710,107
ABIOMED, Inc. (A)	470	113,533

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Align Technology, Inc. (A)	737	$ 202,262
Baxter International, Inc.	5,404	465,285
Becton Dickinson & Co.	3,125	747,719
Boston Scientific Corp. (A)	15,157	532,162
Cooper Cos., Inc.	510	144,656
Danaher Corp.	6,659	1,177,511
DENTSPLY SIRONA, Inc.	2,355	103,761
DexCom, Inc. (A)	981	397,698
Edwards Lifesciences Corp. (A)	6,471	447,211
Hologic, Inc. (A)	2,762	157,434
IDEXX Laboratories, Inc. (A)	877	289,550
Intuitive Surgical, Inc. (A)	1,236	704,310
Medtronic PLC	14,187	1,300,948
ResMed, Inc.	1,543	296,256
STERIS PLC	889	136,408
Stryker Corp.	3,417	615,709
Teleflex, Inc.	498	181,262
Varian Medical Systems, Inc. (A)	941	115,291
West Pharmaceutical Services, Inc.	756	171,741
Zimmer Biomet Holdings, Inc.	2,205	263,189

		10,274,003

Health Care Providers & Services - 2.8%
AmerisourceBergen Corp.	1,549	156,093
Anthem, Inc.	2,641	694,530
Cardinal Health, Inc.	3,010	157,092
Centene Corp. (A)	6,044	384,096
Cigna Corp.	3,890	729,958
CVS Health Corp.	13,842	899,315
DaVita, Inc. (A)	939	74,312
HCA Healthcare, Inc.	2,747	266,624
Henry Schein, Inc. (A)	1,476	86,184
Humana, Inc.	1,403	544,013
Laboratory Corp. of America Holdings (A)	998	165,778
McKesson Corp.	1,685	258,513
Quest Diagnostics, Inc.	1,420	161,823
UnitedHealth Group, Inc.	10,022	2,955,989
Universal Health Services, Inc., Class B	794	73,755

		7,608,075

Health Care Technology - 0.1%
Cerner Corp.	3,214	220,320

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	4,659	76,501
Chipotle Mexican Grill, Inc. (A)	274	288,347
Darden Restaurants, Inc.	1,332	100,926
Domino’s Pizza, Inc.	420	155,165
Hilton Worldwide Holdings, Inc.	2,888	212,124
Las Vegas Sands Corp.	3,419	155,701
Marriott International, Inc., Class A	2,845	243,902
McDonald’s Corp.	7,832	1,444,769
MGM Resorts International	5,369	90,199
Norwegian Cruise Line Holdings, Ltd. (A)	2,784	45,741
Royal Caribbean Cruises, Ltd.	1,739	87,472
Starbucks Corp.	12,294	904,715
Wynn Resorts, Ltd.	964	71,808
Yum! Brands, Inc.	3,208	278,807

		4,156,177

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 0.4%
D.R. Horton, Inc.	3,444	$ 190,970
Garmin, Ltd.	1,492	145,470
Leggett & Platt, Inc.	1,265	44,465
Lennar Corp., Class A	2,928	180,423
Mohawk Industries, Inc. (A)	645	65,635
Newell Brands, Inc.	4,148	65,870
NVR, Inc. (A)	35	114,056
PulteGroup, Inc.	2,708	92,153
Whirlpool Corp.	652	84,454

		983,496

Household Products - 1.7%
Church & Dwight Co., Inc.	2,517	194,564
Clorox Co.	1,333	292,420
Colgate-Palmolive Co.	9,080	665,201
Kimberly-Clark Corp.	3,545	501,086
Procter & Gamble Co.	26,159	3,127,831

		4,781,102

Independent Power & Renewable Electricity Producers - 0.0% (B)
AES Corp.	6,902	100,010

Industrial Conglomerates - 1.1%
3M Co.	6,090	949,979
General Electric Co.	92,719	633,271
Honeywell International, Inc.	7,435	1,075,027
Roper Technologies, Inc.	1,109	430,580

		3,088,857

Insurance - 1.9%
Aflac, Inc.	7,625	274,729
Allstate Corp.	3,358	325,693
American International Group, Inc.	8,903	277,596
Aon PLC, Class A	2,444	470,714
Arthur J. Gallagher & Co.	2,029	197,807
Assurant, Inc.	637	65,796
Chubb, Ltd.	4,786	606,003
Cincinnati Financial Corp.	1,510	96,685
Everest Re Group, Ltd.	403	83,099
Globe Life, Inc.	1,002	74,379
Hartford Financial Services Group, Inc.	3,780	145,719
Lincoln National Corp.	2,080	76,523
Loews Corp.	2,732	93,680
Marsh & McLennan Cos., Inc.	5,412	581,087
MetLife, Inc.	8,118	296,469
Principal Financial Group, Inc.	2,727	113,280
Progressive Corp.	6,103	488,911
Prudential Financial, Inc.	4,217	256,815
Travelers Cos., Inc.	2,637	300,750
Unum Group	1,985	32,931
W.R. Berkley Corp.	1,456	83,414
Willis Towers Watson PLC	1,335	262,928

		5,205,008

Interactive Media & Services - 5.4%
Alphabet, Inc., Class A (A)	3,170	4,495,218
Alphabet, Inc., Class C (A)	3,089	4,366,641
Facebook, Inc., Class A (A)	25,397	5,766,897
Twitter, Inc. (A)	8,072	240,465

		14,869,221

	Shares	Value
COMMON STOCKS (continued)
Internet & Direct Marketing Retail - 4.9%
Amazon.com, Inc. (A)	4,424	$ 12,205,020
Booking Holdings, Inc. (A)	436	694,260
eBay, Inc.	7,029	368,671
Expedia Group, Inc.	1,428	117,382

		13,385,333

IT Services - 5.7%
Accenture PLC, Class A	6,739	1,446,998
Akamai Technologies, Inc. (A)	1,660	177,769
Automatic Data Processing, Inc.	4,555	678,194
Broadridge Financial Solutions, Inc.	1,181	149,030
Cognizant Technology Solutions Corp., Class A	5,680	322,738
DXC Technology Co.	2,351	38,791
Fidelity National Information Services, Inc.	6,542	877,217
Fiserv, Inc. (A)	5,953	581,132
FleetCor Technologies, Inc. (A)	888	223,359
Gartner, Inc. (A)	926	112,352
Global Payments, Inc.	3,135	531,759
International Business Machines Corp.	9,396	1,134,755
Jack Henry & Associates, Inc.	805	148,144
Leidos Holdings, Inc.	1,394	130,576
Mastercard, Inc., Class A	9,340	2,761,838
Paychex, Inc.	3,343	253,232
PayPal Holdings, Inc. (A)	12,412	2,162,543
VeriSign, Inc. (A)	1,057	218,619
Visa, Inc., Class A	17,784	3,435,335
Western Union Co.	4,371	94,501

		15,478,882

Leisure Products - 0.0% (B)
Hasbro, Inc.	1,347	100,958

Life Sciences Tools & Services - 1.2%
Agilent Technologies, Inc.	3,215	284,109
Bio-Rad Laboratories, Inc., Class A (A)	232	104,746
Illumina, Inc. (A)	1,559	577,375
IQVIA Holdings, Inc. (A)	1,875	266,025
Mettler-Toledo International, Inc. (A)	256	206,221
PerkinElmer, Inc.	1,179	115,648
Thermo Fisher Scientific, Inc.	4,170	1,510,958
Waters Corp. (A)	682	123,033

		3,188,115

Machinery - 1.5%
Caterpillar, Inc.	5,759	728,513
Cummins, Inc.	1,565	271,152
Deere & Co.	3,286	516,395
Dover Corp.	1,496	144,454
Flowserve Corp.	1,414	40,327
Fortive Corp.	3,109	210,355
IDEX Corp.	785	124,061
Illinois Tool Works, Inc.	3,025	528,921
Ingersoll Rand, Inc. (A)	3,685	103,622
Otis Worldwide Corp.	4,223	240,120
PACCAR, Inc.	3,595	269,086
Parker-Hannifin Corp.	1,370	251,080
Pentair PLC	1,803	68,496
Snap-on, Inc.	574	79,505
Stanley Black & Decker, Inc.	1,598	222,729

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Westinghouse Air Brake Technologies Corp.	1,932	$ 111,225
Xylem, Inc.	1,909	124,009

		4,034,050

Media - 1.2%
Charter Communications, Inc., Class A (A)	1,596	814,024
Comcast Corp., Class A	48,154	1,877,043
Discovery, Inc., Class A (A)	1,621	34,203
Discovery, Inc., Class C (A)	3,516	67,718
DISH Network Corp., Class A (A)	2,603	89,830
Fox Corp., Class A	3,744	100,414
Fox Corp., Class B (A)	1,527	40,985
Interpublic Group of Cos., Inc.	4,068	69,807
News Corp., Class A	4,039	47,903
News Corp., Class B	1,012	12,093
Omnicom Group, Inc.	2,167	118,318
ViacomCBS, Inc., Class B	5,732	133,670

		3,406,008

Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	15,334	177,414
Newmont Corp.	8,556	528,248
Nucor Corp.	3,209	132,885

		838,547

Multi-Utilities - 1.0%
Ameren Corp.	2,589	182,162
CenterPoint Energy, Inc.	5,899	110,134
CMS Energy Corp.	3,068	179,233
Consolidated Edison, Inc.	3,564	256,358
Dominion Energy, Inc.	8,892	721,853
DTE Energy Co.	1,968	211,560
NiSource, Inc.	4,156	94,507
Public Service Enterprise Group, Inc.	5,392	265,071
Sempra Energy	3,110	364,585
WEC Energy Group, Inc.	3,303	289,508

		2,674,971

Multiline Retail - 0.5%
Dollar General Corp.	2,633	501,613
Dollar Tree, Inc. (A)	2,467	228,642
Kohl’s Corp.	1,494	31,030
Target Corp.	5,283	633,590

		1,394,875

Oil, Gas & Consumable Fuels - 2.6%
Apache Corp.	4,077	55,039
Cabot Oil & Gas Corp.	4,366	75,008
Chevron Corp.	19,657	1,753,994
Concho Resources, Inc.	2,008	103,412
ConocoPhillips	11,349	476,885
Devon Energy Corp.	4,236	48,036
Diamondback Energy, Inc.	1,613	67,456
EOG Resources, Inc.	6,088	308,418
Exxon Mobil Corp.	44,696	1,998,805
Hess Corp.	2,740	141,959
HollyFrontier Corp.	1,509	44,063
Kinder Morgan, Inc.	20,205	306,510
Marathon Oil Corp.	8,642	52,889
Marathon Petroleum Corp.	6,811	254,595
Noble Energy, Inc.	5,236	46,915

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	9,359	$ 171,270
ONEOK, Inc.	4,265	141,683
Phillips 66	4,605	331,099
Pioneer Natural Resources Co.	1,734	169,412
Valero Energy Corp.	4,196	246,809
Williams Cos., Inc.	12,948	246,271

		7,040,528

Personal Products - 0.2%
Coty, Inc., Class A	2,458	10,987
Estee Lauder Cos., Inc., Class A	2,387	450,379

		461,366

Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	23,936	1,407,437
Eli Lilly & Co.	8,908	1,462,515
Johnson & Johnson	27,833	3,914,155
Merck & Co., Inc.	26,683	2,063,396
Mylan NV (A)	5,180	83,294
Perrigo Co. PLC	1,422	78,594
Pfizer, Inc.	58,726	1,920,340
Zoetis, Inc.	4,963	680,130

		11,609,861

Professional Services - 0.3%
Equifax, Inc.	1,273	218,803
IHS Markit, Ltd.	4,249	320,800
Nielsen Holdings PLC	3,381	50,242
Robert Half International, Inc.	1,270	67,094
Verisk Analytics, Inc.	1,702	289,680

		946,619

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (A)	3,447	155,873

Road & Rail - 1.0%
CSX Corp.	8,039	560,640
JB Hunt Transport Services, Inc.	908	109,269
Kansas City Southern	1,038	154,963
Norfolk Southern Corp.	2,698	473,688
Old Dominion Freight Line, Inc.	985	167,046
Union Pacific Corp.	7,222	1,221,023

		2,686,629

Semiconductors & Semiconductor Equipment - 4.8%
Advanced Micro Devices, Inc. (A)	12,415	653,153
Analog Devices, Inc.	3,912	479,768
Applied Materials, Inc.	9,721	587,634
Broadcom, Inc.	4,229	1,334,715
Intel Corp.	44,745	2,677,093
KLA Corp.	1,613	313,696
Lam Research Corp.	1,541	498,452
Maxim Integrated Products, Inc.	2,784	168,738
Microchip Technology, Inc.	2,616	275,491
Micron Technology, Inc. (A)	11,796	607,730
NVIDIA Corp.	6,502	2,470,175
Qorvo, Inc. (A)	1,201	132,747
QUALCOMM, Inc.	11,885	1,084,031
Skyworks Solutions, Inc.	1,790	228,869
Texas Instruments, Inc.	9,725	1,234,783
Xilinx, Inc.	2,573	253,158

		13,000,233

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Software - 9.3%
Adobe, Inc. (A)	5,093	$ 2,217,034
ANSYS, Inc. (A)	890	259,640
Autodesk, Inc. (A)	2,326	556,356
Cadence Design Systems, Inc. (A)	2,871	275,501
Citrix Systems, Inc.	1,244	184,000
Fortinet, Inc. (A)	1,459	200,277
Intuit, Inc.	2,763	818,373
Microsoft Corp.	80,075	16,296,063
Norton Lifelock, Inc.	5,916	117,314
Oracle Corp.	22,024	1,217,267
Paycom Software, Inc. (A)	514	159,201
salesforce.com, Inc. (A)	9,527	1,784,693
ServiceNow, Inc. (A)	2,020	818,221
Synopsys, Inc. (A)	1,606	313,170
Tyler Technologies, Inc. (A)	428	148,465

		25,365,575

Specialty Retail - 2.4%
Advance Auto Parts, Inc.	696	99,145
AutoZone, Inc. (A)	247	278,646
Best Buy Co., Inc.	2,397	209,186
CarMax, Inc. (A)	1,736	155,459
Gap, Inc.	1,769	22,325
Home Depot, Inc.	11,334	2,839,280
L Brands, Inc.	2,569	38,458
Lowe’s Cos., Inc.	7,977	1,077,852
O’Reilly Automotive, Inc. (A)	792	333,963
Ross Stores, Inc.	3,750	319,650
Tiffany & Co.	1,111	135,475
TJX Cos., Inc.	12,637	638,927
Tractor Supply Co.	1,241	163,551
Ulta Beauty, Inc. (A)	604	122,866

		6,434,783

Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	43,021	15,694,061
Hewlett Packard Enterprise Co.	13,345	129,847
HP, Inc.	15,157	264,186
NetApp, Inc.	2,429	107,775
Seagate Technology PLC	2,429	117,588
Western Digital Corp.	3,120	137,748
Xerox Holdings Corp. (A)	1,799	27,506

		16,478,711

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 0.6%
Hanesbrands, Inc.	3,496	$ 39,470
NIKE, Inc., Class B	13,119	1,286,318
PVH Corp.	711	34,163
Ralph Lauren Corp.	507	36,768
Tapestry, Inc.	2,799	37,171
Under Armour, Inc., Class A (A)	1,565	15,243
Under Armour, Inc., Class C (A)	1,618	14,303
VF Corp.	3,413	207,988

		1,671,424

Tobacco - 0.7%
Altria Group, Inc.	19,460	763,805
Philip Morris International, Inc.	16,476	1,154,309

		1,918,114

Trading Companies & Distributors - 0.2%
Fastenal Co.	6,112	261,838
United Rentals, Inc. (A)	780	116,251
WW Grainger, Inc.	450	141,372

		519,461

Water Utilities - 0.1%
American Water Works Co., Inc.	1,932	248,571

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc. (A)	5,820	606,153

Total Common Stocks (Cost $252,501,510)		270,452,440

RIGHT - 0.0% (B)
Wireless Telecommunication Services - 0.0% (B)
T-Mobile US, Inc., (A) Exercise Price $0.19, Expiration Date 07/27/2020	4,070	684

Total Right (Cost $1,506)		684

Total Investments (Cost $252,503,016)		270,453,124
Net Other Assets (Liabilities) - 1.0%		2,685,821

Net Assets - 100.0%		$ 273,138,945

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	14	09/18/2020	$2,138,382	$2,163,140	$24,758	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$270,452,440	$—	$—	$270,452,440
Right	684	—	—	684

Total Investments	$270,453,124	$—	$—	$270,453,124

Other Financial Instruments
Futures Contracts (D)	$24,758	$—	$—	$24,758

Total Other Financial Instruments	$24,758	$—	$—	$24,758

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $252,503,016)	$270,453,124
Cash	1,710,778
Cash collateral pledged at broker for:
Futures contracts	184,800
Receivables and other assets:
Net income from securities lending	783
Shares of beneficial interest sold	632,136
Dividends	210,828
Due from investment manager	20,353
Variation margin receivable on futures contracts	29,729
Prepaid expenses	1,239

Total assets	273,243,770

Liabilities:
Payables and other liabilities:
Distribution and service fees	55,810
Transfer agent costs	54
Trustees, CCO and deferred compensation fees	693
Audit and tax fees	11,176
Custody fees	18,974
Legal fees	1,535
Printing and shareholder reports fees	873
Dues and subscriptions fees	13,826
Other accrued expenses	1,884

Total liabilities	104,825

Net assets	$273,138,945

Net assets consist of:
Capital stock ($0.01 par value)	$202,010
Additional paid-in capital	249,444,845
Total distributable earnings (accumulated losses)	23,492,090

Net assets	$273,138,945

Net assets by class:
Initial Class	$14,935,048
Service Class	258,203,897

Shares outstanding:
Initial Class	1,099,841
Service Class	19,101,150

Net asset value and offering price per share:
Initial Class	$13.58
Service Class	13.52

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$2,384,674
Interest income	283
Net income from securities lending	1,588

Total investment income	2,386,545

Expenses:
Investment management fees	94,474
Distribution and service fees:
Service Class	279,129
Transfer agency costs
Initial Class	81
Service Class	1,394
Trustees, CCO and deferred compensation fees	3,485
Audit and tax fees	11,533
Custody fees	29,785
Legal fees	8,267
Printing and shareholder reports fees	1,658
Filing fees	55,762
Other	3,111

Total expenses before waiver and/or reimbursement and recapture	488,679

Expenses waived and/or reimbursed:
Initial Class	(2,583)
Service Class	(44,523)
Recapture of previously waived and/or reimbursed fees:
Initial Class	142
Service Class	2,704

Net expenses	444,419

Net investment income (loss)	1,942,126

Net realized gain (loss) on:
Investments	631,412
Futures contracts	22,112

Net realized gain (loss)	653,524

Net change in unrealized appreciation (depreciation) on:
Investments	(7,443,956)
Futures contracts	23,907

Net change in unrealized appreciation (depreciation)	(7,420,049)

Net realized and change in unrealized gain (loss)	(6,766,525)

Net increase (decrease) in net assets resulting from operations	$(4,824,399)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$1,942,126	$2,058,495
Net realized gain (loss)	653,524	898,501
Net change in unrealized appreciation (depreciation)	(7,420,049)	29,304,909

Net increase (decrease) in net assets resulting from operations	(4,824,399)	32,261,905

Dividends and/or distributions to shareholders:
Initial Class	—	(48,870)
Service Class	—	(609,482)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(658,352)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,094,721	7,407,663
Service Class	63,089,780	139,636,499

	67,184,501	147,044,162

Dividends and/or distributions reinvested:
Initial Class	—	48,870
Service Class	—	609,482

	—	658,352

Cost of shares redeemed:
Initial Class	(733,716)	(1,302,588)
Service Class	(13,315,189)	(10,604,979)

	(14,048,905)	(11,907,567)

Net increase (decrease) in net assets resulting from capital share transactions	53,135,596	135,794,947

Net increase (decrease) in net assets	48,311,197	167,398,500

Net assets:
Beginning of period/year	224,827,748	57,429,248

End of period/year	$273,138,945	$224,827,748

Capital share transactions - shares:
Shares issued:
Initial Class	314,337	595,130
Service Class	4,957,339	11,007,190

	5,271,676	11,602,320

Shares reinvested:
Initial Class	—	3,876
Service Class	—	48,448

	—	52,324

Shares redeemed:
Initial Class	(57,421)	(103,886)
Service Class	(1,099,293)	(819,918)

	(1,156,714)	(923,804)

Net increase (decrease) in shares outstanding:
Initial Class	256,916	495,120
Service Class	3,858,046	10,235,720

	4,114,962	10,730,840

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the periods and year indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018 (A)
Net asset value, beginning of period/year	$14.02		$10.74	$11.80

Investment operations:
Net investment income (loss) (B)	0.12		0.23	0.21
Net realized and unrealized gain (loss)	(0.56)		3.12	(1.22)

Total investment operations	(0.44)		3.35	(1.01)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.07)	(0.03)
Net realized gains	—		—	(0.02)

Total dividends and/or distributions to shareholders	—		(0.07)	(0.05)

Net asset value, end of period/year	$13.58		$14.02	$10.74

Total return	(3.14	)%(C)	31.22%	(8.66	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$14,935		$11,818	$3,735
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.18	%(D)	0.19%	0.40	%(D)
Including waiver and/or reimbursement and recapture	0.14	%(D)	0.14%	0.14	%(D)
Net investment income (loss) to average net assets	1.88	%(D)	1.81%	1.88	%(D)
Portfolio turnover rate	3	%(C)	1%	1%

(A)	Commenced operations on January 12, 2018.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the periods and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017 (A)
Net asset value, beginning of period/year	$13.97		$10.72	$11.32	$10.00

Investment operations:
Net investment income (loss) (B)	0.11		0.20	0.18	0.11
Net realized and unrealized gain (loss)	(0.56)		3.11	(0.74)	1.21

Total investment operations	(0.45)		3.31	(0.56)	1.32

Dividends and/or distributions to shareholders:
Net investment income	—		(0.06)	(0.02)	—
Net realized gains	—		—	(0.02)	—

Total dividends and/or distributions to shareholders	—		(0.06)	(0.04)	—

Net asset value, end of period/year	$13.52		$13.97	$10.72	$11.32

Total return	(3.22	)%(C)	30.90%	(4.99)%	13.20	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$258,204		$213,010	$53,694	$20,640
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43	%(D)	0.44%	0.65%	1.03	%(D)
Including waiver and/or reimbursement and recapture	0.39	%(D)	0.39%	0.39%	0.39	%(D)
Net investment income (loss) to average net assets	1.63	%(D)	1.56%	1.57%	1.49	%(D)
Portfolio turnover rate	3	%(C)	1%	1%	4	%(C)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica S&P 500 Index VP (formerly, Transamerica U.S. Equity Index VP) (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the its value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment strategies allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment strategies, the Portfolio may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio, uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at June 30, 2020, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of June 30, 2020.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$24,758	$—	$—	$24,758
Total	$—	$—	$24,758	$—	$—	$24,758

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of June 30, 2020.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$22,112	$—	$—	$22,112
Total	$—	$—	$22,112	$—	$—	$22,112

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$23,907	$—	$—	$23,907
Total	$—	$—	$23,907	$—	$—	$23,907

The following is a summary of the ending monthly average volume on derivative activity during the period ended June 30, 2020.

Futures contracts:
Average notional value of contracts – long	$2,838,844

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to pledge collateral on derivatives to a counterparty if the Portfolio is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Portfolio to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Portfolio from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. Additionally, to the extent the Portfolio has delivered collateral to a counterparty, the Portfolio bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Index tracking: While the Portfolio seeks to track the performance of its stated index (i.e. achieve a high degree of correlation with the index), the Portfolio’s return may not match the return of the index. The Portfolio incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Portfolio may not be fully invested at times, generally as a result of cash flows into or out of the Portfolio or reserves of cash held by the Portfolio to meet redemptions. The sub-adviser may attempt to replicate the index return by investing in fewer than all of the securities of the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Portfolio’s return and that of its stated index.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.08% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.14%	May 1, 2021
Service Class	0.39	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018, December 31, 2019 and the period ended June 30, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

	Amounts Available
Class	2017 (A)	2018 (B)	2019	2020	Total
Initial Class	$—	$1,941	$4,705	$2,583	$9,229
Service Class	21,534	106,788	72,204	44,523	245,049

(A)	Service Class commenced operations on May 1, 2017.
(B)	Initial Class commenced operations on January 12, 2018.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

9. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 61,986,599	$ —	$ 6,690,215	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 252,503,016	$ 37,414,403	$ (19,439,537)	$ 17,974,866

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

(formerly, Transamerica U.S. Equity Index VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica S&P 500 Index VP (formerly, Transamerica U.S. Equity Index VP) (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and SSGA Funds Management, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

(formerly, Transamerica U.S. Equity Index VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

benchmark, in each case for the period ended December 31, 2019. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Trustees noted that the objective of the Portfolio, as an index fund, is to track, and not necessarily exceed, its benchmark index, and that unlike the Portfolio, the index is not subject to any expenses or transaction costs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant period in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was below the median for its peer universe and below its benchmark, each for the past 1-year period.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica S&P 500 Index VP

(formerly, Transamerica U.S. Equity Index VP)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees noted that the Portfolio’s management fee schedule does not contain breakpoints and determined that, based on all of the information provided, breakpoints were not warranted at this time. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$801.60	$3.76	$1,020.70	$4.22	0.84%
Service Class	1,000.00	800.70	4.88	1,019.40	5.47	1.09

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.5%
Repurchase Agreement	3.7
Other Investment Company	0.1
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 96.5%
Aerospace & Defense - 1.4%
Aerojet Rocketdyne Holdings, Inc. (A)	33,500	$ 1,327,940
Cubic Corp.	22,500	1,080,675
Curtiss-Wright Corp.	11,700	1,044,576
Elbit Systems, Ltd.	10,200	1,397,910
TransDigm Group, Inc.	3,300	1,458,765

		6,309,866

Airlines - 0.2%
Delta Air Lines, Inc.	37,200	1,043,460

Auto Components - 0.7%
Dana, Inc.	32,900	401,051
Gentex Corp.	23,250	599,153
Stoneridge, Inc. (A)	30,050	620,833
Visteon Corp. (A)	21,150	1,448,775

		3,069,812

Banks - 5.5%
Atlantic Union Bankshares Corp.	31,100	720,276
Bank of Princeton	27,500	552,200
Berkshire Hills Bancorp, Inc.	71,662	789,715
Central Valley Community Bancorp	14,650	225,464
CIT Group, Inc.	154,180	3,196,151
Dime Community Bancshares, Inc.	78,300	1,075,059
First Citizens BancShares, Inc., Class A	9,657	3,911,278
First Community Bankshares, Inc.	46,704	1,048,505
First Merchants Corp.	39,150	1,079,365
Hanmi Financial Corp.	29,700	288,387
Hope Bancorp, Inc.	73,472	677,412
Lakeland Bancorp, Inc.	130,200	1,488,186
OceanFirst Financial Corp.	37,000	652,310
People’s United Financial, Inc.	82,700	956,839
Sandy Spring Bancorp, Inc.	72,000	1,784,160
Sterling Bancorp	76,000	890,720
Umpqua Holdings Corp.	107,450	1,143,268
United Bankshares, Inc. (B)	13,398	370,589
United Community Banks, Inc.	71,550	1,439,586
Washington Trust Bancorp, Inc.	14,953	489,711
Webster Financial Corp.	18,700	535,007
Western Alliance Bancorp	24,500	927,815

		24,242,003

Beverages - 1.2%
Molson Coors Beverage Co., Class B	154,000	5,291,440

Biotechnology - 2.1%
Alexion Pharmaceuticals, Inc. (A)	48,300	5,421,192
Exelixis, Inc. (A)	37,400	887,876
United Therapeutics Corp. (A)	23,800	2,879,800

		9,188,868

Building Products - 1.6%
American Woodmark Corp. (A)	19,450	1,471,392
Gibraltar Industries, Inc. (A)	11,500	552,115
Masonite International Corp. (A)	13,600	1,057,808
Owens Corning	20,600	1,148,656
PGT Innovations, Inc. (A)	88,500	1,387,680
Quanex Building Products Corp.	90,450	1,255,446

		6,873,097

Capital Markets - 0.8%
Legg Mason, Inc.	12,000	597,000

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
Piper Sandler Cos.	24,750	$ 1,464,210
Stifel Financial Corp.	27,550	1,306,697

		3,367,907

Chemicals - 2.3%
Chase Corp.	5,150	527,875
Corteva, Inc.	155,700	4,171,203
Huntsman Corp.	34,250	615,473
Mosaic Co.	330,667	4,136,644
Trinseo SA (B)	21,900	485,304

		9,936,499

Commercial Services & Supplies - 0.5%
HNI Corp.	11,500	351,555
Knoll, Inc.	43,850	534,532
Tetra Tech, Inc.	16,000	1,265,920

		2,152,007

Communications Equipment - 1.2%
Arista Networks, Inc. (A)	10,000	2,100,300
Harmonic, Inc. (A)	92,000	437,000
KVH Industries, Inc. (A)	166,982	1,491,149
NETGEAR, Inc. (A)	8,300	214,887
Silicom, Ltd. (A)	29,100	1,067,970

		5,311,306

Construction & Engineering - 1.0%
Comfort Systems USA, Inc.	51,550	2,100,662
EMCOR Group, Inc.	29,850	1,974,279
Granite Construction, Inc. (B)	19,400	371,316

		4,446,257

Construction Materials - 0.2%
US Concrete, Inc. (A) (B)	26,100	647,280

Consumer Finance - 0.8%
Ally Financial, Inc.	171,800	3,406,794

Distributors - 1.1%
LKQ Corp. (A)	186,100	4,875,820

Diversified Consumer Services - 0.9%
American Public Education, Inc. (A)	60,900	1,802,640
K12, Inc. (A)	81,500	2,220,060

		4,022,700

Diversified Telecommunication Services - 1.1%
GCI Liberty, Inc., Class A (A)	69,600	4,949,952

Electric Utilities - 4.2%
FirstEnergy Corp.	157,500	6,107,850
OGE Energy Corp.	219,300	6,657,948
Portland General Electric Co.	10,500	439,005
PPL Corp.	196,100	5,067,224

		18,272,027

Electrical Equipment - 0.9%
Acuity Brands, Inc.	9,950	952,613
LSI Industries, Inc.	101,100	654,117
Regal Beloit Corp.	24,050	2,100,046

		3,706,776

Electronic Equipment, Instruments & Components - 1.2%
Coherent, Inc. (A)	5,800	759,684
Methode Electronics, Inc.	56,000	1,750,560
OSI Systems, Inc. (A)	16,200	1,209,168

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Vishay Intertechnology, Inc.	92,250	$ 1,408,657

		5,128,069

Energy Equipment & Services - 0.6%
Baker Hughes Co.	150,900	2,322,351
Helmerich & Payne, Inc.	21,800	425,318

		2,747,669

Entertainment - 0.1%
Madison Square Garden Entertainment Corp. (A)	1,550	116,250
Madison Square Garden Sports Corp., Class A (A)	2,600	381,914

		498,164

Equity Real Estate Investment Trusts - 4.6%
Apple Hospitality, Inc.	108,250	1,045,695
Brandywine Realty Trust	130,250	1,418,422
Colony Capital, Inc.	532,400	1,277,760
Community Healthcare Trust, Inc.	43,000	1,758,700
DiamondRock Hospitality Co.	96,100	531,433
Gaming and Leisure Properties, Inc.	98,431	3,405,713
JBG SMITH Properties	156,900	4,639,533
Lexington Realty Trust	173,800	1,833,590
Physicians Realty Trust	113,600	1,990,272
Piedmont Office Realty Trust, Inc., Class A	38,250	635,333
Sabra Health Care, Inc.	94,500	1,363,635
Summit Hotel Properties, Inc.	52,100	308,953

		20,209,039

Food & Staples Retailing - 0.8%
US Foods Holding Corp. (A)	132,500	2,612,900
Village Super Market, Inc., Class A	32,000	887,040

		3,499,940

Food Products - 2.9%
Kraft Heinz Co.	131,100	4,180,779
Nomad Foods, Ltd. (A)	17,300	371,085
Post Holdings, Inc. (A)	70,168	6,148,120
Sanderson Farms, Inc.	6,300	730,107
Tyson Foods, Inc., Class A	22,500	1,343,475

		12,773,566

Gas Utilities - 1.9%
UGI Corp.	258,200	8,210,760

Health Care Equipment & Supplies - 2.5%
Alcon, Inc. (A) (B)	58,100	3,330,292
AngioDynamics, Inc. (A)	87,550	890,384
Meridian Bioscience, Inc. (A)	79,900	1,860,871
OraSure Technologies, Inc. (A)	177,150	2,060,254
Zimmer Biomet Holdings, Inc.	25,075	2,992,952

		11,134,753

Health Care Providers & Services - 4.4%
AmerisourceBergen Corp.	53,600	5,401,272
AMN Healthcare Services, Inc. (A)	37,800	1,710,072
BioTelemetry, Inc. (A) (B)	8,750	395,413
Centene Corp. (A)	82,100	5,217,455
Cross Country Healthcare, Inc. (A)	195,000	1,201,200
Encompass Health Corp.	21,850	1,353,170
Laboratory Corp. of America Holdings (A)	22,900	3,803,919

		19,082,501

	Shares	Value
COMMON STOCKS (continued)
Health Care Technology - 0.1%
Omnicell, Inc. (A)	9,000	$ 635,580

Hotels, Restaurants & Leisure - 0.9%
Aramark	90,400	2,040,328
Churchill Downs, Inc.	12,700	1,691,005

		3,731,333

Household Durables - 1.2%
Helen of Troy, Ltd. (A)	8,300	1,565,048
KB Home	15,000	460,200
La-Z-Boy, Inc.	46,500	1,258,290
MDC Holdings, Inc.	23,650	844,305
PulteGroup, Inc.	12,300	418,569
Turtle Beach Corp. (A)	59,850	880,992

		5,427,404

Household Products - 0.3%
Spectrum Brands Holdings, Inc.	26,750	1,227,825

Independent Power & Renewable Electricity Producers - 0.8%
Vistra Energy Corp.	198,200	3,690,484

Insurance - 8.6%
Alleghany Corp.	11,101	5,429,943
Allstate Corp.	55,300	5,363,547
Arch Capital Group, Ltd. (A)	185,000	5,300,250
Fidelity National Financial, Inc.	208,427	6,390,372
Loews Corp.	179,223	6,145,557
Markel Corp. (A)	5,000	4,615,850
Old Republic International Corp.	61,600	1,004,696
Selective Insurance Group, Inc.	43,333	2,285,382
United Fire Group, Inc.	31,539	873,946

		37,409,543

Internet & Direct Marketing Retail - 1.9%
eBay, Inc.	88,800	4,657,560
Expedia Group, Inc.	22,864	1,879,421
Qurate Retail, Inc., Series A (A)	206,200	1,958,900

		8,495,881

IT Services - 2.1%
Alliance Data Systems Corp.	33,100	1,493,472
Euronet Worldwide, Inc. (A)	14,400	1,379,808
FleetCor Technologies, Inc. (A)	8,000	2,012,240
KBR, Inc.	81,500	1,837,825
Leidos Holdings, Inc.	18,200	1,704,794
Perficient, Inc. (A)	22,050	788,949

		9,217,088

Leisure Products - 0.6%
MasterCraft Boat Holdings, Inc. (A)	100,000	1,905,000
Polaris, Inc.	5,750	532,163

		2,437,163

Machinery - 2.6%
Altra Industrial Motion Corp.	31,700	1,009,962
Columbus McKinnon Corp.	44,613	1,492,305
Douglas Dynamics, Inc.	26,700	937,704
Gencor Industries, Inc. (A)	76,000	960,640
Lydall, Inc. (A)	29,300	397,308
Miller Industries, Inc.	21,350	635,590
Mueller Industries, Inc.	57,050	1,516,389
Trinity Industries, Inc.	127,180	2,707,662
Watts Water Technologies, Inc., Class A	5,800	469,800

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Westinghouse Air Brake Technologies Corp.	22,200	$ 1,278,054

		11,405,414

Media - 5.6%
Discovery, Inc., Class C (A)	139,944	2,695,321
DISH Network Corp., Class A (A)	125,700	4,337,907
Fox Corp., Class A	126,300	3,387,366
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	140,244	4,831,406
MSG Networks, Inc., Class A (A) (B)	144,250	1,435,287
News Corp., Class A	324,100	3,843,826
ViacomCBS, Inc., Class B (B)	168,202	3,922,471

		24,453,584

Metals & Mining - 0.8%
Commercial Metals Co.	88,850	1,812,540
Kaiser Aluminum Corp.	15,300	1,126,386
Schnitzer Steel Industries, Inc., Class A	38,000	670,320

		3,609,246

Mortgage Real Estate Investment Trusts - 1.1%
Annaly Capital Management, Inc.	704,989	4,624,728

Multi-Utilities - 2.2%
CenterPoint Energy, Inc. (B)	337,700	6,304,859
NorthWestern Corp.	62,550	3,410,226

		9,715,085

Multiline Retail - 1.5%
Dollar Tree, Inc. (A)	70,000	6,487,600

Oil, Gas & Consumable Fuels - 2.8%
Antero Resources Corp. (A)	283,800	720,852
Delek US Holdings, Inc.	36,244	631,008
EQT Corp.	208,700	2,483,530
HollyFrontier Corp.	66,700	1,947,640
Magnolia Oil & Gas Corp., Class A (A)	144,300	874,458
REX American Resources Corp. (A)	19,700	1,366,589
Williams Cos., Inc.	218,100	4,148,262

		12,172,339

Paper & Forest Products - 0.5%
Domtar Corp.	35,750	754,683
P.H. Glatfelter Co.	77,250	1,239,862

		1,994,545

Pharmaceuticals - 1.2%
BioDelivery Sciences International, Inc. (A)	248,400	1,083,024
Jazz Pharmaceuticals PLC (A)	39,350	4,341,879

		5,424,903

Professional Services - 1.3%
ASGN, Inc. (A)	31,150	2,077,082
FTI Consulting, Inc. (A)	8,850	1,013,767
Heidrick & Struggles International, Inc.	33,550	725,351
ICF International, Inc.	30,500	1,977,315

		5,793,515

Real Estate Management & Development - 0.1%
Newmark Group, Inc., Class A	87,100	423,306

Road & Rail - 0.3%
AMERCO	3,625	1,095,439

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 4.6%
AXT, Inc. (A)	97,700	$ 465,052
Brooks Automation, Inc.	21,700	960,008
Cohu, Inc.	96,776	1,678,096
Entegris, Inc.	29,100	1,718,355
MagnaChip Semiconductor Corp. (A)	166,350	1,713,405
MaxLinear, Inc. (A)	18,500	397,010
MKS Instruments, Inc.	20,450	2,315,758
NeoPhotonics Corp. (A)	58,000	515,040
Onto Innovation, Inc. (A)	36,000	1,225,440
Qorvo, Inc. (A)	38,600	4,266,458
Silicon Motion Technology Corp., ADR	49,300	2,404,361
Tower Semiconductor, Ltd. (A)	69,750	1,331,527
Universal Display Corp.	7,500	1,122,150

		20,112,660

Software - 2.0%
CDK Global, Inc.	86,100	3,566,262
LogMeIn, Inc.	9,000	762,930
Progress Software Corp.	27,050	1,048,187
SS&C Technologies Holdings, Inc.	61,400	3,467,872

		8,845,251

Specialty Retail - 1.8%
Abercrombie & Fitch Co., Class A	66,800	710,752
American Eagle Outfitters, Inc.	165,500	1,803,950
Foot Locker, Inc.	28,650	835,434
Ross Stores, Inc.	22,800	1,943,472
Urban Outfitters, Inc. (A) (B)	69,350	1,055,507
Williams-Sonoma, Inc.	17,300	1,418,773

		7,767,888

Technology Hardware, Storage & Peripherals - 1.3%
Dell Technologies, Inc., Class C (A)	41,300	2,269,022
NCR Corp. (A)	193,500	3,351,420

		5,620,442

Textiles, Apparel & Luxury Goods - 0.5%
Deckers Outdoor Corp. (A)	5,100	1,001,589
Steven Madden, Ltd.	44,000	1,086,360

		2,087,949

Thrifts & Mortgage Finance - 0.9%
Provident Financial Services, Inc.	54,000	780,300
TrustCo Bank Corp.	136,200	862,146
Washington Federal, Inc.	87,500	2,348,500

		3,990,946

Trading Companies & Distributors - 2.2%
AerCap Holdings NV (A)	132,000	4,065,600
HD Supply Holdings, Inc. (A)	161,533	5,597,118

		9,662,718

Total Common Stocks (Cost $410,966,481)		421,958,191

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (C)	282,415	282,415

Total Other Investment Company (Cost $282,415)		282,415

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

Principal	Value
REPURCHASE AGREEMENT - 3.7%

Fixed Income Clearing Corp., 0.00% (C), dated 06/30/2020, to be repurchased at $16,072,533 on 07/01/2020. Collateralized by U.S. Government Obligations, 1.63% - 2.75%, due 04/30/2023, and with a total value of $16,394,130.

$ 16,072,533	$ 16,072,533

Total Repurchase Agreement (Cost $16,072,533)	16,072,533

Total Investments (Cost $427,321,429)	438,313,139
Net Other Assets (Liabilities) - (0.3)%	(1,313,214)

Net Assets - 100.0%	$ 436,999,925

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$421,958,191	$—	$—	$421,958,191
Other Investment Company	282,415	—	—	282,415
Repurchase Agreement	—	16,072,533	—	16,072,533

Total Investments	$422,240,606	$16,072,533	$—	$438,313,139

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,853,982, collateralized by cash collateral of $282,415 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $11,897,902. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at June 30, 2020.
(D)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $411,248,896) (including securities loaned of $11,853,982)	$422,240,606
Repurchase agreement, at value (cost $16,072,533)	16,072,533
Receivables and other assets:
Investments sold	3,718,768
Net income from securities lending	2,150
Shares of beneficial interest sold	106,543
Dividends	501,116
Prepaid expenses	2,193

Total assets	442,643,909

Liabilities:
Cash collateral received upon return of:
Securities on loan	282,415
Payables and other liabilities:
Investments purchased	2,960,961
Shares of beneficial interest redeemed	1,925,440
Investment management fees	307,610
Distribution and service fees	40,580
Transfer agent costs	1,157
Trustees, CCO and deferred compensation fees	3,519
Audit and tax fees	11,190
Custody fees	21,608
Legal fees	2,889
Printing and shareholder reports fees	73,908
Other accrued expenses	12,707

Total liabilities	5,643,984

Net assets	$436,999,925

Net assets consist of:
Capital stock ($0.01 par value)	$283,130
Additional paid-in capital	453,843,775
Total distributable earnings (accumulated losses)	(17,126,980)

Net assets	$436,999,925

Net assets by class:
Initial Class	$255,710,161
Service Class	181,289,764

Shares outstanding:
Initial Class	16,346,398
Service Class	11,966,614

Net asset value and offering price per share:
Initial Class	$15.64
Service Class	15.15

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$4,565,978
Interest income	32,870
Net income from securities lending	31,269
Withholding taxes on foreign income	(4,159)

Total investment income	4,625,958

Expenses:
Investment management fees	1,779,543
Distribution and service fees:
Service Class	226,875
Transfer agent costs	3,759
Trustees, CCO and deferred compensation fees	7,214
Audit and tax fees	11,631
Custody fees	29,584
Legal fees	13,506
Printing and shareholder reports fees	36,193
Other	15,253

Total expenses	2,123,558

Net investment income (loss)	2,502,400

Net realized gain (loss) on:
Investments	(40,849,258)

Net change in unrealized appreciation (depreciation) on:
Investments	(71,614,551)

Net realized and change in unrealized gain (loss)	(112,463,809)

Net increase (decrease) in net assets resulting from operations	$(109,961,409)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$2,502,400	$4,576,430
Net realized gain (loss)	(40,849,258)	15,354,901
Net change in unrealized appreciation (depreciation)	(71,614,551)	95,667,182

Net increase (decrease) in net assets resulting from operations	(109,961,409)	115,598,513

Dividends and/or distributions to shareholders:
Initial Class	—	(28,708,452)
Service Class	—	(17,155,419)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(45,863,871)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,542,083	7,612,696
Service Class	23,892,636	28,120,502

	25,434,719	35,733,198

Dividends and/or distributions reinvested:
Initial Class	—	28,708,452
Service Class	—	17,155,419

	—	45,863,871

Cost of shares redeemed:
Initial Class	(18,549,682)	(46,985,920)
Service Class	(18,355,163)	(16,757,999)

	(36,904,845)	(63,743,919)

Net increase (decrease) in net assets resulting from capital share transactions	(11,470,126)	17,853,150

Net increase (decrease) in net assets	(121,431,535)	87,587,792

Net assets:
Beginning of period/year	558,431,460	470,843,668

End of period/year	$436,999,925	$558,431,460

Capital share transactions - shares:
Shares issued:
Initial Class	104,675	393,028
Service Class	1,703,748	1,516,463

	1,808,423	1,909,491

Shares reinvested:
Initial Class	—	1,633,018
Service Class	—	1,005,593

	—	2,638,611

Shares redeemed:
Initial Class	(1,160,569)	(2,464,826)
Service Class	(1,305,380)	(899,530)

	(2,465,949)	(3,364,356)

Net increase (decrease) in shares outstanding:
Initial Class	(1,055,894)	(438,780)
Service Class	398,368	1,622,526

	(657,526)	1,183,746

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$19.51		$17.11	$21.51	$20.76	$19.16		$22.68

Investment operations:
Net investment income (loss) (A)	0.10		0.18	0.22	0.12	0.24	(B)	0.15
Net realized and unrealized gain (loss)	(3.97)		3.95	(2.28)	2.86	3.57		(0.77)

Total investment operations	(3.87)		4.13	(2.06)	2.98	3.81		(0.62)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.19)	(0.20)	(0.25)	(0.16)		(0.23)
Net realized gains	—		(1.54)	(2.14)	(1.98)	(2.05)		(2.67)

Total dividends and/or distributions to shareholders	—		(1.73)	(2.34)	(2.23)	(2.21)		(2.90)

Net asset value, end of period/year	$15.64		$19.51	$17.11	$21.51	$20.76		$19.16

Total return	(19.84	)%(C)	25.28%	(11.46)%	15.55%	21.13%		(2.51)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$255,710		$339,556	$305,350	$395,777	$377,647		$436,364
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84	%(D)	0.83%	0.83%	0.83%	0.87%		0.85%
Including waiver and/or reimbursement and recapture	0.84	%(D)	0.83%	0.83%	0.83%	0.86	%(B)	0.85%
Net investment income (loss) to average net assets	1.21	%(D)	0.96%	1.05%	0.54%	1.27	%(B)	0.67%
Portfolio turnover rate	44	%(C)	56%	61%	54%	128%		64%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$18.92		$16.64	$20.97	$20.30	$18.78		$22.28

Investment operations:
Net investment income (loss) (A)	0.07		0.13	0.16	0.06	0.21	(B)	0.09
Net realized and unrealized gain (loss)	(3.84)		3.83	(2.21)	2.80	3.47		(0.74)

Total investment operations	(3.77)		3.96	(2.05)	2.86	3.68		(0.65)

Dividends and/or distributions to shareholders:
Net investment income	—		(0.14)	(0.14)	(0.21)	(0.11)		(0.18)
Net realized gains	—		(1.54)	(2.14)	(1.98)	(2.05)		(2.67)

Total dividends and/or distributions to shareholders	—		(1.68)	(2.28)	(2.19)	(2.16)		(2.85)

Net asset value, end of period/year	$15.15		$18.92	$16.64	$20.97	$20.30		$18.78

Total return	(19.93	)%(C)	24.94%	(11.64)%	15.26%	20.80%		(2.73)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$181,290		$218,875	$165,494	$206,683	$188,299		$160,561
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09	%(D)	1.08%	1.08%	1.08%	1.12%		1.10%
Including waiver and/or reimbursement and recapture	1.09	%(D)	1.08%	1.08%	1.08%	1.10	%(B)	1.10%
Net investment income (loss) to average net assets	0.96	%(D)	0.71%	0.80%	0.29%	1.13	%(B)	0.43%
Portfolio turnover rate	44	%(C)	56%	61%	54%	128%		64%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $25,535.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$282,415	$—	$—	$—	$282,415
Total Borrowings	$282,415	$—	$—	$—	$282,415

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS (continued)

Small and medium capitalization risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the Portfolio managers believe appropriate and may offer greater potential for losses.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $350 Million	0.790%
Over $350 Million up to $500 Million	0.780
Over $500 Million up to $750 Million	0.765
Over $750 Million up to $1 Billion	0.755
Over $1 Billion up to $1.5 Billion	0.735
Over $1.5 Billion up to $2 Billion	0.730
Over $2 Billion	0.725

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.89%	May 1, 2021
Service Class	1.14	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 192,826,949	$ —	$ 197,350,992	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 427,321,429	$ 49,127,901	$ (38,136,191)	$ 10,991,710

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Small/Mid Cap Value VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and each of Systematic Financial Management, L.P. (“Systematic”) and Thompson, Siegel & Walmsley LLC (“TS&W”) (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was above its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that Systematic had previously served as the Portfolio’s sole sub-adviser, beginning on March 22, 2011, pursuant to different investment strategies. The Board also noted that TS&W had commenced sub-advising the Portfolio’s mid-cap sleeve and Systematic had continued sub-advising the Portfolio’s small-cap sleeve pursuant to the Portfolio’s current investment strategies on December 4, 2016.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica Small/Mid Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Advisers is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Advisers participate in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Advisers may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$942.80	$3.91	$1,020.80	$4.07	0.81%
Service Class	1,000.00	941.90	5.12	1,019.60	5.32	1.06

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.4%
Repurchase Agreement	0.7
Other Investment Company	0.7
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 99.4%
Aerospace & Defense - 2.6%
Aerojet Rocketdyne Holdings, Inc. (A)	154,187	$ 6,111,973
Curtiss-Wright Corp.	46,897	4,186,964
HEICO Corp., Class A	24,846	2,018,489
Hexcel Corp.	69,446	3,140,348
Moog, Inc., Class A	50,029	2,650,537
Teledyne Technologies, Inc. (A)	19,732	6,135,665

		24,243,976

Air Freight & Logistics - 0.4%
XPO Logistics, Inc. (A)	49,317	3,809,738

Auto Components - 0.4%
LCI Industries	35,524	4,084,549

Banks - 0.9%
Ameris Bancorp	59,850	1,411,861
First Bancorp	80,158	2,010,363
Signature Bank	16,416	1,755,199
South State Corp.	17,973	856,593
Western Alliance Bancorp	74,479	2,820,520

		8,854,536

Beverages - 1.1%
Boston Beer Co., Inc., Class A (A)	13,169	7,067,144
Coca-Cola Consolidated, Inc.	14,100	3,231,579

		10,298,723

Biotechnology - 10.6%
Acadia Pharmaceuticals, Inc. (A) (B)	102,589	4,972,489
Acceleron Pharma, Inc. (A)	46,361	4,416,813
Agios Pharmaceuticals, Inc. (A) (B)	42,848	2,291,511
Aimmune Therapeutics, Inc. (A) (B)	41,886	699,915
Alector, Inc. (A)	29,798	728,263
Alkermes PLC (A)	92,013	1,785,512
Allogene Therapeutics, Inc. (A) (B)	41,499	1,776,987
Alnylam Pharmaceuticals, Inc. (A)	6,600	977,526
Amicus Therapeutics, Inc. (A)	80,595	1,215,373
Apellis Pharmaceuticals, Inc. (A)	32,700	1,067,982
Bluebird Bio, Inc. (A)	9,020	550,581
Blueprint Medicines Corp. (A)	42,003	3,276,234
CareDx, Inc. (A)	33,005	1,169,367
ChemoCentryx, Inc. (A)	19,656	1,131,006
CRISPR Therapeutics AG (A) (B)	44,095	3,240,542
Deciphera Pharmaceuticals, Inc. (A)	25,438	1,519,157
Denali Therapeutics, Inc. (A)	39,600	957,528
Emergent BioSolutions, Inc. (A)	73,320	5,798,146
Enanta Pharmaceuticals, Inc. (A)	10,563	530,368
Epizyme, Inc. (A)	14,000	224,840
Exact Sciences Corp. (A) (B)	66,845	5,811,504
Exelixis, Inc. (A)	79,700	1,892,078
Fate Therapeutics, Inc. (A)	19,100	655,321
FibroGen, Inc. (A)	70,144	2,842,936
Global Blood Therapeutics, Inc. (A)	50,604	3,194,631
Immunomedics, Inc. (A) (B)	110,802	3,926,823
Insmed, Inc. (A)	106,531	2,933,864
Ionis Pharmaceuticals, Inc. (A)	19,564	1,153,493
Iovance Biotherapeutics, Inc. (A)	74,680	2,049,966
Ironwood Pharmaceuticals, Inc. (A) (B)	79,491	820,347
Karuna Therapeutics, Inc. (A) (B)	8,200	913,972
Karyopharm Therapeutics, Inc. (A) (B)	39,811	754,020
Kodiak Sciences, Inc. (A) (B)	48,694	2,635,319

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Ligand Pharmaceuticals, Inc. (A) (B)	24,059	$ 2,690,999
Madrigal Pharmaceuticals, Inc. (A) (B)	4,085	462,626
Mirati Therapeutics, Inc. (A) (B)	24,233	2,766,682
Momenta Pharmaceuticals, Inc. (A)	66,000	2,195,820
Neurocrine Biosciences, Inc. (A)	22,027	2,687,294
Principia Biopharma, Inc. (A)	26,000	1,554,540
PTC Therapeutics, Inc. (A)	51,729	2,624,730
Sage Therapeutics, Inc. (A)	24,330	1,011,641
Sarepta Therapeutics, Inc. (A) (B)	15,501	2,485,430
Seattle Genetics, Inc. (A)	21,075	3,581,064
Turning Point Therapeutics, Inc. (A)	22,315	1,441,326
Ultragenyx Pharmaceutical, Inc. (A) (B)	65,863	5,151,804
uniQure NV (A)	35,441	1,596,972
Xencor, Inc. (A)	50,897	1,648,554
Zymeworks, Inc. (A)	20,400	735,828

		100,549,724

Building Products - 1.4%
AAON, Inc.	40,224	2,183,761
Builders FirstSource, Inc. (A)	104,300	2,159,010
Lennox International, Inc.	15,757	3,671,224
Patrick Industries, Inc.	74,637	4,571,516
UFP Industries, Inc.	23,700	1,173,387

		13,758,898

Capital Markets - 1.9%
Cboe Global Markets, Inc.	36,315	3,387,463
FactSet Research Systems, Inc.	8,083	2,655,023
LPL Financial Holdings, Inc.	66,900	5,244,960
MarketAxess Holdings, Inc.	14,396	7,211,244

		18,498,690

Chemicals - 2.5%
Chase Corp.	29,791	3,053,578
Element Solutions, Inc. (A)	126,700	1,374,695
HB Fuller Co.	25,593	1,141,448
Ingevity Corp. (A)	60,223	3,165,923
Innospec, Inc.	51,018	3,941,141
NewMarket Corp.	8,031	3,216,255
Quaker Chemical Corp. (B)	14,422	2,677,444
Scotts Miracle-Gro Co.	23,769	3,196,217
Stepan Co.	17,551	1,704,202

		23,470,903

Commercial Services & Supplies - 2.3%
Casella Waste Systems, Inc., Class A (A)	138,005	7,192,821
IAA, Inc. (A)	117,521	4,532,785
McGrath RentCorp	36,374	1,964,560
MSA Safety, Inc.	22,900	2,620,676
UniFirst Corp.	26,014	4,655,205
US Ecology, Inc.	31,900	1,080,772

		22,046,819

Communications Equipment - 0.5%
Ubiquiti, Inc.	24,985	4,361,382

Construction & Engineering - 0.6%
Comfort Systems USA, Inc.	49,360	2,011,420
EMCOR Group, Inc.	61,400	4,060,996

		6,072,416

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Construction Materials - 0.2%
Eagle Materials, Inc.	30,591	$ 2,148,100

Consumer Finance - 0.3%
Green Dot Corp., Class A (A)	26,268	1,289,234
SLM Corp.	179,447	1,261,512

		2,550,746

Containers & Packaging - 0.3%
Berry Global Group, Inc. (A)	60,184	2,667,355

Distributors - 0.9%
Pool Corp.	31,376	8,530,193

Diversified Consumer Services - 2.4%
Bright Horizons Family Solutions, Inc. (A)	31,884	3,736,805
frontdoor, Inc. (A)	73,355	3,251,827
Grand Canyon Education, Inc. (A)	40,844	3,697,607
Service Corp. International	106,835	4,154,813
ServiceMaster Global Holdings, Inc. (A)	112,422	4,012,341
Strategic Education, Inc.	20,304	3,119,710
WW International, Inc. (A)	30,404	771,654

		22,744,757

Diversified Telecommunication Services - 0.7%
GCI Liberty, Inc., Class A (A)	87,480	6,221,578

Electrical Equipment - 1.1%
Atkore International Group, Inc. (A)	108,870	2,977,594
Generac Holdings, Inc. (A)	57,704	7,035,849

		10,013,443

Electronic Equipment, Instruments & Components - 3.1%
Cognex Corp.	52,648	3,144,139
Coherent, Inc. (A)	22,774	2,982,938
ePlus, Inc. (A)	12,948	915,165
Fabrinet (A)	3,000	187,260
Littelfuse, Inc.	29,333	5,005,090
Novanta, Inc. (A)	63,187	6,746,476
OSI Systems, Inc. (A)	47,296	3,530,173
Zebra Technologies Corp., Class A (A)	27,092	6,934,197

		29,445,438

Energy Equipment & Services - 0.1%
Computer Modelling Group, Ltd. (B)	21,300	74,525
Dril-Quip, Inc. (A)	24,425	727,621

		802,146

Entertainment - 0.8%
Take-Two Interactive Software, Inc. (A)	16,671	2,326,771
Zynga, Inc., Class A (A)	583,600	5,567,544

		7,894,315

Equity Real Estate Investment Trusts - 3.2%
Americold Realty Trust	149,545	5,428,483
CoreSite Realty Corp.	36,169	4,378,619
CubeSmart	22,355	603,361
CyrusOne, Inc.	55,510	4,038,353
Equity Lifestyle Properties, Inc.	51,633	3,226,030
First Industrial Realty Trust, Inc.	119,380	4,588,967
PS Business Parks, Inc.	16,657	2,205,387
Terreno Realty Corp.	102,534	5,397,390
Universal Health Realty Income Trust	4,900	389,501

		30,256,091

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing - 1.6%
Casey’s General Stores, Inc.	45,899	$ 6,862,818
Performance Food Group Co. (A)	169,725	4,945,787
Sprouts Farmers Market, Inc. (A)	126,717	3,242,688

		15,051,293

Food Products - 1.1%
J&J Snack Foods Corp.	28,581	3,633,503
John B Sanfilippo & Son, Inc.	23,246	1,983,581
Post Holdings, Inc. (A)	39,704	3,478,864
TreeHouse Foods, Inc. (A)	36,855	1,614,249

		10,710,197

Health Care Equipment & Supplies - 5.8%
AtriCure, Inc. (A)	13,400	602,330
Cantel Medical Corp.	42,900	1,897,467
Globus Medical, Inc., Class A (A)	70,778	3,376,818
Haemonetics Corp. (A)	50,733	4,543,648
ICU Medical, Inc. (A)	29,485	5,434,380
Insulet Corp. (A)	10,100	1,962,026
iRhythm Technologies, Inc. (A)	7,400	857,586
Lantheus Holdings, Inc. (A)	125,290	1,791,647
LivaNova PLC (A)	23,736	1,142,414
Masimo Corp. (A)	22,191	5,059,326
Merit Medical Systems, Inc. (A)	57,000	2,602,050
Nevro Corp. (A)	23,900	2,855,333
NuVasive, Inc. (A)	53,065	2,953,598
Penumbra, Inc. (A)	23,555	4,212,105
Quidel Corp. (A)	15,400	3,445,596
Tandem Diabetes Care, Inc. (A)	45,200	4,471,184
West Pharmaceutical Services, Inc.	32,288	7,334,865

		54,542,373

Health Care Providers & Services - 4.4%
Addus HomeCare Corp. (A)	34,798	3,220,903
Amedisys, Inc. (A)	32,591	6,470,617
AMN Healthcare Services, Inc. (A)	71,743	3,245,653
BioTelemetry, Inc. (A)	47,352	2,139,837
Chemed Corp.	16,575	7,476,485
CorVel Corp. (A)	31,549	2,236,508
Encompass Health Corp.	44,762	2,772,111
Ensign Group, Inc.	103,969	4,351,103
Molina Healthcare, Inc. (A)	34,329	6,109,875
Pennant Group, Inc. (A)	70,948	1,603,425
US Physical Therapy, Inc.	29,535	2,392,926

		42,019,443

Health Care Technology - 0.6%
Omnicell, Inc. (A)	59,131	4,175,831
Tabula Rasa HealthCare, Inc. (A) (B)	19,881	1,088,087

		5,263,918

Hotels, Restaurants & Leisure - 4.4%
Boyd Gaming Corp.	141,250	2,952,125
Choice Hotels International, Inc.	52,661	4,154,953
Churchill Downs, Inc.	51,305	6,831,261
Denny’s Corp. (A)	188,022	1,899,022
Domino’s Pizza, Inc.	8,932	3,299,838
Dunkin’ Brands Group, Inc.	42,100	2,746,183
Hilton Grand Vacations, Inc. (A)	106,570	2,083,443
Papa John’s International, Inc.	46,765	3,713,609
Penn National Gaming, Inc. (A) (B)	49,466	1,510,692

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Texas Roadhouse, Inc.	34,147	$ 1,795,108
Vail Resorts, Inc.	25,643	4,670,872
Wendy’s Co.	260,001	5,662,822

		41,319,928

Household Durables - 1.6%
Cavco Industries, Inc. (A)	10,427	2,010,847
Helen of Troy, Ltd. (A)	42,454	8,005,126
Tempur Sealy International, Inc. (A)	40,100	2,885,195
TopBuild Corp. (A)	17,800	2,025,106

		14,926,274

Independent Power & Renewable Electricity Producers - 0.4%
Ormat Technologies, Inc.	61,674	3,915,682

Insurance - 1.8%
First American Financial Corp.	37,300	1,791,146
Heritage Insurance Holdings, Inc.	8,657	113,320
Kemper Corp.	74,321	5,389,759
Palomar Holdings, Inc. (A)	13,953	1,196,610
Primerica, Inc.	63,277	7,378,098
Universal Insurance Holdings, Inc.	61,951	1,099,630

		16,968,563

IT Services - 4.5%
Booz Allen Hamilton Holding Corp.	94,528	7,353,333
Broadridge Financial Solutions, Inc.	13,312	1,679,841
CACI International, Inc., Class A (A)	33,884	7,348,762
Cardtronics PLC, Class A (A)	61,851	1,483,187
Euronet Worldwide, Inc. (A)	68,683	6,581,205
ExlService Holdings, Inc. (A)	30,282	1,919,879
Gartner, Inc. (A)	15,640	1,897,601
MAXIMUS, Inc.	88,161	6,210,943
Science Applications International Corp.	39,699	3,083,818
WEX, Inc. (A)	31,966	5,274,710

		42,833,279

Leisure Products - 0.4%
Brunswick Corp.	67,006	4,289,054

Life Sciences Tools & Services - 3.4%
Bio-Rad Laboratories, Inc., Class A (A)	6,328	2,857,029
Bruker Corp.	66,621	2,710,142
Charles River Laboratories International, Inc. (A)	31,702	5,527,244
Medpace Holdings, Inc. (A)	65,619	6,103,879
NeoGenomics, Inc. (A)	79,900	2,475,302
PRA Health Sciences, Inc. (A)	62,292	6,060,388
Repligen Corp. (A)	53,470	6,609,427

		32,343,411

Machinery - 4.1%
Albany International Corp., Class A	52,246	3,067,363
Douglas Dynamics, Inc.	71,391	2,507,252
EnPro Industries, Inc.	25,668	1,265,176
Graco, Inc.	86,935	4,172,011
IDEX Corp.	3,935	621,887
Ingersoll Rand, Inc. (A)	45,447	1,277,969
John Bean Technologies Corp.	42,850	3,685,957
Lincoln Electric Holdings, Inc.	22,933	1,931,876
Lydall, Inc. (A)	52,663	714,110
Nordson Corp.	22,610	4,289,343

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
RBC Bearings, Inc. (A)	19,500	$ 2,613,780
SPX Corp. (A)	42,500	1,748,875
Standex International Corp.	7,955	457,810
Toro Co.	83,315	5,527,117
Woodward, Inc.	60,094	4,660,290

		38,540,816

Media - 1.5%
Cable One, Inc.	5,186	9,204,372
Gray Television, Inc. (A)	132,740	1,851,723
Nexstar Media Group, Inc., Class A (B)	39,619	3,315,714

		14,371,809

Oil, Gas & Consumable Fuels - 0.5%
PBF Energy, Inc., Class A	39,975	409,344
Texas Pacific Land Trust (B)	5,500	3,270,795
WPX Energy, Inc. (A)	98,427	627,964

		4,308,103

Pharmaceuticals - 3.7%
Arvinas, Inc. (A)	11,900	399,126
Axsome Therapeutics, Inc. (A) (B)	17,881	1,471,249
Catalent, Inc. (A)	99,159	7,268,355
Horizon Therapeutics PLC (A)	190,243	10,573,706
Innoviva, Inc. (A)	66,016	922,904
Jazz Pharmaceuticals PLC (A)	6,678	736,850
MyoKardia, Inc. (A)	37,409	3,614,457
Nektar Therapeutics (A) (B)	36,179	837,906
Pacira BioSciences, Inc. (A)	26,806	1,406,511
Phibro Animal Health Corp., Class A	50,185	1,318,360
Prestige Consumer Healthcare, Inc. (A)	60,492	2,272,079
Reata Pharmaceuticals, Inc., Class A (A) (B)	11,430	1,783,309
Supernus Pharmaceuticals, Inc. (A)	55,138	1,309,527
Theravance Biopharma, Inc. (A) (B)	37,905	795,626

		34,709,965

Professional Services - 2.0%
ASGN, Inc. (A)	75,180	5,013,002
CoreLogic, Inc.	59,900	4,026,478
Exponent, Inc.	89,997	7,283,457
Insperity, Inc.	44,575	2,885,340

		19,208,277

Road & Rail - 0.9%
Landstar System, Inc.	41,509	4,661,876
Old Dominion Freight Line, Inc.	25,207	4,274,855

		8,936,731

Semiconductors & Semiconductor Equipment - 5.3%
Advanced Energy Industries, Inc. (A)	51,421	3,485,829
Cabot Microelectronics Corp.	33,400	4,660,636
Cirrus Logic, Inc. (A)	64,950	4,012,611
Entegris, Inc.	153,544	9,066,773
Ichor Holdings, Ltd. (A)	36,808	978,357
Inphi Corp. (A)	25,900	3,043,250
MaxLinear, Inc. (A)	151,110	3,242,821
MKS Instruments, Inc.	62,916	7,124,608
Monolithic Power Systems, Inc.	41,081	9,736,197
Onto Innovation, Inc. (A)	30,067	1,023,481
Power Integrations, Inc.	34,200	4,040,046

		50,414,609

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Software - 9.9%
ACI Worldwide, Inc. (A)	138,535	$ 3,739,060
Aspen Technology, Inc. (A)	39,603	4,103,267
Blackbaud, Inc.	61,095	3,487,302
Ceridian HCM Holding, Inc. (A)	53,613	4,249,902
CommVault Systems, Inc. (A)	51,062	1,976,099
CyberArk Software, Ltd. (A)	17,940	1,780,904
Descartes Systems Group, Inc. (A) (B)	56,764	3,002,816
Envestnet, Inc. (A)	77,546	5,702,733
Fair Isaac Corp. (A)	21,310	8,908,432
Five9, Inc. (A) (B)	50,500	5,588,835
Fortinet, Inc. (A)	11,514	1,580,527
j2 Global, Inc. (B)	31,761	2,007,613
Manhattan Associates, Inc. (A)	54,814	5,163,479
Paylocity Holding Corp. (A)	39,000	5,689,710
Pegasystems, Inc.	67,035	6,781,931
Proofpoint, Inc. (A)	39,749	4,416,909
PTC, Inc. (A)	10,575	822,629
Qualys, Inc. (A)	48,133	5,006,795
RealPage, Inc. (A)	78,983	5,134,685
Sapiens International Corp. NV	90,719	2,538,318
SPS Commerce, Inc. (A)	33,500	2,516,520
SS&C Technologies Holdings, Inc.	68,777	3,884,525
Tyler Technologies, Inc. (A)	16,287	5,649,634

		93,732,625

Specialty Retail - 1.4%
Aaron’s, Inc.	33,789	1,534,021
Burlington Stores, Inc. (A)	23,733	4,673,740
Murphy USA, Inc. (A)	24,045	2,707,226
RH (A)	18,700	4,654,430

		13,569,417

Technology Hardware, Storage & Peripherals - 0.2%
NCR Corp. (A)	97,539	1,689,375

Textiles, Apparel & Luxury Goods - 0.5%
Carter’s, Inc.	19,310	1,558,317
Steven Madden, Ltd.	118,874	2,934,999

		4,493,316

	Shares	Value
COMMON STOCKS (continued)
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	41,558	$ 644,565

Trading Companies & Distributors - 0.7%
Beacon Roofing Supply, Inc. (A)	27,258	718,793
Univar Solutions, Inc. (A)	50,588	852,914
Watsco, Inc.	27,211	4,835,395

		6,407,102

Water Utilities - 0.3%
Middlesex Water Co.	39,548	2,656,835

Total Common Stocks (Cost $768,615,078)		941,191,476

OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (C)	6,191,650	6,191,650

Total Other Investment Company (Cost $6,191,650)		6,191,650

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.00% (C), dated 06/30/2020, to be repurchased at $7,008,673 on 07/01/2020. Collateralized by a U.S. Government Obligation, 0.13%, due 05/15/2023, and with a value of $7,148,934.	$ 7,008,673	7,008,673

Total Repurchase Agreement (Cost $7,008,673)		7,008,673

Total Investments (Cost $781,815,401)		954,391,799
Net Other Assets (Liabilities) - (0.8)%		(7,696,162)

Net Assets - 100.0%		$ 946,695,637

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$941,191,476	$—	$—	$941,191,476
Other Investment Company	6,191,650	—	—	6,191,650
Repurchase Agreement	—	7,008,673	—	7,008,673

Total Investments	$947,383,126	$7,008,673	$—	$954,391,799

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $46,709,633, collateralized by cash collateral of $6,191,650 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $41,530,354. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at June 30, 2020.
(D)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $774,806,728) (including securities loaned of $46,709,633)	$947,383,126
Repurchase agreement, at value (cost $7,008,673)	7,008,673
Foreign currency, at value (cost $665)	667
Receivables and other assets:
Investments sold	2,039,114
Net income from securities lending	5,230
Shares of beneficial interest sold	479,272
Dividends	377,312
Prepaid expenses	4,331

Total assets	957,297,725

Liabilities:
Cash collateral received upon return of:
Securities on loan	6,191,650
Payables and other liabilities:
Investments purchased	2,983,131
Shares of beneficial interest redeemed	583,578
Investment management fees	645,447
Distribution and service fees	75,975
Transfer agent costs	1,658
Trustees, CCO and deferred compensation fees	5,459
Audit and tax fees	14,114
Custody fees	21,665
Legal fees	2,833
Printing and shareholder reports fees	56,401
Other accrued expenses	20,177

Total liabilities	10,602,088

Net assets	$946,695,637

Net assets consist of:
Capital stock ($0.01 par value)	$628,161
Additional paid-in capital	681,704,962
Total distributable earnings (accumulated losses)	264,362,514

Net assets	$946,695,637

Net assets by class:
Initial Class	$598,411,839
Service Class	348,283,798

Shares outstanding:
Initial Class	38,659,263
Service Class	24,156,853

Net asset value and offering price per share:
Initial Class	$15.48
Service Class	14.42

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$2,812,759
Interest income	8,864
Net income from securities lending	35,361
Withholding taxes on foreign income	(3,361)

Total investment income	2,853,623

Expenses:
Investment management fees	3,520,898
Distribution and service fees:
Service Class	413,326
Transfer agent costs	6,882
Trustees, CCO and deferred compensation fees	13,932
Audit and tax fees	15,031
Custody fees	38,899
Legal fees	24,344
Printing and shareholder reports fees	29,681
Other	23,333

Total expenses	4,086,326

Net investment income (loss)	(1,232,703)

Net realized gain (loss) on:
Investments	22,347,574
Foreign currency transactions	(89)

Net realized gain (loss)	22,347,485

Net change in unrealized appreciation (depreciation) on:
Investments	(80,313,777)
Translation of assets and liabilities denominated in foreign currencies	(42)

Net change in unrealized appreciation (depreciation)	(80,313,819)

Net realized and change in unrealized gain (loss)	(57,966,334)

Net increase (decrease) in net assets resulting from operations	$(59,199,037)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$(1,232,703)	$(2,520,907)
Net realized gain (loss)	22,347,485	71,244,844
Net change in unrealized appreciation (depreciation)	(80,313,819)	184,168,464

Net increase (decrease) in net assets resulting from operations	(59,199,037)	252,892,401

Dividends and/or distributions to shareholders:
Initial Class	—	(64,624,158)
Service Class	—	(35,768,969)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(100,393,127)

Capital share transactions:
Proceeds from shares sold:
Initial Class	35,047,496	22,597,314
Service Class	31,193,679	48,031,816

	66,241,175	70,629,130

Dividends and/or distributions reinvested:
Initial Class	—	64,624,158
Service Class	—	35,768,969

	—	100,393,127

Cost of shares redeemed:
Initial Class	(49,839,386)	(81,241,757)
Service Class	(28,284,662)	(14,723,951)

	(78,124,048)	(95,965,708)

Net increase (decrease) in net assets resulting from capital share transactions	(11,882,873)	75,056,549

Net increase (decrease) in net assets	(71,081,910)	227,555,823

Net assets:
Beginning of period/year	1,017,777,547	790,221,724

End of period/year	$946,695,637	$1,017,777,547

Capital share transactions - shares:
Shares issued:
Initial Class	2,448,986	1,385,318
Service Class	2,329,652	3,217,671

	4,778,638	4,602,989

Shares reinvested:
Initial Class	—	4,232,099
Service Class	—	2,510,103

	—	6,742,202

Shares redeemed:
Initial Class	(3,351,072)	(5,160,067)
Service Class	(2,228,788)	(976,042)

	(5,579,860)	(6,136,109)

Net increase (decrease) in shares outstanding:
Initial Class	(902,086)	457,350
Service Class	100,864	4,751,732

	(801,222)	5,209,082

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$16.42		$13.79	$15.59	$13.59	$13.85		$14.68

Investment operations:
Net investment income (loss) (A)	(0.01)		(0.03)	(0.04)	(0.03)	(0.01	)(B)	(0.02)
Net realized and unrealized gain (loss)	(0.93)		4.42	(0.91)	2.95	1.49		0.37

Total investment operations	(0.94)		4.39	(0.95)	2.92	1.48		0.35

Dividends and/or distributions to shareholders:
Net realized gains	—		(1.76)	(0.85)	(0.92)	(1.74)		(1.18)

Net asset value, end of period/year	$15.48		$16.42	$13.79	$15.59	$13.59		$13.85

Total return	(5.72	)%(C)	32.77%	(7.08)%	22.39%	11.22%		2.43%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$598,412		$649,477	$539,421	$590,699	$525,140		$409,596
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81	%(D)	0.81%	0.81%	0.81%	0.82%		0.81%
Including waiver and/or reimbursement and recapture	0.81	%(D)	0.81%	0.81%	0.81%	0.81	%(B)	0.81%
Net investment income (loss) to average net assets	(0.18	)%(D)	(0.19)%	(0.27)%	(0.21)%	(0.05	)%(B)	(0.14)%
Portfolio turnover rate	17	%(C)	21%	29%	21%	38%		27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$15.31		$12.99	$14.76	$12.95	$13.30		$14.18

Investment operations:
Net investment income (loss) (A)	(0.03)		(0.06)	(0.08)	(0.06)	(0.04	)(B)	(0.06)
Net realized and unrealized gain (loss)	(0.86)		4.14	(0.84)	2.79	1.43		0.36

Total investment operations	(0.89)		4.08	(0.92)	2.73	1.39		0.30

Dividends and/or distributions to shareholders:
Net realized gains	—		(1.76)	(0.85)	(0.92)	(1.74)		(1.18)

Net asset value, end of period/year	$14.42		$15.31	$12.99	$14.76	$12.95		$13.30

Total return	(5.81	)%(C)	32.39%	(7.28)%	22.02%	11.00%		2.16%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$348,284		$368,301	$250,801	$292,932	$227,707		$198,477
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06	%(D)	1.06%	1.06%	1.06%	1.07%		1.06%
Including waiver and/or reimbursement and recapture	1.06	%(D)	1.06%	1.06%	1.06%	1.06	%(B)	1.06%
Net investment income (loss) to average net assets	(0.43	)%(D)	(0.43)%	(0.52)%	(0.46)%	(0.29	)%(B)	(0.40)%
Portfolio turnover rate	17	%(C)	21%	29%	21%	38%		27%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended June 30, 2020 by the Portfolios.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business. The Portfolio utilizes various methods to measure the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS (continued)

the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$6,191,650	$—	$—	$—	$6,191,650
Total Borrowings	$6,191,650	$—	$—	$—	$6,191,650

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Small capitalization risk: The Portfolio will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the Portfolio managers believe appropriate and may offer greater potential for losses.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.78% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.93%	May 1, 2021
Service Class	1.18	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the period ended June 30, 2020, the Portfolio did not engage in cross-trade transactions.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 158,403,066	$ —	$ 159,857,547	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 781,815,401	$ 229,601,427	$ (57,025,029)	$ 172,576,398

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica T. Rowe Price Small Cap VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and T. Rowe Price Associates, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 1-, 5- and 10-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was above its benchmark for the past 1-, 3-, 5- and 10-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica T. Rowe Price Small Cap VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees noted that the Portfolio’s management fee schedule does not contain breakpoints and determined that, based on all of the information provided, breakpoints were not warranted at this time. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs, including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$865.20	$3.94	$1,020.60	$4.27	0.85%
Service Class	1,000.00	864.10	5.10	1,019.40	5.52	1.10

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	97.0%
Other Investment Company	3.3
Repurchase Agreement	2.6
Net Other Assets (Liabilities)	(2.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 97.0%
Australia - 2.9%
BHP Group PLC, ADR	17,200	$ 707,780
Challenger, Ltd. (A)	176,677	547,127
Lendlease Group	123,000	1,063,119
Macquarie Group, Ltd.	21,200	1,759,433
Santos, Ltd.	198,200	736,625

		4,814,084

Belgium - 1.8%
Groupe Bruxelles Lambert SA	17,600	1,474,177
KBC Group NV	26,000	1,493,731

		2,967,908

China - 0.4%
Baidu, Inc., ADR (B)	5,800	695,362

Denmark - 1.0%
AP Moller - Maersk A/S, Class B	1,300	1,523,608
Drilling Co. of 1972 A/S (B)	9,400	199,312

		1,722,920

France - 9.0%
Airbus SE (B)	4,200	300,946
Arkema SA	15,693	1,508,473
Dassault Aviation SA (B)	500	458,748
Engie SA (B)	212,000	2,629,208
Rexel SA	71,200	816,033
Sanofi	31,568	3,219,449
TOTAL SA	36,100	1,391,959
Ubisoft Entertainment SA (B)	8,300	687,326
Veolia Environnement SA	107,200	2,420,699
Vivendi SA	60,100	1,552,965

		14,985,806

Germany - 12.4%
Allianz SE	11,241	2,297,011
Bayer AG	24,626	1,825,365
Deutsche Boerse AG	9,800	1,773,572
Fresenius SE & Co. KGaA	60,400	3,002,051
HeidelbergCement AG	38,500	2,060,971
Infineon Technologies AG	105,600	2,474,438
SAP SE	25,700	3,592,587
Siemens AG	26,107	3,078,984
Talanx AG (B)	17,000	631,793

		20,736,772

Hong Kong - 2.8%
China Mobile, Ltd.	195,500	1,320,027
CK Asset Holdings, Ltd.	218,900	1,312,697
CK Hutchison Holdings, Ltd.	311,000	2,013,908

		4,646,632

Ireland - 3.3%
AIB Group PLC (B)	388,500	490,536
DCC PLC	26,400	2,202,913
Ryanair Holdings PLC, ADR (B)	7,585	503,189
Smurfit Kappa Group PLC	70,121	2,356,465

		5,553,103

Isle of Man - 0.5%
GVC Holdings PLC	100,700	923,006

Israel - 0.6%
Check Point Software Technologies, Ltd. (B)	9,400	1,009,842

	Shares	Value
COMMON STOCKS (continued)
Italy - 2.1%
Mediobanca Banca di Credito Finanziario SpA	101,118	$ 730,202
Prysmian SpA	52,335	1,214,084
UniCredit SpA (B)	168,400	1,554,200

		3,498,486

Japan - 26.9%
Astellas Pharma, Inc.	153,900	2,570,062
Daiwa Securities Group, Inc.	359,500	1,510,224
Denka Co., Ltd.	25,760	631,372
ENEOS Holdings, Inc.	569,200	2,028,949
FANUC Corp.	11,000	1,971,969
Fujitsu, Ltd.	13,410	1,570,087
Hitachi, Ltd.	76,440	2,429,632
Japan Airlines Co., Ltd.	62,300	1,124,236
Kirin Holdings Co., Ltd. (A)	61,300	1,292,188
Kyocera Corp.	24,400	1,331,863
Matsumotokiyoshi Holdings Co., Ltd.	18,900	686,800
Nintendo Co., Ltd.	5,400	2,414,170
Olympus Corp.	139,900	2,693,423
ORIX Corp.	193,400	2,401,497
Rakuten, Inc.	229,700	2,028,940
Sega Sammy Holdings, Inc.	117,100	1,403,702
Seven & i Holdings Co., Ltd.	85,600	2,800,278
Sony Corp.	70,500	4,866,624
Square Enix Holdings Co., Ltd.	33,800	1,712,447
Sumitomo Mitsui Financial Group, Inc. (A)	90,200	2,545,606
Toshiba Corp.	76,850	2,465,330
Toyota Industries Corp.	46,800	2,487,543

		44,966,942

Luxembourg - 0.6%
ArcelorMittal SA (B)	96,200	1,018,937

Netherlands - 5.5%
ASML Holding NV	5,800	2,121,715
EXOR NV	8,600	493,616
Heineken Holding NV	25,643	2,098,801
Koninklijke Philips NV	60,665	2,829,883
NXP Semiconductors NV	14,600	1,664,984

		9,208,999

Norway - 0.9%
Mowi ASA	76,300	1,454,404

Republic of Korea - 1.1%
Samsung Electronics Co., Ltd.	40,400	1,788,412

Singapore - 1.1%
DBS Group Holdings, Ltd.	124,000	1,865,806

Spain - 1.0%
Siemens Gamesa Renewable Energy SA (A) (B)	91,700	1,632,714

Sweden - 1.3%
Investor AB, B Shares	23,678	1,256,068
Volvo AB, B Shares (B)	62,849	988,922

		2,244,990

Switzerland - 8.6%
ABB, Ltd.	112,300	2,547,292
Alcon, Inc. (B)	19,200	1,103,217
Glencore PLC (B)	206,300	439,461
Nestle SA	34,176	3,789,115
Novartis AG	28,180	2,455,070

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Roche Holding AG	4,600	$ 1,593,668
UBS Group AG	220,900	2,551,186

		14,479,009

United Kingdom - 13.2%
Ashtead Group PLC	50,100	1,690,026
Aviva PLC	543,660	1,842,668
Barratt Developments PLC	57,300	352,174
British Land Co. PLC, REIT	275,900	1,319,758
Bunzl PLC	33,000	885,163
IG Group Holdings PLC	38,600	389,787
Imperial Brands PLC	72,599	1,382,041
Inchcape PLC	184,987	1,124,203
Informa PLC	104,904	606,528
Linde PLC	5,500	1,166,605
Persimmon PLC (B)	44,100	1,248,099
Savills PLC	28,800	293,731
Smith & Nephew PLC	63,800	1,188,826
Tesco PLC	887,200	2,495,394
Unilever PLC	68,993	3,721,557
Vodafone Group PLC	1,461,244	2,323,025

		22,029,585

Total Common Stocks (Cost $171,112,241)		162,243,719

	Shares	Value
OTHER INVESTMENT COMPANY - 3.3%
Securities Lending Collateral - 3.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 0.13% (C)	5,477,974	$ 5,477,974

Total Other Investment Company (Cost $5,477,974)		5,477,974

	Principal	Value
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp., 0.00% (C), dated 06/30/2020, to be repurchased at $4,263,345 on 07/01/2020. Collateralized by a U.S. Government Obligation, 1.63%, due 04/30/2023, and with a value of $4,348,628.	$ 4,263,345	4,263,345

Total Repurchase Agreement (Cost $4,263,345)		4,263,345

Total Investments (Cost $180,853,560)		171,985,038
Net Other Assets (Liabilities) - (2.9)%		(4,809,663)

Net Assets - 100.0%		$ 167,175,375

INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Pharmaceuticals	6.8%	$11,663,614
Industrial Conglomerates	5.7	9,761,135
Banks	5.0	8,680,081
Capital Markets	4.6	7,984,202
Health Care Equipment & Supplies	4.5	7,815,349
Household Durables	3.8	6,466,897
Entertainment	3.7	6,366,908
Semiconductors & Semiconductor Equipment	3.6	6,261,137
Diversified Financial Services	3.6	6,172,485
Food & Staples Retailing	3.5	5,982,472
Electrical Equipment	3.1	5,394,090
Food Products	3.1	5,243,519
Multi-Utilities	2.9	5,049,907
Insurance	2.8	4,771,472
Software	2.7	4,602,429
Oil, Gas & Consumable Fuels	2.4	4,157,533
Electronic Equipment, Instruments & Components	2.2	3,761,495
Personal Products	2.2	3,721,557
Wireless Telecommunication Services	2.1	3,643,052
Trading Companies & Distributors	2.0	3,391,222
Beverages	2.0	3,390,989
Chemicals	1.9	3,306,450
Health Care Providers & Services	1.7	3,002,051
Machinery	1.7	2,960,891
Real Estate Management & Development	1.6	2,669,547
Auto Components	1.4	2,487,543
Containers & Packaging	1.4	2,356,465

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Metals & Mining	1.3%	$2,166,178
Construction Materials	1.2	2,060,971
Internet & Direct Marketing Retail	1.2	2,028,940
Technology Hardware, Storage & Peripherals	1.0	1,788,412
Airlines	0.9	1,627,425
IT Services	0.9	1,570,087
Marine	0.9	1,523,608
Leisure Products	0.8	1,403,702
Tobacco	0.8	1,382,041
Equity Real Estate Investment Trusts	0.8	1,319,758
Distributors	0.7	1,124,203
Hotels, Restaurants & Leisure	0.5	923,006
Aerospace & Defense	0.4	759,694
Interactive Media & Services	0.4	695,362
Media	0.4	606,528
Energy Equipment & Services	0.1	199,312

Investments	94.3	162,243,719
Short-Term Investments	5.7	9,741,319

Total Investments	100.0%	$171,985,038

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$5,747,762	$156,495,957	$—	$162,243,719
Other Investment Company	5,477,974	—	—	5,477,974
Repurchase Agreement	—	4,263,345	—	4,263,345

Total Investments	$11,225,736	$160,759,302	$—	$171,985,038

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,738,523, collateralized by cash collateral of $5,477,974 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $554,058. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at June 30, 2020.
(D)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $176,590,215) (including securities loaned of $5,738,523)	$167,721,693
Repurchase agreement, at value (cost $4,263,345)	4,263,345
Foreign currency, at value (cost $18,571)	18,757
Receivables and other assets:
Shares of beneficial interest sold	110,584
Dividends	316,816
Tax reclaims	414,460
Prepaid expenses	733

Total assets	172,846,388

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,477,974
Payables and other liabilities:
Shares of beneficial interest redeemed	38,282
Investment management fees	112,856
Distribution and service fees	11,237
Transfer agent costs	337
Trustees, CCO and deferred compensation fees	1,066
Audit and tax fees	10,767
Custody fees	1,952
Legal fees	672
Printing and shareholder reports fees	10,935
Other accrued expenses	4,935

Total liabilities	5,671,013

Net assets	$167,175,375

Net assets consist of:
Capital stock ($0.01 par value)	$138,924
Additional paid-in capital	177,164,276
Total distributable earnings (accumulated losses)	(10,127,825)

Net assets	$167,175,375

Net assets by class:
Initial Class	$115,488,200
Service Class	51,687,175

Shares outstanding:
Initial Class	9,567,060
Service Class	4,325,316

Net asset value and offering price per share:
Initial Class	$12.07
Service Class	11.95

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$2,801,730
Interest income	3,491
Net income from securities lending	9,167
Withholding taxes on foreign income	(280,122)

Total investment income	2,534,266

Expenses:
Investment management fees	625,311
Distribution and service fees:
Service Class	62,183
Transfer agent costs	1,271
Trustees, CCO and deferred compensation fees	2,638
Audit and tax fees	10,926
Custody fees	33,618
Legal fees	4,534
Printing and shareholder reports fees	6,849
Other	5,619

Total expenses	752,949

Net investment income (loss)	1,781,317

Net realized gain (loss) on:
Investments	(4,795,563)
Foreign currency transactions	7,502

Net realized gain (loss)	(4,788,061)

Net change in unrealized appreciation (depreciation) on:
Investments	(22,364,627)
Translation of assets and liabilities denominated in foreign currencies	3,326

Net change in unrealized appreciation (depreciation)	(22,361,301)

Net realized and change in unrealized gain (loss)	(27,149,362)

Net increase (decrease) in net assets resulting from operations	$(25,368,045)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$1,781,317	$3,877,927
Net realized gain (loss)	(4,788,061)	(173,366)
Net change in unrealized appreciation (depreciation)	(22,361,301)	30,160,946

Net increase (decrease) in net assets resulting from operations	(25,368,045)	33,865,507

Dividends and/or distributions to shareholders:
Initial Class	—	(3,710,437)
Service Class	—	(1,448,634)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(5,159,071)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,930,826	10,503,360
Service Class	5,999,523	8,210,294

	14,930,349	18,713,654

Dividends and/or distributions reinvested:
Initial Class	—	3,710,437
Service Class	—	1,448,634

	—	5,159,071

Cost of shares redeemed:
Initial Class	(9,165,244)	(26,850,348)
Service Class	(4,334,883)	(5,890,138)

	(13,500,127)	(32,740,486)

Net increase (decrease) in net assets resulting from capital share transactions	1,430,222	(8,867,761)

Net increase (decrease) in net assets	(23,937,823)	19,838,675

Net assets:
Beginning of period/year	191,113,198	171,274,523

End of period/year	$167,175,375	$191,113,198

Capital share transactions - shares:
Shares issued:
Initial Class	725,898	811,773
Service Class	521,717	637,284

	1,247,615	1,449,057

Shares reinvested:
Initial Class	—	306,394
Service Class	—	120,619

	—	427,013

Shares redeemed:
Initial Class	(705,152)	(2,109,166)
Service Class	(387,996)	(455,867)

	(1,093,148)	(2,565,033)

Net increase (decrease) in shares outstanding:
Initial Class	20,746	(990,999)
Service Class	133,721	302,036

	154,467	(688,963)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$13.95		$11.90	$14.43	$12.00	$12.20		$12.43

Investment operations:
Net investment income (loss) (A)	0.14		0.30	0.29	0.36	0.27	(B)	0.31
Net realized and unrealized gain (loss)	(2.02)		2.15	(2.49)	2.37	(0.14)		(0.14)

Total investment operations	(1.88)		2.45	(2.20)	2.73	0.13		0.17

Dividends and/or distributions to shareholders:
Net investment income	—		(0.19)	(0.33)	(0.30)	(0.33)		(0.40)
Net realized gains	—		(0.21)	—	—	—		—

Total dividends and/or distributions to shareholders	—		(0.40)	(0.33)	(0.30)	(0.33)		(0.40)

Net asset value, end of period/year	$12.07		$13.95	$11.90	$14.43	$12.00		$12.20

Total return	(13.48	)%(C)	21.06%	(15.52)%	22.91%	1.08%		1.32%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$115,488		$133,161	$125,396	$88,588	$74,507		$87,448
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85	%(D)	0.84%	0.90%	0.93%	0.91%		0.87%
Including waiver and/or reimbursement and recapture	0.85	%(D)	0.84%	0.90%	0.93%	0.89	%(B)	0.87%
Net investment income (loss) to average net assets	2.28	%(D)	2.28%	2.11%	2.67%	2.32	%(B)	2.41%
Portfolio turnover rate	10	%(C)	16%	32%	24%	22%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$13.83		$11.80	$14.31	$11.90	$12.11		$12.35

Investment operations:
Net investment income (loss) (A)	0.12		0.26	0.27	0.31	0.24	(B)	0.26
Net realized and unrealized gain (loss)	(2.00)		2.13	(2.48)	2.37	(0.14)		(0.13)

Total investment operations	(1.88)		2.39	(2.21)	2.68	0.10		0.13

Dividends and/or distributions to shareholders:
Net investment income	—		(0.15)	(0.30)	(0.27)	(0.31)		(0.37)
Net realized gains	—		(0.21)	—	—	—		—

Total dividends and/or distributions to shareholders	—		(0.36)	(0.30)	(0.27)	(0.31)		(0.37)

Net asset value, end of period/year	$11.95		$13.83	$11.80	$14.31	$11.90		$12.11

Total return	(13.59	)%(C)	20.74%	(15.70)%	22.66%	0.77%		1.04%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$51,687		$57,952	$45,879	$57,981	$37,771		$39,941
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10	%(D)	1.09%	1.15%	1.18%	1.16%		1.12%
Including waiver and/or reimbursement and recapture	1.10	%(D)	1.09%	1.15%	1.18%	1.14	%(B)	1.12%
Net investment income (loss) to average net assets	2.00	%(D)	2.01%	1.98%	2.28%	2.06	%(B)	2.05%
Portfolio turnover rate	10	%(C)	16%	32%	24%	22%		26%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $2,304.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of June 30, 2020.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$5,477,974	$—	$—	$—	$5,477,974
Total Borrowings	$5,477,974	$—	$—	$—	$5,477,974

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems and regulatory and accounting standards that are less developed, and that can be expected to be less stable. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation, and may be based on only a few industries. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors such as the Portfolio from withdrawing their money at will. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and extreme price volatility. An investment in emerging market securities should be considered speculative.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Portfolio’s foreign investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Lack of information and weaker legal systems and accounting standards also may affect the value of these securities. Foreign investments may have lower liquidity and be more difficult to value than investments in U.S. issuers.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS (continued)

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.77%
Over $500 million up to $1 billion	0.75
Over $1 billion up to $2 billion	0.72
Over $2 billion up to $6 billion	0.69
Over $6 billion	0.68

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2020
Initial Class	0.95%	May 1, 2021
Service Class	1.20	May 1, 2021
Prior to May 1, 2020
Initial Class	1.02
Service Class	1.27

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 19,125,995	$ —	$ 16,715,635	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 180,853,560	$ 17,258,320	$ (26,126,842)	$ (8,868,522)

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica TS&W International Equity VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe but below its benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on May 1, 2013 pursuant to its current investment objective and investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica TS&W International Equity VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$1,088.40	$1.56	$1,023.40	$1.51	0.30%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.7%
Net Other Assets (Liabilities)	0.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 99.7%
Aerospace & Defense - 0.9%
Raytheon Technologies Corp.	1,807	$ 111,347

Beverages - 2.5%
Constellation Brands, Inc., Class A	938	164,103
Monster Beverage Corp. (A)	2,309	160,060

		324,163

Biotechnology - 3.6%
Biogen, Inc. (A)	238	63,677
Sarepta Therapeutics, Inc. (A) (B)	487	78,086
Seattle Genetics, Inc. (A)	836	142,053
Vertex Pharmaceuticals, Inc. (A)	645	187,250

		471,066

Building Products - 1.0%
Fortune Brands Home & Security, Inc.	1,978	126,454

Capital Markets - 1.3%
BlackRock, Inc.	148	80,525
S&P Global, Inc.	248	81,711

		162,236

Chemicals - 1.4%
PPG Industries, Inc.	1,007	106,802
Sherwin-Williams Co.	140	80,899

		187,701

Commercial Services & Supplies - 0.7%
Copart, Inc. (A)	1,138	94,761

Consumer Finance - 1.1%
American Express Co.	1,452	138,230

Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	1,419	78,230

Electrical Equipment - 0.8%
AMETEK, Inc.	1,211	108,227

Electronic Equipment, Instruments & Components - 1.4%
CDW Corp.	766	88,994
Zebra Technologies Corp., Class A (A)	384	98,285

		187,279

Entertainment - 1.9%
Activision Blizzard, Inc.	1,891	143,527
Walt Disney Co.	950	105,934

		249,461

Equity Real Estate Investment Trusts - 1.3%
American Tower Corp.	635	164,173

Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	526	159,488

Health Care Equipment & Supplies - 3.8%
Baxter International, Inc.	1,843	158,682
Becton Dickinson & Co.	462	110,543
Edwards Lifesciences Corp. (A)	1,470	101,592
Teleflex, Inc.	334	121,569

		492,386

Health Care Providers & Services - 2.5%
UnitedHealth Group, Inc.	1,084	319,726

Hotels, Restaurants & Leisure - 1.0%
McDonald’s Corp.	697	128,576

Household Products - 2.2%
Colgate-Palmolive Co.	1,331	97,509

	Shares	Value
COMMON STOCKS (continued)
Household Products (continued)
Procter & Gamble Co.	1,589	$ 189,997

		287,506

Insurance - 0.6%
Allstate Corp.	767	74,391

Interactive Media & Services - 8.6%
Alphabet, Inc., Class A (A)	389	551,621
Facebook, Inc., Class A (A)	2,451	556,549

		1,108,170

Internet & Direct Marketing Retail - 7.9%
Amazon.com, Inc. (A)	373	1,029,040

IT Services - 9.9%
EPAM Systems, Inc. (A)	426	107,356
FleetCor Technologies, Inc. (A)	551	138,593
Global Payments, Inc.	939	159,273
GoDaddy, Inc., Class A (A)	1,665	122,095
Leidos Holdings, Inc.	793	74,280
Mastercard, Inc., Class A	1,151	340,351
PayPal Holdings, Inc. (A)	1,528	266,223
Square, Inc., Class A (A)	742	77,866

		1,286,037

Life Sciences Tools & Services - 1.6%
Thermo Fisher Scientific, Inc.	569	206,171

Machinery - 1.8%
Illinois Tool Works, Inc.	603	105,434
Nordson Corp.	639	121,225

		226,659

Pharmaceuticals - 1.6%
Eli Lilly & Co.	1,261	207,031

Professional Services - 0.8%
Equifax, Inc.	595	102,269

Road & Rail - 1.2%
Norfolk Southern Corp.	494	86,731
Uber Technologies, Inc. (A)	2,035	63,248

		149,979

Semiconductors & Semiconductor Equipment - 5.5%
Advanced Micro Devices, Inc. (A)	2,555	134,418
Entegris, Inc.	1,876	110,778
KLA Corp.	658	127,968
Marvell Technology Group, Ltd.	4,030	141,292
Micron Technology, Inc. (A)	1,834	94,488
Teradyne, Inc.	1,231	104,032

		712,976

Software - 17.5%
Adobe, Inc. (A)	760	330,835
DocuSign, Inc. (A)	561	96,610
Guidewire Software, Inc. (A)	882	97,770
Microsoft Corp.	5,034	1,024,469
salesforce.com, Inc. (A)	1,593	298,417
ServiceNow, Inc. (A)	423	171,340
SS&C Technologies Holdings, Inc.	1,589	89,747
Workday, Inc., Class A (A)	855	160,193

		2,269,381

Specialty Retail - 1.5%
TJX Cos., Inc.	3,927	198,549

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 8.5%
Apple, Inc.	3,032	$ 1,106,074

Textiles, Apparel & Luxury Goods - 3.5%
NIKE, Inc., Class B	1,896	185,903
PVH Corp.	1,236	59,390
Under Armour, Inc., Class C (A)	7,804	68,987
VF Corp.	2,243	136,688

		450,968

Total Common Stocks (Cost $7,876,495)		12,918,705

Total Investments (Cost $7,876,495)		12,918,705
Net Other Assets (Liabilities) - 0.3%		44,784

Net Assets - 100.0%		$ 12,963,489

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$12,918,705	$—	$—	$12,918,705

Total Investments	$12,918,705	$—	$—	$12,918,705

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $77,284, non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $78,928. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $7,876,495) (including securities loaned of $77,284)	$12,918,705
Cash	54,107
Receivables and other assets:
Dividends	2,799
Prepaid expenses	57

Total assets	12,975,668

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	346
Investment management fees	730
Transfer agent costs	19
Trustees, CCO and deferred compensation fees	71
Audit and tax fees	9,238
Custody fees	422
Legal fees	18
Printing and shareholder reports fees	115
Dues and subscriptions fees	1,055
Other accrued expenses	165

Total liabilities	12,179

Net assets	$12,963,489

Net assets consist of:
Capital stock ($0.01 par value)	$12,997
Additional paid-in capital	6,119,131
Total distributable earnings (accumulated losses)	6,831,361

Net assets	$12,963,489

Shares outstanding	1,299,711

Net asset value and offering price per share	$9.97

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$49,157
Interest income	215
Net income from securities lending	49

Total investment income	49,421

Expenses:
Investment management fees	20,034
Transfer agent costs	90
Trustees, CCO and deferred compensation fees	187
Audit and tax fees	9,346
Custody fees	1,866
Legal fees	313
Printing and shareholder reports fees	731
Other	1,798

Total expenses before waiver and/or reimbursement and recapture	34,365

Expense waived and/or reimbursed	(16,158)

Net expenses	18,207

Net investment income (loss)	31,214

Net realized gain (loss) on:
Investments	690,415

Net change in unrealized appreciation (depreciation) on:
Investments	205,771

Net realized and change in unrealized gain (loss)	896,186

Net increase (decrease) in net assets resulting from operations	$927,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$31,214	$62,533
Net realized gain (loss)	690,415	1,045,325
Net change in unrealized appreciation (depreciation)	205,771	2,838,571

Net increase (decrease) in net assets resulting from operations	927,400	3,946,429

Dividends and/or distributions to shareholders:
Dividends and/or distributions to shareholders	—	(1,515,064)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(1,515,064)

Capital share transactions:
Proceeds from shares sold	—	30,171
Dividends and/or distributions reinvested	—	1,515,064
Cost of shares redeemed	(1,064,200)	(866,821)

Net increase (decrease) in net assets resulting from capital share transactions	(1,064,200)	678,414

Net increase (decrease) in net assets	(136,800)	3,109,779

Net assets:
Beginning of period/year	13,100,289	9,990,510

End of period/year	$12,963,489	$13,100,289

Capital share transactions - shares:
Shares issued	—	3,473
Shares reinvested	—	188,207
Shares redeemed	(130,526)	(98,827)

Net increase (decrease) in shares outstanding	(130,526)	92,853

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$9.16		$7.47	$8.54	$6.91	$6.93		$8.80

Investment operations:
Net investment income (loss) (A)	0.02		0.05	0.05	0.07	0.08	(B)	0.08
Net realized and unrealized gain (loss)	0.79		2.82	0.21	1.95	0.17		0.43

Total investment operations	0.81		2.87	0.26	2.02	0.25		0.51

Dividends and/or distributions to shareholders:
Net investment income	—		(0.04)	(0.10)	(0.09)	(0.07)		(0.09)
Net realized gains	—		(1.14)	(1.23)	(0.30)	(0.20)		(2.29)

Total dividends and/or distributions to shareholders	—		(1.18)	(1.33)	(0.39)	(0.27)		(2.38)

Net asset value, end of period/year	$9.97		$9.16	$7.47	$8.54	$6.91		$6.93

Total return	8.84	%(C)	40.71%	0.84%	29.73%	3.47%		7.11%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$12,963		$13,100	$9,991	$12,365	$12,113		$12,871
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.57	%(D)	0.58%	0.55%	0.55%	0.52%		0.51%
Including waiver and/or reimbursement and recapture	0.30	%(D)	0.30%	0.30%	0.30%	0.17	%(B)	0.30%
Net investment income (loss) to average net assets	0.51	%(D)	0.53%	0.54%	0.89%	1.10	%(B)	0.93%
Portfolio turnover rate	12	%(C)	23%	24%	32%	40%		40%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was 0.01 to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth II VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Initial Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $4.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

5. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. RISK FACTORS (continued)

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.33% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Initial Class	0.30%	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the years ended December 31, 2017, December 31, 2018, December 31, 2019 and the period ended June 30, 2020, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available				Total
2017	2018	2019	2020
$ 16,311	$ 31,354	$ 34,531	$ 16,158	$ 98,354

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.15% of Initial Class.

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the period ended June 30, 2020, the Portfolio did not engage in cross-trade transactions.

7. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,412,978	$ —	$ 2,464,083	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 7,876,495	$ 5,253,687	$ (211,477)	$ 5,042,210

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica WMC US Growth II VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Wellington Management Company LLP (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Initial Class Shares of the Portfolio was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Initial Class Shares of the Portfolio was above its benchmark for the past 1-, 3- and 5-year periods and below its benchmark for the past 10-year period. The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on April 9, 2010 and commenced using its current investment strategies on July 1, 2014.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Initial Class Shares of the Portfolio were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth II VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees noted that the Portfolio’s management fee schedule does not contain breakpoints and determined that, based on all of the information provided, breakpoints were not warranted at this time. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (i) transaction costs including brokerage commissions on purchases and sales of portfolio shares; and (ii) ongoing costs, including management fees, and other portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at January 1, 2020, and held for the entire six-month period until June 30, 2020.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Ending Account Value June 30, 2020	Expenses Paid During Period (B)	Net Annualized Expense Ratio
Initial Class	$1,000.00	$1,087.60	$3.43	$1,021.60	$3.32	0.66%
Service Class	1,000.00	1,086.50	4.72	1,020.30	4.57	0.91

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s net annualized expense ratio, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (182 days), and divided by the number of days in the year (366 days).

SCHEDULE OF INVESTMENTS COMPOSITION

At June 30, 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 0.8%
Raytheon Technologies Corp.	503,542	$ 31,028,258

Beverages - 2.5%
Constellation Brands, Inc., Class A	263,615	46,119,444
Monster Beverage Corp. (A)	650,626	45,101,394

		91,220,838

Biotechnology - 3.6%
Biogen, Inc. (A)	67,229	17,987,119
Sarepta Therapeutics, Inc. (A) (B)	135,910	21,791,809
Seattle Genetics, Inc. (A)	235,607	40,034,342
Vertex Pharmaceuticals, Inc. (A)	182,985	53,122,375

		132,935,645

Building Products - 0.9%
Fortune Brands Home & Security, Inc.	551,313	35,245,440

Capital Markets - 1.2%
BlackRock, Inc.	41,578	22,622,174
S&P Global, Inc.	71,768	23,646,121

		46,268,295

Chemicals - 1.6%
PPG Industries, Inc.	284,150	30,136,949
Sherwin-Williams Co.	48,935	28,277,090

		58,414,039

Commercial Services & Supplies - 0.7%
Copart, Inc. (A)	320,855	26,717,596

Consumer Finance - 1.1%
American Express Co.	409,591	38,993,063

Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	400,128	22,059,057

Electrical Equipment - 0.8%
AMETEK, Inc.	341,597	30,528,524

Electronic Equipment, Instruments & Components - 1.4%
CDW Corp.	217,586	25,279,141
Zebra Technologies Corp., Class A (A)	107,904	27,618,029

		52,897,170

Entertainment - 1.9%
Activision Blizzard, Inc.	528,233	40,092,885
Walt Disney Co.	264,920	29,541,229

		69,634,114

Equity Real Estate Investment Trusts - 1.5%
American Tower Corp.	214,543	55,467,947

Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	149,148	45,223,165

Health Care Equipment & Supplies - 4.0%
Baxter International, Inc.	519,345	44,715,604
Becton Dickinson & Co.	130,287	31,173,770
Danaher Corp.	68,732	12,153,880
Edwards Lifesciences Corp. (A)	409,842	28,324,181
Teleflex, Inc.	93,064	33,873,435

		150,240,870

Health Care Providers & Services - 2.4%
UnitedHealth Group, Inc.	307,975	90,837,226

Hotels, Restaurants & Leisure - 1.0%
McDonald’s Corp.	197,853	36,497,943

	Shares	Value
COMMON STOCKS (continued)
Household Products - 2.2%
Colgate-Palmolive Co.	377,504	$ 27,655,943
Procter & Gamble Co.	451,108	53,938,983

		81,594,926

Insurance - 0.6%
Allstate Corp.	216,038	20,953,526

Interactive Media & Services - 8.4%
Alphabet, Inc., Class A (A)	109,881	155,816,752
Facebook, Inc., Class A (A)	691,114	156,931,256

		312,748,008

Internet & Direct Marketing Retail - 7.8%
Amazon.com, Inc. (A)	105,149	290,087,164

IT Services - 10.1%
EPAM Systems, Inc. (A)	120,477	30,361,409
FleetCor Technologies, Inc. (A)	156,508	39,366,457
Global Payments, Inc.	264,724	44,902,485
GoDaddy, Inc., Class A (A)	458,880	33,649,670
Leidos Holdings, Inc.	228,394	21,393,666
Mastercard, Inc., Class A	325,857	96,355,915
PayPal Holdings, Inc. (A)	427,477	74,479,318
Square, Inc., Class A (A)	210,755	22,116,630
Visa, Inc., Class A	57,884	11,181,452

		373,807,002

Life Sciences Tools & Services - 1.6%
Thermo Fisher Scientific, Inc.	159,270	57,709,892

Machinery - 1.7%
Illinois Tool Works, Inc.	170,974	29,894,804
Nordson Corp.	178,255	33,816,756

		63,711,560

Pharmaceuticals - 1.6%
Eli Lilly & Co.	356,577	58,542,812

Professional Services - 0.8%
Equifax, Inc.	166,586	28,632,802

Road & Rail - 1.1%
Norfolk Southern Corp.	137,686	24,173,531
Uber Technologies, Inc. (A)	563,787	17,522,500

		41,696,031

Semiconductors & Semiconductor Equipment - 5.4%
Advanced Micro Devices, Inc. (A)	718,346	37,792,183
Entegris, Inc.	526,086	31,065,378
KLA Corp.	186,094	36,191,561
Marvell Technology Group, Ltd.	1,139,376	39,946,523
Micron Technology, Inc. (A)	517,394	26,656,139
Teradyne, Inc.	352,247	29,768,394

		201,420,178

Software - 17.3%
Adobe, Inc. (A)	214,871	93,535,495
DocuSign, Inc. (A)	159,203	27,416,349
Guidewire Software, Inc. (A)	251,467	27,875,117
Microsoft Corp.	1,423,291	289,653,951
salesforce.com, Inc. (A)	449,774	84,256,163
ServiceNow, Inc. (A)	120,092	48,644,466
SS&C Technologies Holdings, Inc.	448,412	25,326,310
Workday, Inc., Class A (A)	241,628	45,271,422

		641,979,273

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)

At June 30, 2020

(unaudited)

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail - 1.5%
TJX Cos., Inc.	1,114,782	$ 56,363,378

Technology Hardware, Storage & Peripherals - 8.4%
Apple, Inc.	857,171	312,695,981

Textiles, Apparel & Luxury Goods - 3.5%
NIKE, Inc., Class B	554,035	54,323,132
PVH Corp.	348,993	16,769,114
Under Armour, Inc., Class C (A)	2,245,322	19,848,646
VF Corp.	636,708	38,800,985

		129,741,877

Total Common Stocks (Cost $2,362,093,200)		3,685,893,600

Principal	Value
REPURCHASE AGREEMENT - 0.9%

Fixed Income Clearing Corp., 0.00% (C), dated 06/30/2020, to be repurchased at $34,199,899 on 07/01/2020. Collateralized by a U.S. Government Obligation, 1.63%, due 04/30/2023, and with a value of $34,883,904.

$ 34,199,899	$ 34,199,899

Total Repurchase Agreement (Cost $34,199,899)	34,199,899

Total Investments (Cost $2,396,293,099)	3,720,093,499
Net Other Assets (Liabilities) - (0.1)%	(5,493,433)

Net Assets - 100.0%	$ 3,714,600,066

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$3,685,893,600	$—	$—	$3,685,893,600
Repurchase Agreement	—	34,199,899	—	34,199,899

Total Investments	$3,685,893,600	$34,199,899	$—	$3,720,093,499

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the security is on loan. The value of the security on loan is $21,573,747, collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $22,032,563. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at June 30, 2020.
(D)	There were no transfers in or out of Level 3 during the six-month period ended June 30, 2020. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At June 30, 2020

(unaudited)

Assets:
Investments, at value (cost $2,362,093,200) (including securities loaned of $21,573,747)	$3,685,893,600
Repurchase agreement, at value (cost $34,199,899)	34,199,899
Foreign currency, at value (cost $8,070)	8,633
Receivables and other assets:
Net income from securities lending	1,778
Shares of beneficial interest sold	529,288
Dividends	845,989
Tax reclaims	172,958
Prepaid expenses	15,591

Total assets	3,721,667,736

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	4,614,970
Investment management fees	1,987,501
Distribution and service fees	80,445
Transfer agent costs	3,445
Trustees, CCO and deferred compensation fees	17,438
Audit and tax fees	25,212
Custody fees	71,377
Legal fees	27,417
Printing and shareholder reports fees	176,646
Other accrued expenses	63,219

Total liabilities	7,067,670

Net assets	$3,714,600,066

Net assets consist of:
Capital stock ($0.01 par value)	$997,059
Additional paid-in capital	1,952,903,180
Total distributable earnings (accumulated losses)	1,760,699,827

Net assets	$3,714,600,066

Net assets by class:
Initial Class	$3,345,492,566
Service Class	369,107,500

Shares outstanding:
Initial Class	89,536,809
Service Class	10,169,078

Net asset value and offering price per share:
Initial Class	$37.36
Service Class	36.30

STATEMENT OF OPERATIONS

For the period ended June 30, 2020

(unaudited)

Investment Income:
Dividend income	$13,743,872
Interest income	83,224
Net income from securities lending	10,044

Total investment income	13,837,140

Expenses:
Investment management fees	10,554,223
Distribution and service fees:
Service Class	420,472
Transfer agent costs	23,155
Trustees, CCO and deferred compensation fees	51,571
Audit and tax fees	28,261
Custody fees	109,954
Legal fees	112,243
Printing and shareholder reports fees	110,274
Other	73,594

Total expenses	11,483,747

Net investment income (loss)	2,353,393

Net realized gain (loss) on:
Investments	137,678,736

Net change in unrealized appreciation (depreciation) on:
Investments	131,859,438
Translation of assets and liabilities denominated in foreign currencies	182

Net change in unrealized appreciation (depreciation)	131,859,620

Net realized and change in unrealized gain (loss)	269,538,356

Net increase (decrease) in net assets resulting from operations	$271,891,749

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	June 30, 2020 (unaudited)	December 31, 2019
From operations:
Net investment income (loss)	$2,353,393	$3,631,698
Net realized gain (loss)	137,678,736	294,399,669
Net change in unrealized appreciation (depreciation)	131,859,620	667,942,465

Net increase (decrease) in net assets resulting from operations	271,891,749	965,973,832

Dividends and/or distributions to shareholders:
Initial Class	—	(225,055,622)
Service Class	—	(22,079,934)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(247,135,556)

Capital share transactions:
Proceeds from shares sold:
Initial Class	256,537,980	48,347,868
Service Class	34,512,752	40,308,120

	291,050,732	88,655,988

Issued from fund acquisition:
Initial Class	—	179,731,341
Service Class	—	44,374,490

	—	224,105,831

Dividends and/or distributions reinvested:
Initial Class	—	225,055,622
Service Class	—	22,079,934

	—	247,135,556

Cost of shares redeemed:
Initial Class	(218,628,894)	(357,319,143)
Service Class	(39,717,053)	(34,067,828)

	(258,345,947)	(391,386,971)

Net increase (decrease) in net assets resulting from capital share transactions	32,704,785	168,510,404

Net increase (decrease) in net assets	304,596,534	887,348,680

Net assets:
Beginning of period/year	3,410,003,532	2,522,654,852

End of period/year	$3,714,600,066	$3,410,003,532

Capital share transactions - shares:
Shares issued:
Initial Class	6,994,595	1,562,355
Service Class	1,070,507	1,287,162

	8,065,102	2,849,517

Shares issued on fund acquisition:
Initial Class	—	5,616,008
Service Class	—	1,424,968

	—	7,040,976

Shares reinvested:
Initial Class	—	7,439,855
Service Class	—	749,743

	—	8,189,598

Shares redeemed:
Initial Class	(6,672,574)	(11,538,297)
Service Class	(1,236,599)	(1,095,154)

	(7,909,173)	(12,633,451)

Net increase (decrease) in shares outstanding:
Initial Class	322,021	3,079,921
Service Class	(166,092)	2,366,719

	155,929	5,446,640

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Initial Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$34.35		$26.86	$29.25	$23.30		$23.71		$33.82

Investment operations:
Net investment income (loss) (A)	0.03		0.05	0.04	0.13		0.13	(B)	0.15
Net realized and unrealized gain (loss)	2.98		10.31	0.42	6.59		0.56		1.60

Total investment operations	3.01		10.36	0.46	6.72		0.69		1.75

Dividends and/or distributions to shareholders:
Net investment income	—		(0.04)	(0.16)	(0.12)		(0.10)		(0.26)
Net realized gains	—		(2.83)	(2.69)	(0.65)		(1.00)		(11.60)

Total dividends and/or distributions to shareholders	—		(2.87)	(2.85)	(0.77)		(1.10)		(11.86)

Net asset value, end of period/year	$37.36		$34.35	$26.86	$29.25		$23.30		$23.71

Total return	8.76	%(C)	40.05%	0.21%	29.20%		2.81%		6.85%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$3,345,492		$3,064,686	$2,313,734	$2,507,627		$2,259,537		$1,803,732
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66	%(D)	0.68%	0.70%	0.70	%(E)	0.70	%(E)	0.71	%(E)
Including waiver and/or reimbursement and recapture	0.66	%(D)	0.68%	0.70%	0.70	%(E)	0.69	%(B)(E)	0.71	%(E)
Net investment income (loss) to average net assets	0.16	%(D)	0.15%	0.15%	0.48%		0.56	%(B)	0.50%
Portfolio turnover rate	16	%(C)	26%	28%	34%		46%		37%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.

For a share outstanding during the period and years indicated:

	Service Class
	June 30, 2020 (unaudited)		December 31, 2019	December 31, 2018	December 31, 2017		December 31, 2016		December 31, 2015
Net asset value, beginning of period/year	$33.41		$26.22	$28.62	$22.82		$23.25		$33.38

Investment operations:
Net investment income (loss) (A)	(0.01)		(0.03)	(0.03)	0.05		0.07	(B)	0.07
Net realized and unrealized gain (loss)	2.90		10.05	0.41	6.46		0.54		1.58

Total investment operations	2.89		10.02	0.38	6.51		0.61		1.65

Dividends and/or distributions to shareholders:
Net investment income	—		—	(0.09)	(0.06)		(0.04)		(0.18)
Net realized gains	—		(2.83)	(2.69)	(0.65)		(1.00)		(11.60)

Total dividends and/or distributions to shareholders	—		(2.83)	(2.78)	(0.71)		(1.04)		(11.78)

Net asset value, end of period/year	$36.30		$33.41	$26.22	$28.62		$22.82		$23.25

Total return	8.65	%(C)	39.68%	(0.03)%	28.86%		2.54%		6.61%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$369,108		$345,318	$208,921	$238,839		$174,774		$178,172
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91	%(D)	0.93%	0.95%	0.95	%(E)	0.95	%(E)	0.96	%(E)
Including waiver and/or reimbursement and recapture	0.91	%(D)	0.93%	0.95%	0.95	%(E)	0.94	%(B)(E)	0.96	%(E)
Net investment income (loss) to average net assets	(0.08	)%(D)	(0.10)%	(0.10)%	0.21%		0.29	%(B)	0.25%
Portfolio turnover rate	16	%(C)	26%	28%	34%		46%		37%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Not annualized.
(D)	Annualized.
(E)	Does not include expenses of the underlying investments in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS

At June 30, 2020

(unaudited)

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated insurance company separate accounts and affiliated asset allocation portfolios. Contract holders of the variable life and annuity contracts are not shareholders of the Portfolio. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of a Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below: to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Portfolio investments; assisting with Portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended June 30, 2020, commissions recaptured are $3,091.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. INVESTMENT VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include the Portfolio’s own assumptions used in determining the fair value of investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at June 30, 2020, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at June 30, 2020, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended June 30, 2020, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at June 30, 2020.

Repurchase agreements at June 30, 2020, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Portfolio may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Portfolio to risks such as; the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

The Portfolio receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio (the “Navigator”). The TAM family of mutual funds is a significant shareholder of the Navigator as of June 30, 2020. No individual fund has a significant holding in the Navigator.

The value of loaned securities and related cash and non-cash collateral outstanding at June 30, 2020, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Portfolio involves certain key risks related to the Portfolio’s trading activity. Please reference the Portfolio’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Portfolio.

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Market risk: The market prices of a Portfolio’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as overall economic trends or events, government actions or interventions, market disruptions caused by trade disputes or other factors, political factors or adverse investor sentiment. The market prices of securities also may go down due to

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

6. RISK FACTORS (continued)

events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. If the market prices of the securities owned by a Portfolio fall, the value of your investment will go down. A Portfolio may experience a substantial or complete loss on any individual security.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, a Portfolio’s exposure to the risks described in the Portfolio’s prospectus will likely increase. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Portfolio’s investments may be negatively affected.

Recent events risk: The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of a Portfolio’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, and Transamerica Financial Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon N.V. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation, a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. Transamerica Corporation is owned by The Aegon Trust, which is owned by Aegon International B.V., which is owned by Aegon N.V., a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Portfolio. The Portfolio does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.6800%
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5700

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit
Initial Class	0.74%	May 1, 2021
Service Class	0.99	May 1, 2021

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Portfolio, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended June 30, 2020 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary and/or contractual basis and in addition to the operating expense limits in effect, from time to time may waive and/ or reimburse expenses of the Portfolio, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of June 30, 2020, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires the Portfolio to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2021. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended June 30, 2020, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, (as amended and restated January 1, 2010), available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended June 30, 2020, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the Investment Manager or sub-adviser(s) for the period ended June 30, 2020.

8. PURCHASES AND SALES OF SECURITIES

For the period ended June 30, 2020, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 568,046,303	$ —	$ 546,004,755	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Distributions are determined in accordance with income tax regulations, which may differ from GAAP.

As of June 30, 2020, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,396,293,099	$ 1,386,717,093	$ (62,916,693)	$ 1,323,800,400

10. REORGANIZATION

Following the close of business on November 1, 2019, the Portfolio acquired all of the net assets of Transamerica Torray Concentrated Growth VP (“Torray Concentrated Growth VP”) pursuant to a Plan of Reorganization. The Portfolio is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of the Portfolio for shares of Torray Concentrated Growth VP outstanding following the close of business on November 1, 2019. The cost basis of the investments received from Torray Concentrated Growth VP was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2020

(unaudited)

10. REORGANIZATION (continued)

Shares issued to Torray Concentrated Growth VP shareholders, along with the exchange ratio of the reorganization for Portfolio, were as follows:

Torray Concentrated Growth VP Class	Torray Concentrated Growth VP Shares	Portfolio Class	Portfolio Shares	Dollar Amount	Exchange Ratio (A)
Initial	7,915,012	Initial	5,616,008	$179,731,341	0.71
Service	1,904,140	Service	1,424,968	44,374,490	0.75

(A)	Calculated by dividing the Portfolio shares issuable by the Torray Concentrated Growth VP shares outstanding on November 1, 2019.

The net assets of Torray Concentrated Growth VP, including unrealized appreciation (depreciation), were combined with those of Portfolio. These amounts were as follows:

Torray Concentrated Growth VP Unrealized Appreciation (Depreciation)	Torray Concentrated Growth VP Net Assets	Portfolio Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 86,122,229	$ 224,105,831	$ 2,991,642,668	$ 3,215,748,499

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and is reflected as a reimbursement of custody fees. This resulted in a decrease in net expenses and an overall increase in net assets. Please reference the Financial Highlights for additional information in regards to the per share impact.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT— CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on June 17-18, 2020, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica WMC US Growth VP (the “Portfolio”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Wellington Management Company LLP (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2021.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Portfolio, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. In their review, the Trustees also sought to identify instances in which the Portfolio’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics, and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Portfolio in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Portfolio after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Portfolio and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Portfolio; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Portfolio investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Portfolio; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Portfolio investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Portfolio’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; and ongoing cash management services for the Portfolio. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Portfolio, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and contract holder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Portfolio in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Portfolio’s benchmark, in each case for various trailing periods ended December 31, 2019. Based on these considerations, the

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Portfolio’s performance are summarized below. In describing the Portfolio’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Portfolio’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Portfolio’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Service Class Shares of the Portfolio was above the median for its peer universe for the past 1-, 3- and 5-year periods and below the median for the past 10-year period. The Board also noted that the performance of Service Class Shares of the Portfolio was above its benchmark for the past 1- and 3-year periods and below its benchmark for the past 5- and 10-year periods.

The Board noted that the Sub-Adviser had commenced sub-advising the Portfolio on April 9, 2010 and commenced using its current investment strategies on July 1, 2014.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Portfolio, including information provided by Broadridge comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Portfolio’s management fee and total expense ratio are summarized below. In describing the Portfolio’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Portfolio’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Portfolio’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Portfolio’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Service Class Shares of the Portfolio were in line with the medians for its peer group and peer universe. The Trustees noted that they had previously approved a reduction to the Portfolio’s management fee schedule, which took effect on August 2, 2019 and was not fully reflected in the comparative data. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Portfolio, which may result in TAM waiving fees for the benefit of contract holders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Portfolio and to Transamerica Series Trust as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Portfolio and Transamerica Series Trust as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Series Trust	Semi-Annual Report 2020

Transamerica WMC US Growth VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Portfolio had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Portfolio.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Portfolio. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Portfolio benefited from any economies of scale. The Board recognized that, as the Portfolio’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Portfolio. The Board considered the Portfolio’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Portfolio through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Portfolio’s management fee schedule. The Board considered that the Portfolio’s fees would be based on the combined assets of multiple funds. The Trustees concluded that the Portfolio’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Portfolio

The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with the Portfolio and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Portfolio. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Portfolio is recaptured for the benefit of the Portfolio and the contract holders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Portfolio’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and the contract holders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Portfolio and the contract holders and voted to approve the renewal of the Agreements.

Transamerica Series Trust	Semi-Annual Report 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The series of Transamerica Series Trust (the “Trust”), excluding Transamerica Government Money Market VP (for purposes of this section only, the “Portfolios”), have adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the “Program”). The Board of Trustees of the Trust (the “Board”) has appointed Transamerica Asset Management, Inc. (“TAM”), the investment manager to the Portfolios, as the Program administrator for the Portfolios. TAM has established a Liquidity Risk Management Committee (the “Committee”) to manage the Program for the Portfolios, including oversight of the liquidity risk management process, reporting to the Board, and reviewing the Program’s effectiveness.

The Board met on March 11-12, 2020 (the “Meeting”) to review the Program with respect to the Portfolios, pursuant to the Liquidity Rule. At the Meeting, the Committee provided the Board with a written report that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation, including any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology. The Report noted that the Portfolios utilize analysis from a third-party liquidity metrics service, which takes into account a variety of factors including market, trading and other investment specific considerations. The Report also described the Committee’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of the Portfolios’ holdings, a HLIM was not currently required for the Portfolios in the Trust. The Report noted one material change to the classification methodology during the Program Reporting Period. The Report reviewed the change and why the Committee believes the change is an enhancement to the prior method. The Report also noted that the Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for monitoring the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Portfolio’s liquidity risk based on a variety of factors including: (1) the Portfolio’s investment strategy and portfolio liquidity during normal and reasonably foreseeable stressed conditions, (2) cash flow projections during normal and reasonably foreseeable stressed conditions and (3) holdings of cash and cash equivalents, borrowings and other funding sources.

The Report concluded that the Program is operating effectively and is reasonably designed to assess and manage the Portfolios’ liquidity risk pursuant to the requirements of the Liquidity Rule.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Portfolios, except Transamerica BlackRock Government Money Market VP, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Portfolios’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica BlackRock Government Money Market VP will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.tranasmercia.com.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

PO Box 219945

Kansas City, MO 64121-9945

Distributor:	Transamerica Capital, Inc.
PO Box 219945
Kansas City, MO 64121-9945

Customer Service: 1-800-851-9777

Item 2:	Code of Ethics.

(a)	Not applicable for semi-annual reports.

Item 3:	Audit Committee Financial Experts.

Not applicable for semi-annual reports.

Item 4:	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5:	Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6: Schedule of Investments.

(a)	The schedules of investments are included in the Semi-Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule

30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	Not applicable

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not Applicable.

(a)(4)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	September 3, 2020

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President, Treasurer, Principal Financial Officer and Principal Accounting Officer
Date:	September 3, 2020

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(2)	Section 302 N-CSR Certification of Principal Executive Officer and Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer